================================================================================


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.,
                                  as Depositor,

                      GMAC COMMERCIAL MORTGAGE CORPORATION,
                    as Master Servicer and Special Servicer,

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee,

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 2000

                         ------------------------------





                  Commercial Mortgage Pass-Through Certificates

                                 Series 2000-C1


================================================================================

                                TABLE OF CONTENTS

                                 ---------------

SECTION                                                                                                                PAGE
-------                                                                                                                ----

ARTICLE I
       DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES; CERTAIN CALCULATIONS IN RESPECT OF THE MORTGAGE POOL.................2
       SECTION 1.01.         Defined Terms................................................................................2
       SECTION 1.02.         General Interpretive Principles.............................................................48
       SECTION 1.03.         Certain Calculations in Respect of the Mortgage Pool........................................48
       SECTION 1.04.         Cross-Collateralized Mortgage Loans.........................................................50

ARTICLE II
       CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES; ORIGINAL ISSUANCE OF REMIC I
       REGULAR INTERESTS, REMIC II REGULAR INTERESTS, REMIC III REGULAR INTERESTS AND CERTIFICATES.......................50
       SECTION 2.01.         Conveyance of Mortgage Loans................................................................50
       SECTION 2.02.         Acceptance of Mortgage Assets by Trustee....................................................53
       SECTION 2.03.         Certain Repurchases and Substitutions of Mortgage Loans by the Originators..................55
       SECTION 2.04.         Representations and Warranties of the Depositor.............................................58
       SECTION 2.05.         Representations and Warranties of the Master Servicer.......................................60
       SECTION 2.06.         Representations and Warranties of the Special Servicer......................................61
       SECTION 2.07.         Representations and Warranties of the Trustee...............................................63
       SECTION 2.08.         Designation of the Certificates.............................................................64
       SECTION 2.09.         Creation of REMIC I; Issuance of the REMIC I Regular Interests and the
                             REMIC I Residual Interest; Certain Matters Involving REMIC I and the Loan
                             REMICs......................................................................................65
       SECTION 2.10.         Conveyance of REMIC I Regular Interests; Acceptance of REMIC I Regular
                             Interests by Trustee........................................................................68
       SECTION 2.11.         Creation of REMIC II; Issuance of the REMIC II Regular Interests and the
                             REMIC II Residual Interest; Certain Matters Involving REMIC II..............................68
       SECTION 2.12.         Conveyance of REMIC II Regular Interests; Acceptance of REMIC II Regular
                             Interests by Trustee........................................................................70
       SECTION 2.13.         Creation of REMIC III; Issuance of the REMIC III Regular Interest
                             Certificates and the REMIC III Residual Interest; Certain Matters Involving
                             REMIC III...................................................................................71
       SECTION 2.14.         Acceptance of Grantor Trusts by Trustee; Issuance of the Class Y and Class
                             R Certificates..............................................................................74

ARTICLE III
       ADMINISTRATION AND SERVICING OF THE TRUST FUND....................................................................75
       SECTION 3.01.         Administration of the Mortgage Loans........................................................75
       SECTION 3.02.         Collection of Mortgage Loan Payments........................................................76

       SECTION 3.03.         Collection of Taxes, Assessments and Similar Items; Servicing Accounts;
                             Reserve Accounts............................................................................77
       SECTION 3.04.         Collection Account, Distribution Account, Interest Reserve Account and Gain
                             on Sale Reserve Fund........................................................................79
       SECTION 3.05.         Permitted Withdrawals From the Collection Account, the Distribution
                             Account, the Interest Reserve Account and the Gain on Sale Reserve Fund.....................82
       SECTION 3.06.         Investment of Funds in the Collection Account, Servicing Accounts, Reserve
                             Accounts and the REO Account................................................................86
       SECTION 3.07.         Maintenance of Insurance Policies; Errors and Omissions and Fidelity
                             Coverage....................................................................................88
       SECTION 3.08.         Enforcement of Alienation Clauses...........................................................91
       SECTION 3.09.         Realization Upon Defaulted Mortgage Loans...................................................92
       SECTION 3.10.         Trustee to Cooperate; Release of Mortgage Files.............................................95
       SECTION 3.11.         Master Servicing and Special Servicing Compensation; Interest on and
                             Reimbursement of Servicing Advances; Payment of Certain Expenses;
                             Obligations of the Trustee and any Fiscal Agent regarding Back-up Servicing
                             Advances....................................................................................96
       SECTION 3.12.         Property Inspections; Collection of Financial Statements; Delivery of
                             Certain Reports............................................................................101
       SECTION 3.13.         Annual Statement as to Compliance..........................................................104
       SECTION 3.14.         Reports by Independent Public Accountants..................................................105
       SECTION 3.15.         Access to Certain Information..............................................................105
       SECTION 3.16.         Title to REO Property; REO Account.........................................................106
       SECTION 3.17.         Management of REO Property.................................................................107
       SECTION 3.18.         Sale of Mortgage Loans and REO Properties..................................................110
       SECTION 3.19.         Additional Obligations of Master Servicer..................................................113
       SECTION 3.20.         Modifications, Waivers, Amendments and Consents............................................117
       SECTION 3.21.         Transfer of Servicing Between Master Servicer and Special Servicer; Record
                             Keeping....................................................................................121
       SECTION 3.22.         Sub-Servicing Agreements...................................................................122
       SECTION 3.23.         Controlling Class Representative...........................................................124
       SECTION 3.24.         Certain Rights and Powers of the Controlling Class Representative..........................126

ARTICLE IV
       PAYMENTS TO CERTIFICATEHOLDERS...................................................................................128
       SECTION 4.01.         Distributions..............................................................................128
       SECTION 4.02.         Statements to Certificateholders; Certain Other Reports....................................134
       SECTION 4.03.         P&I Advances...............................................................................138
       SECTION 4.04.         Allocation of Realized Losses and Additional Trust Fund Expenses...........................141
       SECTION 4.05.         Calculations...............................................................................142
       SECTION 4.06.         Appointment of Certificate Administrator...................................................142

ARTICLE V
       THE CERTIFICATES.................................................................................................142
       SECTION 5.01.         The Certificates...........................................................................142

       SECTION 5.02.         Registration of Transfer and Exchange of Certificates......................................143
       SECTION 5.03.         Book-Entry Certificates....................................................................148
       SECTION 5.04.         Mutilated, Destroyed, Lost or Stolen Certificates..........................................149
       SECTION 5.05.         Persons Deemed Owners......................................................................150
       SECTION 5.06.         Certification by Certificate Owners........................................................150

ARTICLE VI
       THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER......................................................151
       SECTION 6.01.         Liability of the Depositor, the Master Servicer and the Special Servicer...................151
       SECTION 6.02.         Merger, Consolidation or Conversion of the Depositor, the Master Servicer
                             or the Special Servicer....................................................................151
       SECTION 6.03.         Limitation on Liability of the Depositor, the Master Servicer, and the
                             Special Servicer...........................................................................151
       SECTION 6.04.         Master Servicer and Special Servicer Not to Resign.........................................152
       SECTION 6.05.         Rights of the Depositor and the Trustee in Respect of the Master Servicer
                             and the Special Servicer...................................................................153
       SECTION 6.06.         Designation of Special Servicer by the Controlling Class...................................153

ARTICLE VII
       DEFAULT..........................................................................................................155
       SECTION 7.01.         Events of Default..........................................................................155
       SECTION 7.02.         Trustee to Act; Appointment of Successor...................................................158
       SECTION 7.03.         Notification to Certificateholders.........................................................159
       SECTION 7.04.         Waiver of Events of Default................................................................159
       SECTION 7.05.         Additional Remedies of Trustee Upon Event of Default.......................................159

ARTICLE VIII
       THE TRUSTEE......................................................................................................160
       SECTION 8.01.         Duties of Trustee..........................................................................160
       SECTION 8.02.         Certain Matters Affecting the Trustee......................................................161
       SECTION 8.03.         Trustee and Fiscal Agent not Liable for Validity or Sufficiency of
                             Certificates or Mortgage Loans.............................................................163
       SECTION 8.04.         Trustee and Fiscal Agent May Own Certificates..............................................163
       SECTION 8.05.         Fees and Expenses of Trustee; Indemnification of and by Trustee and Fiscal
                             Agent......................................................................................163
       SECTION 8.06.         Eligibility Requirements for Trustee.......................................................165
       SECTION 8.07.         Resignation and Removal of Trustee.........................................................165
       SECTION 8.08.         Successor Trustee..........................................................................166
       SECTION 8.09.         Merger or Consolidation of Trustee.........................................................167
       SECTION 8.10.         Appointment of Co-Trustee or Separate Trustee..............................................167
       SECTION 8.11.         Appointment of Custodians..................................................................168
       SECTION 8.12.         Access to Certain Information..............................................................168
       SECTION 8.13.         Appointment of Fiscal Agent................................................................170
       SECTION 8.14.         Advance Security Arrangement...............................................................171
       SECTION 8.15.         Filings with the Securities and Exchange Commission........................................172

ARTICLE IX
       TERMINATION......................................................................................................174
       SECTION 9.01.         Termination Upon Repurchase or Liquidation of All Mortgage Loans...........................174
       SECTION 9.02.         Additional Termination Requirements........................................................176

ARTICLE X
       ADDITIONAL TAX PROVISIONS........................................................................................177
       SECTION 10.01.        Tax Administration.........................................................................177
       SECTION 10.02.        Depositor, Master Servicer, Special Servicer, Trustee and Fiscal Agent to
                             Cooperate with Tax Administrator...........................................................180
       SECTION 10.03.        Appointment of Tax Administrator...........................................................180

ARTICLE XI
       MISCELLANEOUS PROVISIONS.........................................................................................181
       SECTION 11.01.        Amendment..................................................................................181
       SECTION 11.02.        Recordation of Agreement; Counterparts.....................................................182
       SECTION 11.03.        Limitation on Rights of Certificateholders.................................................183
       SECTION 11.04.        Governing Law..............................................................................183
       SECTION 11.05.        Notices....................................................................................183
       SECTION 11.06.        Severability of Provisions.................................................................184
       SECTION 11.07.        Successors and Assigns; Beneficiaries......................................................184
       SECTION 11.08.        Article and Section Headings...............................................................184
       SECTION 11.09.        Notices to and from the Rating Agencies and the Depositor..................................185
       SECTION 11.10.        Notices to Controlling Class Representative................................................186
       SECTION 11.11.        Complete Agreement.........................................................................186

                                                   EXHIBITS
EXHIBIT A-1                Form of Class X Certificates
EXHIBIT A-2                Form of Class A-1 and Class A-2 Certificates
EXHIBIT A-3                Form of Class B, Class C, Class D, Class E and Class F Certificates
EXHIBIT A-4                Form of Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class P Certificates
EXHIBIT A-5                Form of Class Y Certificates
EXHIBIT A-6                Form of Class R Certificates
EXHIBIT B-1A               Schedule of SBRC Mortgage Loans
EXHIBIT B-1B               Schedule of GCFP Mortgage Loans
EXHIBIT B-1C               Schedule of Original Mortgage Loans held by Loan REMICs
EXHIBIT B-1D               Schedule of Environmentally Insured Mortgage Loans
EXHIBITS B-1E              Schedule of Earnout Mortgage Loans
EXHIBIT B-2                Schedule of Exceptions to Mortgage File Delivery
EXHIBIT B-3                Form of Custodial Certification
EXHIBIT C                  Letter of Representations among Depositor, Certificate Administrator and initial Depository
EXHIBIT D-1                Form of Master Servicer Request for Release
EXHIBIT D-2                Form of Special Servicer Request for Release
EXHIBIT E-1                Form of Distribution Date Statement
EXHIBIT E-2A               Form of Loan Periodic Update File
EXHIBIT E-2B               Form of Property File
EXHIBIT E-2C               Form of Loan Set-up File
EXHIBIT E-3                Form of Comparative Financial Status Report
EXHIBIT E-4                Form of Delinquent Loan Status Report
EXHIBIT E-5                Form of Historical Loan Modification Report
EXHIBIT E-6                Form of Historical Liquidation Report
EXHIBIT E-7                Form of NOI Adjustment Worksheet
EXHIBIT E-8                Form of Operating Statement Analysis Report
EXHIBIT E-9                Form of REO Status Report
EXHIBIT E-10               Form of Servicer Watch List
EXHIBIT E-11               Form of Bond File
EXHIBIT E-12               Form of Collateral Summary File
EXHIBIT E-13               Form of Financial File
EXHIBIT F-1A               Form I of Transferor Certificate for Transfers of Non-Registered Certificates
EXHIBIT F-1B               Form II of Transferor Certificate for Transfers of Non-Registered Certificates
EXHIBIT F-2A               Form I of Transferee Certificate for Transfers of Non-Registered Certificates
EXHIBIT F-2B               Form II of Transferee Certificate for Transfers of Non-Registered Certificates
EXHIBIT G                  Form of Transferee Certificate in Connection with ERISA (Definitive Subordinate Certificates)
EXHIBIT H-1                Form of Transfer Affidavit and Agreement for Transfers of Class R Certificates
EXHIBIT H-2                Form of Transferor Certificate for Transfers of Class R Certificates
EXHIBIT I-1                Form of Notice and Acknowledgment Concerning Replacement of Special Servicer
EXHIBIT I-2                Form of Acknowledgment of Proposed Special Servicer
EXHIBIT J                  Form of UCC-1 Financing Statement
EXHIBIT K                  Calculation of Net Operating Income
EXHIBIT K                  Calculation of Net Operating Income
EXHIBIT L-1                Information Request from Certificateholder or Certificate Owner
EXHIBIT L-2                Information Request from Prospective Investor

EXHIBIT M-1                Form of SBRC Mortgage Loan Purchase Agreement
EXHIBIT M-2                Form of GCFP Mortgage Loan Purchase Agreement
EXHIBIT N                  Schedule of Designated Sub-Servicers

              This Pooling and Servicing Agreement, is dated and effective as of June 1, 2000, among SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. as Depositor, GMAC COMMERCIAL MORTGAGE CORPORATION as Master Servicer and Special Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee.

                             PRELIMINARY STATEMENT:

              Salomon Brothers Realty Corp. (together with its successors in interest, "SBRC") has sold to Salomon Brothers Mortgage Securities VII, Inc. (together with its successors in interest, the "Depositor"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 5, 2000 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "SBRC Mortgage Loan Purchase Agreement"), between SBRC and the Depositor, those mortgage loans initially identified on the schedule attached hereto as Exhibit B-1A (such mortgage loans, the "Original SBRC Mortgage Loans"). A form of the SBRC Mortgage Loan Purchase Agreement is attached hereto as Exhibit M-1.

              Greenwich Capital Financial Products, Inc. (together with its successors in interest, "GCFP") has sold to the Depositor, pursuant to the Mortgage Loan Purchase Agreement dated as of June 5, 2000 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "GCFP Mortgage Loan Purchase Agreement"), between GCFP and the Depositor, those mortgage loans initially identified on the schedule attached hereto as Exhibit B-1B (such mortgage loans, the "Original GCFP Mortgage Loans" and, collectively with the Original SBRC Mortgage Loans, the "Original Mortgage Loans"). A form of the GCFP Mortgage Loan Purchase Agreement is attached hereto as Exhibit M-2.

              The Depositor desires, among other things, to: (i) establish a trust fund, consisting primarily of the Original Mortgage Loans and certain related rights, funds and property; (ii) cause the issuance of mortgage pass-through certificates in multiple classes, which certificates will, in the aggregate, evidence the entire beneficial ownership interest in such trust fund; and (iii) provide for the servicing and administration of the mortgage loans, including the Original Mortgage Loans, and the other assets that from time to time constitute part of such trust fund.

              Norwest Bank Minnesota, National Association (together with its successors in interest, "Norwest") desires to act as "Trustee" hereunder; and GMAC Commercial Mortgage Corporation (together with its successors in interest, "GMACCM") desires to act as "Master Servicer" and "Special Servicer" hereunder.

              In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES;
                         CERTAIN CALCULATIONS IN RESPECT
                              OF THE MORTGAGE POOL

              SECTION 1.01.    Defined Terms.

              Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Section 1.01, subject to modification in accordance with Section 1.04.

              "30/360 Basis" shall mean the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

              "30/360 Mortgage Loan" shall mean a Mortgage Loan that accrues interest on a 30/360 Basis.

              "Acquisition Date" shall mean, with respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust within the meaning of Treasury regulation Section 1.856-6(b)(1), which is the first day on which the Trust is treated as the owner of such REO Property for federal income tax purposes.

              "Actual/360 Basis" shall mean the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable accrual period) in a year assumed to consist of 360 days.

              "Actual/360 Mortgage Loan" shall mean a Mortgage Loan that accrues interest on an Actual/360 Basis.

              "Additional Collateral" shall mean any non-real property collateral (including any Letter of Credit) pledged and/or delivered by the related Borrower and held by the mortgagee to secure payment on any Mortgage Loan.

              "Additional Master Servicing Compensation" shall have the meaning assigned thereto in Section 3.11(b).

              "Additional Special Servicing Compensation" shall have the meaning assigned thereto in Section 3.11(d).

              "Additional Trust Fund Expense" shall mean any expense experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss that would result in the Holders of any Class of REMIC III Regular Interest Certificates receiving less than the total of their Current Interest Distribution Amount, Carryforward Interest Distribution Amount and Principal Distribution Amount for any Distribution Date.

              "Additional Yield Amount" shall have the meaning assigned thereto in Section 4.01(d).

              "Adjusted REMIC II Remittance Rate" shall mean:

              (a) with respect to REMIC II Regular Interest A-1, for any Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and
       (ii) 7.46% per annum;

              (b) with respect to each of REMIC II Regular Interests A-2, B, C, D, E, F and G, for any Interest Accrual Period, a rate per annum equal to the lesser of (i) the related REMIC II Remittance Rate for such Interest Accrual Period and (ii) 7.52% per annum;

              (c) with respect to each of REMIC II Regular Interests H, J and K for any Interest Accrual Period, 6.75% per annum; and

              (d) with respect to each of REMIC II Regular Interests L, M, N and P, for any Interest Accrual Period, 7.00% per annum.

              "Administrative Fee Rate" shall mean, with respect to each Mortgage Loan (and any successor REO Mortgage Loan), the sum of the related Master Servicing Fee Rate, plus the Special Servicer's Standby Fee Rate, plus the Trustee Fee Rate.

              "Advance" shall mean any P&I Advance or Servicing Advance.

              "Advance Interest" shall mean the interest accrued on any Advance at the Reimbursement Rate, which is payable to the party hereto that made that Advance, all in accordance with Section 3.11(g) or Section 4.03(d), as applicable.

              "Advance Security Arrangement" shall have the meaning assigned thereto in Section 8.14.

              "Adverse Grantor Trust Event" shall mean either: (i) any impairment of the status of either Grantor Trust Pool as a Grantor Trust; or
(ii) the imposition of a tax upon either Grantor Trust Pool or any of its assets or transactions.

              "Adverse Rating Event" shall mean, with respect to any Class of Rated Certificates and each Rating Agency that has assigned a rating thereto, as of any date of determination, the qualification, downgrade or withdrawal of the rating then assigned to such Class of Rated Certificates by such Rating Agency (or the placing of such Class of Rated Certificates on watch status in contemplation of any such action with respect thereto).

              "Adverse REMIC Event" shall mean either: (i) any impairment of the status of any REMIC Pool as a REMIC; or (ii) the imposition of a tax upon any REMIC Pool or any of its assets or transactions (including the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on prohibited contributions set forth in Section 860G(d) of the Code).

              "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

              "Agreement" shall mean this Pooling and Servicing Agreement, as it may be amended, modified, supplemented or restated following the Closing Date.

              "A.M. Best" shall mean A.M. Best Company or its successor in interest.

              "Annual Accountants' Report" shall have the meaning assigned thereto in Section 3.14.

              "Annual Performance Certification" shall have the meaning assigned thereto in Section 3.13.

              "Anticipated Repayment Date" shall mean, with respect to any ARD Loan, the date specified in the related Mortgage Note, as of which Post-ARD Additional Interest shall begin to accrue on such Mortgage Loan, which date is prior to the Stated Maturity Date for such Mortgage Loan.

              "Appraisal" shall mean, with respect to any Mortgaged Property or REO Property as to which an appraisal is required to be performed pursuant to the terms of this Agreement, a narrative appraisal complying with USPAP (or, in the case of a Mortgage Loan or an REO Mortgage Loan with a Stated Principal Balance as of the date of such appraisal of $2,000,000 or less, either a limited appraisal and a summary report or an internal valuation prepared by the Special Servicer) that (i) indicates the "market value" of the subject property (within the meaning of 12 CFR Section 225.62(g)) and (ii) is conducted by a Qualified Appraiser (except that, in the case of a Mortgage Loan or an REO Mortgage Loan with a Stated Principal Balance as of the date of such appraisal of $2,000,000 or less, the appraiser may be an employee of the Special Servicer).

              "Appraisal Reduction Amount" shall mean, with respect to any Required Appraisal Loan, an amount (calculated as of the Determination Date immediately following the later of the date on which the most recent relevant Appraisal acceptable for purposes of Section 3.19(c) hereof was obtained by the Special Servicer pursuant to this Agreement and the date of the most recent Appraisal Trigger Event with respect to such Required Appraisal Loan) equal to the excess, if any, of:

              (l) the sum of (a) the Stated Principal Balance of such Required Appraisal Loan as of such Determination Date, (b) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or any Fiscal Agent, all unpaid interest (net of Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Post-ARD Additional Interest) accrued on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date, (c) all unpaid Special Servicing Fees accrued in respect of such Required Appraisal Loan, (d) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer, the Trustee or any Fiscal Agent in respect of such Required Appraisal Loan, together with all unpaid Advance Interest accrued on such Advances, and (e) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property; over

              (2) the sum of (x) the excess, if any, of (i) 90% of the Appraised Value of the related Mortgaged Property or REO Property, as applicable, as determined by the most recent relevant Appraisal acceptable for purposes of Section 3.19(c) hereof, over (ii) the amount of any obligation(s) secured by any liens on such Mortgaged Property or REO Property, as applicable, that are prior to the lien of the Required Appraisal Loan, and (y) any Escrow Payments, Reserve Funds and/or Letters of Credit held by the Master Servicer or the Special Servicer with respect to (i) unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property, (ii) tenant improvements and leasing commissions in respect of the related Mortgaged Property and/or (iii) debt service on such Required Appraisal Loan.

              Notwithstanding the foregoing, if (i) an Appraisal Trigger Event occurs with respect to any Mortgage Loan, (ii) either (A) no Appraisal (or update to an Appraisal as provided in 3.19(c)) has been obtained or conducted, as applicable in accordance with Section 3.19(c), with respect to the related Mortgaged Property during the 12-month period prior to the date of such Appraisal Trigger Event or (B) there shall have occurred since the date of the most recent Appraisal a material change in the circumstances surrounding the related Mortgaged Property that would, in the Special Servicer's judgment, materially affect the value of the property, and (iii) no new Appraisal is obtained or conducted, as applicable in accordance with Section 3.19(c), within 60 days after such Appraisal Trigger Event, then (x) until such new Appraisal is obtained or conducted, as applicable in accordance with Section 3.19(c), the Appraisal Reduction Amount shall equal 25% of the Stated Principal Balance of such Required Appraisal Loan, and (y) upon receipt or performance, as applicable in accordance with Section 3.19(c), of such Appraisal by the Special Servicer, the Appraisal Reduction Amount for such Required Appraisal Loan will be recalculated in accordance with the preceding sentence of this definition.

              "Appraisal Trigger Event" shall mean, with respect to any Mortgage Loan, any of the following events:

              (i)    such Mortgage Loan becomes a Modified Mortgage Loan;

              (ii) the Borrower under such Mortgage Loan becomes the subject of bankruptcy, insolvency or similar proceedings;

              (iii) any Monthly Payment with respect to such Mortgage Loan remains unpaid for 60 days past the Due Date for such payment;

              (iv) a receiver is appointed with respect to the related Mortgaged Property; or

              (v)    the related Mortgaged Property becomes an REO Property.

              "Appraised Value" shall mean, with respect to each Mortgaged Property or REO Property, the appraised value thereof (as is) based upon the most recent Appraisal obtained or conducted, as appropriate, pursuant to this Agreement; provided, however, that, for purposes of this Agreement, no party hereto may rely on an Appraisal that is more than 12 months old (it being understood and agreed that this provision is not intended by itself to impose any separate obligation on any party hereto to periodically update Appraisals).

              "ARD Loan" shall mean a Mortgage Loan that provides for the accrual of Post-ARD Additional Interest thereon if such Mortgage Loan is not paid in full on or prior to its Anticipated Repayment Date.

              "Assignment of Leases" shall mean, with respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the related Borrower in connection with the origination of the related Mortgage Loan, as such assignment may be amended, modified, renewed or extended through the date hereof and from time to time hereafter.

              "Assumed Monthly Payment" shall mean:

              (a) with respect to any Balloon Mortgage Loan delinquent in respect of its Balloon Payment, beyond the Determination Date immediately following its scheduled maturity date (as such date may be extended in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20), for that scheduled maturity date and for each subsequent Due Date as of which such Mortgage Loan remains outstanding and part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due with respect to such Mortgage Loan on such Due Date equal to the amount that would have been due in respect thereof on such Due Date (other than any Default Interest) if such Mortgage Loan had been required to continue to accrue interest in accordance with its terms, and to pay principal in accordance with the amortization schedule (if any) in effect immediately prior to, and without regard to the occurrence of, such maturity date; and

              (b) with respect to any REO Mortgage Loan, for any Due Date as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Monthly Payment (or, in the case of a Balloon Mortgage Loan described in clause (a) of this definition, the Assumed Monthly Payment) that was due (or deemed due) in respect of the related Mortgage Loan on the last Due Date prior to its becoming an REO Mortgage Loan.

              "Balloon Mortgage Loan" shall mean any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution) provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, a Balloon Payment is due on its Stated Maturity Date.

              "Balloon Payment" shall mean any Monthly Payment payable on a Mortgage Loan at scheduled maturity that is at least twice as large as the normal Monthly Payment due on such Mortgage Loan.

              "Bankruptcy Code" shall mean the federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

              "Base Prospectus" shall mean that certain prospectus dated June 5, 2000, relating to trust funds established by the Depositor and publicly offered mortgage pass-through certificates evidencing interests therein.

              "Bond File" shall mean the monthly report containing the information called for in the form attached hereto as Exhibit E-11, which report shall be in the form of such Exhibit E-11 or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally (but in any event containing the information called for in such Exhibit E-11).

              "Book-Entry Certificate" shall mean any Certificate registered in the name of the Depository or its nominee.

              "Book-Entry Subordinate Certificate" shall mean any Subordinate Certificate that constitutes a Book-Entry Certificate.

              "Borrower" shall mean the obligor or obligors on a Mortgage Note, including any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

              "Breach" shall have the meaning assigned thereto in Section
2.03(a).

              "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, the city or cities in which the Primary Servicing Offices of the Master Servicer and the Special Servicer are located or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to remain closed.

              "Carryforward Interest Distribution Amount" shall:

              (a) with respect to any REMIC I Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.09(g);

              (b) with respect to any REMIC II Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.11(g); and

              (c) with respect to any Class of REMIC III Regular Interest Certificates, for any Distribution Date, have the meaning assigned thereto in Section 2.13(g);

              "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

              "Certificate" shall mean any one of the Depositor's Commercial Mortgage Pass-Through Certificates, Series 2000-C1, as executed by the Trustee and authenticated and delivered hereunder by the Certificate Registrar.

              "Certificate Administrator" shall mean any certificate administrator appointed pursuant to Section 4.06 (or, in the absence of any such appointee acting in such capacity, the Trustee).

              "Certificate Factor" shall mean, with respect to any Class of REMIC III Regular Interest Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the related Class Principal Balance or Class Notional Amount, as the case may be, then outstanding, and the denominator of which is the related Class Principal Balance or Class Notional Amount, as the case may be, outstanding as of the Closing Date.

              "Certificateholder" or "Holder" shall mean the Person in whose name a Certificate is registered in the Certificate Register, provided, however, that: (i) neither a Disqualified Organization nor a Non-United States Person shall be a "Holder" of, or a "Certificateholder" with respect to, a Class R Certificate for any purpose hereof; and (ii) solely for purposes of giving any consent, approval, direction or waiver pursuant to this Agreement that specifically relates to the rights, duties and/or obligations hereunder of any of the Depositor, the Master Servicer, the Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee or any Fiscal Agent in its respective capacity as such (other than any consent, approval or waiver contemplated by any of Sections 3.23, 3.24 and 6.06), any Certificate registered in the name of such party or in the name of any Affiliate thereof shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that specifically relates to such party has been obtained. The Certificate Registrar shall be entitled to request and conclusively rely upon a certificate of the Depositor, the Master Servicer or the Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Certificateholders" or "Holders" shall reflect the rights of Certificate Owners only insofar as they may indirectly exercise such rights through the Depository and the Depository Participants (except as otherwise specified herein), it being herein acknowledged and agreed that the parties hereto shall be required to recognize as a "Certificateholder" or "Holder" only the Person in whose name a Certificate is registered in the Certificate Register.

              "Certificateholder Reports" shall mean, collectively, the Distribution Date Statement and the CMSA Investor Reporting Package (excluding the Loan Set-Up File).

              "Certificate Notional Amount" shall mean, with respect to any Class X Certificate, as of any date of determination, the then notional principal amount on which such Certificate accrues interest, equal to the product of (a) the then Certificate Factor for the Class X Certificates, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Notional Amount thereof.

              "Certificate Owner" shall mean, with respect to any Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

              "Certificate Principal Balance" shall mean, with respect to any Principal Balance Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the then Certificate Factor for the Class of Principal Balance Certificates to which such Certificate belongs, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Principal Balance thereof.

              "Certificate Register" and "Certificate Registrar" shall mean the register maintained and the registrar appointed or otherwise acting pursuant to
Section 5.02.

              "Chase Securities" shall mean Chase Securities Inc. or its successor in interest.

              "Class" shall mean, collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation and having the same payment terms. The respective Classes of Certificates are designated in
Section 2.08(a). Any reference in any other Section or Subsection of this Agreement to any Certificate or Certificates preceded by a Class designation shall be to a Certificate or Certificates of the Class so designated in Section 2.08(a).

              "Class A Certificate" shall mean any of the Certificates designated as such in Section 2.08(b).

              "Class Notional Amount" shall mean the aggregate hypothetical or notional amount on which the Class X Certificates (as a collective whole) accrue interest from time to time, as calculated in accordance with Section 2.13(e).

              "Class Principal Balance" shall mean the aggregate principal balance outstanding from time to time of any Class of Principal Balance Certificates, as calculated in accordance with Section 2.13(e).

              "Class X Portion" shall mean:

              (a) when used with respect to the Interest Accrual Amount in respect of any REMIC II Regular Interest for any Interest Accrual Period, the portion of such Interest Accrual Amount that is equal to the product of (i) the entire such Interest Accrual Amount, multiplied by (ii) a fraction (not less than zero or greater than one), the numerator of which is the excess, if any, of the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period, over the Adjusted REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period, and the denominator of which is the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period;

              (b) when used with respect to the Current Interest Distribution Amount in respect of any REMIC II Regular Interest for any Distribution Date, the portion of such Current Interest Distribution Amount that is equal to (i) the Class X Portion of the Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the product of
       (A) any portion of the Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such REMIC II Regular Interest in accordance with Section 2.11(g), multiplied by (B) a fraction, the numerator of which is equal to the Class X Portion of the Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period, and the denominator of which is equal to the entire Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period; and

              (c) when used with respect to the Carryforward Interest Distribution Amount in respect of any REMIC II Regular Interest for any Distribution Date, the portion of such Carryforward Interest Distribution Amount that is equal to the excess, if any, of (i) the aggregate of the Class X Portions of all Current Interest Distribution Amounts with respect to such REMIC II Regular Interest for all prior Distribution Dates, if any, over (ii) the aggregate amount of interest deemed distributed to REMIC III with respect to such REMIC II Regular Interest on all such prior Distribution Dates, if any, pursuant to the first two sentences of Section 4.01(k).

              "Class Y Sub-Account" shall mean a sub-account of the Distribution Account established pursuant to Section 3.04(b), which sub-account shall constitute an asset of the Trust Fund and Grantor Trust Y, but not an asset of any REMIC Pool.

              "Closing Date" shall mean June 28, 2000.

              "CMSA" shall mean the Commercial Mortgage Securities Association, or any association or organization that is a successor thereto.

              "CMSA Investor Reporting Package" shall mean, collectively:

              (a)    the following five electronic files: (i) Loan Set-Up File,
       (ii) Loan Periodic Update File, (iii) Property File, (iv) Bond File, (v) Financial File and (vi) Collateral Summary File; and

              (b) the following seven supplemental reports: (i) Delinquent Loan Status Report, (ii) Historical Loan Modification Report, (iii) Historical Liquidation Report, (iv) REO Status Report, (v) Operating Statement Analysis Report, (vi) Comparative Financial Status Report,
       (vii) Servicer Watch List and (viii) NOI Adjustment Worksheet.

              "Code" shall mean the Internal Revenue Code of 1986 and regulations promulgated thereunder, including proposed regulations to the extent that, by reason of their proposed effective date, could, as of the date of any determination or opinion as to the tax consequences of any action or proposed action or transaction, be applied to the Trust or the Certificates.

              "Collateral Summary File" shall mean the monthly report containing the information called for in the form attached hereto as Exhibit E-12, which report shall be in the form of such Exhibit E-12 or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally (but in any event containing the information called for in such Exhibit E-12).

              "Collection Account" shall mean the segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) in trust for the Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation [or the name of any successor Master Servicer], as Master Servicer, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

              "Collection Period" shall mean, with respect to any Distribution Date, the period commencing immediately following the Determination Date in the calendar month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, commencing immediately following the Cut-off Date) and ending on and including the Determination Date in the calendar month in which such Distribution Date occurs.

              "Commission" shall mean the Securities and Exchange Commission or any successor thereto.

              "Comparative Financial Status Report" shall mean a report substantially in the form of Exhibit E-3 hereto, setting forth, among other things, (a) the occupancy and Debt Service Coverage Ratio for each Mortgage Loan or related Mortgaged Property, as applicable, as of the date of the latest financial information (covering no less than twelve (12) consecutive months available immediately preceding the preparation of such report; and (b) the revenue and Net Operating Income for each of the following three (3) periods (to the extent such information is in the Master Servicer's or the Special Servicer's possession): (i) the most current available year-to-date, (ii) each of the previous two (2) full fiscal years stated separately; and (iii) the "base year" (representing the original analysis of information used as of the Cut-off
Date).

              "Compensating Interest Payment" shall mean, with respect to any Distribution Date, any payment made by the Master Servicer pursuant to Section 3.19(a) to cover Prepayment Interest Shortfalls incurred during the related Collection Period.

              "Condemnation Proceeds" shall mean all cash amounts received by the Master Servicer or the Special Servicer in connection with the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, exclusive of any portion thereof required to be released to the related Borrower or any other third party in accordance with applicable law and/or the terms and conditions of the related Mortgage Note and Mortgage or any document to which the related Mortgage Note and Mortgage are subject.

              "Controlling Class" shall mean, as of any date of determination, the Class of Principal Balance Certificates with the lowest payment priority pursuant to Sections 4.01(a) and 4.01(b), that has a then outstanding Class Principal Balance that is not less than 25% of its initial Class Principal Balance; provided that, if no Class of Principal Balance Certificates has a Class Principal Balance that satisfies the foregoing requirement, then the Controlling Class shall be the Class of Principal Balance Certificates with the lowest payment priority pursuant to Sections 4.01(a) and 4.01(b), that has a then outstanding Class Principal Balance greater than zero. For purposes of this definition, the Class A-1 and Class A-2 Certificates shall be treated as a single Class and, if appropriate under the terms of this definition, shall collectively constitute the Controlling Class.

              "Controlling Class Certificateholder" shall mean any Holder of Certificates of the Controlling Class.

              "Controlling Class Representative" shall have the meaning assigned thereto in Section 3.23(a).

              "Corporate Trust Office" shall mean the principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Administration/Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1.

              "Corrected Mortgage Loan" shall mean any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan" (other than by reason of (i) a Liquidation Event occurring in respect of such Mortgage Loan or (ii) the related Mortgaged Property becoming an REO Property).

              "Corresponding Class of Principal Balance Certificates" shall mean, with respect to any REMIC II Regular Interest, the Class of Principal Balance Certificates that has an alphabetical and, if applicable, numerical Class designation that is the same as the alphabetical and, if applicable, numerical designation for such REMIC II Regular Interest.

              "Corresponding REMIC II Regular Interest" shall mean, with respect to any Class of Principal Balance Certificates, the REMIC II Regular Interest that has an alphabetical and, if applicable, numerical designation that is the same as the alphabetical and, if applicable, numerical Class designation for such Class of Principal Balance Certificates.

              "Cross-Collateralized Group" shall mean any group of Mortgage Loans that is cross-defaulted and cross-collateralized with each other.

              "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan, that is, by its terms, cross-defaulted and cross-collateralized with any other Mortgage Loan.

              "Current Interest Distribution Amount" shall:

              (a) with respect to any REMIC I Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.09(g);

              (b) with respect to any REMIC II Regular Interest, for any Distribution Date, have the meaning assigned thereto in Section 2.11(g); and

              (c) with respect to any Class of REMIC III Regular Interest Certificates, for any Distribution Date, have the meaning assigned thereto in Section 2.13(g).

              "Custodian" shall mean a Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian on behalf of the Trustee for the Mortgage Files.

              "Cut-off Date" shall mean June 1, 2000.

              "Cut-off Date Principal Balance" shall mean, with respect to any Original Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received.

              "Debt Service Coverage Ratio" shall mean, with respect to any Mortgage Loan, as of any date of determination, and without regard to the cross-collateralization in the case of any Cross-Collateralized Mortgage Loan, the ratio of (x) the Net Operating Income (before payment of any debt service on such Mortgage Loan) generated by the related Mortgaged Property during the most recent period of not more than 12 months or less than three-months for which Net Operating Income can be calculated (annualized if such period is less than 12 months), to (y) twelve times the amount of the Monthly Payment in effect for such Mortgage Loan as of such date of determination.

              "Default Charges" shall mean Default Interest and/or late payment charges that are paid or payable, as the context may require, in respect of any Mortgage Loan or REO Mortgage Loan.

              "Default Interest" shall mean, with respect to any Mortgage Loan (or successor REO Mortgage Loan), any amounts collected thereon, other than late payment charges, Prepayment Premiums or Yield Maintenance Charges, that represent interest (exclusive, if applicable, of Post-ARD Additional Interest) in excess of interest accrued on the principal balance of such Mortgage Loan (or REO Mortgage Loan) at the related Mortgage Rate, such excess interest arising out of a default under such Mortgage Loan.

              "Defaulted Mortgage Loan" shall mean a Specially Serviced Mortgage Loan (i) that is delinquent in an amount equal to at least two Monthly Payments (not including the Balloon Payment, if any) or is delinquent 30 days or more in respect of its Balloon Payment, provided that if the related Borrower has a firm commitment to refinance such Specially Serviced Mortgage Loan, such Mortgage Loan shall not become a Defaulted Mortgage Loan until such Mortgage Loan is delinquent for 60 days beyond its Balloon Payment, in either case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or (ii) as to which the Special Servicer has, by written notice to the related Borrower, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

              "Defaulting Party" shall have the meaning assigned thereto in
Section 7.01(b).

              "Defeasance Loan" shall mean a Mortgage Loan that permits the related Borrower to obtain a release of the related Mortgaged Property through defeasance.

              "Definitive Certificate" shall have the meaning assigned thereto in Section 5.03(a).

              "Deleted Mortgage Loan" shall mean a Mortgage Loan which is repurchased from the Trust or replaced with one or more Replacement Mortgage Loans, in either case as contemplated by Section 2.03.

              "Delinquent Loan Status Report" shall mean a report substantially in the form of Exhibit E-4 hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the last day of the most recently ended calendar month, were (i) delinquent 30-59 days, (ii) delinquent 60-89 days, (iii) delinquent 90 days or more, (iv) current but specially serviced, or (v) in foreclosure but as to which the related Mortgaged Property has not become an REO Property, and which report shall include such additional information in respect of each such Mortgage Loan, such as whether the related Borrower has filed for bankruptcy or similar protection, as set forth on Exhibit E-4 attached hereto.

              "Depositor" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "Depository" shall mean the Depository Trust Company, or any successor Depository hereafter named as contemplated by Section 5.03(c). The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

              "Depository Participant" shall mean a broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

              "Designated Sub-Servicer" shall mean any Sub-Servicer set forth on Exhibit O hereto and any successor thereto under the related Sub-Servicing Agreement.

              "Designated Sub-Servicer Agreement" shall mean any Sub-Servicing Agreement between a Designated Sub-Servicer and the Master Servicer.

              "Determination Date" shall mean, with respect to any calendar month, commencing in July 2000, the 11th day of such month (or, if such 11th day is not a Business Day, the immediately preceding Business Day). Each Determination Date will relate to the Distribution Date in the same calendar month.

              "Directly Operate" shall mean, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers (other than the sale of REO Property pursuant to Section 3.18(d)), the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Special Servicer (or any Sub-Servicer on behalf of the Special Servicer) shall not be considered to Directly Operate an REO Property solely because the Special Servicer (or any Sub-Servicer on behalf of the Special Servicer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

              "Discount Rate" shall have the meaning assigned thereto in Section 4.01(d).

              "Disqualified Organization" shall mean any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code, or (v) any other Person so designated by the Tax Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

              "Distribution Account" shall mean the segregated account or accounts created and maintained by the Certificate Administrator on behalf of the Trustee pursuant to Section 3.04(b) in trust for the Certificateholders, which shall be entitled "Norwest Bank Minnesota, National Association [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

              "Distribution Date" shall mean, with respect to any calendar month, commencing in July 2000, the 18th day of such month (or, if such 18th day is not a Business Day, the Business Day immediately following).

              "Distribution Date Statement" shall have the meaning assigned thereto in Section 4.02(a).

              "Document Defect" shall have the meaning assigned thereto in
Section 2.03(a).

              "Due Date" shall mean, with respect to any Mortgage Loan (and any successor REO Mortgage Loan), the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan is scheduled to be first due.

              "EDGAR" shall mean the Electronic Data Gathering, Analysis, and Retrieval System of the Commission, the computer system for the receipt, acceptance, review and dissemination of documents submitted to the Commission in electronic format.

              "Eligible Account" shall mean any of (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or long-term unsecured debt obligations of which (or of such institution's parent holding company) are rated no less than "Aa3" by Moody's and, if then rated thereby, "AA-" by S&P (if the deposits are to be held in the account for more than 30 days), or the short-term deposit or short-term unsecured debt obligations of which (or of such institution's parent holding company) are rated no less than "P-1" by Moody's and, if then rated thereby, "A-1" by S&P (if the deposits are to be held in the account for 30 days or less), in any event at any time funds are on deposit therein, or (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR Section 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, or (iii) any other account that is acceptable to the Rating Agencies (as evidenced by written confirmation to the Trustee from each Rating Agency that the use of such account would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates).

              "Environmental Insurance Policy" shall mean, with respect to any Mortgaged Property or REO Property, any insurance policy covering pollution conditions and/or other environmental conditions that is maintained from time to time in respect of such Mortgaged Property or REO Property, as the case may be, for the benefit of, among others, the Trustee on behalf of the Certificateholders.

              "Environmentally Insured Mortgage Loans" shall mean the Mortgage Loans identified on Exhibit B-1D.

              "Emergency Advance" Any Servicing Advance (whether or not it is a Servicing Advance that, pursuant hereto, the Special Servicer is required to request the Master Servicer to make) that must be made within ten (10) days of the Special Servicer's becoming aware that it must be made in order to avoid any material penalty, any material harm to a Mortgaged Property or any other material adverse consequence to the Trust Fund.

              "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

              "Escrow Payment" shall mean any payment received by the Master Servicer or the Special Servicer for the account of any Borrower for application toward the payment of real estate taxes, assessments, insurance premiums (including with respect to any Environmental Insurance Policy), ground rents (if applicable) and similar items in respect of the related Mortgaged Property.

              "Event of Default" shall have the meaning assigned thereto in
Section 7.01(a).

              "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              "Fannie Mae" shall mean the Federal National Mortgage Association or any successor.

              "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

              "Final Distribution Date" shall mean the final Distribution Date on which any distributions are to be made on the Certificates as contemplated by
Section 9.01.

              "Final Recovery Determination" shall mean a determination made by the Special Servicer, in its reasonable, good faith judgment, with respect to any Mortgage Loan or REO Property (other than a Mortgage Loan that is paid in full and other than a Mortgage Loan or REO Property, as the case may be, repurchased or replaced by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement (as contemplated by Section 2.03 or Section 3.19(f)), or purchased by the Master Servicer, the Special Servicer or any Controlling Class Certificateholder(s) pursuant to Section 9.01, or otherwise acquired by the Sole Certificateholder in exchange for all the Certificates pursuant to Section 9.01), that there has been a recovery of all related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries that will ultimately be recoverable.

              "Financial File" shall mean the monthly report containing the information called for in the form attached hereto as Exhibit E-13, which report shall be in the form of such Exhibit E-13 or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally (but in any event containing the information called for in such Exhibit E-13).

              "Fiscal Agent" shall mean a Person who is at any time appointed by the Trustee pursuant to Section 8.13 to act as fiscal agent hereunder.

              "Fiscal Agent Agreement" shall have the meaning assigned thereto in Section 8.13.

              "Freddie Mac" shall mean the Federal Home Loan Mortgage Corporation or any successor.

              "Gain on Sale Reserve Fund" shall mean the segregated account created and maintained by the Certificate Administrator on behalf of the Trustee pursuant to Section 3.04(d) in trust for the Certificateholders, which shall be entitled "Norwest Bank Minnesota, National Association [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

              "GCFP" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "GCFP Mortgage Loan" shall mean any of the Original GCFP Mortgage Loans sold by GCFP to the Depositor, or any Replacement Mortgage Loan substituted by GCFP, pursuant to the GCFP Mortgage Loan Purchase Agreement.

              "GCFP Mortgage Loan Purchase Agreement" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "GMACCM" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "Grantor Trust" shall mean a grantor trust as defined under Subpart E of Part 1 of Subchapter J of the Code.

              "Grantor Trust Pool" shall mean either of Grantor Trust R or Grantor Trust Y.

              "Grantor Trust R" shall mean the Grantor Trust designated as such in Section 2.14(b).

              "Grantor Trust Y" shall mean the Grantor Trust designated as such in Section 2.14(a).

              "Greenwich" shall mean Greenwich Capital Markets, Inc. or its successor in interest.

              "Ground Lease" shall mean the ground lease pursuant to which any Borrower holds a leasehold interest in the related Mortgaged Property.

              "Group Environmental Insurance Policy" shall mean the Environmental Insurance Policy that is maintained from time to time in respect of more than one Mortgaged Property or REO Property.

              "Hazardous Materials" shall mean any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

              "Historical Liquidation Report" shall mean a report setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Liquidation Proceeds received, and Liquidation Expenses incurred, both during the Collection Period ending on such Determination Date and historically, and
(ii) the amount of Realized Losses occurring during such Collection Period and historically, and (iii) on an itemized basis, all Advance Interest and other Additional Trust Fund Expenses paid during such Collection Period, set forth on a Mortgage Loan-by-Mortgage Loan and REO Property-by-REO Property basis, which report shall be substantially in the form of, and include such additional information in respect of each Mortgage Loan and REO Property as to which a Final Recovery Determination has been made as set forth on, Exhibit E-6 attached hereto.

              "Historical Loan Modification Report" shall mean a report setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to this Agreement (i) during the Collection Period ending on such Determination Date and (ii) since the Cut-off Date, with a description of the original and the revised terms thereof, which report shall be substantially in the form of, and include such additional information in respect of each such Mortgage Loan as set forth on, Exhibit E-5 attached hereto.

              "Independent" shall mean, when used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, each Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent, the Controlling Class Representative and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, either Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent, the Controlling Class Representative or any Affiliate thereof, and (iii) is not connected with the Depositor, either Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent, the Controlling Class Representative or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, either Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent, the Controlling Class Representative or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, such Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, such Fiscal Agent, the Controlling Class Representative or any Affiliate thereof, as the case may be.

              "Independent Contractor" shall mean any Person that would be an "independent contractor" with respect to REMIC I (or, solely for purposes of a Mortgage Loan in a Loan REMIC, the related Loan REMIC) within the meaning of
Section 856(d)(3) of the Code if REMIC I (or the related

Loan REMIC) were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee, the Certificate Administrator, the Tax Administrator or the Trust, delivered to the Trustee, the Certificate Administrator and the Tax Administrator), so long as the Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust is at arm's length, all within the meaning of Treasury regulation Section 1.856-4(b)(5), or any other Person upon receipt by the Trustee, the Certificate Administrator and the Tax Administrator of an Opinion of Counsel, which shall be at no expense to the Trustee, the Certificate Administrator, the Tax Administrator or the Trust, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

              "Initial Pool Balance" shall mean the aggregate Cut-off Date Principal Balance of all the Original Mortgage Loans.

              "Institutional Accredited Investor" shall mean an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

              "Insurance Policy" shall mean, with respect to any Mortgage Loan or REO Property, any hazard insurance policy, flood insurance policy, title insurance policy, earthquake insurance policy, Environmental Insurance Policy, business interruption insurance policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan (or the related Mortgaged Property) or such REO Property, as the case may be.

              "Insurance Proceeds" shall mean proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or REO Property or released to the related Borrower, in any case, in accordance with the Servicing Standard.

              "Insured Environmental Event": As defined in Section 3.07(c).

              "Interest Accrual Amount" shall:

              (a) with respect to any REMIC I Regular Interest, for any Interest Accrual Period, have the meaning assigned thereto in Section 2.09(g);

              (b) with respect to any REMIC II Regular Interest, for any Interest Accrual Period, have the meaning assigned thereto in Section 2.11(g); and

              (c) with respect to any Class of REMIC III Regular Interest Certificates, for any Interest Accrual Period, have the meaning assigned thereto in Section 2.13(g).

              "Interest Accrual Basis" shall mean the basis on which interest accrues in respect of any Mortgage Loan, any Loan REMIC Regular Interest, any REMIC I Regular Interest, any REMIC II Regular Interest or any Class of REMIC III Regular Interest Certificates, consisting of one of the following: (i) a 30/360 Basis; or (ii) an Actual/360 Basis.

              "Interest Accrual Period" shall mean, with respect to any REMIC I Regular Interest, any REMIC II Regular Interest or any Class of REMIC III Regular Interest Certificates, for any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

              "Interest Only Certificates" shall have the meaning assigned thereto in Section 2.08(g).

              "Interest Reserve Account" shall mean the segregated account created and maintained by the Certificate Administrator on behalf of the Trustee pursuant to Section 3.04(c) in trust for the Certificateholders, which shall be entitled "Norwest Bank Minnesota, National Association [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

              "Interest Reserve Amount" shall mean, with respect to each Interest Reserve Loan and each Distribution Date that occurs during February 2001 and of each year thereafter and during January of 2001 and each year thereafter that is not a leap year, an amount equal to one-day's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Interest Reserve Loan as of the Due Date in the month in which such Distribution Date occurs (but prior to the application of any amounts due on such Due Date), to the extent that a Monthly Payment is received in respect thereof for such Due Date on or before the related Master Servicer Remittance Date or a P&I Advance is made in respect thereof for such Due Date on the related P&I Advance Date.

              "Interest Reserve Loan" shall mean any Actual/360 Mortgage Loan (or successor REO Mortgage Loan).

              "Interested Person" shall mean any party hereto, SBRC, GCFP, any Certificateholder, or any Affiliate of any such Person.

              "Investment Account" shall have the meaning assigned thereto in
Section 3.06(a).

              "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

              "IRS" shall mean the Internal Revenue Service or any successor.

              "Issue Price" shall mean, with respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

              "Late Collections" shall mean: (a) with respect to any Mortgage Loan, all amounts received thereon during any Collection Period, whether as payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period, or on a Due Date coinciding with or preceding the Cut-off Date, and not previously recovered; and (b) with respect to any REO Mortgage Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of the predecessor Mortgage Loan or late collections of the principal and/or interest portions of an Assumed Monthly Payment in respect of such REO Mortgage Loan due or deemed due on a Due Date in a previous Collection Period and not previously recovered. The Term "Late Collections" shall specifically exclude any Default Charges.

              "Latest Possible Maturity Date" shall mean, with respect to any Loan REMIC Regular Interest, any REMIC I Regular Interest, REMIC II Regular Interest or Class of Principal Balance Certificates, the date designated as the "latest possible maturity date" thereof solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii).

              "Letter of Credit" shall mean, with respect to any Mortgage Loan, any third-party letter of credit delivered by or at the direction of the Borrower pursuant to the terms of such Mortgage Loan in lieu of the establishment of, or deposit otherwise required to be made into, a Reserve Fund.

              "Liquidation Event" shall mean: (a) with respect to any Mortgage Loan, any of the following events--(i) such Mortgage Loan is paid in full, (ii) a Final Recovery Determination is made with respect to such Mortgage Loan, (iii) such Mortgage Loan is repurchased or replaced by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement, as contemplated by Section 2.03 or Section 3.19(f), (iv) such Mortgage Loan is purchased by the Master Servicer, the Special Servicer or any Controlling Class Certificateholder(s) pursuant to
Section 3.18 or Section 9.01, or (v) such Mortgage Loan is acquired by the Sole Certificateholder in exchange for all the Certificates pursuant to Section 9.01; and (b) with respect to any REO Property (and the related REO Mortgage Loan), any of the following events--(i) a Final Recovery Determination is made with respect to such REO Property, (ii) such REO Property is purchased by the Master Servicer, the Special Servicer or any Controlling Class Certificateholder(s) pursuant to Section 3.18 or Section 9.01, or (iii) such REO Property is acquired by the Sole Certificateholder in exchange for all the Certificates pursuant to
Section 9.01.

              "Liquidation Expenses" shall mean all customary, reasonable and necessary "out-of-pocket" costs and expenses due and owing (but not otherwise covered by Servicing Advances) in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property pursuant to Section 3.09 or
3.18 (including legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

              "Liquidation Fee" shall mean, with respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Mortgage Loan or REO Property that is purchased by the Master Servicer, the Special Servicer or any Controlling Class Certificateholder(s) pursuant to
Section 3.18 or Section 9.01, that is repurchased by the related Mortgage Loan Seller as contemplated by Section 3.19(f), or that is acquired by the Sole Certificateholder in exchange for all the Certificates pursuant to Section 9.01), the fee designated as such and payable to the Special Servicer pursuant to the third paragraph of Section 3.11(c).

              "Liquidation Fee Rate" shall mean, with respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.00% (or, if such Liquidation Fee is payable in connection with the repurchase or replacement of such Specially Serviced Mortgage Loan or REO Property by a Mortgage Loan Seller as contemplated by Section 2.03, 0.25%).

              "Liquidation Proceeds" shall mean all cash amounts (other than Insurance Proceeds, Condemnation Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Borrower in accordance with applicable law and/or the terms and conditions of the related Mortgage Note and Mortgage; (ii) the realization upon any deficiency judgment obtained against a Borrower; (iii) the purchase of a Defaulted Mortgage Loan by any Controlling Class Certificateholder(s) pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (iv) the repurchase of a Mortgage Loan by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement (as contemplated by Section 2.03 or Section 3.19(f)); (v) the substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement (such cash amounts being any Substitution Shortfall Amounts); (vi) the purchase of a Mortgage Loan or REO Property by the Master Servicer, the Special Servicer or any Controlling Class Certificateholder(s) pursuant to Section 9.01, or (vii) the acquisition of any Mortgage Loan or REO Property by the Sole Certificateholder in exchange for all the Certificates pursuant to Section 9.01.

              "Loan Periodic Update File" shall mean the monthly report containing the information called for in the form attached hereto as Exhibit E-2A, which report shall be in the form of such Exhibit E-2A or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally (but in any event containing the information called for in such Exhibit E-2A).

              "Loan REMIC" shall mean, with respect to each of the Original Mortgage Loans listed on Exhibit B-1C, each Replacement Mortgage Loan, if any, substituted for such Original Mortgage Loan, and each related REO Property and corresponding REO Mortgage Loan, if any, the segregated pool of assets consisting primarily of such Original Mortgage Loan, each such Replacement Mortgage Loan, if any, and each such REO Property, if any, together with all payments under and the proceeds of such Mortgage Loan received after the date of the related Loan REMIC Declaration.

              "Loan REMIC Declaration" shall mean, with respect to each Original Mortgage Loan identified on Exhibits B-1C, the REMIC declaration made as of a date prior to the Closing Date.

              "Loan REMIC Interest" shall mean any Loan REMIC Regular Interest or Loan REMIC Residual Interest.

              "Loan REMIC Regular Interest" shall mean the uncertificated "regular interest", within the meaning of Section 860G(a)(1) of the Code, in each Loan REMIC. The principal balance of each Loan REMIC Regular Interest shall equal the principal balance of the related Mortgage Loan or any related Replacement Mortgage Loan (or, if applicable, the deemed principal balance of any successor REO Mortgage Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of each of the Original Mortgage Loans listed on Exhibit B-1C or any related Replacement Mortgage Loan (or any related REO Property) and allocable (in accordance with Section 1.03, to interest (adjusted to the related Loan REMIC Remittance Rate) on, principal and/or Prepayment Premiums or Yield Maintenance Charges in respect of such Original Mortgage Loan or any related Replacement Mortgage Loan (or any successor REO Mortgage Loan) shall be deemed paid on the related Loan REMIC Regular Interest to REMIC I at the time such amounts are so received. The terms of each Loan REMIC Regular Interest are otherwise set forth in the related Loan REMIC Declaration.

              "Loan REMIC Remittance Rate" shall mean the per annum rate at which interest accrues in respect of a Loan REMIC Regular Interest, as set forth in or otherwise calculated in accordance with the related Loan REMIC Declaration.

              "Loan REMIC Residual Interest" shall mean the sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in each Loan REMIC.

              "Loan Set-Up File" shall mean the monthly report containing the information called for in the form attached hereto as Exhibit E-2C, which report shall be in the form of such Exhibit E-2C or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally (but in any event containing the information called for in such Exhibit E-2C).

              "Loan-to-Value Ratio" shall mean, with respect to any Mortgage Loan, as of any date of determination, and without regard to the cross-collateralization in the case of any Cross-Collateralized Mortgage Loan, a fraction, expressed as a percentage, the numerator of which is the then current principal amount of such Mortgage Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

              "Loss Reimbursement Amount" shall mean:

              (a) with respect to any REMIC I Regular Interest for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) REMIC II with respect to such REMIC I Regular Interest on all prior Distribution Dates, if any;

              (b) with respect to any REMIC II Regular Interest for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) REMIC III with respect to such REMIC II Regular Interest on all prior Distribution Dates, if any; and

              (c) with respect to any Class of Principal Balance Certificates for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) the Holders of such Class of Certificates on all prior Distribution Dates, if any.

              "Majority Controlling Class Certificateholder" shall mean, as of any date of determination, any single Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Principal Balance Certificates that constitute(s) the Controlling Class as of such date of determination.

              "Master Servicer" shall mean GMACCM, in its capacity as master servicer hereunder, or any successor master servicer appointed as herein provided.

              "Master Servicer Remittance Amount" shall mean, with respect to any Master Servicer Remittance Date, an amount equal to (a) all amounts on deposit in the Collection Account as of the commencement of business on such Master Servicer Remittance Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following:
(i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including Principal Prepayments) and interest (including Post-ARD Additional Interest), Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received after the end of the related Collection Period, (iii) any Prepayment Premiums and/or Yield Maintenance Charges received after the end of the related Collection Period, (iv) any amounts payable or reimbursable to any Person from the Collection Account pursuant to clauses (ii) through (xix) of

Section 3.05(a), and (v) any amounts deposited in the Collection Account in error; provided that the Master Servicer Remittance Amount for the Master Servicer Remittance Date that occurs in the same calendar month as the anticipated Final Distribution Date shall be calculated without regard to clauses (b)(i), (b)(ii) and (b)(iii) of this definition. For purposes of clause
(a) of this definition, amounts received by the Master Servicer as of any Master Servicer Remittance Date and required to be deposited in the Collection Account shall be deemed on deposit in the Collection Account.

              "Master Servicer Remittance Date" shall mean the Business Day preceding each Distribution Date.

              "Master Servicing Fee" shall mean, with respect to each Mortgage Loan and REO Mortgage Loan, the fee designated as such and payable to the Master Servicer pursuant to Section 3.11(a).

              "Master Servicing Fee Rate" shall mean, with respect to each Mortgage Loan and REO Mortgage Loan, the rate per annum specified as such on the Mortgage Loan Schedule.

              "Material Breach" shall have the meaning assigned thereto in
Section 2.03(a).

              "Material Document Defect" shall have the meaning assigned thereto in Section 2.03(a).

              "Memorandum" shall mean the final Private Placement Memorandum, dated June 5, 2000, relating to certain Classes of the Non-Registered Certificates delivered by the Depositor to the Underwriters as of the Closing Date.

              "Modified Mortgage Loan" shall mean any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Special Servicer pursuant to Section 3.20 in a manner that:

              (a) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing Monthly Payments current with respect to such Mortgage Loan);

              (b) except as expressly contemplated by the related loan documents, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount, or the delivery of substitute real property collateral with a fair market value (as is), that is not less than the fair market value (as is) of the property to be released, as determined by an Appraisal delivered to the Special Servicer (at the expense of the related Borrower and upon which the Special Servicer may conclusively rely); or

              (c) in the reasonable, good faith judgment of the Special Servicer, otherwise materially impairs the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

              "Monthly Payment" shall mean, with respect to any Mortgage Loan as of any Due Date, the scheduled monthly payment (or, in the case of an ARD Loan after its Anticipated Repayment Date, the minimum required monthly payment) of principal and/or interest on such Mortgage Loan, including any Balloon Payment, that is actually payable by the related Borrower from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20).

              "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the other parties hereto, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated. References herein to "applicable rating category" (other than such references to "highest applicable rating category") shall, in the case of Moody's, be deemed to refer to such applicable rating category of Moody's, without regard to any plus or minus or other comparable rating qualification.

              "Mortgage" shall mean, with respect to any Mortgage Loan, separately and collectively, as the context may require, each mortgage, deed of trust, deed to secure debt or similar document that secures the related Mortgage Note and creates a lien on the related Mortgaged Property.

              "Mortgage File" shall mean, with respect to any Mortgage Loan, subject to Sections 1.04 and 2.01, collectively the following documents:

              (i) the original executed Mortgage Note, endorsed (either on the face thereof or pursuant to a separate allonge) "Pay to the order of Norwest Bank Minnesota, National Association, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, without recourse", and further showing a complete, unbroken chain of endorsement from the originator (if such originator is other than the related Mortgage Loan Seller); or alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note;

              (ii) an original or a copy of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in clause (iv) of this definition, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

              (iii) an original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

              (iv) an original executed assignment of the Mortgage, in favor of Norwest, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, in recordable form;

              (v) an original executed assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of Norwest, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, in recordable form;

              (vi) originals or copies of any written assumption, modification, written assurance and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage Loan has been assumed, with evidence of recording indicated thereon if the instrument being modified or assumed is a recordable document;

              (vii) the original or a copy of the policy of lender's title insurance or, if such policy has not yet been issued, a "marked-up" pro forma title policy or commitment for title insurance "marked-up" at the closing of such Mortgage Loan;

              (viii) copies of any previously filed UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the related Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the related Mortgage Loan Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of Norwest, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1;

              (ix) any environmental indemnity agreement and the original or a copy of any Environmental Insurance Policy relating solely to such Mortgage Loan;

              (x) any power of attorney, guaranty, property management agreement, Ground Lease, Ground Lease estoppels, intercreditor agreement, cash management agreement and lock-box agreement, relating to such Mortgage Loan;

              (xi) any original documents (including any security agreements and any Letters of Credit and related letter of credit reimbursement agreements) relating to, evidencing or constituting Additional Collateral and, if applicable, the originals or copies of any intervening assignments thereof; and in the case of any such Letter of Credit, in a form that would permit the Master Servicer or Special Servicer, as the case may be, on behalf of the Certificateholders, to draw upon such Letter of Credit;

              (xii) any insurance certificates relating to hazard insurance policies maintained by the Borrower with respect to the related Mortgaged Property that are in the possession of the related Mortgage Loan Seller; and

              (xiii) in the case of any Mortgage Loan held in a Loan REMIC, the original or copy of the related Loan REMIC Declaration;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

              "Mortgage Loan" shall mean each of the mortgage loans listed on the Mortgage Loan Schedule and any Replacement Mortgage Loans that are from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File. As used herein, the term "Mortgage Loan" includes a mortgage loan that has been wholly or partially defeased.

              "Mortgage Loan Purchase Agreements" shall mean the SBRC Mortgage Loan Purchase Agreement and the GCFP Mortgage Loan Purchase Agreement.

              "Mortgage Loan Schedule" shall mean, together, the two lists of Mortgage Loans attached hereto as Exhibit B-1A and Exhibit B-1B, respectively, as such lists may be amended from time to time in accordance with this Agreement. Such lists shall set forth the following information with respect to each Mortgage Loan:

              (i)    the Mortgage Loan number;

              (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

              (iii) the (A) original principal balance and (B) Cut-off Date Principal Balance;

              (iv) the amount of the Monthly Payment due on the first Due Date following the Closing Date;

              (v)    the Mortgage Rate as of the Cut-off Date;

              (vi)   the (A) original and remaining term to stated maturity and
                     (B) Stated Maturity Date;

              (vii) in the case of a Balloon Mortgage Loan, the original and remaining amortization term;

              (viii) whether the Mortgage Loan is a Cross-Collateralized
                     Mortgage Loan and, if so, the other Mortgage Loans contained in the related Cross-Collateralized Group;

              (ix) whether the Mortgage Loan is an ARD Loan and, if so, the Anticipated Repayment Date;

              (x) whether such Mortgage Loan provides for defeasance and, if so, the period during which defeasance may occur;

              (xi) whether the Mortgage Loan is secured by a fee simple interest in the Mortgaged Property; by the Borrower's leasehold interest, and a fee simple interest, in the Mortgaged Property; or solely by a leasehold interest in the Mortgaged Property;

              (xii)  the name of the originator of the Mortgage Loan;

              (xiii) the Interest Accrual Basis; and

              (xiv)  the Master Servicing Fee Rate.

              "Mortgage Loan Sellers" shall mean SBRC and GCFP.

              "Mortgage Note" shall mean the original executed note evidencing the indebtedness of a Borrower under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

              "Mortgage Pool" shall mean all of the Mortgage Loans and any successor REO Mortgage Loans, collectively, as of any particular date of determination.

              "Mortgage Rate" shall mean, with respect to any Mortgage Loan (and any successor REO Mortgage Loan), the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law, as such rate may be modified in accordance with Section 3.20 or in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower. In the case of each of the ARD Loans, the related Mortgage Rate will be subject to increase in accordance with the related Mortgage Note if the particular Mortgage Loan is not paid in full by its Anticipated Repayment Date.

              "Mortgaged Property" shall mean, individually and collectively, as the context may require, each real property (together with all improvements and fixtures thereon) subject to the lien of a Mortgage and constituting collateral for a Mortgage Loan. With respect to any Cross-Collateralized Mortgage Loan, if and when the context may require, "Mortgaged Property" shall mean, collectively, all the mortgaged real properties (together with all improvements and fixtures thereon) securing the relevant Cross-Collateralized Group.

              "Net Aggregate Prepayment Interest Shortfall" shall mean, with respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period, exceeds (b) the aggregate amount of the Compensating Interest Payment remitted by the Master Servicer pursuant to Section 3.19(a) on the Master Servicer Remittance Date related to such Distribution Date.

              "Net Assumption Application Fee" shall mean, with respect to any Mortgage Loan, any assumption application fee collected thereon, net of any expenses payable therefrom in accordance with Section 3.08.

              "Net Assumption Fee" shall mean, with respect to any Mortgage Loan, any assumption fee collected thereon, net of any expenses payable therefrom in accordance with Section 3.08.

              "Net Default Charges" shall mean, with respect to any Mortgage Loan or REO Mortgage Loan, any Default Charges actually collected thereon (determined in accordance with the allocation of amounts collected as specified in Section 1.03), to the extent such Default Charges are not allocable to pay Advance Interest accrued on Advances made in respect of any Mortgage Loan, REO Mortgage Loan or REO Property, as the case may be, in accordance with this Agreement.

              "Net Investment Earnings" shall mean, with respect to any Investment Account for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period in connection with the investment of funds held in such Investment Account for the benefit of the Master Servicer or the Special Servicer, as applicable, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds for the benefit of the Master Servicer or the Special Servicer, as applicable, in accordance with Section 3.06 (other than losses of what would otherwise have constituted interest or other income earned on such funds).

              "Net Investment Loss" shall mean, with respect to any Investment Account for any Collection Period, the amount by which the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of funds held in such Investment Account for the benefit of the Master Servicer or the Special Servicer, as applicable, in accordance with
Section 3.06 (other than losses of what would otherwise have constituted interest or other income earned on such funds), exceeds the aggregate of all interest and other income realized during such Collection Period in connection with the investment of such funds for the benefit of the Master Servicer or the Special Servicer, as applicable; provided that, in the case of any Investment Account and any particular investment of funds in such Investment Account, Net Investment Loss shall not include any loss with respect to such investment which is incurred solely as a result of the insolvency of the federal or state chartered depository institution or trust company that holds such Investment Account, so long as such depository institution or trust company satisfied the qualifications set forth in the definition of Eligible Account at the time such investment was made.

              "Net Mortgage Rate" shall mean, with respect to any Mortgage Loan (or successor REO Mortgage Loan), a rate per annum equal to the related Mortgage Rate, minus the related Administrative Fee Rate.

              "Net Operating Income" shall mean, with respect to any Mortgaged Property, the net operating income derived from such Mortgaged Property for any specified period, calculated in accordance with Exhibit K.

              "New Lease" shall mean any lease of an REO Property entered into at the direction of the Special Servicer, including any lease renewed, modified or extended on behalf of the Certificateholders, if the Special Servicer has the right to renegotiate the terms of such lease.

              "NOI Adjustment Worksheet" shall mean a report prepared by the Special Servicer with respect to Specially Serviced Mortgaged Loans and REO Mortgage Loans, and by the Master Servicer with respect to all other Mortgage Loans, substantially in the form and containing the information described in Exhibit E-7 attached hereto, presenting the computations made in accordance with the methodology described in such Exhibit to "normalize" the full year net operating income and debt service coverage numbers used in the other reports required by this Agreement.

              "Nonrecoverable Advance" shall mean any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

              "Nonrecoverable P&I Advance" shall mean as evidenced by the Officer's Certificate and supporting documentation contemplated by Section 4.03(c), any P&I Advance previously made or to be made in respect of any Mortgage Loan or any REO Mortgage Loan that, as determined by the Master Servicer or, if applicable, the Trustee or any Fiscal Agent, in its reasonable, good faith judgment, will not be ultimately recoverable from late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan.

              "Nonrecoverable Servicing Advance" shall mean as evidenced by the Officer's Certificate and supporting documentation contemplated by Section 3.11(h), any Servicing Advance previously made or to be made in respect of a Mortgage Loan or REO Property that, as determined by the Master Servicer, the Special Servicer or, if applicable, the Trustee or any Fiscal Agent, in its reasonable, good faith judgment, will not be ultimately recoverable from late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or REO Property.

              "Non-Registered Certificate" shall mean any Certificate that has not been registered under the Securities Act. As of the Closing Date, the Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Y and Class R Certificates will constitute Non-Registered Certificates.

              "Non-United States Person" shall mean any Person other than a United States Person.

              "Norwest" shall have the meaning assigned thereto in the Preliminary Statement.

              "Officer's Certificate" shall mean a certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer or a Responsible Officer of the Trustee or any Fiscal Agent, as the case may be.

              "Operating Statement Analysis Report" shall have the meaning assigned thereto in Section 3.12(b).

              "Opinion of Counsel" shall mean a written opinion of counsel (which counsel, in the case of any such opinion of counsel relating to the taxation of the Trust Fund or any portion thereof or the status of any REMIC Pool as a REMIC or the status of either Grantor Trust Pool as a Grantor Trust for taxation purposes, shall be Independent of the Depositor, each Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee, any Fiscal Agent, the Certificate Administrator or the Tax Administrator, as applicable but which may act as counsel to such Person) acceptable to and delivered to the addressee(s) thereof.

              "Original GCFP Mortgage Loans" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "Original Mortgage Loans" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "Original SBRC Mortgage Loans" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "OTS" shall mean the Office of Thrift Supervision or any successor thereto.

              "Ownership Interest" shall mean, in the case of any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

              "P&I Advance" shall mean, with respect to any Mortgage Loan or REO Mortgage Loan, any advance made by the Master Servicer, the Trustee or any Fiscal Agent pursuant to Section 4.03.

              "P&I Advance Date" shall mean the Business Day preceding each Distribution Date.

              "Pass-Through Rate" shall mean the per annum rate at which interest accrues in respect of any Class of REMIC III Regular Interest Certificates during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with Section 2.13(f).

              "Percentage Interest" shall mean:

              (a) with respect to any REMIC III Regular Interest Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Class Principal Balance or Class Notional Amount, as the case may be, of the relevant Class as of the Closing Date; and

              (b) with respect to a Class Y Certificate or Class R Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

              "Performing Mortgage Loan" shall mean any Corrected Mortgage Loan and any Mortgage Loan as to which a Servicing Transfer Event has not occurred.

              "Permitted Investments" shall mean any one or more of the following obligations or securities:

              (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that each such obligation is backed by the full faith and credit of the United States;

              (ii)   repurchase agreements on obligations specified in clause
       (i), provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time of investment rated in the highest short-term debt rating category of each of Moody's and S&P, (or, in the case of either Rating Agency, have such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee by such Rating Agency);

              (iii) federal funds, uncertificated certificates of deposit, time deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof, provided that the short-term unsecured debt obligations of such bank or trust company are at the time of investment rated in the highest short-term debt rating category of each of Moody's and S&P (or, in the case of either Rating Agency, have such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee by such Rating Agency);

              (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof (or of any corporation not so incorporated, provided that the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction), provided that such commercial paper is rated in the highest short-term debt rating category of each of Moody's and S&P (or, in the case of either Rating Agency, has such lower rating as will not result in an

       Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee by such Rating Agency);

              (v) units of money market funds which maintain a constant net asset value, provided that such units of money market funds are rated in the highest applicable rating category of each of Moody's and S&P (or, in the case of either Rating Agency, have such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee by such Rating Agency); or

              (vi) any other obligation or security that is acceptable to the Rating Agencies and will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency);

provided that (A) no investment described hereunder shall evidence either the right to receive (1) only interest with respect to such investment or (2) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations, (B) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity, (C) no investment described hereunder may be sold prior to stated maturity if such sale would result in a loss of principal on the instrument or a tax on "prohibited transactions" under Section 860F of the Code and (D) no investment described hereunder may have a "r" highlighter or other comparable qualifier attached to its rating; provided, further, that each investment described hereunder must have (X) a predetermined fixed amount of principal due at maturity (that cannot vary or change), (Y) an original maturity of not more than 365 days and a remaining maturity of not more than 30 days and (Z) except in the case of a Permitted Investment described in clause (v) above, a fixed interest rate or an interest rate that is tied to a single interest rate index plus a single fixed spread; and provided, further, that each investment described hereunder must be a "cash flow investment" (within the meaning of the REMIC Provisions).

              "Permitted Transferee" shall mean any Transferee of a Class R Certificate other than either a Disqualified Organization or a Non-United States Person; provided, however, that if a Transferee is classified as a partnership under the Code, such Transferee shall only be a Permitted Transferee if all of its beneficial owners are United States Persons and the governing documents of the Transferee prohibit a transfer of any interest in the Transferee to any Non-United States Person.

              "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

              "Phase I Environmental Assessment" shall mean a "Phase I assessment" as described in and meeting the criteria of Chapter 5 of Part II of the Fannie Mae Multifamily Guide, as amended from time to time.

              "Plan" shall have the meaning assigned thereto in Section 5.02(c).

              "Plurality Class R Certificateholder" shall mean, as to any taxable year of any REMIC Pool, the Holder of Certificates evidencing the largest Percentage Interest in the Class R Certificates.

              "Post-ARD Additional Interest" shall mean, with respect to any ARD Loan after its Anticipated Repayment Date, all interest accrued on the principal balance of such ARD Loan at the

Post-ARD Additional Interest Rate (the payment of which interest shall, under the terms of such Mortgage Loan, be deferred until the principal balance of such Mortgage Loan has been paid in full), together with all interest, if any, accrued at the related Mortgage Rate on such deferred interest.

              "Post-ARD Additional Interest Rate" shall mean, with respect to any ARD Loan after its Anticipated Repayment Date, the incremental increase in the Mortgage Rate for such Mortgage Loan resulting from the passage of such Anticipated Repayment Date.

              "Prepayment Assumption" shall mean, for purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Mortgage Loans, the Loan REMIC Regular Interests, the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates for federal income tax purposes, the assumptions that each ARD Loan is paid in its entirety on its Anticipated Prepayment Date and that no Mortgage Loan is otherwise voluntarily prepaid prior to its Stated Maturity Date.

              "Prepayment Interest Excess" shall mean, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made after its Due Date in any Collection Period, any payment of interest (net of related Master Servicing Fees and Special Servicer's Standby Fees and, further, net of any portion of such interest that represents Default Interest or Post-ARD Additional Interest) actually collected from the related Borrower and intended to cover the period from and after such Due Date to, but not including, the date of prepayment (exclusive, however, of any related Prepayment Premium or Yield Maintenance Charge that may have been collected).

              "Prepayment Interest Shortfall" shall mean, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made prior to its Due Date in any Collection Period, the amount of interest, to the extent not collected from the related Borrower (without regard to any Prepayment Premium or Yield Maintenance Charge that may have been collected), that would have accrued on the amount of such Principal Prepayment during the period from the date of prepayment to, but not including, such Due Date (less the amount of related Master Servicing Fees and Special Servicer's Standby Fees and, if applicable, exclusive of Default Interest and Post-ARD Additional Interest).

              "Prepayment Premium" shall mean, with respect to any Mortgage Loan, any premium, penalty or fee paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan or any successor REO Mortgage Loan, to the extent such premium, penalty or fee is calculated as a percentage of the principal amount being prepaid or as a specified amount.

              "Primary Servicing Office" shall mean the office of the Master Servicer or the Special Servicer, as the context may require, that is primarily responsible for such party's servicing obligations hereunder.

              "Prime Rate" shall mean the "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish the "prime rate", then the Trustee, in its sole discretion, shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi- governmental body, then the Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Trustee in its sole discretion and the Trustee shall notify the Master Servicer and the Special Servicer in writing of its selection.

              "Principal Balance Certificate" shall mean any of the Certificates designated as such in Section 2.08(e).

              "Principal Distribution Amount" shall mean:

              (a) with respect to any REMIC I Regular Interest for any Distribution Date, an amount equal to that portion, if any, of the Total Principal Distribution Amount for such Distribution Date that is attributable to each and every Mortgage Loan and/or REO Mortgage Loan, as the case may be, that relates to such REMIC I Regular Interest; and

              (b) with respect to any Class of REMIC III Regular Interest Certificates (and, accordingly, with respect to that Class's Corresponding REMIC II Regular Interest) for any Distribution Date, an amount equal to that portion, if any, of the Total Principal Distribution Amount for such Distribution Date that is allocable to such Class of Certificates as provided below in this definition.

For purposes of the foregoing, for so long as the Class A Certificates remain outstanding, the Total Principal Distribution Amount for each Distribution Date shall be allocated to the Class A Certificates, up to the lesser of (i) the aggregate of the Class Principal Balances of the Class A Certificates outstanding immediately prior to such Distribution Date and (ii) the entire such Total Principal Distribution Amount. The portion of the Total Principal Distribution Amount for each Distribution Date that is so allocable to the Class A Certificates shall, in turn, be allocated as between the Class A-1 Certificates and the Class A-2 Certificates as follows: (i) prior to the Senior Principal Distribution Cross-Over Date (or, if there is no Senior Principal Distribution Cross-Over Date, prior to the Final Distribution Date), first, to the Class A-1 Certificates, up to the Class Principal Balance thereof outstanding immediately prior to the subject Distribution Date, and then, to the Class A-2 Certificates; and (ii) on and after the Senior Principal Distribution Cross-Over Date (and, in any event, on the Final Distribution Date), to the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis in accordance with the respective Class Principal Balances thereof outstanding immediately prior to the subject Distribution Date. After the Class Principal Balances of the Class A Certificates have been reduced to zero, the Total Principal Distribution Amount for each Distribution Date (net of any portion thereof that may have been allocated to the Class A Certificates in retirement thereof pursuant to the prior two sentences) shall be allocated among the respective Classes of the Subordinate Principal Balance Certificates, sequentially in the following order and, in the case of each such Class of Subordinate Principal Balance Certificates, up to the lesser of (i) the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date and (ii) the remaining unallocated portion of the Total Principal Distribution Amount for such Distribution Date: first, to the Class B Certificates; second, to the Class C Certificates; third, to the Class D Certificates; fourth, to the Class E Certificates; fifth, to the Class F Certificates; sixth, to the Class G Certificates; seventh, to the Class H Certificates; eighth, to the Class J Certificates; ninth, to the Class K Certificates; tenth, to the Class L Certificates; eleventh, to the Class M Certificates; twelfth, to the Class N Certificates; and thirteenth, to the Class P Certificates.

              "Principal Prepayment" shall mean any voluntary payment of principal made by the Borrower on a Mortgage Loan that is received in advance of its scheduled Due Date, that is not accompanied by an amount of interest (without regard to any Prepayment Premium, Yield Maintenance Charge and/or Post-ARD Additional Interest that may have been collected) representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

              "Property File" shall mean the monthly report containing the information called for in the form attached hereto as Exhibit E-2B, which report shall be in the form of such Exhibit E-2B or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally (but in any event containing the information called for in such Exhibit E-2B).

              "Prospectus" shall mean the Base Prospectus and the Prospectus Supplement, together.

              "Prospectus Supplement" shall mean that certain prospectus supplement dated June 5, 2000, relating to the Registered Certificates, that is a supplement to the Base Prospectus.

              "Proposed Plan" shall have the meaning assigned thereto in Section 3.17(a)(iii).

              "Purchase Price" shall mean, with respect to any Mortgage Loan (or REO Property), a cash price equal to the aggregate of (a) the outstanding principal balance of such Mortgage Loan (or the related REO Mortgage Loan) as of the date of purchase, (b) all accrued and unpaid interest on such Mortgage Loan (or the related REO Mortgage Loan) at the related Mortgage Rate (exclusive of any portion of such interest that represents Post-ARD Additional Interest) to, but not including, the Due Date occurring in the Collection Period during which the applicable purchase or repurchase occurs, (c) all related unreimbursed Servicing Advances, (d) all accrued and unpaid Advance Interest with respect to any related Advances, and (e) solely in the case of a repurchase or substitution by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement, (i) any Liquidation Fee payable in connection with such repurchase or substitution, and (ii) to the extent not otherwise included in the amount described in clause (c) of this definition, any costs and expenses incurred by the Master Servicer, the Special Servicer or the Trustee (on behalf of the Trust) in enforcing the obligation of such Person to purchase such Mortgage Loan.

              "Qualified Appraiser" shall mean, in connection with the appraisal of any Mortgaged Property or REO Property, an Independent MAI-designated appraiser with at least five years of experience in respect of the relevant geographic location and property type.

              "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

              "Qualified Insurer" shall mean an insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

              "Qualifying Substitute Mortgage Loan" shall mean, in connection with the replacement of a Deleted Mortgage Loan as contemplated by Section 2.03, any other mortgage loan which, on the date of substitution, (i) has a principal balance, after deduction of the principal portion of any unpaid Monthly Payment due on or before the date of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) is accruing interest at a fixed rate of interest at least equal to that of the Deleted Mortgage Loan; (iii) has the same Due Date as, and a grace period for delinquent Monthly Payments that is no longer than, the Due Date and grace period, respectively, of the Deleted Mortgage Loan; (iv) is accruing interest on the same Interest Accrual Basis as the Deleted Mortgage Loan; (v) has a remaining term to stated maturity not greater than, and not more than two years less than, that of the Deleted Mortgage Loan and, in any event, has a Stated Maturity Date not later than two years prior to the Rated Final Distribution Date; (vi) has a then current Loan-to-Value Ratio not higher than, and a then current Debt Service Coverage Ratio not lower than, the Loan-to-Value Ratio and Debt Service Coverage Ratio, respectively, of the Deleted Mortgage Loan as of the Closing Date; (vii) has comparable prepayment restrictions to those of the Deleted Mortgage Loan, (viii) will comply (except in a manner that would not be adverse to the interests of the Certificateholders (as a collective whole) in or with respect to such mortgage loan), as of the date of substitution, with all of the representations relating to the Deleted Mortgage Loan set forth in or made pursuant to the related Mortgage Loan Purchase Agreement; (ix) has a Phase I Environmental Assessment relating to the related Mortgaged Property in its Servicing File, which Phase I Environmental Assessment will evidence that there is no material adverse environmental condition or circumstance at the related Mortgaged Property for which further remedial action may be required under applicable law; and (x) constitutes a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code; provided, however, that if more than one mortgage loan is to be substituted for any Deleted Mortgage Loan, then all such proposed Replacement Mortgage Loans shall, in the aggregate, satisfy the requirement specified in clause (i) of this definition and each such proposed Replacement Mortgage Loan shall, individually, satisfy each of the requirements specified in clauses (ii) through (x) of this definition; and provided, further, that no mortgage loan shall be substituted for a Deleted Mortgage Loan unless (x) such prospective Replacement Mortgage Loan shall be acceptable to the Controlling Class Representative (or, if there is no Controlling Class Representative then serving, to the Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class), in its (or their) sole discretion, and (y) each Rating Agency shall have confirmed in writing to the Trustee that such substitution will not in and of itself result in an Adverse Rating Event with respect to any Class of Rated Certificates (such written confirmation to be obtained by the Mortgage Loan Seller effecting the substitution). It is understood and agreed that the Controlling Class Representative (or, if no Controlling Class Representative is then serving, the Holders of Certificates representing a majority of the Voting Rights assigned to the Controlling Class) could find a prospective Replacement Mortgage Loan unacceptable for any reason or no reason whatsoever.

              "Rated Certificate" shall mean any of the Certificates to which a rating has been assigned by either Rating Agency at the request of the Depositor.

              "Rated Final Distribution Date" shall mean the Distribution Date in February 1, 2032.

              "Rating Agency" shall mean each of Moody's and S&P.

              "Realized Loss" shall mean:

              (1) with respect to each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Mortgage Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan or REO Mortgage Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (b) without taking into account the amount described in subclause
       (1)(c) of this definition, all unpaid interest accrued in respect of such Mortgage Loan or REO Mortgage Loan, as the case may be, to but not including the related Due Date in the Collection Period in which the Final Recovery Determination was made (exclusive, however, of any portion of such unpaid interest that constitutes Default Interest or, in the case of an ARD Loan after its Anticipated Repayment Date, Post-ARD Additional Interest), minus (c) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Mortgage Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made (net of any related Servicing Advances reimbursed therefrom and any related Liquidation Expenses paid therefrom);

              (2) with respect to each defaulted Mortgage Loan as to which any portion of the principal or past due interest payable thereunder was canceled in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or the Special Servicer pursuant to Section 3.20, the amount of such principal or past due interest (other than any Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Post-ARD Additional Interest) so canceled; and

              (3) with respect to each defaulted Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or the Special Servicer pursuant to Section 3.20, the amount of any consequent reduction in the interest portion of each successive Monthly Payment due thereon (each such Realized Loss to be deemed to have been incurred on the Due Date for each affected Monthly Payment).

              "Record Date" shall mean, with respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

              "Registered Certificate" shall mean any Certificate that has been registered under the Securities Act. As of the Closing Date, the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates constitute Registered Certificates.

              "Reimbursement Rate" shall mean the rate per annum applicable to the accrual of Advance Interest, which rate per annum is equal to the Prime Rate.

              "REMIC" shall mean a "real estate mortgage investment conduit" as defined in Section 860D of the Code.

              "REMIC I" shall mean the segregated pool of assets designated as such in Section 2.09(a)

              "REMIC I Regular Interest" shall mean any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and, in each such case, designated as a "regular interest" in REMIC I. The REMIC I Regular Interests have the designations and terms provided for in Section 2.09.

              "REMIC I Remittance Rate" shall mean the per annum rate at which interest accrues in respect of any REMIC I Regular Interest during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with
Section 2.09(f).

              "REMIC I Residual Interest" shall mean the sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in REMIC I issued pursuant to this Agreement.

              "REMIC II" shall mean the segregated pool of assets designated as such in Section 2.11(a).

              "REMIC II Regular Interest" shall mean any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and, in each such case, designated as a "regular interest" in REMIC II. The REMIC II Regular Interests have the designations and terms provided for in
Section 2.11.

              "REMIC II Remittance Rate" shall mean the per annum rate at which interest accrues in respect of any REMIC II Regular Interest during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with Section 2.11(f).

              "REMIC II Residual Interest" shall mean the sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in REMIC II issued pursuant to this Agreement.

              "REMIC III" shall mean the segregated pool of assets designated as such in Section 2.13(a).

              "REMIC III Regular Interest Certificate" shall mean any of the Certificates designated as such in Section 2.08(h).

              "REMIC III Residual Interest" shall mean the sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in REMIC III issued pursuant to this Agreement.

              "REMIC Pool" shall mean any of REMIC I, REMIC II or REMIC III or any Loan REMIC.

              "REMIC Provisions" shall mean the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

              "REMIC Sub-Account" shall mean a sub-account of the Distribution Account established pursuant to Section 3.04(b), which sub-account shall constitute an asset of the Trust Fund and REMIC I, but not an asset of either Grantor Trust Pool.

              "Rents from Real Property" shall mean, with respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

              "REO Account" shall mean a segregated custodial account or accounts created and maintained by the Special Servicer pursuant to Section 3.16(b) on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation [or the name of any successor Special Servicer], as Special Servicer, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

              "REO Acquisition" shall mean the acquisition of any REO Property pursuant to Section 3.09.

              "REO Disposition" shall mean the sale or other disposition of any REO Property pursuant to Section 3.18(d).

              "REO Extension" shall have the meaning assigned thereto in Section 3.16(a).

              "REO Mortgage Loan" shall mean the mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Mortgage Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Monthly Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan or the Trust's acquisition of the subject REO Property). Each REO Mortgage Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Monthly Payments (other than any Balloon Payment), Assumed Monthly Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Mortgage Loan. In addition, all amounts payable or reimbursable to the Master Servicer, the Special Servicer, the Trustee or any Fiscal Agent in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including any unpaid or unreimbursed Servicing Fees and Advances (together with any related unpaid Advance Interest), shall continue to be payable or reimbursable in the same priority and manner pursuant to Section 3.05(a) to the Master Servicer, the Special Servicer, the Trustee or any Fiscal Agent, as the case may be, in respect of an REO Mortgage Loan.

              "REO Property" shall mean a Mortgaged Property acquired by the Special Servicer on behalf of the Trust for the benefit of the Certificateholders through foreclosure, acceptance of a deed in lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

              "REO Revenues" shall mean all income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

              "REO Status Report" shall mean a report substantially in the form and containing the information described in Exhibit E-9 attached hereto, including, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, among other things, (i) the Acquisition Date of such REO Property, (ii) the amount of income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such Determination Date (including any valuation prepared internally by the Special Servicer).

              "REO Tax" shall have the meaning assigned thereto in Section 3.17(a)(i).

              "Replacement Mortgage Loan" shall mean any mortgage loan that is substituted by SBRC or GCFP for a Deleted Mortgage Loan as contemplated by
Section 2.03.

              "Request for Release" shall mean a request signed by a Servicing Officer of, as applicable, the Master Servicer in the form of Exhibit D-1 attached hereto or the Special Servicer in the form of Exhibit D-2 attached hereto.

              "Required Appraisal Loan" shall mean any Mortgage Loan (and any successor REO Mortgage Loan) as to which an Appraisal Trigger Event has occurred, provided that a Mortgage Loan shall cease to be a Required Appraisal Loan if and when, following the occurrence of the most recent Appraisal Trigger Event with respect thereto, such Mortgage Loan has become a Corrected Mortgage Loan and has remained current for at least three consecutive Monthly Payments, and no other Servicing Transfer Event has occurred with respect thereto during the preceding three months.

              "Required Claims-Paying Ratings" shall mean, with respect to any insurance carrier, a claims-paying ability or financial strength rating of "A2" or better from Moody's and "A" or better from S&P unless, in the case of either Rating Agency, such Rating Agency has confirmed in writing that an insurance company with lower or fewer claims-paying ability ratings shall not result, in and of itself, in an Adverse Rating Event with respect to any Class of Rated Certificates.

              "Reserve Account" shall mean any of the accounts established and maintained pursuant to Section 3.03(d).

              "Reserve Funds" shall mean, with respect to any Mortgage Loan, any amounts delivered by the related Borrower to be held in escrow by or on behalf of the mortgagee representing: (i) reserves for repairs, replacements, capital improvements and/or environmental testing and remediation with respect to the related Mortgaged Property; (ii) reserves for tenant improvements and leasing commissions; (iii) reserves for debt service; or (iv) amounts to be applied as a Principal Prepayment on such Mortgage Loan or held as Additional Collateral in the event that certain leasing or other economic criteria in respect of the related Mortgaged Property are not met.

              "Responsible Officer" shall mean, when used with respect to the Trustee, any Fiscal Agent, the Certificate Registrar, the Custodian or the Certificate Administrator, the President, the Treasurer, the Secretary, any Vice President, any Assistant Vice President, any Trust Officer, any Assistant Secretary or any other officer of the Trustee, any Fiscal Agent, the Certificate Registrar, the Custodian or the Certificate Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

              "Restricted Servicer Reports" shall mean each of the Servicer Watch List, the Operating Statement Analysis Report, the NOI Adjustment Worksheet, the Financial File and the Comparative Financial Status Report.

              "S&P" shall mean Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "S&P" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the other parties to this Agreement, and specific ratings of Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated. References herein to "applicable rating category" (other than such references to "highest applicable rating category") shall, in the case of S&P, be deemed to refer to such applicable rating category of S&P, without regard to any plus or minus or other comparable rating qualification.

              "SBRC" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "SBRC Mortgage Loan" shall mean any of the Original SBRC Mortgage Loans sold by SBRC to the Depositor, or any Replacement Mortgage Loan substituted by SBRC, pursuant to the SBRC Mortgage Loan Purchase Agreement.

              "SBRC Mortgage Loan Purchase Agreement" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

              "Securities Act" shall mean the Securities Act of 1933, as amended.

              "Senior Certificate" shall mean any of the Certificates designated as such in Section 2.08(c).

              "Senior Principal Distribution Cross-Over Date" shall mean the first Distribution Date as of which the aggregate of the Class Principal Balances of the Class A-1 Certificates and the Class A-2 Certificates outstanding immediately prior thereto equals or exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date, plus (b) the lesser of (i) the Total Principal Distribution Amount for such Distribution Date and (ii) the portion of the Standard Available Distribution Amount for such Distribution Date that will remain after all distributions of interest to be made on the Senior Certificates on such Distribution Date pursuant to Section 4.01(a) have been so made.

              "Servicer Watch List" shall mean, for any Determination Date, a report (substantially in the form of Exhibit E-10) of all Mortgage Loans that constitute one of the following types of Mortgage Loans as of such Determination
Date: (i) a Mortgage Loan that has a then current Debt Service Coverage Ratio that is less than 1.10x; (ii) a Mortgage Loan as to which any required inspection of the related Mortgaged Property conducted by the Master Servicer indicates a problem that the Master Servicer determines can reasonably be expected to materially adversely affect the cash flow generated by such Mortgaged Property; (iii) a Mortgage Loan as to which the Master Servicer has actual knowledge of material damage or waste at the related Mortgaged Property;
(iv) a Mortgage Loan as to which it has come to the Master Servicer's attention in the performance of its duties under this Agreement (without any expansion of such duties by reason thereof) that any tenant occupying 25% or more of the space in the related Mortgaged Property (A) has vacated such space (without being replaced by a comparable tenant and lease) or (B) has declared bankruptcy;
(v) a Mortgage Loan that is at least 30 days delinquent in payment; and (vi) a Mortgage Loan that is within 60 days of maturity. No later than one Business Day after each Determination Date, the Special Servicer shall provide the Master Servicer with any information in its possession regarding the Specially Serviced Mortgage Loans necessary for preparation of the Servicer Watch List that is not in the possession of the Master Servicer.

              "Servicing Account" shall mean any of the accounts established and maintained pursuant to Section 3.03(a).

              "Servicing Advances" shall mean all customary, reasonable and necessary "out-of-pocket" costs and expenses incurred, or to be incurred, as the context requires, by the Master Servicer or the Special Servicer (or, if applicable, the Trustee or any Fiscal Agent) in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, including the cost of
(a) compliance with the obligations of the

Master Servicer and/or the Special Servicer set forth in Sections 2.03, 3.03(c) and 3.09, (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, (c) obtaining any Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds in respect of any such Mortgage Loan or any REO Property, (d) any enforcement or judicial proceedings with respect to any such Mortgage Loan, including foreclosures and similar proceedings, and (e) the operation, management, maintenance and liquidation of any REO Property; provided that notwithstanding anything to the contrary, "Servicing Advances" shall not include (A) allocable overhead of the Master Servicer or the Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, or (B) costs incurred by either such party or any Affiliate thereof in connection with its purchase of any Mortgage Loan or REO Property pursuant to any provision of this Agreement. All Emergency Advances made by the Special Servicer hereunder shall be considered "Servicing Advances" for the purposes hereof.

              "Servicing Fees" shall mean, with respect to any Mortgage Loan or REO Mortgage Loan, the Master Servicing Fee, the Special Servicer's Standby Fee and the Special Servicing Fee.

              "Servicing File" shall mean any documents (other than documents required to be part of the related Mortgage File, but including any correspondence file) in the possession of the Master Servicer or the Special Servicer and relating to the origination and servicing of any Mortgage Loan or the administration of any REO Property.

              "Servicing Officer" shall mean any officer or employee of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee, the Certificate Administrator and the Depositor on the Closing Date, as such list may be amended from time to time by the Master Servicer or the Special Servicer, as applicable.

              "Servicing Return Date" shall mean, with respect to any Corrected Mortgage Loan, the date that servicing thereof is returned by the Special Servicer to the Master Servicer pursuant to Section 3.21(a).

              "Servicing Standard" shall mean, with respect to each of the Master Servicer and the Special Servicer, to service and administer the Mortgage Loans and REO Properties for which such Person is responsible hereunder: (a) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (b) with a view to the timely collection of all scheduled payments of principal and interest due under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate); and (c) without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Borrower, (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by Affiliate thereof, (iii) the Master Servicer's obligation to make Advances, (iv) the Special Servicer's obligation to make (or to direct the Master Servicer to make) Servicing Advances, and (v) the right of the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction.

              "Servicing Transfer Event" shall mean, with respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (i) of the definition of "Specially Serviced Mortgage Loan".

              "Sole Certificateholder" shall mean any holder of 100% of the Certificates.

              "Specially Serviced Mortgage Loan" shall mean any Mortgage Loan as to which any of the following events has occurred:

              (a) the related Borrower has failed to make when due any Monthly Payment (including a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage(s), which failure continues, or the Master Servicer determines, in its reasonable, good faith judgment, will continue, unremedied for 60 days; or

              (b) the Master Servicer has determined, in its reasonable, good faith judgment, that a default in making a Monthly Payment (including a Balloon Payment) or any other material payment required under the related Mortgage Note or the related Mortgage(s) is likely to occur within 30 days and either (i) the related Borrower has requested a material modification of the related Mortgage Loan (other than a waiver of a "due-on-sale" clause permitted under Section 3.08) or (ii) such default is likely to remain unremedied for at least 60 days; or

              (c) the Master Servicer has determined, in its reasonable, good faith judgment, that a default, other than as described in clause (a) above, has occurred that may materially impair the value of the related Mortgaged Property as security for the Mortgage Loan, which default has continued unremedied for the applicable cure period under the terms of the Mortgage Loan (or, if no cure period is specified, for 60 days); or

              (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary action against the related Borrower under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the related Borrower, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

              (e) the related Borrower shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to such Borrower or of or relating to all or substantially all of its property; or

              (f) the related Borrower shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations; or

              (g) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property or Properties;

provided, however, that a Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan, when a Liquidation Event has occurred in respect of such Mortgage Loan, when the related Mortgaged Property has become an REO Property or, so long as at such time no circumstance identified in clauses (a) through (g) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan:

              (w) with respect to the circumstances described in clauses (a) above, if and when the related Borrower has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Master Servicer or the Special Servicer pursuant to Section 3.20);

              (x)    with respect to the circumstances described in clauses (b),
       (d), (e) and (f) above, if and when such circumstances cease to exist in the reasonable, good faith judgment of the Special Servicer;

              (y) with respect to the circumstances described in clause (c) above, if and when such default is cured in the reasonable, good faith judgment of the Special Servicer; and

              (z) with respect to the circumstances described in clause (g) above, if and when such proceedings are terminated.

              "Special Servicer" shall mean GMACCM, in its capacity as special servicer hereunder, or any successor Special Servicer appointed as herein provided.

              "Special Servicer's Standby Fee" shall mean, with respect to each Mortgage Loan and each REO Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

              "Special Servicer's Standby Fee Rate" shall mean, with respect to each Mortgage Loan and each REO Mortgage Loan, 0.005% per annum.

              "Special Servicing Fee" shall mean, with respect to each Specially Serviced Mortgage Loan and each REO Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

              "Special Servicing Fee Rate" shall mean, with respect to each Specially Serviced Mortgage Loan and each REO Mortgage Loan, 0.25% per annum.

              "SSB" shall mean Salomon Smith Barney Inc. or its successors in interest.

              "Standard Available Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to (a) the sum of (i) all amounts on deposit in the Distribution Account as of 11:00 a.m., New York City time, on such Distribution Date, (ii) to the extent not included in the amount described in clause (a)(i) of this definition, any P&I Advances and/or Compensating Interest Payments that were made in respect of such Distribution Date, (iii) to the extent not included in the amount described in clause (a)(i) of this definition, the aggregate amount transferred (pursuant to Section 3.05(d)) from the Gain on Sale Reserve Fund to the Distribution Account in respect of such Distribution Date, and (iv) to the extent not included in the amount described in clause (a)(i) of this definition, if such

Distribution Date occurs during the month of March of 2001 or any year thereafter , the aggregate of the Interest Reserve Amounts with respect to the Interest Reserve Loans transferred from the Interest Reserve Account to the Distribution Account during such month of March for distribution on such Distribution Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including Principal Prepayments) and interest, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received after the end of the related Collection Period,
(iii) any Prepayment Premiums, Yield Maintenance Charges and/or Post-ARD Additional Interest; (iv) any amounts payable or reimbursable to any Person from the Distribution Account pursuant to clauses (ii) through (v) of Section 3.05(b), (v) if such Distribution Date occurs during the month of February of 2001 or any year thereafter or during the month of January of 2001 or any year thereafter that is not a leap year, the aggregate of the Interest Reserve Amounts with respect to the Interest Reserve Loans to be withdrawn (pursuant to Section 3.04(c) and Section 3.05(b)(vi)) from the Distribution Account and deposited into the Interest Reserve Account during such month of February or such month of January, as the case may be, and held for future distribution, and
(vi) any amounts deposited in the Distribution Account in error; provided that the Standard Available Distribution Amount for the Final Distribution Date shall be calculated without regard to clauses (b)(i), (b)(ii) and (b)(v) of this definition.

              "Startup Day" shall mean, with respect to each REMIC Pool, the day designated as such in Section 2.09(a) (in the case of REMIC I), Section 2.11(a) (in the case of REMIC II), Section 2.13(a) (in the case of REMIC III) or in the related Loan REMIC Declaration (in the case of any Loan REMIC), as applicable.

              "Stated Maturity Date" shall mean, with respect to any Mortgage Loan, the Due Date specified in the related Mortgage Note (as in effect on the Closing Date or, in the case of a Replacement Mortgage Loan, on the related date of substitution) on which the last payment of principal is due and payable under the terms of such Mortgage Note, without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20 and, in the case of an ARD Loan, without regard to its Anticipated Repayment Date.

              "Stated Principal Balance" shall mean, with respect to any Mortgage Loan (and any successor REO Mortgage Loan), a principal balance which
(a) initially shall equal the unpaid principal balance of such Mortgage Loan as of the Cut-off Date or, in the case of any Replacement Mortgage Loan, as of the related date of substitution, in any event after application of all payments of principal due thereon on or before such date, whether or not received, and (b) shall be permanently reduced on each subsequent Distribution Date (to not less than zero) by (i) that portion, if any, of the Total Principal Distribution Amount for such Distribution Date attributable to such Mortgage Loan (or successor REO Mortgage Loan), and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor REO Mortgage Loan) during the related Collection Period; provided that, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Mortgage Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

              "Subordinate Certificate" shall mean any of the Certificates designated as such in Section 2.08(d).

              "Subordinate Principal Balance Certificate" shall mean any of the Certificates designated as such in Section 2.08(f).

              "Sub-Servicer" shall mean any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

              "Sub-Servicing Agreement" shall mean the written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

              "Substitution Shortfall Amount" shall mean, in connection with the substitution of one or more Replacement Mortgage Loans for any Deleted Mortgage Loan, the sum of (i) the amount, if any, by which the Purchase Price for such Deleted Mortgage Loan (calculated as if it were to be repurchased, instead of replaced, on the relevant date of substitution, but without regard to any Liquidation Fee payable in connection with such repurchase), exceeds the initial Stated Principal Balance or the initial aggregate Stated Principal Balance, as the case may be, of such Replacement Mortgage Loan(s), plus (ii) the amount of any Liquidation Fee payable in connection with such substitution.

              "Tax Administrator" shall mean any tax administrator appointed pursuant to Section 10.03 (or, in the absence of any such appointee acting in such capacity, the Trustee).

              "Tax Matters Person" shall mean, with respect to any REMIC Pool, the Person designated as the "tax matters person" of such REMIC Pool in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)-1T, which Person shall, pursuant to
Section 10.01(b), be the Plurality Class R Certificateholder.

              "Tax Returns" shall mean the federal income tax return on IRS Form 1066, U.S. Real Estate Mortgage Investment Conduit Income (REMIC) Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holder of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each REMIC Pool due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS under any applicable provisions of federal tax law or any other governmental taxing authority under applicable state or local tax laws.

              "Termination Price" shall have the meaning assigned thereto in
Section 9.01.

              "Total Principal Distribution Amount" shall mean:

              (a) with respect to any Distribution Date prior to the Final Distribution Date, an amount equal to the aggregate (without duplication) of the following--

              (i) all payments of principal (including Principal Prepayments) received on the Mortgage Loans during the related Collection Period, in each case net of any portion of the particular payment that represents a Late Collection of principal for which a P&I Advance was previously made for a prior Distribution Date or that represents the principal portion of a Monthly Payment due on or before the Cut-off Date or on a Due Date subsequent to the end of the related Collection Period,

              (ii) all scheduled payments of principal due in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period that were received (other than as part of a Principal Prepayment) prior to the related Collection Period,

              (iii) all Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received on any of the Mortgage Loans during the related Collection Period that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans in accordance with Section 1.03, in each case net of any portion of such proceeds that represents a Late Collection of principal due on or before the Cut-off Date or for which a P&I Advance was previously made for a prior Distribution Date,

              (iv) all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and REO Revenues received in respect of any REO Properties during the related Collection Period that were identified and applied by the Master Servicer as recoveries of principal of the related REO Mortgage Loans in accordance with Section 1.03, in each case net of any portion of such proceeds and/or revenues that represents a Late Collection of principal due on or before the Cut-off Date or for which a P&I Advance was previously made for a prior Distribution Date,

              (v) the respective principal portions of all P&I Advances made in respect of the Mortgage Loans and any REO Mortgage Loans with respect to such Distribution Date; and

              (b) with respect to the Final Distribution Date, an amount equal to the aggregate Stated Principal Balance of the entire Mortgage Pool outstanding immediately prior to the Final Distribution Date.

              "Transfer" shall mean any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

              "Transfer Affidavit and Agreement" shall have the meaning assigned thereto in Section 5.02(d).

              "Transferee" shall mean any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

              "Transferor" shall mean any Person who is disposing by Transfer any Ownership Interest in a Certificate.

              "Trust" shall mean the trust created hereby.

              "Trustee" shall mean Norwest, in its capacity as trustee hereunder, or any successor trustee appointed as herein provided.

              "Trustee's Fee" shall mean, with respect to any Mortgage Loan or REO Mortgage Loan, the fee designated as such and payable to the Trustee pursuant to Section 8.05(a).

              "Trustee's Fee Rate" shall mean .0025% per annum.

              "Trust Fund" shall mean, collectively, all of the assets of all the REMIC Pools and Grantor Trust Pools.

              "UCC" shall mean the Uniform Commercial Code in effect in the applicable jurisdiction.

              "UCC Financing Statement" shall mean a financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in any relevant jurisdiction.

              "Uncertificated Principal Balance" shall mean the principal balance outstanding from time to time of any REMIC I Regular Interest (calculated in accordance with Section 2.09(e) hereof) or any REMIC II Regular Interest (calculated in accordance with Section 2.11(e) hereof).

              "Underwriters" shall mean, collectively, SSB, Greenwich and Chase Securities.

              "Unfunded Principal Balance Reduction" shall mean any reduction made in the Class Principal Balance of any Class of Principal Balance Certificates pursuant to Section 4.04(a), the Uncertificated Principal Balance of any REMIC II Regular Interest pursuant to Section 4.04(b) or the Uncertificated Principal Balance of any REMIC I Regular Interest pursuant to
Section 4.04(c).

              "United States Person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

              "Unrestricted Servicer Reports" shall mean each of the files and reports comprising the CMSA Investor Loan Reporting Package (excluding the Restricted Servicer Reports).

              "USAP" shall mean the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America.

              "USPAP" shall mean the Uniform Standards of Professional Appraisal Practices.

              "Voting Rights" shall mean the voting rights evidenced by the respective Certificates. At all times during the term of this Agreement, 98.0% of the Voting Rights shall be allocated among all the Holders of the various Classes of Principal Balance Certificates in proportion to the respective Class Principal Balances of such Classes, 1.0% of the Voting Rights shall be allocated to the Holders of the Class X Certificates, and 1.0% of the Voting Rights shall be allocated to the Holders of the Class R Certificates. Voting Rights allocated to a particular Class of Certificateholders shall be allocated among such Certificateholders in proportion to the respective Percentage Interests evidenced by their respective Certificates.

              "Workout Fee" shall mean, with respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to the second paragraph of Section 3.11(c).

              "Workout Fee Rate" shall mean, with respect to each Corrected Mortgage Loan, 1.0%.

              "Yield Maintenance Certificates" shall mean the Class A, Class B, Class C, Class D, Class E, Class F and Class G Certificates.

              "Yield Maintenance Charge" shall mean, with respect to any Mortgage Loan, any premium, penalty or fee paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan, other than any Prepayment Premium.

              SECTION 1.02.    General Interpretive Principles.

              For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

              (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect from time to time;

              (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

              (iv)   a reference to a Subsection without further reference to a
       Section is a reference to such Subsection as contained in the same
       Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

              (v) the words "herein", "hereof", "hereunder", "hereto", "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

              (vi) the terms "include" and "including" shall mean without limitation by reason of enumeration.

              SECTION 1.03. Certain Calculations in Respect of the Mortgage
Pool.

              (a) All amounts collected in respect of any Cross-Collateralized Group in the form of payments from Borrowers, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among the Mortgage Loans constituting such Cross-Collateralized Group in accordance with the express provisions of the related loan documents and, in the absence of such express provisions, on a pro rata basis in accordance with the respective amounts then "due and owing" as to each such Mortgage Loan. All amounts collected in respect of or allocable to any particular individual Mortgage Loan (whether or not such Mortgage Loan constitutes part of a Cross-Collateralized Group) in the form of payments from Borrowers, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds shall be applied for purposes of this Agreement (including for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers and also for reporting purposes) as follows: first, as a recovery of any related and unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest on such Mortgage Loan to, but not including, the date of receipt (or, in the case of a full Monthly Payment from any Borrower, through the related Due Date), exclusive, however, of any portion of such accrued and unpaid interest that constitutes Default Interest or, in the case of an ARD Loan after its Anticipated Repayment Date, that constitutes Post-ARD Additional Interest; third, as a recovery of principal of such Mortgage Loan then due and owing, including by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); fourth, unless a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; fifth, unless a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of Reserve Funds to the extent then required to be held in escrow; sixth, as a recovery of any Prepayment Premium or Yield Maintenance Charge then due and owing under such Mortgage Loan; seventh, as a recovery of any Default Charges then due and owing under such Mortgage Loan; eighth, as a recovery of any assumption fees and modification fees then due and owing under such Mortgage Loan; ninth, as a recovery of any other amounts then due and owing under such Mortgage Loan other than remaining unpaid principal and, in the case of an ARD Loan after its Anticipated Repayment Date, other than Post-ARD Additional Interest; tenth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and, eleventh, in the case of an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Post-ARD Additional Interest on such ARD Loan to but not including the date of receipt. The Master Servicer shall, to the fullest extent permitted by applicable law and the related Mortgage Loan documents, apply all payments on and proceeds of each Mortgage Loan to amounts actually due and owing from the related Borrower in a manner consistent with the foregoing and shall maintain accurate records of how all such payments and proceeds are actually applied and are applied for purposes of this Agreement.

              (b) Collections in respect of each REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be applied for purposes of this Agreement (including for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers and also for reporting purposes) as follows: first, as a recovery of any related and unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest on the related REO Mortgage Loan to, but not including, the Due Date in the Collection Period of receipt, exclusive, however, of any portion of such accrued and unpaid interest that constitutes Default Interest or, in the case of an REO Mortgage Loan that relates to an ARD Loan after its Anticipated Repayment Date, that constitutes Post-ARD Additional Interest; third, as a recovery of principal of the related REO Mortgage Loan to the extent of its entire unpaid principal balance; fourth, as a recovery of any Prepayment Premium or Yield Maintenance Charge deemed to be due and owing in respect of the related REO Mortgage Loan; fifth, as a recovery of any other amounts deemed to be due and owing in respect of the related REO Mortgage Loan (other than, in the case of an REO Mortgage Loan that relates to an ARD Loan after its Anticipated Repayment Date, accrued and unpaid Post-ARD Additional Interest); and sixth, in the case of an REO Mortgage Loan that relates to an ARD Loan after its Anticipated Repayment Date, any accrued and unpaid Post-ARD Additional Interest.

              (c) For the purposes of this Agreement, Post-ARD Additional Interest on an ARD Loan or a successor REO Mortgage Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD

Loan or successor REO Mortgage Loan, notwithstanding that the terms of the related loan documents so permit. To the extent any Post-ARD Additional Interest is not paid on a current basis, it shall be deemed to be deferred interest.

              (d) Insofar as amounts received in respect of any Mortgage Loan or REO Property and allocable to fees and charges owing in respect of such Mortgage Loan or the related REO Mortgage Loan, as the case may be, that constitute Additional Master Servicing Compensation payable to the Master Servicer and/or Additional Special Servicing Compensation payable to the Special Servicer, are insufficient to cover the full amount of such fees and charges, such amounts shall be allocated between such of those fees and charges as are payable to the Master Servicer, on the one hand, and such of those fees and charges as are payable to the Special Servicer, on the other, pro rata in accordance with their respective entitlements.

              (e) The foregoing applications of amounts received in respect of any Mortgage Loan or REO Property shall be determined by the Master Servicer, in its reasonable judgment, and reflected in the appropriate monthly report from the Master Servicer and in the appropriate monthly Distribution Date Statement as provided in Section 4.02.

              SECTION 1.04.    Cross-Collateralized Mortgage Loans.

              Notwithstanding anything herein to the contrary, it is hereby acknowledged that the groups of Mortgage Loans identified on the Mortgage Loan Schedule as being cross-collateralized with each other are, in the case of each such particular group of Mortgage Loans, by their terms, cross-defaulted and cross-collateralized with each other. For purposes of reference only in this Agreement, and without in any way limiting the servicing rights and powers of the Master Servicer and/or the Special Servicer, with respect to any Cross-Collateralized Mortgage Loan (or successor REO Mortgage Loan), the Mortgaged Property (or REO Property) that relates or corresponds thereto shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including each of the defined terms set forth in Section 1.01, shall be interpreted in a manner consistent with this
Section 1.04; provided that, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                                   ARTICLE II

                CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND
           WARRANTIES; ORIGINAL ISSUANCE OF REMIC I REGULAR INTERESTS,
                           REMIC II REGULAR INTERESTS,
                  REMIC III REGULAR INTERESTS AND CERTIFICATES

              SECTION 2.01.    Conveyance of Mortgage Loans.

              (a) It is the intention of the parties hereto that a common law trust be established pursuant to this Agreement and, further, that such trust be designated as "Salomon Brothers Mortgage Securities VII, Inc Mortgage Trust 2000-C1". Norwest is hereby appointed, and does hereby agree, to act as Trustee hereunder and, in such capacity, to hold the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders. It is not intended that this Agreement create a partnership or a joint-stock association.

              (b) The Depositor, concurrently with the execution and delivery hereof, does hereby sell, assign, transfer and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders, all the right, title and interest of the Depositor in, to and under (i) the Original Mortgage Loans, all payments under and proceeds of such Mortgage Loans received after the Closing Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), and all documents included in the related Mortgage Files and any related Additional Collateral; (ii) any REO Property acquired in respect of any such Mortgage Loan; (iii) such funds or assets as from time to time are deposited in the Collection Account, the Distribution Account, the Interest Reserve Account, the Gain on Sale Reserve Fund and, if established, the REO Account; (iv) each Mortgage Loan Purchase Agreement; (v) the Loan REMIC Interests and the Loan REMIC Declarations; and (vi) all other assets included or to be included in the Trust Fund. This conveyance is subject to the right of the Master Servicer to master service all the Mortgage Loans and the right of the Master Servicer and the Designated Sub-Servicers to primary service (or perform select servicing duties with respect to) certain of the Original Mortgage Loans (and, in the case of the Original Mortgage Loans listed on Exhibit B-1C, subject to the related Loan REMIC Declarations).

              Under generally accepted accounting principles and for federal income tax purposes, the Depositor shall report: (i) its acquisition of the Original SBRC Mortgage Loans from SBRC, pursuant to the SBRC Mortgage Loan Purchase Agreement, as a purchase of such Mortgage Loans from SBRC; (ii) its acquisition of the Original GCFP Mortgage Loans from GCFP, pursuant to the GCFP Mortgage Loan Purchase Agreement, as a purchase of such Mortgages Loans from GCFP; and (iii) its transfer of the Original Mortgage Loans to the Trustee, pursuant to Section 2.01(b), as a sale of such Mortgage Loans to the Trustee. In connection with the foregoing, the Depositor shall cause all of its records to reflect such acquisitions as purchases and such transfer as a sale (in each case, as opposed to a secured loan).

              After the Depositor's transfer of the Original Mortgage Loans to the Trustee pursuant to this Section 2.01(b), the Depositor shall not take any action inconsistent with the Trust's ownership of the Mortgage Loans.

              (c) The conveyance of the Original Mortgage Loans (and, in the case of the Original Mortgage Loans listed on Exhibit B-1C, the related Loan REMIC Interests) and the related rights and property accomplished hereby is absolute and is intended by the parties hereto to constitute an absolute transfer of such Mortgage Loans, such Loan REMIC Interests and such other related rights and property by the Depositor to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) this Agreement shall constitute a security agreement under applicable law, (ii) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in all of the Depositor's right, title and interest in and to the assets constituting the Trust Fund, including the Mortgage Loans and the Loan REMIC Interests subject hereto from time to time, all principal and interest received on or with respect to such Mortgage Loans and the Loan REMIC Interests after the Closing Date (other than scheduled payments of interest and principal due and payable on such Mortgage Loans and the Loan REMIC Interests on or prior to the Cut-off Date or, in the case of a Replacement Mortgage Loan, on or prior to the related date of substitution), all amounts held from time to time in the Collection Account, the Distribution Account, the Interest Reserve Account, the Gain on Sale Reserve Fund and, if established, the REO Account and all reinvestment earnings on such amounts, and all of the Depositor's right, title and interest under each Mortgage Loan Purchase Agreement, (iii) the possession by the Trustee or its agent of the Mortgage Notes with respect to the Mortgage Loans and the Loan REMIC Interests subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law, and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor shall file or cause to be filed, as a precautionary filing, a Form UCC-1 substantially in the form attached as Exhibit J hereto in all appropriate locations in the State of New York promptly following the initial issuance of the Certificates, and the Trustee shall prepare, execute and file at each such office, continuation statements with respect thereto, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This Section 2.01(c) shall constitute notice to the Trustee pursuant to any requirements of the UCC in effect in New York.

              (d)    In connection with the Depositor's assignment pursuant to
Section 2.01(b) above, the Depositor hereby represents and warrants that it has contractually obligated the Mortgage Loan Sellers, pursuant to their respective Mortgage Loan Purchase Agreements, to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage File and any Additional Collateral (other than Reserve Funds) for each Original Mortgage Loan so assigned. The Depositor shall deliver to the Trustee or a Custodian appointed thereby and the Master Servicer on or before the Closing Date a fully executed counterpart of each Mortgage Loan Purchase Agreement.

              (e) As soon as reasonably possible, and in any event within 30 days after the later of (i) the Closing Date (or, in the case of a Replacement Mortgage Loan substituted as contemplated by Section 2.03, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Trustee or any Custodian appointed thereby, the Trustee or a Custodian on its behalf, at the expense of the Depositor, shall complete (to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases in favor of the Trustee referred to in clauses (iv) and (v) of the definition of "Mortgage File" that has been received by the Trustee or a Custodian on its behalf and each UCC-2 and UCC-3 in favor of the Trustee referred to in clause (viii) of the definition of "Mortgage File" that has been received by the Trustee or a Custodian on its behalf. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or the applicable Custodian on its behalf following recording, and each such UCC-2 and UCC-3 shall reflect that the filed copy thereof should be returned to the Trustee or the applicable Custodian on its behalf following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Trustee or a Custodian on its behalf shall obtain or cause to be obtained therefrom a certified copy of the recorded original. The Trustee or a Custodian on its behalf shall promptly forward copies of such recorded or final documents to the Master Servicer. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Trustee or a Custodian on its behalf shall direct the related Mortgage

Loan Seller to prepare or cause to be prepared promptly, pursuant to the related Mortgage Loan Purchase Agreement, a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee or a Custodian on its behalf shall, upon receipt thereof, cause the same to be duly recorded or filed, as appropriate. If the Mortgage Loan Seller has been so notified and has not prepared a substitute document or cured such defect, as the case may be, within 60 days, the Trustee or a Custodian on its behalf shall promptly notify the Master Servicer, the Special Servicer, the Rating Agencies and the Controlling Class Representative.

              (f)    In connection with the Depositor's assignment pursuant to
Section 2.01(b) above, the Depositor hereby represents and warrants that it has contractually obligated the Mortgage Loan Sellers, pursuant to their respective Mortgage Loan Purchase Agreements, to deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, on or before the Closing Date, the following items: (i) copies of the Mortgage Files for the respective Original Mortgage Loans; (ii) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the particular Mortgage Loan Seller that relate to the Original Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File in accordance with the definition thereof, originals or copies of all documents, certificates and opinions in the possession or under the control of the particular Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Original Mortgage Loans; and (iii) all unapplied Reserve Funds and escrow payments in the possession or under the control of the particular Mortgage Loan Seller that relate to the Original Mortgage Loans. The Master Servicer shall hold all such documents, records and funds on behalf of the Trustee in trust for the benefit of the Certificateholders. The Depositor hereby represents and warrants that the Mortgage Loan Sellers, pursuant to their respective Mortgage Loan Purchase Agreements, are contractually obligated to provide the Trustee and the Special Servicer with a power of attorney to enable the Trustee or the Special Servicer to record any loan documents that the Trustee and the Special Servicer has been unable to record. The Master Servicer shall not be liable to the Trust or any parties hereto for the failure of the Mortgage Loan Seller to deliver any of the above-referenced documents.

              (g) Also in connection with the Depositor's assignment pursuant to Section 2.01(b) above, the Depositor shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, on or before the Closing Date, the original or a copy of any Group Environmental Insurance Policy.

              (h) The Depositor shall be responsible for paying the on-going surveillance fees of the Rating Agencies, which payment may be in the form of a one-time up-front fee.

              SECTION 2.02.    Acceptance of Mortgage Assets by Trustee.

              (a) Subject to the other provisions in this Section 2.02, the Trustee, by its execution and delivery of this Agreement, hereby accepts receipt on behalf of the Trust, directly or through a Custodian on its behalf, of (i) the Original Mortgage Loans and all documents delivered to it that constitute portions of the related Mortgage Files, (ii) the Loan REMIC Interests and the Loan REMIC Declarations, and (iii) all other assets delivered to it and included in the Trust Fund, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and any other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold the Original Mortgage Loans, the Loan REMIC Interests and such other assets, together with any other Mortgage Loans and assets subsequently delivered to it that are to be included in the Trust Fund, in trust for the exclusive use and benefit of all present and future

Certificateholders. The Trustee or such Custodian shall hold any Letter of Credit in a custodial capacity only and shall have no obligation to maintain, extend the term of, enforce or otherwise pursue any rights under such Letter of Credit. In connection with the foregoing, the Trustee hereby certifies to each of the other parties hereto, the Mortgage Loan Sellers, the Controlling Class Representative and the Underwriters that, as to each Original Mortgage Loan, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery attached hereto as Exhibit B-2, (i) the original Mortgage Note specified in clause (i) of the definition of "Mortgage File" and all allonges thereto, if any (or, a copy of such Mortgage Note, together with a "lost note affidavit" certifying that the original of such Mortgage Note has been lost), if any, are in its possession or the possession of a Custodian on its behalf, and
(ii) if such Original Mortgage Loan is identified on Exhibit B-1, the original or a copy of the Loan REMIC Declaration specified in clause (xiii) of the definition of "Mortgage File" is in its possession or the possession of a Custodian on its behalf, (iii) such Mortgage Note (or copy thereof) and, if applicable, such Loan REMIC Declaration have been reviewed by it or by such Custodian on its behalf and each (A) appears regular on its face (in the case of such Mortgage Note, handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Borrower), (B) appears to have been executed and (C) purports to relate to such Mortgage Loan.

              (b) On or about the 45th day following the Closing Date (and, if any exceptions are noted or if the recordation/filing contemplated by Section 2.01(e) has not been completed (based solely on receipt by the Trustee or a Custodian on its behalf of the particular documents showing evidence of the recordation/filing), every 90 days thereafter until the earliest of (i) the date on which such exceptions are eliminated and such recordation/filing has been completed and (ii) the date on which all the affected Mortgage Loans are removed from the Trust Fund), the Trustee or a Custodian on its behalf shall review the documents delivered to it or such Custodian with respect to each Original Mortgage Loan, and the Trustee or a Custodian on its behalf shall, subject to Sections 1.04, 2.02(c) and 2.02(d), certify in writing (substantially in the form of Exhibit B-3) to each of the other parties hereto, the Mortgage Loan Sellers, the Controlling Class Representative, the Underwriters and, upon request, any Non-Registered Certificateholder that, as to each Original Mortgage Loan then subject to this Agreement (except as specifically identified in any exception report annexed to such certification): (i) the original Mortgage Note specified in clause (i) of the definition of "Mortgage File" and all allonges thereto, if any (or a copy of such Mortgage Note, together with a "lost note affidavit" certifying that the original of such Mortgage Note has been lost), if any, the original or copy of each document specified in clauses (ii) through (v) of the definition of "Mortgage File", and the original or copy of the policy of title insurance specified in clause (vii) of the definition of "Mortgage File" and each document specified in clause (viii) of the definition of "Mortgage File" (without regard to the parenthetical) and, in the case of each Original Mortgage Loan identified on Exhibit B-1C, the original or a copy of the Loan REMIC Declaration specified in clause (xiii) of the definition of "Mortgage File", is in its possession or the possession of a Custodian on its behalf; (ii) if such report is more than 180 days after the Closing Date, the recordation/filing contemplated by Section 2.01(e) has been completed (based solely on receipt by the Trustee or a Custodian on its behalf of the particular recorded/filed documents); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Borrower), (B) appear to have been executed and (C) purport to relate to such Mortgage Loan; and (iv) based on the examinations referred to in Section 2.02(a) above and this Section 2.02(b) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii) (other than the zip code) and (vi)(B) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the Mortgage File. If SBRC or GCFP substitutes a Replacement Mortgage

Loan for any Deleted Mortgage Loan as contemplated by Section 2.03, the Trustee or a Custodian on its behalf shall review the documents delivered to it or such Custodian with respect to such Replacement Mortgage Loan, and the Trustee or a Custodian on its behalf shall deliver a comparable certification in respect of such Replacement Mortgage Loan, on or about the 30th day following the related date of substitution (and, if any exceptions are noted, every 90 days thereafter for so long as any exceptions remain or until such Replacement Mortgage Loan is removed from the Trust Fund).

              (c) None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, none of the Trustee, the Master Servicer, the Special Servicer or any Custodian shall have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

              (d) In performing the reviews contemplated by subsections (a) and (b) above, the Trustee or a Custodian on its behalf may conclusively rely on the related Mortgage Loan Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's and any Custodian's review of the Mortgage Files is limited solely to confirming that the documents specified in clauses (i) through (v), (vii),
(viii) and (xiii) of the definition of "Mortgage File" have been received and such additional information as will be necessary for delivering the certifications required by subsections (a) and (b) above.

              SECTION 2.03. Certain Repurchases and Substitutions of Mortgage Loans by the Originators.

              (a) If any party hereto discovers, or receives notice from a non-party, that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (and the terms of such document have not been modified by written instrument contained in the Mortgage File), or does not appear to be regular on its face (each, a "Document Defect"), or that there exists a breach of any representation or warranty made by the related Mortgage Loan Seller pursuant to
Section 4(b) of the related Mortgage Loan Purchase Agreement (each, a "Breach"), then such party shall give prompt written notice thereof to the other parties hereto, including (unless it is the party that discovered the Document Defect or Breach) the Trustee. Upon the Trustee's discovery or receipt of notice of any such Document Defect or Breach, the Trustee shall notify the Master Servicer, the Custodian, the Controlling Class Representative, the Underwriters and the related Mortgage Loan Seller. If such Document Defect and/or Breach materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a "Material Breach", as the case may be. Without limiting any of the foregoing, the absence of an original Mortgage Note, an original or a copy of a Mortgage (with or without evidence of recording thereon) or an original or a copy of a lender's title insurance policy from a Mortgage File or any material nonconformity to the Mortgage Loan Schedule of any such document or any material irregularity on the face thereof (without the presence of any factor, such as the presence of a lost note affidavit with an indemnity in the case of a missing Mortgage Note or the presence of a pro forma title policy or a commitment for title insurance "marked-up" at the closing of the subject Mortgage Loan in the case of a missing lender's title insurance policy, that in the Trustee's reasonable discretion reasonably mitigates such absence, non-conformity or irregularity) shall be a Material Document Defect.

              (b) Promptly upon its becoming aware of any Material Document Defect or Material Breach with respect to any Mortgage Loan, the Trustee shall direct the related Mortgage Loan Seller that such Mortgage Loan Seller must, not later than 90 days from the receipt by such Mortgage Loan Seller of such notice, cure such Material Document Defect or Material Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan (as, if and to the extent required by the related Mortgage Loan Purchase Agreement) at the applicable Purchase Price; provided that if (i) any such Material Breach does not relate to whether the affected Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) such Material Breach is capable of being cured but not within such 90-day period, (iii) the related Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Breach within such 90-day period, (iv) the related Mortgage Loan Seller shall have delivered to the Trustee a certification executed on behalf of such Mortgage Loan Seller by an officer thereof (A) setting forth the reason that such Material Breach is not capable of being cured within an initial 90-day period, (B) specifying what actions such Mortgage Loan Seller is pursuing in connection with the cure thereof and (C) stating that such Mortgage Loan Seller anticipates that such Material Breach will be cured within an additional period not to exceed 90 more days (a copy of which certification shall be delivered by the Trustee to the Master Servicer, the Special Servicer and the Controlling Class Representative), and (v) the affected Mortgage Loan is not a Specially Serviced Mortgage Loan, then such Mortgage Loan Seller shall have an additional 90 days to complete such cure (or, if it fails to complete such cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of effecting any such repurchase (but, in any event, no later than such repurchase would have to have been completed), the related Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for REMIC I or, in the case of an Original Mortgage Loan listed on Exhibit B-1C, for the related Loan REMIC (or during the two-year period following such Startup Day if the affected Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute Mortgage Loans and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to any other applicable terms and conditions of the related Mortgage Loan Purchase Agreement and this Agreement. If any substitution for a Deleted Mortgage Loan is not completed in all respects by the end of the three-month (or, if applicable, the two-year) period contemplated by the preceding sentence, the related Mortgage Loan Seller that desired to effect such substitution shall be barred from doing so (and, accordingly, will be limited to the cure/repurchase remedies contemplated hereby), and no party hereto shall be liable thereto for any loss, liability or expense resulting from the expiration of such period. If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 2.03, Trustee shall designate the Collection Account as the account to which funds in the amount of the applicable Purchase Price or Substitution Shortfall Amount (as the case may be) are to be wired, and the Master Servicer shall promptly notify the Trustee when such deposit is made. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis (subject to any rights of a Designated Sub-Servicer to continue to sub-service the Deleted Mortgage Loan as set forth in any applicable Designated Sub-Servicer Agreement and subject to any rights that the Master Servicer may have in and to the servicing of the Deleted Mortgage Loan as set forth in any applicable master servicing rights purchase agreement or applicable agreement).

              For purposes of the application of remedies (but not for determining whether there is a breach) contemplated by this Section 2.03 and the Mortgage Loan Purchase Agreements, any group of two or more Mortgage Loans that are cross-collateralized with each other shall be treated as a single Mortgage Loan.

              In connection with any repurchase of any of the Mortgage Loans listed on Exhibit B-1C pursuant to or as contemplated by this Section 2.03(b), the Tax Administrator shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions. Any Replacement Mortgage Loan substituted for any such Mortgage Loan pursuant to or as contemplated by this
Section 2.03(b) shall be an asset of the related Loan REMIC.

              Whenever one or more mortgage loans are substituted for a Deleted Mortgage Loan by a Mortgage Loan Seller as contemplated by this Section 2.03, the Trustee shall direct such Mortgage Loan Seller to deliver the related Mortgage File to the Trustee, to certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" and to send such certification to the Trustee. No mortgage loan may be substituted for a Deleted Mortgage Loan as contemplated by this Section 2.03 if the Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent a cure of the relevant Material Breach or Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Deleted Mortgage Loan (if any) after the Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Mortgage Loan Seller effecting the related substitution promptly following receipt.

              If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 2.03, the Trustee shall direct the related Mortgage Loan Seller to amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s); and, upon its receipt of such amended Mortgage Loan Schedule, the Master Servicer shall deliver or cause the delivery of such amended Mortgage Loan Schedule to the other parties hereto and to the Controlling Class Representative. Upon any substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

              (c) Upon receipt of an Officer's Certificate from the Master Servicer to the effect that the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by a Mortgage Loan Seller as contemplated by this
Section 2.03 has been deposited in the Collection Account, and further, if applicable, upon receipt of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with the certification referred to in the penultimate paragraph of Section 2.03(b) from the Mortgage Loan Seller effecting the substitution, if any, the Trustee shall
(i) release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Trustee for the Deleted Mortgage Loan to the Mortgage Loan Seller effecting the repurchase/substitution or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Mortgage Loan Seller effecting the repurchase/substitution or its designee the ownership of the Deleted Mortgage Loan, and the Master Servicer shall notify the applicable Borrowers of the transfers of the Deleted Mortgage Loan(s) and any Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by a Mortgage Loan Seller, each of the Master Servicer and the Special Servicer shall deliver to such Mortgage Loan Seller or its designee any portion of the related Servicing File, together with any Escrow Payments, Reserve Funds and Additional Collateral, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of such Mortgage Loan Seller.

              (d) The Mortgage Loan Purchase Agreements provide the sole remedies available to the Certificateholders, or the Trustee on their behalf, respecting any Breach or Document Defect. If either Mortgage Loan Seller defaults on its obligations to repurchase or replace any Mortgage Loan as contemplated by this Section 2.03, the Master Servicer shall promptly notify the Trustee, and the Trustee shall promptly notify the Certificateholders. Thereafter, the Trustee shall take such actions on behalf of the Trust with respect to the enforcement of such repurchase/substitution obligations, including the institution and prosecution of appropriate legal proceedings, as the Trustee shall determine are in the best interests of the Certificateholders (taken as a collective whole).

              (e) Any and all reasonable out-of-pocket expenses incurred by the Master Servicer, the Special Servicer and/or the Trustee, including reasonable attorney fees and expenses, pursuant to this Section 2.03, shall be reimbursable out of the Collection Account as provided in Section 3.05.

              SECTION 2.04. Representations and Warranties of the Depositor.

              (a) The Depositor hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

              (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              (ii) The Depositor's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Depositor, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

              (iii) The Depositor has the full power and authority to own its properties, to conduct its business as presently conducted by it and to enter into and consummate all transactions involving the Depositor contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Depositor is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

              (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein, except (A) for those consents, approvals, authorizations or orders that previously have been obtained, (B) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and sale of the Certificates by the Underwriters, and (C) any recordation of the assignments of Mortgage Loan documents to the Trustee pursuant to Section 2.01(e), which has not yet been completed.

              (vii) The Depositor's transfer of the Original Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.


              (viii) The Depositor is not transferring the Original Mortgage Loans to the Trustee with any intent to hinder, delay or defraud its present or future creditors.

              (ix) The Depositor has been solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Original Mortgage Loans to the Trustee pursuant to Section 2.01(b).

              (x) After giving effect to its transfer of the Original Mortgage Loans to the Trustee pursuant to Section 2.01(b), the value of the Depositor's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Depositor's debts and obligations, including contingent and unliquidated debts and obligations of the Depositor, and the Depositor will not be left with unreasonably small assets or capital with which to engage in and conduct its business.


              (xi) The Depositor does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

              (xii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Depositor are pending or contemplated.


              (xiii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or that, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

              (xiv) Assuming the accuracy of the representations and warranties of the Mortgage Loan Sellers set forth in their respective Mortgage Loan Purchase Agreements, immediately prior to the transfer of the Original Mortgage Loans to the Trustee for the benefit of the Certificateholders pursuant to this Agreement, the Depositor had good and marketable title to, and was the sole owner and holder of, each such Mortgage Loan, and the Depositor has full right and authority to sell, assign and transfer the Original Mortgage Loans.

              (xv) The Depositor is transferring the Original Mortgage Loans to the Trustee for the benefit of the Certificateholders free and clear of any and all liens, pledges, charges and security interests created by or through the Depositor.

              (xvi) Except for any actions that are the express responsibility of another party hereunder or under the Mortgage Loan Purchase Agreements, and further except for actions that the Depositor is expressly permitted to complete subsequent to the Closing Date, the Depositor has taken all actions required under applicable law to effectuate the transfer of the Original Mortgage Loans by the Depositor to the Trustee.

              (b) The representations and warranties of the Depositor set forth in Section 2.04(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties hereto and the Controlling Class Representative.

              SECTION 2.05.    Representations and Warranties of the Master
                               Servicer.

              (a) The Master Servicer hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

              (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and the Master Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

              (ii) The Master Servicer's execution and delivery of, performance under and compliance with this Agreement, will not violate the Master Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the good faith and reasonable judgment of the Master Servicer, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

              (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions involving the Master Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Master Servicer is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

              (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer, the outcome of which, in the Master Servicer's good faith and reasonable judgement, would prohibit the Master Servicer from entering into this Agreement or that, in the Master Servicer's good faith and reasonable judgment, could reasonably be expected to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

              (vii) Each officer, director or employee of the Master Servicer with responsibilities concerning the servicing and administration of any Mortgage Loan is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(d).

              (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Master Servicer of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and except where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the Master Servicer to perform its obligations under this Agreement.

              (b) The representations and warranties of the Master Servicer set forth in Section 2.05(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of such foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties hereto and the Controlling Class Representative.

              (c) Any successor Master Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.05(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.05(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

              SECTION 2.06. Representations and Warranties of the Special Servicer.

              (a) The Special Servicer hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

              (i) The Special Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

              (ii) The Special Servicer's execution and delivery of, performance under and compliance with this Agreement will not violate the Special Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the good faith and reasonable judgment of the Special Servicer, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

              (iii) The Special Servicer has the full power and authority to enter into and consummate all transactions involving the Special Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Special Servicer is not in violation of, and its execution and delivery of, performance under and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

              (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened against the Special Servicer, the outcome of which, in the Special Servicer's good faith and reasonable judgement, would prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, could reasonably be expected to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.


              (vii) The Special Servicer has errors and omissions insurance in the amounts and with the coverage required by Section 3.07(d).

              (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Special Servicer of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and except where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the Special Servicer to perform its obligations under this Agreement.

              (b) The representations and warranties of the Special Servicer set forth in Section 2.06(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto and the Controlling Class Representative.

              (c) Any successor Special Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.06(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.06(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

              SECTION 2.07.    Representations and Warranties of the Trustee.

              (a) The Trustee hereby represents and warrants to, and covenants with, each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

              (i) The Trustee is duly organized and validly existing as a national banking association under the laws of the United States and is, shall be or, if necessary, shall appoint a co-trustee that is, in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan (insofar as such enforceability is dependent upon compliance by the Trustee with such laws) and to perform its obligations under this Agreement.

              (ii) The Trustee's execution and delivery of, performance under and compliance with this Agreement, will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Trustee is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

              (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Trustee is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

              (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Trustee of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

              (vii) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Agreement or that, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

              (viii) The Trustee is eligible to act as trustee hereunder in accordance with Section 8.06.

              (b) The representations and warranties of the Trustee set forth in Section 2.07(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties hereto and the Controlling Class Representative.

              (c) Any successor Trustee shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.07(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.07(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

              SECTION 2.08.    Designation of the Certificates.

              (a) The Certificates shall consist of 18 Classes hereby designated as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates, the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class Y Certificates" and the "Class R Certificates", respectively.

              (b) The Class A-1 and Class A-2 Certificates are collectively designated as the "Class A Certificates".

              (c) The Class X, Class A-1 and Class A-2 Certificates are collectively designated as the "Senior Certificates".

              (d) The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class R Certificates are collectively designated as the "Subordinate Certificates".

              (e) The Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class P Certificates are collectively designated as the "Principal Balance Certificates".

              (f) The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class P Certificates are collectively designated as the "Subordinate Principal Balance Certificates".

              (g) The Class X Certificates are also designated as the "Interest Only Certificates".

              (h) The Interest Only Certificates and the Principal Balance Certificates are collectively designated as the "REMIC III Regular Interest Certificates".

              SECTION 2.09. Creation of REMIC I; Issuance of the REMIC I Regular Interests and the REMIC I Residual Interest; Certain Matters Involving REMIC I and the Loan REMICs.

              (a) It is the intention of the parties hereto that the following segregated pool of assets constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC I": (i) the Mortgage Loans that are from time to time subject to this Agreement (other than those Mortgage Loans that are, in each case, held by a Loan REMIC), together with (A) all payments under and proceeds of such Mortgage Loans received after the Closing Date or, in the case of any such Mortgage Loan that is a Replacement Mortgage Loan, after the related date of substitution (other than scheduled payments of interest and principal due on or before the Cut-off Date or, in the case of any such Mortgage Loan that is a Replacement Mortgage Loan, on or before the related date of substitution, and exclusive of any amounts that constitute Post-ARD Additional Interest collected in respect of the ARD Loans after their respective Anticipated Repayment Dates), and (B) all documents included in the related Mortgage Files and Servicing Files and any related Additional Collateral; (ii) any REO Property acquired in respect of a Mortgage Loan (other than a Mortgage Loan that had been held by a Loan REMIC);
(iii) such funds and assets as from time to time are deposited in the Collection Account, the Distribution Account, the Interest Reserve Account, the Gain on Sale Reserve Fund and, if established, the REO Account (exclusive of any amounts that constitute Post-ARD Additional Interest collected in respect of the ARD Loans after their respective Anticipated Repayment Dates); (iv) the rights of the Depositor under each Mortgage Loan Purchase Agreement and (v) the Loan REMIC Regular Interests and all payments under and proceeds of such Loan REMIC Regular Interest received after the Closing Date. The Closing Date is hereby designated as the "Startup Day" of REMIC I within the meaning of Section 860G(a)(9) of the Code.

              A Loan REMIC Declaration has been made with respect to each of the Mortgage Loans listed on Exhibit B-1C hereto. In the case of each such Mortgage Loan, the related Loan REMIC will include such Original Mortgage Loan, any Replacement Mortgage Loan substituted therefor and any REO Property acquired in respect of such Original Mortgage Loan or any such Replacement Mortgage Loan. The "Startup Day" for each Loan REMIC within the meaning of Section 860G(a)(9) of the Code, is designated in the related Loan REMIC Declaration.

              (b) Concurrently with the assignment of the Original Mortgage Loans (or, in the case of each of the Mortgage Loans listed on Exhibit B-1C hereto, the related Loan REMIC Regular Interests) and certain related assets to the Trustee pursuant to Section 2.01(b) and in exchange therefor, the REMIC I Regular Interests and the REMIC I Residual Interest shall be issued. A separate REMIC I Regular Interest shall be issued with respect to each Original Mortgage Loan and Loan REMIC Regular Interest that is an asset of REMIC I. For purposes of this Agreement, each REMIC I Regular Interest shall relate to the Original Mortgage Loan with respect to which it was issued (or, if applicable, to the Loan REMIC Regular Interest in respect of which it was issued and also to the corresponding Original Mortgage Loan), to each Replacement Mortgage Loan (if any) substituted for such Original Mortgage Loan, and to each REO Mortgage Loan deemed outstanding with respect to any REO Property acquired in respect of any such Original Mortgage Loan or any such Replacement Mortgage Loan. Neither the REMIC I Residual Interest nor any of the REMIC I Regular Interests shall be certificated. The REMIC I Regular Interests and the REMIC I Residual Interest shall collectively constitute the entire beneficial ownership of REMIC I.

              (c) The REMIC I Regular Interests shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC I Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. Each Loan REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and each Loan REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the related Loan REMIC. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC I or any Loan REMIC (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

              (d) The designation for each REMIC I Regular Interest shall be the identification number for the related Original Mortgage Loan set forth in the Mortgage Loan Schedule.

              (e) Each REMIC I Regular Interest shall have an Uncertificated Principal Balance. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the Cut-off Date Principal Balance of the related Original Mortgage Loan (as specified in the Mortgage Loan Schedule). On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be permanently reduced by any distributions of principal deemed made with respect to such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01(l) and, further, by any Unfunded Principal Balance Reduction made with respect to such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.04(c). Except as provided in the preceding sentence, the Uncertificated Principal Balance of each REMIC I Regular Interest shall not otherwise be increased or reduced. Deemed distributions to REMIC II in reimbursement of Unfunded Principal Balance Reductions with respect to a REMIC I Regular Interest shall not constitute deemed distributions of principal and shall not result in any reduction of the Uncertificated Principal Balance of such REMIC I Regular Interest.

              (f) Each REMIC I Regular Interest shall have a REMIC I Remittance Rate. The REMIC I Remittance Rate with respect to any particular REMIC I Regular Interest for any Interest Accrual Period shall be calculated as follows:

              (i) if, as of the Closing Date, the related Original Mortgage Loan bears or bore, as the case may be, interest calculated on a 30/360 Basis, then the REMIC I Remittance Rate with respect to the subject REMIC I Regular Interest for any Interest Accrual Period shall equal the Net Mortgage Rate in effect for the related Original Mortgage Loan as of the Closing Date; and

              (ii) if, as of the Closing Date, the related Original Mortgage Loan bears or bore, as the case may be, interest calculated on an Actual/360 Basis, then the REMIC I Remittance Rate with respect to the subject REMIC I Regular Interest for any Interest Accrual Period shall (subject to adjustment as provided below) equal the product of (A) a fraction (expressed as a percentage), the numerator of which is the number of days in such Interest Accrual Period, and the denominator of which is 30, multiplied by (B) the Net Mortgage Rate in effect for the related Original Mortgage Loan as of the Closing Date; provided that, in the case of a REMIC I Regular Interest that corresponds to an Interest Reserve Loan, if the subject Interest Accrual Period occurs during January of 2001 or any year thereafter or during December of 2000 or any year thereafter that does not immediately precede a leap year, the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period shall equal (M) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, calculated without regard to this proviso, minus (N) a fraction (expressed as a percentage), the numerator of which is equal to 12 times the related Interest Reserve Amount that is to be transferred from the Distribution Account to the Interest Reserve Account in the following calendar month in accordance with Section 3.04(c), and the denominator of which is equal to the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date; and, provided, further, that, in the case of a REMIC I Regular Interest that corresponds to an Interest Reserve Loan, if the subject Interest Accrual Period occurs during February of any year, the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period shall equal (S) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, calculated without regard to this proviso, plus
(T) a fraction (expressed as a percentage), the numerator of which is equal to 12 times any related Interest Reserve Amount(s) to be transferred from the Interest Reserve Account to the Distribution Account pursuant to Section 3.05(c) for distribution on the related Distribution Date, and the denominator of which is equal to the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date.

              (g) Each REMIC I Regular Interest shall bear interest, and such interest shall commence accruing on the Cut-off Date. In the case of each REMIC I Regular Interest, such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to each REMIC I Regular Interest during each Interest Accrual Period (herein referred to as the "Interest Accrual Amount" with respect to such REMIC I Regular Interest for such Interest Accrual Period) shall equal 1/12 of the product of (i) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to any REMIC I Regular Interest for any Interest Accrual Period that shall be distributable to REMIC II, as the holder of such REMIC I Regular Interest, on the related Distribution Date pursuant to Section 4.01(l), shall be an amount (herein referred to as the "Current Interest Distribution Amount" with respect to such REMIC I Regular Interest for the related Distribution Date) equal to (i) the Interest Accrual Amount with respect to such REMIC I Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such REMIC I Regular Interest. For purposes of the foregoing, the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated among all the REMIC I Regular Interests on a pro rata basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. If the entire Current Interest Distribution Amount with respect to any REMIC I Regular Interest for any Distribution Date is not deemed distributed to REMIC II, as the holder of such REMIC I Regular Interest, on such Distribution Date pursuant to Section 4.01(l), then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such REMIC I Regular Interest for future Distribution Dates. The "Carryforward Interest Distribution Amount" with respect to any REMIC I Regular Interest for any Distribution Date is the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such REMIC I Regular Interest for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to REMIC II with respect to such REMIC I Regular Interest on all such prior Distribution Dates, if any, pursuant to Section 4.01(l).

              (h)    Solely for purposes of satisfying Treasury regulation
section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each REMIC I Regular Interest shall be the Rated Final Distribution Date.

              (i) Neither the REMIC I Residual Interest nor any Loan REMIC Residual Interest shall have a principal balance or bear interest.

              SECTION 2.10. Conveyance of REMIC I Regular Interests; Acceptance of REMIC I Regular Interests by Trustee.

              The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all of its right, title and interest in and to the REMIC I Regular Interests to the Trustee for the benefit of the REMIC III Regular Interest Certificateholders and the Class R Certificateholders. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Regular Interest Certificateholders and Class R Certificateholders.

              SECTION 2.11. Creation of REMIC II; Issuance of the REMIC II Regular Interests and the REMIC II Residual Interest; Certain Matters Involving REMIC II.

              (a) It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC I Regular Interests constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC II". The Closing Date is hereby designated as the "Startup Day" of REMIC II within the meaning of Section 860G(a)(9) of the Code.

              (b) Concurrently with the assignment of the REMIC I Regular Interests to the Trustee pursuant to Section 2.10 and in exchange therefor, the REMIC II Regular Interests and the REMIC II Residual Interest shall be issued. There shall be 15 separate REMIC II Regular Interests. Neither the REMIC II Residual Interest nor any of the REMIC II Regular Interests shall be certificated. The REMIC II Regular Interests and the REMIC II Residual Interest shall collectively constitute the entire beneficial ownership of REMIC II.

              (c) The REMIC II Regular Interests shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC II Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in REMIC II. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC II (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

              (d) The REMIC II Regular Interests are hereby designated as "REMIC II Regular Interest A-1", "REMIC II Regular Interest A-2", "REMIC II Regular Interest B", "REMIC II Regular Interest C", "REMIC II Regular Interest D", "REMIC II Regular Interest E", "REMIC II Regular Interest F", "REMIC II Regular Interest G", "REMIC II Regular Interest H", "REMIC II Regular Interest J", "REMIC II Regular Interest K", "REMIC II Regular Interest L", "REMIC II Regular Interest M", "REMIC II Regular Interest N" and "REMIC II Regular Interest P", respectively.

              (e) Each REMIC II Regular Interest shall have an Uncertificated Principal Balance. The following table sets forth for each REMIC II Regular Interest the initial Uncertificated Principal Balance thereof:

    DESIGNATION OF
   REMIC II REGULAR             INITIAL UNCERTIFICATED
        INTEREST                   PRINCIPAL BALANCE
   ----------------             ----------------------
          A-1                      $127,510,000
          A-2                      $403,898,000
           B                       $ 35,665,000
           C                       $ 30,315,000
           D                       $ 10,700,000
           E                       $  8,916,000
           F                       $ 14,266,000
           G                       $ 10,700,000
           H                       $ 14,266,000
           J                       $ 17,832,000
           K                       $  5,350,000
           L                       $  3,566,000
           M                       $  7,133,000
           N                       $  7,133,000
           P                       $ 16,050,121

              On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be permanently reduced by any distributions of principal deemed made with respect to such REMIC II Regular Interest on such Distribution Date pursuant to Section 4.01(k) and, further, by any Unfunded Principal Balance Reduction made with respect to such REMIC II Regular Interest on such Distribution Date pursuant to Section 4.04(b). Except as provided in the preceding sentence, the Uncertificated Principal Balance of each REMIC II Regular Interest shall not otherwise be increased or decreased. Deemed distributions to REMIC III in reimbursement of Unfunded Principal Balance Reductions with respect to a REMIC II Regular Interest, shall not constitute deemed distributions of principal and shall not result in any reduction of the Uncertificated Principal Balance of such REMIC II Regular Interest.

              (f) Each REMIC II Regular Interest shall have a REMIC II Remittance Rate that, with respect to any Interest Accrual Period, shall equal the weighted average, expressed as a percentage and rounded to eight decimal places, of the respective REMIC I Remittance Rates in effect for all the REMIC I Regular Interests for such Interest Accrual Period, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC I Regular Interests outstanding immediately prior to the related Distribution Date.

              (g) Each REMIC II Regular Interest shall bear interest, and such interest shall commence accruing on the Cut-off Date. In the case of each REMIC II Regular Interest, such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to each REMIC II Regular Interest during each Interest Accrual Period (herein referred to as the "Interest Accrual Amount" with respect to such REMIC II Regular Interest for such Interest Accrual Period) shall equal 1/12 of the product of (i) the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to any REMIC II Regular Interest for any Interest Accrual Period that shall be distributable to REMIC III, as the holder of such REMIC II Regular Interest, on the related Distribution Date pursuant to Section 4.01(k), shall be an amount (herein referred to as the "Current Interest Distribution Amount" with respect to such REMIC II Regular Interest for the related Distribution Date) equal to
(i) the Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such REMIC II Regular Interest. For purposes of the foregoing, the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated among all the REMIC II Regular Interests on a pro rata basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. If the entire Current Interest Distribution Amount with respect to any REMIC II Regular Interest for any Distribution Date is not deemed distributed to REMIC III, as the holder of such REMIC II Regular Interest, on such Distribution Date pursuant to Section 4.01(k), then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such REMIC II Regular Interest for future Distribution Dates. The "Carryforward Interest Distribution Amount" with respect to any REMIC II Regular Interest for any Distribution Date is the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such REMIC II Regular Interest for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to REMIC III with respect to such REMIC II Regular Interest on all such prior Distribution Dates, if any, pursuant to Section 4.01(k).

              (h)    Solely for purposes of satisfying Treasury Regulation
Section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each REMIC II Regular Interest shall be the Rated Final Distribution Date.

              (i) The REMIC II Residual Interest shall not have a principal balance and shall not bear interest.

              SECTION 2.12. Conveyance of REMIC II Regular Interests; Acceptance of REMIC II Regular Interests by Trustee.

              The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all of its right, title and interest in and to the

REMIC II Regular Interests to the Trustee for the benefit of the REMIC III Regular Interest Certificateholders and the Class R Certificateholders. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Regular Interest Certificateholders and Class R Certificateholders.

              SECTION 2.13. Creation of REMIC III; Issuance of the REMIC III Regular Interest Certificates and the REMIC III Residual Interest; Certain Matters Involving REMIC III.

              (a) It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC II Regular Interests constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC III". The Closing Date is hereby designated as the "Startup Day" of REMIC III within the meaning of
Section 860G(a)(9) of the Code.

              (b) Concurrently with the assignment of the REMIC II Regular Interests to the Trustee pursuant to Section 2.12 and in exchange therefor, the REMIC III Residual Interest shall be issued, and the Certificate Registrar shall execute, authenticate and deliver, to or upon the order of the Depositor, the REMIC III Regular Interest Certificates in authorized denominations. There shall be 16 Classes of REMIC III Regular Interest Certificates. The REMIC III Residual Interest shall not be certificated. The interests evidenced by the REMIC III Regular Interest Certificates, together with the REMIC III Residual Interest, shall collectively constitute the entire beneficial ownership of REMIC III.

              (c) The respective Classes of the REMIC III Regular Interest Certificates shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC III Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860(G)(a)(2) of the Code), in REMIC III. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC III (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

              (d) The designations for the respective classes of the REMIC III Regular Interest Certificates are specified in Section 2.08.

              (e) Each Class of Principal Balance Certificates shall have a Class Principal Balance. The following table sets forth for each Class of Principal Balance Certificates the initial Class Principal Balance thereof.


         CLASS           INITIAL CLASS
      DESIGNATION        PRINCIPAL BALANCE
      -----------        -----------------
         Class A-1            $127,510,000
         Class A-2            $403,898,000
         Class B              $ 35,665,000
         Class C              $ 30,315,000
         Class D              $ 10,700,000
         Class E              $  8,916,000
         Class F              $ 14,266,000
         Class G              $ 10,700,000
         Class H              $ 14,266,000
         Class J              $ 17,832,000
         Class K              $  5,350,000
         Class L              $  3,566,000
         Class M              $  7,133,000
         Class N              $  7,133,000
         Class P              $ 16,050,121


              On each Distribution Date, the Class Principal Balance of each Class of Principal Balance Certificates shall be permanently reduced by any distributions of principal made with respect to such Class of Certificates on such Distribution Date pursuant to Section 4.01(a) or Section 4.01(b), as applicable, and, further, by any Unfunded Principal Balance Reduction made with respect to such Class of Certificates on such Distribution Date pursuant to
Section 4.04(a). Except as provided in the preceding sentence, the Class Principal Balance of each Class of Principal Balance Certificates shall not otherwise be increased or reduced. Distributions to the Holders of any Class of Principal Balance Certificates in reimbursement of any Unfunded Principal Balance Reductions with respect to such Class of Certificates shall not constitute distributions of principal and shall not result in any reduction of the related Class Principal Balance.

              The Class X Certificates shall not have a principal balance. For purposes of accruing interest, however, the Class X Certificates shall have a Class Notional Amount that is, as of any date of determination, equal to the total of the then Uncertificated Principal Balances of all the REMIC II Regular Interests.

              (f) Each Class of REMIC III Regular Interest Certificates shall have a Pass-Through Rate.

              The Pass-Through Rate with respect to each Class of Principal Balance Certificates for any Interest Accrual Period shall be as follows:

              (i)    in the case of the Class A-1 Certificates, the lesser of
                     (A) 7.46% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest A-1 for such Interest Accrual Period;

              (ii)   in the case of the Class A-2 Certificates, the lesser of
                     (A) 7.52% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest A-2 for such Interest Accrual Period;

              (iii) in the case of the Class B Certificates, the lesser of (A) 7.52% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest B for such Interest Accrual Period;

              (iv) in the case of the Class C Certificates, the lesser of (A) 7.52% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest C for such Interest Accrual Period;

              (v) in the case of the Class D Certificates, the lesser of (A) 7.52% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest D for such Interest Accrual Period;

              (vi) in the case of the Class E Certificates, the lesser of (A) 7.52% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest E for such interest Accrual Period;

              (vii) in the case of the Class F Certificates, the lesser of (A) 7.52% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest F for such Interest Accrual Period; and

              (viii) in the case of the Class G Certificates, the lesser of (A)
                     7.52% per annum and (B) the REMIC II Remittance Rate with respect to REMIC II Regular Interest G for such Interest Accrual Period;

              (ix)   in the case of the Class H Certificates 6.75% per annum;

              (x)    in the case of the Class J Certificates 6.75% per annum;

              (xi)   in the case of the Class K Certificates 6.75% per annum;

              (xii)  in the case of the Class L Certificates 7.00% per annum;

              (xiii) in the case of the Class M Certificates 7.00% per annum;

              (xiv)  in the case of the Class N Certificates 7.00% per annum;

              (xv)   in the case of the Class P Certificates 7.00% per annum.

              With respect to the Class X Certificates, the related Pass-Through Rate for each Interest Accrual Period subsequent to the initial Interest Accrual Period shall be a rate per annum equal to the excess, if any, of (i) the weighted average of the respective REMIC II Remittance Rates in effect during such Interest Accrual Period in respect of all of the REMIC II Regular Interests, over (ii) the weighted average of the respective Adjusted REMIC II Remittance Rates in effect during such Interest Accrual Period in respect of all of the REMIC II Regular Interests. For purposes of the foregoing, the relevant weighting shall be based on the Uncertificated Principal Balance of each REMIC II Regular Interest immediately prior to the related Distribution Date.

              (g) Each Class of REMIC III Regular Interest Certificates shall bear interest, and such interest shall commence accruing on the Cut-off Date. In the case of each Class of REMIC III Regular Interest Certificates, such interest shall be calculated on a 30/360 Basis and, during each Interest

Accrual Period, shall accrue at the Pass-Through Rate with respect to such Class of Certificates for such Interest Accrual Period on the Class Principal Balance (or, in the case of the Class X Certificates, the Class Notional Amount) of such Class of Certificates outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to each Class of REMIC III Regular Interest Certificates during each Interest Accrual Period (herein referred to as the "Interest Accrual Amount" with respect to such Class of Certificates for such Interest Accrual Period) shall equal 1/12 of the product of (i) the Pass-Through Rate with respect to such Class of Certificates for such Interest Accrual Period, multiplied by (ii) the Class Principal Balance (or, in the case of the Class X Certificates, the Class Notional Amount) of such Class of Certificates outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to any Class of REMIC III Regular Interest Certificates for any Interest Accrual Period that shall be distributable to the Holders thereof on the related Distribution Date pursuant to Section 4.01(a) or Section 4.01(b), as applicable, shall be an amount (herein referred to as the "Current Interest Distribution Amount" with respect to such Class of Certificates for the related Distribution Date) equal to (i) the Interest Accrual Amount with respect to such Class of Certificates for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such Class of Certificates. For purposes of the foregoing, the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated among all the Classes of REMIC III Regular Interest Certificates on a pro rata basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. If the entire Current Interest Distribution Amount with respect to any Class of REMIC III Regular Interest Certificates for any Distribution Date is not distributed to the Holders thereof on such Distribution Date pursuant to Section 4.01(a) or Section 4.01(b), as applicable, then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such Class of Certificates for future Distribution Dates. The "Carryforward Interest Distribution Amount" with respect to any Class of REMIC III Regular Interest Certificates for any Distribution Date is the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such Class of Certificates for all prior Distribution Dates, if any, over (ii) the total amount of interest distributed to the Holders of such Class of Certificates on all such prior Distribution Dates, if any, pursuant to Section 4.01(a) or Section 4.01(b), as applicable.

              (h)    Solely for purposes of satisfying Treasury regulation
section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each Class of REMIC III Regular Interest Certificates shall be the Rated Final Distribution Date.

              (i) The REMIC III Residual Interest shall not have a principal balance and shall not bear interest.

              SECTION 2.14. Acceptance of Grantor Trusts by Trustee; Issuance of the Class Y and Class R Certificates.

              (a) It is the intention of the parties hereto that the segregated pool of assets consisting of any collections of Post-ARD Additional Interest received on the ARD Loans constitute a Grantor Trust for federal income tax purposes and, further, that such segregated pool of assets be designated as "Grantor Trust Y". The Trustee, by its execution and delivery hereof, acknowledges the assignment to it of the assets of Grantor Trust Y and declares that it will hold such assets in trust for the exclusive use and benefit of all present and future Holders of the Class Y Certificates. Concurrently with the assignment to it of the assets included in Grantor Trust Y, the Certificate Registrar shall execute, authenticate and deliver, to or upon the order of the Depositor, the Class Y Certificates in authorized denominations evidencing the entire beneficial ownership of Grantor Trust Y. The rights of the Holders of the Class Y Certificates to receive distributions from the proceeds of Grantor Trust Y, and all ownership interests of such Holders in and to such distributions, shall be as set forth in this Agreement.

              (b) The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse, all right, title and interest of the Depositor in and to the REMIC I Residual Interest, the REMIC II Residual Interest, the REMIC III Residual Interest and the Loan REMIC Residual Interests to the Trustee for the benefit of the Holders of the Class R Certificates. It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC I Residual Interest, the REMIC II Residual Interest, the REMIC III Residual Interest and the Loan REMIC Residual Interests constitute a Grantor Trust for federal income tax purposes and, further, that such segregated pool of assets be designated as "Grantor Trust R". The Trustee, by its execution and delivery hereof, acknowledges the assignment to it of the assets of Grantor Trust R and declares that it will hold such assets in trust for the exclusive use and benefit of all present and future Holders of the Class R Certificates. Concurrently with the assignment to it of the assets included in Grantor Trust R, the Certificate Registrar shall execute, authenticate and deliver, to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the entire beneficial ownership of Grantor Trust R. The rights of the Holders of the Class R Certificates to receive distributions from the proceeds of Grantor Trust R, and all ownership interests of such Holders in and to such distributions, shall be as set forth in this Agreement.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

              SECTION 3.01.    Administration of the Mortgage Loans.

              (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans and any REO Properties that it is obligated to service and administer pursuant to this Agreement, for the benefit of the Certificateholders (as a collective whole) (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with any and all applicable laws, in accordance with the express terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. The Master Servicer or Special Servicer, as applicable in accordance with this Agreement, shall service and administer each Cross-Collateralized Group as a single Mortgage Loan as and when necessary and appropriate consistent with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21, (i) the Master Servicer shall service and administer all Performing Mortgage Loans, and (ii) the Special Servicer shall service and administer (x) each Mortgage Loan as to which a Servicing Transfer Event has occurred and is continuing, and (y) each REO Property; provided, however, that the Master Servicer shall continue to collect information and, subject to its receipt of information from the Special Servicer as provided herein, prepare all reports to the Trustee required hereunder with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Mortgage Loans) as otherwise set forth herein and, further, to render such incidental services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein. The Master Servicer shall not, on behalf of the Trust, obtain title to a Mortgaged Property.

              (b) Subject to Section 3.01(a), the Master Servicer and the Special Servicer shall each have full power and authority, acting alone or through Sub-Servicers, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and other related collateral; and (ii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. In addition, without limiting the generality of the foregoing, each of the Master Servicer and Special Servicer is authorized and empowered by the Trustee to execute and deliver, in accordance with the Servicing Standard and subject to Sections 3.08 and 3.20, any and all assumptions, modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File. Subject to Section 3.10, the Trustee shall, at the written request of a Servicing Officer of the Master Servicer or the Special Servicer, furnish, or cause to be so furnished, to the Master Servicer or the Special Servicer, as appropriate, any limited powers of attorney and other documents (each of which shall be prepared by the Master Servicer or Special Servicer, as applicable) necessary or appropriate to enable it to carry out its servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer.

              (c) The relationship of each of the Master Servicer and the Special Servicer to the Trustee and, unless they are the same Person, each other under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

              SECTION 3.02.    Collection of Mortgage Loan Payments.

              (a) The Master Servicer and the Special Servicer shall each undertake reasonable efforts consistent with the Servicing Standard to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder and shall follow such collection procedures as are consistent with the Servicing Standard; provided, however, that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Post-ARD Additional Interest (other than the making of requests for its collection), unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the good faith and reasonable judgment of the Special Servicer, and without regard to such Post-ARD Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Post-ARD Additional Interest has not been forgiven in accordance with Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. Consistent with the foregoing, the Master Servicer (as to Performing Mortgage Loans) and the Special Servicer (as to Specially Serviced Mortgage Loans) each may waive any Default Charges in connection with any specific delinquent payment on a Mortgage Loan it is obligated to service hereunder.

              (b) Ninety days prior to the maturity date of each Balloon Mortgage Loan, the Master Servicer shall send a notice to the related Borrower of such maturity date (with a copy to be sent to the Special Servicer) and shall request confirmation that the Balloon Payment will be paid by such date.

              SECTION 3.03. Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve Accounts.

              (a) The Master Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"), in which all Escrow Payments received by it with respect to the Mortgage Loans shall be deposited and retained. Subject to any terms of the related Mortgage Loan documents that specify the nature of the account in which Escrow Payments shall be held, each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected in respect of any Mortgage Loan (and interest earned thereon) from a Servicing Account may be made only: (i) to effect the payment of real estate taxes, assessments, insurance premiums (including, without limitation, premiums on any Environmental Insurance Policy), ground rents (if applicable) and comparable items in respect of the related Mortgaged Property; (ii) to reimburse the Master Servicer, the Special Servicer, the Trustee or any Fiscal Agent, as applicable, for any unreimbursed Servicing Advances made thereby to cover any of the items described in the immediately preceding clause (i); (iii) to refund to the related Borrower any sums as may be determined to be overages; (iv) to pay interest or other income, if required and as described below, to the related Borrower on balances in the Servicing Account (or, if and to the extent not payable to the related Borrower to pay such interest or other income (up to the amount of any Net Investment Earnings in respect of such Servicing Account for each Collection Period) to the Master Servicer); or (v) to clear and terminate the Servicing Account at the termination of this Agreement in accordance with
Section 9.01. The Master Servicer shall pay or cause to be paid to the Borrowers interest and other income, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if and to the extent required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. Promptly after any Escrow Payments are received by the Special Servicer from any Borrower, and in any event within two Business Days after any such receipt, the Special Servicer shall remit such Escrow Payments to the Master Servicer for deposit in the applicable Servicing Account(s).

              (b) The Master Servicer shall as to each Mortgage Loan (including each Specially Serviced Mortgage Loan) (i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts consistent with the Servicing Standard to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan documents; provided, however, that if such Mortgage Loan does not require the related Borrower to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder, and subject to and in accordance with the Servicing Standard, enforce the requirement of the related Mortgage that the Borrower make payments in respect of such items at the time they first become due.

              (c) In accordance with the Servicing Standard, the Master Servicer shall, as to all the Mortgage Loans (including, Specially Serviced Mortgage Loans), advance with respect to each

Mortgaged Property all such funds as are necessary for the purpose of effecting the timely payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents or other rents (if applicable), and (iii) premiums on Insurance Policies (including, without limitation, Environmental Insurance Policies), in each instance if and to the extent that Escrow Payments (if any) collected from the related Borrower are insufficient to pay such item when due, and the related Borrower has failed to pay such item on a timely basis, and provided that the particular Advance would not, if made, constitute a Nonrecoverable Servicing Advance. All such Advances shall be reimbursable in the first instance from related collections from the Borrowers and further as provided in Section 3.05(a). No costs incurred by the Master Servicer or the Special Servicer in effecting the payment of real estate taxes, assessments and similar items and, if applicable, ground rents on or in respect of such Mortgaged Properties shall, for purposes hereof, including calculating monthly distributions to Certificateholders, be added to the unpaid principal balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit; provided, however, that this provision is in no way intended to affect amounts actually due and owing from the related Borrower under such Mortgage Loan.

              (d) The Master Servicer shall, as to all the Mortgage Loans (including Specially Serviced Mortgaged Loans), establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), in which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited, and draws on any Letter of Credit delivered in lieu of Reserve Funds, may be made to pay for or otherwise cover, or (if appropriate) to reimburse the related Borrower in connection with, the specific items for which such Reserve Funds were escrowed or any such Letter of Credit was delivered, all in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Borrower governing such Reserve Funds or Letter of Credit. The Master Servicer shall not release any earnout reserve funds, or return any Letter of Credit delivered in lieu of earnout reserve funds, to the related Borrower, unless and until: (i) the Master Servicer has so notified the Special Servicer and the Controlling Class Representative in writing and has provided the Special Servicer with any written or electronic information in the Master Servicer's possession regarding such Mortgage Loan or the related Mortgaged Property and a written recommendation and rationale therefor, that the Special Servicer may reasonably request within ten Business Days of receiving such written notice; and (ii) the Special Servicer has consented to such release of any earnout reserve funds or return of any Letter of Credit delivered in lieu of earnout reserve funds (such consent to be given or withheld in accordance with the Servicing Standard and to be deemed given if the Special Servicer does not object to such release of any earnout reserve funds or return of any Letter of Credit delivered in lieu of earnout reserve funds within five Business Days after receiving such additional information from the Master Servicer (or, if it did not request additional information, within ten Business Days after receiving such notice). Mortgage Loans as to which there are earnout reserve funds or a Letter of Credit delivered in lieu of earnout reserve funds are identified on Exhibit B-1E. Subject to the terms of the related Mortgage Note and Mortgage, all Reserve Accounts shall be Eligible Accounts and funds therein may be invested in Permitted Investments in accordance with the provisions of Section 3.06. Interest and investment income on funds held in any Reserve Fund will be for the benefit of the Master Servicer subject to its withdrawal, but only to the extent it is not otherwise required to be paid to the related Borrower pursuant to applicable law and/or the related loan documents. The Special Servicer shall promptly deliver all Reserve Funds received by it to the Master Servicer for deposit in the applicable Reserve Account.

              (e) To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of a Mortgage Loan, the Master Servicer shall request from the Borrower written confirmation thereof within a reasonable time after the later of the Closing Date and the date as of which such plan is required to be established or completed. To the extent any other action or remediation with respect to environmental matters is required to have been taken or completed pursuant to the terms of the related Mortgage Loan documents, the Master Servicer shall request from the Borrower written confirmation of such action and remediations within a reasonable time after the later of the Closing Date and the date as of which such action or remediations are required to have been taken or completed. To the extent that a Borrower shall fail to promptly respond to any inquiry described in this Section 3.03(e), the Master Servicer shall notify the Trustee, the Special Servicer and the Controlling Class Representative. The Master Servicer shall promptly notify the Trustee, the Special Servicer and the Controlling Class Representative if the Master Servicer shall determine that any Borrower has failed to perform its obligations under the related Mortgage Loan in respect of environmental matters.

              (f) Subject to applicable law and the terms of the related Mortgage Loan documents, funds in the Servicing Accounts and the Reserve Accounts may be invested only in Permitted Investments in accordance with the provisions of Section 3.06.

              SECTION 3.04. Collection Account, Distribution Account, Interest Reserve Account and Gain on Sale Reserve Fund.

              (a) The Master Servicer shall segregate and hold all funds collected and received in connection with the Mortgage Pool separate and apart from its own funds and general assets. In connection therewith, the Master Servicer shall establish and maintain one or more segregated accounts (collectively, the "Collection Account"), in which the funds described below are to be deposited and held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes the Collection Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Collection Account, within two Business Days of receipt (in the case of payments by Borrowers or other collections on the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of the Master Servicer in respect of the Mortgage Pool subsequent to the Closing Date (other than in respect of scheduled payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date (or, in the case of a Replacement Mortgage Loan, on or before the related date of substitution), which payments shall be delivered promptly to the related Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse):

              (i) all payments, from whatever source, or transfers from a debt service reserve account, on account of principal of the Mortgage Loans, including Principal Prepayments;

              (ii) all payments, from whatever source, or transfers from a debt service reserve account, on account of interest on the Mortgage Loans, including Default Interest and Post-ARD Additional Interest;

              (iii) all Prepayment Premiums, Yield Maintenance Charges and late payment charges received in respect of the Mortgage Loans;

              (iv) all Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received in respect of the Mortgage Loans;

              (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Collection Account;

              (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket or master force place hazard policy;

              (vii) any amounts required to be transferred from any REO Account pursuant to Section 3.16(c); and

              (viii) insofar as they do not constitute Escrow Payments, any amounts paid by a Borrower specifically to cover items for which a Servicing Advance has been made.

              The foregoing requirements for deposit in the Collection Account shall be exclusive. Without limiting the generality of the foregoing, (A) actual payments from Borrowers in the nature of Escrow Payments, assumption fees, assumption application fees, extension fees, modification fees, charges for beneficiary statements or demands and amounts collected for checks returned for insufficient funds, need not be deposited by the Master Servicer in the Collection Account and (B) with respect to any amount representing a sub-servicing fee that otherwise would be required to be deposited by the Master Servicer in the Collection Account and that, once so deposited, would have been permitted to be withdrawn immediately from the Collection Account pursuant to
Section 3.05 as part of the payment of the Master Servicing Fee, such amount shall be deemed to have been deposited to and withdrawn from the Collection Account for such purpose to the extent that such sum has been retained by the Sub-Servicer pursuant to the related Sub-Servicing Agreement. The Master Servicer shall promptly deliver to the Special Servicer any of the foregoing items received by it, if and to the extent that such items constitute Additional Special Servicing Compensation. If the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

              Upon receipt of any of the amounts described in clauses (i) through (iv) and (viii) of the first paragraph of this Section 3.04(a) with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the Master Servicer for deposit into the Collection Account, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement. With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer (in its capacity as such), without recourse, representation or warranty, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Collection Account pursuant to Section 3.16(c).

              (b) The Certificate Administrator shall establish and maintain one or more segregated accounts (collectively, the "Distribution Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes the Distribution Account shall be an Eligible Account. The Certificate Administrator shall, as a bookkeeping matter, establish and maintain two sub-accounts of the Distribution Account (i) one of which sub-accounts (such sub-account, the "REMIC Sub-Account") shall be deemed to be held in trust for the benefit of the Holders of the REMIC

III Regular Interest Certificates and the Class R Certificates and (ii) one of which sub-accounts (such sub-account, the "Class Y Sub-Account") shall be deemed to be held in trust for the benefit of the Holders of the Class Y Certificates. By 2:00 p.m. (New York City time) on each Master Servicer Remittance Date, the Master Servicer shall deliver to the Certificate Administrator, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to the Master Servicer Remittance Amount for such Master Servicer Remittance Date. Immediately upon deposit of the Master Servicer Remittance Amount for any Master Servicer Remittance Date into the Distribution Account, any portion thereof that represents any Post-ARD Additional Interest related to the ARD Loans shall be deemed to have been deposited into the Class Y Sub-Account, and the remaining portion thereof shall be deemed to have been deposited into the REMIC Sub-Account. In addition, the Master Servicer shall, as and when required hereunder, deliver to the Certificate Administrator for deposit in the Distribution Account any P&I Advances and Compensating Interest Payments required to be made by the Master Servicer hereunder. Furthermore, any amounts paid by any party hereto to indemnify the Trust Fund pursuant to any provision hereof shall be delivered to the Certificate Administrator for deposit in the Distribution Account. The Certificate Administrator shall, upon receipt, deposit in the Distribution Account any and all amounts received or, pursuant to
Section 4.03, advanced by the Trustee or any Fiscal Agent that are required by the terms of this Agreement to be deposited therein. As and when required pursuant to Section 3.05(c), the Certificate Administrator shall transfer Interest Reserve Amounts in respect of the Interest Reserve Loans from the Interest Reserve Account to the Distribution Account. Furthermore, as and when required pursuant to Section 3.05(d), the Certificate Administrator shall transfer monies from the Gain on Sale Reserve Fund to the Distribution Account. If the Certificate Administrator shall deposit in the Distribution Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding.

              (c) The Certificate Administrator shall establish and maintain one or more accounts (collectively, the "Interest Reserve Account") to be held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes the Interest Reserve Account shall be an Eligible Account. On the Distribution Date in January (except during a leap year) and February of each calendar year, commencing in 2001, prior to any distributions being made in respect of the Certificates on such Distribution Date, the Certificate Administrator shall, with respect to each Interest Reserve Loan, withdraw from the Distribution Account and deposit in the Interest Reserve Account an amount equal to the Interest Reserve Amount, if any, in respect of such Interest Reserve Loan for such Distribution Date; provided that no such transfer of monies from the Distribution Account to the Interest Reserve Account shall be made on the Final Distribution Date.

              (d) Upon or prior to the occurrence of the liquidation of any defaulted Mortgage Loan or REO Property, the Certificate Administrator shall establish and maintain one or more accounts (collectively, the "Gain on Sale Reserve Fund") to be held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes the Gain on Sale Reserve Fund shall be an Eligible Account. On each Distribution Date that relates to a Collection Period during which a liquidation of any defaulted Mortgage Loan or REO Property occurred, the Certificate Administrator shall deposit in the Gain on Sale Reserve Fund those amounts available to be deposited pursuant to Section 4.01(c)(i); provided that no such deposit of monies to the Gain on Sale Reserve Fund shall be made on the Final Distribution Date.

              (e) Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions of Section 3.06. Funds in the Distribution Account, the Interest Reserve Account and the Gain on Sale Reserve Fund shall remain uninvested. The Master Servicer shall give notice to the other parties hereto of the location of the Collection Account as of the Closing Date and of the new location of the Collection Account prior to any change thereof. The Distribution Account, Interest Reserve Account and Gain on Sale Reserve Fund shall be held at The Chase Manhattan Bank as of the Closing Date, and the Certificate Administrator shall give notice to the parties hereto of the new location of each of the Distribution Account, Interest Reserve Account and Gain on Sale Reserve Fund prior to any change thereof.

              SECTION 3.05. Permitted Withdrawals From the Collection Account, the Distribution Account, the Interest Reserve Account and the Gain on Sale Reserve Fund.

              (a) The Master Servicer may, from time to time, make withdrawals from the Collection Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

              (i) to remit to the Certificate Administrator for deposit in the Distribution Account the Master Servicer Remittance Amount for each Master Servicer Remittance Date and any amounts that may be applied to make P&I Advances pursuant to Section 4.03(a);

              (ii) to reimburse any Fiscal Agent, the Trustee or itself, in that order, for unreimbursed P&I Advances made thereby (in each case, with its own funds), any Fiscal Agent's, the Trustee's and the Master Servicer's, as the case may be, respective rights to reimbursement pursuant to this clause (ii) with respect to any P&I Advance (other than Nonrecoverable P&I Advances, which are reimbursable pursuant to clause
       (vii) below) being limited to amounts that represent Late Collections of interest and principal received in respect of the particular Mortgage Loan or REO Mortgage Loan as to which such P&I Advance was made (net of related Master Servicing Fees, Special Servicer's Standby Fees and/or Workout Fees);

              (iii) to pay to itself earned and unpaid Master Servicing Fees, and to pay the Special Servicer earned and unpaid Special Servicer's Standby Fees, in respect of each Mortgage Loan and REO Mortgage Loan, the Master Servicer's and the Special Servicer's respective rights to payment pursuant to this clause (iii) with respect to any Mortgage Loan or REO Mortgage Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) or such REO Mortgage Loan (whether in the form of REO Revenues, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) that are allocable as interest thereon;

              (iv) to pay to the Special Servicer, out of general collections on the Mortgage Loans and any REO Properties, earned and unpaid Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Mortgage Loan;

              (v) to pay the Special Servicer (or, if applicable, any predecessor thereto) earned and unpaid Workout Fees and Liquidation Fees to which it is entitled pursuant to, and from the sources contemplated by, the second and third paragraphs of Section 3.11(c);

              (vi) to reimburse, any Fiscal Agent, the Trustee, itself or the Special Servicer, in that order, for any unreimbursed Servicing Advances made thereby (in each case, with its own funds), any Fiscal Agent's, the Trustee's, the Master Servicer's and the Special Servicer's, as the case may be, respective rights to reimbursement pursuant to this clause (vi) with respect to any

       Servicing Advance (other than Nonrecoverable Servicing Advances, which are reimbursable pursuant to clause (vii) below) being limited to (A) payments made by the related Borrower that are allocable to cover the item in respect of which such Servicing Advance was made, and (B) Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

              (vii) to reimburse any Fiscal Agent, the Trustee, itself or the Special Servicer, in that order, out of general collections on the Mortgage Loans and any REO Properties, for any unreimbursed Advances made thereby that have been determined to be Nonrecoverable Advances;

              (viii) to the extent that, during any Collection Period, the Master Servicer has reimbursed or is reimbursing any Fiscal Agent, the Trustee, itself or the Special Servicer, the Trustee or any Fiscal Agent, as applicable, for any unreimbursed Advance pursuant to clause (ii), (vi) or (vii) above or pursuant to Section 3.03(c), and insofar as payment has not already been made, to also pay such Person, as the case may be, out of Default Charges on deposit in the Collection Account that were collected on any Mortgage Loan or REO Mortgage Loan during such Collection Period, any related Advance Interest accrued and payable on the portion of such Advance so reimbursed or being reimbursed;

              (ix) to the extent that, during any Collection Period, the Master Servicer has reimbursed or is reimbursing any Fiscal Agent, the Trustee, itself or the Special Servicer, as applicable, for any unreimbursed Advance pursuant to clause (ii), (vi) or (vii) above or pursuant to Section 3.03(c), and insofar as payment has not already been made, and the Default Charges collected during such Collection Period are not sufficient to make such payment pursuant to clause (viii) above, to also pay such Person, out of general collections on the Mortgage Loans and any REO Properties, any related Advance Interest accrued and payable on the portion of such Advance so reimbursed or being reimbursed;

              (x) to pay itself any items of Additional Master Servicing Compensation on deposit in the Collection Account from time to time;

              (xi) to pay to the Special Servicer any items of Additional Special Servicing Compensation on deposit in the Collection Account from time to time;

              (xii) to pay any unpaid Liquidation Expenses incurred with respect to any Mortgage Loan or REO Property, such payments to be made solely from Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and, if applicable, REO Revenues received in respect of such Mortgage Loan or REO Property, as the case may be;

              (xiii) to pay, in accordance with Section 3.11(i), out of general collections on the Mortgage Loans and any REO Properties, certain servicing expenses that would, if advanced, constitute Nonrecoverable Servicing Advances;

              (xiv) to pay, out of general collections on the Mortgage Loans and any REO Properties, for costs and expenses incurred by or on behalf of the Trust Fund (A) pursuant to Section 2.03(e), (B) pursuant to
        Section 3.09(c) (other than the costs of environmental testing, which are to be covered by, and reimbursable as, a Servicing Advance) and (C) pursuant to the first sentence of Section 3.12(a);

              (xv) to pay itself, the Special Servicer, the Tax Administrator, the Certificate Administrator, the Custodian, the Depositor, the Trustee, any Fiscal Agent, or any of their respective directors, officers, members, managers, employees and agents, as the case may be, out of general collections on the Mortgage Loans and any REO Properties, any amounts payable to any such Person pursuant to Section 4.06, Section 6.03, Section 7.01(b), Section 8.05(b), Section 8.13 or Section 10.03, as applicable;

              (xvi) to pay, out of general collections on the Mortgage Loans and any REO Properties, for (A) the cost of the Opinion of Counsel contemplated by Section 11.02(a), and (B) the cost of recording this Agreement in accordance with Section 11.02(a);

              (xvii) to pay, out of general collections on the Mortgage Loans and any REO Properties, for any expense (including the reasonable fees of tax accountants and attorneys) incurred by the Tax Administrator pursuant to Section 3.17(a)(iii) in connection with providing advice to the Special Servicer;

              (xviii) to pay to the Master Servicer, the Special Servicer, the Trustee, any Fiscal Agent, the Tax Administrator, the Certificate Administrator, the Custodian or the Depositor, as the case may be, any amount specifically required to be paid to such Person at the expense of the Trust Fund under any provision of this Agreement to which reference is not made in any other clause of this Section 3.05(a), it being acknowledged that this clause (xviii) shall not be construed to modify any limitation otherwise set forth in this Agreement on the time at which any Person is entitled to payment or reimbursement of any amount or the funds from which any such payment or reimbursement is permitted to be made;

              (xix) to pay itself, the Special Servicer, a Mortgage Loan Seller, a Controlling Class Certificateholder or any other particular Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased or otherwise removed from the Trust Fund by such Person pursuant to or as contemplated by this Agreement, all amounts received thereon subsequent to the date of purchase; and

              (xx) to clear and terminate the Collection Account at the termination of this Agreement pursuant to Section 9.01.

              If amounts on deposit in the Collection Account at any particular time (after withdrawing any portion of such amounts deposited in the Collection Account in error) are insufficient to satisfy all payments, reimbursements and remittances to be made therefrom as set forth in clauses (ii) through (xix) above, then the corresponding withdrawals from the Collection Account shall be made in the following priority and subject to the following rules: (A) if the payment, reimbursement or remittance is to be made from a specific source of funds, then such payment, reimbursement or remittance shall be made from that specific source of funds on a pro rata basis with any and all other payments, reimbursements and remittances to be made from such specific source of funds, provided that where, as in clauses (ii), and (vi), an order of priority is set forth to govern the application of funds withdrawn from the Collection Account pursuant to such clauses, payments, reimbursements or remittances pursuant to any such clause shall be made in such order of priority to the extent of available funds; and (B) if the payment, reimbursement or remittance can be made from any funds on deposit in the Collection

Account, then (following any withdrawals made from the Collection Account in accordance with the immediately preceding clause (A) above) such payment, reimbursement or remittance shall be made from the general funds remaining on a pro rata basis with any and all other payments, reimbursements or remittances to be made from such general funds, provided that where, as in clause (vii), an order of priority is set forth to govern the application of funds withdrawn from the Collection Account pursuant to such clause, payments, reimbursements or remittances pursuant to such clause shall be made in such order of priority to the extent of available funds.

              The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Collection Account pursuant to any of clauses (ii) through (xix) above.

              The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) from the Collection Account amounts permitted to be paid to it (or to such third party contractors) therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount to which the Special Servicer (or any such third party contractor) is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Collection Account.

              (b) The Certificate Administrator shall, from time to time, make withdrawals from the Distribution Account for each of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

              (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01;

              (ii) to pay the Trustee or any of the Trustee's directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Section 8.05, including the Trustee's Fee;

              (iii) to pay the Certificate Administrator, the Custodian, the Tax Administrator, any Fiscal Agent or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Sections 4.06, 8.05(b), 8.13(a) and/or 10.03;

              (iv) to pay for the cost of the Opinions of Counsel sought by the Trustee as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

              (v) to pay any and all federal, state and local taxes imposed on any REMIC Pool or on the assets or transactions of any REMIC Pool, together with all incidental costs and expenses, and any and all expenses relating to tax audits, if and to the extent that either (A) none of the parties hereto are liable therefor pursuant to Section 10.01(b) and/or
       Section 10.01(f) or (B) any such Person that may be so liable has failed to timely make the required payment;

              (vi) to transfer Interest Reserve Amounts in respect of the Interest Reserve Loans to the Interest Reserve Account as and when required by Section 3.04(c); and

              (vii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

              (c) On the Master Servicer Remittance Date in March of each year (commencing in March 2001), and in any event on the Master Servicer Remittance Date that occurs in the same calendar month as the Final Distribution Date, the Certificate Administrator shall withdraw from the Interest Reserve Account and deposit in the Distribution Account all Interest Reserve Amounts in respect of the Interest Reserve Loans then on deposit in the Interest Reserve Account.

              (d) On the Master Servicer Remittance Date, the Certificate Administrator shall withdraw from the Gain on Sale Reserve Fund and deposit in the Distribution Account, for distribution on such Distribution Date, an amount equal to the lesser of (i) the entire amount, if any, then on deposit in the Gain on Sale Reserve Fund and (ii) the excess, if any, of the aggregate amount distributable on such Distribution Date pursuant to Sections 4.01(a) and 4.01(b), over the Standard Available Distribution Amount for such Distribution Date (calculated without regard to such transfer from the Gain on Sale Reserve Fund to the Distribution Account); provided, that on the Business Day prior to the Final Distribution Date, the Certificate Administrator shall withdraw from the Gain on Sale Reserve Fund and deposit in the Distribution Account, for distribution on such Distribution Date, any and all amounts then on deposit in the Gain on Sale Reserve Fund.

              (e) The Trustee, any Fiscal Agent, the Depositor, the Master Servicer and the Special Servicer, as applicable, shall in all cases have a right prior to the Certificateholders to any particular funds on deposit in the Collection Account and the Distribution Account from time to time for the reimbursement or payment of compensation, Advances (with interest thereon at the Reimbursement Rate) and their respective expenses hereunder (or, in the case of such expenses, to have such funds paid directly to third party contractors from any invoices approved by the Trustee, any Fiscal Agent, the Depositor, the Master Servicer or the Special Servicer, as applicable), but only if and to the extent such compensation, Advances (with interest) and expenses are to be reimbursed or paid from such particular funds on deposit in the Collection Account or the Distribution Account pursuant to the express terms of this Agreement.

              SECTION 3.06. Investment of Funds in the Collection Account, Servicing Accounts, Reserve Accounts and the REO Account.

              (a) The Master Servicer may direct (pursuant to a standing order or otherwise) any depository institution (including the Certificate Administrator) maintaining the Collection Account or any Servicing Account or Reserve Account held by it, and the Special Servicer may direct (pursuant to a standing order or otherwise) any depository institution maintaining the REO Account, to invest, or if it is such depository institution, may itself invest, the funds held therein (each such account, for purposes of this Section 3.06, an "Investment Account") in (but only in) one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement or the related Mortgage Loan documents, as applicable; provided that any such investment of funds in any Servicing Account or Reserve Account shall be subject to applicable law and the terms of the related Mortgage Loan documents; and provided, further, that the funds in any Investment Account shall remain uninvested unless and until the Master Servicer or

Special Servicer, as applicable, gives timely investment instructions with respect thereto pursuant to this Section 3.06. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Collection Account, the Servicing Accounts and the Reserve Accounts) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), acting on behalf of the Trustee, shall (and Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the Person that shall) (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an "uncertificated security". For purposes of this Section 3.06(a), the terms "entitlement holder", "security entitlement", "control", "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised Article 8 (1994 Revision) of the UCC, and "control" of any Permitted Investment by the Master Servicer or the Special Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Revised
Article 8 (1994 Revision) of the UCC. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Collection Account or any Servicing Account or Reserve Account) or the Special Servicer (in the case of the REO Account) shall:

              (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount at least equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

              (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

              (b) Whether or not the Master Servicer directs the investment of funds in the Collection Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.05(a). Whether or not the Master Servicer directs the investment of funds in any Servicing Account or Reserve Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period and, further, if and to the extent not required to be paid to the related Borrower pursuant to applicable law or the terms of the related Mortgage Loan, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to withdrawal from time to time in accordance with
Section 3.03. Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account (other than a loss of what would otherwise have constituted investment earnings and, in the case of a Servicing Account or an REO Account, other than a loss of an investment made for the benefit of the related Borrower, which is either invested at the direction of the related Borrower or as required under the related Mortgage Loan documents), the Master Servicer (in the case of the Collection Account and any Servicing Account or Reserve Account) and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, in respect of such Investment Account for such Collection Period (or, in the case of a Servicing Account or Reserve Account, the entire amount of such loss).

              (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of any payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, and the Master Servicer or the Special Servicer, as applicable, has not taken such action, the Trustee may, and, subject to Section 8.02, upon the request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class of REMIC III Regular Interest Certificates, the Trustee shall, take such action to enforce such payment or performance, including the institution and prosecution of appropriate legal proceedings.

              (d) Amounts on deposit in the Distribution Account, the Interest Reserve Account and the Gain on Sale Reserve Fund shall remain uninvested.

              (e) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including the calculation of the Standard Available Distribution Amount and the Master Servicer Remittance Amount, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

              SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.

              (a) Each of the Master Servicer and Special Servicer shall, as to those Mortgage Loans it is obliged to service hereunder, use reasonable efforts in accordance with the Servicing Standard to cause the related Borrower to maintain (and, if the related Borrower does not so maintain, the Master Servicer (even in the case of Specially Serviced Mortgage Loans) shall itself maintain with Qualified Insurers with the Required Claims Paying Rating (with the cost thereof to be covered by, and reimbursable as, a Servicing Advance, subject to Sections 3.11(h) and 3.11(i) hereof), to the extent the Trustee, as mortgagee on behalf of the Certificateholders, has an insurable interest and to the extent available at commercially reasonable rates) all insurance coverage as is required under the related Mortgage subject to applicable law); provided that if any Mortgage permits the holder thereof to dictate to the Borrower the insurance coverage to be maintained on such Mortgaged Property, the Master Servicer or Special Servicer, as appropriate, shall impose such insurance requirements as are consistent with the Servicing Standard. The Special Servicer shall also cause to be maintained for each REO Property, in each case with a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings at the time such policy is purchased, no less insurance coverage than was previously required of the related Borrower under the related Mortgage and, if the related Mortgage did not so require, hazard insurance, public liability insurance, business interruption or rent loss insurance and, to the extent consistent with the Servicing Standard, flood and earthquake insurance, all in such amounts as are consistent with the Servicing Standard, and the Special Servicer shall be reimbursed for the premium costs thereof as a Servicing Advance pursuant to and to the extent permitted under Section 3.05(a). All such insurance policies shall contain a "standard" mortgagee clause, with loss payable to the Master Servicer on behalf of the Trustee (in the case of insurance maintained in respect of the Mortgaged Properties) or the Special Servicer (in the case of insurance maintained in respect of REO Properties) shall be issued by an insurer authorized under applicable law to issue such insurance, and, unless prohibited by the related Mortgage, may contain a deductible clause (not in excess of a customary amount). Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Borrower, in each case in accordance with the Servicing Standard) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer, as applicable in maintaining any such insurance shall not, for purposes hereof, including calculating monthly distributions to Certificateholders, be added to unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit; provided, however, that this provision is in no way intended to affect amounts due and owing from the related Borrower under such Mortgage Loan.

              (b) If the Master Servicer or the Special Servicer shall obtain and maintain a blanket policy insuring against hazard losses on any or all of the Mortgaged Properties (in the case of the Master Servicer) or REO Properties (in the case of the Special Servicer), then, to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings, and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the Mortgaged Properties or REO Properties, as applicable, so covered, and the premium costs thereof shall be, if and to the extent they are specifically attributable either to a specific Mortgaged Property during any period that the related Borrower has failed to maintain the hazard insurance required under the related Mortgage Loan in respect of such Mortgaged Property or to a specific REO Property, a Servicing Advance reimbursable pursuant to and to the extent permitted under Section 3.05(a); provided that, to the extent that such premium costs are attributable to properties other than Mortgaged Properties and/or REO Properties or are attributable to Mortgaged Properties as to which the hazard insurance required under the related Mortgage Loan is being maintained, they shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such a blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property, as applicable, a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy (taking into account any deductible clause that would have been permitted therein), promptly deposit into the Collection Account from its own funds (without right of reimbursement) the amount of such losses up to the difference between the amount of the deductible clause in such blanket policy and the amount of any deductible clause that would have been permitted under such property specific policy. The Master Servicer and the Special Servicer each agree to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy maintained by it in a timely fashion in accordance with the terms of such policy.

              If the Master Servicer shall cause any Mortgaged Property or the Special Servicer shall cause any REO Property to be covered by a master single interest insurance policy naming the Master Servicer or the Special Servicer, as applicable, on behalf of the Trustee as the loss payee, then to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as applicable, shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on such Mortgaged Property (in the case of the Master Servicer) or

REO Property (in the case of the Special Servicer). If the Master Servicer shall cause any Mortgaged Property as to which the related Borrower has failed to maintain the required insurance coverage, or the Special Servicer shall cause any REO Property, to be covered by such master single interest insurance policy, then the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) paid by the Master Servicer or the Special Servicer, as applicable, shall constitute a Servicing Advance. The Master Servicer shall, consistent with the Servicing Standard and the terms of the related Mortgage Loan documents, pursue the related Borrower for the amount of such incremental costs. All other costs associated with any such master single interest insurance policy (including any minimum or standby premium payable for such policy) shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such master single interest insurance policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property, as the case may be, a policy otherwise complying with the provisions of Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy had it been maintained, promptly deposit into the Collection Account from its own funds (without right of reimbursement) the amount not otherwise payable under the master single interest policy because of such deductible clause, to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

              (c) On or before the Closing Date, with respect to each of the Environmentally Insured Mortgage Loans, the Depositor shall notify the insurer under the related Environmental Insurance Policy and take all other action necessary for the Trustee, on behalf of the Certificateholders, to be an insured (and for the Master Servicer, on behalf of the Trust, to make claims) under such Environmental Insurance Policy. In the event that the Master Servicer has actual knowledge of any event (an "Insured Environmental Event") giving rise to a claim under any Environmental Insurance Policy in respect of any Environmentally Insured Mortgage Loan for which the Borrower has not filed a claim, the Master Servicer shall, in accordance with the terms of such Environmental Insurance Policy and the Servicing Standard, timely make a claim thereunder with the appropriate insurer and shall take such other actions necessary under such Environmental Insurance Policy in order to realize the full value thereof for the benefit of the Certificateholders. With respect to each Environmental Insurance Policy in respect of an Environmentally Insured Mortgage Loan, the Master Servicer shall review and familiarize itself with the terms and conditions relating to enforcement of claims and shall monitor the dates by which any claim must be made or any action must be taken under such policy to realize the full value thereof for the benefit of the Certificateholders in the event the Master Servicer has actual knowledge of an Insured Environmental Event giving rise to a claim under such policy.

              The Master Servicer shall abide by the terms and conditions precedent to payment of claims under the Environmental Insurance Policies with respect to the Environmentally Insured Mortgage Loans and take all such action as may be required to comply with the terms and provisions of such policies in order to maintain such policies in full force and effect and to make claims thereunder.

              In the event that the Master Servicer receives notice of any termination of any Environmental Insurance Policy with respect to Environmentally Insured Mortgage Loan, the Master Servicer shall, within five Business Days after receipt of such notice, notify the Special Servicer, the Controlling Class Representative, the Rating Agencies and the Trustee of such termination in writing. Upon receipt of such notice, the Master Servicer shall address such termination in accordance with

Section 3.07(a). Any legal fees, premiums or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with enforcing the obligations of the Borrower under any Environmental Insurance Policy a resolution of such termination of an Environmental Insurance Policy shall be paid by the Master Servicer and shall be reimbursable to it as a Servicing Advance.

              Without limiting its obligations hereunder with respect to any other Mortgage Loan, the Master Servicer shall monitor the actions, and enforce the obligations, of the related Borrower under each Environmentally Insured Mortgage Loan insofar as such actions/obligations relate to (i) to the extent consistent with Section 3.07(a), the maintenance (including, without limitation, any required renewal) of an Environmental Insurance Policy with respect to the related Mortgaged Property or (ii) environmental testing or remediation at the related Mortgaged Property.

              (d) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement keep in force with Qualified Insurers that possess (or whose obligations are guaranteed or backed, in writing, by entities having) the Required Claims-Paying Ratings, a fidelity bond in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans. Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be.

              In addition, each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement keep in force with Qualified Insurers that possess (or whose obligations are guaranteed or backed, in writing, by entities having) the Required Claims-Paying Ratings, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligation to service the Mortgage Loans for which it is responsible hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans.

              (e)    All insurance coverage required to be maintained under this
Section 3.07 shall be obtained from Qualified Insurers.

              SECTION 3.08.    Enforcement of Alienation Clauses.

              The Master Servicer (with respect to Mortgage Loans other than Specially Serviced Mortgage Loans) and the Special Servicer (with respect to Specially Serviced Mortgage Loans), on behalf of the Trustee as the mortgagee of record, shall evaluate any right to transfer and, subject to Section 3.24, shall enforce the restrictions contained in any Mortgage on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related Borrower, unless the Master Servicer or the Special Servicer, as appropriate, has determined, in its reasonable, good faith judgment, that waiver of such restrictions would be in accordance with the Servicing Standard; provided that the Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" or "due-on-encumbrance" clause unless and until (i) it has so notified the Special Servicer in writing and provided the Special Servicer with any written or electronic information (and a written recommendation and rationale therefor) in the Master Servicer's possession regarding the affected Mortgage Loan that the Special Servicer may reasonably request within ten Business Days of receiving such written notice and (ii) the Special Servicer has consented to such action (such consent to be given or withheld in accordance with the Servicing Standard and to be deemed given if the Special Servicer does not object to such action within ten

Business Days after receiving such additional information from the Master Servicer (or, if it did not request additional information, within five Business Days after receiving such written notice)); and provided, further, that neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-encumbrance" clause until it has received written confirmation from each Rating Agency that such action would not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and provided, further, that, if it involves any Mortgage Loan that, individually or together with all other Mortgage Loans, if any, that are in the same Cross-Collateralized Group as such Mortgage Loan or have the same Borrower as such Mortgage Loan or have Borrowers that are known to the Master Servicer be affiliated with the Borrower under such Mortgage Loan, and either (i) represents one of the ten largest Mortgage Loans/groups of related Mortgage Loans or (ii) has an unpaid principal balance at least equal to the lesser of (A) $15,000,000 and (B) 2% of the then aggregate principal balance of the Mortgage Pool, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause until it has received written confirmation from each Rating Agency that such action would not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and provided, further, that neither the Master Servicer nor the Special Servicer shall (to the extent that it is within the control thereof to prohibit such event) consent to the transfer of any Mortgaged Property which secures a Cross-Collateralized Group unless all of the Mortgaged Properties securing such Cross-Collateralized Group are transferred simultaneously by the respective Borrower. After having made any determination to waive the Trust's rights under a "due-on-sale" or "due-on encumbrance" clause, the Master Servicer or the Special Servicer, as appropriate, shall deliver to the Trustee, each Rating Agency, the Controlling Class Representative and the other such party an Officer's Certificate setting forth the basis for such determination. The Master Servicer and the Special Servicer shall each provide the other with all such information as each may reasonably request in order to make such determination. The Master Servicer shall not be liable to the Certificateholders, the Trust, the Trustee, the Certificate Administrator or the other parties hereto for the Special Servicer's consents or failure to consent or for delays caused thereby, provided that the Master Servicer has acted without willful misfeasance, bad faith or negligence. The Special Servicer accepts responsibility for any consents to be given by it pursuant to this Agreement. If the Master Servicer or the Special Servicer (i) collects an assumption fee or an assumption application fee in connection with any transfer or proposed transfer of any interest in a Borrower or a Mortgaged Property and (ii) fails to collect from such Borrower or the related transferee (or waives the collection of) any fees, expenses or costs associated with that transfer or proposed transfer which are required to be paid by such Borrower or related transferee under the terms of the related Mortgage Loan, then the Master Servicer or the Special Servicer, as applicable, shall apply the assumption fee or assumption application fee to first cover any such fees, expenses or costs that would otherwise be payable from or reimbursable out of the Trust Fund, and only the portion of such assumption fee or assumption application fee remaining after payment of such fees, expenses and costs shall be payable to the Master Servicer and/or the Special Servicer, as applicable, as additional compensation under Section 3.11 hereof; and provided, further that the Master Servicer or the Special Servicer, as applicable, shall promptly notify the related Mortgage Loan Seller and the Controlling Class Representative of any Borrower that refuses to pay any fees, costs or expenses with respect to such transfer or proposed transfer.

              SECTION 3.09.    Realization Upon Defaulted Mortgage Loans.

              (a) The Special Servicer shall, subject to Sections 3.09(b), 3.09(c), 3.09(d) and 3.24, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties and other collateral securing such of the Mortgage

Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including pursuant to Section 3.20; provided that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Post-ARD Additional Interest (other than the making of requests for its collection) unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the good faith and reasonable judgment of the Special Servicer, and without regard to such Post-ARD Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Post-ARD Additional Interest has not been forgiven in accordance with Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. In connection with the foregoing, in the event of a default under any Mortgage Loan or Cross-Collateralized Group that is secured by real properties located in multiple states, and such states include California or another state with a statute, rule or regulation comparable to California's "one action rule", then the Special Servicer shall consult Independent counsel regarding the order and manner in which the Special Servicer should foreclose upon or comparably proceed against such properties. The reasonable costs of such consultation shall be paid by, and reimbursable to, the Special Servicer as a Servicing Advance. In addition, all costs and expenses incurred in any such proceedings shall be paid by, and reimbursable to, the Special Servicer as a Servicing Advance. Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer taking into account the factors described in Section 3.18(e) and the results of any appraisal obtained pursuant to the following sentence or otherwise, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Special Servicer deems it necessary in accordance with the Servicing Standard for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, the Special Servicer is authorized to have an Appraisal completed with respect to such property (the cost of which appraisal shall be covered by, and be reimbursable as, a Servicing Advance).

              (b) Notwithstanding any other provision of this Agreement, no Mortgaged Property shall be acquired by the Special Servicer on behalf of the Trust under such circumstances, in such manner or pursuant to such terms as would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (unless the portion of such REO Property that is not treated as "foreclosure property" and that is held by REMIC I or the related Loan REMIC, as applicable, at any given time constitutes not more than a de minimis amount of the assets of REMIC I or such Loan REMIC within the meaning of Treasury regulation Section 1.860D-1(b)(3)(i) and (ii)), or (ii) except as permitted by Section 3.17(a), subject the Trust to the imposition of any federal income taxes under the Code. In addition, the Special Servicer shall not acquire any personal property on behalf of the Trust pursuant to this Section 3.09 unless either:

              (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

              (ii) the Special Servicer shall have obtained an Opinion of Counsel (the cost of which shall be covered by, and reimbursable as, a Servicing Advance) to the effect that the holding of such personal property as part of the Trust Fund will not result in an Adverse REMIC Event with respect to any REMIC Pool.

              (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Master Servicer nor the Special Servicer shall, on behalf of the Trust, obtain title to a Mortgaged Property by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable, good faith judgment of the Special Servicer, exercised in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless:

              (i) the Special Servicer has previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Assessment (and any additional environmental testing that the Special Servicer deems necessary and prudent) of such Mortgaged Property conducted by an Independent Person who regularly conducts Phase I Environmental Assessments and performed during the 12-month period preceding any such acquisition of title or other action, that the Mortgaged Property is in compliance with applicable environmental laws and regulations and there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

              (ii)   in the event that the determination described in clause
       (c)(i) above cannot be made, the Special Servicer has previously determined in accordance with the Servicing Standard, on the same basis as described in clause (c)(i) above, and taking into account the coverage provided under the related Environmental Insurance Policy, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such remedial, corrective and/or other further actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and to appropriately address any of the circumstances and conditions referred to in clause
       (c)(i) above.

              Any such determination by the Special Servicer contemplated by clause (i) or clause (ii) of the preceding paragraph shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee, the Master Servicer and the Controlling Class Representative, specifying all of the bases for such determination, such Officer's Certificate to be accompanied by all related environmental reports. The cost of such Phase I Environmental Assessment and any such additional environmental testing shall be advanced by the Master Servicer at the direction of the Special Servicer given in accordance with the Servicing Standard; provided, however, that the Master Servicer shall not be obligated in connection therewith to advance any funds which, if so advanced, would constitute a Nonrecoverable Servicing Advance. Amounts so advanced shall be subject to reimbursement as Servicing Advances in accordance with Section 3.05(a). The cost of any remedial, corrective or other further action contemplated by clause (ii) of the preceding paragraph shall be payable out of the Collection Account pursuant to Section 3.05.

              (d) If neither of the conditions set forth in clause (i) and clause (ii) of the first sentence of Section 3.09(c) has been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Trust, release all or a portion of such Mortgaged Property from the lien of the related Mortgage.

              (e) The Special Servicer shall report to the Trustee, the Master Servicer and the Controlling Class Representative monthly in writing as to any actions taken by the Special Servicer with respect to any Mortgaged Property as to which neither of the conditions set forth in clauses (i) and (ii) of the first sentence of Section 3.09(c) has been satisfied, in each case until the earliest to occur of satisfaction of either of such conditions, release of the lien of the related Mortgage on such Mortgaged Property and the related Mortgage Loan's becoming a Corrected Mortgaged Loan.

              (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

              (g) The Special Servicer shall prepare and file the information returns with respect to the receipt of any mortgage interest received in a trade or business from individuals, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Section 6050H, 6050J and 6050P of the Code and shall deliver to the Trustee and the Tax Administrator an Officer's Certificate stating that such reports have been filed. Such information returns and reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

              (h) As soon as the Special Servicer makes a Final Recovery Determination with respect to any Mortgage Loan or REO Property, it shall promptly notify the Trustee, the Certificate Administrator, the Master Servicer and the Controlling Class Representative. The Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each such Final Recovery Determination (if any) and the basis thereof. Each such Final Recovery Determination (if any) shall be evidenced by an Officer's Certificate delivered to the Trustee, Certificate Administrator and the Master Servicer no later than the third Business Day following such Final Recovery Determination.

              SECTION 3.10.    Trustee to Cooperate; Release of Mortgage Files.

              (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall promptly so notify the Trustee or the applicable Custodian appointed on its behalf and request delivery to it or its designee of the related Mortgage File (such notice and request to be effected by delivering to the Trustee or the applicable Custodian appointed on its behalf a Request for Release in the form of Exhibit D-1 attached hereto, which Request for Release shall be accompanied by the form of any release or discharge to be executed by the Trustee or the applicable Custodian appointed on its behalf and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to
Section 3.04(a) have been or will be so deposited). Upon receipt of such Request for Release, the Trustee or the applicable Custodian appointed on its behalf shall promptly release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer or its designee and shall deliver to the Master Servicer or its designee such accompanying release or discharge, duly executed. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

              (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), then, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit D-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit D-2 attached hereto, the Trustee or the applicable Custodian appointed on its behalf shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be, or its designee. Upon return of such Mortgage File (or portion thereof) to the Trustee or the related Custodian, or upon the Special Servicer's delivery to the Trustee and the Certificate Administrator of an Officer's Certificate stating that (i) such Mortgage Loan was liquidated and all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account pursuant to Section 3.04(a) have been or will be so deposited or (ii) such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be returned by the Trustee or the applicable Custodian appointed on its behalf to the Master Servicer or the Special Servicer, as applicable.

              (c) Within five Business Days of the Special Servicer's request therefor (or, if the Special Servicer notifies the Trustee of an exigency, within such shorter period as is reasonable under the circumstances), the Trustee shall execute and deliver to the Special Servicer, in the form supplied to the Trustee by the Special Servicer, any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Trust, the Master Servicer or the Special Servicer; provided that the Trustee may alternatively execute and deliver to the Special Servicer, in the form supplied to the Trustee by the Special Servicer, a limited power of attorney issued in favor of the Special Servicer and empowering the Special Servicer to execute and deliver any or all of such pleadings or documents on behalf of the Trustee (however, the Trustee shall not be liable for any misuse of such power of attorney by the Special Servicer). Together with such pleadings or documents (or such power of attorney empowering the Special Servicer to execute the same on behalf of the Trustee), the Special Servicer shall deliver to the Trustee an Officer's Certificate requesting that such pleadings or documents (or such power of attorney empowering the Special Servicer to execute the same on behalf of the Trustee) be executed by the Trustee and certifying as to the reason such pleadings or documents are required and that the execution and delivery thereof by the Trustee (or by the Special Servicer on behalf of the Trustee) will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

              SECTION 3.11. Master Servicing and Special Servicing Compensation; Interest on and Reimbursement of Servicing Advances; Payment of Certain Expenses; Obligations of the Trustee and any Fiscal Agent regarding Back-up Servicing Advances.

              (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including each Specially Serviced Mortgage Loan) and each REO Mortgage Loan. As to each Mortgage Loan and REO Mortgage Loan, for each calendar month (commencing with June 2000) or any applicable portion thereof, the Master Servicing Fee shall accrue at the related Master Servicing Fee Rate on the same principal amount and for the same number of days as interest accrues or is deemed to accrue during such calendar month (or portion thereof) on such Mortgage Loan or REO Mortgage Loan, as the case may be. As to each Mortgage Loan and REO Mortgage Loan, the Master Servicing Fee shall be computed on the same Interest Accrual Basis as is applicable to the accrual or deemed accrual of interest on such Mortgage Loan or REO Mortgage Loan, as the case may be. The Master Servicing Fee with respect to any Mortgage Loan or REO Mortgage Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Master Servicing Fees earned with respect to any Mortgage Loan or REO Mortgage Loan shall be payable monthly from payments of interest on such Mortgage Loan or REO Revenues allocable as interest on such REO Mortgage Loan, as the case may be. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Mortgage Loan out of the portion any related Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds allocable as interest on such Mortgage Loan or REO Mortgage Loan, as the case may be. Subject to the Master Servicer's right to employ Sub-Servicers, the right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

              (b) The Master Servicer shall be entitled to receive the following items as additional servicing compensation (the following items, collectively, "Additional Master Servicing Compensation"):

              (i) that portion of any Net Default Charges collected with respect to the Mortgage Pool during any Collection Period that is equal to the product of (A) the entire amount of such Net Default Charges, multiplied by (B) a fraction, the numerator of which is the total amount of Default Charges collected during such Collection Period with respect to Performing Mortgage Loans, and the denominator of which is the total amount of Default Charges collected during such Collection Period with respect to the entire Mortgage Pool;

              (ii) subject to Section 3.08, 50% of any and all Net Assumption Fees, modification fees, extension fees and earnout fees actually paid by a Borrower with respect to a Performing Mortgage Loan;

              (iii) 100% of any and all charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and other loan processing fees actually paid by a Borrower with respect to a Performing Mortgage Loan;

              (iv) subject to Section 3.08, 50% (or, if the Master Servicer rejects the proposed assumption without involvement of the Special Servicer, 100%) of any and all Net Assumption Application Fees actually paid by a Borrower with respect to a Performing Mortgage Loan;

              (v) any Prepayment Interest Excesses collected on the Mortgage Loans; and

              (vi) interest or other income earned on deposits in the Investment Accounts maintained by the Master Servicer, in accordance with
       Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to any such Investment Account for each Collection Period and, further, in the case of a Servicing Account or Reserve Account, only to the extent such interest or other income is not required to be paid to any Borrower under applicable law or under the related Mortgage).

              To the extent that amounts described in clauses (ii), (iii), (iv) and (v) of the preceding paragraph are collected by the Special Servicer with respect to Performing Mortgage Loans, the Special Servicer shall promptly pay such amounts to the Master Servicer.

              (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive monthly (i) the Special Servicer's Standby Fee with respect to each Mortgage Loan and each REO Mortgage Loan and (ii) the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Mortgage Loan. As to each Mortgage Loan and REO Mortgage Loan, for each calendar month (commencing with June 2000) or any applicable portion thereof, the Special Servicer's Standby Fee shall accrue at the Special Servicer's Standby Fee Rate on the same principal amount and for the same number of days as interest accrues or is deemed to accrue during such calendar month (or portion thereof) on such Mortgage Loan or REO Mortgage Loan, as the case may be. As to each Mortgage Loan and REO Mortgage Loan, the Special Servicer's Standby Fee shall be computed on the same Interest Accrual Basis as is applicable to the accrual or deemed accrual of interest on such Mortgage Loan or REO Mortgage Loan, as the case may be. The Special Servicer's Standby Fee with respect to any Mortgage Loan or REO Mortgage Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. The Special Servicer's Standby Fees earned with respect to any Mortgage Loan or REO Mortgage Loan shall be payable monthly from payments of interest on such Mortgage Loan or REO Revenues allocable as interest on such REO Mortgage Loan, as the case may be. The Special Servicer shall be entitled to recover the unpaid Special Servicer's Standby Fees in respect of any Mortgage Loan or REO Mortgage Loan out of the portion any related Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds allocable as interest on such Mortgage Loan or REO Mortgage Loan, as the case may be. As to each Specially Serviced Mortgage Loan and REO Mortgage Loan, for any particular calendar month or applicable portion thereof, the Special Servicing Fee shall accrue at the Special Servicing Fee Rate on the same principal amount and for the same number of days as interest accrues or is deemed to accrue from time to time during such calendar month (or portion thereof) on such Specially Serviced Mortgage Loan such REO Mortgage Loan, as the case may be. As to each Specially Serviced Mortgage Loan or REO Mortgage Loan, the Special Servicing Fee shall be computed on the same Interest Accrual Basis as is applicable to the accrual or deemed accrual of interest on such Specially Serviced Mortgage Loan or REO Mortgage Loan, as the case may be. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Mortgage Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or, in the case of a Specially Serviced Mortgage Loan, as of the date it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account pursuant to Section 3.05(a).

              As further compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan. As to each Corrected Mortgage Loan, the Workout Fee shall be payable out of, and shall be calculated by application of the Workout Fee Rate to, each payment of interest (other than Post-ARD Additional Interest and Default Interest) and principal received from the related Borrower on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect thereto or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee would become payable if and when such Mortgage Loan again became a Corrected Mortgage Loan. If the Special Servicer is terminated (other than for cause), including pursuant to Section 6.06, or resigns in accordance with Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as

Special Servicer and that were still Corrected Mortgage Loans at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence.

              As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which it receives any full or discounted payoff from the related Borrower or any Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds (other than in connection with the purchase of any Specially Serviced Mortgage Loan or REO Property by the Master Servicer, the Special Servicer or a Controlling Class Certificateholder pursuant to Section 3.18 or Section 9.01, or the repurchase of the Mortgage Loan secured by the Mortgaged Property identified on Schedule B-1C as Heritage House by SBRC as contemplated by Section 3.19(f), or the acquisition of any Specially Serviced Mortgage Loan or REO Property by the Sole Certificateholder in exchange for all the Certificates pursuant to Section 9.01). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable out of, and shall be calculated by application of the applicable Liquidation Fee Rate to, any such full or discounted payoff, Insurance Proceeds, Condemnation Proceeds and/or Liquidation Proceeds received or collected in respect thereof (other than any portion of such payment or proceeds that represents Post-ARD Additional Interest, Default Interest, a Prepayment Premium or a Yield Maintenance Charge); provided that the Liquidation Fee payable in connection with the repurchase or replacement of any Mortgage Loan by a Mortgage Loan Seller as contemplated by Section 2.03 shall be payable out of, and shall be calculated by application of the applicable Liquidation Fee Rate to, only the principal portion of the Liquidation Proceeds received in connection with such repurchase or replacement. The Liquidation Fee with respect to any such Specially Serviced Mortgage Loan will not be payable if such Mortgage Loan becomes a Corrected Mortgage Loan. Notwithstanding anything herein to the contrary, no Liquidation Fee will be payable in connection with the receipt of, or out of, Liquidation Proceeds collected as a result of the purchase or other acquisition of any Specially Serviced Mortgage Loan or REO Property described in the parenthetical to the first sentence of this paragraph.

              The Special Servicer's right to receive the Special Servicer's Standby Fee, the Special Servicing Fee, the Workout Fee and/or the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

              (d) The Special Servicer shall be entitled to receive the following items as additional special servicing compensation (the following items, collectively, the "Additional Special Servicing Compensation"):

              (i) that portion of any Net Default Charges collected with respect to the Mortgage Pool during any Collection Period that is equal to the product of (A) the entire amount of such Net Default Charges, multiplied by (B) a fraction, the numerator of which is the total amount of Default Charges collected during such Collection Period with respect to Specially Serviced Mortgage Loans and/or REO Mortgage Loans, and the denominator of which is the total amount of Default Charges collected during such Collection Period with respect to the entire Mortgage Pool;

              (ii) subject to Section 3.08, any Net Assumption Fees, Net Assumption Application Fees, modification fees, extension fees, earnout fees, charges for beneficiary statements or demands and amounts collected for checks returned for insufficient funds that are actually received on or with respect to Specially Serviced Mortgage Loans or REO Mortgage Loans;

              (iii) subject to Section 3.08, 50% of any Net Assumption Fees, modification fees, extension fees and earnout fees that are actually paid by a Borrower with respect to a Performing Mortgage Loan;

              (iv) if the related assumption has been submitted to the Special Servicer for review, 50% of any Net Assumption Application Fees that are actually paid by a Borrower with respect to a Performing Mortgage Loan; and

              (v) interest or other income earned on deposits in the REO Account, if established, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period).

              To the extent that amounts described in clauses (i)--(v) of the preceding paragraph are collected by the Master Servicer with respect to Specially Serviced Mortgage Loans, the Master Servicer shall promptly pay such amounts to the Special Servicer and shall not be required to deposit such amounts in the Collection Account pursuant to Section 3.04(a).

              (e) The Master Servicer and the Special Servicer shall each be required (subject to Section 3.11(h) below) to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of Sub-Servicers retained by it and the premiums for any blanket policy or the standby fee or similar premium for any master force place policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Collection Account, the Servicing Accounts, the Reserve Accounts or the REO Account, and neither the Master Servicer nor the Special Servicer shall be entitled to reimbursement for any such expense incurred by it except as expressly provided in this Agreement. If the Master Servicer is required to make any Servicing Advance hereunder at the discretion of the Special Servicer in accordance with Section 3.19 or otherwise, the Special Servicer shall promptly provide the Master Servicer with such documentation regarding the subject Servicing Advance as the Master Servicer may reasonably request.

              (f) If the Master Servicer or Special Servicer is required under this Agreement to make a Servicing Advance, but neither does so within ten days after such Advance is required to be made, the Trustee shall, if it has actual knowledge of such failure on the part of the Master Servicer or Special Servicer, as the case may be, give notice of such failure to, as applicable, the Master Servicer or the Special Servicer. If such Advance is not made by the Master Servicer or the Special Servicer within three Business Days after such notice, then (subject to Section 3.11(h) below) the Trustee or a Fiscal Agent appointed thereby shall make such Advance. If any Fiscal Agent makes any such Servicing Advance, the Trustee shall be deemed not to be in default under this Agreement for failing to do so.

              (g) The Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Servicing Advance made thereby (with its own funds), for so long as such Servicing Advance is outstanding. Such interest with respect to any Servicing Advance shall be payable during the Collection Period in which such Advance is reimbursed: (i) first, out of any and all Default Charges collected with respect to the entire Mortgage Pool during such Collection Period; and (ii) then, after such Advance is reimbursed, but only if and to the extent that such Default Charges are insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and REO Properties on deposit in the Collection Account. The Master Servicer shall reimburse itself, the Special Servicer, the Trustee or any Fiscal Agent, as appropriate, for any Servicing Advance made by any such Person as soon as practicable after funds available for such purpose are deposited in the Collection Account.

              (h) Notwithstanding anything to the contrary set forth herein, none of the Master Servicer, the Special Servicer, the Trustee or any Fiscal Agent shall be required to make any Servicing Advance that it determines in its reasonable, good faith judgment would constitute a Nonrecoverable Servicing Advance. The determination by any Person with an obligation hereunder to make Servicing Advances that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made by such Person in its reasonable, good faith judgment and shall be evidenced by an Officer's Certificate delivered promptly to the Depositor and the Trustee (unless it is the Person making such determination), which shall provide a copy thereof to the Controlling Class Representative, setting forth the basis for such determination, accompanied by a copy of an Appraisal (if and when available) of the related Mortgaged Property or REO Property performed within the 12 months preceding such determination, and further accompanied by any other information, including engineers' reports, environmental surveys or similar reports, that such Person may have obtained and that support such determination. Notwithstanding the foregoing, the Trustee and any Fiscal Agent shall be entitled to conclusively rely on any determination of nonrecoverability that may have been made by the Master Servicer or the Special Servicer with respect to a particular Servicing Advance, and the Master Servicer and the Special Servicer shall each be entitled to conclusively rely on any determination of nonrecoverability that may have been made by the other such party with respect to a particular Servicing Advance. A copy of any such Officer's Certificate (and accompanying information) of the Master Servicer shall also be delivered promptly to the Special Servicer, a copy of any such Officer's Certificate (and accompanying information) of the Special Servicer shall also be promptly delivered to the Master Servicer, and a copy of any such Officer's Certificates (and accompanying information) of the Trustee or the Fiscal Agent shall also be promptly delivered to the Master Servicer and the Special Servicer.

              (i) Notwithstanding anything to the contrary set forth herein, the Master Servicer shall (at the direction of the Special Servicer if a Specially Serviced Mortgage Loan or an REO Property is involved) pay directly out of the Collection Account any servicing expense that, if paid by the Master Servicer or the Special Servicer, would constitute a Nonrecoverable Servicing Advance; provided that the Master Servicer (or the Special Servicer, if a Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders (as a collective whole), as evidenced by an Officer's Certificates delivered promptly to the Depositor and the Trustee, which shall provide a copy thereof to the Controlling Class Representative, setting forth the basis for such determination and accompanied by any information that such Person may have obtained that supports such determination. A copy of any such Officer's Certificate (and accompanying information) of the Master Servicer shall also be delivered promptly to the Special Servicer, and a copy of any such Officer's Certificate (and accompanying information) of the Special Servicer shall also be promptly delivered to the Master Servicer.

              SECTION 3.12. Property Inspections; Collection of Financial Statements; Delivery of Certain Reports.

              (a) The Special Servicer shall perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable (but in any event not later than 60 days) after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan; provided that the Special Servicer shall be entitled to reimbursement of the reasonable and direct out-of-pocket expenses incurred by it in connection therewith as provided for in Section 3.05(a). Beginning in 2001, the Master Servicer (or, in the case of an REO Property or a Mortgaged Property that secures a Specially Serviced Mortgage Loan, the Special Servicer) shall at its expense (except as provided in the prior sentence) perform or cause to be performed an inspection of each Mortgaged Property at least once per calendar year (or, in the case of each Mortgage Loan with an unpaid principal balance under $2,000,000, once every two years), if the Special Servicer has not already done so during that period pursuant to the preceding sentence. The Master Servicer and the Special
Servicer shall each prepare a written report of each such inspection performed by it or on its behalf that sets forth in detail the condition of the Mortgaged Property and that specifies the occurrence or existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which the Master Servicer or Special Servicer, as applicable, is aware, (ii) any change in the condition, occupancy or value of the Mortgaged Property that the Master Servicer or the Special Servicer, as applicable, in accordance with the Servicing Standard, considers material, or (iii) any waste committed on the Mortgaged Property that the Master Servicer or the Special Servicer, as the case may be, in accordance with the Servicing Standard, considers material. The Master Servicer and the Special Servicer shall each deliver to the Certificate Administrator and each other a copy (or image in suitable electronic media) of each such written report prepared by it within 60 days of completion of the related inspection. The Certificate Administrator shall, upon request and to the extent such items have been delivered to the Certificate Administrator by the Master Servicer or the Special Servicer, as applicable, deliver to the Depositor, the Underwriters, the related Mortgage Loan Seller, the Controlling Class Representative, any Certificateholder or, to the extent the Trustee has in accordance with Section 5.06(b) confirmed the Ownership Interest in Certificates held thereby, any Certificate Owner, a copy (or image in suitable electronic media) of each such written report prepared by the Master Servicer or the Special Servicer.

      (b) The Special Servicer, in the case of any Specially Serviced Mortgage Loan and any REO Property, and the Master Servicer, in the case of each Performing Mortgage Loan, shall make reasonable efforts to collect promptly (from each related Borrower in the case of a Mortgage Loan) annual and quarterly operating statements and rent rolls of the related Mortgaged Property or REO Property (and, in the case of a Mortgage Loan, financial statements of the related Borrower), whether or not delivery of such items is required pursuant to the terms of the related Mortgage (which efforts shall include at least three phone calls, followed by confirming correspondence, requesting such delivery). The Master Servicer and the Special Servicer shall promptly each deliver copies (or image in suitable electronic media) of all of the foregoing items so collected thereby to each other and to the Certificate Administrator, who shall promptly deliver the same to the Depositor and the Controlling Class Representative. The Certificate Administrator shall, upon request, deliver copies of the foregoing items to the Underwriters, the Trustee, the related Mortgage Loan Seller and any Certificateholder or, to the extent the Trustee has in accordance with Section 5.06(b) confirmed the Ownership Interest in Certificates held thereby, any Certificate Owner.

      Within 45 days after receipt by the Master Servicer, as to Performing Mortgage Loans, and within 20 days after receipt by the Special Servicer, as to Specially Serviced Mortgage Loans, of any annual operating statements or rent rolls with respect to any Mortgaged Property or REO Property, the Master Servicer or the Special Servicer, as applicable, shall, based upon such operating statements or rent rolls, prepare (or, if previously prepared, update) the written analysis of operations (the "Operating Statement Analysis Report"), and the Special Servicer shall remit each Operating Statement Analysis Report prepared by it, together with the underlying operating statements and rent rolls, to the Master Servicer in a format reasonably acceptable to the Master Servicer. All Operating Statement Analysis

Reports shall be maintained by the Master Servicer with respect to each Mortgaged Property and REO Property, and the Master Servicer shall forward copies thereof, promptly following the initial preparation and each material revision thereof, to the Certificate Administrator and the Controlling Class Representative, together with the related operating statements or rent rolls. The Certificate Administrator shall, upon request and to the extent such items have been delivered to the Certificate Administrator by the Master Servicer, deliver to the Trustee, the Underwriters, the related Mortgage Loan Seller, the Special Servicer, the Controlling Class Representative, any Certificateholder or, to the extent the Certificate Administrator has in accordance with Section 5.06(b) confirmed the Ownership Interest in the Certificates held thereby, any Certificate Owner, a copy of such Operating Statement Analysis (or update thereof) and the related operating statement or rent rolls. The Master Servicer shall maintain an Operating Statement Analysis Report with respect to each Mortgaged Property and REO Property. Each such Operating Statement Analysis Report shall be substantially in the form of Exhibit E-8 attached hereto (or, at the discretion of the Master Servicer, provided that no less information is provided than is set forth in Exhibit E-8, in a CMSA format).

      Within 45 days after receipt by the Master Servicer or 20 days after receipt by the Special Servicer of any annual operating statements with respect to any Mortgaged Property or REO Property, as applicable, each of the Master Servicer and the Special Servicer shall prepare or update (and, in the case of the Special Servicer, forward within such 20-day period to the Master Servicer in an electronic format reasonably acceptable to the Master Servicer) an NOI Adjustment Worksheet for such Mortgaged Property or REO Property (with the annual operating statements attached thereto as an exhibit).

      If, with respect to any Mortgage Loan (other than a Specially Serviced Mortgage Loan), the Special Servicer has any questions for the related Borrower based upon the information received by the Special Servicer pursuant to Section 3.12(a) or 3.12(b), the Master Servicer shall, in this regard and without otherwise changing or modifying its duties hereunder, reasonably cooperate with the Special Servicer in assisting the Special Servicer to contact and solicit information from such Borrower.

      (c) Not later than 12:00 p.m. (New York City time) on the first Business Day following each Determination Date, the Special Servicer shall prepare and deliver or cause to be delivered to the Master Servicer and the Controlling Class Representative the following reports (or data files relating to reports of the Master Servicer) with respect to the Specially Serviced Mortgage Loans and any REO Properties, providing the required information as of such Determination Date: (i) a Property File; and (ii) a Loan Periodic Update File. At or before 12:00 p.m. (New York City time) on the first Business Day following each Determination Date, the Special Servicer shall prepare and deliver or cause to be delivered to the Master Servicer the following reports with respect to the Specially Serviced Mortgage Loans and any REO Properties, providing the information required of the Special Servicer in an electronic format reasonably acceptable to the Master Servicer as of such Determination
Date: (i) a Delinquent Loan Status Report; (ii) a Comparative Financial Status Report; (iii) an Historical Liquidation Report; (iv) an Historical Loan Modification Report; and (v) an REO Status Report.

      (d) On the third Business Day prior to the Distribution Date, the Master Servicer shall prepare (if and to the extent necessary) and deliver or cause to be delivered to the Certificate Administrator, in electronic format reasonably acceptable to the Certificate Administrator, each of the files and reports comprising the CMSA Investor Reporting Package (excluding any Operating Statement Analysis Report, Collateral Summary File, Bond File and the Loan Set-up File), in each case providing the most recent information as of the related Determination Date.

      (e) The Special Servicer shall deliver to the Master Servicer the reports set forth in Section 3.12(b) and Section 3.12(c), and the Master Servicer shall deliver to the Certificate Administrator the reports set forth in Section 3.12(d), in an electronic format reasonably acceptable to the Special Servicer, the Master Servicer and the Certificate Administrator. The Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer pursuant to Section 3.12(b) and Section 3.12(c). The Certificate Administrator may, absent manifest error, conclusively rely on the reports to be provided by the Master Servicer pursuant to Section 3.12(d). In the case of information or reports to be furnished by the Master Servicer to the Certificate Administrator pursuant to Section 3.12(d), to the extent that such information or reports are, in turn, based on information or reports to be provided by the Special Servicer pursuant to Section 3.12(b) or
Section 3.12(c) and to the extent that such reports are to be prepared and delivered by the Special Servicer pursuant to Section 3.12(b) or Section 3.12(c), the Master Servicer shall have no obligation to provide such information or reports to the Certificate Administrator until it has received the requisite information or reports from the Special Servicer, and the Master Servicer shall not be in default hereunder due to a delay in providing the reports required by Section 3.12(d) caused by the Special Servicer's failure to timely provide any information or report required under Section 3.12(b) or
Section 3.12(c) of this Agreement.

      (f) Notwithstanding the foregoing, however, the failure of the Master Servicer or Special Servicer to disclose any information otherwise required to be disclosed by this Section 3.12 shall not constitute a breach of this Section
3.12 to the extent the Master Servicer or Special Servicer so fails because such disclosure, in the reasonable belief of the Master Servicer or the Special Servicer as the case may be, would violate any applicable law or any provision of a Mortgage Loan document prohibiting disclosure of information with respect to the Mortgage Loans or Mortgaged Properties or would constitute a waiver of the attorney-client privilege on behalf of the Trust. The Master Servicer and Special Servicer may disclose any such information or any additional information to any Person so long as such disclosure is consistent with applicable law and the Servicing Standard. The Master Servicer or the Special Servicer may affix to any information provided by it any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

      (g) The Depositor shall provide to the Master Servicer and the Certificate Administrator the initial data (as of the Cut-Off Date or the most recent earlier date for which such data is available) contemplated by the Loan Set-up File, the Loan Periodic Update File, the Operating Statement Analysis Report, the Property File and the Comparative Financial Report. The Master Servicer shall have no obligation to provide such information until it has received the required information from the Depositor, and the Master Servicer shall not be in default due to the Depositor's failure to provide such initial information.

      SECTION 3.13. Annual Statement as to Compliance.

      Each of the Master Servicer and the Special Servicer will deliver to the Trustee, with a copy to the Depositor, the Certificate Administrator, and each other, on or before April 15 of each year, beginning April 15, 2001, an Officer's Certificate (the "Annual Performance Certification") stating that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year, and of its performance under this Agreement during such calendar year, has been made under the signing officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has in all material respects fulfilled all of its obligations under this Agreement throughout the preceding calendar year, or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding the qualification or status of any REMIC Pool as a REMIC or the status of either Grantor Trust Pool as a Grantor Trust or otherwise asserting a tax (other than ad valorem real property taxes or other similar taxes on REO Property) on the income or assets of any portion of the Trust Fund from the IRS or from any other governmental agency or body or, if it has received any such notice, specifying the details thereof. The signing officer shall have no personal liability with respect to the content of any such statement, and the Master Servicer or the Special Servicer, as the case may be, shall be deemed to have made such statement and shall assume any liability resulting therefrom.

      The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Depositor in conforming any Officer's Certificate delivered pursuant to this Section 3.13 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

      SECTION 3.14.     Reports by Independent Public Accountants.

      On or before April 15 of each year, beginning April 15, 2001, each of the Master Servicer and the Special Servicer, at its expense, shall cause a firm of independent public accountants (which may also render other services to the Master Servicer or Special Servicer, as applicable) and that is a member of the American Institute of Certified Public Accountants to furnish a statement (the "Annual Accountant's Report") to the Depositor, the Controlling Class Representative, the Certificate Administrator and the Trustee to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or the Special Servicer, as the case may be, which includes an assertion that the Master Servicer or the Special Servicer, as the case may be, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and on the basis of an examination conducted by such firm in accordance with standards set by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

      The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Depositor in conforming any reports delivered pursuant to this Section 3.14 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

      SECTION 3.15.     Access to Certain Information.

      Each of the Master Servicer and the Special Servicer shall provide or cause to be provided to the other such party, the Depositor, the Trustee, the Certificate Administrator, the

Controlling Class Representative and the Rating Agencies, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans and the other assets of the Trust Fund that are within its control which may be required by this Agreement or by applicable law, except to the extent that (i) such documentation is subject to a claim of privilege under applicable law that has been asserted by the Certificateholders and of which the Master Servicer has received written notice or (ii) the Master Servicer or the Special Servicer is otherwise prohibited from making such disclosure under applicable law, or may be subject to liability for making such disclosure in the opinion of the counsel for the Master Servicer or Special Servicer (which counsel may be a salaried employee of the Master Servicer or Special Servicer). Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it. The Master Servicer and the Special Servicer shall each be permitted to affix a reasonable disclaimer to any information provided by it pursuant to this Section 3.15.

      SECTION 3.16.     Title to REO Property; REO Account.

      (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of the Certificateholders. The Special Servicer shall sell any REO Property by the end of the third calendar year following the year in which the Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either (i) applies, more than 60 days prior to the expiration of such liquidation period, and is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or
(ii) obtains for the Trustee and the Tax Administrator an Opinion of Counsel, addressed to the Trustee and the Tax Administrator, to the effect that the holding by the Trust of such REO Property subsequent to the end of the third calendar year following the year in which such acquisition occurred, will not result in the imposition of taxes on "prohibited transactions" of any REMIC Pool as defined in Section 860F of the Code or cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any reasonable expense incurred by the Special Servicer in connection with its being granted the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be an expense of the Trust payable out of the Collection Account pursuant to Section 3.05(a). Any REO Extension shall be requested by the Special Servicer no later than 60 days before the end of the third calendar year following the year in which the Trust acquired ownership of the related REO Property.

      (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account and may consist of one account for all the REO Properties. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, within two (2) Business Days of receipt, all REO Revenues, Liquidation Proceeds (net of all Liquidation Expenses paid therefrom) and Insurance Proceeds received in respect of an REO Property. The Special Servicer is authorized to pay out of related Liquidation Proceeds any Liquidation Expenses incurred in respect of an

REO Property and outstanding at the time such proceeds are received. Funds in the REO Account may be invested in Permitted Investments in accordance with
Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the other parties hereto of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

      (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. Within one Business Day following the end of each Collection Period, the Special Servicer shall withdraw from the REO Account and deposit into the Collection Account or deliver to the Master Servicer (which shall deposit such amounts into the Collection Account) the aggregate of all amounts received in respect of each REO Property during such Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, maintenance and disposition of the related REO Property (including without limitation the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

      (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c).

      SECTION 3.17.     Management of REO Property.

      (a) Prior to the acquisition of title to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust. If the Special Servicer determines from such review that:

      (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), then such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

      (ii) Directly Operating such Mortgaged Property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially reasonable) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

      (iii) It would not be commercially reasonable to operate and manage such property as REO Property without the Trust incurring or possibly incurring an REO Tax on income from such property, then the Special Servicer shall deliver to the Tax Administrator, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent reasonably possible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the Tax Administrator shall consult with the Special Servicer and shall advise the Special Servicer of the Trust's federal income tax reporting position with respect to the various sources of income that the Trust would derive under the Proposed Plan. In addition, the Tax Administrator shall (to the maximum extent reasonably possible) advise the Special Servicer of the estimated amount of taxes that the Trust would be required to pay with respect to each such source of income from such REO Property. After receiving the information described in the two preceding sentences from the Tax Administrator, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

      The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially feasible) the net after-tax REO Revenues received by the Trust with respect to such property without materially impairing its marketability and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to such REO Property. Both the Special Servicer and the Tax Administrator may consult with counsel knowledgeable in such matters at (to the extent reasonable) the expense of the Trust in connection with determinations required under this Section 3.17(a), provided that to the extent feasible each shall consult the same counsel (selected by the Special Servicer and reasonably acceptable to the Tax Administrator). Neither the Special Servicer nor the Tax Administrator shall be liable to the Certificateholders, the Trust, the other parties hereto or each other for errors in judgment made in good faith in the reasonable exercise of their discretion or in reasonable and good faith reliance on the advice of knowledgeable counsel while performing their respective responsibilities under this Section 3.17(a) or, to the extent it relates to federal income tax consequences for the Trust, Section 3.17(b) below. Nothing in this Section 3.17(a) is intended to prevent the sale of a Defaulted Mortgage Loan or REO Property pursuant to the terms and subject to the conditions of Section 3.18.

      (b) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or, except as contemplated by Section 3.17(a), result in the receipt by any REMIC Pool of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or in an Adverse REMIC Event in respect of any such REMIC. Except as provided in Section 3.17(a), the Special Servicer shall not enter into any lease, contract or other agreement that causes any REMIC Pool to receive, and (unless required to do so under any lease, contract or agreement to which the Special Servicer or the Trust may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to a Mortgage Loan) shall not cause or allow any REMIC Pool to receive, any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including:

      (i)    all insurance premiums due and payable in respect of such REO
   Property;

      (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

      (iii)  any ground rents in respect of such REO Property; and

      (iv) all costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in the preceding sentence with respect to such REO Property, the Special Servicer shall direct the Master Servicer to make (and the Master Servicer shall so make) Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced in the manner contemplated by Section 3.11(h)) the Special Servicer or the Master Servicer determines, in its reasonable, good faith judgment, that such payment would be a Nonrecoverable Servicing Advance.

      (c) The Special Servicer may (and, except as otherwise permitted by Section 3.17(a), shall if it would avoid an Adverse REMIC Event) contract with any Independent Contractor for the operation and management of any REO Property, provided that:

      (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

      (ii) the fees of such Independent Contractor (which shall be expenses of the Trust) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

      (iii) any such contract shall be consistent with the provisions of Treasury Regulation Section 1.856-4(b)(5) and, to the extent consistent therewith, shall be administered to require that the Independent Contractor, in a timely manner, (A) to the extent of available revenue from the REO Property, pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, those listed in
   Section 3.17(b) above, and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

      (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

      (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

      SECTION 3.18.     Sale of Mortgage Loans and REO Properties.

      (a) The parties hereto may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.02, 2.03 and 9.01.

      (b) If the Special Servicer has determined, in its reasonable, good faith judgment, that any Defaulted Mortgage Loan will become subject to foreclosure proceedings and that the sale of such Mortgage Loan under the circumstances provided in this Section 3.18 is in accordance with the Servicing Standard, then the Special Servicer shall promptly so notify in writing the Certificate Administrator, the Trustee and the Master Servicer, and the Certificate Administrator shall, within five days after receipt of such notice, so notify all the Controlling Class Certificateholders. Any single Controlling Class Certificateholder or group of Controlling Class Certificateholders may, at its or their option, within 15 days after receipt of such notice, purchase any Defaulted Mortgage Loan out of the Trust Fund at a cash price equal to the applicable Purchase Price; provided that, if more than one Controlling Class Certificateholder or group of Controlling Class Certificateholders desire to purchase such Defaulted Mortgage Loan, preference shall be given to the Controlling Class Certificateholder or group of Controlling Class Certificateholders with the largest Percentage Interest in the Controlling Class; and provided, further that, if more than one Controlling Class Certificateholder or group of Controlling Class Certificateholders have the same Percentage Interest in the Controlling Class, preference shall be given to the Controlling Class Certificateholder or group of Controlling Class Certificateholders which first notifies the Special Servicer of its intention to purchase such Defaulted Mortgage Loan. The Purchase Price for any Defaulted Mortgage Loan purchased under this Section 3.18(b) shall be deposited into the Collection Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Certificateholder(s) effecting such purchase (or to its or their designee) the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse as shall be provided to it and are reasonably necessary to vest in such Certificateholder(s) ownership of such Mortgage Loan (subject to the rights of the Master Servicer to master service, and any rights of the Master Servicer or the applicable Designated Sub-Servicer to primary service (or to perform select servicing functions with respect to such Mortgage Loans.) In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Certificateholder(s) effecting such purchase (or to its or their designee).

      (c) If none of the Controlling Class Certificateholders has purchased any Defaulted Mortgage Loan described in the first sentence of Section 3.18(b) within 15 days of such Holders' having received notice in respect thereof pursuant to Section 3.18(b) above, then the Certificate Administrator shall within five days of the end of such 15-day period send notice to the Master Servicer and the Special Servicer that such Mortgage Loan was not purchased by such Certificateholder(s), and either the Special Servicer or the Master Servicer (in that order of priority) may, at its option, within 15 days after receipt of such notice, purchase (or designate an Affiliate thereof to purchase) such Mortgage Loan out of the Trust Fund at a cash price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this Section 3.18(c) shall be deposited into the Collection Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer (or the designated Affiliate thereof), as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer (or the designated Affiliate thereof), as applicable, the ownership of such Mortgage Loan (subject to the rights of the Master Servicer to master service, and any rights of the Master Servicer or the applicable Designated Sub-Servicer to primary service (or to perform select servicing functions with respect to) such Mortgage Loan). In connection with any such purchase by the Master Servicer (or any designated Affiliate thereof), the Special Servicer shall deliver the related Servicing File to the Master Servicer (or any designated Affiliate thereof). For purposes of the other sections of this Agreement, any purchase of a Defaulted Mortgage Loan by a designated Affiliate of the Master Servicer or Special Servicer pursuant to this Section 3.18(c) shall be deemed a purchase of such Defaulted Mortgage Loan by the Master Servicer or the Special Servicer, as applicable.

      (d) Subject to Section 3.24, the Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Section 3.18(b) or Section 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Certificateholders (as a collective whole). Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Trust) for a period of not less than 15 days. Subject to Section 3.18(h) and Section 3.24, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any bid determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09.

      The Special Servicer shall use its best efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). Subject to
Section 3.18(h) and Section 3.24, the Special Servicer shall accept the first (and, if multiple bids are received by a specified bid date, the highest) cash bid received from any Person that constitutes a fair price (determined pursuant to Section 3.18(e) below) for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price (determined pursuant to Section 3.18(e) below) for any REO Property within the time constraints imposed by Section 3.16(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances.

      The Special Servicer shall give the Certificate Administrator, the Trustee, the Master Servicer and the Controlling Class Representative not less than five Business Days' prior written notice of its intention to sell any Defaulted Mortgage Loan or REO Property pursuant to this Section 3.18(d). No Interested Person shall be obligated to submit a bid to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates or agents may bid for or purchase any Defaulted Mortgage Loan or REO Property pursuant hereto.

      (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of Section 3.18(d), shall be determined by the Special Servicer or, if such cash bid is from the Special Servicer or an Affiliate thereof, by the Trustee. In determining whether any bid received from the Special Servicer or an Affiliate thereof represents a fair price for any such Mortgage Loan or REO Property, the Trustee shall be supplied with and shall be entitled to rely on the most recent Appraisal in the related Servicing File conducted in accordance with this Agreement within the preceding 12-month period (or, in the absence of any such Appraisal or if there has been a material change at the subject property since any such Appraisal, on a new Appraisal to be obtained by the Special Servicer (the cost of which shall be covered by, and be reimbursable as, a Servicing Advance)). The appraiser conducting any such new Appraisal shall be a Qualified Appraiser that is (i) selected by the Special Servicer if neither the Special Servicer nor any Affiliate thereof is bidding with respect to a Defaulted Mortgage Loan or REO Property and (ii) selected by the Trustee if either the Special Servicer or any Affiliate thereof is so bidding. Where any Interested Person is among those bidding with respect to a Defaulted Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted to it (or, if the Special Servicer or an Affiliate thereof is bidding, shall be submitted by it to the Trustee) in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than the Special Servicer or an Affiliate thereof constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account the results of any Appraisal or updated Appraisal that it or the Master Servicer may have obtained in accordance with this Agreement within the preceding 12-month period, and any Qualified Appraiser shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in Section 3.16(a). The Purchase Price for any such Mortgage Loan or REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 3.18, no cash bid from the Special Servicer or any Affiliate thereof shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such bid is the highest cash bid received and at least two independent bids (not including the bid of the Special Servicer or any Affiliate) have been received. In the event the bid of the Special Servicer or any Affiliate thereof is the only bid received or is the higher of only two bids received, then additional bids shall be solicited. If an additional bid or bids, as the case may be, are received and the original bid of the Special Servicer or any Affiliate thereof is the highest of all cash bids received or if no additional bids are received, then the bid of the Special Servicer or such Affiliate shall be accepted, provided that the Trustee has otherwise determined, as provided above in this Section 3.18(e), that such bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property. Any bid by the Special Servicer shall be unconditional; and, if accepted, the Defaulted Mortgage Loan or REO Property shall be transferred to the Special Servicer without recourse, representation or warranty other than customary representations as to title given in connection with the sale of a mortgage loan or real property.

      (f) Subject to Sections 3.18(a) through 3.18(e) above, the Special Servicer shall act on behalf of the Trustee in negotiating with independent third parties and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into the Collection Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse (except for warranties of title and condition contemplated by Section 3.18(d)) to the Trustee or the Trust, and if such sale is consummated in accordance with the terms of this Agreement, neither the Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

      (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only.

      (h) Notwithstanding any of the foregoing paragraphs of this Section 3.18, but subject to Section 3.24, the Special Servicer shall not be obligated to accept the highest cash bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders (as a collective whole), and the Special Servicer may accept a lower cash bid (from any Person other than itself or an Affiliate) if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Certificateholders (as a collective whole) (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms (other than price) offered by the prospective buyer making the lower bid are more favorable).

      SECTION 3.19.     Additional Obligations of Master Servicer.

      (a) The Master Servicer shall deliver to the Certificate Administrator for deposit in the Distribution Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount (a "Compensating Interest Payment") equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received in respect of the Mortgage Pool during the most recently ended Collection Period, and (ii) the aggregate of (A) that portion of its Master Servicing Fees for the related Collection Period that is, in the case of each and every Mortgage Loan and REO Mortgage Loan for which such Master Servicing Fees are being paid in such Collection Period, calculated at 0.02% per annum, and (B) all Prepayment Interest Excesses received by the Master Servicer during the most recently ended Collection Period.

      (b) No more frequently than once per calendar month, the Special Servicer may require the Master Servicer, and the Master Servicer shall be obligated, out of the Master Servicer's own funds, to reimburse the Special Servicer for any Servicing Advances (other than Nonrecoverable Servicing Advances) made by but not previously reimbursed to the Special Servicer, together with interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement. Such reimbursement and any accompanying payment of interest shall be made within ten days of the request therefor by wire transfer of immediately available funds to an account designated by the Special Servicer; provided that such request shall be accompanied by any information in the Special Servicer's possession reasonably necessary to make a recoverability determination. Upon the Master Servicer's reimbursement to the Special Servicer of any Servicing Advance and payment to the Special Servicer of interest thereon, all in accordance with this Section 3.19(b), the Master Servicer shall for all purposes of this Agreement be deemed to have made such Servicing Advance at the same time as the Special Servicer actually made such Servicing Advance, and accordingly, the Master Servicer shall be entitled to reimbursement for such Servicing Advance, together with interest thereon in accordance with Sections 3.05(a) and 3.11(g), at the same time, in the same manner and to the same extent as the Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance at the time the Special Servicer did.

      Notwithstanding anything to the contrary contained in any other Section of this Agreement, if the Special Servicer is required under this Agreement (but subject to the following paragraph), to make any Servicing Advance but does not desire to do so, the Special Servicer may, in its sole discretion, request that the Master Servicer make such Servicing Advance. Any such request shall be made, in writing, in a timely manner that does not adversely affect the interests of any Certificateholder (and, in any event, to the extent reasonably practicable, at least five Business Days in advance of the date on which the subject Servicing Advance is to be made) and shall be accompanied by such information and documentation regarding the subject Servicing Advance as the Master Servicer may reasonably request; provided, however, that the Special Servicer shall not be entitled to make such a request (other than for emergency advances) more frequently than once per calendar month (although such request may relate to more than one Servicing Advance). The Master Servicer shall have the obligation to make any such Servicing Advance (other than a Nonrecoverable Servicing Advance) that it is so requested by the Special Servicer to make, within five Business Days of the Master Servicer's receipt of such request and such information and documentation regarding the subject Servicing Advance(s) as the Master Servicer may reasonably request. If the request is timely and properly made, the Special Servicer shall be relieved of any obligations with respect to a Servicing Advance that it so requests the Master Servicer to make (regardless of whether or not the Master Servicer shall make such Servicing Advance). The Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of the Special Servicer, together with interest thereon in accordance with Sections 3.05(a) and 3.11(g), at the same time, in the same manner and to the same extent as the Master Servicer is entitled with respect to any other Servicing Advances made thereby.

      Notwithstanding the foregoing provisions of this Section 3.19(b), the Master Servicer shall not be required to reimburse the Special Servicer for, or to make at the direction of the Special Servicer, any Servicing Advance if the Master Servicer determines in its reasonable, good faith judgment that such Servicing Advance, although not characterized by the Special Servicer as a Nonrecoverable Servicing Advance, is in fact a Nonrecoverable Servicing Advance. The Master Servicer shall notify the Special Servicer in writing of such determination and, if applicable, such Nonrecoverable Servicing Advance shall be reimbursed to the Special Servicer pursuant to Section 3.05(a).

      (c) Promptly following the occurrence of an Appraisal Trigger Event with respect to any Mortgage Loan, the Special Servicer shall obtain (or, if such Mortgage Loan has a Stated Principal Balance of $2,000,000 or less, at its discretion, conduct) an Appraisal of the related Mortgaged Property, unless an Appraisal thereof had previously been obtained (or, if applicable, conducted) within the preceding 12-month period and there has been no subsequent material change in the circumstances surrounding the related Mortgaged Property that in the judgment of the Special Servicer would materially affect the value of the property, and shall deliver a copy of such Appraisal to the Certificate Administrator, the Trustee, the Master Servicer and the Controlling Class Representative. If such Appraisal is obtained from a Qualified Appraiser, the cost thereof shall be covered by, and be reimbursable as, a Servicing Advance. Promptly following the receipt of, and based upon, such Appraisal, the Special Servicer shall determine and report to the Trustee and the Certificate Administrator the then applicable Appraisal Reduction Amount, if any, with respect to the subject Required Appraisal Loan.

      For so long as any Mortgage Loan or REO Mortgage Loan remains a Required Appraisal Loan, the Special Servicer shall, within 30 days of each anniversary of such loan's having become a Required Appraisal Loan, obtain (or, if such Required Appraisal Loan has a Stated Principal Balance of $2,000,000 or less, at its discretion, conduct) an update of the prior Appraisal. If such update is obtained from a Qualified Appraiser, the cost thereof shall be covered by, and be reimbursable as, a Servicing Advance. Promptly following the receipt of, and based upon, such update, the Special Servicer shall redetermine and report to the Trustee and the Certificate Administrator the then applicable Appraisal Reduction Amount, if any, with respect to the subject Required Appraisal Loan.

      At any time that any Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, the Controlling Class Representative may, at its own expense, obtain from a Qualified Appraiser and deliver to the Master Servicer, the Special Servicer, the Trustee and the Certificate Administrator an Appraisal of the related Mortgaged Property or REO Property, as the case may be. Upon the written request of the Controlling Class Representative, the Special Servicer shall recalculate the Appraisal Reduction Amount with respect to such Required Appraisal Loan based on the Appraisal delivered by the Controlling Class Representative and notify the Trustee, the Certificate Administrator, the Master Servicer and the Controlling Class Representative of such recalculated Appraisal Reduction Amount.

      (d) The Master Servicer shall not be required to pay without reimbursement the fees charged by any Rating Agency for a (i) confirmation as to the lack of an Adverse Rating Event with respect to any Class of Rated Certificates or (ii) in connection with any other particular matter, unless the Master Servicer has failed to use efforts in accordance with the Servicing Standard to collect such fees from the Borrower.

      (e) In connection with each prepayment of principal received hereunder, the Master Servicer shall calculate any applicable Prepayment Premium or Yield Maintenance Charge, as the case may be, payable under the terms of the related Mortgage Note. Upon written request of any Certificateholder, the Master Servicer shall disclose to such Certificateholder its calculation of any such Prepayment Premium or Yield Maintenance Charge.

      (f) The Master Servicer shall not permit defeasance of any Mortgage Loan (x) on or before the earliest date on which defeasance is permitted under the terms of such Mortgage Loan, or (y) to the extent consistent with the terms of such Mortgage Loan, unless (i) the defeasance collateral consists of government securities (as defined in Section 2(a)(16) of the Investment Company
Act), (ii) the Master Servicer has determined that the defeasance will not result in an Adverse REMIC Event in respect of any REMIC Pool, (iii) the Master Servicer has notified the Rating Agencies, (iv) the Master Servicer has confirmed that such defeasance will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (provided that the requirement to obtain such confirmation will be a precondition to the defeasance only if the Master Servicer is able under the related Mortgage Loan documents and applicable law to prevent the defeasance if such confirmation is not obtained and the subject Mortgage Loan represents at least 2.0% of the then aggregate Stated Principal Balance of the Mortgage Pool), and (v) the Master Servicer has requested and received from the related Borrower (A) an Opinion of Counsel generally to the effect that the Trustee will have a perfected, first priority security interest in such defeasance collateral and (B) written confirmation from a firm of Independent accountants stating that payments made on such defeasance collateral in accordance with the terms thereof will be sufficient to pay the subject Mortgage Loan in full on or before its Stated Maturity Date (or, in the case of an ARD Loan, on or before its Anticipated Repayment Date) and to timely pay each Monthly Payment scheduled to be due prior thereto but after the defeasance; provided that, if under the terms of the related Mortgage Loan documents, the related Borrower delivers cash to purchase the defeasance collateral rather than the defeasance collateral itself, the Master Servicer shall purchase the government securities contemplated by the related Mortgage Loan documents. Subsequent to the second anniversary of the Startup Day for the REMIC Pool that holds the subject Mortgage Loan, to the extent that the Master Servicer can, in accordance with the related Mortgage Loan documents, require defeasance of any Mortgage Loan in lieu of accepting a prepayment of principal thereunder, including a prepayment of principal accompanied by a Prepayment Premium or Yield Maintenance Charge, the Master Servicer shall, to the extent it is consistent with the Servicing Standard, require such defeasance, provided that the conditions set forth in clauses (i) through (v) of the preceding sentence have been satisfied. Any reasonable out-of-pocket expense incurred by the Master Servicer pursuant to this Section 3.19(f) shall be paid by the Borrower of the defeased Mortgage Loan pursuant to the related Mortgage, Mortgage Note or other pertinent document, if so allowed by the terms of such documents, and otherwise shall be reimbursable out of the Collection Account. Notwithstanding the foregoing, if at any time, a court with jurisdiction in the matter shall hold that the related Borrower may obtain a release of the subject Mortgaged Property but is not obligated to deliver the full amount of the defeasance collateral contemplated by the related Mortgage Loan documents (or cash sufficient to purchase such defeasance collateral), then the Master Servicer shall (i) if consistent with such court holding and the related Mortgage Loan documents, refuse to allow the defeasance of the Mortgage Loan or (ii) if the Master Servicer cannot so refuse and if the related Borrower has delivered cash to purchase the defeasance collateral, the Master Servicer shall either (A) buy such defeasance collateral or (B) prepay the Mortgage Loan, in either case, in accordance with the Servicing Standard.

      In the event that the Master Servicer receives notice from the Borrower under the Mortgage Loan secured by the Mortgaged Property identified on Schedule B-1C as Heritage House that such Borrower intends to defease the related Mortgage Loan on or before the second anniversary of the initial issuance of the Certificates, the Master Servicer shall promptly notify the Trustee and SBRC of such Borrower's intention, and the Trustee shall direct SBRC to repurchase such Mortgage Loan at the Purchase Price in accordance with the SBRC Mortgage Loan Purchase Agreement prior to the occurrence of such defeasance (subject to the rights of the Master Servicer to master service and any rights of the Master Servicer or the applicable Designated Sub-Servicer to primary service (or to perform select servicing functions with respect to) such Mortgage Loan). In connection with any repurchase of such Mortgage Loan as contemplated by this Section 3.19(f), the Tax Administrator shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

      (g) The Master Servicer shall, as to each Mortgage Loan which is secured by the interest of the related Borrower under a Ground Lease, promptly (and, in any event, within 45 days) after the Closing Date) notify the related ground lessor of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer.

      (h) The Master Servicer shall maintain at its Primary Servicing Office and shall, upon reasonable advance written notice, make available during normal business hours for review by each Rating Agency and by any Certificateholder or Certificate Owner or any Person identified to the Master Servicer as a prospective transferee of a Certificate or an interest therein, copies of the Servicing Files; provided that, if the Master Servicer reasonably and in good faith determines that any item of information contained in such Servicing Files is of a nature that it should be conveyed to all Certificateholders at the same time, it shall, as soon as reasonably possible following its receipt of any such item of information, disclose such item of information to the Certificate Administrator as part of the reports to be delivered to the Certificate Administrator by the Master Servicer pursuant to Sections 3.12(d) and/or 4.02(b), and until the Certificate Administrator has either disclosed such information to all Certificateholders in a Distribution Date Statement or has properly filed such information with the Commission on behalf of the Trust under the Exchange Act, the Master Servicer shall be entitled to withhold such item of information from any Certificateholder or Certificate Owner or prospective transferee of a Certificate or an interest therein; and provided, further, that the Master Servicer shall not be required to make particular items of information contained in the Servicing File for any Mortgage Loan available to any Person if the disclosure of such particular items of information is expressly prohibited by applicable law or the provisions of any related Mortgage Loan documents or if such documentation is subject to claim of privilege under applicable law that can be asserted by the

Certificateholders; and provided, further, that, except in the case of the Rating Agencies, the Master Servicer shall be entitled to recover from any Person reviewing the Servicing Files pursuant to this Section 3.19(h) its reasonable "out-of-pocket" expenses incurred in connection with making the Servicing Files available to such Person. Except as set forth in the provisos to the preceding sentence, copies of all or any portion of any Servicing File are to be made available by the Master Servicer upon request; however, the Master Servicer shall be permitted to require payment of a sum sufficient to cover the reasonable out-of-pocket costs and expenses of providing such service. The Special Servicer shall, as to each Specially Serviced Mortgage Loan and REO Property, promptly deliver to the Master Servicer a copy of each document or instrument added to the related Servicing File, and the Master Servicer shall in no way be in default under this Section 3.19(h) solely by reason of the Special Servicer's failure to do so.

      In connection with providing access to or copies of the items described in the preceding paragraph, the Master Servicer may require, unless the Depositor directs otherwise, (i) in the case of Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a beneficial holder of Certificates and will otherwise keep such information confidential, and (ii) in the case of a prospective purchaser, written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. All Certificateholders, by the acceptance of their Certificates, shall be deemed to have agreed to keep such information confidential, except to the extent that the Depositor grants written permission to the contrary. The Master Servicer shall not be liable for the dissemination of information in accordance with this Section 3.19(h).

      SECTION 3.20.     Modifications, Waivers, Amendments and Consents.

      (a) The Special Servicer (as to Specially Serviced Mortgage Loans) and, to the limited extent permitted below, the Master Servicer (as to Performing Mortgage Loans) each may (consistent with the Servicing Standard) agree to any modification, waiver or amendment of any term of, extend the maturity of, defer or forgive interest (including Default Interest and Post-ARD Additional Interest) on and principal of, defer or forgive late payment charges, Prepayment Premiums and Yield Maintenance Charges on, permit the release, addition or substitution of collateral securing, and/or permit the release, addition or substitution of the Borrower on or any guarantor of, any Mortgage Loan it is required to service and administer hereunder, subject, however, to Sections 3.08 and 3.24 and, further to each of the following limitations, conditions and restrictions:

      (i) other than as provided in Sections 3.02, 3.08 and 3.20(g), the Master Servicer shall not agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan without the consent of the Special Servicer (it being understood and agreed that (A) the Master Servicer shall promptly provide the Special Servicer with all information that the Special Servicer may reasonably request in order to withhold or grant any such consent, (B) the Special Servicer (for no additional compensation, other than as provided for elsewhere in this Agreement) shall decide whether to withhold or grant such consent in accordance with the Servicing Standard and (C) if any such consent has not been expressly granted within ten Business Days of the Special Servicer's receipt from the Master Servicer of all information reasonably requested thereby in order to make an informed decision, such consent shall be deemed to have been denied);

      (ii) other than as provided in Sections 3.02, 3.08 and 3.20(f), the Special Servicer shall not, in the case of any Specially Serviced Mortgage Loan, agree to (or, in the case of any Performing Mortgage Loan, consent to the Master Servicer's agreeing to) any modification, waiver or amendment of any term of, or, in the case of any Specially Serviced Mortgage Loan, take (or, in the case of any Performing Mortgage Loan, consent to the Master Servicer's taking) any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the Special Servicer's reasonable, good faith judgment, would materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon, unless a material default on such Mortgage Loan has occurred or, in the Special Servicer's reasonable, good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be done at the related Mortgage Rate), than would liquidation;

      (iii) the Special Servicer shall not, in the case of any Specially Serviced Mortgage Loan, extend (or, in the case of any Performing Mortgage Loan, consent to the Master Servicer's extending) the date on which any Balloon Payment is scheduled to be due on any Mortgage Loan to a date beyond the earliest of (A) two years prior to the Rated Final Distribution Date and
   (B) if such Mortgage Loan is secured by a Mortgage solely or primarily on the related Borrower's leasehold interest in the related Mortgaged Property, 20 years (or, to the extent consistent with the Servicing Standard, giving due consideration the remaining term of the Ground Lease, 10 years) prior to the end of the then current term of the related Ground Lease (plus any unilateral options to extend); and, furthermore, the Special Servicer shall not, in the case of any Specially Serviced Mortgage Loan, grant (or, in the case of any Performing Mortgage Loan, consent to the Master Servicer's granting) any such extension unless the related Borrower agrees to deliver to the Special Servicer, the Trustee and the Controlling Class Representative quarterly operating statements with respect to the related Mortgaged Property (the Special Servicer (or, if applicable, the Master Servicer at the direction of the Special Servicer) to request that such statements be audited, provided that the Special Servicer may waive such condition relating to such statements being audited, in its sole discretion);

      (iv) neither the Master Servicer nor the Special Servicer shall make or permit any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan that would result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool (it being acknowledged and agreed that neither the Master Servicer nor the Special Servicer shall be liable for decisions made under this subsection which were made in good faith; and, unless it would be contrary to the Servicing Standard to do so, each of the Master Servicer and the Special Servicer may rely on Opinions of Counsel in making such decisions);

      (v) the Special Servicer shall not, in the case of any Specially Serviced Mortgage Loan, permit (or, in the case of any Performing Mortgage Loan, consent to the Master Servicer's permitting) any Borrower to add or substitute any real estate collateral for its Mortgage Loan unless the Special Servicer shall have first (A) determined in its reasonable, good faith judgment, based upon a Phase I Environmental Assessment (and any additional environmental testing that the Special Servicer deems necessary and prudent) conducted by an Independent Person who regularly conducts Phase I Environmental Assessments, at the expense of the Borrower, that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws or regulations and (B) received written confirmation from each Rating Agency that such addition or substitution of collateral will not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates; and

      (vi) the Special Servicer shall not, in the case of any Specially Serviced Mortgage Loan, release (or, in the case of any Performing Mortgage Loan, consent to the Master Servicer's releasing), including in connection with a substitution contemplated by clause (v) above, any collateral securing an outstanding Mortgage Loan, except as provided in Section 3.09(d) or Section 3.20(g), or except where a Mortgage Loan (or, in the case of a Cross-Collateralized Group, where such entire Cross-Collateralized Group) is satisfied, or except in the case of a release where (A) either (1) the use of the collateral to be released will not, in the Special Servicer's good faith and reasonable judgment, materially and adversely affect the Net Operating Income being generated by or the use of the related Mortgaged Property, or (2) there is a corresponding principal pay down of such Mortgage Loan in an amount at least equal to the appraised value of the collateral to be released (or substitute collateral with an appraised value at least equal to that of the collateral to be released, is delivered), (B) the remaining Mortgaged Property (together with any substitute collateral) is, in the Special Servicer's good faith and reasonable judgment, adequate security for the remaining Mortgage Loan and (C) such release would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency);

provided that (x) the limitations, conditions and restrictions set forth in clauses (i) through (vi) above shall not apply to any act or event (including, without limitation, a release, substitution or addition of collateral) in respect of any Mortgage Loan that either occurs automatically by its terms, or results from the exercise of a unilateral option by the related Borrower within the meaning of Treasury Regulations Section 1.1001-3(c)(2)(iii), in any event under the terms of such Mortgage Loan in effect on the Closing Date (or, in the case of a Replacement Mortgage Loan, on the related date of substitution), and
(y) notwithstanding clauses (i) through (vi) above, neither the Master Servicer nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Borrower, if in its reasonable, good faith judgment, such opposition would not ultimately prevent the confirmation of such plan or one substantially similar.

      (b) Neither the Master Servicer nor the Special Servicer shall have any liability to the Trust, the Certificateholders or any other Person if the Special Servicer's analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.20(a) is reasonably likely to produce a greater recovery to Certificateholders (as collective whole) on a present value basis than would liquidation, should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis in good faith by the Special Servicer and the Special Servicer has complied with the Servicing Standard in ascertaining the pertinent facts. Each such determination shall be evidenced by an Officer's Certificate to such effect to be delivered by the Special Servicer to the Certificate Administrator. The Master Servicer shall not be liable to the Certificateholders, the Trust, the Trustee, the Certificate Administrator or the other parties hereto for the Special Servicer's consents or failure to consent or for delays caused thereby, provided that the Master Servicer has acted without willful misfeasance, bad faith or negligence. The Special Servicer accepts responsibility for any consents to be given by it pursuant to this Agreement.

      (c) Any payment of interest, which is deferred pursuant to Section 3.20(a), shall not, for purposes of calculating monthly distributions and reporting information to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit or that such interest may actually be capitalized; provided, however, that this sentence shall not limit the rights of the Master Servicer or the Special Servicer on behalf of the Trust to enforce any obligations of the related Borrower under such Mortgage Loan.

      (d) Each of the Master Servicer and the Special Servicer may, as a condition to its granting any request by a Borrower for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within the Master Servicer's or the Special Servicer's, as the case may be, discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Borrower pay to it a reasonable or customary fee (which shall in no event exceed 1.0% of the unpaid principal balance of the related Mortgage Loan) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. All such fees collected by the Master Servicer and/or the Special Servicer shall be allocable between such parties, as Additional Master Servicing Compensation and Additional Special Servicing Compensation, respectively, as provided in Section 3.11.

      (e) All modifications, amendments, material waivers and other material actions entered into or taken in respect of the Mortgage Loans pursuant to this
Section 3.20 shall be in writing. Each of the Special Servicer and the Master Servicer shall notify the other such party, each Rating Agency, the Trustee and the Controlling Class Representative, in writing, of any modification, waiver, amendment or other action entered into or taken thereby in respect of any Mortgage Loan pursuant to this Section 3.20 and the date thereof, and shall deliver to the Trustee or the related Custodian for deposit in the related Mortgage File (with a copy to the other such party), an original counterpart of the agreement relating to such modification, waiver, amendment or other action, promptly (and in any event within ten Business Days) following the execution thereof. In addition, following the execution of any modification, waiver or amendment agreed to by the Special Servicer pursuant to Section 3.20(a) above, the Special Servicer shall deliver to the Master Servicer, the Trustee, the Certificate Administrator and the Rating Agencies an Officer's Certificate certifying that all of the requirements of Section 3.20(a) have been met and setting forth in reasonable detail the basis of the determination made by it pursuant to Section 3.20(a)(ii); provided that, if such modification, waiver or amendment involves an extension of the maturity of any Mortgage Loan, such Officer's Certificate shall be delivered to the Master Servicer, the Trustee and the Rating Agencies before the modification, waiver or amendment is agreed to.

      (f) With respect to any ARD Loan after its Anticipated Repayment Date, the Master Servicer shall be permitted, in its discretion, to waive (such waiver to be in writing addressed to the related Borrower, with a copy to the Trustee) all or any portion of the accrued Post-ARD Additional Interest in respect of such ARD Loan if, prior to the related maturity date, the related Borrower has requested the right to prepay such ARD Loan in full together with all payments required by the related Mortgage Loan documents in connection with such prepayment except for such accrued Post-ARD Additional Interest, provided that (i) the Master Servicer has obtained the consent of the Special Servicer (such consent to be given or withheld in accordance with the Servicing Standard) and (ii) the Master Servicer has determined, in its reasonable, good faith judgment, that the waiver of the Trust's right to receive such accrued Post-ARD Additional Interest is in accordance with the Servicing Standard.

      (g) The Master Servicer shall not be required to seek the consent of the Special Servicer or any Certificateholder or obtain any confirmation of the Certificate ratings from the Rating Agencies in order to approve the following modifications, waivers or amendments of the Mortgage Loans: (i) waivers of minor in the Master Servicer's reasonable judgment covenant defaults (other than financial covenants), including late financial statements; (ii) releases of non-material in the Master Servicer's reasonable judgment parcels of a Mortgaged Property (provided that releases as to which the related Mortgage Loan documents expressly require the mortgagee thereunder to make such releases upon the satisfaction of certain conditions shall be made as required by the Mortgage Loan documents); and (iii) grants of easements that do not materially affect in the Master Servicer's reasonable judgment the use or value of a Mortgaged Property or the Borrower's ability to make any payments with respect to the related Mortgage Loan; provided that any such modification, waiver or amendment (w) would not in any way affect a payment term of the Certificates,
(x) would not constitute a "significant modification" of such Mortgage Loan pursuant to Treasury Regulations Section 1.860G-2(b) and would not otherwise constitute an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, and (y) would be consistent with the Servicing Standard.

      (h) Subject to the related Mortgage Loan documents, the Master Servicer shall not terminate or consent to the termination any property manager with respect to any Mortgaged Property without the consent of the Special Servicer (it being understood and agreed that (A) the Master Servicer shall promptly provide the Special Servicer with all information that the Special Servicer may reasonably request and which information is in the possession of the Master Servicer, in order to withhold or grant any such consent, (B) the Special Servicer (for no additional compensation) shall decide whether to withhold or grant such consent in accordance with the Servicing Standard and
(C) if any such consent has not been expressly denied within ten Business Days of the Special Servicer's receipt from the Master Servicer of all information reasonably requested thereby in order to make an informed decision, such consent shall be deemed to have been granted).


      SECTION 3.21. Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.

      (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, if the Master Servicer is not also the Special Servicer, the Master Servicer shall immediately give notice thereof, and shall deliver the related Servicing File, to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. Without regard to whether the Master Servicer and the Special Servicer are the same Person, the Special Servicer shall immediately give notice of a Servicing Transfer Event to the Controlling Class representative. The Master Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event. The Special Servicer may, as to any delinquent Mortgage Loan, prior to the occurrence of a Servicing Transfer Event with respect thereto, request and obtain the foregoing documents and information in order to perform its duties described in Section 3.02.

      Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Special Servicer shall immediately give notice thereof, and shall return the related Servicing File within five Business Days, to the Master Servicer; and, upon giving such notice and returning such Servicing File to the Master

Servicer, the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

      Notwithstanding anything herein to the contrary, in connection with the transfer to the Special Servicer of the servicing of a Cross-Collateralized Mortgage Loan as a result of a Servicing Transfer Event or the re-assumption of servicing responsibilities by the Master Servicer with respect to any such Mortgage Loan upon its becoming a Corrected Mortgage Loan, the Master Servicer and the Special Servicer shall each transfer to the other, as and when applicable, the servicing of all other Cross-Collateralized Mortgage Loans constituting part of the same Cross-Collateralized Group; provided that no Cross-Collateralized Mortgage Loan may become a Corrected Mortgage Loan at anytime that a continuing Servicing Transfer Event exists with respect to another Cross-Collateralized Mortgage Loan in the same Cross-Collateralized Group.

      (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Trustee (or the applicable Custodian appointed by the Trustee) originals of documents contemplated by the definition of "Mortgage File" and generated while such Mortgage Loan is a Specially Serviced Mortgage Loan, for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower generated while such Mortgage Loan is a Specially Serviced Mortgage Loan.

      (c) The Master Servicer and Special Servicer shall each furnish to the other, upon reasonable request, such reports, documents, certifications and information in its possession, and access to such books and records maintained thereby, as may relate to the Mortgage Loans and any REO Properties and as shall be reasonably required by the requesting party in order to perform its duties hereunder.

      (d) In connection with the performance of its obligations hereunder, each of the Master Servicer and the Special Servicer shall be entitled to rely upon written information provided to it by the other.

      (e) Notwithstanding anything in this Agreement to the contrary, in the event that the Master Servicer and the Special Servicer are the same Person, all notices, certificates, information, consents and documents required to be given or delivered by the Master Servicer to the Special Servicer or vice versa shall be deemed to be given or delivered, as the case may be, without the necessity of any action on such Person's part.

      SECTION 3.22.     Sub-Servicing Agreements.

      (a) The Master Servicer and, subject to Section 3.22(f), the Special Servicer may each enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of its obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is not inconsistent with this Agreement and does not subject the Trust to any liability; (ii) expressly or effectively provides that if the Master Servicer or Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including by reason of an Event of Default), any successor to the Master Servicer or the Special Servicer, as the case may be, hereunder (including the Trustee if the Trustee has become such successor pursuant to Section 7.02) may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master

Servicer or Special Servicer, as the case may be, under such agreement; (iii) prohibits the Sub-Servicer from modifying any Mortgage Loan or commencing any foreclosure or similar proceedings with respect to any Mortgaged Property without the consent of the Master Servicer or the Special Servicer; (iv) in the case of a Sub-Servicing Agreement entered into by the Master Servicer, expressly or effectively provides (unless the Special Servicer agrees otherwise) that such agreement shall be suspended or terminated with respect to any Mortgage Loan serviced thereunder at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan, and also expressly or effectively provides (unless the Special Servicer agrees otherwise) that the Sub-Servicer shall not receive or accrue an entitlement to any sub-servicing compensation in respect of a Specially Serviced Mortgage Loan or an REO Loan; and (v) in the case of a Sub-Servicing Agreement entered into by the Special Servicer, relates only to Specially Serviced Mortgage Loans or REO Properties and expressly or effectively provides that such agreement shall terminate with respect to any such Mortgage Loan that becomes a Corrected Mortgage Loan. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer, as the case may be, include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer, as the case may be, hereunder to make Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds. Accordingly, such Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special Servicer, as the case may be; and, for so long as they are outstanding, such Advances shall accrue interest in accordance with Section 3.11(g) and/or Section 4.03(d), such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other such party, the Trustee, the Certificate Administrator and the Depositor in writing promptly of the appointment by it of any Sub-Servicer, and shall deliver to the Trustee and the Certificate Administrator copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents.

      (b) Each Sub-Servicer shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law.

      (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the other such party or to the Trustee, the Certificateholders or the Trust) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as applicable, in its good faith and reasonable judgment, would require were it the owner of the Mortgage Loans. Subject to the terms of the related Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall each have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

      (d) If the Master Servicer or the Special Servicer ceases to serve as such under this Agreement for any reason (including by reason of an Event of Default), then the Trustee or other successor Master Servicer or Special Servicer, as the case may be, shall succeed to the rights and assume the obligations of the Master Servicer or the Special Servicer under any Sub-Servicing Agreement unless the Trustee or other successor Master Servicer or Special Servicer elects to terminate any such Sub-Servicing Agreement in accordance with its terms; provided that a Designated Sub-Servicer Agreement may not be so terminated except for cause. In any event, if a Sub-Servicing Agreement is to be assumed by the Trustee or other successor Master Servicer or Special Servicer, then the Master Servicer or the Special Servicer, as applicable, at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

      (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible. No appointment of a Sub-Servicer shall result in any additional expense to the Trustee, the Certificateholders or the Trust other than those contemplated herein.

      (f) The Special Servicer shall not enter into any Sub-Servicing Agreement unless either: (i) the Rating Agencies have confirmed in writing that entering into such agreement will not result in an Adverse Rating Event; or
(ii) such agreement relates to one or more Mortgage Loans (including any such Mortgage Loan(s) previously sub-serviced in accordance with this Section 3.22) that together represent less than 25% of the aggregate outstanding principal balance of all Specially Serviced Mortgage Loans.

      (g) Each successor Master Servicer hereunder shall, except as provided in Section 7.01(c), agree to assume the responsibilities and obligations of the Master Servicer under the applicable Designated Sub-Servicer Agreement.

      SECTION 3.23.     Controlling Class Representative.

      (a) The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled in accordance with this Section 3.23 to select a representative (the "Controlling Class Representative") having the rights and powers specified in this Agreement (including those specified in Section 3.24) or to replace an existing Controlling Class Representative. Upon (i) the receipt by the Certificate Administrator of written requests for the selection of a Controlling Class Representative from the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class, (ii) the resignation or removal of the Person acting as Controlling Class Representative or (iii) a determination by the Certificate Administrator that the Controlling Class has changed, the Certificate Administrator shall promptly notify the Depositor and the Holders (and, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Certificate Administrator or identified thereto by the Depository or the Depository Participants, the Certificate Owners) of the Controlling Class that they may select a Controlling Class Representative. Such notice shall set forth the process established by the Certificate Administrator for selecting a Controlling Class Representative, which process may include the designation of the Controlling Class Representative by the Majority Controlling Class Certificateholder by a writing delivered to the Certificate
Administrator . No appointment of any Person as a Controlling Class Representative shall be effective until such Person provides the Certificate Administrator with written confirmation of its acceptance of such appointment, an address and telecopy number for the delivery of notices and other correspondence and a list of officers or employees of such Person with whom the parties to this Agreement may deal (including their names, titles, work addresses and telecopy numbers).

      (b) Within ten Business Days (or as soon thereafter as practicable if the Controlling Class consists of Book-Entry Certificates) of any change in the identity of the Controlling Class Representative of which a Responsible Officer of the Certificate Administrator has actual knowledge or of receiving a request therefor from the Master Servicer or Special Servicer, the Certificate Administrator shall deliver to the requesting party the identity of the Controlling Class Representative and a list of each Holder (or, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Trustee or identified thereto by the Depository or the Depository Participants, each Certificate Owner) of the Controlling Class, including, in each case, names and addresses. With respect to such information, the Certificate Administrator shall be entitled to conclusively rely on information provided to it by the Holders (or, in the case of Book-Entry Certificates, subject to Section 5.06, by the Depository or the Certificate Owners) of such Certificates, and the Master Servicer and the Special Servicer shall be entitled to rely on such information provided by the Certificate Administrator with respect to any obligation or right hereunder that the Master Servicer and the Special Servicer may have to deliver information or otherwise communicate with the Controlling Class Representative or any of the Holders (or, if applicable, Certificate Owners) of the Controlling Class. In addition to the foregoing, within two Business Days of the selection, resignation or removal of a Controlling Class Representative, the Certificate Administrator shall notify the parties to this Agreement of such event.

      (c) A Controlling Class Representative may at any time resign as such by giving written notice to the Certificate Administrator and to each Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class. The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled to remove any existing Controlling Class Representative by giving written notice to the Certificate Administrator and to such existing Controlling Class Representative.

      (d) Once a Controlling Class Representative has been selected pursuant to this Section 3.23, each of the parties to this Agreement and each Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of the Controlling Class, by aggregate Certificate Principal Balance, or such Controlling Class Representative, as applicable, shall have notified the Certificate Administrator and each other party to this Agreement and each Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class, in writing, of the resignation or removal of such Controlling Class Representative.

      (e) Any and all expenses of the Controlling Class Representative shall be borne by the Holders (or, if applicable, the Certificate Owners) of Certificates of the Controlling Class, pro rata according to their respective Percentage Interests in such Class, and not by the Trust. Notwithstanding the foregoing, if a claim is made against the Controlling Class Representative by a Borrower with respect to this Agreement or any particular Mortgage Loan, the Controlling Class Representative shall immediately notify the Certificate Administrator , the Master Servicer and the Special Servicer, whereupon (if the Special Servicer, the Master Servicer or the Trust are also named parties to the same action and, in the sole judgment of the Special Servicer, (i) the Controlling Class Representative had acted in good faith, without negligence or willful misfeasance with regard to the particular matter, and (ii) there is no potential for the Special Servicer or the Trust to be an adverse party in such action as regards the Controlling Class Representative) the Special Servicer on behalf of the Trust shall, subject to Section 6.03, assume the defense of any such claim against the Controlling Class Representative. This provision shall survive the termination of this Agreement and the termination or resignation of the Controlling Class Representative.

      SECTION 3.24. Certain Rights and Powers of the Controlling Class Representative.

      (a) The Controlling Class Representative will be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer, and notwithstanding anything in any other Section of this Agreement to the contrary, but in all cases subject to Section 3.24(b), the Special Servicer will not be permitted to take any of the following actions unless and until it has notified the Controlling Class Representative in writing and the Controlling Class Representative has not objected in writing within ten Business Days of having been notified thereof in writing and having been provided with all reasonably requested information with respect thereto (provided that if such written objection has not been received by the Special Servicer within such ten Business Day period, then the Controlling Class Representative's approval will be deemed to have been given):

      (i) any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

      (ii) any modification, amendment or waiver of a monetary term (including the timing of payments) or any material non-monetary term of a Specially Serviced Mortgage Loan;

      (iii) any proposed sale of a Defaulted Mortgage Loan or REO Property (other than in connection with the termination of the Trust Fund) for less than the Purchase Price;

      (iv) any acceptance of a discounted payoff with respect to a Specially Serviced Mortgage Loan;

      (v) any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

      (vi) any release of collateral for a Specially Serviced Mortgage Loan (other than in accordance with the terms of, or upon satisfaction of, such Mortgage Loan);

      (vii) any acceptance of substitute or additional collateral for a Specially Serviced Mortgage Loan (other than in accordance with the terms of such Mortgage Loan);

      (viii) any waiver of a "due-on-sale" or "due-on-encumbrance" clause with respect to any Mortgage Loan; and

      (ix) any acceptance of an assumption agreement releasing a borrower from liability under a Mortgage Loan;

provided that, in the event that the Special Servicer determines that immediate action is necessary to protect the interests of the Certificateholders (as a collective whole), the Special Servicer may take any such action without waiting for the Controlling Class Representative's response.

      In addition, the Controlling Class Representative may direct the Special Servicer to take, or to refrain from taking, such actions as the Controlling Class Representative may deem advisable or as to which provision is otherwise made herein subject to Section 3.24(b). Upon reasonable request, the Special Servicer shall provide the Controlling Class Representative with any information in the Special Servicer's possession with respect to such matters, including, without limitation, its reasons for determining to take a proposed action; provided that such information shall also be provided, in a written format, to the Certificate Administrator, who shall make it available for review pursuant to Section 8.12(b).

      The Master Servicer or the Special Servicer, as applicable shall notify the Controlling Class Representative of any release or substitution of collateral for a Mortgage Loan even if such release or substitution is in accordance with such Mortgage Loan.

      (b) Notwithstanding anything herein to the contrary, (i) the Special Servicer shall not have any right or obligation to consult with or to seek and/or obtain consent or approval from any Controlling Class Representative prior to acting, and provisions of this Agreement requiring such shall be of no effect, during the period prior to the initial selection of a Controlling Class Representative and, if any Controlling Class Representative resigns or is removed, during the period following such resignation or removal until a replacement is selected and (ii) no advice, direction or objection from or by the Controlling Class Representative, as contemplated by Section 3.24(a), may (and the Special Servicer shall ignore and act without regard to any such advice, direction or objection that the Special Servicer has determined, in its reasonable, good faith judgment, would) (A) require or cause the Special Servicer to violate applicable law, the terms of any Mortgage Loan, any other Section of this Agreement or any provision the REMIC Provisions, including the Special Servicer's obligation to act in accordance with the Servicing Standard,
(B) result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, (C) expose the Trust, the Depositor, the Master Servicer, the Special Servicer, any Fiscal Agent, the Tax Administrator, the Certificate Administrator or the Trustee, or any of their respective Affiliates, officers, directors, employees or agents, to any material claim, suit or liability, or (D) materially expand the scope of the Special Servicer's responsibilities under this Agreement.

      Furthermore, the Special Servicer shall not be obligated to obtain the approval of the Controlling Class Representative for any actions to be taken by the Special Servicer with respect to any particular Mortgage Loan if (i) the Special Servicer has, in accordance with Section 3.24(a), notified the Controlling Class Representative in writing of the various actions that the Special Servicer proposes to take with respect to the work-out or liquidation of such Mortgage Loan and (ii) for 60 days following the first such notice, the Controlling Class Representative has objected to all of those proposed actions and has failed to suggest any alternative actions that the Special Servicer considers to be consistent with the Servicing Standard.

      (c) The Controlling Class Representative will have no liability to the Trust or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment. Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates or an interest therein, that the Controlling Class Representative may have special relationships and interests that conflict with those of Holders of one or more Classes of Certificates, that the Controlling Class Representative may act solely in the interests of the Holders of the Controlling Class, that the Controlling Class Representative does not have any duties to the Holders and Certificate Owners of any Class of Certificates other than the Controlling Class, that the Controlling Class Representative may take actions that favor interests of the Holders of the Controlling Class over the interests of the Holders of one or more other Classes of Certificates, and that the Controlling Class Representative shall have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Controlling Class Representative, any Holder, of the Controlling Class or any director, officer, employee, agent or principal thereof for having so acted.

                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

      SECTION 4.01.     Distributions.

      (a) On each Distribution Date, the Certificate Administrator shall apply amounts on deposit in the Distribution Account for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of the Standard Available Distribution Amount for such Distribution Date:

      first, to make distributions of interest to the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates and the Holders of the Class X Certificates, up to, and pro rata as among such Classes of Certificateholders based on, their respective Current Interest Distribution Amounts for such Distribution Date;

      second, to make distributions of interest to the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates and the Holders of the Class X Certificates, up to, and pro rata as among such Classes of Certificateholders based on, their respective Carryforward Interest Distribution Amounts for such Distribution Date;

      third, to make distributions of principal to the Holders of the Class A-1 Certificates and/or the Holders of the Class A-2 Certificates as follows--

      (i) prior to the occurrence of the Final Distribution Date or any Senior Principal Distribution Cross-Over Date, sequentially to the Holders of the Class A-1 Certificates, up to their Principal Distribution Amount for such Distribution Date, and then to the Holders of the Class A-2 Certificates, up to their Principal Distribution Amount for such Distribution Date, and

      (ii) on and after the occurrence of any Senior Principal Distribution Cross-Over Date, and in any event on the Final Distribution Date, to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, up to, and pro rata as between such Classes of Certificateholders based on, their respective Principal Distribution Amounts for such Distribution Date; and

      fourth, to reimburse the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates for any Unfunded Principal Balance Reductions previously incurred thereby, up to, and pro rata as between such Classes of Certificateholders based on, their respective Loss Reimbursement Amounts for such Distribution Date.

      (b) On each Distribution Date, following the distributions on the Senior Certificates to be made on such date pursuant to Section 4.01(a), the Certificate Administrator shall apply any amounts remaining on deposit in the Distribution Account to make distributions to the Holders of the respective Classes of the Subordinate Principal Balance Certificates, in the following order and, in the case of each such Class of Subordinate Principal Balance Certificates, up to the lesser of (i) the total of the Current Interest Distribution Amount, the Carryforward Interest Distribution Amount, the Principal Distribution Amount and the Loss Reimbursement Amount with respect to such Class of Certificates for such Distribution Date and (ii) the remaining portion of the Standard Available Distribution Amount for such Distribution
Date: first, to the Holders of the Class B Certificates; second, to the Holders of the Class C Certificates; third, to the Holders of the Class D Certificates; fourth, to the Holders of the Class E Certificates; fifth, to the Holders of the Class F Certificates; sixth, to the Holders of the Class G Certificates; seventh, to the Holders of the Class H Certificates; eighth, to the Holders of the Class J Certificates; ninth, to the Holders of the Class K Certificates; tenth, to the Holders of the Class L Certificates; eleventh, to the Holders of the Class M Certificates; twelfth, to the Holders of the Class N Certificates; and, thirteenth, to the Holders of the Class P Certificates. Amounts distributable to the Holders of any Class of Subordinate Principal Balance Certificates on any Distribution Date pursuant to this Section 4.01(b) shall be applied:

      first, to make distributions of interest to the Holders of such Class of Certificates, up to their Current Interest Distribution Amount for such Distribution Date;

      second, to make distributions of interest to the Holders of such Class of Certificates, up to their Carryforward Interest Distribution Amount for such Distribution Date;

      third, to make distributions of principal to the Holders of such Class of Certificates, up to their Principal Distribution Amount for such Distribution Date; and

      fourth, to reimburse the Holders of such Class of Certificates for any Unfunded Principal Balance Reductions previously incurred thereby, up to their Loss Reimbursement Amount for such Distribution Date.

      (c) On each Distribution Date, following the distributions on the REMIC III Regular Interest Certificates to be made on such date pursuant to Sections 4.01(a) and 4.01(b), the Certificate Administrator shall apply any portion of the Standard Available Distribution Amount for such Distribution Date then remaining on deposit in the Distribution Account for one of the following purposes:

      (i) if a liquidation of any defaulted Mortgage Loan or REO Property occurred during the most recently ended Collection Period, and if such Distribution Date is not the Final Distribution Date, to make a deposit to the Gain on Sale Reserve Fund in the full amount of any such remaining portion of the Standard Available Distribution Amount for such Distribution Date; and

      (ii) if a liquidation of any defaulted Mortgage Loan or REO Property did not occur during the most recently ended Collection Period, or if such Distribution Date is the Final Distribution Date, to make a distribution to the Holders of the Class R Certificates in the full amount of any such remaining portion of the Standard Available Distribution Amount for such Distribution Date.

      (d) On each Distribution Date, the Certificate Administrator shall apply, for the following purposes and in the following order of priority, any amount then on deposit in the Distribution

Account that represents a Prepayment Premium or Yield Maintenance Charge collected with respect to any Mortgage Loan as of the end of the related Collection Period:

      first, to make distributions of additional interest to the Holders of the respective Classes of the Yield Maintenance Certificates, up to, and pro rata as among such Classes of Certificateholders based on, their respective applicable Additional Yield Amounts; and

      second, to make distributions of additional interest to the Holders of the Class X Certificates, up to the remaining portion, if any, of such Prepayment Premium or Yield Maintenance Charge, as the case may be.

      For purposes of determining the portion of any Prepayment Premium or Yield Maintenance Charge that is distributable to the Holders of any Class of Yield Maintenance Certificates on any Distribution Date, the applicable "Additional Yield Amount" shall be an amount equal to the product of: (i) the amount of such Prepayment Premium or Yield Maintenance Charge, as the case may be, that is so distributable; multiplied by (ii) a fraction (not greater than one or less than zero), the numerator of which is equal to the excess, if any, of (A) the Pass-Through Rate applicable to such Class of Yield Maintenance Certificates for the corresponding Interest Accrual Period, over (B) the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of (X) the Mortgage Rate for the Mortgage Loan in respect of which such Prepayment Premium or Yield Maintenance Charge, as the case may be, was received, over (Y) the relevant Discount Rate; multiplied by (iii) a fraction (not greater than one or less than zero), the numerator of which is equal to the Principal Distribution Amount with respect to such Class of Yield Maintenance Certificates for such Distribution Date, and the denominator of which is equal to the Total Principal Distribution Amount for such Distribution Date.

      For purposes of determining the portion of any Prepayment Premium or Yield Maintenance Charge that is distributable to the Holders of any Class of Yield Maintenance Certificates on any Distribution Date, the relevant "Discount Rate" shall be a rate determined by the Certificate Administrator, in good faith, equal to the average yield for "This Week", as most recently reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519), for the constant maturity treasury having a maturity coterminous with such remaining term to maturity date (or, if the applicable prepaid Mortgage Loan was an ARD Loan, coterminous with the remaining term to the Anticipated Repayment Date) of the applicable prepaid Mortgage Loan as of the Determination Date immediately prior to such Distribution Date. If there is no Discount Rate for instruments having a maturity coterminous with such remaining term (to maturity or Anticipated Repayment Date, as applicable) of the applicable prepaid Mortgage Loan, then the relevant "Discount Rate" shall be a rate equal to the interpolation of the yields of the constant maturity treasuries with maturities next longer and shorter than such remaining term (to maturity or Anticipated Repayment Date, as applicable).

      (e) On each Distribution Date, the Certificate Administrator shall withdraw from the Distribution Account any amounts then on deposit in the Class Y Sub-Account of the Distribution Account that represent Post-ARD Additional Interest collected in respect of the ARD Loans during or prior to the related Collection Period and shall distribute such amounts to the Holders of the Class Y Certificates.

      (f) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the Holders of such Certificates based on their respective Percentage Interests. Except as otherwise provided below, all such distributions made with respect to each Class of Certificates on each Distribution Date shall be made to the Holders of such

Certificates of record at the close of business on the related Record Date and, in the case of each such Holder, shall be made by wire transfer of immediately available funds to the account thereof at a bank or other entity having appropriate facilities therefor, if such Holder shall have provided the Trustee or the Certificate Administrator with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), and otherwise shall be made by check mailed to the address of such Holder as it appears in the Certificate Register. The final distribution on each Certificate (determined, in the case of a Principal Balance Certificate, without regard to any possible future reimbursement of any portion of a previously incurred Unfunded Principal Balance Reduction allocable to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Any distribution that is to be made with respect to a Principal Balance Certificate in reimbursement of any portion of an Unfunded Principal Balance Reduction allocable to such Certificate, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Holder that surrendered such Certificate at the last address set forth for such Holder in the Certificate Register or at any other address of which the Trustee was subsequently notified in writing.

      (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the related Certificate Owners that it represents and to each indirect participating brokerage firm for which it acts as agent. Each such indirect participating brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the parties hereto shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under the Letter of Representations among the Depositor, the Trustee and the initial Depository, a copy of which Letter of Representations is attached hereto as Exhibit C.

      (h) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of their Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts previously distributed on the Certificates in accordance with this Agreement.

      (i) Except as otherwise provided in Section 9.01, whenever the Certificate Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date (such final distribution to be determined, in the case of a Class of Principal Balance Certificates, without regard to any possible future reimbursement of any portion of a previously incurred Unfunded Principal Balance Reduction in respect of such Class), the Certificate Administrator shall, as promptly as possible (and, in any event, no later than two Business Days) after the related Determination Date, mail to each Holder of such Class of Certificates of record on such date a notice to the effect that:

      (i) the Certificate Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar or at such other location therein specified, and

      (ii) no interest shall accrue on such Certificates from and after the end of the Interest Accrual Period for such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and credited to, and shall be held uninvested in trust in, the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(i) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Certificate Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, then the Certificate Administrator, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If any Certificates as to which notice has been given pursuant to this Section 4.01(i), shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, then, subject to applicable escheat laws, the Certificate Administrator shall distribute to the Class R Certificateholders all unclaimed funds.

      (j) Notwithstanding any other provision of this Agreement, the Certificate Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Certificate Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Certificate Administrator does withhold any amount from payments or advances of interest or original issue discount to any Certificateholder pursuant to federal withholding requirements, the Certificate Administrator shall indicate the amount withheld to such Certificateholder.

      (k) All distributions of interest made with respect to the Class X Certificates on each Distribution Date pursuant to clause first of Section 4.01(a) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as interest with respect to the various REMIC II Regular Interests, up to, and pro rata as among the REMIC II Regular Interests based on, the Class X Portion of the Current Interest Distribution Amount with respect to each such REMIC II Regular Interest for such Distribution Date. All distributions of interest made with respect to the Class X Certificates on each Distribution Date pursuant to clause second of Section 4.01(a) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as interest with respect to the various REMIC II Regular Interests, up to, and pro rata as among the REMIC II Regular Interests based on, the Class X Portion of the Carryforward Interest Distribution Amount with respect to each such REMIC II Regular Interest for such Distribution Date. In addition, all distributions of additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) made with respect to the Class X Certificates on each Distribution Date pursuant to Section 4.01(d) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) with respect to the various REMIC II Regular Interests, pro rata in accordance with the respective amounts of principal deemed distributed with respect to each such REMIC II Regular Interest for such Distribution Date as provided in the following paragraph.

      All distributions made with respect to each Class of Principal Balance Certificates on each Distribution Date pursuant to Section 4.01(a), Section 4.01(b) or Section 4.01(d) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date with respect to the Corresponding REMIC II Regular Interest for such Class of Certificates. In each case, if such distribution on any such Class of Principal Balance Certificates was a distribution of interest, of principal, of additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) or in reimbursement of any related Unfunded Principal Balance Reductions with respect to such Class of Certificates, then the corresponding distribution deemed to be made on the Corresponding REMIC II Regular Interest for such Class of Certificates pursuant to the preceding sentence shall be deemed also to be a distribution of interest, of principal, of additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) or in reimbursement of any related Unfunded Principal Balance Reductions with respect to such REMIC II Regular Interest.

      The actual distributions made by the Certificate Administrator on each Distribution Date with respect to the Certificates pursuant to Section 4.01(a),
Section 4.01(b), Section 4.01(c) (to the extent such distributions relate to the REMIC III Residual Interest) or Section 4.01(d), as applicable, shall be deemed to have been so made from the amounts deemed distributed with respect to the REMIC II Regular Interests on such Distribution Date pursuant to this
Section 4.01(k). Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 4.01(k), actual distributions of funds from the Distribution Account shall be made only in accordance with
Section 4.01(a), Section 4.01(b), Section 4.01(c), Section 4.01(d) or Section 4.01(e), as applicable.

      (l) On each Distribution Date, immediately prior to making any actual distributions on the Certificates pursuant to Section 4.01(a), Section 4.01(b) or Section 4.01(c), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to Section 4.01(k), the Certificate Administrator shall be deemed to have made out of the Standard Available Distribution Amount for such Distribution Date, the following distributions to REMIC II in the following order of priority, in each case to the extent of the remaining portion of such Standard Available Distribution Amount:

      first, distributions of interest with respect to all of the REMIC I Regular Interests, up to, and pro rata as among the REMIC I Regular Interests based on, their respective Current Interest Distribution Amounts for such Distribution Date;

      second, distributions of interest with respect to all of the REMIC I Regular Interests, up to, and pro rata as among the REMIC I Regular Interests based on, their respective Carryforward Interest Distribution Amounts for such Distribution Date;

      third, distributions of principal with respect to all of the REMIC I Regular Interests, up to, and pro rata as among the REMIC I Regular Interests based on, their respective Principal Distribution Amounts for such Distribution Date; and

      fourth, reimbursements of Unfunded Principal Balance Reductions with respect to all of the REMIC I Regular Interests (including any REMIC I Regular Interests whose Uncertificated Principal Balances have previously been reduced to zero), up to, and pro rata as among the REMIC I Regular Interests based on, their respective Loss Reimbursement Amounts for such Distribution Date.

      In addition, on each Distribution Date, immediately prior to making any actual distributions on the REMIC III Regular Interest Certificates pursuant to
Section 4.01(d), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to Section 4.01(k), the Certificate Administrator shall be deemed to have distributed to REMIC II each Prepayment Premium and Yield Maintenance Charge then on deposit in the Distribution Account that was received on any Mortgage Loan or REO Mortgage Loan during or prior to the related Collection Period, such distribution to be deemed made with respect to the REMIC I Regular Interest that relates to such Mortgage Loan or REO Mortgage Loan, as the case may be.

      The distributions deemed made by the Certificate Administrator on each Distribution Date with respect to the REMIC II Regular Interests pursuant to
Section 4.01(k), as well as the distributions actually made by the Certificate Administrator on each Distribution Date with respect to the Certificates pursuant to Section 4.01(a), Section 4.01(b), Section 4.01(c) (to the extent such distributions relate to the REMIC II Residual Interest or the REMIC III Residual Interest) or Section 4.01(d), shall be deemed to have been so made from the amounts deemed distributed with respect to the REMIC I Regular Interests on such Distribution Date pursuant to this Section 4.01(l). Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 4.01(l), actual distributions of funds from the Distribution Account shall be made only in accordance with Section 4.01(a),
Section 4.01(b), Section 4.01(c), Section 4.01(d) or Section 4.01(e), as applicable.

      SECTION 4.02.     Statements to Certificateholders; Certain Other Reports.

      (a) Based solely on information provided to the Certificate Administrator by the Master Servicer and the Special Servicer pursuant to Sections 3.12, 4.02(b) and 4.02(c), the Certificate Administrator shall prepare (or cause to be prepared) and, on each Distribution Date, provide or make available electronically (or, upon request, by first class mail) to the Depositor, the Master Servicer, the Special Servicer, the Mortgage Loan Sellers, the Underwriters, the Rating Agencies, the Controlling Class Representative, each Certificateholder and, to the extent that the Certificate Administrator has in accordance with Section 5.06(b) confirmed the Ownership Interest in the Certificates held thereby, each Certificate Owner a statement substantially in the form of, and containing the information set forth in, Exhibit E-1 hereto (the "Distribution Date Statement"), detailing the distributions on such Distribution Date and the performance, both in the aggregate and individually to the extent available, of the Mortgage Loans and the Mortgaged Properties; provided that the Certificate Administrator need not deliver to the Depositor, the Master Servicer, the Special Servicer, the Mortgage Loan Sellers, the Underwriters, the Rating Agencies or the Controlling Class Representative any Distribution Date Statement that has been made available via the Certificate Administrator's Internet Website as provided below; and provided, further, that the Certificate Administrator has no affirmative obligation to discover the identities of Certificate Owners and need only react to Persons claiming to be Certificate Owners in accordance with
Section 5.06.

      On each Distribution Date, the Certificate Administrator shall also provide or make available electronically (or, upon request, by first class mail) to each Certificateholder (and each Certificate Owner that is receiving a Distribution Date Statement on such Distribution Date), at the same time that the Distribution Date Statement is delivered thereto, the Collateral Summary File, the Bond File and, to the extent received by the Certificate Administrator since the prior Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date), each other file and report comprising the CMSA Investor Reporting Package (excluding the Loan Set-Up File),

     On each Distribution Date, the Certificate Administrator shall provide or make available electronically (or, upon request, by first class mail) to the Depositor, the Mortgage Loan Sellers, the Underwriters, the Master Servicer, the Special Servicer, the Rating Agencies and the Controlling Class Representative, a copy of the following reports delivered to it by the Master Servicer pursuant to Section 3.12(d) since the preceding Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date): (i) the Delinquent Loan Status Report; (ii) the Historical Liquidation Report; (iii) the Historical Loan Modification Report; (iv) the REO Status Report; (v) the Servicer Watch List Report; (vi) the Comparative Financial Status Report and (vii) a report setting forth for the related Collection Period and on a cumulative basis all Realized Losses and itemized expenses and Advance Interest paid by the Trust. The Certificate Administrator shall provide or make available electronically on each Distribution Date (or, upon request, by first class mail) to the Depositor, the Master Servicer, the Special Servicer, the Rating Agencies, and the Controlling Class Representative, a copy of the Loan Periodic Update File containing information regarding each Mortgage Loan and the Property File containing information regarding each Mortgaged Property and REO Property as of the end of the related Collection Period. On each Distribution Date, the Certificate Administrator shall forward to the Controlling Class Representative a copy of each NOI Adjustment Worksheet received by the Certificate Administrator since the preceding Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date), in a form reasonably acceptable to the recipient.

      The Certificate Administrator shall have no obligation to provide the information or reports described in this Section 4.02(a) until it has received the requisite information or reports from the Master Servicer, and the Certificate Administrator shall not be in default hereunder due to a delay in providing the Certificateholder Reports caused by the Master Servicer's failure to timely deliver any information or reports hereunder. None of the Master Servicer, the Special Servicer, the Trustee or the Certificate Administrator shall be responsible for the accuracy or completeness of any information supplied to it by a Borrower or third party, and accepted by it in good faith, that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer, the Trustee or the Certificate Administrator, as applicable. None of the Trustee, the Certificate Administrator, the Master Servicer or the Special Servicer shall have any obligation to verify the accuracy or completeness of any information provided by a Borrower, a third party or each other.

      The Certificate Administrator shall make available each month, to Certificateholders, Certificate Owners, prospective investors and any other interested party, via the Certificate Administrator's Internet Website, in a downloadable format, all Distribution Date Statements and Unrestricted Servicer Reports (which in each case, if applicable will identify each Mortgage Loan by mortgage loan number and property name, if any) and, with the consent or at the direction of the Depositor, such other information regarding the Certificates and/or the Mortgage Loans as the Certificate Administrator may have in its possession; provided that, unless (i) the particular report or information has been filed with the Commission pursuant to Section 8.15 or (ii) the Depositor has notified the Certificate Administrator that SSB and Greenwich have sold the Non-Registered Certificates to unaffiliated third parties, access to such reports and information on the Certificate Administrator's Internet Website will be password protected to the same extent, and limited to the same Persons, as the Restricted Servicer Reports. After the Certificate Administrator shall have received the notice from the Depositor regarding the sale of the Non-Registered Certificates, as described in the preceding sentence, the Certificate Administrator shall make the Distribution Date Statement available to any interested party via its electronic bulletin board and fax-on-demand service. The Certificate Administrator shall make the Restricted Servicer Reports available each month, via the Certificate Administrator's Internet Website, to any Certificateholder, Certificate Owner, any Person identified by any Certificateholder or Certificate Owner as a prospective transferee of a Certificate or interest therein, any Underwriter, any Rating Agency, the Master Servicer, the Special Servicer, the Controlling Class Representative or any party hereto, with the use of a password provided by the Certificate Administrator to such person upon receipt by the Certificate Administrator from such Person of a certification substantially in the form of Exhibit L-1 or Exhibit L-2, as applicable; provided, however, that the Certificate Administrator shall provide such password to each party hereto, the Controlling Class Representative, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and each Rating Agency without requiring such certification. In addition, the Certificate Administrator is hereby directed and authorized to make available, as a convenience to interested parties (and not in furtherance of the distribution of the Prospectus or the Prospectus Supplement under the securities laws), this Agreement, the Prospectus and the Prospectus Supplement via the Certificate Administrator's Internet Website. The Certificate Administrator will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

      The Certificate Administrator's Internet Website shall be located at "www.chase.com/sfa" or at such other address as shall be specified by the Certificate Administrator from time to time in the Distribution Date Statement and in one or more written notices delivered to the other parties hereto, the Controlling Class Representative (if any), the Certificateholders and the Rating Agencies. In connection with providing access to the Certificate Administrator's Internet Website and electronic bulletin board, the Certificate Administrator may require registration and the acceptance of a disclaimer. The Certificate Administrator shall not be liable for the dissemination of information in accordance with this Agreement.

      The Certificate Administrator shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

      (b) On the third Business Day prior to the related Distribution Date, the Master Servicer shall deliver to the Certificate Administrator the Loan Periodic Update File, reflecting information as of the close of business on the last day of the Collection Period, in a mutually agreeable electronic format. Such Loan Periodic Update File and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Certificate Administrator for purposes of making the calculations and preparing the reports for which the Certificate Administrator is responsible pursuant to Section 4.01, this Section 4.02, Section 4.05 or any other section of this Agreement, as set forth in written specifications or guidelines issued by the Certificate Administrator from time to time. Such information may be delivered by the Master Servicer to the Certificate Administrator by telecopy or in such electronic or other form as may be reasonably acceptable to the Certificate Administrator and the Master Servicer. The Special Servicer shall from time to time (and, in any event, as may be reasonably required by the Master Servicer) provide the Master Servicer with such information in its possession regarding the Specially Serviced Mortgage Loans and REO Properties as may be necessary for the Master Servicer to prepare each report and any supplemental information to be provided by the Master Servicer to the Trustee and the Certificate Administrator .

      At or before 11:00 a.m. (New York City time) on the later of (i) the second Business Day following each Determination Date and (ii) the third Business Day prior to the related Distribution Date, the Master Servicer shall deliver or cause to be delivered to the Controlling Class Representative, in writing and on a computer-readable medium, in form reasonably acceptable to the recipient, including on a loan-by-loan basis, the following reports: (1) a Delinquent Loan Status Report, (2) an REO Status Report, (3) an Historical Loan Modification Report, (4) an Historical Liquidation Report, (5) a Comparative Financial Status Report, (6) the Loan Periodic Update File, (7) the Property File, (8) a

Servicer Watchlist, (9) the Financial File, and (10) a single report setting forth (but only to the extent not covered by any of the other reports in clause
(1) through (9) of this paragraph) the information specified in clause (i) through (vi) below (the amounts and allocation of payments, collections, fees and expenses with respect to Specially Serviced Mortgage Loans and REO Properties to be based upon the monthly reports to be delivered by the Special Servicer to the Master Servicer):

      (i) the aggregate amount that is to be transferred from the Collection Account to the Distribution Account on the related Master Servicer Remittance Date that is allocable to principal on or in respect of the Mortgage Loans and any REO Mortgage Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and (if different) the Total Principal Distribution Amount for the immediately succeeding Distribution Date;

      (ii) the aggregate amount that is to be transferred from the Collection Account to the Distribution Account on the related Master Servicer Remittance Date that is allocable to (A) interest on or in respect of the Mortgage Loans and any REO Mortgage Loans and (B) Prepayment Premiums and/or Yield Maintenance Charges;


      (iii) the aggregate amount of any P&I Advances (specifying the principal and interest portions thereof separately) to be made pursuant to Section
   4.03 of this Agreement that were made in respect of the immediately preceding Distribution Date;

      (iv) the amount of the Master Servicing Fees, Special Servicer Standby Fees, Special Servicing Fees, Workout Fees and Liquidation Fees with respect to the Mortgage Pool for the Collection Period ending on the related Determination Date, in each case payable to the Master Servicer, the Special Servicer and any Sub-Servicers retained by each;

      (v) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after the subject Distribution Date; and

      (vi) the aggregate amount of the Additional Trust Fund Expenses (broken down by type) withdrawn from the Collection Account during the Collection Period ending on the related Determination Date.

      The Master Servicer may, but is not required to, post certain reports relating to the Mortgage Loans to its Internet Website. Access to such Website will be password protected, unless otherwise agreed to by the Depositor.

      Notwithstanding the foregoing, the failure of the Master Servicer or Special Servicer to disclose any information otherwise required to be disclosed pursuant to this Section 4.02(b) or Section 4.02(c) shall not constitute a breach of this Section 4.02(b) or of Section 4.02(c) to the extent the Master Servicer or the Special Servicer so fails because such disclosure, in the reasonable belief of the Master Servicer or the Special Servicer, as the case may be, would violate any applicable law or any provision of a Mortgage Loan document prohibiting disclosure of information with respect to the Mortgage Loans or the Mortgaged Properties. The Master Servicer or the Special Servicer may affix to any information provided by it any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

      (c) Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall prepare, or cause to be prepared, and mail to each Person who at any time during the calendar year was a Certificateholder (i) a statement containing the aggregate information set forth on page 2 of the Distribution Date Statement hereto for such calendar year or applicable portion thereof during which such person was a Certificateholder and (ii) such other customary information as the Certificate Administrator deems necessary or desirable for Certificateholders to prepare their federal, state and local income tax returns, including the amount of original issue discount accrued on the Certificates, if applicable. The obligations of the Certificate Administrator in the immediately preceding sentence shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code. As soon as practicable following the request of any Certificateholder in writing, the Certificate Administrator shall furnish to such Certificateholder such information regarding the Mortgage Loans and the Mortgaged Properties as such Certificateholder may reasonably request and, as has been furnished to, or may otherwise be in the possession of, the Certificate Administrator. The Master Servicer and the Special Servicer shall promptly provide to the Depositor, the Tax Administrator, the Certificate Administrator and the Trustee such information regarding the Mortgage Loans and the Mortgaged Properties as such party may reasonably request and at the requesting party's expense, and that has been furnished to, or may otherwise be in the possession of, the Master Servicer or the Special Servicer, as the case may be.

      (d) The Master Servicer, to the extent the Master Servicer and the Special Servicer are not the same Person, shall have no obligation to provide information or reports required pursuant to this Agreement with respect to Specially Serviced Mortgage Loans and REO Properties until it has received the requisite information or reports from the Special Servicer, and the Master Servicer shall not be in default hereunder due to a delay in providing such information or reports caused by the Special Servicer's failure to deliver the requisite information or reports.

      SECTION 4.03.     P&I Advances.

      (a) On or before each P&I Advance Date, the Master Servicer shall, subject to Section 4.03(c), either (i) deposit into the Distribution Account from its own funds an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Collection Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make P&I Advances, or
(iii) make P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made; provided that if Late Collections of any of the delinquent principal and/or interest in respect of which it is to make P&I Advances on any P&I Advance Date are then on deposit in the Collection Account, the Master Servicer shall use such Late Collections (net of any Master Servicing Fees, Special Servicer's Standby Fees and Workout Fees payable therefrom) to make such P&I Advances. Any amounts held in the Collection Account for future distribution and so used to make P&I Advances (other than the Late Collections of the delinquent principal and/or interest contemplated by the proviso to the preceding sentence) shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Collection Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and/or interest in respect of which such P&I Advances were made). If, as of 3:30 p.m., New York City time, on any P&I Advance Date, the Master Servicer shall not have made any P&I Advance required to be made on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance pursuant to Section 4.03(c) or shall not have remitted any portion of the Master Servicer Remittance Amount required to be remitted on such date, then the Certificate

Administrator shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no. (215) 328-3478 (or such alternative number provided by the Master Servicer to the Certificate Administrator in writing), with a copy to the Trustee to telecopy no. (410) 884-2360 (or such alternative number provided by the Trustee to the Certificate Administrator in writing), and by telephone to the Master Servicer at telephone no. (215) 328-1258 (or such alternative number provided by the Master Servicer to the Certificate Administrator in writing) as soon as possible, but in any event before 5:00 p.m., New York City time, on such P&I Advance Date. If, after such notice, the Certificate Administrator does not receive the full amount of such P&I Advances by 11:00 a.m. (New York City time) on the related Distribution Date, then, unless the Trustee determines that such Advance would be a Nonrecoverable P&I Advance if made, the Trustee shall make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such P&I Advance Date.

      (b) The aggregate amount of P&I Advances to be made by the Master Servicer in respect of any Distribution Date, subject to Section 4.03(c) below, shall equal the aggregate of all Monthly Payments (other than Balloon Payments) and any Assumed Monthly Payments, in each case net of any related Master Servicing Fees, Special Servicer's Standby Fees and Workout Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans (including Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Mortgage Loans on their respective Due Dates during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related Borrower or otherwise collected as of the close of business on the related Determination Date; provided that, if an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then the interest portion of any P&I Advance required to be made in respect of such Required Appraisal Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance that would otherwise be required to be made in respect of such Required Appraisal Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which shall equal the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date, net of the related Appraisal Reduction Amount, and the denominator of which shall equal the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date; and provided, further, that the Holders of Certificates representing a majority of the Voting Rights allocated to the most subordinate Class of Principal Balance Certificates (other than the Class A, Class B, Class C, Class D, Class E, Class F or Class G Certificates) will be entitled, to the extent that it does not adversely affect the distributions with respect to any more senior Class of Certificates, to elect (by written notice to the Master Servicer, Certificate Administrator and the Trustee three Business Days prior to the related P&I Advance Date) not to receive the benefits of P&I Advances pursuant to this Section 4.03 on any particular Distribution Date, in which case each P&I Advance that would otherwise be made pursuant to this Section
4.03 on the related P&I Advance Date will be reduced by that portion thereof (calculated as described in the next sentence) that would otherwise be distributable on such Class of Certificates on such Distribution Date. If the Holders of Certificates representing a majority of the Voting Rights allocated to the most subordinate Class of Principal Balance Certificates (other than the Class A, Class B, Class C, Class D, Class E, Class F or Class G Certificates) elect with respect to any Distribution Date to forego the benefits of P&I Advances in accordance with the second proviso to the preceding sentence, then
(i) the interest portion of each P&I Advance to be made pursuant to this
Section 4.03 shall be reduced by an amount equal to the product of (A) the amount of the interest portion of such P&I Advance that would otherwise be required without regard to such election or any related Appraisal Reduction Amount, multiplied by (B) a fraction, the numerator of which is equal to the Current Interest

Distribution Amount with respect to such Class of Principal Balance Certificates for such Distribution Date, and the denominator of which is the aggregate Current Interest Distribution Amount with respect to all the Classes of REMIC III Regular Interest Certificates for such Distribution Date, and (ii) the principal portion of each P&I Advance to be made pursuant to this Section
4.03 shall be reduced by an amount equal to the product of (X) the amount of the principal portion of such P&I Advance that would otherwise be required without regard to such election, multiplied by (Y) a fraction, the numerator of which is equal to the Principal Distribution Amount with respect to such Class of Principal Balance Certificates for such Distribution Date (without regard to such election), and the denominator of which is equal to the Total Principal Distribution Amount for such Distribution Date (without regard to such election); provided that such reductions in the P&I Advances to be made pursuant to this Section 4.03 with respect to such Distribution Date may not result in the Standard Available Distribution Amount for such Distribution Date being less than the total of all payments distributable in respect of all more senior Classes of Certificates on such date pursuant to Sections 4.01(a) and 4.01(b); and provided, further, that no such reductions in any P&I Advance to be made pursuant to this Section 4.03 shall be in addition to the reduction therein caused by an Appraisal Reduction Amount for the related Mortgage Loan or REO Loan, but rather the applicable reduction to such P&I Advance shall equal the greater of the reduction resulting from such election and the reduction resulting from such Appraisal Reduction Amount.

      (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer (or, if applicable, the Trustee or any Fiscal Agent) that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be made by such Person in its reasonable, good faith judgment and shall be evidenced by an Officer's Certificate delivered to the Depositor, to the Special Servicer, to the Controlling Class Representative and, if made by the Master Servicer, to the Trustee (on or before the related P&I Advance Date in the case of a proposed P&I Advance), setting forth the basis for such determination, accompanied by a copy of an Appraisal of the related Mortgaged Property or REO Property performed within the 12 months preceding such determination by a Qualified Appraiser, if available, and further accompanied by any other information, including engineers' reports, environmental surveys or similar reports, that the Person making such determination may have obtained and that support such determination. The Trustee and any Fiscal Agent shall be entitled to conclusively rely on any nonrecoverability determination made by the Master Servicer with respect to a particular P&I Advance. The Special Servicer shall promptly furnish any party required to make P&I Advances hereunder with any information in its possession regarding the Specially Serviced Mortgage Loans and REO Properties as such party required to make P&I Advances may reasonably request.

      (d) The Master Servicer, the Trustee and any Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each P&I Advance made thereby (with its own funds), for so long as such P&I Advance is outstanding. Such interest with respect to any P&I Advance shall be payable during the Collection Period in which such Advance is reimbursed: (i) first, out of any Default Charges collected with respect to the entire Mortgage Pool during such Collection Period; and (ii) then, such Advance is reimbursed, but only if and to the extent that such Default Charges are insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and REO Properties on deposit in the Collection Account. The Master Servicer shall reimburse itself, the Trustee or any Fiscal Agent, as applicable, for any outstanding P&I Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Collection Account, and in no event shall interest accrue in accordance with this Section 4.03(d) on any P&I Advance as to which the corresponding Late Collection was received as of the related P&I Advance Date. The Master Servicer shall not be entitled to Advance Interest to the extent a payment is received but is being held by the Master Servicer in suspense.

      SECTION 4.04. Allocation of Realized Losses and Additional Trust Fund Expenses.

      (a) On each Distribution Date, following the distributions to Certificateholders to be made on such date pursuant to Sections 4.01(a) and 4.01(b), the Certificate Administrator shall determine the amount, if any, by which (i) the then aggregate of the Class Principal Balances of all the Classes of Principal Balance Certificates, exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Class Principal Balances of the Class P, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates shall be reduced sequentially, in that order, until such excess is reduced to zero; provided that, no such Class of Certificates shall have its Class Principal Balance reduced unless and until the Class Principal Balance of each other Class of Certificates, if any, listed in front of it has been reduced to zero; and provided, further, that if after the foregoing reductions, the amount described in clause (i) of the preceding sentence still exceeds the amount described in clause (ii) of such sentence, then the respective Class Principal Balances of the Class A-1 and Class A-2 Certificates shall be reduced on a pro rata basis in accordance with the relative sizes of such Class Principal Balances, until any such remaining excess is reduced to zero. All such reductions in the Class Principal Balances of the respective Classes of the Principal Balance Certificates shall constitute allocations of Realized Losses and Additional Trust Fund Expenses.

      (b) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC II Regular Interests on such date pursuant to
Section 4.01(k), the Certificate Administrator shall determine the amount, if any, by which (i) the then aggregate Uncertificated Principal Balance of the REMIC II Regular Interests, exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Uncertificated Principal Balances of REMIC II Regular Interest P, REMIC II Regular Interest N, REMIC II Regular Interest M, REMIC II Regular Interest L, REMIC II Regular Interest K, REMIC II Regular Interest J, REMIC II Regular Interest H, REMIC II Regular Interest G, REMIC II Regular Interest F, REMIC II Regular Interest E, REMIC II Regular Interest D, REMIC II Regular Interest C and REMIC II Regular Interest B, shall be reduced sequentially, in that order, until such excess is reduced to zero; provided that, no such REMIC II Regular Interest shall have its Uncertificated Principal Balance reduced unless and until the Uncertificated Principal Balance of each other REMIC II Regular Interest, if any, listed in front of it has been reduced to zero; and provided, further, that if after the foregoing reductions, the amount described in clause (i) of the preceding sentence still exceeds the amount described in clause (ii) of such sentence, then the respective Uncertificated Principal Balances of REMIC II Regular Interest A-1 and REMIC II Regular Interest A-2 shall be reduced on a pro rata basis in accordance with the relative sizes of such Uncertificated Principal Balances, until any such remaining excess is reduced to zero. All such reductions in the Uncertificated Principal Balances of the respective REMIC II Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

      (c) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Regular Interests pursuant to Section 4.01(l), the Uncertificated Principal Balance of each REMIC I Regular Interest (after taking account of such deemed distributions) shall be reduced to the extent necessary to equal the Stated Principal Balance of the related Mortgage Loan or

REO Mortgage Loan, as the case may be (or, if applicable in cases involving the substitution of multiple Replacement Mortgage Loans, the aggregate Stated Principal Balance of each and every related Mortgage Loan and/or REO Mortgage Loan, as the case may be), that will be outstanding immediately following such Distribution Date. All such reductions in the Uncertificated Principal Balances of the respective REMIC I Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

      SECTION 4.05.     Calculations.

      The Certificate Administrator shall, provided it receives the necessary information from the Master Servicer and/or Special Servicer, be responsible for performing all calculations necessary in connection with the actual and deemed distributions to be made pursuant to Section 4.01, the preparation of the Distribution Date Statements pursuant to Section 4.02(a) and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to Section 4.04. The Certificate Administrator shall calculate the Standard Available Distribution Amount for each Distribution Date and shall allocate such amount among Certificateholders in accordance with this Agreement. Absent actual knowledge of an error therein, the Certificate Administrator shall have no obligation to recompute, recalculate or otherwise verify any information provided to it by the Master Servicer. The calculations by the Certificate Administrator contemplated by this Section 4.05 shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

      SECTION 4.06.     Appointment of Certificate Administrator.

      The Trustee may, at its own expense, appoint any Person with appropriate experience as a paying agent and securities administrator to act as Certificate Administrator hereunder; provided that, in the absence of any other Person appointed in accordance herewith acting as Certificate Administrator, the Trustee agrees to act in such capacity in accordance with the terms hereof. The appointment of a Certificate Administrator shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of the Certificate Administrator. The Trustee shall cause any such Certificate Administrator appointed by it to execute and deliver to the Trustee an instrument in which such Certificate Administrator shall agree to act in such capacity in accordance with the obligations and responsibilities provided for herein. The Certificate Administrator shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05(b), 8.05(c) and 8.05(e) shall apply to the Certificate Administrator to the same extent that they apply to the Trustee. Any Certificate Administrator appointed in accordance with this Section 4.06 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Certificate Administrator appointed in accordance with this Section 4.06 by giving written notice of termination to such Certificate Administrator, the Master Servicer, the Special Servicer and the Depositor.

                                   ARTICLE V

                               THE CERTIFICATES

      SECTION 5.01.     The Certificates.

      (a) The Certificates will be substantially in the respective forms attached hereto as Exhibits A-1 through A-6; provided, however, that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Class X, Class A, Class B, Class C, Class D, Class E, Class F and Class G Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The REMIC III Regular Interest Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances (or, in the case of the Class X Certificates, initial Certificate Notional Amounts) as of the Closing Date of: (i) in the case of the Class X Certificates, $1,000,000 and any whole dollar denomination in excess thereof; (ii) in the case of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates, $10,000 and any whole dollar denomination in excess thereof; and (iii) in the case of the other REMIC III Regular Interest Certificates, $100,000 and any whole dollar denomination in excess thereof. The Class R Certificates and the Class Y Certificates will be issuable only in denominations representing Percentage Interests in the related Class of not less than 10.0%.

      (b) The Certificates shall be executed by manual or facsimile signature by an authorized officer of the Certificate Registrar on behalf of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Certificate Registrar shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      SECTION 5.02.     Registration of Transfer and Exchange of Certificates.

      (a) The Trustee may, at its own expense, appoint any Person with appropriate experience as a securities registrar to act as Certificate Registrar hereunder; provided that, in the absence of any other Person appointed in accordance herewith acting as Certificate Registrar, the Trustee agrees to act in such capacity in accordance with the terms hereof. The appointment of a Certificate Registrar shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of the Certificate Registrar. The Trustee shall cause any such Certificate Registrar appointed by it to execute and deliver to the Trustee an instrument in which such Certificate Registrar shall agree to act in such capacity in accordance with the obligations and responsibilities provided for herein. The Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05(b), 8.05(c) and 8.05(e)
shall apply to the Certificate Registrar to the same extent that they apply to the Trustee. Any Certificate Registrar appointed in accordance with this
Section 5.02(a) may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Certificate Registrar appointed in accordance with this Section 5.02(a) by giving written notice of termination to such Certificate Registrar the Master Servicer, the Special Servicer and the Depositor.

      At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Depositor, the Master Servicer, the Special Servicer, the Trustee and the Tax Administrator shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

      If any Certificateholder makes written request to the Certificate Registrar, and such request states that such Certificateholders desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication that such Certificateholder proposes to transmit, then the Certificate Registrar shall, within 30 days after the receipt of such request, afford the requesting Certificateholder access during normal business hours to, or deliver to the requesting Certificateholder a copy of, the most recent list of Certificateholders held by the Certificate Registrar (which list shall be current as of a date no earlier than 30 days prior to the Certificate Registrar's receipt of such request). Every Certificateholder, by receiving such access, acknowledges that neither the Certificate Registrar nor the Trustee will be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Certificateholder regardless of the source from which such information was derived.

      (b) No transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of any Non-Registered Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of any Non-Registered Certificate by the Depositor), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit F-1A; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit F-1B and a certificate from such Certificateholder's prospective Transferee substantially in the form attached hereto either as Exhibit F-2A or as Exhibit F-2B; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Tax Administrator, the Certificate Administrator, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate or interest therein without registration or qualification. Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall, and does hereby agree to, indemnify the Depositor, SSB, Greenwich, the Trustee, any Fiscal Agent, the Master Servicer, the Special Servicer, the Tax Administrator, Certificate Administrator and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

      (c) No transfer of a Subordinate or Class Y Certificate or any interest therein shall be made (A) to any retirement plan or other employee benefit plan, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of such Certificate or interest therein by the prospective Transferee would result in a violation of Section 406 of ERISA or
Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the Subordinate and Class Y Certificates or any transfer of a Subordinate or Class Y Certificate by the Depositor or, in the case of a Book-Entry Subordinate Certificate, any transfer of such Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03(c), the Certificate Registrar shall refuse to register the transfer of a Subordinate or Class Y Certificate unless it has received from the prospective Transferee, either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and continued holding of such Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee, the Certificate Registrar or the Trust) which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. It is hereby acknowledged that the form of certification attached hereto as Exhibit G is acceptable for purposes of the preceding sentence. Each Transferee of an interest in any Book-Entry Subordinate Certificate shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and continued holding of such Certificate or interest therein by such Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transactions Class Exemption 95-60.

      (d) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause (ii)(A) below to deliver or cause the delivery of payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) below to negotiate the terms of any mandatory disposition and to execute all instruments of Transfer and to do all other things necessary in connection with any such disposition. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

             (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Tax Administrator and the Trustee of any change or impending change in its status as a Permitted Transferee.

             (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt, of an affidavit and agreement substantially in the form attached hereto as Exhibit H-1 (a "Transfer Affidavit and Agreement"), from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

             (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

             (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Class R Certificate and (2) not to transfer its Ownership Interest in such Class R Certificate unless it provides to the Certificate Registrar and the Trustee a certificate substantially in the form attached hereto as Exhibit H-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

             (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing such Ownership Interest, agrees to give the Tax Administrator and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder".


             (ii)  (A)   If any purported Transferee shall become a Holder of a
      Class R Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Holder of such Class R Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. None of the Depositor, the Trustee or the Certificate Registrar, shall be under any liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                   (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(d), then, to the extent that retroactive restoration of the rights of the preceding Holder of such Class R Certificate as described in clause (ii) (A) above shall be invalid, illegal or unenforceable, the Trustee shall have the right but not the obligation, to cause the transfer of such Class R Certificate to a Permitted Transferee selected by the Trustee on such terms as the Trustee may choose, and the Trustee shall not be liable to any Person having an Ownership Interest in such Class R Certificate or any other Person as a result of its exercise of such discretion. Such purported Transferee shall promptly endorse and deliver such Class R Certificate in accordance with the instructions of the Trustee. Such Permitted Transferee may be the Trustee itself or any Affiliate of the Trustee.

      (iii) The Tax Administrator shall make available to the IRS and to those Persons specified by the REMIC Provisions all information furnished to it by the other parties hereto necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person which is a Disqualified Organization, and each of the other parties hereto shall furnish to the Tax Administrator all information in its possession necessary for the Tax Administrator to discharge such obligation. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Tax Administrator for providing such information.

      (iv) The provisions of this Section 5.02(d) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Tax Administrator the following:

             (A) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and

             (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Tax Administrator, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trustee, the Tax Administrator or the Trust), to the effect that doing so will not (1) cause any REMIC Pool to cease to qualify as a REMIC or be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person which is not a Permitted Transferee or (2) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.


      (e) The Trust has not been registered as an investment company under the Investment Company Act. Accordingly, no transfer of any Class H, Class J, Class K, Class L, Class M, Class N, Class P or Class Y Certificate shall be made to any Person other than an Institutional Accredited Investor or a Qualified Institutional Buyer, and no transfer of any Class R Certificate shall be made to any Person other than a Qualified Institutional Buyer. If a transfer of any such Certificate is to be made, then the Certificate Registrar shall require, in order to assure compliance with the foregoing, that the prospective transferee of such Certificate (or the transferor on its behalf) certify in writing that the prospective transferee is a Qualified Institutional Buyer or, alternatively, but solely in the case of a Class

H, Class J, Class K, Class L, Class M, Class N, Class P or Class Y Certificate, an Institutional Accredited Investor.

      (f) If a Person is acquiring any Subordinate or Class Y Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the applicable foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as set forth in subsections (b), (c), (d) and/or (e), as appropriate, of this Section 5.02.

      (g) Subject to the preceding provisions of this Section 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Certificate Registrar shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of authorized denominations of the same Class evidencing a like aggregate Percentage Interest.

      (h) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class evidencing a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

      (i) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (j) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (k) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

      (l) The Certificate Registrar shall provide to each of the other parties hereto, upon reasonable written request and at the expense of the requesting party, an updated copy of the Certificate Register.

      SECTION 5.03.     Book-Entry Certificates.

      (a) The Class X, Class A, Class B, Class C, Class D, Class E, Class F and Class G Certificates shall, in the case of each Class thereof, initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in Section 5.03(c), transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with

Ownership Interests therein. Such Certificate Owners shall hold and, subject to
Section 5.02(c), transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in Section 5.03(c) below, shall not be entitled to fully registered, physical Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of indirect participating brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      (b) The Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Tax Administrator, the Trustee, any Fiscal Agent and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and indirect participating brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      (c) If (i)(A) the Depositor advises the Trustee, the Certificate Administrator and the Certificate Registrar in writing that the Depository is no longer willing or able to discharge properly its responsibilities with respect to any Class of Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to any Class of Book-Entry Certificates (or any portion of any Class thereof), the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of any Class of Book-Entry Certificates (or any portion of any Class thereof) by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall execute, authenticate and deliver, the Definitive Certificates in respect of such Class (or portion thereof) to the Certificate Owners identified in such instructions. None of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Tax Administrator, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Book-Entry Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

      SECTION 5.04.     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be reasonably required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      SECTION 5.05.     Persons Deemed Owners.

      Prior to due presentment for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Tax Administrator, the Trustee, any Fiscal Agent, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Tax Administrator, the Trustee, any Fiscal Agent, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

      SECTION 5.06.     Certification by Certificate Owners.

      (a) Each Certificate Owner is hereby deemed by virtue of its acquisition of an Ownership Interest in the Book-Entry Certificates to agree to comply with the transfer requirements of Section 5.02(c).

      (b) To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Certificate Administrator shall make such determination based on a certificate of such Person which shall be substantially in the form of paragraph 1 of Exhibit L-1 hereto (or such other form as shall be reasonably acceptable to the Certificate Administrator) and shall specify the Class and Certificate Principal Balance or Certificate Notional Amount, as the case may be, of the Book-Entry Certificate beneficially owned; provided, however, that none of the Trustee, the Certificate Administrator or the Certificate Registrar shall knowingly recognize such Person as a Certificate Owner if such Person, to the actual knowledge of a Responsible Officer of the Trustee, the Certificate Administrator or the Certificate Registrar, as the case may be, acquired its Ownership Interest in a Book-Entry Certificate in violation of Section 5.02(c), or if such Person's certification that it is a Certificate Owner is in direct conflict with information obtained by the Trustee, the Certificate Administrator or the Certificate Registrar from the Depository, Depository Participants and/or indirect participating brokerage firms for which Depository Participants act as agents, with respect to the identity of a Certificate Owner. The Trustee, the Certificate Administrator and the Certificate Registrar shall each exercise its reasonable discretion in making any determination under this Section 5.06(b) and shall afford any Person providing information with respect to its beneficial ownership of any Book-Entry Certificate an opportunity to resolve any discrepancies between the information provided and any other information available to the Trustee, the Certificate Administrator or the Certificate Registrar, as the case may be.

                                  ARTICLE VI

                      THE DEPOSITOR, THE MASTER SERVICER
                           AND THE SPECIAL SERVICER

      SECTION 6.01. Liability of the Depositor, the Master Servicer and the Special Servicer.

      The Depositor, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and the Special Servicer.

      SECTION 6.02. Merger, Consolidation or Conversion of the Depositor, the Master Servicer or the Special Servicer.

      Subject to the following paragraph, each of the Depositor, the Master Servicer and the Special Servicer shall each keep in full effect its existence, rights and franchises as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction wherein it was organized, and each shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      Each of the Depositor, the Master Servicer and the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case, any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or the Special Servicer, shall be the successor of the Depositor, the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless such succession will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency).

      SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer, and the Special Servicer.

      None of the Depositor, the Master Servicer, the Special Servicer or any director, officer, employee or agent of any of the foregoing shall be under any liability to the Trust or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Special Servicer or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of negligent disregard of such obligations and duties. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of any of the foregoing may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of any of the foregoing shall be indemnified and held harmless by the Trust out of the Collection Account against any loss, liability or reasonable expense incurred in connection with any legal action relating to this Agreement, the Certificates or any asset of the Trust, other than any such loss, liability or expense: (i) specifically required to be borne by such Person pursuant to the terms hereof, including Section 10.01(f); (ii) that constitutes a Servicing Advance and is otherwise reimbursable pursuant to this Agreement (provided that this clause (ii) is not intended to limit the Master Servicer's or Special Servicer's right of recovery of liabilities and expenses incurred as a result of being the defendant, or participating in a proceeding to which another indemnified party under this Section 6.03 is a defendant, in a legal action relating to this Agreement); or (iii) which was incurred in connection with claims against such party resulting from (A) any breach of a representation or warranty made herein by such party, or (B) willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder by such party, or from negligent disregard of such obligations or duties. None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, except in the case of a legal action contemplated by Section 3.22, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action which it may reasonably deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust, and the Depositor, the Master Servicer and the Special Servicer each shall be entitled to the direct payment of such expenses or to be reimbursed therefor from the Collection Account as provided in Section 3.05(a).

      SECTION 6.04.     Master Servicer and Special Servicer Not to Resign.

      The Master Servicer and the Special Servicer may each resign from the obligations and duties hereby imposed on it, upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement). Any such determination requiring the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee, with a copy to the Certificate Administrator. Unless applicable law requires the Master Servicer's or the Special Servicer's (as the case may be) resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the prior sentence so states, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with
Section 6.06 or Section 7.02 hereof; provided that, if no successor master servicer or special servicer, as applicable, shall have been so appointed and have accepted appointment within 90 days after the Master Servicer or Special Servicer, as the case may be, has given notice of such resignation, the resigning Master Servicer or Special Servicer, as applicable, may petition any court of competent jurisdiction for the appointment of a successor master servicer or special servicer, as applicable.

      In addition, the Master Servicer and the Special Servicer shall each have the right to resign or assign its servicing rights at any other time provided that (i) a willing successor thereto (including any such successor proposed by the resigning party) acceptable to the Depositor has been found, (ii) each of the Rating Agencies confirms in writing that the successor's appointment will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, (iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor accepts appointment prior to the effectiveness of such resignation or assignment.

      Neither the Master Servicer nor the Special Servicer shall be permitted to resign except as contemplated above in this Section 6.04. Consistent with the foregoing, none of the Master Servicer or the Special Servicer shall (except in connection with any resignation thereby permitted pursuant to the prior paragraph or as otherwise expressly provided herein, including the provisions of Section 3.22 and/or Section 6.02) assign or transfer any of its rights, benefits or privileges hereunder to any other Person.

      SECTION 6.05. Rights of the Depositor and the Trustee in Respect of the Master Servicer and the Special Servicer.

      Upon reasonable request, the Master Servicer and the Special Servicer shall each furnish the Depositor and the Trustee with its most recent publicly available annual audited financial statements (or, if not available, the most recent publicly available audited annual financial statements of its corporate parent, on a consolidated basis) and such other information as is publicly available regarding its business, affairs, property and condition, financial or otherwise; provided that none of the Depositor, the Certificate Administrator or the Trustee may disclose the contents of such financial statements or other information to non-affiliated third parties (other than accountants, attorneys, financial advisors and other representatives retained to help it evaluate such financial statements or other information), unless it is required to do so under applicable securities laws or is otherwise compelled to do so as a matter of law. The Master Servicer and the Special Servicer may each affix to any such information described in this Section 6.05 provided by it any disclaimer it deems appropriate in its reasonable discretion. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or the Special Servicer hereunder or exercise the rights of the Master Servicer or the Special Servicer hereunder; provided, however, that none of the Master Servicer or the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

      SECTION 6.06.     Designation of Special Servicer by the Controlling
                        Class.

      The Holder or Holders of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class may at any time and from time to time designate a Person (other than the Trustee) to replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer. Such Holder or Holders shall so designate a Person to so serve as successor Special Servicer by the delivery to the Trustee, the Certificate Administrator, the Master Servicer and the existing Special Servicer of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, deliver to the Rating Agencies an executed Notice and Acknowledgment in the form attached hereto as Exhibit I-1. The designated Person shall become the Special Servicer on the date as of which the Trustee shall have received: (i) written confirmation from each of the Rating Agencies that the appointment of such Person will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; (ii) an Acknowledgment of Proposed Special Servicer in the form attached hereto as
Exhibit I-2, executed by the designated Person;

and (iii) an Opinion of Counsel (which shall not be an expense of the Trustee or the Trust) substantially to the effect that (A) the designation of such Person to serve as Special Servicer is in compliance with this Section 6.06,
(B) the designated Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (C) the Acknowledgment of Proposed Special Servicer has been duly authorized, executed and delivered by the designated Person and (D) upon the execution and delivery of the Acknowledgment of Proposed Special Servicer, the designated Person shall be bound by the terms of this Agreement and, subject to customary bankruptcy and insolvency exceptions and customary equity exceptions, that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any existing Special Servicer shall be deemed to have been terminated simultaneously with such designated Person's becoming the Special Servicer hereunder; provided that (i) the terminated Special Servicer shall be entitled to receive, in connection with its termination, payment out of the Certificate Account of all of its accrued and unpaid Special Servicer's Standby Fees and Special Servicing Fees and reimbursement from the successor Special Servicer of all outstanding Servicing Advances made by the terminated Special Servicer and all unpaid Advance Interest accrued on such outstanding Servicing Advances (in which case the successor Special Servicer shall be deemed to have made such Servicing Advances at the same time that the terminated Special Servicer had actually made them), (ii) the resigning or terminated Special Servicer shall be entitled to any Workout Fees thereafter received on any Mortgage Loans that were Corrected Mortgage Loans at the time of the termination (but only if and to the extent permitted by Section 3.11(c)), and (iii) such Special Servicer shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such resignation or termination; and provided, further, that the terminated Special Servicer shall continue to be obligated to pay and entitled to receive all other amounts accrued or owing by or to it under this Agreement on or prior to the effective date of such termination. Such terminated Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the transfer of the terminated Special Servicer's responsibilities and rights hereunder to its successor, including the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that at the time are or should have been credited by the Special Servicer to the REO Account or to any Servicing Account or Reserve Account or should have been delivered to the Master Servicer or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property. If the termination of the Special Servicer was without cause, the reasonable out-of-pocket costs and expenses of any such transfer shall in no event be paid out of the Trust Fund, and instead shall be paid by the successor Special Servicer or the Holders of the Controlling Class that voted to remove the Special Servicer, as such parties may agree. If the Controlling Class of Certificates are Book-Entry Certificates, then the rights set forth in this
Section 6.06 with respect to replacing the Special Servicer may be exercised by the related Certificate Owners holding beneficial ownership of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class.

      SECTION 6.07.     Master Servicer or Special Servicer as Owner of a
                        Certificate.

      The Master Servicer or an Affiliate of the Master Servicer or the Special Servicer or an Affiliate of the Special Servicer may become the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate with (except as otherwise set forth in the definition of "Certificateholder") the same rights it would have if it were not the Master Servicer or the Special Servicer, as the case may be, or an Affiliate thereof. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate, the Master Servicer or the Special Servicer proposes to take any action (including for this purpose, omitting to take a particular action) that is not expressly prohibited by the terms hereof and would not, in the Master

Servicer's or the Special Servicer's reasonable, good faith judgment, violate the Servicing Standard, but that, if taken, might nonetheless, in the Master Servicer's or the Special Servicer's reasonable, good faith judgment, be considered by other Persons to violate the Servicing Standard, then the Master Servicer or the Special Servicer may (but need not) seek the approval of the Certificateholders to such action by delivering to the Certificate Administrator a written notice that (a) states that it is delivered pursuant to this Section 6.07, (b) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Master Servicer or the Special Servicer, as the case may be, or by an Affiliate thereof and (c) describes in reasonable detail the action that the Master Servicer or the Special Servicer, as the case may be, proposes to take. The Certificate Administrator, upon receipt of such notice, shall forward it to the Certificateholders (other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate), together with a request for approval by the Certificateholders of each such proposed action. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates, as the case may be) shall have consented in writing to the proposal described in the written notice, and if the Master Servicer or the Special Servicer, as the case may be, shall act as proposed in the written notice, such action shall be deemed to comply with the Servicing Standard. The Certificate Administrator shall be entitled to reimbursement from the Master Servicer or the Special Servicer, as applicable, for the reasonable expenses of the Certificate Administrator incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

                                  ARTICLE VII

                                    DEFAULT


      SECTION 7.01.     Events of Default.

      (a) "Event of Default", wherever used herein, means any one of the following events:

      (i) any failure by the Master Servicer to deposit into the Collection Account any amount required to be so deposited under this Agreement, which failure continues unremedied for two Business Days following the date on which such deposit was first required to be made; or

      (ii) any failure by the Special Servicer to deposit into the REO Account or the Collection Account, or to remit to the Master Servicer for deposit into the Collection Account, any amount required to be so deposited or remitted under this Agreement, which failure continues unremedied for two Business Days following the date on which such deposit or remittance, as the case may be, was first required to be made; or

      (iii) any failure by the Master Servicer to remit to the Certificate Administrator for deposit into the Distribution Account, on any P&I Advance Date, the full amount of P&I Advances required to be made on such date or, on any Master Servicer Remittance Date, the full amount of the Master Servicer Remittance Amount required to be remitted on such date, which failure continues unremedied until 11:00 a.m. (New York City time) on the relevant Distribution Date; or

      (iv) any failure by the Master Servicer to timely make any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of three Business Days following the date on which notice shall have been given to the Master Servicer by the Trustee as provided in Section 3.11(f); or

      (v) any failure by the Special Servicer to timely make (or request the Master Servicer to make) any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of three Business Days following the date on which notice has been given to the Special Servicer by the Trustee as provided in Section 3.11(f); or

      (vi) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer, as the case may be, contained in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be, (with a copy to each other party hereto) by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any such breach which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of 30 days to effect such cure so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

      (vii) any breach on the part of the Master Servicer or the Special Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 60 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be, (with a copy to each other party hereto) by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

      (viii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

      (ix) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

      (x) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

      (xi) the Trustee shall have received written notice from Moody's that, the continuation of the Master Servicer or the Special Servicer in such capacity would result or has resulted in a qualification, downgrade or withdrawal of any rating assigned thereby to any Class of Certificates; or

      (xii) the Master Servicer or the Special Servicer is removed from S&P's approved master servicer list or special servicer list, as the case may be, and the ratings of any of the Certificates by S&P are downgraded, qualified or withdrawn, or placed on "negative credit watch", in connection with such removal.

      When a single entity acts as Master Servicer and Special Servicer, or in any two of the foregoing capacities, an Event of Default (other than an event described in clauses (xi) and (xii) above) in one capacity shall constitute an Event of Default in both such capacities.

      (b) If any Event of Default with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Depositor and Trustee each may, and at the written direction of the Holders of Certificates entitled to not less than 51% of the Voting Rights or if the relevant Event of Default is one described in any of clauses (iii) and (viii) through (xi) of Section 7.01(a), the Trustee shall (subject to applicable bankruptcy or insolvency law in the case of clauses (viii) through (x) of
Section 7.01(a)), terminate, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto), all of the rights and obligations (accruing from and after such notice) of the Defaulting Party under this Agreement and in and to the Trust Fund (other than as a Holder of any Certificate). From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each of the Master Servicer and the Special Servicer agrees that, if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee or its designee with all documents and records requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall otherwise cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including the transfer within two Business Days to the Trustee or its designee for administration by it of all cash amounts that at the time are or should have been credited by the Master Servicer to the Collection Account, the Distribution Account or any Servicing Account or Reserve Account held by it (if it is the Defaulting Party) or by the Special Servicer to the REO Account, the Collection Account or any Servicing Account or Reserve Account held by it (if it is the Defaulting Party) or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b), continue to be obligated to pay and entitled to receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). Any costs or expenses (including those of any other party hereto) incurred in connection with any actions to be taken by the Master Servicer or Special Servicer pursuant to this paragraph shall be borne by the Master Servicer or Special Servicer, as the case may be (and, in the case of the Trustee's costs and expenses, if not paid within a reasonable time, shall be borne by the Trust out of the Collection Account).

      SECTION 7.02.     Trustee to Act; Appointment of Successor.

      On and after the time the Master Servicer or the Special Servicer resigns pursuant to the first paragraph of Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to Section 6.06, be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer or the Special Servicer, as the case may be, by the terms and provisions hereof, including, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's, as the case may be, failure to cooperate or to provide information or monies as required by Section 7.01 shall not be considered a default by the Trustee hereunder. Neither the Trustee nor any other successor shall be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to
Section 3.06 hereunder nor shall the Trustee or any other successor be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to for future services rendered if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, if it is unwilling to so act, the Trustee may (and, if it is unable to so act, or if the Trustee is not approved as an acceptable master servicer or special servicer, as the case may be, by each Rating Agency, or if the Holders of Certificates entitled to 51% of all the Voting Rights so request in writing, the Trustee shall), subject to Section 6.06, as applicable, promptly appoint, or petition a court of competent jurisdiction to appoint, any established and qualified institution with a net worth of at least $10 million as the successor to the Master Servicer or the Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special Servicer, as the case may be, hereunder; provided, however, that such appointment does not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency). No appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption by such successor of all its responsibilities, duties and liabilities hereunder, and pending such appointment and assumption, the Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans or otherwise as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. The Depositor, the Trustee, such successor and each other party hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      SECTION 7.03.     Notification to Certificateholders.

      (a) Upon any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer pursuant to Section 7.01, any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 6.04 or 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to
Section 6.06, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

      (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of such an event, the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured.

      SECTION 7.04.     Waiver of Events of Default.

      The Holders of Certificates representing at least 66-2/3% of the Voting Rights allocated to each Class of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, that an Event of Default under clause (i), clause (ii), clause (iii), clause (xi) or clause (xii) of
Section 7.01(a) may be waived only by all of the Certificateholders; and provided, further, that if the Trustee was required to expend any monies in connection with any Event of Default, then such Event of Default may not be waived unless and until those monies have been reimbursed to the Trustee (with interest) by the Defaulting Party. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person.

      SECTION 7.05.     Additional Remedies of Trustee Upon Event of Default.

      During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right (exercisable subject to Section 8.01(a)), in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                 ARTICLE VIII

                                  THE TRUSTEE

      SECTION 8.01.     Duties of Trustee.

      (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

      (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Certificate Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), the Trustee or the Certificate Administrator, as applicable, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee or the Certificate Administrator, as applicable, shall take such action as it deems appropriate to have the instrument corrected. The Trustee or the Certificate Administrator, as applicable, shall not be responsible or liable for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer, the Special Servicer, any actual or prospective Certificateholder or Certificate Owner or either Rating Agency, and accepted by the Trustee in good faith, pursuant to this Agreement.

      (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

      (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.

      (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

      (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% (or, as to any particular matter, any higher percentage as may be specifically provided for hereunder) of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

      (iv) The Trustee shall not be required to take action with respect to, or be deemed to have notice or knowledge of, any default or Event of Default or the Master Servicer's failure to deliver any monies, including P&I Advances, or to provide any report, certificate or statement, to the Trustee when required pursuant to this Agreement) unless a Responsible Officer of the Trustee shall have received written notice or otherwise have actual knowledge thereof. Otherwise, the Trustee may conclusively assume that there is no such default or Event of Default.

      (v) Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.01, the Trustee shall have no duty, except as expressly provided in Section 2.01(c) or Section 2.01(e) or in its capacity as successor Master Servicer or successor Special Servicer,
   (A) to cause any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to cause the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to cause the maintenance of any insurance, and (C) to confirm or verify the truth, accuracy or contents of any reports or certificates of the Master Servicer, the Special Servicer, any actual or prospective or any Certificateholder or Certificate Owner or either Rating Agency, delivered to the Trustee pursuant to this Agreement reasonably believed by the Trustee to be genuine and without error and to have been signed or presented by the proper party or parties, and (D) to see the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Collection Account or Distribution Account.

      (vi) For as long as the Person that serves as Trustee hereunder also serves as Custodian, Certificate Registrar, Certificate Administrator and/or Tax Administrator, the protections, immunities and indemnities afforded to the Trustee hereunder shall also be afforded to such Person in its capacity as Custodian, Certificate Registrar, Certificate Administrator and/or Tax Administrator, as the case may be.

      SECTION 8.02.     Certain Matters Affecting the Trustee.

      Except as otherwise provided in Section 8.01:

      (i) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and without error and to have been signed or presented by the proper party or parties;

      (ii) the Trustee may consult with counsel and any written advice or opinion of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

      (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby satisfactory to the Trustee in its reasonable discretion; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that nothing contained herein shall relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been waived or cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

      (iv) neither the Trustee nor any Fiscal Agent appointed thereby shall be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

      (v) prior to the occurrence of an Event of Default and after the waiver or curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require an indemnity satisfactory to the Trustee in its reasonable discretion, against such expense or liability as a condition to taking any such action;

      (vi) except as contemplated by Section 8.06 and/or Section 8.14, the Trustee shall not be required to give any bond or surety in respect of the execution of the trusts created hereby or the powers granted hereunder;

      (vii) the Trustee may execute any of the trusts or powers vested in it by this Agreement or perform any of its duties hereunder either directly or by or through agents or attorneys-in-fact, provided that the use of agents or attorneys-in-fact shall not be deemed to relieve the Trustee of any of its duties and obligations hereunder (except as expressly set forth herein);

      (viii) neither the Trustee nor any Fiscal Agent appointed thereby shall be responsible for any act or omission of the Master Servicer or the Special Servicer (unless the Trustee is acting as Master Servicer or Special Servicer, as the case may be) or of the Depositor.

      (ix) neither the Trustee nor the Certificate Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under Article V under this Agreement or under applicable law with respect to any transfer of any Certificate or any interest therein, other than to require delivery of the certification(s) and/or

   Opinions of Counsel described in said Article applicable with respect to changes in registration or record ownership of Certificates in the Certificate Register and to examine the same to determine substantial compliance with the express requirements of this Agreement; and the Trustee and Certificate Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depository or between or among Depository Participants or beneficial owners of the Certificates, made in violation of applicable restrictions except for its failure to perform its express duties in connection with changes in registration or record ownership in the Certificate Register.

      SECTION 8.03. Trustee and Fiscal Agent not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the statements attributed to, and the representations and warranties of, the Trustee and/or any Fiscal Agent in Article II, and the signature of the Trustee set forth on each outstanding Certificate) shall not be taken as the statements of the Trustee or any Fiscal Agent, and neither the Trustee nor any Fiscal Agent assumes any responsibility for their correctness. Neither the Trustee nor any Fiscal Agent makes any representation as to the validity or sufficiency of this Agreement (except as regards the enforceability of this Agreement against it) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. Neither the Trustee nor any Fiscal Agent shall be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust, or any funds deposited in or withdrawn from the Collection Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer (in each case, unless the Trustee is acting in such capacity). Neither the Trustee nor any Fiscal Agent shall be responsible for the legality or validity of this Agreement (other than insofar as it relates to the obligations of the Trustee or such Fiscal Agent, as the case may be, hereunder) or the validity, priority, perfection or sufficiency of any security, lien or security interest granted to it hereunder or the filing of any financing statements or continuation statements, except to the extent set forth in Section 2.01(c) and Section 2.01(e) or to the extent the Trustee is acting as Master Servicer or Special Servicer and the Master Servicer or Special Servicer, as the case may be, would be so responsible hereunder. The Trustee shall not be required to record this Agreement.

      SECTION 8.04.     Trustee and Fiscal Agent May Own Certificates.

      The Trustee (in its individual or any other capacity), any Fiscal Agent or any Affiliate of either of them may become the owner or pledgee of Certificates with (except as otherwise provided in the definition of "Certificateholder") the same rights it would have if it were not the Trustee, such Fiscal Agent or an Affiliate of either of them, as the case may be.

      SECTION 8.05. Fees and Expenses of Trustee; Indemnification of and by Trustee and Fiscal Agent.

      (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account, prior to any distributions to be made therefrom to Certificateholders on such date, and pay to itself all earned but unpaid Trustee's Fees in respect of the Mortgage Loans and any REO Mortgage Loans through the end of the most recently ended calendar month, as compensation for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder. As to each Mortgage Loan and REO

Mortgage Loan, the Trustee's Fee shall accrue during each calendar month, commencing with June 2000, at the Trustee's Fee Rate on a principal amount equal to the Stated Principal Balance of such Mortgage Loan or REO Mortgage Loan immediately following the Distribution Date in such calendar month (or, in the case of June 2000, on a principal amount equal to the Cut-off Date Principal Balance of the particular Mortgage Loan), whether or not interest is actually collected on each Mortgage Loan and REO Mortgage Loan. With respect to each Mortgage Loan and REO Mortgage Loan, the Trustee's Fee shall be calculated on the same Interest Accrual Basis as is applicable to the accrual or deemed accrual of interest on such Mortgage Loan or REO Mortgage Loan, as the case may be. The Trustee's Fees (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole compensation for such services to be rendered by it.

      (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless out of Trust Fund for and against any loss, liability, claim or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, this Agreement, the Certificates, the Mortgage Loans (unless it incurs any such expense or liability in the capacity of successor Master Servicer or Special Servicer, in which case such expense or liability will be reimbursable thereto in the same manner as it would be for any other Master Servicer or Special Servicer, as the case may be) or any act or omission of the Trustee relating to the exercise and performance of any of the powers and duties of the Trustee hereunder; provided, however, that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this
Section 8.05(b) for (1) allocable overhead, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, (2) any expense or liability specifically required to be borne thereby pursuant to the terms hereof or (3) any loss, liability, claim or expense incurred by reason of any breach on the part of the Trustee of any of its representations, warranties or covenants contained herein or any willful misfeasance, bad faith or negligence in the performance of, or reckless disregard of, the Trustee's obligations and duties hereunder.

      (c) Each of the Master Servicer and the Special Servicer shall indemnify the Trustee and any Fiscal Agent for and hold each of them harmless against any loss, liability, claim or expense that is a result of the Master Servicer's or the Special Servicer's, as the case may be, negligent acts or omissions in connection with this Agreement, including the negligent use by the Master Servicer or the Special Servicer, as the case may be, of any powers of attorney delivered to it by the Trustee pursuant to the provisions hereof and the Mortgage Loans serviced by the Master Servicer or the Special Servicer, as the case may be; provided, however, that, if the Trustee has been reimbursed for such loss, liability, claim or expense pursuant to Section 8.05(b), or any Fiscal Agent has been reimbursed for such loss, liability, claim or expense pursuant to Section 8.13, then the indemnity in favor of such Person provided for in this Section 8.05(c) with respect to such loss, liability, claim or expense shall be for the benefit of the Trust.

      (d) Each of the Trustee and any Fiscal Agent shall indemnify the Master Servicer and the Special Servicer for and hold each of them harmless against any loss, liability, claim or expense that is a result of the Trustee's or such Fiscal Agent's, as the case may be, negligent acts or omissions in connection with this Agreement; provided, however, that if the Master Servicer or the Special Servicer has been reimbursed for such loss, liability, claim or expense pursuant to Section 6.03, then the indemnity in favor of such Person provided for in this Section 8.05(d) with respect to such loss, liability, claim or expense shall be for the benefit of the Trust.

      (e) This Section 8.05 shall survive the termination of this Agreement or the resignation or removal of the Trustee, any Fiscal Agent, the Master Servicer or the Special Servicer as regards rights and obligations prior to such termination, resignation or removal.

      SECTION 8.06.     Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation, bank, trust company or association organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation, bank, trust company or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation, bank, trust company or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act. Furthermore, the Trustee shall at all times maintain a long-term unsecured debt rating of no less than "Aa3" from Moody's and "AA" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by such Rating Agency)); provided that the Trustee shall not cease to be eligible to serve as such based on a failure to satisfy such rating requirements so long as either: (i) the Trustee maintains a long-term unsecured debt rating of no less than "Baa2" from Moody's and "BBB" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by such Rating Agency)) and a Fiscal Agent meeting the requirements of Section 8.13 has been appointed by the Trustee and is then currently serving in such capacity; or (ii) the Trustee maintains a long-term unsecured debt rating of no less than "A1" from Moody's and "A" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by such Rating Agency)) and an Advance Security Arrangement meeting the requirements of Section 8.14 has been established by the Trustee and is then currently being maintained. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
8.07. The corporation, bank, trust company or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and their respective Affiliates; provided, however, that none of (i) the Depositor, (ii) any Person involved in the organization or operation of the Depositor or the Trust, (iii) any Mortgage Loan Seller or (iv) any Affiliate of any of them, may be the Trustee hereunder.

      SECTION 8.07.     Resignation and Removal of Trustee.

      (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and all the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee meeting the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to other parties hereto and to the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within

30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee's continuing to act in such capacity would (as confirmed in writing to the Depositor by either Rating Agency) result in an Adverse Rating Event with respect to any Class of Rated Certificates), then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the other parties hereto and to the Certificateholders by the Depositor.

      (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. All expenses incurred by the Trustee in connection with its transfer of the Mortgages Files to a successor trustee following the removal of the Trustee without cause pursuant to this Section 8.07(c), shall be reimbursed to the removed Trustee within 30 days of demand therefor, such reimbursement to be made by the Certificateholders that terminated the Trustee. A copy of such instrument shall be delivered to the other parties hereto and to the remaining Certificateholders by the successor so appointed.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until (i) acceptance of appointment by the successor trustee as provided in Section 8.08 and (ii) if neither the successor trustee nor any Fiscal Agent appointed by it has a long-term unsecured debt rating of at least "Aa3" from Moody's and "AA" from S&P, the Trustee and the Depositor have received written confirmation from each Rating Agency that has not so assigned such a rating, to the effect that the appointment of such successor trustee shall not result in an Adverse Rating Event with respect to any Class of Rated Certificates. Notwithstanding anything herein to the contrary, any resignation or removal of any Trustee shall also result in the resignation or removal of the Tax Administrator for such Trustee.

      SECTION 8.08.     Successor Trustee.

      (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Special Servicer and its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Master Servicer, the Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

      (b)    No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

      (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor and the Certificateholders.

      SECTION 8.09.     Merger or Consolidation of Trustee.

      Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      SECTION 8.10.     Appointment of Co-Trustee or Separate Trustee.

      (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06, and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08.

      (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or when acting as Master Servicer, Special Servicer, Certificate Administrator or Tax Administrator hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      (e)    The appointment of a co-trustee or separate trustee under this
Section 8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

      SECTION 8.11.     Appointment of Custodians.

      The Trustee may, with the consent of the Master Servicer, appoint at the Trustee's own expense one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee; provided that if the Custodian is an Affiliate of the Trustee such consent of the Master Servicer need not be obtained and the Trustee shall inform the Master Servicer of such appointment. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File, shall not be the Depositor, either Mortgage Loan Seller or any Affiliate of the Depositor or either Mortgage Loan Seller, and shall have in place a fidelity bond and errors and omissions policy, each in such form and amount as is customarily required of custodians acting on behalf of Freddie Mac or Fannie Mae. Each Custodian shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05(b), 8.05(c) and 8.05(e) shall apply to the Custodian to the same extent as such Sections apply to the Trustee. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

      SECTION 8.12.     Access to Certain Information.

      (a) The Trustee and the Certificate Administrator shall each afford to the Depositor, the Underwriters, the Master Servicer, the Special Servicer, the Controlling Class Representative and each Rating Agency and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner, access to any documentation regarding the Mortgage Loans or the other assets of the Trust Fund that are in its possession or within its control. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee or the Certificate Administrator, as the case may be, designated by it.

      (b) Certificate Administrator shall maintain at its offices or the offices of a Custodian and, upon reasonable prior written request and during normal business hours, shall make available, or cause to be made available, for review by the Depositor, the Underwriters, the Mortgage Loan Sellers, the Rating Agencies, the Controlling Class Representative and, subject to the succeeding paragraph, any Certificateholder, Certificate Owner or Person identified to the Certificate Administrator as a prospective Transferee of a Certificate or an interest therein, originals and/or copies of the following items (to the extent such items were prepared by or delivered to the Certificate Administrator): (i) the Prospectus, the Memorandum and any other disclosure document relating to the Certificates, in the form most recently provided to the Certificate Administrator by the Depositor or by any Person designated by the Depositor; (ii) this Agreement, each Sub-Servicing Agreement delivered to the Certificate Administrator since the Closing Date and any amendments and exhibits hereto or thereto; (iii) all Distribution Date Statements and any files and reports comprising the CMSA Investor Reporting Package actually delivered or otherwise made available to Certificateholders pursuant to Section 4.02(a) since the Closing Date; (iv) all Annual Performance Certifications delivered by the Master Servicer and the Special Servicer, respectively, to the Certificate Administrator since the Closing Date; (v) all Annual Accountants' Reports caused to be delivered by the Master Servicer and the Special Servicer, respectively, to the Certificate Administrator since the Closing Date; (vi) the most recent inspection report prepared by the Master Servicer or the Special Servicer and delivered to the Certificate Administrator in respect of each Mortgaged Property pursuant to Section 3.12(a); (vii) the most recent quarterly and annual operating statement and rent roll of each related Mortgaged Property and financial statements of the related Borrower collected by the Master Servicer or the Special Servicer and delivered to the Certificate Administrator pursuant to Section 3.12(b); (viii) any and all notices and reports delivered to the Certificate Administrator with respect to any Mortgaged Property as to which the environmental testing contemplated by
Section 3.09(c) revealed that neither of the conditions set forth in clauses
(i) and (ii) of the first sentence thereof was satisfied; (ix) all files and reports comprising the CMSA Investor Reporting Package delivered to the Certificate Administrator since the Closing Date pursuant to Sections 4.02(b);
(x) each of the Mortgage Files, including any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the Master Servicer or the Special Servicer and delivered to the Trustee or any Custodian pursuant to Section 3.20; (xi) the most recent Appraisal for each Mortgage Loan and REO Property that has been delivered to the Certificate Administrator (all Appraisals of Mortgaged Properties and/or REO Properties shall be delivered to the Certificate Administrator by the Master Servicer or Special Servicer, as applicable, promptly following their having been obtained or formulated); (xii) any and all Officer's Certificates and other evidence delivered to or by the Trustee to support its, the Master Servicer's, the Special Servicer's or any Fiscal Agent's, as the case may be, determination that any Advance was (or, if made, would be) a Nonrecoverable Advance; and
(xiii) any other information that may be necessary to satisfy the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act. The Certificate Administrator shall provide, or cause to be provided, copies of any and all of the foregoing items upon request of any of the parties set forth in the previous sentence; however, except in the case of the Rating Agencies, the Certificate Administrator, the Certificate Administrator or any Custodian shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

      In connection with providing, or causing to be provided, access to or copies of the items described in the preceding paragraph pursuant to this
Section 8.12(b), the Certificate Administrator or Custodian, as the case may be, shall require: (a) in the case of Certificate Owners, a written confirmation executed by the requesting Person substantially in the form of Exhibit L-1 hereto (or such other form as may be reasonably acceptable to the Certificate Administrator or Custodian, as the case may be) generally to the effect that such Person is a beneficial holder of Book-Entry Certificates and, subject to the last sentence of this paragraph, will keep such information confidential (except that such Certificate Owner may provide such information to its auditors, legal counsel and regulators and to any other Person that holds or is contemplating the purchase of any Certificate or interest therein (provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential)); and (b) in the case of a prospective purchaser of a Certificate or an interest therein, confirmation executed by the requesting Person substantially in the form of Exhibit L-2 hereto (or such other form as may be reasonably acceptable to the Certificate Administrator or Custodian, as the case may be) generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential. The Holders of the Certificates, by their acceptance thereof, will be deemed to have agreed, subject to the last sentence of this paragraph, to keep such information confidential (except that any Holder may provide any such information obtained by it to its auditors, legal counsel and regulators and to any other Person that holds or is contemplating the purchase of any Certificate or interest therein (provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential)). Notwithstanding the foregoing, no Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner need keep confidential any information received from the Certificate Administrator or Custodian, as the case may be, pursuant to this Section 8.12(b) that has previously been filed with the Commission, and the Certificate Administrator or Custodian, as the case may be, shall not require either of the certifications contemplated by the second preceding sentence in connection with providing any information pursuant to this Section 8.12(b) that has previously been filed with the Commission.

      (c) None of the Trustee, the Certificate Administrator or the Master Servicer shall be liable for providing or disseminating information in accordance with the terms of this Agreement.

      SECTION 8.13.     Appointment of Fiscal Agent.

      (a) Insofar as the Trustee would not otherwise satisfy the rating requirements of Section 8.06, the Trustee may appoint, at the Trustee's own expense, a Fiscal Agent for purposes of making Advances hereunder that are otherwise required to be made by the Trustee. Any Fiscal Agent shall at all times maintain a long-term unsecured debt rating of no less than "Aa3" from Moody's and "AA" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by such Rating Agency)). Any Person so appointed by the Trustee pursuant to this Section 8.13(a) shall become the Fiscal Agent on the date as of which the Trustee and the Depositor have received: (i) if the long-term unsecured debt of the designated Person is not rated as least "Aa3" from Moody's and "AA" from S&P, written confirmation from each Rating Agency that the appointment of such designated Person will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; (ii) a written agreement whereby the designated Person is appointed as, and agrees to assume and perform the duties of, Fiscal Agent hereunder, executed by such designated Person and the Trustee (such agreement, the "Fiscal Agent Agreement"); and (iii) an Opinion of Counsel (which shall be paid for by the designated Person or the Trustee) substantially to the effect that (A) the appointment of the designated Person to serve as Fiscal Agent is in compliance with this Section 8.13, (B) the designated Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (C) the related Fiscal Agent Agreement has been duly authorized, executed and delivered by the designated Person and (D) upon execution and delivery of the related Fiscal Agent Agreement, the designated Person shall be bound by the terms of this Agreement and, subject to customary bankruptcy and insolvency exceptions and customary equity exceptions, that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any Person that acts as Fiscal Agent shall, for so long as it so acts, be deemed a party to this Agreement for all purposes hereof. Pursuant to the related Fiscal Agent Agreement, each Fiscal Agent, if any, shall make representations and warranties with respect to itself that are comparable to those made by the Trustee pursuant to Section 2.07. Notwithstanding anything contained in this Agreement to the contrary, any Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities to which the Trustee is entitled hereunder (including pursuant to Sections 8.05(b) and 8.05(c)) as if it were the Trustee.

      (b) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any Advance, whether as successor Master Servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent (if any) shall make such Advance when and as required by the terms of this Agreement on behalf the Trustee as if such Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent (if any) makes an Advance pursuant to this Section 8.13 or otherwise pursuant to this Agreement, the obligations of the Trustee under this Agreement in respect of such Advance shall be satisfied.

      (c) Notwithstanding anything contained in this Agreement to the contrary, any Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities to which the Trustee is entitled hereunder (including pursuant to Sections 8.05(b) and 8.05(c)) as if it were the Trustee, except that all fees and expenses of any Fiscal Agent (other than interest owed to such Fiscal Agent in respect of unreimbursed Advances) incurred by such Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and neither the Trustee nor such Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust, the Depositor, the Master Servicer or the Special Servicer.

      (d) The obligations of any Fiscal Agent set forth in this Section 8.13 or otherwise pursuant to this Agreement shall exist only for so long as the Trustee that appointed it shall act as Trustee hereunder. Any Fiscal Agent may resign or be removed by the Trustee only if and when the existence of such Fiscal Agent is no longer necessary for such Trustee to satisfy the eligibility requirements of Section 8.06; provided that any Fiscal Agent shall be deemed to have resigned at such time as the Trustee that appointed it resigns or is removed as Trustee hereunder (in which case the responsibility for appointing a successor Fiscal Agent in accordance with this Section 8.13(a) shall belong to the successor Trustee insofar as such appointment is necessary for such successor Trustee to satisfy the eligibility requirements of Section 8.06).

      (e) The Trustee shall promptly notify the other parties hereto and the Certificateholders in writing of the appointment, resignation or removal of any Fiscal Agent.

      SECTION 8.14.     Advance Security Arrangement.

      Insofar as the Trustee would not otherwise satisfy the rating requirements of Section 8.06, the Trustee may, at is own expense with the approval of the Depositor, arrange for the pledging of collateral, the establishment of a reserve fund or the delivery of a letter of credit, surety bond or other comparable instrument or for any other security or financial arrangement (any or all of the foregoing, individually and collectively, an "Advance Security Arrangement") for purposes of supporting its back-up advancing obligations hereunder; provided that any Advance Security Arrangement shall be in such form and amount, and shall be maintained in such manner, as
(i) would permit the Trustee to act in such capacity without an Adverse Rating Event in respect of any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by each Rating Agency) and (ii) would not result in an Adverse REMIC Event (as evidenced by an Opinion of Counsel addressed and delivered to the Trustee, the Depositor and the Tax Administrator). The Trustee may terminate any Advance Security Arrangement established by it only if and when (i) the existence of such Advance Security Arrangement is no longer necessary for the Trustee to satisfy the eligibility requirements of Section 8.06 or (ii) when such Trustee resigns or is removed as Trustee hereunder.

      SECTION 8.15.     Filings with the Securities and Exchange Commission.

      (a) With respect to the Trust's fiscal year 2000 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by at least 300 Holders and/or Depository Participants having accounts with the Depository), the Certificate Administrator shall:

      (i) during such fiscal year, in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, prepare for filing, execute and properly file with the Commission monthly, with respect to the Trust, a Current Report on Form 8-K with copies of the Distribution Date Statements and the Unrestricted Servicer Reports attached as exhibits;

      (ii) during such fiscal year, (A) monitor for and promptly notify the Depositor of the occurrence or existence of any of the matters identified in
   Section 11.09(a) and/or Section 8.15(b) (in each case to the extent that a Responsible Officer of the Certificate Administrator has actual knowledge thereof), (B) cooperate with the Depositor in obtaining all necessary information in order to enable the Depositor to prepare a Current Report on Form 8-K reporting any such matter in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, and (C) execute and promptly file with the Commission any such Current Report on Form 8-K prepared by or on behalf of the Depositor and delivered to the Trustee; and

      (iii) within 90 days following the end of such fiscal year, prepare, execute and properly file with the Commission, with respect to the Trust, an Annual Report on Form 10-K which complies in all material respects with the requirements of the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission;

provided that (x) the Certificate Administrator shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable for electronic filing via the EDGAR system (or in an "ASCII," "Microsoft Word" or "Microsoft Excel" format) and shall not have any responsibility to convert any such items (other than those generated by it) to such format and (y) the Depositor shall be responsible for preparing, executing and filing (via the EDGAR system within 15 days following the Closing Date) a Current Report on Form 8-K reporting the establishment of the Trust and whereby this Agreement is filed as an exhibit. Each of the other parties to this Agreement shall deliver to the Certificate Administrator in the format required for electronic filing via the EDGAR system (or in an "ASCII," "Microsoft Word" or "Microsoft Excel" format) any and all items (including, in the case of the Master Servicer and the Special Servicer, Unrestricted Servicer Reports) contemplated to be filed with the Commission pursuant to this Section 8.15(a).

      (b) At all times during the Trust's fiscal year 2000 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by at least 300 Holders and/or Depository Participants having accounts with the Depository, at all times during such other fiscal year), the Certificate Administrator shall monitor for and promptly notify the Depositor of the occurrence or existence of any of the following matters of which a Responsible Officer of the Certificate Administrator has actual knowledge:

      (i) any failure of the Certificate Administrator to make any monthly distributions to the Holders of any Class of Certificates, which failure is not otherwise reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other Section of this Agreement;

      (ii) any acquisition or disposition by the Trust of a Mortgage Loan or an REO Property, which acquisition or disposition has not otherwise been reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other Section of this Agreement;

      (iii) any other acquisition or disposition by the Trust of a significant amount of assets (other than Permitted Investments, Mortgage Loans and REO Properties), other than in the normal course of business;

      (iv)   any change in the fiscal year of the Trust;

      (v) any material legal proceedings, other than ordinary routine litigation incidental to the business of the Trust, to which the Trust (or any party to this Agreement on behalf of the Trust) is a party or of which any property included in the Trust Fund is subject, or any threat by a governmental authority to bring any such legal proceedings;

      (vi) any event of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or pertaining to the Trust or any party to this Agreement, or any actions by or on behalf of the Trust or any party to this Agreement indicating its bankruptcy, insolvency or inability to pay its obligations; and

      (vii) any change in the rating or ratings assigned to any Class of Certificates not otherwise reflected in the Certificateholder Reports filed with the Commission;

provided that (x) the actual knowledge of a Responsible Officer of the Certificate Administrator of any material legal proceedings of which property included in the Trust Fund is subject or of any material legal proceedings threatened by a governmental authority is limited to circumstances where it would be reasonable for the Certificate Administrator to identify such property as an asset of, or as securing an asset of, the Trust or such threatened proceedings as concerning the Trust and (y) no Responsible Officer of the Certificate Administrator shall be deemed to have actual knowledge of the matters described in clauses (vi) and (vii) of this Section 8.15(b) unless such Responsible Officer was notified in writing.

      (c) If as of the beginning of any fiscal year for the Trust (other than fiscal year 2000), the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by less than 300 Holders and/or Depository Participants having accounts with the Depository, the Certificate Administrator shall, in accordance with the Exchange Act and the rules and regulations promulgated thereunder, timely file a Form 15 with respect to the Trust.

                                  ARTICLE IX

                                  TERMINATION

      SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

      Subject to Section 9.02, the Trust and the respective obligations and responsibilities under this Agreement of the parties hereto (other than the obligations of the Certificate Administrator to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Certificate Administrator and required hereunder to be so paid on the Distribution Date following the earlier to occur of: (i) the purchase by the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders of all Mortgage Loans and each REO Property remaining in the Trust Fund at a price (the "Termination Price") equal to (A) the aggregate Purchase Price of all the Mortgage Loans remaining in the Trust Fund (exclusive of any REO Mortgage Loan(s)), plus (B) the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by a Qualified Appraiser selected by the Special Servicer and approved by the Trustee and the Master Servicer, minus (C) if the purchaser is the Master Servicer or the Special Servicer, the aggregate amount of unreimbursed Advances made by such Person, together with any unpaid Advance Interest in respect of such unreimbursed Advances and any unpaid servicing compensation payable to such Person (which items shall be deemed to have been paid or reimbursed to the Master Servicer or the Special Servicer, as the case may be, in connection with such purchase); provided however, that any such purchase shall be subject to the rights of any affected Designated Sub-Servicer to continue to sub-service the Mortgage Loans covered by the applicable Designated Sub-Servicer Agreement, (ii) the exchange by the Sole Certificateholder of all the Certificates for all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

      The Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, in that order of preference, may at its option elect to purchase all the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto (and, in the case of an election by the Master Servicer or Special Servicer, to the Holders of the Controlling Class) no later than 60 days prior to the anticipated date of purchase; provided, however, that the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1.0% of the Initial Pool Balance; and provided, further, that within 30 days after written notice of such election is so given, no Person with a higher right of priority to make such an election does so; and provided, further, that if more than one Controlling Class Certificateholder or group of Controlling Class Certificateholders desire to purchase all of the Mortgage Loans and any REO Properties, preference shall be given to the Controlling Class Certificateholder or group of Controlling Class Certificateholders with the largest Percentage Interest in the Controlling Class. If the Trust is to be terminated in connection with the purchase of all the Mortgage Loans and each REO Property remaining in the Trust Fund by the Master Servicer, the Special Servicer or any Controlling Class Certificateholder(s), such Person(s) shall deliver to the Master Servicer for deposit (or, if the Master Servicer is the purchaser, it shall deposit) in the Collection Account (after the Determination Date, and prior to the Master Servicer Remittance Date, relating to the anticipated Final Distribution Date) an amount in immediately available funds equal to the Termination Price and shall reimburse all of the parties hereto (other than itself, if applicable) for all reasonable out-of-pocket costs and expenses incurred by such parties in connection with such purchase. On the Master Servicer Remittance Date for the Final Distribution Date, the Master Servicer shall transfer to the Distribution Account all amounts required to be transferred thereto on such Master Servicer Remittance Date from the Collection Account pursuant to the first paragraph of Section 3.04(b), together with any other amounts on deposit in the Collection Account that would otherwise be held for future distribution. Upon confirmation that the deposit of the Termination Price has been made to the Collection Account and the reimbursement contemplated by the second preceding sentence has been made to the parties hereto, the Trustee shall release or cause to be released to the purchasing party (or its designee) the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the purchasing party as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the purchasing party (or its designee).

      The Sole Certificateholder shall have the right to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (ii) of the second preceding paragraph by giving written notice to all the parties hereto no later than 60 days prior to the anticipated date of exchange. In the event that the Sole Certificateholder elects to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in REMIC I in accordance with the preceding sentence, the Sole Certificateholder, not later than the Master Servicer Remittance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, shall deposit in the Collection Account an amount in immediately available funds equal to all amounts then due and owing to the Master Servicer, the Special Servicer, any Fiscal Agent, the Certificate Administrator and/or the Tax Administrator hereunder that may be withdrawn from the Collection Account pursuant to Section 3.05(a) or that may be withdrawn from the Distribution Account pursuant to Section 3.05(b). In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Servicer Remittance Date from the Collection Account pursuant to the first paragraph of Section 3.04(b). Upon confirmation that such final deposits have been made and following the surrender of all the Certificates on the Final Distribution Date, the Trustee shall release or cause to be released to the Sole Certificateholder or its designee, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Sole Certificateholder, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in the Trust Fund. Such transfer shall be subject to the rights of the Master Servicer to master service the Mortgage Loans and rights of the Master Servicer and/or the Designated Sub-Servicers to primary service (or to perform select servicing functions with respect to) the Mortgage Loans.

      Notice of any termination shall be given promptly by the Certificate Administrator by letter to Certificateholders mailed (x) if such notice is given in connection with the purchase of all the Mortgage Loans and each REO Property remaining in the Trust Fund by the Master Servicer, the Special Servicer or any Controlling Class Certificateholder(s), not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates and (y) otherwise during the month of such final distribution on or before the Master Servicer Remittance

Date in such month, in any event specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment on the Certificates will be made, (ii) the amount of any such final payment in respect of each Class of Certificates and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Administrator therein designated. The Certificate Administrator shall give such notice to the parties hereto at the time such notice is given to Certificateholders.

      Upon presentation and surrender of the Certificates by the Certificateholders on the Final Distribution Date, the Certificate Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts on deposit in the Distribution Account that is allocable to payments on the relevant Class in accordance with Section 4.01.

      Any funds not distributed to any Holder or Holders of Certificates of any Class on the Final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Certificate Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Certificate Administrator, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If by the second anniversary of the delivery of such second notice, all of the Certificates shall not have been surrendered for cancellation, then, subject to applicable escheat laws, the Certificate Administrator shall distribute to the Class R Certificateholders all unclaimed funds and other assets which remain subject hereto.

      SECTION 9.02.     Additional Termination Requirements.

      (a) If the Master Servicer, the Special Servicer or a Controlling Class Certificateholder purchases, or the Sole Certificateholder exchanges all the Certificates for, all the Mortgage Loans and each REO Property remaining in the Trust Fund as provided in Section 9.01, the Trust and each REMIC Pool shall be terminated in accordance with the following additional requirements, unless the purchasing party obtains at its own expense and delivers to the Trustee and the Tax Administrator an Opinion of Counsel, addressed to the Trustee and the Tax Administrator, to the effect that the failure of the Trust to comply with the requirements of this Section 9.02 will not result in an Adverse REMIC Event with respect to any REMIC Pool:

      (i) the Tax Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each REMIC Pool, pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder (as evidenced by an Opinion of Counsel to such effect delivered on behalf and at the expense of the purchasing party);

      (ii) during such 90-day liquidation period and at or prior to the time of making the final payment on the Certificates, the Trustee shall sell/transfer all the Mortgage Loans and each REO Property to the Master Servicer, the Special Servicer, the applicable Controlling Class Certificateholder(s) or the Sole Certificateholder, as the case may be, in exchange for cash and/or Certificates in accordance with Section 9.01; and

      (iii) immediately following the making of the final payment on the Certificates, the Certificate Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all remaining cash on hand (other than cash retained to meet claims), and each REMIC Pool shall terminate at that time.

      (b) By their acceptance of Certificates, the Holders hereby authorize the Tax Administrator to prepare and adopt, on behalf of the Trust, a plan of complete liquidation of each REMIC Pool in accordance with the terms and conditions of this Agreement, which authorization shall be binding upon all successor Certificateholders.

                                   ARTICLE X

                           ADDITIONAL TAX PROVISIONS

      SECTION 10.01.    Tax Administration.

      (a) The Tax Administrator shall elect to treat each REMIC Pool as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

      (b) The Plurality Class R Certificateholder is hereby designated as the Tax Matters Person of each REMIC Pool and, in such capacity, shall be responsible to act on behalf of such REMIC Pool in relation to any tax matter or controversy, to represent such REMIC Pool in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority, to request an administrative adjustment as to any taxable year of such REMIC Pool, to enter into settlement agreements with any governmental taxing agency with respect to such REMIC Pool, to extend any statute of limitations relating to any tax item of such REMIC Pool and otherwise to act on behalf of such REMIC Pool in relation to any tax matter or controversy involving such REMIC Pool; provided that the Tax Administrator is hereby irrevocably appointed and agrees to act (in consultation with the Tax Matters Person for each REMIC Pool) as agent and attorney-in-fact for the Tax Matters Person for each REMIC Pool in the performance of its duties as such. The legal expenses and costs of any action described in this Section 10.01(b) and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust payable out of amounts on deposit in the Distribution Account as provided by Section 3.05(b) unless such legal expenses and costs are incurred by reason of a Tax Matters Person's or the Tax Administrator's misfeasance, bad faith or negligence in the performance of, or such Person's reckless disregard of, its obligations or are expressly provided by this Agreement to be borne by any party hereto.

      (c) The Tax Administrator shall prepare or cause to be prepared and file, and the Trustee shall sign, all of the Tax Returns in respect of each REMIC Pool and all of the applicable income tax and other information returns for each Grantor Trust Pool. The expenses of preparing and filing such returns shall be borne by the Tax Administrator without any right of reimbursement therefor.

      (d) The Tax Administrator shall perform on behalf of each REMIC Pool all reporting and other tax compliance duties that are the responsibility of such REMIC Pool under the Code, the REMIC Provisions or other compliance guidance issued by the IRS or any state or local taxing authority. Included among such duties, the Tax Administrator shall provide: (i) to any Transferor of a Class R Certificate, such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee; (ii) to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required); and (iii) to the IRS, the name, title, address and telephone number of the Person who will serve as the representative of each REMIC Pool.

      (e) The Tax Administrator shall take such action and shall cause each REMIC Pool to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the other parties hereto shall assist it, to the extent reasonably requested by the Tax Administrator), to the extent that the Tax Administrator has actual knowledge that any particular action is required; provided that the Tax Administrator shall be deemed to have knowledge of relevant tax laws. Except as contemplated by Section 3.17(a), the Tax Administrator shall not knowingly take or fail to take any action, or cause any REMIC Pool to take or fail to take any action, that under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event in respect of any REMIC Pool, unless the Tax Administrator has received an Opinion of Counsel to the effect that the contemplated action or non-action, as the case may be, will not result in an Adverse REMIC Event. Except as contemplated by Section 3.17(a), none of the other parties hereto shall take or fail to take any action (whether or not authorized hereunder) as to which the Tax Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC Pool or the assets thereof, or causing any REMIC Pool to take any action, which is not contemplated by the terms of this Agreement, each of the other parties hereto will consult with the Tax Administrator, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur, and no such other party shall take any such action or cause any REMIC Pool to take any such action as to which the Tax Administrator has advised it in writing that an Adverse REMIC Event could occur. The Tax Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement.

      (f) If any tax is imposed on any REMIC Pool, including "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to any REMIC Pool after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws (other than any tax permitted to be incurred by the Special Servicer on behalf of the Trust pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Trustee, if such tax arises out of or results from a breach of any of its, the Tax Administrator's or the Certificate Administrator's obligations under Article IV, Article VIII or this Article X;
(iii) any Fiscal Agent, if such tax arises out of or results from a breach of any of its obligations under Article IV or this Article X; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X; (iv) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Article X; or (v) the Trust, out of the Trust Fund (exclusive of Grantor Trust Pools), in all other instances. If any tax is imposed on either Grantor Trust Pool, such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Tax Administrator, if such tax arises out of or results from a breach by the Tax Administrator of any of its obligations under this Article X; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Article X; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee or the Certificate Administrator of any of its obligations under Article IV, Article VIII or this Article X; or (v) the Trust, out of the portion of the Trust Fund constituting such Grantor Trust Pool, in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust. Any such amounts payable by the Trust in respect of taxes shall be paid by the Trustee at the direction of the Tax Administrator out of amounts on deposit in the Distribution Account.

      (g) The Tax Administrator and, to the extent that records are maintained thereby in the normal course of its business, each of the other parties hereto shall, for federal income tax purposes, maintain books and records with respect to each REMIC Pool and each Grantor Trust Pool on a calendar year and an accrual basis.

      (h) Following the Startup Day for each REMIC Pool, the Trustee shall not (except as contemplated by Section 2.03) accept any contributions of assets to any REMIC Pool unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution) to the effect that the inclusion of such assets in such REMIC Pool will not result in an Adverse REMIC Event in respect of such REMIC Pool.

      (i) None of the Tax Administrator, the Master Servicer, the Special Servicer, the Trustee or any Fiscal Agent shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any Mortgage Loan (except in connection with (A) a breach of any representation or warranty regarding any Mortgage Loan set forth in or made pursuant to the related Mortgage Loan Purchase Agreement, (B) the foreclosure, default or reasonably foreseeable material default of a Mortgage Loan, including the sale or other disposition of a Mortgaged Property acquired by foreclosure, deed in lieu of foreclosure or otherwise, (C) the bankruptcy of any REMIC Pool, or (D) the termination of the Trust pursuant to Article IX of this Agreement); (ii) the sale or disposition of any investments in the Collection Account or the REO Account for gain; or (iii) the acquisition of any assets for the Trust (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan, other than a Replacement Mortgage Loan substituted for a Deleted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Collection Account or the REO Account); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition) to the effect that such sale, disposition, or acquisition will not result in an Adverse REMIC Event in respect of any REMIC Pool.

      (j) Except as otherwise permitted by Section 3.17(a), none of the Tax Administrator, the Certificate Administrator, the Master Servicer, the Special Servicer or the Trustee shall enter into any arrangement by which any REMIC Pool will receive a fee or other compensation for services or, to the extent it is within the control of such Person, permit any REMIC Pool to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code. At all times as may be required by the Code, each of the respective parties hereto (to the extent it is within its control) shall ensure that substantially all of the assets of each REMIC Pool will consist of "qualified mortgages" as defined in

Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

      (k) Within 30 days after the related Startup Day, the Tax Administrator shall prepare and file with the IRS, with respect to each REMIC Pool, Form 8811 "Information Return for Real Estate Mortgage Investment Conduits (REMICs) and Issuers of Collateralized Debt Obligations".

      (l) On or before April 15 of each calendar year, commencing April 15, 2001, unless the Tax Administrator and the Trustee are the same Person, the Tax Administrator shall deliver to the Trustee an Officer's Certificate from a Responsible Officer of the Tax Administrator confirming the Tax Administrator's compliance with its obligations under this Agreement during the prior calendar year.

      (m) The parties intend that the portion of the Trust Fund consisting of Post-ARD Additional Interest on the ARD Loans and the Class Y Sub-Account shall constitute, and that the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, a Grantor Trust, and the provisions hereof shall be interpreted consistently with this intention. In addition, the parties intend that the portion of the Trust Fund consisting of the REMIC I Residual Interest, the REMIC II Residual Interest, the REMIC III Residual Interest and the Loan REMIC Residual Interest shall constitute, and the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, a Grantor Trust, and the provisions hereof shall be interpreted consistently with this intention. The Tax Administrator shall perform on behalf of each Grantor Trust Pool all reporting and other tax compliance duties that are the responsibility of such Grantor Trust Pool under the Code or any compliance guidance issued by the IRS or any state or local taxing authorities. The expenses of preparing and filing such returns shall be borne by the Tax Administrator.

      (n) The Trustee, the Tax Administrator and the Certificate Administrator shall comply with the terms of each Loan REMIC Declaration to the extent that such Loan REMIC Declaration is not inconsistent with the provisions of this Agreement.

      SECTION 10.02. Depositor, Master Servicer, Special Servicer, Trustee and Fiscal Agent to Cooperate with Tax Administrator.

      (a) The Depositor shall provide or cause to be provided to the Tax Administrator, within 10 days after the Closing Date, all information or data that the Tax Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including the price, yield, prepayment assumption and projected cash flow of the Certificates.

      (b) Each of the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent shall furnish such reports, certifications and information in its possession, and access to such books and records maintained thereby, as may relate to the Certificates or the Trust Fund and as shall be reasonably requested by the Tax Administrator in order to enable it to perform its duties hereunder.

      SECTION 10.03.    Appointment of Tax Administrator.

      The Trustee may, at its own expense, appoint any Person with appropriate tax-related experience to act as Tax Administrator hereunder; provided that, in the absence of any other Person appointed in accordance herewith acting as Tax Administrator, the Trustee agrees to act in such capacity in accordance with the terms hereof. The appointment of a Tax Administrator shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of the Tax Administrator. The Trustee shall cause any such Tax Administrator appointed by it to execute and deliver to the Trustee an instrument in which such Tax Administrator shall agree to act in such capacity in accordance with the obligations and responsibilities provided for herein. The Tax Administrator shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05(b), 8.05(c) and 8.05(e)
shall apply to the Tax Administrator to the same extent that they apply to the Trustee. Any Tax Administrator appointed in accordance with this Section 10.03 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Tax Administrator appointed in accordance with this Section 10.03 by giving written notice of termination to such Tax Administrator, the Master Servicer, and the Depositor.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

      SECTION 11.01.    Amendment.

      (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) as evidenced by an Opinion of Counsel delivered to the Trustee and the Tax Administrator, either (A) to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any REMIC Pool or either Grantor Trust Pool at least from the effective date of such amendment, or (B) to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC Pool or either Grantor Trust Pool, or (v) as provided in Section 5.02(d)(iv), to modify, add to or eliminate any of the provisions of Section 5.02(d)(i), (ii) or (iii); provided that such amendment (other than any amendment for any of the specific purposes described in clauses
(iv) and (v) above) shall not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel obtained by or delivered to the Trustee to such effect.

      (b) This Agreement may also be amended from time to time by the mutual agreement of the parties hereto, with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans and/or REO Properties which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i) above, without the consent of the Holders of all Certificates of such Class, or (iii) modify the provisions of this Section 11.01 or the definition of "Servicing Standard", without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person.

      (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Tax Administrator shall consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel to the effect that neither such amendment nor the exercise of any power granted to any party hereto in accordance with such amendment will result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool. In addition, prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.

      (d) Promptly after the execution and delivery of any amendment by all parties thereto, the Trustee shall send a copy thereof to each Certificateholder and to each Rating Agency.

      (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization, execution and delivery thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section 11.01 that affects its rights, duties and immunities under this Agreement or otherwise.

      (g)    The cost of any Opinion of Counsel to be delivered pursuant to
Section 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Trustee requests any amendment of this Agreement that it reasonably believes protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (c) shall be payable out of the Distribution Account.

      SECTION 11.02.    Recordation of Agreement; Counterparts.

      (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust (payable out of the Collection Account), but only upon written direction of the Depositor accompanied by an Opinion of Counsel (the cost of which may be paid out of the Collection Account) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      SECTION 11.03.    Limitation on Rights of Certificateholders.

      (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of any other Holders of Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder (which priority or preference is not otherwise provided for herein), or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 11.04.    Governing Law.

      This Agreement and the Certificates shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The parties hereto intend that the provisions of Section 5-1401 of the New York General Obligations Law shall apply to this Agreement.

      SECTION 11.05.    Notices.

      Any communications provided for or permitted hereunder shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to or, in the case of telecopy notice, when received: (i) in the case of the Depositor, Salomon Brothers Mortgage Securities VII, Inc., 388 Greenwich Street, New York, New York 10013, Attention: Angela Hutzel, telecopy number: (212) 816-8306; (ii) in the case of the Master Servicer,

GMAC Commercial Mortgage Corporation, 200 Witmer Road, P.O. Box 1015, Horsham, Pennsylvania 19044, Attention: Managing Director Servicing, with copies to GMAC Commercial Mortgage Corporation, 200 Witmer Road, P.O. Box 1015, Horsham, Pennsylvania 19044, Attention: General Counsel, telecopy number: (215) 328-3620; (iii) in the case of Special Servicer, GMAC Commercial Mortgage Corporation, 550 California Street, 12th Floor, San Francisco, California 94104, Attention: Henry Bieber, telecopy number: (415) 835-9268; (iv) in the case of the Trustee, Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Administration (CMBS), Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1, telecopy number: (410) 884-2360; (v) in the case of the Rating Agencies, (A) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Commercial MBS Monitoring Department, telecopy number:
(212) 553-0300; and (B) Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041,
Attention: CMBS Surveillance Manager, telecopy number: (212) 438-2662; (vi) in the case of GCFP, Greenwich Capital Financial Products, Inc., 600 Steamboat Road Greenwich, Connecticut 06830, Attention: Mark Jarrell, telecopy number:
(203) 618-2134, with a copy to Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: MBS Operations; (vii) in the case of SBRC, Salomon Brothers Realty Corp., 388 Greenwich Street, New York, New York 10013, Attention: Angela Hutzel, telecopy number (212) 816-8307;
(viii) in the case of the Certificate Administrator, the Custodian and the Certificate Registrar, The Chase Manhattan Bank, 450 West 33rd Street, 14th floor, New York, New York 1009-2697, Attention: Capital Markets Fiduciary Services (CMBS), telecopy number: 212-946-8302; and (ix) in the case of the Tax Administrator, The Chase Manhattan Bank, 450 West 33rd Street, 14th floor, New York, New York 1009-2697, Attention: Capital Markets Fiduciary Services
(CMBS)--SBMS VII, Series 2000-C1, telecopy number: 212-946-8302; or as to each such Person such other address and/or telecopy number as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

      SECTION 11.06.    Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenant(s), agreement(s), provision(s) or term(s) shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      SECTION 11.07.    Successors and Assigns; Beneficiaries.

      The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns and, as third party beneficiaries (with all right to enforce the obligations hereunder intended for their benefit as if a party hereto), the Underwriters and the non-parties referred to in Sections 6.03, 8.05 and 3.22(g), and all such provisions shall inure to the benefit of the Certificateholders. No other person, including any Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

      SECTION 11.08.    Article and Section Headings.

      The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 11.09. Notices to and from the Rating Agencies and the Depositor.

      (a) The Trustee (or, with respect to items (v) and (vii) below, the Certificate Administrator) shall promptly provide notice to each Rating Agency and the Depositor with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

      (i)    any material change or amendment to this Agreement;

      (ii)   the occurrence of any Event of Default that has not been cured;

      (iii) the resignation, termination, merger or consolidation of the Master Servicer, the Special Servicer or the Tax Administrator and the appointment of a successor;

      (iv)   the appointment, resignation or removal of a Fiscal Agent;

      (v) any change in the location of the Distribution Account, the Interest Reserve Account or the Gain on Sale Reserve Fund;

      (vi) any repurchase or substitution of a Mortgage Loan by a Mortgage Loan Seller as contemplated by Section 2.03; and

      (vii)  the final payment to any Class of Certificateholders.

      (b) The Master Servicer shall promptly provide notice to each Rating Agency and the Depositor with respect to each of the following of which it has actual knowledge:

      (i) the resignation or removal of the Trustee and the appointment of a successor; and

      (ii)   any change in the location of the Collection Account.

      (c) Each of the Master Servicer and the Special Servicer, as the case may be, shall furnish each Rating Agency such information with respect to the Mortgage Loans as such Rating Agency shall reasonably request and which the Master Servicer or the Special Servicer, as the case may be, can reasonably provide to the extent consistent with applicable law and the related Mortgage Loan documents. In any event, the Master Servicer and the Special Servicer shall notify each Rating Agency with respect to each of the following of which it has actual knowledge:

      (i) any change in the lien priority of the Mortgage securing any Mortgage Loan;

      (ii) any change in the identity of the anchor tenant (i.e., a tenant representing more than 20% of the total net rentable square feet of space) at any Mortgaged Property used for retail purposes or any change in the term of the lease for an anchor tenant at any such Mortgaged Property; and

      (iii) any assumption of, or release or substitution of collateral for, a Mortgage Loan that represents greater than 2% of the then aggregate Stated Principal Balance of the Mortgage Pool;

      (iv)   any defeasance of or material damage to a Mortgaged Property.

      (d) Each of the Master Servicer and the Special Servicer, as the case may be, shall promptly furnish to each Rating Agency copies of the following items (in each case, at or about the same time that it delivers or causes the delivery of such item to the Trustee):

      (i)    each of its Annual Performance Certifications;

      (ii)   each of its Annual Accountants' Reports; and

      (iii) upon request, to the extent not already delivered, through hard copy format or electronic format, each report prepared pursuant to Section 3.09(e).

      (e) The Certificate Administrator shall promptly deliver to each Rating Agency (in hard copy format or through use of the Certificate Administrator's Internet Website for Moody's) a copy of each Distribution Date Statement, Unrestricted Servicer Report and Restricted Servicer Report forwarded to the Holders of the Certificates (in each case, at or about the same time that it delivers such Certificateholder Report to such Holders). Any Restricted Servicer Reports delivered electronically as aforesaid shall be accessible on the Certificate Administrator 's Internet Website only with the use of a password, which shall be provided by the Certificate Administrator to each Rating Agency.

      (f) The parties intend that each Rating Agency provide to the Trustee and Certificate Administrator, upon request, a listing of the then-current rating (if any) assigned by such Rating Agency to each Class of Certificates then outstanding.

      SECTION 11.10.    Notices to Controlling Class Representative.

      Upon request, including a one-time standing request, the Trustee, Certificate Administrator, the Master Servicer or the Special Servicer, as the case may be, shall deliver to the Controlling Class Representative a copy of each notice or other item of information such Person is required to deliver to the Rating Agencies pursuant to Section 11.09, in each case simultaneously with the delivery thereof to the Rating Agencies.

      SECTION 11.11.    Complete Agreement.

      This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of Section 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

      IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                  SALOMON BROTHERS MORTGAGE
                                     SECURITIES VII, INC.
                                              as Depositor

                                  By: /s/ ANGELA HUTZEL
                                     ----------------------------------
                                     Name:  Angela Hutzel
                                     Title: Assistant Vice President

                                  GMAC COMMERCIAL MORTGAGE
                                    CORPORATION
                                      as Master Servicer

                                  By: /s/ KATHRYN MARQUARDT
                                     -----------------------------------
                                     Name:  Kathryn Marquardt
                                     Title: Senior Vice President

                                  GMAC COMMERCIAL MORTGAGE
                                    CORPORATION
                                      as Special Servicer

                                  By: /s/ HENRY J. BIEBER
                                     ------------------------------------
                                     Name:  Henry J. Bieber
                                     Title: Senior Vice President

                                  NORWEST BANK MINNESOTA, NATIONAL
                                     ASSOCIATION
                                      Solely in its capacity as Trustee

                                  By: /s/ LESLIE A. GASKILL
                                     ------------------------------------
                                     Name:  Leslie A. Gaskill
                                     Title: Vice President

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )

      On the 2nd day of June 2000, before me, a notary public in and for said State, personally appeared Angel Hutzel, personally known to me to be an Assistant Vice President of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                         /s/ ELSA J. CASTALDO
                                      -----------------------------------------
                                                    Notary Public

[Notarial Seal]


                                                Elsa J. Castaldo
                                        Notary Public, State of New York
                                                No. 01CA6026466
                                           Qualified in Queens County
                                        Commission Expires June 14, 2001

STATE OF NEW YORK            )
                             )  ss.:
COUNTY OF NEW YORK           )

      On the 28th day of June 2000, before me, a notary public in and for said State, personally appeared Leslie A. Gaskill, known to me to be a Vice President of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.






                                            /s/ JACK A. AINI
                                          -------------------------------------
                                                  Notary Public

[Notarial Seal]

                                                   Jack A. Aini
                                         Notary Public, State of New York
                                                  No. 02AI5079724
                                             Qualified in Kings County
                                          Commission Expires June 9, 2001

STATE OF CALIFORNIA           )
                              )  ss.:
COUNTY OF SAN FRANCISCO       )

      On the 20th day of June 2000, before me, a notary public in and for said State, personally appeared Henry J. Bieber, known to me to be a Senior Vice President of GMAC COMMERCIAL MORTGAGE CORPORATION, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                          /s/ LISA L. CONNOLLY
                                         --------------------------------------
                                                 Notary Public

[Notarial Seal]

                                               Lisa L. Connolly
                                             Commission # 1182755
                                           Notary Public-California
                                             San Francisco County

Norwest Bank Minnesota, National Association, in its capacity as Trustee, hereby appoints The Chase
Manhattan Bank to act as Custodian, Certificate
Administrator, Tax Administrator and Certificate
Registrar under the terms of this Agreement.

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
       Solely in its capacity as Trustee

By: /s/ LESLIE A. GASKILL
  ------------------------------------
  Name:  Leslie A. Gaskill
  Title: Vice President

The Chase Manhattan Bank hereby accepts its appointment as Custodian, Certificate
Administrator, Tax Administrator and Certificate
Registrar and agrees to act in such capacities in accordance with the terms of this Agreement

THE CHASE MANHATTAN BANK

By: /s/ JENNIFER BOHANNON
  ------------------------------------
  Name:  Jennifer Bohannon
  Title: Assistant Vice President

                                   EXHIBIT A-1

                          FORM OF CLASS X CERTIFICATES

              CLASS X COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:  Variable                                  Class Notional Amount of the Class X Certificates as of
                                                              the Closing Date:
                                                              $
                                                               -------------------

Cut-off Date:  June 1, 2000                                   Initial Certificate Notional Amount of this Certificate
                                                              as of the Closing Date:
Closing Date:  June 28, 2000                                  $
                                                               -------------------

First Distribution Date:                                      Aggregate Stated Principal Balance of the Mortgage Loans
July 18, 2000                                                 as of the Closing Date ("Initial Pool Balance"):
                                                              $713,300,121

Master Servicer:                                              Trustee:
GMAC Commercial Mortgage Corporation                          Norwest Bank Minnesota, National Association

Special Servicer:                                             Certificate Administrator:
GMAC Commercial Mortgage Corporation                          The Chase Manhattan Bank

Certificate No. X-                                            CUSIP No.:
                  ---                                                     ----------------

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, GMAC COMMERCIAL MORTGAGE CORPORATION, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE OUTSTANDING CERTIFICATE NOTIONAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

                  This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the notional amount of this Certificate (its "Certificate Notional Amount") as of the Closing Date by the aggregate notional amount of all the Class X Certificates (their "Class Notional Amount") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class X Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and as special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class X Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated:

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:

                                       -------------------------------------
                                       Signature by or on behalf of Assignor

                                       -------------------------------------
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The Assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________________________.

                  Distributions made by check (such check to be made payable to ___________________) and all applicable statements and notices should be mailed to __________. This information is provided by ________________________, the
Assignee named above, or ____________________, as its agent.

                                   EXHIBIT A-2

                     FORM OF CLASS A-1 AND A-2 CERTIFICATES

         CLASS [A-1] [A-2] COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:  Variable                              Class Principal
                                                          Balance of the Class
                                                          [A-1] [A-2]
                                                          Certificates as of the Closing Date:
                                                          $
                                                           ---------------

Cut-off Date:  June 1, 2000                               Initial Certificate Principal Balance of
                                                          this Certificate as of the Closing Date:
Closing Date:  June 28, 2000                              $
                                                           ---------------

First Distribution Date:                                  Aggregate Stated Principal Balance of the Mortgage Loans as
July 18, 2000                                             of the Closing Date ("Initial Pool Balance"): $713,300,121

Master Servicer:                                          Trustee:
GMAC Commercial Mortgage Corporation                      Norwest Bank Minnesota, National Association

Special Servicer:                                         Certificate Administrator:
GMAC Commercial Mortgage Corporation                      The Chase Manhattan Bank

Certificate No. [A-1] [A-2]-                              CUSIP No.:
                            ---                                     ----------------

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, GMAC COMMERCIAL MORTGAGE CORPORATION, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class [A-1] [A-2] Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [A-1] [A-2] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and as the special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each a "Distribution Date") to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [A-1] [A-2] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, any Fiscal Agent, the Certificate Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [A-1] [A-2] Certificates referred to in the within-mentioned Agreement.

Dated:

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:

                                       -------------------------------------
                                       Signature by or on behalf of Assignor

                                       -------------------------------------
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The Assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________ for the account of ________________________________________.

                  Distributions made by check (such check to be made payable to ___________________________________________) and all applicable statements and notices should be mailed to ___________________________________________.

                  This information is provided by _____________________________, the Assignee named above, or ____________________, as its agent.

                                   EXHIBIT A-3

                 FORM OF CLASS B, C, D, E, F AND G CERTIFICATES

   CLASS [B] [C] [D] [E] [F] [G] COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:  Variable                                Class Principal Balance of the Class [B][C] [D] [E] [F] [G]
                                                            Certificates as of the Closing Date:  $
                                                                                                   ---------

Cut-off Date: June 1, 2000                                  Initial Certificate Principal Balance of this Certificate
                                                            as of the Closing Date:  $
Closing Date: June 28, 2000                                                           -----------

First Distribution Date:                                    Aggregate Stated Principal Balance of the Mortgage Loans as
July 18, 2000                                               of the Closing Date ("Initial Pool Balance"): $713,300,121

Master Servicer:                                            Trustee:
GMAC Commercial Mortgage Corporation                        Norwest Bank Minnesota, National Association

Special Servicer:                                           Certificate Administrator:
GMAC Commercial Mortgage Corporation                        The Chase Manhattan Bank

Certificate No. [B][C] [D] [E] [F] [G]                      CUSIP No.:
                                       -------                         -----------------

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, GMAC COMMERCIAL MORTGAGE CORPORATION, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the

Class [B] [C] [D] [E] [F] [G] Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [B] [C] [D] [E] [F] [G] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and as special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 18th day of each month, or if such 18th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [B] [C] [D] [E] [F] [G] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of
Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. For so long as this Certificate constitutes a Book-Entry Certificate, each such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Certificate or such interest herein by such Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transactions Class Exemption 95-60.

                  If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described in the preceding paragraph.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [B] [C] [D] [E] [F] [G] Certificates referred to in the within-mentioned Agreement.

Dated:

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:

                                       -------------------------------------
                                       Signature by or on behalf of Assignor

                                       -------------------------------------
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The Assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of __________________________________.

                  Distributions made by check (such check to be made payable to _____________) and all applicable statements and notices should be mailed to
__________________________.

                  This information is provided by ____________________, the Assignee named above, or ____________________, as its agent.

                                   EXHIBIT A-4

                FORM OF CLASS H, J, K, L, M, N AND P CERTIFICATES

              CLASS [H] [J] [K] [L] [M] [N] [P] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate: ____% per annum                            Class Principal Balance of the Class [H] [J] [K] [L] [M]
                                                              [N [P] Certificates as of the Closing Date:
                                                              $
                                                               --------------

Cut-off Date:  June 1, 2000                                   Initial Certificate Principal Balance of this Certificate
Closing Date:  June 28, 2000                                  as of the Closing Date:  $
                                                                                        ----------

First Distribution Date:                                      Aggregate Stated Principal Balance of the Mortgage Loans
July 18, 2000                                                 as of the Closing Date ("Initial Pool Balance"):
                                                              $713,300,121

Master Servicer:                                              Trustee:
GMAC Commercial Mortgage Corporation                          Norwest Bank Minnesota, National Association

Special Servicer:                                             Certificate Administrator:
GMAC Commercial Mortgage Corporation                          The Chase Manhattan Bank
Certificate No. [H] [J] [K] [L] [M] [N] [P]                   CUSIP No.:
                                                                          -----------

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") OR (2) AN ACCREDITED INVESTOR WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS ARE DESCRIBED BY SUCH PARAGRAPHS (AN "INSTITUTIONAL ACCREDITED INVESTOR").

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, GMAC COMMERCIAL MORTGAGE CORPORATION, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class [H] [J] [K] [L] [M] [N] [P] Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [H] [J] [K] [L] [M] [N] [P] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and as special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [H] [J] [K] [L] [M] [N] [P] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor, then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc., the Trustee, any Fiscal Agent, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest herein shall be made except to a Qualified Institutional Buyer or an Institutional Accredited Investor. The Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective

Transferee a certification, substantially in the form attached as Annex 1 or Annex 2 to Exhibit F-2A to the Agreement, to the effect that such prospective Transferee is a Qualified Institutional Buyer or a certification from the prospective Transferee to the effect that such prospective Transferee is an Institutional Accredited Investor.

                  No transfer of this Certificate or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of
Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

                  If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described in the three preceding paragraphs.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [H] [J] [K] [L] [M] [N] [P] Certificates referred to in the within-mentioned Agreement.

Dated:

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:

                                       -------------------------------------
                                       Signature by or on behalf of Assignor

                                       -------------------------------------
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The Assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________.

                  Distributions made by check (such check to be made payable to _____________) and all applicable statements and notices should be mailed to
_____________________________.

                  This information is provided by ____________________________, the Assignee named above, or ____________________, as its agent.

                                   EXHIBIT A-5

                          FORM OF CLASS Y CERTIFICATES

              CLASS Y COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Cut-off Date:  June 1, 2000                                   Percentage Interest evidenced by this Class Y
                                                              Certificate:        %
Closing Date:  June 28, 2000                                                ------

First Distribution Date:                                      Aggregate Stated Principal Balance of the Mortgage Loans
July 18, 2000                                                 as of the Closing Date ("Initial Pool Balance"):
                                                              $713,300,121

Master Servicer:                                              Trustee:
GMAC Commercial Mortgage Corporation                          Norwest Bank Minnesota, National Association

Special Servicer:                                             Certificate Administrator:
GMAC Commercial Mortgage Corporation                          The Chase Manhattan Bank

Certificate No. Y-                                            CUSIP No.:
                  ---                                                     ----------------

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") OR (2) AN ACCREDITED INVESTOR WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS ARE DESCRIBED BY SUCH PARAGRAPHS (AN "INSTITUTIONAL ACCREDITED INVESTOR").

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, GMAC COMMERCIAL MORTGAGE CORPORATION, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS ENTITLED ONLY TO CERTAIN ADDITIONAL INTEREST (IF ANY) RECEIVED IN RESPECT OF THE ARD LOANS, SUBJECT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class Y Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and as special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class Y Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or
(ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc., the Trustee, any Fiscal Agent, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest herein shall be made except to a Qualified Institutional Buyer or an Institutional Accredited Investor. The Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee a certification, substantially in the form attached as Annex 1 or Annex 2 to Exhibit F-2A to the Agreement, to the effect that such prospective Transferee is a Qualified Institutional Buyer or a certification from the prospective Transferee to the effect that such prospective Transferee is an Institutional Accredited Investor.

                  No transfer of this Certificate or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of
Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of

ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

                  If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described in the three preceding paragraphs.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class Y Certificates referred to in the within-mentioned Agreement.

Dated:

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:

                                       -------------------------------------
                                       Signature by or on behalf of Assignor

                                       -------------------------------------
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The Assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ____________________________ for the account of ______________________________.

                  Distributions made by check (such check to be made payable to ____________) and all applicable statements and notices should be mailed to
_____________________________.

                  This information is provided by ______________________--, the Assignee named above, or ____________________, as its agent.

                                   EXHIBIT A-6

                          FORM OF CLASS R CERTIFICATES

              CLASS R COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Cut-off Date: June 1, 2000                                    Percentage Interest evidenced by this Class R
                                                              Certificate: ___%
Closing Date: June 28, 2000

First Distribution Date:  July 18, 2000                       Aggregate Stated Principal Balance of the Mortgage Loans
                                                              as of the Closing Date ("Initial Pool Balance"):
                                                              $713,300,121

Master Servicer:                                              Trustee:
GMAC Commercial Mortgage Corporation                          Norwest Bank Minnesota, National Association

Special Servicer:                                             Certificate Administrator:
GMAC Commercial Mortgage Corporation                          The Chase Manhattan Bank

Certificate No. R-                                            CUSIP No.:
                  --                                                      ---------------

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER").

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, GMAC COMMERCIAL MORTGAGE CORPORATION, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE EVIDENCES OWNERSHIP OF THE "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS" (EACH A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO

THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS, IF ANY, ON THIS CERTIFICATE.

                  This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class R Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer", which term includes any successor entity under the Agreement) and as special servicer (in such capacity, the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on 18 day of each month or, if such 18 day is not a Business Day, the Business Day immediately following (each a "Distribution Date") to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class R Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1A to the Agreement; or
(ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached as Exhibit F-2A to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc., the Trustee, any Fiscal Agent, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest herein shall be made except to a Qualified Institutional Buyer. The Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee a certification, substantially in the form attached as Annex 1 or Annex 2 to Exhibit F-2A to the Agreement, to the effect that such prospective Transferee is a Qualified Institutional Buyer.

                  No transfer of this Certificate or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

                  Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by its acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of Transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee and the Tax Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of either the Certificate Registrar or Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected. In connection therewith, the Certificate Registrar shall not register the transfer of an Ownership Interest in this Certificate to any entity classified as a partnership under the Code unless at the time of transfer, all of its beneficial owners are United States Persons.

                  Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee and the Tax Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

                  If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Certificate Registrar to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described in the five preceding paragraphs.

                  The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Tax Administrator the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Tax Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC Pool to cease to qualify as a REMIC or be subject to an entity-level tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

                  A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" and a "Non-United States Person". In addition, if such Transferee is classified as a partnership under the Code, such Transferee can only be a "Permitted Transferee" if all of its beneficial owners are United States Persons.

                  A "Disqualified Organization" is any of (i) the United States or a possession thereof, any State or political subdivision thereof or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Tax Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all the Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

Dated:

                                      THE CHASE MANHATTAN BANK,
                                      not in its individual capacity but solely as Certificate Registrar

                                      By:
                                         -------------------------------------
                                         Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:

                                       -------------------------------------
                                       Signature by or on behalf of Assignor

                                       -------------------------------------
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The Assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ______________________for the account of _______________________________________________.

                  Distributions made by check (such check to be made payable to ____________) and all applicable statements and notices should be mailed to
_____________________________.

                  This information is provided by __________________________, the Assignee named above, or _________________________________, as its agent.

                                  EXHIBIT B-1A

                         SCHEDULE OF SBRC MORTGAGE LOANS

                             [See Attached Schedule]

LOAN NUMBER      CONTROL                 MORTGAGE                LOAN / PROPERTY NAME
                  NUMBER                LOAN SELLER
-----------------------------------------------------------------------------------------------------------

6603287                     1                  SBRC          Putnam Building
6000190                     7                  SBRC          Sports Arena Village
6603464                    19                  SBRC          Los Altos Woods Office Building
6603657                    23                  SBRC          Bridgetown 1 Office Building
6000112                    36                  SBRC          Herndon Plaza Retail Center
6602879                    40                  SBRC          132 South Rodeo Drive
SLP23981                   43                  SBRC          Cherry Tree Shopping Center
6603600                    44                  SBRC          1916-1928 Old Middlefield Road
SLP24688                   54                  SBRC          Jester Village Retail Center
SLP25023                   57                  SBRC          Otay Distribution Center
GMSL2020                   62                  SBRC          Valley Sunset Center
6603216                    71                  SBRC          Ponderosa Village Shopping Center
6603106                    72                  SBRC          Heinz Apartments
6603438                    74                  SBRC          Highbury Court Apartments
6603015                    78                  SBRC          58-38 Page Place
6203043                    80                  SBRC          Sweetwater Plaza East
6603022                    81                  SBRC          Duane Reade Maspeth
GMSL1050                   83                  SBRC          Brentwood Apartments
GMSL1140                   84                  SBRC          Whitehall Apartments
6603228                    85                  SBRC          Wind River Park Plaza
6603229                    86                  SBRC          Newport Victoria Plaza
6603565                    87                  SBRC          Haverty Furniture Store
GMSL1360                   90                  SBRC          New Jersey Portfolio
GMSL1360A                  90A                 SBRC          5004 Palisades
GMSL1360B                  90B                 SBRC          727 & 727A 25th Street
GMSL1360D                  90C                 SBRC          Franklin's Tower Two
GMSL1360C                  90D                 SBRC          Franklin's Tower One
6601465                    93                  SBRC          South Pointe Townhomes
SLP19741                   95                  SBRC          Alameda Shopping Center
6603655                    96                  SBRC          41 North Division Street
6603517                    101                 SBRC          Office Max Traverse
6603524                    105                 SBRC          Office Max Mankato
6000078                    106                 SBRC          Office Max Martinsburg
GMSL1010                   114                 SBRC          Holiday Inn Express
6603169                    117                 SBRC          Amberwood  Mobile Home Park
SLP22017                   118                 SBRC          Carson Commerce Center
6600279                    121                 SBRC          Fountain Plaza
6603368                    124                 SBRC          Hampton Inn Blythe
SLP24490                   125                 SBRC          The Grove Shopping Center
SLP24415                   127                 SBRC          Copeland Shopping Center


LOAN NUMBER         PROPERTY ADDRESS                                             CITY                     STATE            ZIP CODE


------------------------------------------------------------------------------------------------------------------------------------
6603287    One Upland Road                                                      Norwood                       MA              02062
6000190    3730-3780 Sports Arena Blvd. & 4015-4065 Hancock Street              San Diego                     CA              92110
6603464    5050 El Camino Real                                                  Los Altos                     CA              94022
6603657    1631 NW Thurman Street                                               Portland                      OR              97209
6000112    East Colonial Drive                                                  Orlando                       FL              32801
6602879    132 South Rodeo Drive                                                Beverly Hills                 CA              90212
SLP23981   11200 Scaggsville Road                                               Laurel                        MD              20723
6603600    1916-1928 Old Middlefield Road                                       Mountain View                 CA              94043
SLP24688   6507 Jester Boulevard                                                Austin                        TX              78750
SLP25023   6987-6995 Calle De Linea                                             San Diego                     CA              92137
GMSL2020   704 W. Sunset Road                                                   Henderson                     NV              89015
6603216    Highway 260 and Granite Dells Road                                   Payson                        AZ              85541
6603106    750-808 Enterprise Street and 451 Frazee Avenue                      Bowling Green                 OH              43402
6603438    50 Mount Zion Road                                                   Atlanta                       GA              30354
6603015    58-38 Page Place                                                     Maspeth                       NY              11378
6203043    1717-1747 Sweetwater Road                                            National City                 CA              91950
6603022    66-56 Grand Avenue                                                   Maspeth                       NY              11378
GMSL1050   1660 NE 150th Street                                                 Miami                         FL              33181
GMSL1140   14860 NE 6th Ave                                                     North Miami                   FL              33161
6603228    18141 Beach Boulevard                                                Huntington Beach              CA              92648
6603229    2183 Fairview Road                                                   Costa Mesa                    CA              92627
6603565    598 East FM 3040                                                     Lewisville                    TX              75067
GMSL1360   Various                                                              Various
GMSL1360A  5004 Palisade Avenue & 330 50th Street                               West New York                 NJ              07093
GMSL1360B  727 & 727A 25th Street                                               Union City                    NJ              07087
GMSL1360D  6120 Monroe Place                                                    West New York                 NJ              07093
GMSL1360C  211 64th Street                                                      West New York                 NJ              07093
6601465    1500 Shelby Drive East                                               Memphis                       TN              38116
SLP19741   321-325 East Alameda Avenue                                          Burbank                       CA              91502
6603655    41 North Division Street                                             Peekskill                     NY              10566
6603517    3111 South Airport Road                                              Traverse City                 MI              49684
6603524    2020 Adams Street                                                    Mankato                       MN              56001
6000078    800 Foxcroft Avenue                                                  Martinsburg                   WV              25401
GMSL1010   835 Buford Road                                                      Cumming                       GA              30041
6603169    1027 Tempe Street                                                    Amarillo                      TX              79118
SLP22017   930 East Dominguez Street                                            Carson                        CA              90745
6600279    7336 East Shoeman Lane                                               Scottsdale                    AZ              85251
6603368    900 West Hobson Way                                                  Blythe                        CA              92225
SLP24490   3103-3193 North Garey Avenue                                         Pomona                        CA              91767
SLP24415   15099 Hesperian Boulevard                                            San Leandro                   CA              94578

LOAN NUMBER   CUT-OFF DATE           ORIGINAL BALANCE          MORT-
                 BALANCE                                       GAGE
                                                               RATE
-----------------------------------------------------------------------
6603287      28,618,254.87                 28,878,148.39 (@)    7.570%
6000190      12,904,149.90                 13,500,000.00        7.510%
6603464       7,816,668.83                  7,860,000.00        7.840%
6603657       6,624,008.88                  6,650,000.00        8.200%
6000112       5,285,529.04                  5,492,990.56 (&)    7.280%
6602879       4,976,477.85                  5,000,000.00        8.450%
SLP23981      4,685,601.62                  4,700,000.00        8.400%
6603600       4,575,158.99                  4,700,000.00        7.690%
SLP24688      3,863,651.49                  3,875,000.00        8.560%
SLP25023      3,690,076.62                  3,700,000.00        8.375%
GMSL2020      3,394,280.78                  3,500,000.00        8.000%
6603216       3,180,107.73                  3,200,000.00        8.020%
6603106       3,179,259.26                  3,191,000.00        8.430%
6603438       3,106,150.84                  3,125,000.00        8.130%
6603015       2,975,696.38                  3,000,000.00        8.900%
6203043       2,908,631.50                  3,000,000.00        7.300%
6603022       2,878,420.21                  2,900,000.00        7.750%
GMSL1050      1,694,918.56                  1,710,000.00        7.875%
GMSL1140      1,129,945.62                  1,140,000.00        7.875%
6603228       1,418,562.85                  1,425,000.00        8.600%
6603229       1,373,766.17                  1,380,000.00        8.600%
6603565       2,735,316.46                  2,750,000.00        7.966%
GMSL1360      2,683,469.68                  2,704,000.00        8.250%
GMSL1360A
GMSL1360B
GMSL1360D
GMSL1360C

6601465       2,554,420.24                  2,565,030.12 (#)    7.130%
SLP19741      2,510,907.57                  2,525,000.00        8.125%
6603655       2,488,377.63                  2,500,000.00        7.950%
6603517       2,348,838.78                  2,500,000.00        8.250%
6603524       2,270,572.67                  2,400,000.00        7.950%
6000078       2,269,770.36                  2,360,000.00        7.375%
GMSL1010      2,105,292.43                  2,150,000.00        9.250%
6603169       2,059,553.23                  2,080,000.00        8.370%
SLP22017      2,047,625.49                  2,062,500.00        8.500%
6600279       2,004,409.18                  2,050,000.00        7.500%
6603368       1,894,734.91                  2,000,000.00        8.900%
SLP24490      1,869,414.72                  1,875,000.00        8.500%
SLP24415      1,866,547.09                  1,880,000.00        8.375%

LOAN NUMBER      CONTROL                 MORTGAGE                LOAN / PROPERTY NAME
                  NUMBER                LOAN SELLER
-----------------------------------------------------------------------------------------------------------
GMSL1020                   131                 SBRC          Las Posadas Shopping Center
GMSL1030                   132                 SBRC          The Ville Apartments
SLP23056                   134                 SBRC          Long Street Townhouses
GMSL1040                   136                 SBRC          Garden Apartments
SLP20991                   138                 SBRC          Madison Midtown Shopping Center
SLP21067                   139                 SBRC          Cleveland Corners Shopping Center
GMSL1060                   140                 SBRC          Park Place Apartments
GMSL1070                   143                 SBRC          Federal Express
GMSL1400                   144                 SBRC          Levittown Professional Building
6603331                    145                 SBRC          3311 Richmond Office Building
GMSL1080                   146                 SBRC          Carmel Towers
SLP22240                   148                 SBRC          Crestridge Apartments
GMSL1090                   152                 SBRC          The Town Center
GMSL3010                   153                 SBRC          Bayridge Apartments
SLP22898                   154                 SBRC          Ramada Inn - Elizabethtown
SLP20897                   155                 SBRC          Oasis Surgery Center
GMSL3020                   156                 SBRC          715 South Oxford Court Apartments
GMSL1100                   157                 SBRC          Barefoot Bay Medical Office Center
SLP22053                   159                 SBRC          Presidio Plaza
GMSL1310                   160                 SBRC          904-912 21st Avenue
GMSL1110                   162                 SBRC          Frisco South Shopping Center
6602381                    165                 SBRC          Milan Apartments
SLP20535                   166                 SBRC          Palm Pacific Plaza Shopping Center
SLP22955                   167                 SBRC          North Dixie Commerce Center
GMSL1120                   168                 SBRC          Meadowlark Apartments
GMSL1350                   169                 SBRC          Old Judge Building
SLP22517                   170                 SBRC          Sherman/Lennox Portfolio
SLP22517B                 170A                 SBRC          6839-6841 Lennox Avenue
SLP22517A                 170B                 SBRC          17732 Sherman Way
SLP22980                   171                 SBRC          Pacific Winds Apartments
GMSL1370                   172                 SBRC          Isle of Capri Apartments
GMSL1380                   173                 SBRC          Datura Station
SLP22416                   174                 SBRC          Park View Cooperative
SLP21241                   175                 SBRC          H & Z Office Building
SLP23854                   176                 SBRC          Nassau Bay Villas Apartments
SLP23640                   177                 SBRC          2180 West First Street
SLP22238                   179                 SBRC          Irving Place Apartments
GMSL3030                   184                 SBRC          Madrid Apartments
GMSL1150                   185                 SBRC          Comfort Inn - Milledgeville
SLP20328                   186                 SBRC          Wal-Mart Shopping Center
GMSL1160                   187                 SBRC          Stratford Apartments
GMSL1180                   188                 SBRC          Willow Glen Plaza


LOAN NUMBER     PROPERTY ADDRESS                                                    CITY                     STATE          ZIP CODE


------------------------------------------------------------------------------------------------------------------------------------

GMSL1020    802 - 806 Buchanan Boulevard                                         Boulder City                  NV             89005
GMSL1030    4348 Kennerly Ave.                                                   St. Louis                     MO             63113
SLP23056    1401 and 1501 East Long Street                                       Carson City                   NV             89706
GMSL1040    1021, 1027, 1030, 1035, 1039, 1045 NE 8th Avenue                     Ft. Lauderdale                FL             33304
SLP20991    1060 U.S. Highway 51                                                 Madison                       MS             39110
SLP21067    600 North Davis Avenue                                               Cleveland                     MS             38732
GMSL1060    1661 West 259th Street                                               Harbor City                   CA             90710
GMSL1070    109 - 111 Commission Blvd                                            Lafayette                     LA             70508
GMSL1400    2900 Hempstead Turnpike                                              Levittown                     NY             11756
6603331     3311 Richmond Avenue                                                 Houston                       TX             77098
GMSL1080    16700-16701 NE 21st Avenue                                           North Miami Beach             FL             33162
SLP22240    3200 West Walnut Street                                              Garland                       TX             75042
GMSL1090    110-120 E. La Habra Boulevard                                        La Habra                      CA             90631
GMSL3010    3001 F.M. 1266                                                       League City                   TX             77573
SLP22898    108 Commerce Drive                                                   Elizabethtown                 KY             42701
SLP20897    44301-44305 Lorimer Avenue                                           Lancaster                     CA             93534
GMSL3020    715 South Oxford Avenue                                              Los Angeles                   CA             90005
GMSL1100    8000 Ron Beatty Blvd.                                                Barefoot Bay                  FL             32935
SLP22053    401 South El Camino Real                                             San Clemente                  CA             92672
GMSL1310    904-912 21st Avenue South                                            Minneapolis                   MN             55404
GMSL1110    8200 Stonebrook Parkway                                              Frisco                        TX             75034
6602381     6600 Yucca Street                                                    Los Angeles                   CA             90028
SLP20535    1114-1120 North Pacific Avenue                                       Glendale                      CA             91202
SLP22955    3601 North Dixie Highway                                             Boca Raton                    FL             33431
GMSL1120    233-239 W. San Marcos Blvd                                           San Marcos                    CA             92069
GMSL1350    704 North 2nd Street                                                 St. Louis                     MO             63102
SLP22517
SLP22517B   6839-6841 Lennox Avenue                                              Van Nuys                      CA             91405
SLP22517A   17732 Sherman Way                                                    Reseda                        CA             91355
SLP22980    5578 34th Street                                                     Rubidoux                      CA             92509
GMSL1370    1359 NE 127th Street                                                 North Miami                   FL             33161
GMSL1380    120 S. Dixie Highway                                                 West Palm Beach               FL             33401
SLP22416    53 Prospect Street                                                   Stamford                      CT             06901
SLP21241    4300 Evergreen Lane                                                  Annandale                     VA             22003
SLP23854    130 Surf Court Drive                                                 Nassau Bay                    TX             77058
SLP23640    2180 West First Street                                               Fort Myers                    FL             33901
SLP22238    1005 Metker Street                                                   Irving                        TX             75062
GMSL3030    3201 Second Avenue                                                   Lake Charles                  LA             70601
GMSL1150    2595 North Columbia Street                                           Milledgeville                 GA             31061
SLP20328    NWC of Highway 75 & Highway 82                                       Sherman                       TX             75090
GMSL1160    1901-1931 Hazelwood Avenue                                           Ft Wayne                      IN             46805
GMSL1180    1111 Town East Blvd.                                                 Mesquite                      TX             75150

LOAN NUMBER   CUT-OFF DATE             ORIGINAL BALANCE        MORT-
                BALANCE                                        GAGE
                                                               RATE
-----------------------------------------------------------------------
GMSL1020      1,814,130.98                  1,830,000.00      7.955%
GMSL1030      1,813,445.59                  1,840,000.00      7.680%
SLP23056      1,790,809.92                  1,800,000.00      8.140%
GMSL1040      1,743,925.69                  1,762,500.00      7.750%
SLP20991      1,158,627.96                  1,165,000.00      8.200%
SLP21067        482,347.26                    485,000.00      8.200%
GMSL1060      1,634,079.51                  1,650,000.00      7.875%
GMSL1070      1,573,379.15                  1,600,000.00      7.750%
GMSL1400      1,550,442.42                  1,560,000.00      8.740%
6603331       1,542,902.27                  1,550,000.00      8.550%
GMSL1080      1,536,329.70                  1,550,000.00      7.875%
SLP22240      1,470,068.80                  1,480,000.00      9.375%
GMSL1090      1,441,959.68                  1,455,000.00      8.230%
GMSL3010      1,440,455.81                  1,492,000.00      8.750%
SLP22898      1,439,330.14                  1,450,000.00      9.875%
SLP20897      1,391,384.67                  1,400,000.00      8.720%
GMSL3020      1,375,649.74                  1,408,000.00      8.375%
GMSL1100      1,352,817.51                  1,365,000.00      8.250%
SLP22053      1,343,943.22                  1,350,000.00      8.625%
GMSL1310      1,342,654.78                  1,360,000.00      7.970%
GMSL1110      1,334,047.56                  1,345,000.00      8.250%
6602381       1,294,196.36                  1,300,000.00      8.100%
SLP20535      1,293,656.12                  1,300,000.00      8.313%
SLP22955      1,289,805.51                  1,295,000.00      8.490%
GMSL1120      1,285,194.53                  1,300,000.00      7.375%
GMSL1350      1,285,126.47                  1,300,000.00      8.625%
SLP22517      1,265,523.31                  1,275,000.00      8.875%
SLP22517B
SLP22517A
SLP22980      1,253,201.21                  1,260,000.00      8.250%
GMSL1370      1,240,509.23                  1,250,000.00      8.250%
GMSL1380      1,215,941.09                  1,225,000.00      8.375%
SLP22416      1,213,892.97                  1,230,000.00      8.875%
SLP21241      1,192,865.05                  1,200,000.00      8.875%
SLP23854      1,191,800.49                  1,200,000.00      8.000%
SLP23640      1,191,440.30                  1,195,000.00      8.500%
SLP22238      1,185,590.57                  1,193,600.00      9.375%
GMSL3030      1,108,725.41                  1,140,000.00      8.250%
GMSL1150      1,106,990.73                  1,150,000.00      9.250%
SLP20328      1,095,753.19                  1,100,000.00      8.625%
GMSL1160      1,084,891.94                  1,100,000.00      7.250%
GMSL1180      1,083,192.32                  1,100,000.00      8.250%

LOAN NUMBER      CONTROL                 MORTGAGE                LOAN / PROPERTY NAME
                  NUMBER                LOAN SELLER
-----------------------------------------------------------------------------------------------------------

GMSL1190                   189                 SBRC          Edgewater Bay Apartments
GMSL1170                   190                 SBRC          420 Group
GMSL1200                   192                 SBRC          Lake Forest North Apartments
SLP21920                   193                 SBRC          CompuChem Industrial
SLP20822                   195                 SBRC          A. E. Larson Building
GMSL2040                   198                 SBRC          Corbus-Peppertree Lane Apartments
GMSL3040                   199                 SBRC          Missouri Meadows Apartments
SLP22704                   200                 SBRC          Highlander Square Apartments
GMSL1340                   201                 SBRC          Hillcrest Crossing
GMSL1390                   202                 SBRC          Virginia Plaza
GMSL2050                   203                 SBRC          Pedersen Building
SLP22239                   205                 SBRC          Shadowood Apartments
SLP21331                   206                 SBRC          Arroyo Shopping Center
GMSL2060                   209                 SBRC          Petite Chateau Villa Mobile Home Park
GMSL1320                   211                 SBRC          Palmer Highway Shopping Center
SLP23012                   212                 SBRC          Somerset Apartments
GMSL2070                   213                 SBRC          Shady Acres/Pine Shadows Portfolio
GMSL2070A                 213A                 SBRC          Shady Acres Duplexes
GMSL2070B                 213B                 SBRC          Pine Shadows Estates
SLP21691                   214                 SBRC          Vanowen Street Retail Center
SLP22527                   216                 SBRC          Stanford Place Apartments
GMSL1220                   217                 SBRC          Panola-Redan Crossing
SLP25096                   218                 SBRC          Garnet Avenue Shopping Center
GMSL1230                   219                 SBRC          The Chalet Apartments
SLP23017                   220                 SBRC          Galt Ocean Plaza
SLP24396                   221                 SBRC          Zion Street Apartments
GMSL1250                   225                 SBRC          Heritage House Apartments
GMSL1240                   226                 SBRC          Troy Building
SLP24391                   227                 SBRC          Arlington Manor Mobile Home Park
GMSL2080                   229                 SBRC          Beresford Retail
GMSL2090                   230                 SBRC          120 Standard Street
GMSL2110                   232                 SBRC          Blair Place Duplexes
GMSL2100                   233                 SBRC          18714 Parthenia Street
GMSL1260                   236                 SBRC          Fox Tile
GMSL1270                   237                 SBRC          471 Prospect Street
GMSL2120                   239                 SBRC          Wishney
GMSL1330                   241                 SBRC          Centennial Apartments
GMSL2130                   242                 SBRC          Vanguard Industrial Building
GMSL2140                   244                 SBRC          Brentwood Village Apartments
SLP22681                   246                 SBRC          Glendale Apartments
GMSL1280                   252                 SBRC          Notre Dame Apartments
SLP24033                   254                 SBRC          Somers Apartments
GMSL1290                   256                 SBRC          Muse Apartments
SLP22362                   260                 SBRC          C. Martin Company

LOAN NUMBER   PROPERTY ADDRESS                                                  CITY                     STATE        ZIP CODE


-------------------------------------------------------------------------------------------------------------------------------
GMSL1190    750 NE 62nd Street                                                   Miami                     FL             33138
GMSL1170    420 West 17th Street                                                 Hialeah                   FL             33010
GMSL1200    3605 and 3613 Lake Forest Drive & 3626 and 3636 North 112th Avenue   Omaha                     NE             68164
SLP21920    501 Madison Avenue                                                   Cary                      NC             27513
SLP20822    6 South Second Street                                                Yakima                    WA             98901
GMSL2040    5920 West Laurie Lane                                                Glendale                  AZ             85302
GMSL3040    3501 West Missouri Avenue                                            Phoenix                   AZ             85019
SLP22704    4000 North 19th Street                                               Waco                      TX             76708
GMSL1340    17404 Hillcrest Road                                                 Dallas                    TX             75252
GMSL1390    2310 Virginia Parkway                                                McKinney                  TX             75070
GMSL2050    398 West Colorado Avenue                                             Telluride                 CO             81435
SLP22239    120 South Jupiter Road                                               Garland                   TX             75042
SLP21331    8129-8147 Arroyo Drive                                               South San Gabriel         CA             91770
GMSL2060    2075 W. Rialto Avenue                                                San Bernardino            CA             92410
GMSL1320    3305-3319 Palmer Highway                                             Texas City                TX             77590
SLP23012    3445 Almand Drive                                                    College Park              GA             30337
GMSL2070
GMSL2070A   723A-748B Vicky Drive                                                Huntsville                TX             77340
GMSL2070B   3300 Pine Grove Drive                                                Huntsville                TX             77340
SLP21691    12500-12510 Vanowen Street                                           Los Angeles               CA             91605
SLP22527    1406 Acadian Drive                                                   Houma                     LA             70363
GMSL1220    5616 Redan Road                                                      Stone Mountain            GA             30088
SLP25096    2263-2275 Garnet Avenue                                              San Diego                 CA             92109
GMSL1230    951 French St.                                                       Irving                    TX             75061
SLP23017    3300 N.E. 34th Street                                                Fort Lauderdale           FL             33308
SLP24396    399 Zion Street                                                      Hartford                  CT             06106
GMSL1250    45 Wheeler Ave                                                       Bridgeport                CT             06606
GMSL1240    1025 SE Pine                                                         Portland                  OR             97214
SLP24391    222 Rockwell Drive                                                   Midland                   MI             48642
GMSL2080    2340 East Pacific Coast Highway                                      Long Beach                CA             90804
GMSL2090    120 Standard Street                                                  El Segundo                CA             90245
GMSL2110    31902-31940 Michael Street                                           Magnolia                  TX             77355
GMSL2100    18714 Parthenia Street                                               Northridge                CA             91324
GMSL1260    2121-2131 South Industrial Road                                      Las Vegas                 NV             89102
GMSL1270    471 Prospect Street                                                  East Orange               NJ             07017
GMSL2120    475 W. Stetson Ave                                                   Hemet                     CA             92543
GMSL1330    2624 SE 182nd Avenue                                                 Gresham                   OR             97230
GMSL2130    546 Vanguard Way                                                     Brea                      CA             92821
GMSL2140    8703-8715 Beechnut Street                                            Houston                   TX             77036
SLP22681    1803 West Gramercy                                                   San Antonio               TX             78201
GMSL1280    404-412 Notre Dame Ave.                                              Manchester                NH             03102
SLP24033    924 NE 17th Terrace                                                  Ft. Lauderdale            FL             33304
GMSL1290    217 Muse Street                                                      Newton                    KS             67114
SLP22362    1259 East Ridgecrest Boulevard                                       Ridgecrest                CA             93555

LOAN NUMBER    CUT-OFF DATE             ORIGINAL BALANCE        MORT-
                  BALANCE                                       GAGE
                                                                RATE
-----------------------------------------------------------------------
GMSL1190      1,082,470.75                  1,094,000.00      7.750%
GMSL1170      1,068,761.10                  1,100,000.00      8.000%
GMSL1200        999,938.16                  1,015,000.00      8.030%
SLP21920        995,609.84                  1,027,000.00      8.625%
SLP20822        995,186.67                  1,000,000.00      8.875%
GMSL2040        989,751.96                  1,000,000.00      8.250%
GMSL3040        979,133.44                  1,000,000.00      8.875%
SLP22704        960,874.52                    965,000.00      8.260%
GMSL1340        952,900.75                    960,000.00      8.375%
GMSL1390        939,381.20                    945,000.00      8.875%
GMSL2050        890,126.41                    900,000.00      8.250%
SLP22239        879,061.35                    885,000.00      9.375%
SLP21331        877,898.53                    882,500.00      8.375%
GMSL2060        836,266.18                    850,000.00      8.625%
GMSL1320        805,651.33                    812,000.00      8.875%
SLP23012        797,127.72                    800,000.00      8.875%
GMSL2070        787,123.06                    800,000.00      8.375%
GMSL2070A
GMSL2070B
SLP21691        773,970.40                    780,000.00      9.125%
SLP22527        756,932.13                    760,000.00      9.250%
GMSL1220        753,022.67                    770,000.00      7.250%
SLP25096        748,251.82                    750,000.00      8.900%
GMSL1230        741,137.06                    750,000.00      7.750%
SLP23017        739,942.14                    742,500.00      8.820%
SLP24396        725,157.00                    730,000.00      8.750%
GMSL1250        638,130.36                    650,000.00      8.125%
GMSL1240        627,514.38                    650,000.00      7.500%
SLP24391        594,538.78                    600,000.00      8.438%
GMSL2080        586,644.61                    592,000.00      8.375%
GMSL2090        561,038.23                    570,000.00      8.500%
GMSL2110        538,687.46                    547,500.00      8.375%
GMSL2100        538,306.29                    550,000.00      7.750%
GMSL1260        516,620.50                    525,000.00      8.625%
GMSL1270        515,209.45                    525,000.00      7.625%
GMSL2120        491,952.03                    500,000.00      8.375%
GMSL1330        472,008.93                    475,000.00      9.125%
GMSL2130        470,577.63                    475,000.00      8.875%
GMSL2140        450,509.51                    459,000.00      8.250%
SLP22681        437,587.79                    440,000.00      9.125%
GMSL1280        363,632.31                    370,000.00      8.500%
SLP24033        348,696.54                    350,000.00      8.750%
GMSL1290        317,444.64                    322,875.00      8.625%
SLP22362        292,148.47                    300,000.00      9.750%

LOAN NUMBER      CONTROL                 MORTGAGE                LOAN / PROPERTY NAME
                  NUMBER                LOAN SELLER
-----------------------------------------------------------------------------------------------------------



         PROPERTY ADDRESS                                             CITY                     STATE              ZIP CODE


------------------------------------------------------------------------------------------------------------------------------


 CUT-OFF DATE             ORIGINAL BALANCE           MORT-
    BALANCE                                          GAGE
                                                     RATE
------------------------------------------------------------


@ Loan was funded in two stages. First funding was on 7/29/98 for $18,600,000; second funding was for $10,400,000 on 4/13/99

# Note Date shown is loan modification date. Original Note Date and Original Balance were 7/23/98 and $2,650,000, respectively.

& Note Date shown is loan modification date. Original Note Date and Original Balance were 3/2/87 and $7,600,000, respectively.

                                  EXHIBIT B-1B

                         SCHEDULE OF GCFP MORTGAGE LOANS

                             [See Attached Schedule]

LOAN NUMBER        CONTROL       MORTGAGE           LOAN / PROPERTY NAME
                    NUMBER      LOAN SELLER

-------------------------------------------------------------------------------------------------------------
03-0812021a              2         GCFP          Jovanna Villas Apartments
03-0812021b              3         GCFP          Los Cabos II Apartments
03-0810209               4         GCFP          Sunrise Plaza Shopping Center
HHCC0062                 5         GCFP          Hasbrouck & Torview Apartments
9902010037               8         GCFP          Holiday Inn Somerset
03-0812009               9         GCFP          Southridge Shopping Center
9903010048               10        GCFP          Stewart Plaza
03-0810176               11        GCFP          The Carriage Building (Building 39)
9904010057               12        GCFP          1000 Adams Avenue
03-0812750               13        GCFP          101 West Avenue
03-0810693               14        GCFP          Clearview Farms Apartments
03-0810134               15        GCFP          The TJ Building
03-0812008               16        GCFP          International Precision Components Corp. Building
9908010077               17        GCFP          480 Sprague Street
03-0812751               18        GCFP          990 Spring Garden Street
03-0810647               20        GCFP          655 Merrick Avenue
9906020003               21        GCFP          Nicholson Plaza
03-0810192               22        GCFP          Ventura Village Shopping Center
03-0810146               24        GCFP          Courtyard Center
9904010055               25        GCFP          Raymour & Flanigan Plaza A
03-0810207               26        GCFP          4707 East Baseline Road
9911010023               27        GCFP          Holiday Inn Arena
03-0810195               28        GCFP          Kentbrook Apartments
9901010030               29        GCFP          Ramada Plaza Hotel and Office Building
20001020008              30        GCFP          Quail Park I
9902010043               31        GCFP          139 Main Street
9911010016               32        GCFP          Holiday Inn University
03-0812500               33        GCFP          PRG - Scenic Technologies
9910010080               34        GCFP          Raymour & Flanigan Plaza B
9912020007               35        GCFP          West County Professional and Medical Center
03-0810070               37        GCFP          15250 Avenue of Science
03-0810074               38        GCFP          The Barnyard Retail Center
03-0810184               39        GCFP          711 Madison Avenue
03-0810202               41        GCFP          4001 Fairview Industrial Drive Southeast
03-0810175               42        GCFP          The Parris Building (Building 34)
03-0812501               45        GCFP          Days Inn Singer Island
03-0810097               46        GCFP          The Sports Authority
03-0810119               47        GCFP          Grand Union Supermarket
9911020006               48        GCFP          Parklawn Center
03-0810154               49        GCFP          Two World's Fair Drive

LOAN NUMBER      PROPERTY ADDRESS                                     CITY                         STATE             ZIP CODE


-----------------------------------------------------------------------------------------------------------------------------
03-0812021a   2720 West Serene Avenue                               Las Vegas                        NV                89123
03-0812021b   4701 Lawerence Street                                 North Las Vegas                  NV                89031
03-0810209    620-696 Blossom Hill Road                             San Jose                         CA                95123
HHCC0062      16A Kensington Circle                                 Garnerville                      NY                10923
9902010037    195 Davidson Avenue                                   Somerset                         NJ                08873
03-0812009    1300-1450 Mendota Road                                Inver Grove Heights              MN                55077
9903010048    370-494 North Mountain Avenue                         Upland                           CA                91786
03-0810176    39 First Avenue                                       Charlestown                      MA                02129
9904010057    1000 Adams Avenue                                     Lower Providence Township        PA                19403
03-0812750    101 West Avenue                                       Jenkintown                       PA                19046
03-0810693    306 Robert Quigley Drive                              Scottsville                      NY                14546
03-0810134    930 Flushing Avenue                                   Brooklyn                         NY                11206
03-0812008    28468 & 28251 North Ballard Road                      Lake Forest                      IL                60045
9908010077    480 Sprague Street                                    Dedham                           MA                02026
03-0812751    990 Spring Garden Street                              Philadelphia                     PA                19123
03-0810647    655 Merrick Avenue                                    Westbury                         NY                11590
9906020003    5000-5060 Nicholson Lane                              Rockville                        MD                20852
03-0810192    21347 Ventura Boulevard                               Woodland Hills                   CA                91364
03-0810146    2404-2410 San Ramon Valley Boulevard                  San Ramon                        CA                94583
9904010055    625-665 Boston Road                                   Springfield                      MA                01119
03-0810207    4707 East Baseline Road                               Phoenix                          AZ                85040
9911010023    2-8 Hawley Street                                     Binghamton                       NY                13901
03-0810195    9803 South 248th Street                               Kent                             WA                98031
9901010030    One Ramada Plaza                                      New Rochelle                     NY                10801
2000102000    8801 South Rancho Drive                               Las Vegas                        NV                89106
9902010043    139 Main Street                                       Cambridge                        MA                02142
9911010016    4105 Vestal Parkway East                              Vestal                           NY                13850
03-0812500    6050 South Valley View Boulevard                      Las Vegas                        NV                89118
9910010080    490 New Park Avenue                                   West Hartford                    CT                06110
9912020007    14120-14180 Beach Boulevard                           Westminster                      CA                92683
03-0810070    15250 Avenue of Science                               San Diego                        CA                92128
03-0810074    Highway One at Carmel Valley Road                     Carmel Valley                    CA                93923
03-0810184    25 East 63rd Street                                   New York                         NY                10021
03-0810202    4001 Fairview Industrial Drive Southeast              Salem                            OR                97302
03-0810175    One First Avenue                                      Charlestown                      MA                02129
03-0812501    2700 North Ocean Avenue                               Singer Island                    FL                33404
03-0810097    51-30 Northern Boulevard                              Long Island City                 NY                11377
03-0810119    Southwest Corner of Route 7A and Equinox Terrace      Manchester                       VT                05201
9911020006    11910 Parklawn Drive                                  Rockville                        MD                20852
03-0810154    Two World's Fair Drive                                Franklin                         NJ                08873

LOAN NUMBER            CUT-OFF DATE                  ORIGINAL        MORT-
                          BALANCE                    BALANCE         GAGE
                                                                     RATE
-----------------------------------------------------------------------------
03-0812021a            13,712,398.54                13,750,000.00     8.300%
03-0812021b             9,972,653.53                10,000,000.00     8.300%
03-0810209             14,887,462.50                14,930,000.00     8.140%
HHCC0062               14,641,646.86                14,700,000.00     8.140%
9902010037             12,899,823.81                13,000,000.00     9.140%
03-0812009             11,417,665.34                11,442,000.00     8.670%
9903010048             11,180,811.13                11,261,000.00     7.920%
03-0810176             10,957,229.98                11,000,000.00     8.220%
9904010057             10,862,493.05                10,920,000.00     8.020%
03-0812750             10,334,868.59                10,400,000.00     7.685%
03-0810693              9,745,437.85                 9,773,000.00     8.180%
03-0810134              8,133,454.02                 8,200,000.00     8.430%
03-0812008              8,028,928.29                 8,048,000.00     8.840%
9908010077              7,973,179.25                 8,000,000.00     8.070%
03-0812751              7,957,951.34                 7,980,000.00     8.260%
03-0810647              6,959,929.00                 7,000,000.00     8.030%
9906020003              6,834,741.86                 6,900,000.00     8.560%
03-0810192              6,674,166.58                 6,690,000.00     8.220%
03-0810146              6,557,619.61                 6,600,000.00     7.900%
9904010055              6,472,287.81                 6,500,000.00     8.270%
03-0810207              6,269,162.87                 6,286,000.00     8.380%
9911010023              6,221,465.02                 6,300,000.00     8.060%
03-0810195              6,079,439.34                 6,100,000.00     8.050%
9901010030              5,922,694.68                 6,000,000.00     7.890%
2000102000              5,888,509.06                 5,900,000.00     9.030%
9902010043              5,657,038.58                 5,700,000.00     7.700%
9911010016              5,431,437.71                 5,500,000.00     8.060%
03-0812500              5,420,526.03                 5,475,000.00     8.310%
9910010080              5,385,573.66                 5,400,000.00     8.390%
9912020007              5,286,459.35                 5,300,000.00     8.560%
03-0810070              5,259,510.24                 5,350,000.00     6.870%
03-0810074              5,168,611.92                 5,250,000.00     7.000%
03-0810184              5,151,514.54                 5,200,000.00     8.200%
03-0810202              4,836,599.49                 4,850,000.00     8.260%
03-0810175              4,768,465.71                 4,795,000.00     7.825%
03-0812501              4,462,078.10                 4,500,000.00     9.110%
03-0810097              4,460,072.55                 4,500,000.00     7.920%
03-0810119              4,424,160.29                 4,468,462.62     8.120%
9911020006              4,112,970.74                 4,125,000.00     8.575%
03-0810154              4,090,384.44                 4,115,000.00     8.160%

LOAN NUMBER        CONTROL       MORTGAGE           LOAN / PROPERTY NAME
                    NUMBER      LOAN SELLER

-------------------------------------------------------------------------------------------------------------
03-0812011               50        GCFP          Arden Woods Office Building
03-0810650               51        GCFP          350 Centerpointe
9912010031               52        GCFP          Erie Canal Commons
9908010074               53        GCFP          Executive Center Northridge
03-0810663               55        GCFP          Suncreek Corporate Center
03-0810049               56        GCFP          Airport Business Plaza
03-0812014               58        GCFP          Groesbeck Industrial Park
03-0810166               59        GCFP          A Safe Self Storage
9904010051               60        GCFP          Audobon One
03-0812503               61        GCFP          Quail Valley Apartments
03-0810100               63        GCFP          Tangerine Hill Apartments
03-0812502               64        GCFP          Modesto Imaging Center
03-0812020a              65        GCFP          Beechnut Grove Apartments
03-0812020b              66        GCFP          Woodvine Apartments
9911010024               67        GCFP          Holiday Inn Kennedy Space Center
03-0812001               68        GCFP          Chateau Resort & Conf.
03-0810199               69        GCFP          West Pointe Apartments
03-0812013               70        GCFP          Auburn Hills Industrial Center
03-0810160               73        GCFP          Barcelona Apartments
03-0810180               75        GCFP          BankBoston Building
03-0810673               77        GCFP          43 West 47th Street
03-0810041               79        GCFP          3832-3844 Sepulveda Boulevard
03-0810116               82        GCFP          Fairfield Inn Houma
9904010050               88        GCFP          Westgate Office Center
9904010053               89        GCFP          Commonwealth Park
03-0810181               91        GCFP          Centerpointe 24-Hour Fitness
9911020005               92        GCFP          Keats Plaza
03-0810193               94        GCFP          Glenmoor Green I Apartments
03-0810194               97        GCFP          Glenmoor Green II Apartments
03-0810147               98        GCFP          Flagship Wharf Commercial Condominium
9904010065               99        GCFP          South Park Center
03-0810142              100        GCFP          1952 West El Camino
03-0810171              102        GCFP          Rockland Multi-family Residences
03-0810664              103        GCFP          Realty Expert Building
03-0810674              104        GCFP          75 Bermar Park, Nickel Office Building & Tonida Office
                                                 Building
03-0812002              107        GCFP          Kmart South Bend
03-0810145              108        GCFP          Wolfie's Plaza
03-0810670              109        GCFP          200-220 West 1st Street
9905010062              110        GCFP          The Loring Building
03-0810178              111        GCFP          Park Paloma Apartments
03-0810079              112        GCFP          Mitchell Building
03-0812006              113        GCFP          Kennedy I Office Building

LOAN NUMBER     PROPERTY ADDRESS                                      CITY                  STATE            ZIP CODE


----------------------------------------------------------------------------------------------------------------------
03-0812011   4105 Lexington Avenue North                           Arden Hills               MN                55126
03-0810650   350 Essjay Road                                       Williamsville             NY                14221
9912010031   2500-2570 Ridgeway Avenue                             Rochester                 NY                14626
9908010074   19145-19215 Parthenia Street                          Northridge                CA                91324
03-0810663   7777 Greenback Lane                                   Citrus Heights            CA                95610
03-0810049   6401, 6431, 6451 South Country Club Road; 3191 East   Tucson                    AZ                85706
             Valencia Road
03-0812014   145-195 Malow Street                                  Mount Clemens             MI                48143
03-0810166   160 Johnson Avenue                                    Hackensack                NJ                07601
9904010051   1890 Preston White Drive                              Reston                    VA                20190
03-0812503   5300 Baseline Road                                    Little Rock               AR                72209
03-0810100   360 Bethel Avenue                                     Sanger                    CA                93657
03-0812502   157 East Coolidge Avenue                              Modesto                   CA                95351
03-0812020a  7511 Beechnut                                         Houston                   TX                77074
03-0812020b  7550 Longpoint Road                                   Houston                   TX                77055
9911010024   4951 South Washington Avenue                          Titusville                FL                32780
03-0812001   300 Camelback Road                                    Tannersville              PA                18372
03-0810199   2184 West 3100 South                                  West Valley City          UT                84119
03-0812013   68-70 Squirrel Road                                   Auburn Hills              MI                48326
03-0810160   5625 Manzanita Avenue                                 Carmichael                CA                95608
03-0810180   10 North Main Street                                  Fall River                MA                02724
03-0810673   43 West 47th Street                                   New York                  NY                10036
03-0810041   3832-3844 Sepulveda Boulevard                         Torrance                  CA                90505
03-0810116   1530 Martin Luther King Boulevard                     Houma                     LA                70360
9904010050   700 West Johnson Avenue                               Cheshire                  CT                06410
9904010053   300 Dominion Drive                                    Morrisville               NC                27560
03-0810181   336 North Sunrise Boulevard                           Roseville                 CA                95661
9911020005   12115 Parklawn Drive                                  Rockville                 MD                20852
03-0810193   4602 Tieton Drive                                     Yakima                    WA                98908
03-0810194   701 South 48th Avenue                                 Yakima                    WA                98908
03-0810147   197 Eighth Street                                     Charlestown               MA                02129
9904010065   4700 Riverside Drive                                  Palm Beach Gardens        FL                33410
03-0810142   1952 El Camino Real                                   Mountain View             CA                94040
03-0810171   Hingham Street & Cobb Drive; Manzella Court; Pierce   Rockland                  MA                02370
             Road
03-0810664   41051 Mission Boulevard                               Fremont                   CA                94539
03-0810674   75 Bermar Park, 3515 & 3535 Buffalo Road              Gates                     NY                14624
03-0812002   4850 Western Avenue                                   South Bend                IN                46619
03-0810145   100 South Military Trail                              Deerfield Beach           FL                33442
03-0810670   200-220 West 1st Street                               Santa Ana                 CA                92701
9905010062   3685 Main Street                                      Riverside                 CA                92501
03-0810178   2930 North 46th Street                                Phoenix                   AZ                85018
03-0810079   387-391 Main Mall                                     Poughkeepsie              NY                12601
03-0812006   804 North Milwaukee Street                            Milwaukee                 WI                53202


LOAN NUMBER             CUT-OFF DATE                  ORIGINAL          MORT-
                          BALANCE                     BALANCE           GAGE
                                                                        RATE
------------------------------------------------------------------------------
03-0812011               4,089,469.58                 4,100,000.00     8.540%
03-0810650               4,013,407.35                 4,050,000.00     8.360%
9912010031               3,968,362.42                 4,000,000.00     7.780%
9908010074               3,911,014.79                 3,925,000.00     8.550%
03-0810663               3,837,367.70                 3,850,000.00     8.150%
03-0810049               3,705,428.48                 3,800,000.00     7.180%
03-0812014               3,687,015.36                 3,700,000.00     8.766%
03-0810166               3,538,409.59                 3,560,000.00     8.620%
9904010051               3,501,443.38                 3,525,000.00     7.750%
03-0812503               3,488,139.63                 3,500,000.00     8.030%
03-0810100               3,345,711.83                 3,375,000.00     7.420%
03-0812502               3,339,332.56                 3,350,000.00     8.260%
03-0812020a              2,208,119.47                 2,215,000.00     8.350%
03-0812020b              1,081,629.66                 1,085,000.00     8.350%
9911010024               3,258,862.60                 3,300,000.00     8.060%
03-0812001               3,227,894.73                 3,250,000.00     9.310%
03-0810199               3,215,949.33                 3,229,000.00     8.070%
03-0812013               3,213,470.27                 3,220,000.00     8.866%
03-0810160               3,151,810.47                 3,170,000.00     7.680%
03-0810180               3,038,355.72                 3,050,000.00     8.290%
03-0810673               2,978,382.70                 3,000,000.00     8.340%
03-0810041               2,946,157.15                 3,000,000.00     7.090%
03-0810116               2,878,288.00                 2,910,000.00     8.730%
9904010050               2,725,901.42                 2,740,000.00     8.110%
9904010053               2,710,733.50                 2,722,500.00     8.220%
03-0810181               2,639,607.64                 2,650,000.00     8.570%
9911020005               2,617,345.03                 2,625,000.00     8.575%
03-0810193               2,541,542.28                 2,550,000.00     8.110%
03-0810194               2,466,813.16                 2,475,000.00     8.120%
03-0810147               2,370,296.60                 2,400,000.00     7.710%
9904010065               2,364,397.65                 2,376,000.00     8.310%
03-0810142               2,357,761.67                 2,370,000.00     8.410%
03-0810171               2,312,850.05                 2,325,000.00     8.050%
03-0810664               2,291,068.77                 2,300,000.00     8.225%
03-0810674               2,283,786.06                 2,300,000.00     8.450%
03-0812002               2,240,142.88                 2,250,000.00     8.170%
03-0810145               2,228,325.68                 2,250,000.00     8.470%
03-0810670               2,216,999.71                 2,225,000.00     8.870%
9905010062               2,180,904.70                 2,200,000.00     8.080%
03-0810178               2,139,610.92                 2,150,000.00     7.800%
03-0810079               2,123,146.03                 2,150,000.00     8.050%
03-0812006               2,105,829.14                 2,110,000.00     8.970%





LOAN NUMBER        CONTROL       MORTGAGE           LOAN / PROPERTY NAME
                    NUMBER      LOAN SELLER

-------------------------------------------------------------------------------------------------------------
03-0810152              115        GCFP          16300 Addison Road Office Building
03-0810117              116        GCFP          Fairfield Inn Jackson
03-0810622              119        GCFP          Nome Plaza Shopping Center
9901010034              120        GCFP          River Park Shopping Center
03-0810115              122        GCFP          Fairfield Inn Hattiesburg
03-0810118              123        GCFP          Fairfield Inn Lake Charles-Sulphur
03-0810603              126        GCFP          475-499 Hillside Avenue
03-0810179              128        GCFP          The Fleet Building
9905020002              129        GCFP          Commack Tower Plaza
9906010066              130        GCFP          Shoppes of Northshore
03-0810639              133        GCFP          Amelia Court Apartments
03-0810653              135        GCFP          Silverbrook Apartments
9901010033              137        GCFP          Westchester and New Haven Apartments
03-0810182              141        GCFP          Horizons Apartments
03-0810005              142        GCFP          Regency Square Apartments
03-0810186              147        GCFP          Westwood Apartments
03-0812600              149        GCFP          Pine Tree Square
03-0810634              150        GCFP          Thistlewood Apartments
03-0810643              151        GCFP          Lesbo/Bullion Mobile Home Park
03-0810625              158        GCFP          14 Mamaroneck Avenue
03-0810607              161        GCFP          Ambassador Apartments
03-0810696              163        GCFP          Oquendo Office Warehouse
03-0810685              164        GCFP          Palm Harbor Mobile Home Park
03-0810580              178        GCFP          8020 Northwest 60th Street
03-0810000              180        GCFP          Regency Palms Apartments
03-0810563              181        GCFP          Four Flags Motors, Inc.
03-0810652              182        GCFP          Alexandria Gardens Apartments
03-0810655              183        GCFP          47-49 Main Street
03-0810621              191        GCFP          7-Eleven
03-0810680              194        GCFP          Palazzolo Plaza
03-0810687              196        GCFP          Lanewood Apartments
03-0810678              197        GCFP          Chris-Town Mobile Home Park
03-0810646              204        GCFP          Spring Oaks Mobile Home & Recreational Vehicle Park
03-0810573              207        GCFP          The Nog Retail Center
03-0810630              208        GCFP          London Square Apartments
03-0810638              210        GCFP          Walnut Hills Apartments
03-0810629              215        GCFP          Rena's Village Plaza
03-0810624              222        GCFP          Country Square Mobile Home Park
03-0810562              223        GCFP          1513-1517 Taylor Avenue
03-0810658              224        GCFP          Westside Warehouse
                                                 Capitol View Apartments, Charles Apartments & Randolph
03-0810626              228        GCFP          Apartments
03-0810686              231        GCFP          2077-2089 New York Avenue

LOAN NUMBER     PROPERTY ADDRESS                                      CITY                      STATE           ZIP CODE


-------------------------------------------------------------------------------------------------------------------------
03-0810152     16300 Addison Road                                    Addison                     TX                75248
03-0810117     5723 I-55 North                                       Jackson                     MS                39213
03-0810622     436-464 Nome Avenue                                   Staten Island               NY                10314
9901010034     3312 Peachtree Industrial Boulevard                   Duluth                      GA                30096
03-0810115     173 Thornhill Drive                                   Hattiesburg                 MS                39402
03-0810118     2615 Ruth Street                                      Sulphur                     LA                70664
03-0810603     475-499 Hillside Avenue                               Hillside                    NJ                07205
03-0810179     25 John A. Cummings Way                               Woonsocket                  RI                02895
9905020002     6300 Jericho Turnpike                                 Commack                     NY                11725
9906010066     363 Atlantic Boulevard                                Atlantic Beach              FL                32233
03-0810639     1381 Ohio Pike (S.R. 125)                             Pierce Township             OH                45102
03-0810653     1245 Columbine Street                                 Denver                      CO                80206
9901010033     4021 & 4217 Hessmer Avenue                            Metairie                    LA                70002
03-0810182     1510 North 48th Street                                Phoenix                     AZ                85008
03-0810005     1401 Cartier Drive                                    Tampa                       FL                33612
03-0810186     6810 West Preece Lane                                 Boise                       ID                88704
03-0812600     379 Main Street                                       Waterville                  ME                04901
03-0810634     1637 Alameda Drive                                    Xenia                       OH                45385
03-0810643     611 Bullion Road                                      Elko                        NV                89801
03-0810625     14 Mamaroneck Avenue                                  White Plains                NY                10601
03-0810607     3094 Brighton 5th Street                              Brooklyn                    NY                11233
03-0810696     3720 West Oquendo Road                                Las Vegas                   NV                89118
03-0810685     7175 South U.S. 1                                     Titusville                  FL                32780
03-0810580     8020 Northwest 60th Street                            Miami                       FL                33166
03-0810000     4113 East Linebaugh Avenue                            Tampa                       FL                33617
03-0810563     2901 South Highway 159                                Glen Carbon                 IL                62034
03-0810652     130 South Alexandria Avenue                           Los Angeles                 CA                90004
03-0810655     47-49 Main Street                                     Freeport                    ME                04032
03-0810621     9190 West Cheyenne Avenue                             Las Vegas                   NV                89129
03-0810680     800 Central Park Avenue                               Scarsdale                   NY                10583
03-0810687     7075 Lanewood Avenue                                  Los Angeles                 CA                90028
03-0810678     1919 West Colter Street                               Phoenix                     AZ                85015
03-0810646     22014 Spring Oaks Drive                               Spring                      TX                77389
03-0810573     2801 Nogalitos Street                                 San Antonio                 TX                78225
03-0810630     403 Rockdale Avenue                                   Boardman                    OH                44512
03-0810638     102 Walnut Hills Drive                                Chillicothe                 OH                45601
03-0810629     7325-7371 Lake Underhill Drive                        Orlando                     FL                32822
03-0810624     NC Highway 16/18                                      Wilkesboro                  NC                28697
03-0810562     1513-1517 Taylor Avenue                               Bronx                       NY                10460
03-0810658     5201 Interstate Avenue                                Shreveport                  LA                71109
               44-46 Capitol Avenue; 490 Burritt Street; 195
03-0810626     Overlook Avenue                                       New Britain                 CT                06052
03-0810686     2077-2089 New York Avenue                             Huntington Station          NY                11746

LOAN NUMBER              CUT-OFF DATE                    ORIGINAL        MORT-
                           BALANCE                       BALANCE         GAGE
                                                                         RATE
-------------------------------------------------------------------------------
03-0810152                2,082,048.10                 2,100,000.00     8.160%
03-0810117                2,067,224.04                 2,090,000.00     8.730%
03-0810622                2,026,300.14                 2,050,000.00     8.440%
9901010034                2,025,941.76                 2,050,000.00     7.990%
03-0810115                1,997,986.88                 2,020,000.00     8.730%
03-0810118                1,983,150.37                 2,005,000.00     8.730%
03-0810603                1,868,202.60                 1,900,000.00     8.780%
03-0810179                1,842,937.09                 1,850,000.00     8.290%
9905020002                1,839,805.53                 1,860,000.00     8.390%
9906010066                1,829,638.83                 1,847,000.00     8.590%
03-0810639                1,810,481.02                 1,835,000.00     7.700%
03-0810653                1,766,204.21                 1,780,000.00     7.590%
9901010033                1,722,373.19                 1,740,000.00     8.220%
03-0810182                1,619,197.81                 1,629,000.00     7.840%
03-0810005                1,578,624.24                 1,635,000.00     8.060%
03-0810186                1,493,285.55                 1,500,000.00     8.090%
03-0812600                1,455,343.12                 1,461,000.00     9.190%
03-0810634                1,453,361.98                 1,472,000.00     7.980%
03-0810643                1,443,674.70                 1,460,000.00     8.240%
03-0810625                1,348,077.93                 1,358,100.00     8.040%
03-0810607                1,339,668.48                 1,370,000.00     7.250%
03-0810696                1,326,813.98                 1,330,000.00     8.800%
03-0810685                1,313,821.90                 1,324,000.00     8.010%
03-0810580                1,191,028.86                 1,235,000.00     7.670%
03-0810000                1,179,962.75                 1,220,000.00     8.140%
03-0810563                1,160,198.90                 1,200,000.00     8.210%
03-0810652                1,135,768.32                 1,144,000.00     7.880%
03-0810655                1,123,198.55                 1,129,000.00     8.690%
03-0810621                1,024,554.52                 1,041,000.00     8.890%
03-0810680                  995,333.32                 1,000,000.00     8.480%
03-0810687                  994,285.82                 1,000,000.00     8.920%
03-0810678                  992,424.76                 1,000,000.00     8.780%
03-0810646                  889,599.06                   900,000.00     8.070%
03-0810573                  866,706.97                   900,000.00     7.800%
03-0810630                  854,047.69                   865,000.00     7.980%
03-0810638                  834,300.81                   845,000.00     7.980%
03-0810629                  765,693.60                   775,000.00     8.250%
03-0810624                  718,584.02                   725,000.00     8.880%
03-0810562                  704,282.87                   720,000.00     7.920%
03-0810658                  644,208.11                   650,000.00     8.430%

03-0810626                  592,119.45                   600,000.00     7.790%
03-0810686                  546,440.14                   550,000.00     8.870%

LOAN NUMBER        CONTROL       MORTGAGE           LOAN / PROPERTY NAME
                    NUMBER      LOAN SELLER

----------------------------------------------------------------------------------
03-0810632              234        GCFP          Thornapple Apartments
03-0810677              235        GCFP          2800 Oakmont Drive
03-0810654              238        GCFP          Barclay Arms Apartments
03-0810636              240        GCFP          Elmgrove Apartments
03-0810689              243        GCFP          135-145 Orange Street Apartments
03-0810688              245        GCFP          Seoul Plaza
03-0810641              247        GCFP          Riverview Apartments
03-0810617              248        GCFP          820 Linden Boulevard
03-0810583              249        GCFP          Vail Valley Auto
03-0810635              250        GCFP          Hawthorne Apartments II
03-0810616              251        GCFP          2096 Saint Georges Avenue
03-0810682              253        GCFP          Nash Multi-family Apartments
03-0810640              255        GCFP          Foxglove Apartments, Phase I
03-0810692              257        GCFP          Chalmer Place
03-0810637              258        GCFP          Ivy Court Apartments
03-0810642              259        GCFP          Royce Apartments
03-0810633              261        GCFP          Aster Court Apartments
03-0810691              262        GCFP          Zora Lee Apartments
03-0810631              263        GCFP          Foxglove II Apartments
03-0810628              264        GCFP          Indiana Street Apartments
03-0810604              265        GCFP          "A" Street Apartments
03-0810577              266        GCFP          The Colonial Apartments
03-0810589              267        GCFP          Taylene Court Apartments
03-0810690              268        GCFP          Myrtle Street Apartments

LOAN NUMBER     PROPERTY ADDRESS                                       CITY                      STATE       ZIP CODE


----------------------------------------------------------------------------------------------------------------------
03-0810632     4401 Thornway Drive                                   Columbus                     OH            43231
03-0810677     2800 Oakmont Drive                                    Round Rock                   TX            78664
03-0810654     5 Simmons Street                                      Saugerties                   NY            12477
03-0810636     510 Elmgrove Terrace                                  Middletown                   OH            45044
03-0810689     135-145 Orange Street & 640-644 Union Street          Manchester                   NH            03103
03-0810688     11101 Pacific Highway Southwest                       Lakewood                     WA            98499
03-0810641     3160-3184 Riverview Circle                            Columbus                     OH            43202
03-0810617     820 Linden Boulevard                                  Brooklyn                     NY            11203
03-0810583     41000 U.S. Highway 6                                  Avon                         CO            81620
03-0810635     10 McGibney Road                                      Mount Vernon                 OH            43050
03-0810616     2096 Saint Georges Avenue                             Rahway                       NJ            07065
03-0810682     345-357 South Main Street                             Cheshire                     CT            06410
03-0810640     103-113 Palmer Lane                                   Bryan                        OH            43506
03-0810692     10545-10573 Chalmer Place                             Spring Hill                  FL            34442
03-0810637     203 Ivy Court                                         Eaton                        OH            45320
03-0810642     6813 Weedin Place Northeast                           Seattle                      WA            98115
03-0810633     26 Aster Court                                        New London                   OH            44851
03-0810691     4831 Junius Street                                    Dallas                       TX            75246
03-0810631     115-121 Palmer Lane                                   Bryan                        OH            43506
03-0810628     1710 Indiana Street                                   Houston                      TX            77006
03-0810604     2332-2336 "A" Street                                  Forest Grove                 OR            97116
03-0810577     108-114 Mason Road                                    New Ipswich                  NH            03071
03-0810589     809-829 Southeast 187th Avenue                        Gresham                      OR            97233
03-0810690     120-122 Myrtle Street & 539-541                       Manchester                   NH            03103
               Pine Street

LOAN NUMBER              CUT-OFF DATE                  ORIGINAL          MORT-
                            BALANCE                     BALANCE          GAGE
                                                                         RATE
 -----------------------------------------------------------------------------
03-0810632                 537,111.98                   544,000.00     7.980%
03-0810677                 536,562.37                   540,000.00     8.950%
03-0810654                 512,551.71                   520,000.00     8.940%
03-0810636                 478,859.01                   485,000.00     7.980%
03-0810689                 457,704.49                   460,000.00     8.700%
03-0810688                 447,545.53                   450,000.00     9.150%
03-0810641                 410,846.03                   415,000.00     8.280%
03-0810617                 410,524.89                   420,000.00     8.210%
03-0810583                 392,098.34                   400,000.00     8.150%
03-0810635                 380,125.29                   385,000.00     7.980%
03-0810616                 369,676.83                   375,000.00     8.170%
03-0810682                 352,441.97                   355,000.00     8.340%
03-0810640                 335,695.05                   340,000.00     7.980%
03-0810692                 312,426.03                   315,000.00     9.180%
03-0810637                 302,125.59                   306,000.00     7.980%
03-0810642                 293,949.40                   300,000.00     8.390%
03-0810633                 286,328.06                   290,000.00     7.980%
03-0810691                 283,284.01                   284,000.00     8.610%
03-0810631                 256,707.94                   260,000.00     7.980%
03-0810628                 246,785.14                   250,000.00     7.900%
03-0810604                 241,620.61                   246,000.00     7.960%
03-0810577                 235,560.58                   240,000.00     8.250%
03-0810589                 229,780.70                   235,000.00     8.060%
03-0810690                 223,877.18                   225,000.00     8.700%


                                  EXHIBIT B-1C

             SCHEDULE OF ORIGINAL MORTGAGE LOANS HELD BY LOAN REMICS


Heritage House Apartments
420 Group
The Chalet Apartments
Fox Title
Garden Apartments
Meadowlark Apartments
Willow Glen Plaza
Holiday Inn Express
Park Place apartments
The Town Center
Comfort Inn - Milledgeville
Lake Forest North Apartments
Frisco South Shopping Center
The Ville Apartments
Las Posados Shopping Center
904-912 21st Avenue
New Jersey Portfolio
Hillcrest Crossing

                                  EXHIBIT B-1D

               SCHEDULE OF ENVIRONMENTALLY INSURED MORTGAGE LOANS

LOAN NUMBER           CONTROL NUMBER        MORTGAGE LOAN SELLER         LOAN / PROPERTY NAME
6603287                     1                       SBRC                Putnam Building
9908010077                  17                      GCFP                480 Sprague Street
03-0810097                  46                      GCFP                The Sports Authority
SLP25023                    57                      SBRC                Otay Distribution Center
GMSL2020                    62                      SBRC                Valley Sunset Center
03-0810180                  75                      GCFP                BankBoston Building
GMSL1050                    83                      SBRC                Brentwood Apartments
GMSL1140                    84                      SBRC                Whitehall Apartments
GMSL1360A                  90A                      SBRC                5004 Palisades
GMSL1360B                  90B                      SBRC                727 & 727A 25th Street
GMSL1360D                  90C                      SBRC                Franklin's Tower Two
GMSL1360C                  90D                      SBRC                Franklin's Tower One
03-0810147                  98                      GCFP                Flagship Wharf Commercial Condominium
GMSL1010                   114                      SBRC                Holiday Inn Express
SLP22017                   118                      SBRC                Carson Commerce Center
SLP24490                   125                      SBRC                The Grove Shopping Center
SLP24415                   127                      SBRC                Copeland Shopping Center
03-0810179                 128                      GCFP                The Fleet Building
GMSL1020                   131                      SBRC                Las Posadas Shopping Center
GMSL1030                   132                      SBRC                The Ville Apartments
SLP23056                   134                      SBRC                Long Street Townhouses
GMSL1040                   136                      SBRC                Garden Apartments
SLP20991                   138                      SBRC                Madison Midtown Shopping Center
SLP21067                   139                      SBRC                Cleveland Corners Shopping Center
GMSL1060                   140                      SBRC                Park Place Apartments
GMSL1400                   144                      SBRC                Levittown Professional Building
GMSL1080                   146                      SBRC                Carmel Towers
SLP22240                   148                      SBRC                Crestridge Apartments
GMSL1090                   152                      SBRC                The Town Center
GMSL3010                   153                      SBRC                Bayridge Apartments
SLP22898                   154                      SBRC                Ramada Inn - Elizabethtown
SLP20897                   155                      SBRC                Oasis Surgery Center
GMSL3020                   156                      SBRC                715 South Oxford Court Apartments
GMSL1100                   157                      SBRC                Barefoot Bay Medical Office Center
SLP22053                   159                      SBRC                Presidio Plaza
GMSL1310                   160                      SBRC                904-912 21st Avenue
GMSL1110                   162                      SBRC                Frisco South Shopping Center
SLP22955                   167                      SBRC                North Dixie Commerce Center
GMSL1120                   168                      SBRC                Meadowlark Apartments
SLP22517B                  170A                     SBRC                6839-6841 Lennox Avenue
SLP22517A                  170B                     SBRC                17732 Sherman Way
SLP22980                   171                      SBRC                Pacific Winds Apartments
GMSL1380                   173                      SBRC                Datura Station
SLP22416                   174                      SBRC                Park View Cooperative
SLP21241                   175                      SBRC                H & Z Office Building
SLP23854                   176                      SBRC                Nassau Bay Villas Apartments
SLP23640                   177                      SBRC                2180 West First Street
SLP22238                   179                      SBRC                Irving Place Apartments
GMSL3030                   184                      SBRC                Madrid Apartments
SLP20328                   186                      SBRC                Wal-Mart Shopping Center
GMSL1160                   187                      SBRC                Stratford Apartments
GMSL1180                   188                      SBRC                Willow Glen Plaza
GMSL1190                   189                      SBRC                Edgewater Bay Apartments
GMSL1170                   190                      SBRC                420 Group
GMSL1200                   192                      SBRC                Lake Forest North Apartments
SLP21920                   193                      SBRC                CompuChem Industrial
SLP20822                   195                      SBRC                A. E. Larson Building
GMSL2040                   198                      SBRC                Corbus-Peppertree Lane Apartments
GMSL3040                   199                      SBRC                Missouri Meadows Apartments

LOAN NUMBER           CONTROL NUMBER        MORTGAGE LOAN SELLER         LOAN / PROPERTY NAME
SLP22704                   200                      SBRC                Highlander Square Apartments
GMSL1340                   201                      SBRC                Hillcrest Crossing
GMSL1390                   202                      SBRC                Virginia Plaza
GMSL2050                   203                      SBRC                Pedersen Building
SLP22239                   205                      SBRC                Shadowood Apartments
SLP21331                   206                      SBRC                Arroyo Shopping Center
GMSL2060                   209                      SBRC                Petite Chateau Villa Mobile Home Park
GMSL1320                   211                      SBRC                Palmer Highway Shopping Center
SLP23012                   212                      SBRC                Somerset Apartments
GMSL2070A                  213A                     SBRC                Shady Acres Duplexes
GMSL2070B                  213B                     SBRC                Pine Shadows Estates
SLP21691                   214                      SBRC                Vanowen Street Retail Center
SLP22527                   216                      SBRC                Stanford Place Apartments
GMSL1220                   217                      SBRC                Panola-Redan Crossing
SLP25096                   218                      SBRC                Garnet Avenue Shopping Center
GMSL1230                   219                      SBRC                The Chalet Apartments
SLP23017                   220                      SBRC                Galt Ocean Plaza
SLP24396                   221                      SBRC                Zion Street Apartments
GMSL1250                   225                      SBRC                Heritage House Apartments
GMSL1240                   226                      SBRC                Troy Building
SLP24391                   227                      SBRC                Arlington Manor Mobile Home Park
GMSL2080                   229                      SBRC                Beresford Retail
GMSL2090                   230                      SBRC                120 Standard Street
GMSL2110                   232                      SBRC                Blair Place Duplexes
GMSL2100                   233                      SBRC                18714 Parthenia Street
GMSL1260                   236                      SBRC                Fox Tile
GMSL1270                   237                      SBRC                471 Prospect Street
GMSL2120                   239                      SBRC                Wishney
GMSL1330                   241                      SBRC                Centennial Apartments
GMSL2130                   242                      SBRC                Vanguard Industrial Building
GMSL2140                   244                      SBRC                Brentwood Village Apartments
SLP22681                   246                      SBRC                Glendale Apartments
GMSL1280                   252                      SBRC                Notre Dame Apartments
SLP24033                   254                      SBRC                Somers Apartments
GMSL1290                   256                      SBRC                Muse Apartments
SLP22362                   260                      SBRC                C. Martin Company

                                  EXHIBIT B-1E

                       SCHEDULE OF EARNOUT MORTGAGE LOANS

                                   EXHIBIT B-2

                SCHEDULE OF EXCEPTIONS TO MORTGAGE FILE DELIVERY


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                    SERIES 2000-C1

LEGEND
M-MISSING    Y-YES
O-ORIGINAL   N-NO
 C-COPY


            NOTE REVIEW EXCEPTION REPORT


------------------------------------------------------------------------------------------------------------------------------
                                                                    ORIGINAL                                     ENDORSED
                                                                    PRINCIPAL             ORIGINAL NOTE        PER AGREEMENT
  CONTROL               NUMBER                                       BALANCE                   Y/N                  Y/N
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
     1           PUTNAM BUILDING                                    $28,878,148.39              Y                   IB
------------------------------------------------------------------------------------------------------------------------------
     2           JOVANNA VILLAS APTS                                 13,750,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     3           LOS CABOS II APTS                                   10,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     4           SUNRISE PLAZA S.C.                                  14,930,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     5           HASBROUCK &TORVIEW APTS                             14,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     6           SPORTS ARENA VILLAGE                                13,500,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     7           HOLIDAY INN SOMERSET                                13,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     8           SOUTHRIDGE S.C.                                     11,442,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     9           STEWART PLAZA                                       11,261,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     10          THE CARRIAGE BUILDING                               11,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     11          1000 ADAMS AVENUE                                   10,920,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     12          101 WEST AVENUE                                     10,400,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     13          CLEARVIEW FARMS APTS                                 9,773,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     14          THE TJ BUILDING                                      8,200,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     15          IPCC BUILDING                                        8,048,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     16          480 SPRAGUE STREET                                   8,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     17          990 SPRING GARDEN STREET                             7,980,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     18          LOS ALTOS WOODS OFFICE BUILD.                                                                      IB
------------------------------------------------------------------------------------------------------------------------------
     19          655 MERRICK AVENUE                                   7,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     20          NICHOLSON PLAZA                                      6,900,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     21          VENTURA VILLAGE S.C.                                 6,690,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     22          BRIDGETOWN 1 OFFICE BLDG                             6,650,000.00              Y                   IB
------------------------------------------------------------------------------------------------------------------------------
     23          COURTYARD CENTER                                     6,600,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     24          RAYMOUR & FLANIGAN PLAZA A                                                                          N
------------------------------------------------------------------------------------------------------------------------------
     25          4707 EAST BASELINE ROAD                              6,286,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     26          HOLIDAY INN ARENA                                    6,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     27          KENTBROOK APTS                                       6,100,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     28          RAMADA PLAZA HOTEL & OFFICE                          6,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                    SERIES 2000-C1

LEGEND
M-MISSING    Y-YES
O-ORIGINAL   N-NO
 C-COPY


            NOTE REVIEW EXCEPTION REPORT


------------------------------------------------------------------------------------------------------------------------------
                                                                    ORIGINAL                                     ENDORSED
                                                                    PRINCIPAL             ORIGINAL NOTE        PER AGREEMENT
  CONTROL               NUMBER                                       BALANCE                   Y/N                  Y/N
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
     29          QUAIL PARK I                                         5,900,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     30          139 MAIN STREET                                      5,700,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     31          HOLIDAY INN UNIVERSITY                               5,500,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     32          PRG - SCENIC TECH.                                   5,475,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     33          RAYMOUR & FLANIGAN PLAZA B                           5,400,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     34          WEST COUNTY PROFESSIONAL                             5,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     35          HERNDON PLAZA RETAIL CTR.                            5,492,990.56              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     36          15250 AVENUE OF SCIENCE                              5,350,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     37          THE BARNYARD RETAIL CENTER                           5,250,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     38          711 MADISON AVENUE                                   5,200,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     39          132 SOUTH RODEO DRIVE                                5,000,000.00              Y                   IB
------------------------------------------------------------------------------------------------------------------------------
     40          4001 FAIRVIEW INDUSTRIAL DRIVE                       4,850,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     41          THE PARRIS BUILDING                                  4,795,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     42          CHERRY TREE S. C.                                    4,700,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     43          1916-1928 OLD MIDDLEFIELD ROAD                                                                     IB
------------------------------------------------------------------------------------------------------------------------------
     44          DAYS INN SINGER ISLAND                               4,500,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     45          THE SPORTS AUTHORITY                                 4,500,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     46          GRAND UNION SUPERMARKET                              4,468,462.62              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     47          PARKLAWN CENTER                                      4,125,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     48          TWO WORLD'S FAIR DRIVE                               4,115,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     49          ARDEN WOODS OFFICE BUILDING                          4,100,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     50          350 CENTERPOINTE                                     4,050,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     51          ERIE CANAL COMMONS                                   4,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     52          EXECUTIVE CENTER NORTHRIDGE                          3,925,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     53          JESTER VILLAGE RETAIL CENTER                         3,875,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     54          SUNCREEK CORPORATE CENTER                            3,850,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     55          AIRPORT BUSINESS PLAZA                               3,800,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     56          OTAY DISTRIBUTION CENTER                             3,700,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     57          GROESBECK INDUSTRIAL PARK                            3,700,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     58          A SAFE SELF STORAGE                                  3,560,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     59          AUDOBON ONE                                          3,525,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     60          QUAIL VALLEY APTS                                    3,500,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     61          VALLEY SUNSET CENTER                                 3,500,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     62          TANGERINE HILL APTS.                                 3,375,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     63          MODESTO IMAGING CENTER                               3,350,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     64          BEECHNUT GROVE APTS.                                 2,215,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                    SERIES 2000-C1

LEGEND
M-MISSING    Y-YES
O-ORIGINAL   N-NO
 C-COPY


            NOTE REVIEW EXCEPTION REPORT


------------------------------------------------------------------------------------------------------------------------------
                                                                    ORIGINAL                                     ENDORSED
                                                                    PRINCIPAL             ORIGINAL NOTE        PER AGREEMENT
  CONTROL               NUMBER                                       BALANCE                   Y/N                  Y/N
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
     65          WOODVINE APTS.                                       1,085,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     66          HOLIDAY INN KENNEDY SPACE                            3,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     67          CHATEAU RESORT & CONF.                               3,250,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     68          WEST POINTE APTS.                                    3,229,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     69          AUBURN HILLS INDUSTRIAL CENTER                       3,220,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     70          PONDEROSA VILLAGE S.C.                               3,200,000.00              Y                   IB
------------------------------------------------------------------------------------------------------------------------------
     71          HEINZ APTS.                                          3,191,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     72          BARCELONA APTS.                                      3,170,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     73          HIGHBURY COURT APTS                                  3,125,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     74          BANKBOSTON BUILDING                                  3,050,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     75          43 WEST 47TH STREET                                  3,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     76          58-38 PAGE PLACE                                     3,000,000.00              Y                   IB
------------------------------------------------------------------------------------------------------------------------------
     77          3832-3844 SEPULVEDA BLVD.                            3,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     78          SWEETWATER PLAZA EAST                                3,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     79          DUANE READE MASPETH                                  2,900,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     80          FAIRFIELD INN HOUMA                                  2,910,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     81          BRENTWOOD APTS.                                      1,710,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     82          WHITEHALL APTS.                                      1,140,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     83          WIND RIVER PARK PLAZA                                1,425,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     84          NEWPORT VICTORIA PLAZA                               1,380,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     85          HAVERTY FURNITURE STORE                              2,750,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     86          WESTGATE OFFICE CENTER                               2,740,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     87          COMMONWEALTH PARK                                    2,722,500.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     88          NEW JERSEY PORTFOLIO                                 2,704,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     89          CENTERPOINT 24-HOUR FITNESS                                                                         N
------------------------------------------------------------------------------------------------------------------------------
     90          KEATS PLAZA                                          2,625,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     91          SOUTH POINTE TOWNHOMES                               2,565,030.12              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     92          GLENMORE GREEN I APTS.                               2,550,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     93          ALAMEDA S. C.                                        2,525,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     94          41 NORTH DIVISION STREET                             2,500,000.00              Y                   IB
------------------------------------------------------------------------------------------------------------------------------
     95          GLENMOOR GREEN II APTS.                              2,475,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     96          FLAGSHIP WHARF COMM'L. CONDO.                                                                       N
------------------------------------------------------------------------------------------------------------------------------
     97          SOUTH PARK CENTER                                    2,376,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     98          1952 WEST EL CAMINO                                  2,370,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
     99          OFFICE MAX TRAVERSE                                  2,500,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    100          ROCKLAND MULTI-FAMILY RES.                           2,325,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                    SERIES 2000-C1

LEGEND
M-MISSING    Y-YES
O-ORIGINAL   N-NO
 C-COPY


            NOTE REVIEW EXCEPTION REPORT


------------------------------------------------------------------------------------------------------------------------------
                                                                    ORIGINAL                                     ENDORSED
                                                                    PRINCIPAL             ORIGINAL NOTE        PER AGREEMENT
  CONTROL               NUMBER                                       BALANCE                   Y/N                  Y/N
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    101          REALTY EXPERT BUILDING                               2,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    102          75 BERMAR PK., NICKEL OFFICE                         2,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    103          OFFICE MAX MANKATO                                   2,400,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    104          OFFICE MAX MARTINSBURG                               2,360,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    105          KMART SOUTH BEND                                     2,250,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    106          WOLFIE'S PLAZA                                       2,225,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    107          200-220 WEST 1ST STREET                              2,225,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    108          THE LORING BUILDING                                  2,200,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    109          PARK PALOMA APTS.                                    2,150,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    110          MITCHELL BUILDING                                    2,150,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    111          KENNEDY I OFFICE BUILDING                            2,110,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    112          HOLIDAY INN EXPRESS                                  2,150,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    113          16300 ADDISON RD. OFFICE BLDG.                                                                      N
------------------------------------------------------------------------------------------------------------------------------
    114          FAIRFIELD INN JACKSON                                2,090,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    115          AMBERWOOD MOBILE HOME PARK                                                                          N
------------------------------------------------------------------------------------------------------------------------------
    116          CARSON COMMERCE CENTER                               2,062,500.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    117          NOME PLAZA S. C.                                     2,050,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    118          RIVER PARK S.C.                                      2,050,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    119          FOUNTAIN PLAZA                                       2,050,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    120          FAIRFIELD INN HATTIESBRG                             2,020,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    121          FAIRFIELD INN LAKE CHARLES                           2,005,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    122          HAMPTON INN AT BLYTHE                                2,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    123          THE GROVE S.C.                                       1,875,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    124          475-499 HILLSIDE AVENUE                              1,900,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    125          COPELAND S.C.                                        1,880,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    126          THE FLEET BUILDING                                   1,850,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    127          COMMACK TOWER PLAZA                                  1,860,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    128          SHOPPES OF NORTHSHORE                                1,847,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    129          LAS POSADAS S.C.                                     1,830,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    130          THE VILLE APTS.                                      1,840,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    131          AMELIA COURT APTS.                                   1,835,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    132          LONG STREET TOWNHOUSES                               1,800,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    133          SILVERBROOK APTS.                                    1,780,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    134          GARDEN APTS.                                         1,762,500.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    135          WESTCHESTER AND NEW HAVEN                            1,740,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    136          MADISON MIDTOWN S.C.                                 1,165,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                    SERIES 2000-C1

LEGEND
M-MISSING    Y-YES
O-ORIGINAL   N-NO
 C-COPY


            NOTE REVIEW EXCEPTION REPORT


------------------------------------------------------------------------------------------------------------------------------
                                                                    ORIGINAL                                     ENDORSED
                                                                    PRINCIPAL             ORIGINAL NOTE        PER AGREEMENT
  CONTROL               NUMBER                                       BALANCE                   Y/N                  Y/N
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    137          CLEVELAND CORNERS S.C.                                 485,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    138          PARK PLACE APTS.                                     1,650,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    139          HORIZONS APTS.                                       1,629,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    140          REGENCY SQUARE APTS.                                 1,635,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    141          FEDERAL EXPRESS                                      1,600,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    142          LEVITTOWN PROFESSIONAL BLDG.                         1,560,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    143          3311 RICHMOND OFFICE BLDG.                           1,550,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    144          CAMEL TOWERS                                         1,550,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    145          WESTWOOD APTS                                        1,500,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    146          CRESTRIDGE APTS.                                     1,480,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    147          PINE TREE SQUARE                                     1,461,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    148          THISTLEWOOD APTS                                     1,472,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    149          LESBO/BULLION MOBILE HOME PK                                                                        N
------------------------------------------------------------------------------------------------------------------------------
    150          THE TOWN CENTER                                      1,455,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    151          BAYRIDGE APTS.                                       1,492,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    152          RAMADA INN - ELIZABETHTOWN                           1,450,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    153          OASIS SURGERY CENTER                                 1,400,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    154          715 SOUTH OXFORD COURT APTS.                         1,408,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    155          BAREFOOT BAY MEDICAL OFFICE CTR                                                                     N
------------------------------------------------------------------------------------------------------------------------------
    156          14 MAMARONECK AVENUE                                 1,358,100.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    157          PRESIDO PLAZA                                        1,350,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    158          904-912 21ST AVENUE                                  1,360,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    159          AMBASSADOR APTS                                      1,370,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    160          FRISCO SOUTH S.C.                                    1,345,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    161          OQUENDO OFFICE WAREHOUSE                             1,330,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    162          PALM HARBOR MOBILE HOME PARK                                                                        N
------------------------------------------------------------------------------------------------------------------------------
    163          MILAN APTS.                                          1,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    164          PALM PACIFIC PLAZA S.C.                              1,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    165          NORTH DIXIE COMMERCE CENTER                                                                         N
------------------------------------------------------------------------------------------------------------------------------
    166          MEADOWLARK APTS.                                     1,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    167          OLD JUDGE BUILDING                                   1,300,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    168          SHERMAN/LENNOX PORTFOLIO                             1,275,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    169          PACIFIC WINDS APTS.                                  1,260,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    170          ISLE OF CAPRI APTS.                                  1,250,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    171          DATURA STATION                                       1,225,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    172          PARK VIEW COOPERATIVE                                1,230,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                    SERIES 2000-C1

LEGEND
M-MISSING    Y-YES
O-ORIGINAL   N-NO
 C-COPY


            NOTE REVIEW EXCEPTION REPORT


------------------------------------------------------------------------------------------------------------------------------
                                                                    ORIGINAL                                     ENDORSED
                                                                    PRINCIPAL             ORIGINAL NOTE        PER AGREEMENT
  CONTROL               NUMBER                                       BALANCE                   Y/N                  Y/N
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    173          H & Z OFFICE BUILDING                                1,200,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    174          NASSAU BAY VILLAS APTS.                              1,200,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    175          2180 WEST FIRST STREET                               1,195,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    176          8020 NORTHWEST 60TH STREET                           1,235,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    177          IRVING PLACE APTS.                                   1,193,600.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    178          REGENCY PALMS APTS.                                  1,220,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    179          FOUR FLAGS MOTORS, INC.                              1,200,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    180          ALEXANDRIA GARDENS APTS.                             1,144,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    181          47-49 MAIN STREET                                    1,129,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    182          MADRID APTS.                                         1,140,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    183          COMFORT INN-MILLEDGEVILLE                            1,150,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    184          WAL-MART S.C.                                        1,100,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    185          STRATFORD APTS.                                      1,100,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    186          WILLOW GLEN PLAZA                                    1,100,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    187          EDGEWATER BAY APTS.                                  1,094,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    188          420 GROUP                                            1,100,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    189          7-ELEVEN                                             1,041,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    190          LAKE FOREST NORTH APTS.                              1,015,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    191          COMPUCHEM INDUSTRIAL                                 1,027,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    192          PALAZZOLO PLAZA                                      1,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    193          A.E. LARSON BUILDING                                 1,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    194          LANEWOOD APTS.                                       1,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    195          CHRIS-TOWN MOBILE HOME PARK                                                                         N
------------------------------------------------------------------------------------------------------------------------------
    196          CORBUS-PEPPERTREE LANE APTS.                                                                        N
------------------------------------------------------------------------------------------------------------------------------
    197          MISSOURI MEADOWS APTS                                1,000,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    198          HIGHLANDER SQUARE APTS.                                965,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    199          HILLCREST CROSSING                                     960,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    200          VIRGINIA PLAZA                                         945,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    201          PEDERSON BUILDING                                      900,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    202          SPRING OAKS MOBILE HOME PK.                                                                         N
------------------------------------------------------------------------------------------------------------------------------
    203          SHADOWOOD APTS.                                        885,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    204          ARROYO S.C.                                            882,500.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    205          THE NOG RETAIL CENTER                                  900,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    206          LONDON SQUARE APTS.                                  8,654,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    207          PETITE CHATEAU VILLA MOBILE                            850,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    208          WALNUT HILLS APTS.                                     845,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                    SERIES 2000-C1

LEGEND
M-MISSING    Y-YES
O-ORIGINAL   N-NO
 C-COPY


            NOTE REVIEW EXCEPTION REPORT


------------------------------------------------------------------------------------------------------------------------------
                                                                    ORIGINAL                                     ENDORSED
                                                                    PRINCIPAL             ORIGINAL NOTE        PER AGREEMENT
  CONTROL               NUMBER                                       BALANCE                   Y/N                  Y/N
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    209          PALMER HIGHWAY S.C.                                    812,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    210          SOMERSET APTS.                                         800,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    211          SHADY ACRES/PINE SHADOWS                               800,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    212          VANOWEN STREET RETAIL CENTER                                                                        N
------------------------------------------------------------------------------------------------------------------------------
    213          RENA'S VILLAGE PLAZA                                   775,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    214          STANFORD PLACE APTS.                                   760,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    215          PANOLA-REDAN CROSSING                                  770,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------
    216          GARNET AVENUE S.C.                                     750,000.00              Y                    N
------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit B-1E


                      Schedule of Earnout Mortgage Loans

                                   EXHIBIT B-3

                         FORM OF CUSTODIAL CERTIFICATION

                                     [date]


Salomon Brothers Realty Corp.              GMAC Commercial Mortgage Corporation
388 Greenwich Street                       200 Witmer Road
New York, New York  10013                  P. O. Box 1015
                                           Horsham, Pennsylvania  19044

Greenwich NatWest Limited                  Greenwich Capital Markets, Inc.
600 Steamboat Road                         600 Steamboat Road
Greenwich, Connecticut  06830              Greenwich, Connecticut  06830

Salomon Smith Barney Inc.                  Chase Securities Inc.
388 Greenwich Street                       270 Park Avenue
New York, New York  10013                  New York, New York  10017

                                           Norwest Bank Minnesota,
                                              National Association
                                           45 Broadway, 12th Floor
                                           New York, New York  10006


            Re:   Salomon Brothers Mortgage Securities VII, Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

              Pursuant to Section 2.02(b) of the Pooling and Servicing Agreement dated as of June 1, 2000 and related to the above-referenced Certificates (the "Agreement"), The Chase Manhattan Bank, as custodian on behalf of the Trustee (the "Custodian"), hereby certifies as to each Original Mortgage Loan subject to the Agreement (except as identified in the exception report attached hereto) that: (i) the original Mortgage Note specified in clause (i) of the definition of "Mortgage File" in the Agreement and all allonges thereto, if any (or a copy of such Mortgage Note, together with a "lost note affidavit" certifying that the original of such Mortgage Note has been lost), the original or copy of each document specified in clauses (ii) through (v) of the definition of "Mortgage File" in the Agreement, and the original or copy of the policy of title insurance specified in clause (vii) of the definition of "Mortgage File" in the Agreement and each document specified in clause (viii) of the definition of "Mortgage File" in the Agreement (without regard to the parenthetical in such clause (viii)) and, in the case of each Original Mortgage Loan identified on Exhibit B-1C, the original copy of the Loan REMIC Declaration specified in clause (xiii) of the definition of "Mortgage File" is in its possession or the possession of a Custodian on its behalf; (ii) if the date of this report is after January 1, 2001, the recordation/filing contemplated by Section 2.01(e) has been completed (based solely on receipt by the Trustee or a Custodian on its behalf of the particular recorded/filed documents); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Borrower),
(B) appear to have been executed and (C) purport to relate to such Mortgage Loan; and (iv) based on the examinations referred to in Section 2.02(a) and
Section 2.02(b) of the Agreement and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii) (other than the zip code) and (vi)(B) of the definition of "Mortgage Loan Schedule" in the Agreement accurately reflects the information set forth in the Mortgage File.

              Pursuant to Section 2.02(c) of the Agreement, the Custodian is not under any obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, the Custodian shall not have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

              Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.

                                             Respectfully,



                                             THE CHASE MANHATTAN BANK,
                                               as Custodian


                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT C

                   LETTER OF REPRESENTATIONS AMONG DEPOSITOR,
                CERTIFICATE ADMINISTRATOR AND INITIAL DEPOSITORY

                                    [LOGO]
          BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)--
            WITHOUT OWNER OPTION TO REDEEM/PASS-THROUGH SECURITIES/
                          AND ASSET-BACKED SECURITIES

                           LETTER OF REPRESENTATIONS
                     [to be Completed by Issuer and Agent]

                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
                                [Name of Issuer]

              The Chase Manhattan Bank, Certificate Administrator
              ---------------------------------------------------
                                [Name of Agent]


                                                       June     , 2000
                                               --------------------------------
                                                                [Date]

Attention:  General Counsel's Office
The Depository Trust Company
55 Water Street 49th Floor
New York, NY 10041-0099


              Re:  Salomon Brothers Mortgage Securities VII Inc.,
                   ------------------------------------------------------------
                   Commercial Pass-Through Certificates, Series
                   ------------------------------------------------------------
                   2000 - C1, Class A-1, A-2, B, C, D, E, F, G, X
                   ------------------------------------------------------------
                          [Issue description (the "Securities")]


Ladies and Gentlemen:

              This letter sets forth our understanding with respect to certain matters relating to the Securities. Agent shall act as trustee, paying agent, fiscal agent, or other such agent of Issuer with respect to the Securities. The Securities have been issued pursuant to a trust indenture, trust agreement, pooling and servicing agreement or other such document authorizing the issuance of the Securities dated June 1, 2000 (the "Document"). Salomon Smith Barney Inc./Greenwich Capital Markets, Inc./Chase Securities Inc.

                        ["Underwriter/Placement Agent"]
are distributing the Securities through The Depository Trust Company ("DTC").

              To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

              1. Prior to closing on the Securities on June , 2000 there shall be deposited with DTC one or more Security certificates registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $400 million, one certificate shall be issued with respect to each $400 million of principal amount and an additional certificate shall be issued with respect to any remaining principal amount Each Security certificate shall bear the following legend:

                    Unless this certificate is presented by an authorized
              representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Issuer represents: [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND SHALL CROSS OUT THE OTHER.]

              [The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

              On each day on which Agent is open for business and on which it receives an instruction originated by a DTC participant ("Participant") through DTC's Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of Securities (a "Deposit Instruction"), Agent shall, no later than 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

              On each day on which Agent is open for business and on which it receives an instruction originated by Participant through the DWAC system to decrease the Participant's account by a specified number of Securities (a "Withdrawal Instruction"), Agent shall, no later than 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

              Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new reissued or reregistered certificated Security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.]

              2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

              3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC no fewer than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's Reorganization Department, Proxy Unit at (212) 855-5181 or (212) 855-5182. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-5202. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                             Supervisor, Proxy Unit
                             Reorganization Department
                             The Depository Trust Company
                             55 Water Street 50th Floor
                             New York, NY 10041-0099

              4. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be distributed to Security holders (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g. legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate Secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be no fewer than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's Call Notification Department at (516) 227-4164 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                             Manager, Call Notification Department
                             The Depository Trust Company
                             711 Stewart Avenue
                             Garden City, NY 11530-4719

              5. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders shall be sent to DTC specifying the terms of the tender and the Publication Date of such notice. Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use and timeliness of such notice.) Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be directed to DTC's Reorganization Department at (212) 855-5488. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-5290. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                             Manager, Reorganization Department
                             Reorganization Window
                             The Depository Trust Company
                             55 Water Street 50th Floor
                             New York, NY 10041-0099

              6. It is understood that if the Security holders shall at any time have the right to tender the Securities to Issuer and require that Issuer repurchase such holders' Securities pursuant to the Document and Cede & Co., as nominee of DTC, or its registered assigns, as the record owner, is entitled to tender the Securities, such tenders will be effected by means of DTC's
Repayment Option Procedures. Under the Repayment Option Procedures, DTC shall receive, during the applicable tender period, instructions from its Participants to tender Securities for purchase. Issuer and Agent agree that such tender for purchase may be made by DTC by means of a book-entry credit of such Securities to the account of Agent, provided that such credit is made on or before the final day of the applicable tender period. DTC agrees that promptly after the recording of any such book-entry credit, it will provide to Agent an Agent Receipt and Confirmation or the equivalent, in accordance with the Repayment Option Procedures, identifying the Securities and the aggregate principal amount thereof as to which such tender for purchase has been made.

              Agent shall send DTC notice regarding such optional tender by hand or by a secure means (e.g., legible facsimile transmission, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. The Publication Date shall be no fewer than 15 days prior to the expiration date of the applicable tender period. Such notice shall state whether any partial redemption of the Securities is scheduled to occur during the applicable optional tender period. Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's Put Bond Unit at (212) 855-5235. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-5230. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                          Supervisor, Put Bond Unit
                          Reorganization Department
                          The Depository Trust Company
                          55 Water Street 50th Floor
                          New York. NY 10041-0099

              7. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities

              8. Issuer or Agent shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably five, but no fewer than two, business days prior to such payment date. Such notices, which shall also contain the current pool factor, any special adjustments to principal/interest rates (e.g., adjustments due to deferred interest or shortfall), and Agent contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 855-4555, and receipt of such notices shall be confirmed by telephoning (212) 855-4550. Notices to DTC, pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                          Manager, Announcements
                          Dividend Department
                          The Depository Trust Company
                          55 Water Street 25th Floor
                          New York, NY 10041-0099

              9. Issuer represents: [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND SHALL CROSS OUT THE OTHER.] [The interest accrual period is record date to record date.]

              10. Issuer or Agent shall provide a written notice of interest payment information, including the stated coupon rate information, to DTC as soon as the information is available. Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information shall be sent by telecopy to DTC's Dividend Department at (212) 855-4555 or (212) 855-4556. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-4550. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to DTC's Dividend Department as indicated in Paragraph 8.

              11. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on each payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such interest payments due Agent, or at such earlier time as may be required by Agent to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired to the Dividend Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

              12. Issuer or Agent shall provide DTC's Dividend Department, no later than 12:00 noon (Eastern Time) on the payment date, automated notification of CUSIP-level detail. If the circumstances prevent the funds paid to DTC from equaling the dollar amount associated with the detail payments by 12:00 noon (Eastern Time), Issuer or Agent must provide CUSIP-level reconciliation to DTC no later than 2:30 p.m. (Eastern Time). Reconciliation must be provided by either automated means or written format. Such reconciliation notice, if sent by telecopy, shall be directed to DTC Dividend Department at (212) 855-4633 and receipt of such reconciliation notice shall be confirmed by telephoning (212) 855-4430.

              13. Maturity and redemption payments allocated with respect to each CUSIP number shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such maturity and redemption payments due Agent, or at such earlier time as required by Agent to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired to the Redemption Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

              14. Principal payments (plus accrued interest, if any) as the result of optional tenders for purchase effected by means of DTC's Repayment Option Procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such reorganization payments due Agent, or at such earlier time as required by Agent to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired to the Reorganization Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

              15. Agent shall send DTC all periodic certificate holders remittance reports with respect to the Securities. If sent by facsimile transmission, such reports shall be sent to (212) 855-4777. If the party sending the report does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-4590.

              16. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

              17. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

              18. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

              19. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

              20. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

              21. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

              22. This Letter of Representations shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law

              23. The sender of each notice delivered to DTC pursuant to this Letter of Representations is responsible for confirming that such notice was properly received by DTC.

              24. Issuer recognizes that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the securities with the following, as amended from time to time: (a) any exemptions from registration under the Securities Act of 1933; (b) the Investment Company Act of 1940; (c) the Employee Retirement Income Security Act of 1974; (d) the Internal Revenue Code of 1986;
(e) any rules of any self-regulatory organizations (as defined under the Securities Exchange Act of 1934); or (f) any other local, state, or federal laws or regulations thereunder.

              25. Issuer hereby authorizes DTC to provide to Agent listings of Participants' holdings, known as Securities Position Listings ("SPLs") with respect to the Securities from time to time at the request of the Agent. DTC charges a fee for such SPLs. This authorization, unless revoked by Issuer, shall continue with respect to the Securities while any Securities are on deposit at DTC, until and unless Agent shall no longer be acting. In such event, Issuer shall provide DTC with similar evidence, satisfactory to DTC, of the authorization of any successor thereto so to act. Requests for SPLs shall be sent by telecopy to the Proxy Unit of DTC's Reorganization Department at (212) 855-5181 or (212) 855-5182. Receipt of such requests shall be confirmed by telephoning (212) 855-5202. Requests for SPLs, sent by mail or by any other means, shall be directed to the address indicated in Paragraph 3.

              26. Issuer and Agent shall comply with the applicable requirements stated in DTC's Operational Arrangements, as they may be amended from time to time. DTC's Operational Arrangements are posted on DTC's website at "www.DTC.org."

              27. The following rider(s), attached hereto, are hereby incorporated into this Letter of Representations:
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

NOTES:


A. If there is an Agent (as defined in this Letter of Representations), Agent as well as Issuer must sign this Letter. If there is no Agent, in signing this Letter Issuer itself undertakes to perform all of the obligations set forth herein.

B. Schedule B contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.




                                  Very truly yours,


                                 Salomon Brothers Mortgage Securities VII, Inc.
                                 ------------------------------------------
                                                   [Issuer]



                                 By:             [SIG]
                                    ---------------------------------------
                                        [Authorized Officer's Signature]


                                    The Chase Manhattan Bank
                                 ------------------------------------------
                                                 [Agent]

                                 By:
                                    ---------------------------------------
                                        [Authorized Officer's Signature]


Received and Accepted:
THE DEPOSITORY TRUST COMPANY





cc:           Underwriter/Placement Agent
              Underwriter's/Placement Agent's Counsel

NOTES:

A.  If there is an Agent (as defined in
this Letter of Representations), Agent
as well as Issuer must sign this Letter.
If there is no Agent, in signing this
Letter Issuer itself undertakes to
perform all of the obligations set forth herein.

B. Schedule B contains statements that
DTC believes accurately describe DTC,
the method of effecting book-entry
transfers of securities distributed
through DTC, and certain related matters.


                        Very truly yours,


                        Salomon Brothers Mortgage Securities VII, Inc.
                        -----------------------------------------
                                     [Issuer]

                        By: /s/ [SIG]
                           --------------------------------------
                              [Authorized Officer's Signature]


                          The Chase Manhattan Bank as Certificate Administrator
                        --------------------------------------------------------
                                     [Agent]

                        By: /s/ [SIG]
                           --------------------------------------
                              [Authorized Officer's Signature]

Received and Accepted:
THE DEPOSITORY TRUST COMPANY


     By:  /s/ [SIG]
        ---------------------

     Funds should be wired to:

     The Chase Manhattan Bank
     ABA #021 000 021
     For credit to a/c Cede & Co.
     c/o The Depository Trust Company

     [Select Appropriate Account]

     Dividend Deposit Account #066-026776
     Redemption Deposit Account #066-027306
     Reorganization Deposit Account #066-027608


cc:     Underwriter/Placement Agent
        Underwriter's/Placement Agent's Counsel

                                                                      SCHEDULE A

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.,
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1

                     CUSIP              PRINCIPAL         MATURITY        INTEREST
CLASS                NUMBER              AMOUNT             DATE(1)       RATE(2)
-----                ------              ------             -------       -------
----------------------------------------------------------------------------------------
Class A-1           79548K3H9         $127,510,000    November, 2008       7.46%
----------------------------------------------------------------------------------------
Class A-2           79548K3J5         $403,898,000    December, 2009       7.52%
----------------------------------------------------------------------------------------
Class B             79548K3K2         $ 35,665,000     January, 2010       7.52%
----------------------------------------------------------------------------------------
Class C             79548K3L0         $ 30,315,000     January, 2010       7.52%
----------------------------------------------------------------------------------------
Class D             79548K3M8         $ 10,700,000     January, 2010       7.52%
----------------------------------------------------------------------------------------
Class E             79548K3N6         $  8,916,000     January, 2010       7.52%
----------------------------------------------------------------------------------------
Class F             79548K3P1         $ 14,266,000     February, 2010      7.52%
----------------------------------------------------------------------------------------
Class G             79548K3Q9         $ 10,700,000     February, 2010      7.52%
----------------------------------------------------------------------------------------
Class X             79548K3R7         $641,970,000*    February, 2033     0.6132%
----------------------------------------------------------------------------------------









------------

(1) If the stated date is not a business day, the maturity date is the business day immediately following the stated date.

(2) Approximate. The interest rates shown are the approximate rates applicable for distributions in July, 2000. The interest rates are variable or otherwise subject to change.

* Notional Amount

                                                                      SCHEDULE B

                        SAMPLE OFFERING DOCUMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                       -----------------------------------

 (Prepared by DTC--bracketed material may be applicable only to certain issues)

              1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $400 million, one certificate will be issued with respect to each $400 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

              2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Direct Participants") deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Direct and Indirect Participants are on file with the Securities and Exchange Commission.

              3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

              4. To facilitate subsequent transfers, all Securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. [Beneficial Owners of Securities may wish to take certain steps to augment transmission to them of notices of significant events with respect to the Securities, such as redemptions, tenders, defaults, and proposed amendments to the security documents. Beneficial Owners of Securities may wish to ascertain that the nominee holding the Securities for their benefit has agreed to obtain and transmit notices to Beneficial Owners, or in the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of the notices be provided directly to them.]

              [6.   Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such Issue to be redeemed.]

              7. Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              8. Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts, upon DTC's receipt of funds and corresponding detail information from Issuer or Agent on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividends to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

              [9.    A Beneficial Owner shall give notice to elect to have its
Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to [Tender/Remarketing] Agent's DTC account.]

              10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

              11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

              12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                   EXHIBIT D-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE

                                     [date]

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10009-2697

            Re:   Salomon Brothers Mortgage Securities VII, Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-C1

                  In connection with the administration of the Mortgage Files held by you as Custodian (in such capacity, the "Custodian") on behalf of the trustee under a certain Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor, the undersigned, as master servicer (in such capacity, the "Master Servicer") and as special servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), the undersigned as Master Servicer hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Address:

Prospectus No.:

If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting Mortgage File (or portion thereof):

______      1.    Mortgage Loan paid in full.

                  The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Collection Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

______      2.    Other.  (Describe) ___________________________________________

                  ______________________________________________________________

                  The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten days of our receipt thereof, unless the

                  Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

            Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                             GMAC COMMERCIAL MORTGAGE
                                             CORPORATION,
                                             as Master Servicer


                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                   EXHIBIT D-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE

                                     [date]

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10009-2697

            Re:   Salomon Brothers Mortgage Securities VII, Inc.,
                  Commercial Pass-Through Certificates, Series 2000-C1

            In connection with the administration of the Mortgage Files held by you as custodian (the "Custodian") on behalf of the Trustee (as defined below) under a certain Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor, the undersigned, as master servicer and as special servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), the undersigned as Special Servicer hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you as Custodian on behalf of the Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Address:

Prospectus No.:

If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting Mortgage File (or portion thereof):

______      1.    The Mortgage Loan is being foreclosed.

______      2.    Other.  (Describe) ___________________________________________

                  ______________________________________________________________

            The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten days of our receipt thereof, unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

            Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                             GMAC COMMERCIAL MORTGAGE
                                             CORPORATION,
                                             as Special Servicer


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                   EXHIBIT E-1

                       FORM OF DISTRIBUTION DATE STATEMENT

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTION DATE: 16-Jul-2000
RECORD DATE:       30-Jun-2000
CLOSING DATE:      20-Jun-2000
NEXT PMT DATE:     16-Aug-2000
MATURITY DATE:

                              CONTACT INFORMATION

========================================================================
      FUNCTION                                NAMES/ADDRESSES
      --------                                ---------------
SERVICER                GMAC Commercial Mortgage Corporation
                        150 So. Wacker, 28th Fl.
                        Chicago, IL 60606
                        (312) 499-5400

SPECIAL SERVICER        GMAC Commercial Mortgage Corporation
                        550 California Street
                        San Francisco, CA 94101

TRUSTEE                 Norwest Bank Minnesota, N.A.
                        11000 Broken Land Parkway
                        Columbia, MD 21044
                        (410) 884-2000

CERTIFICATE ADMIN.      Chase Manhattan Bank
                        450 W. 33rd Street 14th Floor
                        New York, NY 10001
                        (212) 946-3200

PAYING AGENT            Chase Manhattan Bank
                        450 W. 33rd Street, 14th Floor
                        New York, NY 10001
                        (212) 946-3200

RELATIONSHIP MANAGER    Nina Velastegui
                        (212) 946-3246
                        Email: chanena.velastegui@chase.com

========================================================================

                     REPORTS AVAILABLE AT WWW.CHASE.COM/SFA

                               TABLE OF CONTENTS

========================================================================

                     STATEMENT SECTIONS                       PAGE(S)
                     ------------------                       -------
Certificate Distribution Detail                                2 - 7
Certificate Ratings Detail                                         8
Mortgage Loan Stratification Tables                           9 - 11
Loan Status Detail                                                12
Property History Detail                                           13
Delinquency Loan Detail                                           14
Specially Serviced Loan Detail                                    15
Specially Serviced Historical Information                         16
Principal Prepayment Detail                                       17
Modified Loan Detail                                              18
Realized Loss Detail                                              19

========================================================================

The information contained herein has been obtained from sources believed to be reliable, but The Chase Manhattan Bank does not warrant its completeness or accuracy. All cashflows, prices, and yields herein were compiled by Chase from sources associated with the transactions responsible for providing such information for purposes of computing cashflows, prices and yields. Chase makes no representations as to the appropriateness for any person of any investment in the securities.

[CHASE LOGO]
   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA    (C) 2000, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS             PAGE 2 OF 19

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                        CERTIFICATE DISTRIBUTION DETAIL

                            DISTRIBUTION IN DOLLARS

====================================================================================================================
                                                                     BEGINNING
                                  CURRENT PASS    ORIGINAL FACE      PRINCIPAL
    CLASS           CUSIP         THROUGH RATE        VALUE           BALANCE         PRINCIPAL         INTEREST
--------------  --------------   --------------   --------------   --------------   --------------   --------------
     A-1
     A-2
      B
      C
      D
      E
      F
      G
      H
      J
      K
      L
      M
      N
      P
      R
--------------  --------------   --------------   --------------   --------------   --------------   --------------
    TOTALS
===================================================================================================================
==================================================================================
                  PREPAYMENT
                  PREMIUMS/                          REALIZED          ENDING
                 YIELD MAINT                       LOSSES/TRUST      PRINCIPAL
    CLASS          CHARGES           TOTAL           EXPENSES         BALANCE
--------------  --------------   --------------   --------------   --------------
     A-1
     A-2
      B
      C
      D
      E
      F
      G
      H
      J
      K
      L
      M
      N
      P
      R
--------------  --------------   --------------   --------------   --------------
    TOTALS
==================================================================================

====================================================================================================================
                                                                     BEGINNING
                                  CURRENT PASS    ORIGINAL FACE      PRINCIPAL
    CLASS           CUSIP         THROUGH RATE        VALUE           BALANCE         PRINCIPAL         INTEREST
--------------  --------------   --------------   --------------   --------------   --------------   --------------
      X
==================================================================================
                  PREPAYMENT
                  PREMIUMS/                          REALIZED          ENDING
                 YIELD MAINT                       LOSSES/TRUST      PRINCIPAL
    CLASS          CHARGES           TOTAL           EXPENSES         BALANCE
--------------  --------------   --------------   --------------   --------------
      X
==================================================================================

[CHASE LOGO]    REPORTS AVAILABLE AT WWW.CHASE.COM/SFA
                                                 (C) 2000, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
                                                                    PAGE 3 OF 19
DISTRIBUTION DATE:
RECORD DATE
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                        CERTIFICATE DISTRIBUTION DETAIL

                FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE

====================================================================================================================
                                                                                                      PREPAYMENT
                                           BEGINNING                                                   PREMIUMS/
                                           PRINCIPAL                                                  YIELD MAINT
      CLASS              CUSIP              FACTOR             PRINCIPAL           INTEREST             CHARGES
-----------------  -----------------   -----------------   -----------------   -----------------   -----------------
       A-1
       A-2
        B
        C
        D
        E
        F
        G
        H
        J
        K
        L
        M
        N
        P
        R
-----------------  -----------------   -----------------   -----------------   -----------------   -----------------
     TOTALS
====================================================================================================================
================================================================================
                                           REALIZED            ENDING PRINCIPAL
                                         LOSSES/TRUST              BALANCE
      CLASS              TOTAL             EXPENSES
-----------------  -----------------   -----------------       ----------------
       A-1
       A-2
        B
        C
        D
        E
        F
        G
        H
        J
        K
        L
        M
        N
        P
        R
-----------------  -----------------   -----------------       -----------------
     TOTALS
================================================================================

====================================================================================================================
                                                                                                      PREPAYMENT
                                           BEGINNING                                                   PREMIUMS/
                                           PRINCIPAL                                                  YIELD MAINT
      CLASS              CUSIP              FACTOR             PRINCIPAL           INTEREST             CHARGES
-----------------  -----------------   -----------------   -----------------   -----------------   -----------------
        X
====================================================================================================================

===========================================================================
                                           REALIZED       ENDING PRINCIPAL
                                         LOSSES/TRUST         BALANCE
      CLASS              TOTAL             EXPENSES
-----------------  -----------------   -----------------  ----------------
        X
===========================================================================

[CHASE LOGO]

   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA    (C) 2000, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.     PAGE 4 OF 19
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                        CERTIFICATE DISTRIBUTION DETAIL

Available Funds                                                 0
Principal Distribution Amount                                   0
  Scheduled Principal Distribution Amount                       0
  Unscheduled Principal Distribution Amount                     0
Miscellaneous Trust Fund Expenses                               0
Interest Reserve Account
  Deposits                                                      0
  Withdrawals                                                   0

BALANCE INFORMATION
------------------------------------------------------------------------------------------------------------------------------
                         LOAN COUNT       SCHEDULED                   BEGINNING   BEGINNING                 ENDING     ENDING
                             AT           BALANCE AT     BEGINNING    SCHEDULED    UNPAID       ENDING     SCHEDULED   UNPAID
GROUP                  SECURITIZATION   SECURITIZATION   LOAN COUNT    BALANCE     BALANCE    LOAN COUNT    BALANCE    BALANCE
-----                  --------------   --------------   ----------   ---------   ---------   ----------   ---------   -------
------------------------------------------------------------------------------------------------------------------------------
TOTALS
==============================================================================================================================

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

=================================================================================================
                                                                        AGGREGATED
                                                                        PRINCIPAL
PERIOD                                                        NUMBER     BALANCE      PERCENTAGE
------                                                        ------    ----------    ----------
1 Month                                                                                     %
2 Months                                                                                    %
3+ Months                                                                                   %
In Foreclosure                                                                              %
REO                                                                                         %
Bankruptcies                                                                                %
-------------------------------------------------------------------------------------------------
TOTALS                                                                                      %
=================================================================================================

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA
                                                  (C) 2000, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.     PAGE 5 OF 19
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                        CERTIFICATE DISTRIBUTION DETAIL

Prepayment Penalties

=======================================================================================
                                                              PREPAYMENT       YIELD
CLASS                                                          PREMIUM      MAINTENANCE
-----                                                         ----------    -----------
---------------------------------------------------------------------------------------
TOTALS
=======================================================================================

Advance Summary
  Principal & Interest Advances
     Current Principal & Interest Advances                        0
     Outstanding Principal & Interest Advances                    0
     Reimbursement of Interest on any P&I Advances                0
     Reimbursement of Interest on any T&I Advances                0

[CHASE LOGO]
    REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                        CERTIFICATE DISTRIBUTION DETAIL

Fee Summary
  Servicing Fees                                                  0
  Sub Servicing Fees                                              0
  Trustee Fees                                                    0
  Special Servicer Fee                                            0
  Workout Fee                                                     0

Appraisal Reduction Amounts

                                                                APPRAISAL      APPRAISAL
                                                                REDUCTION      REDUCTION
LOAN NUMBER                                                   EFFECTED DATE     AMOUNT
-----------                                                   -------------    ---------
none

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
                                                                    PAGE 7 OF 19

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                        CERTIFICATE DISTRIBUTION DETAIL

                                INTEREST DETAIL

                         ACCRUED     PREPAYMENT   BEGINNING                 TOTAL      CERTIFICATE     ENDING
                       CERTIFICATE    INTEREST     UNPAID     INTEREST    INTEREST      INTEREST       UNPAID
        CLASS           INTEREST     SHORTFALL    INTEREST      LOSS       PAYABLE    DISTRIBUTABLE   INTEREST
---------------------  -----------   ----------   ---------   ---------   ---------   -------------   ---------
         A-1
         A-2
          B
          C
          D
          E
          F
          G
          H
          J
          K
          L
          M
          N
          R
          P
          X
---------------------  -----------   ----------   ---------   ---------   ---------   -------------   ---------
       TOTALS

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
                                                                    PAGE 8 OF 19

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                           CERTIFICATE RATINGS DETAIL

                                                       ORIGINAL RATINGS
                                     -----------------------------------------------------
        CLASS             CUSIP          DCR          FITCH        MOODY'S        S & P
---------------------  -----------   -----------   -----------   -----------   -----------
         A1                N/A            X             X             X             X
         A2                N/A            X             X             X             X
          B                N/A            X             X             X             X
          C                N/A            X             X             X             X
          D                N/A            X             X             X             X
          E                N/A            X             X             X             X
          F                N/A            X             X             X             X
          G                N/A            X             X             X             X
          H                N/A            X             X             X             X
          J                N/A            X             X             X             X
          K                N/A            X             X             X             X
          L                N/A            X             X             X             X
          M                N/A            X             X             X             X
          N                N/A            X             X             X             X
          P                N/A            X             X             X             X
          R                N/A            X             X             X             X
          X                N/A            X             X             X             X

                                  CHANGED RATINGS/CHANGE DATE(1)
                       -----------------------------------------------------
        CLASS              DCR          FITCH        MOODY'S        S & P
---------------------  -----------   -----------   -----------   -----------
         A1
         A2
          B
          C
          D
          E
          F
          G
          H
          J
          K
          L
          M
          N
          P
          R
          X

     NR  -- Designates that the class was not rated by the above agency at the time of original issuance.
     N/A -- Not applicable.
     X    -- Designates that the rating agency did not rate class at the time of issuance.

(1) THE INFORMATION CONTAINED HEREIN HAS BEEN RECEIVED DIRECTLY FROM THE APPLICABLE RATING AGENCY WITHIN 30 DAYS OF THIS REPORT. IT IS POSSIBLE THAT THE CURRENT RATINGS MAY HAVE CHANGED BEFORE THE RELEASE OF THIS REPORT, HENCE, CHASE RECOMMENDS CONTACTING THE RATING AGENCY LISTED BELOW DIRECTLY FOR MORE RECENT INFORMATION AND FURTHER DETAILS SUPPORTING THE RATING ISSUED FOR EACH CLASS.

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
                                                                    PAGE 9 OF 19

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                      MORTGAGE LOAN STRATIFICATION TABLES

               STRATIFICATION BY ENDING SCHEDULED BALANCE AMOUNT

                                                                                    WEIGHTED AVERAGE
                                     # OF    PRINCIPAL BALANCE   $ OF AGG.    -----------------------------
  ENDING SCHEDULED BALANCE AMOUNT    LOANS          ($)          PRIN. BAL.   WAM   NOTE RATE(%)     DSCR
  -------------------------------    -----   -----------------   ----------   ---   ------------   --------
$1,000,000 or Less                     0           0.00                        0      0.000000     0.000000
$1,000,001 to $2,000,000               0           0.00                        0      0.000000     0.000000
$2,000,001 to $4,000,000               0           0.00                        0      0.000000     0.000000
$4,000,001 to $6,000,000               0           0.00                        0      0.000000     0.000000
$6,000,001 to $8,000,000               0           0.00                        0      0.000000     0.000000
$8,000,001 to $10,000,000              0           0.00                        0      0.000000     0.000000
$10,000,001 to $15,000,000             0           0.00                        0      0.000000     0.000000
$15,000,001 to $20,000,000             0           0.00                        0      0.000000     0.000000
                                       --          ----             ----       --     --------     --------
          Totals                       0           0.00             0.00       0      0.000000     0.000000
                                       ==          ====             ====       ==     ========     ========
     AVERAGE PRINCIPAL BALANCE:                    0.00

                          STRATIFICATION BY STATE CODE

                                                                                    WEIGHTED AVERAGE
                                     # OF    PRINCIPAL BALANCE   % OF AGG.    -----------------------------
STATE CODE                           LOANS          ($)          PRIN. BAL.   WAM   NOTE RATE(%)     DSCR
----------                           -----   -----------------   ----------   ---   ------------   --------
          FLORIDA                      0           0.00                        0      0.000000     0.000000
                                       --          ----             ----       --     --------     --------
          Totals                       0           0.00             0.00       0      0.000000     0.000000

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
                                                                   PAGE 10 OF 19

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                      MORTGAGE LOAN STRATIFICATION TABLES

                      STRATIFICATION BY CURRENT NOTE RATE

                                                                                           WEIGHTED AVERAGE
                                            # OF    PRINCIPAL BALANCE   % OF AGG.    -----------------------------
            CURRENT NOTE RATE               LOANS          ($)          PRIN. BAL.   WAM   NOTE RATE(%)     DSCR
            -----------------               -----   -----------------   ----------   ---   ------------   --------
0.000000% to 7.500000%                        0           0.00                        0      0.000000     0.000000
7.510000% to 7.750000%                        0           0.00                        0      0.000000     0.000000
7.760000% to 8.000000%                        0           0.00                        0      0.000000     0.000000
8.010000% to 8.250000%                        0           0.00                        0      0.000000     0.000000
8.260000% to 8.500000%                        0           0.00                        0      0.000000     0.000000
8.510000% to 8.750000%                        0           0.00                        0      0.000000     0.000000
8.760000% to 9.000000%                        0           0.00                        0      0.000000     0.000000
9.010000% to 9.250000%                        0           0.00                        0      0.000000     0.000000
9.260000% to 9.500000%                        0           0.00                        0      0.000000     0.000000
9.510000% to 9.750000%                        0           0.00                        0      0.000000     0.000000
9.760000% to 10.000000%                       0           0.00                        0      0.000000     0.000000
10.010000% to 11.010000%                      0           0.00                        0      0.000000     0.000000
                                              --          ----             ----       --     --------     --------
                  Totals                      0           0.00              0.0       0      0.000000     0.000000
                                              ==          ====             ====       ==     ========     ========

          STRATIFICATION BY REMAINING STATED TERM (BALLOON LOANS ONLY)

                                                                                           WEIGHTED AVERAGE
                                            # OF    PRINCIPAL BALANCE   % OF AGG.    -----------------------------
          REMAINING STATED TERM             LOANS          ($)          PRIN. BAL.   WAM   NOTE RATE(%)     DSCR
          ---------------------             -----   -----------------   ----------   ---   ------------   --------
70 months or Less                             0           0.00                        0      0.000000     0.000000
71 months to 90 months                        0           0.00                        0      0.000000     0.000000
91 months to 110 months                       0           0.00                        0      0.000000     0.000000
111 months to 115 months                      0           0.00                        0      0.000000     0.000000
116 months to 120 months                      0           0.00                        0      0.000000     0.000000
121 months to 200 months                      0           0.00                        0      0.000000     0.000000
201 months to 274 months                      0           0.00                        0      0.000000     0.000000
                                              --          ----             ----       --     --------     --------
                  Totals                      0           0.00              0.0       0      0.000000     0.000000
                                              ==          ====             ====       ==     ========     ========

                 STRATIFICATION BY DEBT SERVICE COVERAGE RATIO

                                                                                           WEIGHTED AVERAGE
                                            # OF    PRINCIPAL BALANCE   % OF AGG.    -----------------------------
       DEBT SERVICE COVERAGE RATIO          LOANS          ($)          PRIN. BAL.   WAM   NOTE RATE(%)     DSCR
       ---------------------------          -----   -----------------   ----------   ---   ------------   --------
0.000000 to 1.000000                          0           0.00                        0      0.000000     0.000000
1.010000 to 1.200000                          0           0.00                        0      0.000000     0.000000
1.210000 to 1.240000                          0           0.00                        0      0.000000     0.000000
1.250000 to 1.300000                          0           0.00                        0      0.000000     0.000000
1.310000 to 1.400000                          0           0.00                        0      0.000000     0.000000
1.410000 to 1.500000                          0           0.00                        0      0.000000     0.000000
1.510000 to 1.600000                          0           0.00                        0      0.000000     0.000000
1.610000 to 1.700000                          0           0.00                        0      0.000000     0.000000
1.710000 to 1.800000                          0           0.00                        0      0.000000     0.000000
1.810000 to 1.900000                          0           0.00                        0      0.000000     0.000000
1.910000 to 2.000000                          0           0.00                        0      0.000000     0.000000
2.010000 to 2.300000                          0           0.00                        0      0.000000     0.000000
2.310000 to 2.400000                          0           0.00                        0      0.000000     0.000000
                                              --          ----             ----       --     --------     --------
                  Totals                      0           0.00              0.0       0      0.000000     0.000000
                                              ==          ====             ====       ==     ========     ========

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
                                                                   PAGE 11 OF 19

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

     STRATIFICATION BY REMAINING STATED TERM (FULLY AMORTIZING LOANS ONLY)

                                                                                           WEIGHTED AVERAGE
                                            # OF    PRINCIPAL BALANCE   % OF AGG.    -----------------------------
          REMAINING STATED TERM             LOANS          ($)          PRIN. BAL.   WAM   NOTE RATE(%)     DSCR
          ---------------------             -----   -----------------   ----------   ---   ------------   --------
70 months or Less                             0           0.00                        0      0.000000     0.000000
71 months to 90 months                        0           0.00                        0      0.000000     0.000000
91 months to 110 months                       0           0.00                        0      0.000000     0.000000
111 months to 115 months                      0           0.00                        0      0.000000     0.000000
116 months to 120 months                      0           0.00                        0      0.000000     0.000000
121 months to 200 months                      0           0.00                        0      0.000000     0.000000
201 months to 0 months                        0           0.00                        0      0.000000     0.000000
                                              --          ----             ----       --     --------     --------
                  Totals                      0           0.00                        0      0.000000     0.000000
                                              ==          ====             ====       ==     ========     ========

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS


DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:


 -------------------------------------------------------------------------------
                      MORTGAGE LOAN STRATIFICATION TABLES

                                     Stratification by Property Type
===========================================================================================================
                                                                                    Weighted Average
                                     # of    Principal Balance   % of Agg.    -----------------------------
           Property Type             Loans          ($)          Prin. Bal.   WAM   Note Rate(%)     DSCR
===========================================================================================================
Office                                0                   0.00                 0      0.000000     0.000000
Retail/Office                         0                   0.00                 0      0.000000     0.000000
Hotel                                 0                   0.00                 0      0.000000     0.000000
Industrial                            0                   0.00                 0      0.000000     0.000000
Multi-Family                          0                   0.00                 0      0.000000     0.000000
Retail, Anchored                      0                   0.00                 0      0.000000     0.000000
Retail, Unanchored                    0                   0.00                 0      0.000000     0.000000
Mixed Use                             0                   0.00                 0      0.000000     0.000000
Mobile Home                           0                   0.00                 0      0.000000     0.000000
Self Storage                          0                   0.00                 0      0.000000     0.000000
-----------------------------------------------------------------------------------------------------------
          Totals                      0                   0.00      0.00       0      0.000000     0.000000
===========================================================================================================

                        STRATIFICATION BY SEASONING

 ===========================================================================================================
                                                                                    Weighted Average
                                     # of    Principal Balance   % of Agg.    -----------------------------
             Seasoning               Loans          ($)          Prin. Bal.   WAM   Note Rate(%)     DSCR
 ===========================================================================================================
12 months or Less                     0                   0.00                 0      0.000000     0.000000
13 months to 24 months                0                   0.00                 0      0.000000     0.000000
25 months to 36 months                0                   0.00                 0      0.000000     0.000000
37 months to 48 months                0                   0.00                 0      0.000000     0.000000
49 months to 60 months                0                   0.00                 0      0.000000     0.000000
61 months to 72 months                0                   0.00                 0      0.000000     0.000000
73 months to 84 months                0                   0.00                 0      0.000000     0.000000
85 months to 96 months                0                   0.00                 0      0.000000     0.000000
97 months to 108 months               0                   0.00                 0      0.000000     0.000000
 ----------------------------------------------------------------------------------------------------------
          Totals                      0                   0.00      0.00       0      0.000000     0.000000
 ===========================================================================================================

  Debt Coverage Service Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures become available from borrowers on an asset level. The Trustee makes no representation as to the accuracy of the data provided by the borrower for this calculation.

 -------------------------------------------------------------------------------

[CHASE LOGO]   Reports Available at WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
                                                           BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

--------------------------------------------------------------------------------

                                LOAN STATUS DETAIL

================================================================================

          Loan            Offering     Property         City         State    Scheduled    Scheduled      Note       Maturity
         Number             Memo         Type                                 Principal     Interest      Rate         Date
                           Cross         (I)                                    Amount       Amount
                         Reference
=============================================================================================================================
         Neg        Beginning          Ending           Paid      Appraisal    Appraisal     Has Loan       Loan
         Amt        Scheduled         Scheduled       Through     Reduction    Reduction    Ever Been      Status
         Flag        Balance           Balance          Date         Date        Amount     Specially       Code
                                                                                            Serviced?       (II)
                                                                                              (Y/N)
 =============================================================================================================================


  (I) PROPERTY TYPE CODE:
                               IN   Industrial            MU   Mixed Use              RT   Retail
  CH   Church                  LO   Lodging               NE   Non-Exempt             SC   School, HCF or WF
  CO   Condo, Coop or TH       MF   Multi Family          OF   Office                 SE   Securities
  HC   Health Care             MH   Mobile Home Park      OT   Other                  SF   Single Family
  HO   Hotel                   MP   Multiple Properties   PD   Plan Unit Development  SS   Self Storage
  IF   Industrial/Flex         MS   Mini Storage          RO   Retail/Office          WH   Warehouse
------------------------------------------------------------------------------------------------------------------------------
    (II) LOAN STATUS CODE:
                               6.  Discounted Payoff
     1.  Specially Serviced    7.  Foreclosure Sale
     2.  Foreclosure           8.  Bankruptcy Sale
     3.  Bankruptcy            9.  REO Disposal
     4.  REO                  10.  Modification/Workout
     5.  Prepayment in Full   11.  Rehabilitation
------------------------------------------------------------------------------------------------------------------------------

[CHASE LOGO]   Reports Available at www.chase.com/sfa  (C) 2000, CHASE MANHATTAN
                                                                 BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTION DATE
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:


 -------------------------------------------------------------------------------
                            PROPERTY HISTORY DETAIL

                        Offering Memo                                           Data of Last                  No. Months
     Loan Number       Cross Reference         Property Name            -----------------------------          Revenue
                                                                                                              Annualized
                                                                                           Financial
                                                                        Inspection         Statement
 ========================================================================================================================


                                          NO PROPERTY HISTORY REPORTED THIS PERIOD
  ========================================================================================================================


                                  Annual Estimate based on
     Loan Number                       Current Quarter                                 Prior Full Year
                              ------------------------------------            -------------------------------------------
                              NOI           DSCR        Occupancy             NOI           DSCR        Occupancy
 ========================================================================================================================

                                          NO PROPERTY HISTORY REPORTED THIS PERIOD
 ========================================================================================================================

[CHASE LOGO]   Reports Available at www.chase.com/sfa  (C) 2000, CHASE MANHATTAN
                                                                 BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

--------------------------------------------------------------------------------
                            DELINQUENCY LOAN DETAIL

================================================================================

              Offering                                                        Current                        Advance      Loan
             Memo Cross   # of Months   Paid Through                            P&I      Outstanding P&I   Description   Status
Loan Number  Reference    Delinquent        Date       Current Loan Balance   Advances     Advances**          (I)        (II)

===============================================================================================================================

                                           NO DELINQUENT LOANS REPORTED THIS PERIOD

===============================================================================================================================
                                         Current     Outstanding   Outstanding
              Special                    Property     Property      Property
              Servicer    Foreclosure   Protection   Protection    Bankruptcy        REO
Loan Number  Start Date      Date        Advances     Advances        Date          Date

===============================================================================================================================
                                NO DELINQUENT LOANS REPORTED THIS PERIOD

===============================================================================================================================


===============================================================================================================================
(I) ADVANCE DESCRIPTION:  A. In grace period                (II) LOAN STATUS CODE:               6. Discounted Payoff
                          B. Late but < 1 month                  1. Specially Serviced           7. Foreclosure Sale
                          1. 1 month delinquent                  2. Foreclosure                  8. Bankruptcy Sale
                          2. 2 months delinquent                 3. Bankruptcy                   9. REO Disposal
                          3. 3+ months delinquent                4. REO                          10. Modification/Workout
                                                                 5. Prepayment in Full           11. Rehabilitation

** Outstanding P&I advances include current period.
 ------------------------------------------------------------------------------------------------------------------------------

[CHASE LOGO]   Reports Available at www.chase.com/sfa  (C) 2000, CHASE MANHATTAN
                                                           BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS

                         SPECIALLY SERVICED LOAN DETAIL
DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:
                                                          Page 15 of 19

             SPECIAL   OFFERING    PROPERTY
             SERVICE     MEMO        TYPE       DATE OF TRANSFER
              CODE       CROSS       CODE     BALANCE TO SPECIALLY   INSPECTION   APPRAISAL   APPRAISAL
LOAN NUMBER   (II)     REFERENCE     (I)            SERVICED            DATE        DATE        VALUE             COMMENTS
-----------  -------   ---------   --------   --------------------   ----------   ---------   ---------           --------

                                         NO SPECIALLY SERVICED LOANS REPORTED THIS PERIOD

(I) PROPERTY TYPE CODE:         IN    Industrial            Mu    Mixed Use               RT    Retail
     CH    Church               LO    Lodging               NE    Non-Exempt              SC    School, HCF or WF
     CO    Condo, Coop or TH    MF    Multi Family          OF    Office                  SE    Securities
     HC    Health Care          MH    Mobile Home Park      OT    Other                   SF    Single Family
     HO    Hotel                MP    Multiple Properties   PD    Plan Unit Development   SS    Self Storage
     IF    Industrial/Flex      MS    Mini Storage          RO    Retail/Office           WH    Warehouse

(II) SPECIAL SERVICE CODE:
     (1) Request to waive prepayment penalty   (5) In Foreclosure
     (2) Payment default                       (6) Now REO
     (3) Request to modify or workout          (7) Paid Off
     (4) Borrower Bankruptcy                   (8) Returned to Master Servicer

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
                                                                 BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
                                                                   PAGE 16 OF 19

    DISTRIBUTION DATE:
    RECORD DATE:
    CLOSING DATE:
    NEXT PMT DATE:
    MATURITY DATE:

                   SPECIALLY SERVICED HISTORICAL INFORMATION

                                                                                       BALANCE
                                 OFFERING    SPECIAL                                   CHANGE        PROPERTY
                                   MEMO      SERVICE      DATE        CURRENT           SINCE          TYPE
      DISTRIBUTION     LOAN        CROSS      CODE         OF        SCHEDULED        TRANSFER         CODE             INTEREST
          DATE        NUMBER     REFERENCE    (II)     CORRECTION     BALANCE           DATE           (I)      STATE     RATE
      ------------   ---------   ---------   -------   ----------   ------------   ---------------   --------   -----   --------

                                           NO SPECIALLY SERVICED LOANS REPORTED THIS PERIOD


                                            DEBT
                        NET               SERVICE            PAID
      DISTRIBUTION   OPERATING     NOI    COVERAGE   NOTE   THROUGH   MATURITY   REM
          DATE         INCOME      DATE    RATIO     DATE    DATE       DATE     TERM
      ------------  ------------   ----   --------   ----   -------   --------   ----
                       NO SPECIALLY SERVICED LOANS REPORTED THIS
                                         PERIOD

(I) PROPERTY TYPE CODE:
                                IN Industrial          MU Mixed Use                RT Retail
       CH Church                LO Lodging             NE Non-Exempt               SC School, HCF or WF
       CO Condo Coop or TH      MF Multi Family        OF Office                   SE Securities
       HC Health Care           MH Mobile Home Park    OT Other                    SF Single Family
       HO Hotel                 MP Multiple Properties PD Plan Unit Development    SS Self Storage
       IF Industrial/Flax       MS Mini Storage        RO Retail/Office            WH Warehouse

(II) SPECIAL SERVICE CODE:

    (1) Request to waive prepayment penalty (5) In Foreclosure
    (2) Payment default                     (6) Now REO
    (3) Request to modify or workout        (7) Paid Off
    (4) Borrower Bankruptcy                 (8) Returned to Master Servicer

[CHASE LOGO]  REPORTS AVAILABLE AT WWW.CHASE.COM/SFA   (C) 2000, CHASE MANHATTAN
                                                                 BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS
                                                                   PAGE 17 OF 19

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                          PRINCIPAL PREPAYMENT DETAIL

                                          OFFERING
     PRINCIPAL                              MEMO            PROPERTY
     PREPAYMENT           LOAN             CROSS              TYPE          CURTAINMENT          PAYOFF          PREPAYMENT
        DATE             NUMBER          REFERENCE            (I)              AMOUNT            AMOUNT           PREMIUM
     ----------          ------          ---------          --------        -----------          ------          ----------
                                              NO SPECIALLY SERVICED LOANS REPORTED THIS PERIOD

     PRINCIPAL          MORTGAGE
     PREPAYMENT        REPURCHASE
        DATE             PRICE
     ----------        ----------

                  NO PRINCIPAL PREPAYMENT REPORTED THIS PERIOD

(I) PROPERTY TYPE CODE:
                       IN Industrial          MU Mixed Use                  RT Retail
                       LO Lodging             NE Non-Exempt                 SC School, HCF or WF
 CH Church             MF Multi Family        OF Office                     SE Securities
 CO Condo Coop or TH   MH Mobile Home Park    OT Other                      SF Single Family
 HC Health Care        MP Multiple Properties PD Plan Unit Development      SS Self Storage
 HO Hotel              MS Mini Storage        RO Retail/Office              WH Warehouse
 IF Industrial/Flax

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
                                                                 BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                              MODIFIED LOAN DETAIL

           OFFERING
          MEMORANDUM
 LOAN       CROSS       MODIFICATION
NUMBER    REFERENCE         DATE                         MODIFICATION DESCRIPTION
------    ----------    ------------   ------------------------------------------------------------
                              NO MODIFIED LOANS REPORTED THIS PERIOD

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
                                                                 BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1
                        STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:
RECORD DATE:
CLOSING DATE:
NEXT PMT DATE:
MATURITY DATE:

                              REALIZED LOSS DETAIL

         OFFERING                                                                 GROSS                                     NET
           MEMO                                    BEGINNING                    PROCEEDS %                     NET       PROCEEDS %
 LOAN      CROSS     APPRAISAL                     SCHEDULED                    SCHEDULED    LIQUIDATION   LIQUIDATION   SCHEDULED
NUMBER   REFERENCE     DATE      APPRAISAL VALUE    BALANCE    GROSS PROCEEDS   PRINCIPAL     EXPENSES      PROCEEDS      BALANCE
------   ---------   ---------   ---------------   ---------   --------------   ----------   -----------   -----------   ----------
                                              NO REALIZED LOSSES REPORTED THIS PERIOD


 LOAN
NUMBER  REALIZED LOSS
------  -------------
         NO REALIZED
            LOSSES
           REPORTED
          THIS PERIOD

[CHASE LOGO]   REPORTS AVAILABLE AT WWW.CHASE.COM/SFA  (C) 2000, CHASE MANHATTAN
                                                                 BANK

                                  EXHIBIT E-2A


                       FORM OF LOAN PERIODIC UPDATE FILE


                            [See Attached Schedule]

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CMSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)
                            CROSS REFERENCED AS "L"

          SPECIFICATION             DESCRIPTION/COMMENTS
Acceptable Media Types              Magnetic Tape, Diskette, Electronic Transfer
Character Set                       ASCII
Field Delineation                   Comma
Density (Bytes-Per-Inch)            1600 or 6250
Magnetic Tape Label                 None (unlabeled)
Magnetic Tape Blocking Factor       10285 (17 records per block)
Physical Media Label                Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch);
                                    Blocking Factor; Record Length
Return Address Label                Required for return of physical media (magnetic tape or diskette)

                                       FIELD                          FORMAT
            FIELD NAME                 NUMBER         TYPE            EXAMPLE
Transaction Id                            1            AN            XXX97001
Group Id                                  2            AN            XXX9701A
Loan Id                                   3            AN         00000000012345
Prospectus Loan Id                        4            AN               123
Distribution Date                         5            AN            YYYYMMDD
Current Beginning Scheduled               6          Numeric         100000.00
Balance
Current Ending Scheduled  Balance         7          Numeric         100000.00
Paid To Date                              8            AN            YYYYMMDD
Current Index Rate                        9          Numeric           0.09
Current Note Rate                        10          Numeric           0.09
Maturity Date                            11            AN            YYYYMMDD
Servicer and Trustee Fee Rate            12          Numeric          0.00025
Fee Rate/Strip Rate 1                    13          Numeric          0.00001
Fee Rate/Strip Rate 2                    14          Numeric          0.00001
Fee Rate/Strip Rate 3                    15          Numeric          0.00001
Fee Rate/Strip Rate 4                    16          Numeric          0.00001
Fee Rate/Strip Rate 5                    17          Numeric          0.00001
Net Rate                                 18          Numeric          0.0947
Next Index Rate                          19          Numeric           0.09
Next Note Rate                           20          Numeric           0.09
Next Rate Adjustment Date                21            AN            YYYYMMDD



            FIELD NAME                                                  DESCRIPTION/COMMENTS
Transaction Id                        Unique Issue Identification Mnemonic
Group Id                              Unique Identification Number Assigned To Each Loan Group Within An Issue
Loan Id                               Unique Servicer Loan Number Assigned To Each Collateral Item In A Pool
Prospectus Loan Id                    Unique Identification Number Assigned To Each Collateral Item In The Prospectus
Distribution Date                     Date Payments  Made To Certificateholders
Current Beginning Scheduled           Outstanding Sched Prin Bal at Beginning of current period that is part of the trust
Balance
Current Ending Scheduled  Balance     Outstanding Sched Prin Bal at End of current period that is part of the trust
Paid To Date                          Date loan is paid through. One month less than the date the loan is due for next payment
Current Index Rate                    Index Rate Used In The Determination Of The Current Period Gross Interest Rate
Current Note Rate                     Annualized Gross Rate Applicable To Calculate The Current Period Scheduled Interest
Maturity Date                         Date Collateral Is Scheduled To Make Its Final Payment
Servicer and Trustee Fee Rate         Annualized Fee Paid To The Servicer And Trustee
Fee Rate/Strip Rate 1                 Annualized Fee/Strip Netted Against Current Note Rate = Net Rate
Fee Rate/Strip Rate 2                 Annualized Fee/Strip Netted Against Current Note Rate = Net Rate
Fee Rate/Strip Rate 3                 Annualized Fee/Strip Netted Against Current Note Rate = Net Rate
Fee Rate/Strip Rate 4                 Annualized Fee/Strip Netted Against Current Note Rate = Net Rate
Fee Rate/Strip Rate 5                 Annualized Fee/Strip Netted Against Current Note Rate = Net Rate
Net Rate                              Annualized Interest Rate Applicable To Calculate The Current Period Remittance Int.
Next Index Rate                       Index Rate Used In The Determination Of The Next Period Gross Interest Rate
Next Note Rate                        Annualized Gross Interest Rate Applicable To Calc Of The Next Period Sch. Interest
Next Rate Adjustment Date             Date Note Rate Is Next Scheduled To Change

Next Payment Adjustment Date             22            AN            YYYYMMDD
Scheduled Interest Amount                23          Numeric          1000.00
Scheduled Principal Amount               24          Numeric          1000.00
Total Scheduled P&I Due                  25          Numeric          1000.00
Neg am/Deferred Interest Amount          26          Numeric          1000.00
Unscheduled Principal Collections        27          Numeric          1000.00
Other Principal Adjustments              28          Numeric          1000.00
Liquidation/Prepayment Date              29            AN            YYYYMMDD
Prepayment Penalty/Yld Maint Rec'd       30          Numeric          1000.00
Prepayment Interest Excess (Shortfall)   31          Numeric          1000.00
Liquidation/Prepayment Code              32          Numeric             1
Most Recent ARA Amount                   33          Numeric          1000.00
Most Recent ARA Date                     34            AN            YYYYMMDD
Cumulative ARA Amount                    35          Numeric          1000.00
Actual Balance                           36          Numeric         100000.00
Total P&I Advance Outstanding            37          Numeric          1000.00
Total T&I Advance Outstanding            38          Numeric          1000.00
Other Expense Advance Outstanding        39          Numeric          1000.00
Status of Loan                           40            AN                1
In Bankruptcy                            41            AN                Y
Foreclosure Date                         42            AN            YYYYMMDD
REO Date                                 43            AN            YYYYMMDD
Bankruptcy Date                          44            AN            YYYYMMDD
Net Proceeds Received on                 45          Numeric         100000.00
Liquidation
Liquidation Expense                      46          Numeric         100000.00
Realized Loss to Trust                   47          Numeric         10000.00

Date of Last Modification                48            AN            YYYYMMDD
Modification Code                        49          Numeric             1
Modified Note Rate                       50          Numeric           0.09
Modified Payment Rate                    51          Numeric           0.09
Preceding Fiscal Year Revenue            52          Numeric          1000.00

Preceding Fiscal Year Operating          53          Numeric          1000.00
Expenses

Preceding Fiscal Year NOI                54          Numeric          1000.00
Preceding Fiscal Year Debt Svc           55          Numeric          1000.00
Amount
Preceding Fiscal Year DSCR (NOI)         56          Numeric           2.55




Next Payment Adjustment Date             Date Scheduled P&I Amount Is Next Scheduled To Change
Scheduled Interest Amount                Scheduled Gross Interest Payment Due For The Current Period that goes to the rust
Scheduled Principal Amount               Scheduled Principal Payment Due For The Current Period that goes to the trust
Total Scheduled P&I Due                  Scheduled Principal & Interest Payment Due For Current Period for the trust
Neg am/Deferred Interest Amount          Negative Amortization/Deferred Interest Amount Due For The Current Period
Unscheduled Principal Collections        Unscheduled Payments Of Principal Received During The Related Collection Period
Other Principal Adjustments              Unscheduled Principal Adjustments For The Related Collection Period
Liquidation/Prepayment Date              Date Unscheduled Payment Of Principal Received
Prepayment Penalty/Yld Maint Rec'd       Additional Payment Req'd From Borrower Due To Prepayment Of Loan Prior To Maturity
Prepayment Interest Excess (Shortfall)   Interest Shortfall or Excess as calculated by Servicer per the Trust documents
Liquidation/Prepayment Code              See Liquidation/Prepayment Codes Legend
Most Recent ARA Amount                   Appraisal Reduction Amount = Excess Of The Principal Balance Over The Defined Appraisal
                                         Percentage or as defined in the Trust documents
Most Recent ARA Date                     Date Appraisal Reduction Amount Applied To Loan
Cumulative ARA Amount                    Cumulative Appraisal Reduction Amount
Actual Balance                           Outstanding Actual Principal Balance At The End Of The Current Period
Total P&I Advance Outstanding            Outstanding P&I Advances At The End Of The Current Period
Total T&I Advance Outstanding            Outstanding Taxes & Insurance Advances At The End Of The Current Period
Other Expense Advance Outstanding        Other Outstanding Advances At The End Of The Current Period
Status of Loan                           See Status Of Loan Legend
In Bankruptcy                            Bankruptcy Status Of Loan (If In Bankruptcy "Y", Else "N")
Foreclosure Date                         P27 - If Multiple properties have the same date then print that date otherwise leave empty
REO Date                                 P28 - If Multiple properties have the same date then print that date otherwise leave empty
Bankruptcy Date                          Date Of Bankruptcy
Net Proceeds Received on                 Net Proceeds Rec'd On Liquidation To Be Remitted to the Trust per the Trust Documents
Liquidation
Liquidation Expense                      Expenses Associated With The Liq'n To Be Netted from the Trust per the Trust Documents
Realized Loss to Trust                   Liquidation Balance Less Net Liquidation Proceeds Received (as defined in Trust documents)
Date of Last Modification                Date Loan Was Modified
Modification Code                        See Modification Codes Legend
Modified Note Rate                       Note Rate Loan Modified To
Modified Payment Rate                    Payment Rate Loan Modified To
Preceding Fiscal Year Revenue            P54 - If Multiple properties then sum the value, if missing any then populate using the
                                         "DSCR Indicator Legend" rule
Preceding Fiscal Year Operating          P55 -  If Multiple properties then sum the value, if missing any then populate using the
Expenses                                 "DSCR Indicator Legend" rule
Preceding Fiscal Year NOI                P56 -  If Multiple properties then sum the value, if missing any then populate using the
                                         "DSCR Indicator Legend" rule
Preceding Fiscal Year Debt Svc           P57 -  If Multiple properties then sum the value, if missing any then populate using the
Amount                                   "DSCR Indicator Legend" rule
Preceding Fiscal Year DSCR (NOI)         P58 - If Multiple properties populate using the "DSCR Indicator Legend" rule.
                                         Preceding Fiscal Yr Debt Svc Cvrge Ratio using NOI

Preceding Fiscal Year Physical           57          Numeric           0.85
Occupancy
Preceding Fiscal Year Financial          58            AN            YYYYMMDD
As of Date
Second Preceding Fiscal Year             59          Numeric          1000.00
Revenue
Second Preceding Fiscal Year             60          Numeric          1000.00
Operating Expenses
Second Preceding Fiscal Year NOI         61          Numeric          1000.00

Second Preceding Fiscal Year Debt
Service Amount                           62          Numeric          1000.00
Second Preceding Fiscal Year DSCR
(NOI)                                    63          Numeric           2.55
Second Preceding Fiscal Year             64          Numeric           0.85
Physical Occupancy
Second Preceding Fiscal Year             65            AN            YYYYMMDD
Financial As of Date                     66          Numeric          1000.00
Most Recent Revenue
Most Recent Operating Expenses           67          Numeric          1000.00
Most Recent NOI                          68          Numeric          1000.00
Most Recent Debt Service Amount          69          Numeric          1000.00
Most Recent DSCR (NOI)                   70          Numeric           2.55
Most Recent Physical Occupancy           71          Numeric           0.85
Most Recent Financial As of Start        72            AN            YYYYMMDD
Date
Most Recent Financial As of End          73            AN            YYYYMMDD
Date
Most Recent Appraisal Date               74            AN            YYYYMMDD
Most Recent Appraisal Value              75          Numeric         100000.00

Workout Strategy Code                    76          Numeric             1
Most Recent Special Servicer             77            AN            YYYYMMDD
Transfer Date
Most Recent Master Servicer
Return Date                              78            AN            YYYYMMDD
Date Asset Expected to Be                79            AN            YYYYMMDD
Resolved or Foreclosed
Blank                                    80            AN              Blank



Preceding Fiscal Year Physical           P59 - If Multiple properties, Use weighted average by using the calculation [ Current
Occupancy                                Allocated % (Prop) * Occupancy (Oper) ] for each Property, if missing any then leave empty
Preceding Fiscal Year Financial          P53 - If Multiple properties and all the same then print the date, if missing any then
As of Date                               leave empty
Second Preceding Fiscal Year             P61 - If Multiple properties then sum the value, if missing any then populate using the
Revenue                                  "DSCR Indicator Legend" rule
Second Preceding Fiscal Year             P62 -  If Multiple properties then sum the value, if missing any then populate using the
Operating Expenses                       "DSCR Indicator Legend" rule
Second Preceding Fiscal Year NOI         P63 -  If Multiple properties then sum the value, if missing any then populate using the
                                         "DSCR Indicator Legend" rule
Second Preceding Fiscal Year Debt        P64 -  If Multiple properties then sum the value, if missing any then populate using the
Service Amount                           "DSCR Indicator Legend" rule
Second Preceding Fiscal Year DSCR        P65 - If Multiple properties populate using the "DSCR Indicator Legend" rule.   Second
(NOI)                                    Preceding Fiscal Year Debt Service Coverage Ratio using NOI
Second Preceding Fiscal Year             P66 - If Multiple properties, Use weighted average by using the calculation [ Current
Physical Occupancy                       Allocated % (Prop) * Occupancy (Oper) ] for each Property, if missing any then leave empty
Second Preceding Fiscal Year             P60 - If Multiple properties and all the same then print the date, if missing any then
Financial As of Date                     leave empty
Most Recent Revenue                      P68 - If Multiple properties then sum the value, if missing any then populate using the
                                         "DSCR Indicator Legend" rule
Most Recent Operating Expenses           P69 -  If Multiple properties then sum the value, if missing any then populate using the
                                         "DSCR Indicator Legend" rule
Most Recent NOI                          P70 -  If Multiple properties then sum the value, if missing any then populate using the
                                         "DSCR Indicator Legend" rule
Most Recent Debt Service Amount          P71 -  If Multiple properties then sum the value, if missing any then populate using the
                                         "DSCR Indicator Legend" rule
Most Recent DSCR (NOI)                   P72 - If Multiple properties populate using the "DSCR Indicator Legend" rule.   Most
                                         Recent Debt Service Coverage Ratio using NOI
Most Recent Physical Occupancy           P29 - If Multiple properties, Use weighted average by using the calculation [ Current
                                         Allocated % (Prop) * Occupancy (Oper) ] for each Property, if missing any then leave empty
Most Recent Financial As of Start        P73 - If Multiple properties and all the same then print the date, if missing any then
Date                                     leave empty
Most Recent Financial As of End          P74 - If Multiple properties and all the same then print the date, if missing any then
Date                                     leave empty
Most Recent Appraisal Date               P24 - If Multiple properties and all the same then print the date, if missing any then leave empty
Most Recent Appraisal Value              P25 - If Multiple properties then sum the value, if missing any then leave empty
Workout Strategy Code                    See Workout Strategy Codes Legend
Most Recent Special Servicer             Date Transferred To The Special Servicer
Transfer Date
Most Recent Master Servicer              Date Returned To The Master Servicer or Primary Servicer
Return Date
Date Asset Expected to Be                P26 - If Multiple properties then print the latest date from the affiliated
Resolved or Foreclosed                   properties.   If in Foreclosure - Expected Date of Foreclosure and if REO - Expected
                                         Sale Date.
Blank                                    Left blank on purpose. (Note : was previously Year Renovated.  Use the Property File field 15 instead)

Current Hyper Amortizing Date            81            AN            YYYYMMDD
Most Recent Financial Indicator          82            AN             T or Y
Last Setup Change Date                   83            AN            YYYYMMDD
Last Loan Contribution Date              84            AN            YYYYMMDD
Last Property Contribution Date          85            AN            YYYYMMDD
Number of Properties                     86          Numeric           13.00
Preceding Year DSCR Roll up
Indicator                                87            AN              Text
Second Preceding Year DSCR Roll          88            AN              Text
up Indicator
Most Recent  DSCR Roll up                89            AN              Text
Indicator
NOI/NCF Indicator                        90            AN              Text
Date of Assumption                       91            AN            YYYYMMDD
Preceding Fiscal Year NCF                92          Numeric          1000.00
Preceding Fiscal Year DSCR (NCF)         93          Numeric           2.55
Second Preceding FY NCF                  94          Numeric          1000.00
Second Preceding FY DSCR (NCF)           95          Numeric           2.55
Most Recent NCF                          96          Numeric          1000.00
Most Recent DSCR (NCF)                   97          Numeric          1000.00




Current Hyper Amortizing Date          S79 - Current Anticipated Repayment Date.  Date will be the same as setup file unless the loan is modified and a new date assigned
Most Recent Financial Indicator        P75 - T= Trailing 12 months Y = Year to Date, Check Start & End Date Applies to field 66 to 73.  If Multiple properties and all the same then print the value, if missing any or if the values are not the same, then leave empty
Last Setup Change Date                 S82 - Distribution Date that information changed last in the setup file by loan
Last Loan Contribution Date            Date the loan was contributed
Last Property Contribution Date        P67 - Date the latest property or properties were contributed.  For Multiple properties print the latest date from the affiliated properties
Number of Properties                   S54 - Number of properties currently attached to the loan
Preceding Year DSCR Roll up            Flag used to explain how the DSCR was calculated when there are multiple properties.
Indicator                              See DSCR Indicator Legend.
Second Preceding Year DSCR Roll        Flag used to explain how the DSCR was calculated when there are multiple properties.
up Indicator                           See DSCR Indicator Legend.
Most Recent  DSCR Roll up              Flag used to explain how the DSCR was calculated when there are multiple properties.
Indicator                              See DSCR Indicator Legend.
NOI/NCF Indicator                      Indicates how NOI or Net Cash Flow was calculated should be the same for each financial period.  See NOI/NCF Indicator Legend. P84 - If Multiple Properties and all the same then print value, if missing any or if the values are not the same, then leave empty.
Date of Assumption                     Date the loan last assumed by a new borrower- blank if never assumed
Preceding Fiscal Year NCF              P78 - Preceding Fiscal Year Net Cash Flow related to Financial As of Date L58.  If
                                       Multiple properties then sum the value, if missing any then populate using the "DSCR
                                       Indicator Legend" rule
Preceding Fiscal Year DSCR (NCF)       P79 - Preceding Fiscal Yr Debt Service Coverage Ratio using NCF related to Financial As
                                       of Date L58.   If Multiple properties populate using the "DSCR Indicator Legend" rule.
Second Preceding FY NCF                P80 - Second Preceding Fiscal Year Net Cash Flow related to Financial As of Date L65.
                                       If Multiple properties then sum the value, if missing any then populate using the "DSCR
                                       Indicator Legend" rule
Second Preceding FY DSCR (NCF)         P81 - Second Preceding Fiscal Year Debt Service Coverage Ratio using Net Cash Flow
                                       related to Financial As of Date L65.   If Multiple properties populate using the "DSCR
                                       Indicator Legend" rule.
Most Recent NCF                        P82 - Most Recent Net Cash Flow related to Financial As of Ending Date L73.   If
                                       Multiple properties then sum the value, if missing any then populate using the "DSCR
                                       Indicator Legend" rule
Most Recent DSCR (NCF)                 P83 - Most Recent Debt Service Coverage Ratio using Net Cash Flow related to Financial
                                       As of Ending Date L73.  If Multiple properties populate using the "DSCR Indicator
                                       Legend" rule.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CMSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)
                            CROSS REFERENCED AS "L"

         WORKOUT STRATEGY CODE LEGEND

 1        Modification
 2        Foreclosure
 3        Bankruptcy
 4        Extension
 5        Note Sale
 6        DPO
 7        REO

 8        Resolved
        9     Pending Return to Master Servicer
10        Deed In Lieu Of Foreclosure
11        Full Payoff
12        Reps and Warranties
13        Other or TBD




         LIQUIDATION/PREPAYMENT CODE
                    LEGEND

 1      Partial Liq'n (Curtailment)
 2      Payoff Prior To Maturity
 3      Disposition
 4      Repurchase/ Substitution
 5      Full Payoff At Maturity
 6      DPO


 7      Liquidation
 8      Payoff w/penalty


 9      Payoff w/ yield Maintenance
10      Curtailment w/ Penalty
11      Curtailment w/ Yield Maintenance



                                   STATUS OF MORTGAGE LOAN
                                            LEGEND
 A            Payment Not Received But Still In Grace Period
 B            Late Payment But Less Than 30 days Delinquent
 0            Current
 1            30-59 Days Delinquent
 2            60-89 Days Delinquent
 3            90+ Days Delinquent
 4            Assumed Scheduled Payment
              (Performing Matured Balloon)
 5            Defeasance
 7            Foreclosure
 9            REO




                                               MODIFICATION CODE
                                                     LEGEND
 1            Maturity Date Extension
 2            Amortization Change
 3            Principal Write-Off
 4            Combination

                                                 DSCR INDICATOR
                                                     LEGEND

 P            Partial - Not all properties received financials, servicer to leave empty
 A            Average - Not all properties received financials, servicer allocates Debt Service only to properties where financials are received.

 F            Full - All Statements Collected for all properties
 W            Worst Case - Not all properties received financials, servicer allocates 100% of Debt
              Service to all properties where financials are received.

 N            None Collected - no financials were received
 C            Consolidated - All properties reported on one "rolled up" financial from the borrower




                                                NOI/NCF INDICATOR
                                                     LEGEND

CMSA          Calculated using CMSA standard
PSA           Calculated using a definition given in the PSA
U/W           Calculated using the underwriting method

                                  EXHIBIT E-2B


                             FORM OF PROPERTY FILE



                            [See Attached Schedule]

-------------------------------------------------------------------
COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
-------------------------------------------------------------------
                       CMSA "PROPERTY" FILE
-------------------------------------------------------------------
                       (DATA RECORD LAYOUT )
-------------------------------------------------------------------
                      CROSS REFERENCED AS "P"
-------------------------------------------------------------------
SPECIFICATION
-------------------------------------------------------------------
Acceptable Media Types
-------------------------------------------------------------------
Character Set
-------------------------------------------------------------------
Field Delineation
-------------------------------------------------------------------
Density (Bytes-Per-Inch)
-------------------------------------------------------------------
Magnetic Tape Label
-------------------------------------------------------------------
Magnetic Tape Blocking Factor
-------------------------------------------------------------------
Physical Media Label
-------------------------------------------------------------------
Return Address Label
-------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
         COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
------------------------------------------------------------------------------------------------------
                                CMSA "PROPERTY" FILE
------------------------------------------------------------------------------------------------------
                                (DATA RECORD LAYOUT )
------------------------------------------------------------------------------------------------------
                               CROSS REFERENCED AS "P"
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                       DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------
Magnetic Tape, Diskette, Electronic Transfer
------------------------------------------------------------------------------------------------------
ASCII
------------------------------------------------------------------------------------------------------
Comma
------------------------------------------------------------------------------------------------------
1600 or 6250
------------------------------------------------------------------------------------------------------
None (unlabeled)
------------------------------------------------------------------------------------------------------
10285 (17 records per block)
------------------------------------------------------------------------------------------------------
Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch); Blocking Factor; Record
Length
------------------------------------------------------------------------------------------------------
Required for return of physical media (magnetic tape or diskette)
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------
                                               FIELD                 FORMAT
----------------------------------------------------------------------------------
                FIELD NAME                     NUMBER    TYPE       EXAMPLE
----------------------------------------------------------------------------------
Transaction Id                                   1        AN        XXX97001
----------------------------------------------------------------------------------
Loan ID                                          2        AN        XXX9701A
----------------------------------------------------------------------------------
Prospectus Loan ID                               3        AN          123

----------------------------------------------------------------------------------
Property ID                                      4        AN        1001-001
----------------------------------------------------------------------------------
Distribution Date                                5        AN        YYYYMMDD
----------------------------------------------------------------------------------
Cross-Collateralized Loan Grouping               6        AN          Text


----------------------------------------------------------------------------------
Property Name                                    7        AN          Text
----------------------------------------------------------------------------------
Property Address                                 8        AN          Text
----------------------------------------------------------------------------------
Property City                                    9        AN          Text
----------------------------------------------------------------------------------
Property State                                   10       AN           FL
----------------------------------------------------------------------------------
Property Zip Code                                11       AN         30303
----------------------------------------------------------------------------------
Property County                                  12       AN          Text
----------------------------------------------------------------------------------
Property Type Code                               13       AN           MF
----------------------------------------------------------------------------------
Year Built                                       14       AN          YYYY
----------------------------------------------------------------------------------
Year Last Renovated                              15       AN          YYYY
----------------------------------------------------------------------------------
Net Square Feet At Contribution                  16     Numeric      25000
----------------------------------------------------------------------------------
# Of Units/Beds/Rooms At Contribution            17     Numeric        75
----------------------------------------------------------------------------------

Property Status                                  18       AN           1
----------------------------------------------------------------------------------
Allocated Percentage of Loan at                  19     Numeric       0.75
Contribution
----------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                FIELD NAME                                           DESCRIPTION/COMMENTS
---------------------------------------------------------------------------------------------------------------------------
Transaction Id                            Unique Issue Identification Mnemonic
----------------------------------------------------------------------------------------------------------------------------
Loan ID                                   Unique Servicer Loan Number Assigned To Each Collateral Item In A Pool
----------------------------------------------------------------------------------------------------------------------------
Prospectus Loan ID                        Unique Identification Number Assigned To Each Collateral Item In The
                                          Prospectus
---------------------------------------------------------------------------------------------------------------------------
Property ID                               Should contain Prospectus ID and property identifier, e.g., 1001-001, 1000-002
---------------------------------------------------------------------------------------------------------------------------
Distribution Date                         Date Payments  Made To Certificateholders
---------------------------------------------------------------------------------------------------------------------------
Cross-Collateralized Loan Grouping        All Loans With The Same Value Are Crossed, For example : "X02-1" would be populated in this field for all related loans, "X02-2" would be populated for the next group of related loans.
---------------------------------------------------------------------------------------------------------------------------
Property Name
---------------------------------------------------------------------------------------------------------------------------
Property Address
---------------------------------------------------------------------------------------------------------------------------
Property City
---------------------------------------------------------------------------------------------------------------------------
Property State
---------------------------------------------------------------------------------------------------------------------------
Property Zip Code
---------------------------------------------------------------------------------------------------------------------------
Property County
---------------------------------------------------------------------------------------------------------------------------
Property Type Code
---------------------------------------------------------------------------------------------------------------------------
Year Built
---------------------------------------------------------------------------------------------------------------------------
Year Last Renovated
---------------------------------------------------------------------------------------------------------------------------
Net Square Feet At Contribution          RT, IN, WH, OF, MU, OT
---------------------------------------------------------------------------------------------------------------------------
# Of Units/Beds/Rooms At Contribution    MF, MH, LO,MU, HC, SS
---------------------------------------------------------------------------------------------------------------------------
                                         1=FCL, 2=REO, 3=Defeased, 4=Partial Release, 5= Released, 6= Same as at
Property Status                          Contribution
---------------------------------------------------------------------------------------------------------------------------
Allocated Percentage of Loan at          Issuer to allocate loan % attributable to property for multi-property loans
Contribution
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                        LOAN FIELD
-----------------------------------------------------
                FIELD NAME              REFERENCE
-----------------------------------------------------
Transaction Id                             S1, L1
------------------------------------------------------
Loan ID                                    S3, L3
------------------------------------------------------
Prospectus Loan ID
                                           S4, L4
-----------------------------------------------------
Property ID
-----------------------------------------------------
Distribution Date                            L5
-----------------------------------------------------
Cross-Collateralized Loan Grouping          S75
-----------------------------------------------------
Property Name                               S55
-----------------------------------------------------
Property Address                            S56
-----------------------------------------------------
Property City                               S57
-----------------------------------------------------
Property State                              S58
-----------------------------------------------------
Property Zip Code                           S59
-----------------------------------------------------
Property County                             S60
-----------------------------------------------------
Property Type Code                          S61
-----------------------------------------------------
Year Built                                  S64
-----------------------------------------------------
Year Last Renovated
-----------------------------------------------------
Net Square Feet At Contribution            S62
-----------------------------------------------------
# Of Units/Beds/Rooms At Contribution      S63
-----------------------------------------------------
Property Status
-----------------------------------------------------
Allocated Percentage of Loan at
Contribution
-----------------------------------------------------

------------------------------------------------------------------------------------------------------------
       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CMSA "PROPERTY" FILE
------------------------------------------------------------------------------------------------------------
                              (DATA RECORD LAYOUT)
------------------------------------------------------------------------------------------------------------
                             CROSS REFERENCED AS "P"
------------------------------------------------------------------------------------------------------------
                                                                  FIELD                       FORMAT
------------------------------------------------------------------------------------------------------------
                        FIELD NAME                               NUMBER       TYPE           EXAMPLE
------------------------------------------------------------------------------------------------------------
Current Allocated Percentage                                       20       Numeric            0.75
------------------------------------------------------------------------------------------------------------

Current Allocated Ending Scheduled Loan Amount                     21       Numeric         5900900.00
------------------------------------------------------------------------------------------------------------
Ground Lease (Y/S/N)                                               22          AN               N
------------------------------------------------------------------------------------------------------------
      1.     Total Reserve Balance                                  3.          4.          5.  25000.00






------------------------------------------------------------------------------------------------------------
Most Recent Appraisal Date                                         24          AN            YYYYMMDD
------------------------------------------------------------------------------------------------------------
Most Recent Appraisal Value                                        25       Numeric         1000000.00
------------------------------------------------------------------------------------------------------------
Date Asset Expected to Be Resolved or Foreclosed                   26          AN            YYYYMMDD
------------------------------------------------------------------------------------------------------------
Foreclosure Date                                                   27          AN            YYYYMMDD
------------------------------------------------------------------------------------------------------------
REO Date                                                           28          AN            YYYYMMDD
------------------------------------------------------------------------------------------------------------
Most Recent Physical Occupancy                                     29       Numeric            0.75
------------------------------------------------------------------------------------------------------------
Occupancy As of Date                                               30          AN            YYYYMMDD
------------------------------------------------------------------------------------------------------------
Date Lease Rollover Review                                         31          AN            YYYYMMDD
------------------------------------------------------------------------------------------------------------
% Sq. Feet expiring 1-12 months                                    32       Numeric            0.2
------------------------------------------------------------------------------------------------------------
% Sq. Feet  expiring 13-24 months                                  33       Numeric            0.2
------------------------------------------------------------------------------------------------------------
% Sq. Feet expiring 25-36 months                                   34       Numeric            0.2
------------------------------------------------------------------------------------------------------------
% Sq. Feet  expiring 37-48 months                                  35       Numeric            0.2
------------------------------------------------------------------------------------------------------------
% Sq. Feet  expiring 49-60 months                                  36       Numeric            0.2
------------------------------------------------------------------------------------------------------------
Largest Tenant                                                     37          AN              Text
------------------------------------------------------------------------------------------------------------
Square Feet of Largest Tenant                                      38       Numeric           15000
------------------------------------------------------------------------------------------------------------
2nd Largest Tenant                                                 39          AN              Text
------------------------------------------------------------------------------------------------------------
Square Feet of 2nd Largest Tenant                                  40       Numeric           15000
------------------------------------------------------------------------------------------------------------
3rd Largest Tenant                                                 41          AN              Text
------------------------------------------------------------------------------------------------------------
Square Feet of 3rd Largest Tenant                                  42       Numeric           15000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CMSA "PROPERTY" FILE
------------------------------------------------------------------------------------------------------------------------------------
                              (DATA RECORD LAYOUT)
------------------------------------------------------------------------------------------------------------------------------------
                             CROSS REFERENCED AS "P"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        FIELD NAME                                                          DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Current Allocated Percentage                       Maintained by servicer. If not supplied in by Issuer or Underwriter, use
                                                   Underwritting NOI or NCF to calculate
------------------------------------------------------------------------------------------------------------------------------------
Current Allocated Ending Scheduled Loan Amount     Calculation based on Current Allocated Percentage and Current Ending
                                                   Scheduled Principal Balance (L7) for associated loan.
------------------------------------------------------------------------------------------------------------------------------------
Ground Lease (Y/S/N)                               Either Y=Yes, S=Subordinate, N= No ground lease
------------------------------------------------------------------------------------------------------------------------------------
      1.     Total Reserve Balance                       7.    For Maintenance, Repairs, & Environmental. (Excludes Tax & Insurance
                                                               Escrows).  An amount should be printed if the value in Setup File field 77 is "Y"



------------------------------------------------------------------------------------------------------------------------------------
Most Recent Appraisal Date
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Appraisal Value
------------------------------------------------------------------------------------------------------------------------------------
Date Asset Expected to Be Resolved or Foreclosed   Could be different dates for different properties. If in Foreclosure -
                                                   Expected Date of Foreclosure and if REO - Expected Sale Date.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure Date
------------------------------------------------------------------------------------------------------------------------------------
REO Date
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Physical Occupancy
------------------------------------------------------------------------------------------------------------------------------------
Occupancy As of Date                               Typically should be the effective date of the Rent Roll
------------------------------------------------------------------------------------------------------------------------------------
Date Lease Rollover Review                         Roll over review to be completed every 12 months
------------------------------------------------------------------------------------------------------------------------------------
% Sq. Feet expiring 1-12 months                    Apply to Property Types - RT, IN, WH, OF, MU, OT
------------------------------------------------------------------------------------------------------------------------------------
% Sq. Feet  expiring 13-24 months                  Apply to Property Types - RT, IN, WH, OF, MU, OT
------------------------------------------------------------------------------------------------------------------------------------
% Sq. Feet expiring 25-36 months                   Apply to Property Types - RT, IN, WH, OF, MU, OT
------------------------------------------------------------------------------------------------------------------------------------
% Sq. Feet  expiring 37-48 months                  Apply to Property Types - RT, IN, WH, OF, MU, OT
------------------------------------------------------------------------------------------------------------------------------------
% Sq. Feet  expiring 49-60 months                  Apply to Property Types - RT, IN, WH, OF, MU, OT
------------------------------------------------------------------------------------------------------------------------------------
Largest Tenant                                     For Office, WH, Retail, Industrial *Only if disclosed in the offering document
------------------------------------------------------------------------------------------------------------------------------------
Square Feet of Largest Tenant
------------------------------------------------------------------------------------------------------------------------------------
2nd Largest Tenant                                 For Office, WH, Retail, Industrial *Only if disclosed in the offering document
------------------------------------------------------------------------------------------------------------------------------------
Square Feet of 2nd Largest Tenant
------------------------------------------------------------------------------------------------------------------------------------
3rd Largest Tenant                                 For Office, WH, Retail, Industrial *Only if disclosed in the offering document
------------------------------------------------------------------------------------------------------------------------------------
Square Feet of 3rd Largest Tenant
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CMSA "PROPERTY" FILE
----------------------------------------------------------------------------
                              (DATA RECORD LAYOUT)
----------------------------------------------------------------------------
                             CROSS REFERENCED AS "P"
----------------------------------------------------------------------------
                                                           LOAN FIELD
----------------------------------------------------------------------------
                        FIELD NAME                         REFERENCE
----------------------------------------------------------------------------
Current Allocated Percentage
----------------------------------------------------------------------------
Current Allocated Ending Scheduled Loan Amount                L7
----------------------------------------------------------------------------
Ground Lease (Y/S/N)                                          S74
----------------------------------------------------------------------------
      1.     Total Reserve Balance                         8.     S77






----------------------------------------------------------------------------
Most Recent Appraisal Date                                    L74
----------------------------------------------------------------------------
Most Recent Appraisal Value                                   L75
----------------------------------------------------------------------------
Date Asset Expected to Be Resolved or Foreclosed              L79
----------------------------------------------------------------------------
Foreclosure Date                                              L42
----------------------------------------------------------------------------
REO Date                                                      L43
----------------------------------------------------------------------------
Most Recent Physical Occupancy                                L71
----------------------------------------------------------------------------
Occupancy As of Date
----------------------------------------------------------------------------
Date Lease Rollover Review
----------------------------------------------------------------------------
% Sq. Feet expiring 1-12 months                               S62
----------------------------------------------------------------------------
% Sq. Feet  expiring 13-24 months                             S62
----------------------------------------------------------------------------
% Sq. Feet expiring 25-36 months                              S62
----------------------------------------------------------------------------
% Sq. Feet  expiring 37-48 months                             S62
----------------------------------------------------------------------------
% Sq. Feet  expiring 49-60 months                             S62
----------------------------------------------------------------------------
Largest Tenant
----------------------------------------------------------------------------
Square Feet of Largest Tenant
----------------------------------------------------------------------------
2nd Largest Tenant
----------------------------------------------------------------------------
Square Feet of 2nd Largest Tenant
----------------------------------------------------------------------------
3rd Largest Tenant
----------------------------------------------------------------------------
Square Feet of 3rd Largest Tenant
----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
----------------------------------------------------------------------------------------------------------
                                                        CMSA "PROPERTY" FILE
----------------------------------------------------------------------------------------------------------
                                                        (DATA RECORD LAYOUT)
----------------------------------------------------------------------------------------------------------
                                                      CROSS REFERENCED AS "P"
----------------------------------------------------------------------------------------------------------
                                                                  FIELD                       FORMAT
----------------------------------------------------------------------------------------------------------
                        FIELD NAME                               NUMBER       TYPE           EXAMPLE
----------------------------------------------------------------------------------------------------------
Fiscal Year End Month                                              43       Numeric             MM
----------------------------------------------------------------------------------------------------------
Contribution Financials As Of Date                                 44          AN            YYYYMMDD
----------------------------------------------------------------------------------------------------------
Revenue At Contribution                                            45       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Operating Expenses At Contribution                                 46       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
NOI At Contribution                                                47       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
DSCR (NOI) At Contribution                                         48       Numeric            1.5
----------------------------------------------------------------------------------------------------------
Appraisal Value At Contribution                                    49       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Appraisal Date At Contribution                                     50          AN            YYYYMMDD
----------------------------------------------------------------------------------------------------------
Physical Occupancy At Contribution                                 51       Numeric            0.9
----------------------------------------------------------------------------------------------------------
Date of Last Inspection                                            52          AN            YYYYMMDD
----------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Financial As of Date                         53          AN            YYYYMMDD
----------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Revenue                                      54       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Operating Expenses                           55       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Preceding Fiscal Year NOI                                          56       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Preceding Fiscal Yr Debt Service Amount                            57       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Preceding Fiscal Year DSCR (NOI)                                   58       Numeric            1.3
----------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Physical Occupancy                           59       Numeric            0.9
----------------------------------------------------------------------------------------------------------
Second Preceding FY Financial As of Date                           60          AN            YYYYMMDD
----------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year Revenue                               61       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Second Preceding FY Operating Expenses                             62       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year NOI                                   63       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Second Preceding FY Debt Service Amount                            64       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year DSCR (NOI)                            65       Numeric            1.3
----------------------------------------------------------------------------------------------------------
Second Preceding FY Physical Occupancy                             66       Numeric            0.9
----------------------------------------------------------------------------------------------------------
Property Contribution Date                                         67          AN            YYYYMMDD
----------------------------------------------------------------------------------------------------------
Most Recent Revenue                                                68       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Most Recent Operating Expenses                                     69       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Most Recent NOI                                                    70       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Most Recent Debt Service Amount                                    71       Numeric         1000000.00
----------------------------------------------------------------------------------------------------------
Most Recent DSCR (NOI)                                             72       Numeric            2.55
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                                                        CMSA "PROPERTY" FILE
------------------------------------------------------------------------------------------------------------------------------------
                                                     (DATA RECORD LAYOUT)
------------------------------------------------------------------------------------------------------------------------------------
                                                   CROSS REFERENCED AS "P"
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          LOAN FIELD
------------------------------------------------------------------------------------------------------------------------------------
                        FIELD NAME                                                    DESCRIPTION/COMMENTS                 REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
Fiscal Year End Month                        Needed to indicate month ending for borrower's Fiscal Year.
                                             For example : "12"
------------------------------------------------------------------------------------------------------------------------------------
Contribution Financials As Of Date                                                                                            S72
------------------------------------------------------------------------------------------------------------------------------------
Revenue At Contribution                      Should match the prospectus if available. At the Property Level                  S70
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses At Contribution           Should match the prospectus if available. At the Property Level                  S71
------------------------------------------------------------------------------------------------------------------------------------
NOI At Contribution                          Should match the prospectus if available. At the Property Level                  S65
------------------------------------------------------------------------------------------------------------------------------------
DSCR (NOI) At Contribution                   Should match the prospectus if available.                                        S66
------------------------------------------------------------------------------------------------------------------------------------
Appraisal Value At Contribution                                                                                               S67
------------------------------------------------------------------------------------------------------------------------------------
Appraisal Date At Contribution                                                                                                S68
------------------------------------------------------------------------------------------------------------------------------------
Physical Occupancy At Contribution                                                                                            S69
------------------------------------------------------------------------------------------------------------------------------------
Date of Last Inspection                      Date of last physical site inspection
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Financial As of Date                                                                                    L58
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Revenue                                                                                                 L52
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Operating Expenses                                                                                      L53
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year NOI                                                                                                     L54
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Yr Debt Service Amount      Calculate using P20(percentage) to get the allocated amount for each property    L55
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year DSCR (NOI)             Uses the property NOI and the allocated debt service amount                      L56
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Physical Occupancy                                                                                      L57
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding FY Financial As of Date                                                                                      L65
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year Revenue                                                                                          L59
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding FY Operating Expenses                                                                                        L60
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year NOI                                                                                              L61
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding FY Debt Service Amount      Calculate using P20(percentage) to get the allocated amount for each property    L62
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year DSCR (NOI)      Uses the property NOI and the allocated debt service amount                      L63
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding FY Physical Occupancy                                                                                        L64
------------------------------------------------------------------------------------------------------------------------------------
Property Contribution Date                   Date Property was contributed                                                    L85
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Revenue                          Most Recent Revenue                                                              L66
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Operating Expenses               Most Recent Operating Expenses                                                   L67
------------------------------------------------------------------------------------------------------------------------------------
Most Recent NOI                              Most Recent Net Operating Income                                                 L68
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Debt Service Amount              Calculate using P20(percentage) to get the allocated amount for each property    L69
------------------------------------------------------------------------------------------------------------------------------------
Most Recent DSCR (NOI)                       Uses the property NOI and the allocated debt service amount                      L70
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
--------------------------------------------------------------------------------------------------------
                                                        CMSA "PROPERTY" FILE
--------------------------------------------------------------------------------------------------------
                                                        (DATA RECORD LAYOUT)
--------------------------------------------------------------------------------------------------------
                                                      CROSS REFERENCED AS "P"
--------------------------------------------------------------------------------------------------------
                                                                  FIELD                       FORMAT
--------------------------------------------------------------------------------------------------------
                        FIELD NAME                               NUMBER       TYPE           EXAMPLE
--------------------------------------------------------------------------------------------------------
Most Recent Financial As of Start Date                             73          AN            YYYYMMDD
--------------------------------------------------------------------------------------------------------
Most Recent Financial As of End Date                               74          AN            YYYYMMDD
--------------------------------------------------------------------------------------------------------
Most Recent Financial Indicator                                    75          AN             T or Y
--------------------------------------------------------------------------------------------------------
NCF At Contribution                                                76       Numeric         1000000.00
--------------------------------------------------------------------------------------------------------
DSCR (NCF) At Contribution                                         77       Numeric            1.5
--------------------------------------------------------------------------------------------------------
Preceding Fiscal Year NCF                                          78       Numeric         1000000.00
--------------------------------------------------------------------------------------------------------
Preceding Fiscal Year DSCR (NCF)                                   79       Numeric            2.55

--------------------------------------------------------------------------------------------------------
Second Preceding FY NCF                                            80       Numeric         1000000.00
--------------------------------------------------------------------------------------------------------
Second Preceding FY DSCR (NCF)                                     81       Numeric            2.55

--------------------------------------------------------------------------------------------------------
Most Recent NCF                                                    82       Numeric         1000000.00
--------------------------------------------------------------------------------------------------------
Most Recent DSCR (NCF)                                             83       Numeric            2.55

--------------------------------------------------------------------------------------------------------
NOI/NCF Indicator
                                                                   84          AN              Text
--------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
----------------------------------------------------------------------------------------------------------------------------------
                                                        CMSA "PROPERTY" FILE
----------------------------------------------------------------------------------------------------------------------------------
                                                        (DATA RECORD LAYOUT)
----------------------------------------------------------------------------------------------------------------------------------
                                                      CROSS REFERENCED AS "P"
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        FIELD NAME                                                DESCRIPTION/COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
Most Recent Financial As of Start Date   Start date used to calculate Most Recent information either YTD or trailing 12 months
----------------------------------------------------------------------------------------------------------------------------------
Most Recent Financial As of End Date     End date used to calculate Most Recent information either YTD or trailing 12 months
----------------------------------------------------------------------------------------------------------------------------------
Most Recent Financial Indicator          T= Trailing 12 months Y = Year to Date
----------------------------------------------------------------------------------------------------------------------------------
NCF At Contribution                      Net Cash Flow At Contribution.   Should match the prospectus if available.
----------------------------------------------------------------------------------------------------------------------------------
DSCR (NCF) At Contribution               DSCR At Contribution using NCF to calculate.   Should match the prospectus if available.
----------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year NCF                Preceding Fiscal Year Net Cash Flow related to Financial As of Date P53.
----------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year DSCR (NCF)         Preceding Fiscal Yr Debt Service Coverage Ratio using NCF related to Financial As of
                                         Date P53.
----------------------------------------------------------------------------------------------------------------------------------
Second Preceding FY NCF                  Second Preceding Fiscal Year Net Cash Flow related to Financial As of Date P60.
----------------------------------------------------------------------------------------------------------------------------------
Second Preceding FY DSCR (NCF)           Second Preceding Fiscal Year Debt Service Coverage Ratio using Net Cash Flow related to
                                         Financial As of Date P60.
----------------------------------------------------------------------------------------------------------------------------------
Most Recent NCF                          Most Recent Net Cash Flow related to Financial As of Date P74.
----------------------------------------------------------------------------------------------------------------------------------
Most Recent DSCR (NCF)                   Most Recent Debt Service Coverage Ratio using Net Cash Flow related to Financial As of
                                         Date P74.
----------------------------------------------------------------------------------------------------------------------------------
NOI/NCF Indicator                        Indicates how NOI or Net Cash Flow was calculated should be the same for each financial period.  See NOI/NCF Indicator Legend.
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------
       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
------------------------------------------------------------------------------
                              CMSA "PROPERTY" FILE
------------------------------------------------------------------------------
                              (DATA RECORD LAYOUT)
------------------------------------------------------------------------------
                            CROSS REFERENCED AS "P"
------------------------------------------------------------------------------
                                         LOAN FIELD
------------------------------------------------------------------------------
                        FIELD NAME        REFERENCE
------------------------------------------------------------------------------
Most Recent Financial As of Start Date       L72
------------------------------------------------------------------------------
Most Recent Financial As of End Date         L73
------------------------------------------------------------------------------
Most Recent Financial Indicator              L82
------------------------------------------------------------------------------
NCF At Contribution                          S83
------------------------------------------------------------------------------
DSCR (NCF) At Contribution                   S84
------------------------------------------------------------------------------
Preceding Fiscal Year NCF                    L92
------------------------------------------------------------------------------
Preceding Fiscal Year DSCR (NCF)             L93

------------------------------------------------------------------------------
Second Preceding FY NCF                      L94
------------------------------------------------------------------------------
Second Preceding FY DSCR (NCF)               L95

------------------------------------------------------------------------------
Most Recent NCF                              L96
------------------------------------------------------------------------------
Most Recent DSCR (NCF)                       L97

------------------------------------------------------------------------------
NOI/NCF Indicator                            L90

------------------------------------------------------------------------------
                                              ----------------------------------------------------------------------------------
                                                                                            NOI/NCF INDICATOR
                                              ----------------------------------------------------------------------------------
                                                                                                 LEGEND
                                              ----------------------------------------------------------------------------------
                                                       CMSA             Calculated using CMSA standard

                                              ----------------------------------------------------------------------------------
                                                       PSA              Calculated using a definition given in the PSA

                                              ----------------------------------------------------------------------------------
                                                       U/W              Calculated using the underwriting method

                                              ----------------------------------------------------------------------------------

                                  EXHIBIT E-2C

                            FORM OF LOAN SET-UP FILE

                            [See Attached Schedule]

----------------------------------------------------------------------------------------------------------------------------------
       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
----------------------------------------------------------------------------------------------------------------------------------
                             CMSA "LOAN SETUP" FILE
----------------------------------------------------------------------------------------------------------------------------------
                              (DATA RECORD LAYOUT)
----------------------------------------------------------------------------------------------------------------------------------
                             CROSS REFERENCED AS "L"
----------------------------------------------------------------------------------------------------------------------------------
            SPECIFICATION                                                                      DESCRIPTION/COMMENTS
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Acceptable Media Types                              Magnetic Tape, Diskette, Electronic Transfer
----------------------------------------------------------------------------------------------------------------------------------
Character Set                                       ASCII
----------------------------------------------------------------------------------------------------------------------------------
Field Delineation                                   Comma
----------------------------------------------------------------------------------------------------------------------------------
Density (Bytes-Per-Inch)                            1600 or 6250
----------------------------------------------------------------------------------------------------------------------------------
Magnetic Tape Label                                 None (unlabeled)
----------------------------------------------------------------------------------------------------------------------------------
Magnetic Tape Blocking Factor                       10285 (17 records per block)
----------------------------------------------------------------------------------------------------------------------------------
Physical Media Label                                Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch);
                                                    Blocking Factor; Record Length
----------------------------------------------------------------------------------------------------------------------------------
Return Address Label                                Required for return of physical media (magnetic tape or diskette)
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                             FIELD                                 FORMAT
---------------------------------------------------------------------------------------------------
               FIELD NAME                    NUMBER         TYPE                   EXAMPLE
---------------------------------------------------------------------------------------------------
Transaction Id                                 1             AN                   XXX97001
---------------------------------------------------------------------------------------------------
Group Id                                       2             AN                   XXX9701A
---------------------------------------------------------------------------------------------------
Loan Id                                        3             AN                00000000012345
---------------------------------------------------------------------------------------------------
Prospectus Loan Id                             4             AN                     123
---------------------------------------------------------------------------------------------------

Original Note Amount                           5          Numeric                1000000.00
---------------------------------------------------------------------------------------------------
Original Term Of Loan                          6          Numeric                   240
---------------------------------------------------------------------------------------------------
Original Amortization Term                     7          Numeric                   360
---------------------------------------------------------------------------------------------------
Original Note Rate                             8          Numeric                  0.095
---------------------------------------------------------------------------------------------------
Original Payment Rate                          9          Numeric                  0.095
---------------------------------------------------------------------------------------------------
First Loan Payment Due Date                    10            AN                   YYYYMMDD
---------------------------------------------------------------------------------------------------
Grace Days Allowed                             11         Numeric                    10
---------------------------------------------------------------------------------------------------
Interest Only (Y/N)                            12            AN                      Y
---------------------------------------------------------------------------------------------------
Balloon (Y/N)                                  13            AN                      Y
---------------------------------------------------------------------------------------------------
Interest Rate Type                             14         Numeric                    1
---------------------------------------------------------------------------------------------------
Interest Accrual Method Code                   15         Numeric                    1
---------------------------------------------------------------------------------------------------
Interest in Arrears (Y/N)                      16            AN                      Y
---------------------------------------------------------------------------------------------------
Payment Type Code                              17         Numeric                    1
---------------------------------------------------------------------------------------------------
Prepayment Lock-out End Date                   18            AN                   YYYYMMDD
---------------------------------------------------------------------------------------------------
Yield Maintenance End Date                     19            AN                   YYYYMMDD
---------------------------------------------------------------------------------------------------
Prepayment Premium End Date                    20            AN                   YYYYMMDD
---------------------------------------------------------------------------------------------------
Prepayment Terms Description                   21            AN                     Text
---------------------------------------------------------------------------------------------------
ARM Index Code                                 22            AN                      A
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               FIELD NAME                                                          DESCRIPTION/COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Transaction Id                         Unique Issue Identification Mnemonic
-----------------------------------------------------------------------------------------------------------------------------------
Group Id                               Unique Indentification Number Assigned To Each Loan Group Within An Issue
-----------------------------------------------------------------------------------------------------------------------------------
Loan Id                                Unique Servicer Loan Number Number Assigned To Each Collateral Item In A Pool
-----------------------------------------------------------------------------------------------------------------------------------
Prospectus Loan Id                     Unique Identification Number Assigned To Each Collateral Item In The Prospectus
-----------------------------------------------------------------------------------------------------------------------------------

Original Note Amount                   The Mortgage Loan Balance At Inception Of The Note
-----------------------------------------------------------------------------------------------------------------------------------
Original Term Of Loan                  Original Number Of Months Until Maturity Of Loan
-----------------------------------------------------------------------------------------------------------------------------------
Original Amortization Term             Original Number Of Months Loan Amortized Over
-----------------------------------------------------------------------------------------------------------------------------------
Original Note Rate                     The Note Rate At Inception Of The Note
-----------------------------------------------------------------------------------------------------------------------------------
Original Payment Rate                  Original Rate Payment Calculated On
-----------------------------------------------------------------------------------------------------------------------------------
First Loan Payment Due Date            First Payment Date On The Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------------
Grace Days Allowed                     Number Of Days From Due Date Borrower Is Permitted To Remit Payment
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only (Y/N)                    Y=Yes,  N=No
-----------------------------------------------------------------------------------------------------------------------------------
Balloon (Y/N)                          Y=Yes,  N=No
-----------------------------------------------------------------------------------------------------------------------------------
Interest Rate Type                     1=Fixed, 2=Arm, 3=Step, 9=Other
-----------------------------------------------------------------------------------------------------------------------------------
Interest Accrual Method Code           1=30/360, 2=Actual/365, 3=Actual/360, 4=Actual/Actual, 5=Actual/366, 6=Simple, 7=78'S
-----------------------------------------------------------------------------------------------------------------------------------
Interest in Arrears (Y/N)              Y=Yes,  N=No
-----------------------------------------------------------------------------------------------------------------------------------
Payment Type Code                      See Payment Type Code Legend
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Lock-out End Date           Date After Which Loan Can Be Prepaid
-----------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance End Date             Date After Which Loan Can Be Prepaid Without Yield Maintenance
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Premium End Date            Date After Which Loan Can Be Prepaid Without Penalty
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Terms Description           Should reflect the information in Annex A or use the format of  LO(36), YM(28), 7(12), O(3)
-----------------------------------------------------------------------------------------------------------------------------------
ARM Index Code                         See Arm Index Code Legend
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
-----------------------------------------------------------------------------------------------------------
                             CMSA "LOAN SETUP" FILE
-----------------------------------------------------------------------------------------------------------
                              (DATA RECORD LAYOUT)
-----------------------------------------------------------------------------------------------------------
                            CROSS REFERENCED AS "S"
-----------------------------------------------------------------------------------------------------------
                                                      FIELD                                 FORMAT
-----------------------------------------------------------------------------------------------------------
                    FIELD NAME                        NUMBER         TYPE                  EXAMPLE
-----------------------------------------------------------------------------------------------------------
First Rate Adjustment Date                              23            AN                   YYYYMMDD
-----------------------------------------------------------------------------------------------------------
First Payment Adjustment Date                           24            AN                   YYYYMMDD
-----------------------------------------------------------------------------------------------------------
ARM Margin                                              25         Numeric                  0.025
-----------------------------------------------------------------------------------------------------------
Lifetime Rate Cap                                       26         Numeric                   0.15
-----------------------------------------------------------------------------------------------------------
Lifetime Rate Floor                                     27         Numeric                   0.05
-----------------------------------------------------------------------------------------------------------
Periodic Rate Increase Limit                            28         Numeric                   0.02
-----------------------------------------------------------------------------------------------------------
Periodic Rate Decrease Limit                            29         Numeric                   0.02
-----------------------------------------------------------------------------------------------------------
Periodic Pay Adjustment Max-%                           30         Numeric                   0.03
-----------------------------------------------------------------------------------------------------------
Periodic Pay Adjustment Max-$                           31         Numeric                 5000.00
-----------------------------------------------------------------------------------------------------------
Payment Frequency                                       32         Numeric                    1
-----------------------------------------------------------------------------------------------------------
Rate Reset Frequency                                    33         Numeric                    1
-----------------------------------------------------------------------------------------------------------
Pay Reset Frequency                                     34         Numeric                    1
-----------------------------------------------------------------------------------------------------------
Rounding Code                                           35         Numeric                    1
-----------------------------------------------------------------------------------------------------------
Rounding Increment                                      36         Numeric                 0.00125
-----------------------------------------------------------------------------------------------------------
Index Look Back In Days                                 37         Numeric                    45
-----------------------------------------------------------------------------------------------------------
Negative Amortization Allowed (Y/N)                     38            AN                      Y
-----------------------------------------------------------------------------------------------------------
Max Neg Allowed (% Of Orig Bal)                         39         Numeric                  0.075
-----------------------------------------------------------------------------------------------------------
Maximum Negate Allowed ($)                              40         Numeric                 25000.00
-----------------------------------------------------------------------------------------------------------
Remaining Term At Contribution                          41         Numeric                   240
-----------------------------------------------------------------------------------------------------------
Remaining Amort Term At Contribution                    42         Numeric                   360
-----------------------------------------------------------------------------------------------------------
Maturity Date At Contribution                           43            AN                   YYYYMMDD
-----------------------------------------------------------------------------------------------------------
Scheduled Principal Balance At Contribution             44         Numeric                1000000.00
-----------------------------------------------------------------------------------------------------------
Note Rate At Contribution                               45         Numeric                  0.095
-----------------------------------------------------------------------------------------------------------
Servicer And Trustee Fee Rate                           46         Numeric                 0.00025
-----------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 1                                 47         Numeric                 0.00001
-----------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 2                                 48         Numeric                 0.00001
-----------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 3                                 49         Numeric                 0.00001
-----------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 4                                 50         Numeric                 0.00001
-----------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 5                                 51         Numeric                 0.00001
-----------------------------------------------------------------------------------------------------------
Net Rate At Contribution                                52         Numeric                  0.0947
-----------------------------------------------------------------------------------------------------------
Periodic P&I Payment At Contribution                    53         Numeric                 3000.00
-----------------------------------------------------------------------------------------------------------
# Of Properties at Contribution                         54         Numeric                    13
-----------------------------------------------------------------------------------------------------------
Property Name                                           55            AN                     Text
-----------------------------------------------------------------------------------------------------------
Property Address                                        56            AN                     Text
-----------------------------------------------------------------------------------------------------------
Property City                                           57            AN                     Text
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
------------------------------------------------------------------------------------------------------------------------------------
                                                       CMSA "LOAN SETUP" FILE
------------------------------------------------------------------------------------------------------------------------------------
                                                        (DATA RECORD LAYOUT)
------------------------------------------------------------------------------------------------------------------------------------
                                                      CROSS REFERENCED AS "S"
------------------------------------------------------------------------------------------------------------------------------------
                    FIELD NAME                                              DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
First Rate Adjustment Date                   Date Note Rate Originally Changed
------------------------------------------------------------------------------------------------------------------------------------
First Payment Adjustment Date                Date Payment Originally Changed
------------------------------------------------------------------------------------------------------------------------------------
ARM Margin                                   Rate Added To Index Used In The Determination Of The Gross Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
Lifetime Rate Cap                            Maximum Rate That The Borrower Must Pay On An Arm Loan Per The Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Lifetime Rate Floor                          Minimum Rate That The Borrower Must Pay On An Arm Loan Per The Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Periodic Rate Increase Limit                 Maximum Periodic Increase To The Note Rate Allowed Per The Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Periodic Rate Decrease Limit                 Minimum Periodic Decrease To The Note Rate Allowed Per The Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Periodic Pay Adjustment Max-%                Max Periodic % Increase To The P&I Payment Allowed Per The Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Periodic Pay Adjustment Max-$                Max Periodic Dollar Increase To The P&I Payment Allowed Per The Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Payment Frequency                            1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually ...
------------------------------------------------------------------------------------------------------------------------------------
Rate Reset Frequency                         1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually, 365=Daily
------------------------------------------------------------------------------------------------------------------------------------
Pay Reset Frequency                          1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually, 365=Daily
------------------------------------------------------------------------------------------------------------------------------------
Rounding Code                                Rounding Method For Sum Of Index Plus Margin (See Rounding Code Legend)
------------------------------------------------------------------------------------------------------------------------------------
Rounding Increment                           Used In Conjunction With Rounding Code
------------------------------------------------------------------------------------------------------------------------------------
Index Look Back In Days                      Use Index In Effect X Days Prior To Adjustment Date
------------------------------------------------------------------------------------------------------------------------------------
Negative Amortization Allowed (Y/N)          Y=Yes,  N=No
------------------------------------------------------------------------------------------------------------------------------------
Max Neg Allowed (% Of Orig Bal)              Max Lifetime % Increase to the Original Balance Allowed Per The Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Maximum Negate Allowed ($)                   Max Lifetime Dollar Increase to the Original Balance Allowed Per The Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Remaining Term At Contribution               Remaining Number Of Months Until Maturity Of Loan At Cutoff
------------------------------------------------------------------------------------------------------------------------------------
Remaining Amort Term At Contribution         Remaining Number Of Months Loan Amortized Over At Cutoff
------------------------------------------------------------------------------------------------------------------------------------
Maturity Date At Contribution                The Scheduled Maturity Date Of The Mortgage Loan At Contribution
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance At Contribution  The Scheduled Principal Balance Of The Mortgage Loan At Contribution
------------------------------------------------------------------------------------------------------------------------------------
Note Rate At Contribution                    Cutoff Annualized Gross Interest Rate Applicable To The Calculation Of Scheduled
                                             Interest
------------------------------------------------------------------------------------------------------------------------------------
Servicer And Trustee Fee Rate                Cutoff Annualized Fee Paid To The Servicer And Trustee
------------------------------------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 1                      Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine the Net Rate
------------------------------------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 2                      Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine the Net Rate
------------------------------------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 3                      Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine the Net Rate
------------------------------------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 4                      Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine the Net Rate
------------------------------------------------------------------------------------------------------------------------------------
Fee Rate / Strip Rate 5                      Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine the Net Rate
------------------------------------------------------------------------------------------------------------------------------------
Net Rate At Contribution                     Cutoff Annualized Interest Rate Applicable To The Calculation Of Remittance Interest
------------------------------------------------------------------------------------------------------------------------------------
Periodic P&I Payment At Contribution         The Periodic Scheduled Principal & Interest Payment at Contribution
------------------------------------------------------------------------------------------------------------------------------------
# Of Properties at Contribution              The Number Of Properties Underlying The Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------
Property Name                                P7 - If Multiple properties print "Various"
------------------------------------------------------------------------------------------------------------------------------------
Property Address                             P8 - If Multiple properties print "Various"
------------------------------------------------------------------------------------------------------------------------------------
Property City                                P9 - If Multiple properties have the same city then print the city, otherwise print "Various".
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
----------------------------------------------------------------------------------------------------------
                                                       CMSA "LOAN SETUP" FILE
----------------------------------------------------------------------------------------------------------
                                                        (DATA RECORD LAYOUT)
----------------------------------------------------------------------------------------------------------
                                                      CROSS REFERENCED AS "S"
----------------------------------------------------------------------------------------------------------
                    FIELD NAME                            FIELD                                 FORMAT
----------------------------------------------------------------------------------------------------------
                                                          NUMBER         TYPE                  EXAMPLE
----------------------------------------------------------------------------------------------------------
Property State                                             58            AN                     Text

----------------------------------------------------------------------------------------------------------
Property Zip Code                                          59            AN                     Text

----------------------------------------------------------------------------------------------------------
Property County                                            60            AN                     Text

----------------------------------------------------------------------------------------------------------
Property Type Code                                         61            AN                     MF

----------------------------------------------------------------------------------------------------------
Net Square Feet At Contribution                            62         Numeric                  25000
----------------------------------------------------------------------------------------------------------
# Of Units/Beds/Rooms At Contribution                      63         Numeric                    75
----------------------------------------------------------------------------------------------------------
Year Built                                                 64            AN                     YYYY
----------------------------------------------------------------------------------------------------------
NOI At Contribution                                        65         Numeric                100000.00

----------------------------------------------------------------------------------------------------------
DSCR (NOI) At Contribution                                 66         Numeric                   2.11

----------------------------------------------------------------------------------------------------------
Appraisal Value At Contribution                            67         Numeric                1000000.00
----------------------------------------------------------------------------------------------------------
Appraisal Date At Contribution                             68            AN                   YYYYMMDD
----------------------------------------------------------------------------------------------------------
Physical Occupancy At Contribution                         69         Numeric                   0.88

----------------------------------------------------------------------------------------------------------
Revenue At Contribution                                    70         Numeric                100000.00

----------------------------------------------------------------------------------------------------------
Operating Expenses At Contribution                         71         Numeric                100000.00

----------------------------------------------------------------------------------------------------------
Contribution Financials As Of Date                         72            AN                   YYYYMMDD
----------------------------------------------------------------------------------------------------------
Recourse (Y/N)                                             73            AN                      Y
----------------------------------------------------------------------------------------------------------
Ground Lease (Y/S/N)                                       74            AN                      Y


----------------------------------------------------------------------------------------------------------
Cross-Collateralized Loan Grouping                         75            AN                     Text

----------------------------------------------------------------------------------------------------------
Collection Of Escrows (Y/N)                                76            AN                      Y
----------------------------------------------------------------------------------------------------------
Collection Of Other Reserves (Y/N)                         77            AN                      Y

----------------------------------------------------------------------------------------------------------
Lien Position At Contribution                              78         Numeric                    1
----------------------------------------------------------------------------------------------------------
Hyper Amortizing Begin Date                                79            AN                   YYYYMMDD
----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
------------------------------------------------------------------------------------------------------------------------------------
                                               CMSA "LOAN SETUP" FILE
------------------------------------------------------------------------------------------------------------------------------------
                                                (DATA RECORD LAYOUT)
------------------------------------------------------------------------------------------------------------------------------------
                                              CROSS REFERENCED AS "S"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       FIELD NAME                              DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                         P5  - Missing information print "Incomplete"
------------------------------------------------------------------------------------------------------------------------------------
Property State                           P10 - If Multiple properties have the same state then print the state, otherwise print "XX" to represent various. Missing information print "ZZ"
------------------------------------------------------------------------------------------------------------------------------------
Property Zip Code                        P11 - If Multiple properties have the same zip code then print the zip code, otherwise print "Various". Missing information print "Incomplete"
------------------------------------------------------------------------------------------------------------------------------------
Property County                          P12 - If Multiple properties have the same county then print the county, otherwise print "Various". Missing information print "Incomplete"
------------------------------------------------------------------------------------------------------------------------------------
Property Type Code                       P13 - If Multiple properties have the same property type code then print the property code, otherwise print "XX" to represent various.  Missing information print "ZZ"
------------------------------------------------------------------------------------------------------------------------------------
Net Square Feet At Contribution          P16 - For Multiple properties, if all the same Property Type, sum the values, if missing any leave empty
------------------------------------------------------------------------------------------------------------------------------------
# Of Units/Beds/Rooms At Contribution    P17 - For Multiple properties, if all the same Property Type, sum the values, if missing any leave empty
------------------------------------------------------------------------------------------------------------------------------------
Year Built                               P14 - If Multiple properties have the same Year Built then print Year Built else leave empty
------------------------------------------------------------------------------------------------------------------------------------
NOI At Contribution                      P47 - If Multiple properties sum the values, if missing any then populate using
                                         the "DSCR Indicator Legend" rule.   Should match the prospectus if available.
------------------------------------------------------------------------------------------------------------------------------------
DSCR (NOI) At Contribution               P48 - If Multiple properties populate using the "DSCR Indicator Legend" rule. DSCR At
                                         Contribution using NOI.  Should match the prospectus if available.
------------------------------------------------------------------------------------------------------------------------------------
Appraisal Value At Contribution          P49 - If Multiple properties sum the values , if missing any then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Appraisal Date At Contribution           P50 - If Multiple properties and all the same then print the date, if missing any then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Physical Occupancy At Contribution       P51 - If Multiple properties, Use weighted average by using the calculation [Current
                                         Allocated % (Prop) * Occupancy (Oper) ] for each Property, if missing one then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Revenue At Contribution                  P45 - If Multiple properties then sum the value, if missing any then populate using the "DSCR Indicator Legend" rule.  Should match the prospectus if available.
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses At Contribution       P46 - If Multiple properties then sum the value, if missing any then populate
                                         using the "DSCR Indicator Legend" rule.   Should match the prospectus if available.
------------------------------------------------------------------------------------------------------------------------------------
Contribution Financials As Of Date       P44 - If Multiple properties and all the same then print the date, if missing any then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Recourse (Y/N)                           Y=Yes,  N=No
------------------------------------------------------------------------------------------------------------------------------------
Ground Lease (Y/S/N)                     Y=Yes, S=Subordinate, N= No ground lease, P22 - If Multiple properties and any one property is "Y" or "S" print  "Y"
------------------------------------------------------------------------------------------------------------------------------------
Cross-Collateralized Loan Grouping       P6 - All Loans With The Same Value Are Crossed, For example : "X02-1" would be populated in this field for all related loans, "X02-2" would be populated for the next group of related loans.
------------------------------------------------------------------------------------------------------------------------------------
Collection Of Escrows (Y/N)              Y=Yes,  N=No  -  Referring to Taxes and Insurance
------------------------------------------------------------------------------------------------------------------------------------
Collection Of Other Reserves (Y/N)       Y=Yes,  N=No -  Referring to Reserves other than Taxes and Insurance.  If any property has a value > 0 in P23,  this field should be "Y"
------------------------------------------------------------------------------------------------------------------------------------
Lien Position At Contribution            1=First, 2=Second ...
------------------------------------------------------------------------------------------------------------------------------------
Hyper Amortizing Begin Date              Date used to track Anticipated Repayment Date Loans
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
---------------------------------------------------------------------------------------------------------------------
                                                       CMSA "LOAN SETUP" FILE
---------------------------------------------------------------------------------------------------------------------
                                                        (DATA RECORD LAYOUT)
---------------------------------------------------------------------------------------------------------------------
                                                      CROSS REFERENCED AS "S"
---------------------------------------------------------------------------------------------------------------------
                    FIELD NAME                                        FIELD                                 FORMAT
---------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER         TYPE                  EXAMPLE
---------------------------------------------------------------------------------------------------------------------
Defeasance Option Start Date                                           80            AN                   YYYYMMDD
---------------------------------------------------------------------------------------------------------------------
Defeasance Option End Date                                             81            AN                   YYYYMMDD
---------------------------------------------------------------------------------------------------------------------
Last Setup Change Date                                                 82            AN                   YYYYMMDD
---------------------------------------------------------------------------------------------------------------------
NCF At Contribution                                                    83         Numeric                100000.00


---------------------------------------------------------------------------------------------------------------------
DSCR (NCF) At Contribution                                             84         Numeric                   2.11

---------------------------------------------------------------------------------------------------------------------
DSCR Roll up Indicator at Contribution                                 85            AN                     Text

---------------------------------------------------------------------------------------------------------------------
Loan Contributor to Securitization                                     86            AN                     Text
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
------------------------------------------------------------------------------------------------------------------------------------
                                                (DATA RECORD LAYOUT)
------------------------------------------------------------------------------------------------------------------------------------
                                              CROSS REFERENCED AS "S"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    FIELD NAME                     DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Defeasance Option Start Date                 Date loan can start  defeasance
------------------------------------------------------------------------------------------------------------------------------------
Defeasance Option End Date                   Date that defeasance ends
------------------------------------------------------------------------------------------------------------------------------------
Last Setup Change Date                       L83 - Distribution Date that the information was last changed by loan
------------------------------------------------------------------------------------------------------------------------------------
NCF At Contribution                          P76 - If Multiple properties sum the values, if missing any then populate using the "DSCR Indicator Legend" rule.  Net Cash Flow At Contribution.
                                             Should match the prospectus if available.
------------------------------------------------------------------------------------------------------------------------------------
DSCR (NCF) At Contribution                   P77 - If Multiple properties populate using the "DSCR Indicator Legend" rule.
                                             DSCR At Contribution using NCF to calculate.  Should match the prospectus if available.
------------------------------------------------------------------------------------------------------------------------------------
DSCR Roll up Indicator at Contribution       Flag used to explain how the DSCR was calculated when there are multiple properties.  See DSCR Indicator Legend.
------------------------------------------------------------------------------------------------------------------------------------
Loan Contributor to Securitization           Name of party contributing the loan at Securitization
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
--------------------------------------------------------------------------------------
                             CMSA "LOAN SETUP" FILE
--------------------------------------------------------------------------------------
                              (DATA RECORD LAYOUT)
--------------------------------------------------------------------------------------
                             CROSS REFERENCED AS "S"
--------------------------------------------------------------------------------------
                                ROUNDING CODE
-------------------------------------------------------------------------------
                                    LEGEND
-------------------------------------------------------------------------------
             1                       Unrounded
-------------------------------------------------------------------------------
             2                       Nearest Percentage Increment
-------------------------------------------------------------------------------
             3                       Up To Nearest Percentage Increment
-------------------------------------------------------------------------------
             4                       Down To Nearest Percentage Increment
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                             PROPERTY TYPES CODE
-------------------------------------------------------------------------------
                                    LEGEND
-------------------------------------------------------------------------------
                        MF                           Multifamily
-------------------------------------------------------------------------------
                        RT                           Retail
-------------------------------------------------------------------------------
                        HC                           Health Care
-------------------------------------------------------------------------------
                        IN                           Industrial
-------------------------------------------------------------------------------
                        WH                           Warehouse
-------------------------------------------------------------------------------
                        MH                           Mobile Home Park
-------------------------------------------------------------------------------
                        OF                           Office
-------------------------------------------------------------------------------
                        MU                           Mixed Use
-------------------------------------------------------------------------------
                        LO                           Lodging
-------------------------------------------------------------------------------
                        SS                           Self Storage
-------------------------------------------------------------------------------
                        OT                           Other
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
--------------------------------------------------------------------------------------------------------------------------------
                             CMSA "LOAN SETUP" FILE
--------------------------------------------------------------------------------------------------------------------------------
                              (DATA RECORD LAYOUT)
--------------------------------------------------------------------------------------------------------------------------------
                             CROSS REFERENCED AS "S"
--------------------------------------------------------------------------------------------------------------------------------
                                                                     ARM INDEX CODE
--------------------------------------------------------------------------------------------------------------------------------
                                                                         LEGEND
--------------------------------------------------------------------------------------------------------------------------------
                      A                  11 FHLB COFI  (1 Month)
--------------------------------------------------------------------------------------------------------------------------------
                      B                  11 FHLB COFI  (6 Month)
--------------------------------------------------------------------------------------------------------------------------------
                      C                  1 Year CMT Weekly Average Treasury
--------------------------------------------------------------------------------------------------------------------------------
                      D                  3 Year CMT Weekly Average Treasury
--------------------------------------------------------------------------------------------------------------------------------
                      E                  5 Year CMT Weekly Average Treasury
--------------------------------------------------------------------------------------------------------------------------------
                      F                  Wall Street Journal Prime Rate
--------------------------------------------------------------------------------------------------------------------------------
                      G                  1 Month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
                      H                  3 Month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
                      I                  6 Month LIBOR
--------------------------------------------------------------------------------------------------------------------------------
                      J                  National Mortgage Index Rate
--------------------------------------------------------------------------------------------------------------------------------
                                         All Others Use Short Text Description
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      PAYMENT TYPE CODE
--------------------------------------------------------------------------------------------------------------------------------
                                                                             LEGEND
--------------------------------------------------------------------------------------------------------------------------------
                      1                  Fully Amortizing
--------------------------------------------------------------------------------------------------------------------------------
                      2                  Amortizing Balloon
--------------------------------------------------------------------------------------------------------------------------------
                      3                  Interest Only / Balloon
--------------------------------------------------------------------------------------------------------------------------------
                      4                  Interest Only / Amortizing
--------------------------------------------------------------------------------------------------------------------------------
                      5                  Interest Only / Amortizing / Balloon
             -------------------------------------------------------------------------------------------------------------------
                      6                  Principal Only
             -------------------------------------------------------------------------------------------------------------------
                      7                  Hyper-Amortization
             -------------------------------------------------------------------------------------------------------------------
                      9                  Other
             -------------------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------------------
              DSCR INDICATOR
             -------------------------------------------------------------------------------------------------------------------
                  LEGEND
             -------------------------------------------------------------------------------------------------------------------
                      P                  Partial - Not all properties received financials, servicer to leave empty
             -------------------------------------------------------------------------------------------------------------------
                      A                  Average - Not all properties received financials, servicer allocates Debt Service only to properties where financials are received.
             -------------------------------------------------------------------------------------------------------------------
                      F                  Full - All Statements Collected for all properties
             -------------------------------------------------------------------------------------------------------------------
                      W                  Worst Case - Not all properties received financials, servicer allocates 100%
                                         of Debt Service to all properties where financials are received.
             -------------------------------------------------------------------------------------------------------------------
                      N                  None Collected - no financials were received
             -------------------------------------------------------------------------------------------------------------------
                      C                  Consolidated - All properties reported on one "rolled up" financial from the borrower
             -------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT E-3

                  FORM OF COMPARATIVE FINANCIAL STATUS REPORT

                            [See Attached Schedule]

-----------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI____ or NCF______
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        P63    P65
                                                                                                                        or     or
   P4      P9    P10    P52       P21      L8      P57       S72      S69    S70     S83   S84     P60    P66    P61     P80   P81
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       ORIGINAL UNDERWRITING        2ND PRECEDING ANNUAL OPERATING
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 INFORMATION                          INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                          BASE YEAR                              AS OF _______          NORMALIZED
-----------------------------------------------------------------------------------------------------------------------------------
                      Last     Current
                      Property Allocated  Paid  Allocated Financial                              Financial
Property              Inspect  Loan       Thru  Debt      Info as      %   Total      $    (1)   Info as   %   Total      $    (1)
   ID     City  State   Date     Amount   Date   Service   of Date    Occ  Revenue   NCF   DSCR  of Date  Occ  Revenue   NCF   DSCR
-----------------------------------------------------------------------------------------------------------------------------------
                      yyyymmdd                            yyyymmdd                               yyyymmdd
-----------------------------------------------------------------------------------------------------------------------------------
List all properties currently in deal with or without information largest to smallest loan
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
This report should reflect the information provided in the CSSA Property File and Loan Periodic Update File.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total:                         $                $                 ** WA    $        $     WA              WA   $        $     WA

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
----------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI____ or NCF______
----------------------------------------------------------------------------------------------------------
                          P56    P58                                   P70    P72
                          or     or                                    or     or
   P53      P59    P54     P78   P79    P73    P74     P29     P68     P82    P83        (2)
----------------------------------------------------------------------------------------------------------
          PRECEDING  ANNUAL OPERATING                   MOST RECENT FINANCIAL       NET CHANGE
----------------------------------------------------------------------------------------------------------
           INFORMATION                     INFORMATION
----------------------------------------------------------------------------------------------------------
AS OF _______             NORMALIZED           *NORMALIZED OR ACTUAL                PRECEDING & BASIS
----------------------------------------------------------------------------------------------------------

Financial                              FS       FS                                           %
Info as      %   Total      $    (1)   Start   End      %     Total      $    (1)     %   Total     (1)
 of Date    Occ  Revenue   NCF   DSCR  Date    Date    Occ   Revenue    NCF   DSCR   Occ  Revenue   DSCR
----------------------------------------------------------------------------------------------------------
yyyymmdd                               yyyymmddyyyymmdd
----------------------------------------------------------------------------------------------------------
List all properties currently in deal with or without information largest to smallest loan
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
This report should reflect the information provided in the CSSA Property File and Loan Periodic Update
File.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
           WA    $        $     WA           WA             $          $     WA     WA    $        WA

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================


(1) DSCR should match to Operating Statement and is normally calculated using NOI or NCF / Debt Service times the allocated loan percentage.

(2) Net change should compare the latest year to the Base Year.

* As required by Trust Agreements.

** Weighted Averages should be computed and reflected if the data is relevant and applicable.

                                  EXHIBIT E-4


                     FORM OF DELINQUENT LOAN STATUS REPORT



                            [See Attached Schedule]

-----------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI______ or NCF________
-----------------------------------------------------------------------------------------------------------------------------------
    S4          S55         S61     S57    S58   S62      L8      L7         L37          L39          L38                   L25
                                                 OR
                                                 S63



-----------------------------------------------------------------------------------------------------------------------------------
                                                               (a)        (b)          (c)          (d)          (e)=a+b+c+d
-----------------------------------------------------------------------------------------------------------------------------------
   Loan        Short     Property   City  State    Sq   Paid   Scheduled     Total        Other        Total     Total     Current
Prospectus      Name       Type                    Ft   Thru     Loan         P&I        Expense       T & I     Exposure  Monthly
    ID         (When                               or   Date    Balance    Advances     Advance      Advances                P&I
            Appropriate)                          Units                   Outstanding  Outstanding  Outstanding



-----------------------------------------------------------------------------------------------------------------------------------
LOANS IN FORECLOSURE AND NOT REO
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
60 TO 89 DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
30 TO 59 DAYS DELINQUENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CURENT AND AT SPECIAL SERVICER
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FCL = Foreclosure
-----------------------------------------------------------------------------------------------------------------------------------
LTM = Latest 12 Months either Last Normalized Annual, Normalized YTD or Trailing 12 months, if available.
-----------------------------------------------------------------------------------------------------------------------------------
*Workout Strategy should match the CSSA Loan Periodic Update File using abbreviated words in place of a code number such as (FCL - In Foreclosure, MOD - Modification, DPO - Discount Payoff, NS - Note Sale,
-----------------------------------------------------------------------------------------------------------------------------------
BK - Bankruptcy, PP - Payment Plan, TBD - To be determined etc...). It is possible to combine the status codes if the loan is going in more than one direction (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO).
-----------------------------------------------------------------------------------------------------------------------------------
**BPO - Broker opinion
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI______ or NCF________
--------------------------------------------------------------------------------------------------------------------------------
   L10       L11    L58    L54    L56 OR        L74        L75                    L35        L77       L79        L76
                    OR      OR   2L70/L93
                    L73    L68/     OR
                            L9     L97
                            OR
                           L96
--------------------------------------------------------------------------------------------------------------------------------
                                                         (f)    (.90*f) - e
--------------------------------------------------------------------------------------------------------------------------------
 Current  Maturity  LTM    LTM   LTM     Valuation  Appraisal     Loss       Total       Transfer    Date     Workout  Comments
 Interest   Date    NOI/   NOI   DSCR      Date      BPO or     using 90%    Appraisal     Date      Asset   Strategy*
  Rate              NCF    NCF   (NOI/               Internal    Appr. or    Reduction             Expected
                     Date          NCF)                Value**    BPO (f)     Realized               to be
                                                                                                    Resolved
                                                                                                       or
                                                                                                    Foreclosed
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT E-5


                  FORM OF HISTORICAL LOAN MODIFICATION REPORT



                            [See Attached Schedule]

----------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI______ or NCF________
----------------------------------------------------------------------------------------------------------------------------------
       S4            S57        S58         L49                           L48           L7*              L7*            L50*
----------------------------------------------------------------------------------------------------------------------------------
   PROSPECTUS        CITY      STATE        MOD /       EXTENSION      EFFECTIVE      BALANCE          BALANCE AT THE    OLD RATE
       ID                                EXTENSION     PER DOCS OR       DATE        WHEN SENT       EFFECTIVE DATE OF
                                           FLAG         SERVICER                     TO SPECIAL       REHABILITATION
                                                                                      SERVICER


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
----------------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line should not change in the future. Only  new modifications should be added.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total For All Loans:
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
* The information in these columns is from a particular point in time and should not change on this report once assigned.
----------------------------------------------------------------------------------------------------------------------------------
Future modifications done on the same loan are additions to the report.
----------------------------------------------------------------------------------------------------------------------------------
(1) Actual principal loss taken by bonds
----------------------------------------------------------------------------------------------------------------------------------
(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI______ or NCF________
-------------------------------------------------------------------------------------------------------------------------------
             L50*        L25*         L25*         L11*          L11*                        L47
-------------------------------------------------------------------------------------------------------------------------------
   # MTHS    NEW        OLD P&I      NEW P&I        OLD           NEW         TOTAL #     (1) REALIZED     (2) EST.     COMMENT
  FOR RATE   RATE                                 MATURITY      MATURITY     MTHS FOR        LOSS TO        FUTURE
   CHANGE                                                                    CHANGE OF       TRUST $     INTEREST LOSS
                                                                                MOD                       TO TRUST $
                                                                                                             (RATE
                                                                                                          REDUCTION)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line should not change in the future. Only  new modifications should be added.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT E-6


                     FORM OF HISTORICAL LIQUIDATION REPORT

                            [See Attached Schedule]

------------------------------------------------------------------------------------------------------------------------------
                                                                 Operating Information Reflected As NOI______ or NCF________
------------------------------------------------------------------------------------------------------------------------------
     S4            S55          S61       S57     S58                      L75             L29                      L45
------------------------------------------------------------------------------------------------------------------------------
                                                            (c) = b/a      (a)                           (b)        (d)
------------------------------------------------------------------------------------------------------------------------------
 Prospectus    Short Name     Property   City    State         %         Latest      Effective Date  Sales Price  Net Amt
 Loan ID          (When         Type                        Received   Appraisal or  of Liquidation               Received
              Appropriate)                                    From       Brokers                                 from Sale
                                                           Liquidation   Opinion

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
------------------------------------------------------------------------------------------------------------------------------
All information is from the liquidation date and does not need to be updated.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total all Loans:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Current Month Only:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
(h) Servicing Fee Expense includes fees such as Liquidation or Disposition fees charged by the Special Servicer.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                 Operating Information Reflected As NOI______ or NCF________
-------------------------------------------------------------------------------------------------------------------------------
    L7           L37           L39+L38                                             L47
-------------------------------------------------------------------------------------------------------------------------------
    (e)          (f)             (g)                (h)      (i)=d - (f+g+h)       (k)                      (m)
-------------------------------------------------------------------------------------------------------------------------------
 Scheduled    Total P&I      Total T & I      Servicing Fees   Net Proceeds   Realized Loss    Date     Minor Adj to   Date of
  Balance      Advance      Other Expense         Expense                                      Loss        Trust        Minor
             Outstanding       Advance                                                        Passed                     Adj
                             Outstanding                                                       thru                     Passed
                                                                                                                         thru
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
(h) Servicing Fee Expense includes fees such as Liquidation or Disposition fees charged by the Special Servicer.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------



----------------------------

----------------------------

----------------------------
     (n)=k+m        (o)=n/e
----------------------------
 Total Loss with  Loss % of
   Adjustment     Scheduled
                   Balance
----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

----------------------------

                                  EXHIBIT E-7

                        FORM OF NOI ADJUSTMENT WORKSHEET

                            [See Attached Schedule]

-----------------------------------------------------------------------------------------------------------------------------------
              COMMERCIAL NOI ADJUSTMENT WORKSHEET (inclds. Retail/Office/Ind/Whs/Mixed use/Self Storage)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        AS OF MM/DD/YY
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY OVERVIEW
-----------------------------------------------------------------------------------------------------------------------------------
      PROSPECTUS ID
-----------------------------------------------------------------------------------------------------------------------------------
      Current Scheduled Balance/Paid to Date                                                Current Allocated Loan Loan Amount %
-----------------------------------------------------------------------------------------------------------------------------------
      Property Name
-----------------------------------------------------------------------------------------------------------------------------------
      Property Type
-----------------------------------------------------------------------------------------------------------------------------------
      Property Address, City, State
-----------------------------------------------------------------------------------------------------------------------------------
      Net Rentable SF/Units/Pads,Beds                                         Use second box to specify sqft.,units...
-----------------------------------------------------------------------------------------------------------------------------------
      Year Built/Year Renovated
-----------------------------------------------------------------------------------------------------------------------------------
      Cap Ex Reserve (annually)/per Unit.etc. (1)                             specify annual/per unit...
-----------------------------------------------------------------------------------------------------------------------------------
      Year of Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Occupancy Rate (physical)
-----------------------------------------------------------------------------------------------------------------------------------
      Occupancy Date
-----------------------------------------------------------------------------------------------------------------------------------
      Average Rental Rate
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      (1)Total $ amount of Capital Reserves required annually by loan documents, excl. Leasing Commission and TI's
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME:                                      YYYY                                                               NOTES
-----------------------------------------------------------------------------------------------------------------------------------
                                           BORROWER                    ADJUSTMENT             NORMALIZED
-----------------------------------------------------------------------------------------------------------------------------------
      Statement Classification              ACTUAL
-----------------------------------------------------------------------------------------------------------------------------------
      Gross Potential Rent (2)
-----------------------------------------------------------------------------------------------------------------------------------
         Less: Vacancy/collection loss
-----------------------------------------------------------------------------------------------------------------------------------
                      OR
-----------------------------------------------------------------------------------------------------------------------------------
      Base Rent (2)
-----------------------------------------------------------------------------------------------------------------------------------
      Expense Reimbursement
-----------------------------------------------------------------------------------------------------------------------------------
      Percentage Rent
-----------------------------------------------------------------------------------------------------------------------------------
      Other Income/Parking Income
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  EFFECTIVE GROSS INCOME
-----------------------------------------------------------------------------------------------------------------------------------
          (2)Use either gross potential (with Vacancy/Collection Loss) or Base Rents; use negative $amt for Vacancy/Collection Loss
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES:
-----------------------------------------------------------------------------------------------------------------------------------
      Real Estate Taxes
-----------------------------------------------------------------------------------------------------------------------------------
      Property Insurance
-----------------------------------------------------------------------------------------------------------------------------------
      Utilities
-----------------------------------------------------------------------------------------------------------------------------------
      Repairs and Maintenance
-----------------------------------------------------------------------------------------------------------------------------------
      Janitorial
-----------------------------------------------------------------------------------------------------------------------------------
      Management Fees
-----------------------------------------------------------------------------------------------------------------------------------
      Payroll & Benefits Expense
-----------------------------------------------------------------------------------------------------------------------------------
      Advertising & Marketing
-----------------------------------------------------------------------------------------------------------------------------------
      Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
      General and Administrative
-----------------------------------------------------------------------------------------------------------------------------------
      Other Expenses                                                                        For self-storage include franchise fees
-----------------------------------------------------------------------------------------------------------------------------------
      Ground Rent
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSE RATIO
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET OPERATING INCOME
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      Leasing Commissions (3)
-----------------------------------------------------------------------------------------------------------------------------------
      Tenant Improvements (3)
-----------------------------------------------------------------------------------------------------------------------------------
      Capital Expenditures
-----------------------------------------------------------------------------------------------------------------------------------
      Expenditures Capital Extraordinary
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL CAPITAL ITEMS
-----------------------------------------------------------------------------------------------------------------------------------
                      (3) Actual current yr, but normalize for annual if possible via contractual, U/W or other data
-----------------------------------------------------------------------------------------------------------------------------------
  NET CASH FLOW
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  DEBT SERVICE (PER SERVICER)
-----------------------------------------------------------------------------------------------------------------------------------
  NET CASH FLOW AFTER DEBT SERVICE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  DSCR: (NOI/DEBT SERVICE)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  DSCR: (NCF/DEBT SERVICE)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  SOURCE OF FINANCIAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
                                    (i.e.. operating statements, financial statements, tax return, other)
-----------------------------------------------------------------------------------------------------------------------------------
NOTES AND  ASSUMPTIONS: This report should be completed annually for "Normalization" of Borrower's numbers.  Methodology used is per
-----------------------------------------------------------------------------------------------------------------------------------
MBA/CSSA Standard Methodology unless of Borrower's numbers.  Methodology used is per MBA/CSSA Standard Methodology unless otherwise
-----------------------------------------------------------------------------------------------------------------------------------
noted. The "Normalized" column and corresponding comments should roll through to the Operating statement Analysis Report
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME COMMENTS:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EXPENSE COMMENTS:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL ITEMS COMMENTS:
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT E-8

                   FORM OF OPERATING STATEMENT ANALYSIS REPORT

                             [See Attached Schedule]

-----------------------------------------------------------------------------------------------------------------------------------
                       COMMERCIAL OPERATING STATEMENT ANALYSIS REPORT (inclds. Retail/Office/Ind/Whs/Mixed use)
-----------------------------------------------------------------------------------------------------------------------------------
                                                            AS OF MM/DD/YY
-----------------------------------------------------------------------------------------------------------------------------------
 PROPERTY OVERVIEW
-----------------------------------------------------------------------------------------------------------------------------------
      PROSPECTUS ID
-----------------------------------------------------------------------------------------------------------------------------------
      Current Scheduled Loan Balance/Paid to Date                           Current Allocated Loan Amount %
-----------------------------------------------------------------------------------------------------------------------------------
      Property Name
-----------------------------------------------------------------------------------------------------------------------------------
      Property Type
-----------------------------------------------------------------------------------------------------------------------------------
      Property Address, City, State
-----------------------------------------------------------------------------------------------------------------------------------
      Net Rentable SF/Units/Pads,Beds                          Use second box to specify sqft.,units...
-----------------------------------------------------------------------------------------------------------------------------------
      Year Built/Year Renovated
-----------------------------------------------------------------------------------------------------------------------------------
      Cap Ex Reserve (annually)/per Unit.etc. (1)              specify annual/per unit...
-----------------------------------------------------------------------------------------------------------------------------------
      Year of Operations            UNDERWRITING   MM/DD/YY      MM/DD/YY      MM/DD/YY             MM/DD/YY
-----------------------------------------------------------------------------------------------------------------------------------
      Occupancy Rate (physical)
-----------------------------------------------------------------------------------------------------------------------------------
      Occupancy Date
-----------------------------------------------------------------------------------------------------------------------------------
      Average Rental Rate
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                  (1) Total $ amount of Capital Reserves required annually by loan documents, excl. Leasing Commission and TI's
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  INCOME:
-----------------------------------------------------------------------------------------------------------------------------------
      Number of Mos. Covered                                                                            (prcdng yr   (prcdng yr to
                                                                                                         to base)       2nd prcdng)
-----------------------------------------------------------------------------------------------------------------------------------
      Period Ended                  UNDERWRITING      3RD          2ND       PRECEDING YR.  TTM/YTD      YYYY-U/W        YYYY-YYYY
                                                   PRECEDING    PRECEDING                      (2)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              (fm NOI Adj   AS OF
      Statement Classification(yr)    BASE LINE                                 Sheet)        / /98      VARIANCE        VARIANCE
-----------------------------------------------------------------------------------------------------------------------------------
      Gross Potential Rent (3)
-----------------------------------------------------------------------------------------------------------------------------------
         Less: Vacancy/collection loss
-----------------------------------------------------------------------------------------------------------------------------------
                OR
-----------------------------------------------------------------------------------------------------------------------------------
      Base Rent (3)
-----------------------------------------------------------------------------------------------------------------------------------
      Expense Reimbursement
-----------------------------------------------------------------------------------------------------------------------------------
      Percentage Rent
-----------------------------------------------------------------------------------------------------------------------------------
      Other Income/Parking Income
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  *EFFECTIVE GROSS INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                    (2) Servicer will not be expected to "Normalize" these YTD/TTM numbers.
-----------------------------------------------------------------------------------------------------------------------------------
        (3) Use either Gross Potential (with Vacancy/Collection Loss) or Base Rents; use negative $amt for Vacancy/Collection Loss
-----------------------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES:
-----------------------------------------------------------------------------------------------------------------------------------
      Real Estate Taxes
-----------------------------------------------------------------------------------------------------------------------------------
      Property Insurance
-----------------------------------------------------------------------------------------------------------------------------------
      Utilities
-----------------------------------------------------------------------------------------------------------------------------------
      Repairs and Maintenance
-----------------------------------------------------------------------------------------------------------------------------------
      Janitorial
-----------------------------------------------------------------------------------------------------------------------------------
      Management Fees
-----------------------------------------------------------------------------------------------------------------------------------
      Payroll & Benefits
-----------------------------------------------------------------------------------------------------------------------------------
      Advertising & Marketing
-----------------------------------------------------------------------------------------------------------------------------------
      Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
      General and Administrative
-----------------------------------------------------------------------------------------------------------------------------------
      Other Expenses
-----------------------------------------------------------------------------------------------------------------------------------
      Ground Rent
-----------------------------------------------------------------------------------------------------------------------------------
 *TOTAL OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSE RATIO
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 *NET OPERATING INCOME
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      Leasing Commissions
-----------------------------------------------------------------------------------------------------------------------------------
      Tenant Improvements
-----------------------------------------------------------------------------------------------------------------------------------
      Capital Expenditures
-----------------------------------------------------------------------------------------------------------------------------------
      Extraordinary Capital Expenditures
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CAPITAL ITEMS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 *NET CASH FLOW
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   DEBT SERVICE (PER SERVICER)
-----------------------------------------------------------------------------------------------------------------------------------
 *NET CASH FLOW AFTER DEBT SERVICE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 *DSCR: (NOI/DEBT SERVICE)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 *DSCR: (NCF/DEBT SERVICE)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   SOURCE OF FINANCIAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
                                    (ie. operating statements, financial statements, tax return, other)
-----------------------------------------------------------------------------------------------------------------------------------
NOTES AND  ASSUMPTIONS: Years above will roll, always showing a 3yr sequential history.  Comments from the most recent NOI Adjustment
Worksheet
-----------------------------------------------------------------------------------------------------------------------------------
should be carried forward to Operating Statement Analysis Report.
-----------------------------------------------------------------------------------------------------------------------------------
Year-over-year variances (either higher or lower) must be explained and noted for the following: 10% DSCR CHANGE, 15% EGI/TOTAL OPERATING EXPENSES OR TOTAL CAPITAL ITEMS.
-----------------------------------------------------------------------------------------------------------------------------------
INCOME COMMENTS:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EXPENSE COMMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL ITEMS COMMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
* Used in the CSSA Comparative Financial Status Report/CSSA Property File/CSSA Loan Periodic
Loan File. Note that information for multiple property
-----------------------------------------------------------------------------------------------------------------------------------
 loans must be consolidated (if available) for reporting to the CSSA Loan Periodic file.
-----------------------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT E-9


                            FORM OF REO STATUS REPORT

                             [See Attached Schedule]

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Operating Information Reflected As NOI______ or NCF________
-----------------------------------------------------------------------------------------------------------------------------------
      P4               P7             P13        P9     P10      P16       L8        P21             L37              L39
                                                                  OR
                                                                 P17
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 (a)          (b)               (c)
-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY     SHORT NAME (WHEN    PROPERTY    CITY   STATE   SQ FT    PAID      ALLOCATED         TOTAL        OTHER EXPENSE
     ID          APPROPRIATE)        TYPE                        OR     THRU     LOAN AMOUNT         P&I           ADVANCE
                                                               UNITS    DATE                       ADVANCE       OUTSTANDING
                                                                                                 OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
REO' s data reflected at the property level for relationships with more than one (1) property should use the Allocated Loan Amount, and prorate all advances and expenses or other loan level data as appropriate.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int -
Internal Value.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                         Operating Information Reflected As NOI______ or NCF________
-----------------------------------------------------------------------------------------------------------------------------
     L38                           L25         L11           P53          P58 OR          P24                         P25
                                                             OR         P72/P79 OR
(d)                                                          P74           P83
-----------------------------------------------------------------------------------------------------------------------------
                (e)=a+b+c+d                                          (f)                                        (g)
-----------------------------------------------------------------------------------------------------------------------------
    TOTAL            TOTAL       CURRENT     MATURITY        LTM           LTM         VALUATION     APPRAISAL     APPRAISAL
    T & I           EXPOSURE   MONTHLY P&I     DATE        NOI/NCF      DSCR (NOI/       DATE        BPO OR          BPO OR
   ADVANCE                                                  DATE           NCF)                     INTERNAL        INTERNAL
 OUTSTANDING                                                                                      VALUE SOURCE (1)   VALUE
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REO' s data reflected at the property level for relationships with more than one (1) property should use the Allocated Loan
Amount, and prorate all advances and expenses or other loan level data as appropriate.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int -
Internal Value.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            L35             L77           P28             P26


-----------------------------------------------------------------------------------------------------------------------------
 (h)=(.90*g) - e
-----------------------------------------------------------------------------------------------------------------------------
   LOSS USING 90%     TOTAL APPRAISAL    TRANSFER         REO         DATE ASSET         COMMENTS
  APPR. OR BPO (f)   REDUCTION REALIZED    DATE       ACQUISITION   EXPECTED TO BE
                                                         DATE         RESOLVED
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REO' s data reflected at the property level for relationships with more than one (1) property should use the Allocated Loan
Amount, and prorate all advances and expenses or other loan level data as appropriate.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int -
Internal Value.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT E-10


                           FORM OF SERVICER WATCH LIST



                             [See Attached Schedule]

-----------------------------------------------------------------------------------------------------------------------------------
                Operating Information Reflected As NOI______ or NCF________
-----------------------------------------------------------------------------------------------------------------------------------
      S4              S55              S61           S57      S58         L7          L8        L11        L56/L93      L70/L97
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  PROSPECTUS       SHORT NAME        PROPERTY       CITY     STATE     SCHEDULED     PAID     MATURITY    PRECEDING       MOST
    LOAN ID         (WHEN              TYPE                           LOAN BALANCE   THRU       DATE      FISCAL YR      RECENT
                  APPROPRIATE)                                                       DATE               DSCR NOI/NCF DSCR NOI/NCF
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
List all loans on watch list in descending balance order.
-----------------------------------------------------------------------------------------------------------------------------------
Comment section should include reason and other pertinent information.
-----------------------------------------------------------------------------------------------------------------------------------
Should not include loans that are specially serviced.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                               $
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------
                  COMMENT/
             ACTION TO BE TAKEN
----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

                                  EXHIBIT E-11

                                FORM OF BOND FILE

CMSA
BOND LEVEL FILE LAYOUT
BOND LEVEL ONLY - REFLECTS DISTRIBUTION STATEMENTS
VERSION 1.0 (12/31/98)

--------------------------------------------------       ----------------------------  --------------------------------------------
                                                                           FORMAT
                   FIELD NAME                             #     TYPE      EXAMPLE                 DESCRIPTION/COMMENTS
--------------------------------------------------       ----------------------------  --------------------------------------------

--------------------------------------------------       ----------------------------  --------------------------------------------
Character Set                                                ASCII
Field Delineation                                            Comma
--------------------------------------------------       ----------------------------  --------------------------------------------

--------------------------------------------------       ----------------------------  --------------------------------------------
Transaction Id                                             1     AN         XXX97001   Unique Issue Identification Mnemonic
                                                                                       (Consistent With CSSA Periodic Loan File)
Distribution Date                                          2     AN         YYYYMMDD   Date Payments  Made To Certificateholders
Record Date                                                3     AN         YYYYMMDD   Date Class Must Be Held As Of To Be
                                                                                       Considered Holder Of Record
Class Name/Class Id                                        4     AN              A-1   Unique Class Identification Mnemonic
Cusip                                                      5     AN        999999AA1   Cusip # (Null If No Cusip Exists)
Original Balance                                           6  Numeric     1000000.00   The Class Balance At Inception Of The Issue
Notional Flag                                              7     AN                Y   "Y" For Notional
Beginning Balance                                          8  Numeric      100000.00   The Outstanding Principal Balance Of The
                                                                                       Class At The Beginning Of The Current
                                                                                       Period
Scheduled Principal                                        9  Numeric        1000.00   The Scheduled Principal Paid
Unscheduled Principal                                     10  Numeric        1000.00   The Unscheduled Principal Paid
Total Principal Distribution                              11  Numeric        1000.00   Total Principal Payment Made
Deferred Interest                                         12  Numeric        1000.00   Any Interest Added To The Class Balance
                                                                                       Including Negative Amortization
Realized Loss (Gain)                                      13  Numeric        1000.00   The Total Realized Loss of (Gain) Allocated
Cumulative Realized Losses                                14  Numeric      100000.00   Realized Losses Allocated
                                                                                       Cumulative-To-Date.
Ending Balance                                            15  Numeric        1000.00   Outstanding Principal Balance Of The Class
                                                                                       At The End Of The Current Period
Current Index Rate                                        16  Numeric          0.055   The Current Index Rate Applicable To The
                                                                                       Calculation Of Current Period Remittance
                                                                                       Interest Rate
Current Remittance Rate / Pass-Through Rate               17  Numeric          0.075   Annualized Interest Rate Applicable To The
                                                                                       Calculation Of Current Period Remittance
                                                                                       Interest
Accrual Method                                            18  Numeric              1   1=30/360, 2=Actual/365,
                                                                                       3=Actual/360,4=Actual/Actual, 5=Actual/366
Current Accrual Days                                      19  Numeric             30   The Number Of Accrual Days Applicable To
                                                                                       The Calculation Of Current Period
                                                                                       Remittance Interest
Interest Accrued                                          20  Numeric        1000.00   The Amount Of Accrued Interest
Prepayment Penalty/Premium Allocation                     21  Numeric        1000.00   Total Amount Of Prepayment Penalties
                                                                                       Allocated
Yield Maintenance Allocation                              22  Numeric        1000.00   Total Amount Of Yield Maintenance
                                                                                       Penalties Allocated
Other Interest Distribution                               23  Numeric        1000.00   Other Specific Additions To Interest
Prepayment Interest Shortfall                             24  Numeric        1000.00   Total Interest Adjustments For PPIS
Appraisal Reduction Allocation                            25  Numeric        1000.00   Total Current Appraisal Reduction Allocated
Other Interest Shortfall                                  26  Numeric        1000.00   Total Interest Adjustments Other Than PPIS
Total Interest Distribution                               27  Numeric        1000.00   The Total Interest Payment Made
Cumulative Appraisal Reduction                            28  Numeric        1000.00   Total Cumulative Appraisal Reduction
                                                                                       Allocated
Cummualtive Prepayment Penalty/Premium Allocation         29  Numeric        1000.00   Total Amount Of Prepayment Penalties
                                                                                       Allocated To Date
CummualtiveYield Maintenance Allocation                   30  Numeric        1000.00   Total Amount Of Yield Maintenance
                                                                                       Penalties Allocated To Date
Beginning Unpaid Interest Balance                         31  Numeric        1000.00   Outstanding Interest Shortfall At The
                                                                                       Beginning Of The Current Period
Ending Unpaid Interest Balance                            32  Numeric        1000.00   Outstanding Interest Shortfall At The End
                                                                                       Of The Current Period
DCR - Original Rating                                     33     AN              AAA   The Original Rating Of The Class By Duff &
                                                                                       Phelps
DCR - Most Recent Rating                                  34     AN              AAA   The Most Recent Rating Of The Class By
                                                                                       Duff & Phelps
DCR - Date Transmitted from Rating Agency                 35     AN         YYYYMMDD   The Date On Which The Most Recent Rating
                                                                                       Was Provided To The Trustee By Duff &
                                                                                       Phelps
Fitch - Orignal Rating                                    36     AN              AAA   The Original Rating Of The Class By Fitch
Fitch - Most Recent Rating                                37     AN              AAA   The Most Recent Rating Of The Class By
                                                                                       Fitch
Fitch - Date Transmitted from Rating Agency               38     AN         YYYYMMDD   The Date On Which The Most Recent Rating
                                                                                       Was Provided To The Trustee By Fitch
Moody's - Original Rating                                 39     AN              AAA   The Original Rating Of The Class By Moody's
Moody's - Most Recent Rating                              40     AN              AAA   The Most Recent Rating Of The Class By
                                                                                       Moody's
Moody's - Date Transmitted from Rating Agency             41     AN         YYYYMMDD   The Date On Which The Most Recent Rating
                                                                                       Was Provided To The Trustee By Moody's
Standard & Poors - Original Rating                        42     AN              AAA   The Original Rating Of The Class By
                                                                                       Standard & Poors
Standard & Poors - Most Recent Rating                     43     AN              AAA   The Most Recent Rating Of The Class By
                                                                                       Standard & Poors
Standard & Poors - Date Transmitted from Rating           44     AN         YYYYMMDD   The Date On Which The Most Recent Rating
Agency                                                                                 Was Provided To The Trustee By Standard &
                                                                                       Poors
--------------------------------------------------       ----------------------------  --------------------------------------------

                     040298                       Date the interest accrual period began
                     050198                       Date the interest accrual period ended
                     043098                       Date security had to held on to be
                                                  due this payment

                                  EXHIBIT E-12

                         FORM OF COLLATERAL SUMMARY FILE

CMSA
COLLATERAL SUMMARY FILE LAYOUT
COLLATERAL LEVEL SUMMARY - SUMMARIZES
CSSA 100.1 PERIODIC FILE
VERSION 1.0 (12/31/98)

                                           PERIODIC FIELD               FORMAT
           FIELD NAME                        REFERENCE#   #    TYPE     EXAMPLE               DESCRIPTION/COMMENTS

Character Set                                                 ASCII
Field Delineation                                             Comma

Transaction Id                                            1     AN     XXX97001     Unique Issue Identification Mnemonic
Group Id                                                  2     AN     XXX97001     Unique Identification Number Assigned To
                                                                                    Each Loan Group Within An Issue
Distribution Date                                         3     AN     YYYYMMDD     Date Payments  Made To
                                                                                    Certificateholders
Original Loan Count                                       4  Numeric      100       Number of loans at time of securitization
Ending current period loan count                          5  Numeric      99        Number of loans at end of current period
Ending current period                             7       6  Numeric  1000000.00    Aggregate scheduled balance of loans at
collateral balance                                                                  end of current period
1 month Delinquent - number                               7  Numeric       1        Number of loans one month delinquent
1 month Delinquent - scheduled                            8  Numeric    1000.00     Scheduled principal balance of loans one
balance                                                                             month delinquent
2 months Delinquent - number                              9  Numeric       1        Number of loans two months delinquent
2 months Delinquent - scheduled                           10 Numeric    1000.00     Scheduled principal balance of loans two
balance                                                                             months delinquent
3 months Delinquent - number                              11 Numeric       1        Number of loans three months delinquent
3 months Delinquent - scheduled                           12 Numeric    1000.00     Scheduled principal balance of loans
balance                                                                             three months delinquent
Foreclosure - number                                      13 Numeric       1        Number of loans in foreclosure -
                                                                                    overrides loans in delinquency
Foreclosure - scheduled balance                           14 Numeric    1000.00     Scheduled principal balance of loans in
                                                                                    foreclosure - overrides loans in
                                                                                    delinquency
REO - number                                              15 Numeric       1        Number of REOs - overrides loans in
                                                                                    delinquency or foreclosure
REO - scheduled balance                                   16 Numeric    1000.00     Book value of REOs - overrrides loans in
                                                                                    delinquency or foreclosure
Specially serviced - number                               17 Numeric       1        Number of specially serviced loans -
                                                                                    includes loans in delinquency,
                                                                                    foreclosure, REO
Specially serviced - scheduled                            18 Numeric    1000.00     Scheduled principal of Specially
balance                                                                             Serviced loans
In Bankruptcy - number                                    19 Numeric       1        Number of loans in bankruptcy - included
                                                                                    in delinquency aging category
In Bankruptcy - scheduled                                 20 Numeric    1000.00     Scheduled principal balance of loans in
balance                                                                             bankruptcy - included in delinquency
                                                                                    aging category
Prepaid loans - number                                    21 Numeric       1        Number of prepayments in full for the
                                                                                    current period
Prepaid loans - principal                                 22 Numeric    1000.00     Principal balance of loans prepaid in
                                                                                    full for the current period.
Total unscheduled principal                     27+28     23 Numeric    1000.00     Includes prepayments in full, partial
                                                                                    pre-payments, curtailments in the
                                                                                    current period
Total Penalty for the period                              24 Numeric    1000.00     The aggregate prepayment or yield
                                                                                    maintenance penalties on the loans for
                                                                                    the period.
Current realized losses (gains)                  47       25 Numeric    1000.00     Realized losses (gain) in the current
                                                                                    period
Cumulative realized losses                                26 Numeric    1000.00     Cumulative realized losses
Appraisal Reduction Amount                       33       27 Numeric    1000.00     Total Current Appraisal Reduction
                                                                                    Allocated
Cumulative Appraisal Reduction                   35       28 Numeric    1000.00     Total Cumulative Appraisal Reduction
                                                                                    Allocated
Total P&I Advance Outstanding                    37       29 Numeric    1000.00     Outstanding P&I Advances At The End Of
                                                                                    The Current Period
Total T&I Advance Outstanding                    38       30 Numeric    1000.00     Outstanding Taxes & Insurance Advances
                                                                                    At The End Of The Current Period
Other Expense Advance                            39       31 Numeric    1000.00     Other Outstanding Advances At The End Of
Outstanding                                                                         The Current Period
Reserve Balances                                          32 Numeric    1000.00     Balance of cash or equivalent reserve
                                                                                    accounts pledged as credit enhancement
LOC Balances                                              33 Numeric    1000.00     Balance of letter of credit reserve
                                                                                    accounts pledged as credit enhancement
Amortization WAM                                          34 Numeric      333       Weighted average maturity based on
                                                                                    amortization term
Maturity WAM                                              35 Numeric      333       Weighted average maturity based on term
                                                                                    to maturity
Calculated WAC                                            36 Numeric     0.105      Weighted average coupon used to
                                                                                    calculate gross interest

             040298              Date the
                                 interest
                                 accrual
                                 period
                                 began
             050198              Date the
                                 interest
                                 accrual
                                 period
                                 ended
             043098              Date
                                 security
                                 had to
                                 held on to
                                 be due
                                 this
                                 payment

                                  EXHIBIT E-13


                             FORM OF FINANCIAL FILE



                             [See Attached Schedule]

---------------------------------------------------------------------------------------------------------------------
       ATTACHMENT A:
---------------------------------------------------------------------------------------------------------------------
                CMSA FINANCIAL FILE - CATEGORY CODE MATRIX
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                 PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------------
                CODE/                                                         MULTI-       HEALTH
---------------------------------------------------------------------------------------------------------------------
              SORT ORDER              DESCRIPTION             COMMERCIAL      FAMILY        CARE         LODGING
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  INCOME
           ----------------------------------------------------------------------------------------------------------
           010GROSRNT       Gross Potential Rent                  X              X            X
           ----------------------------------------------------------------------------------------------------------
           020VACANCY       Less: Vacancy/Collection Loss         X              X            X
           ----------------------------------------------------------------------------------------------------------
           030BASERNT       Base Rent                             X              X
           ----------------------------------------------------------------------------------------------------------
           040EXPREMB       Expense Reimbursement                 X
           ----------------------------------------------------------------------------------------------------------
           050PCTRENT       Percentage Rent                       X
           ----------------------------------------------------------------------------------------------------------
           060ROOMREV       Room Revenue                                                                    X
           ----------------------------------------------------------------------------------------------------------
           070FOODBEV       Food & Beverage Revenues                                                        X
           ----------------------------------------------------------------------------------------------------------
           080PHONE         Telephone Revenue                                                               X
           ----------------------------------------------------------------------------------------------------------
           090OTHDREV       Other Departmental Revenue                                                      X
           ----------------------------------------------------------------------------------------------------------
           100PVTPAY        Private Pay                                                       X
           ----------------------------------------------------------------------------------------------------------
           110MEDCARE       Medicare/Medicaid                                                 X
           ----------------------------------------------------------------------------------------------------------
           120NURSING       Nursing/Medical Income                                            X
           ----------------------------------------------------------------------------------------------------------
           130MEALS         Meals Income                                                      X
           ----------------------------------------------------------------------------------------------------------
           140LAUNDRY       Laundry/Vending Income                               X
           ----------------------------------------------------------------------------------------------------------
           150PARKING       Parking Income                        X              X
           ----------------------------------------------------------------------------------------------------------
           160OTHERIN       Other Income                          X              X            X             X
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EXPENSES   270ROOMS         Room (Department)                                                               X
           ----------------------------------------------------------------------------------------------------------
           280FOODBEV       Food & Beverage (Departmental)                                                  X
           ----------------------------------------------------------------------------------------------------------
           290PHONE         Telephone Expenses (Departmental)                                               X
           ----------------------------------------------------------------------------------------------------------
           300OTHDEPT       Other Dept. Expenses                                                            X
           ----------------------------------------------------------------------------------------------------------
           310RETAXES       Real Estate Taxes                     X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           320PROPINS       Property Insurance                    X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           330UTILITI       Utilities                             X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           340REPAIRS       Repairs and Maintenance               X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           350JANITOR       Janitorial                            X
           ----------------------------------------------------------------------------------------------------------
           360FRANCHI       Franchise Fee                                                                   X
           ----------------------------------------------------------------------------------------------------------
           370MANAGEM       Management Fees                       X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           380PAYROLL       Payroll & Benefits                    X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           390MARKETI       Advertising & Marketing               X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           400PROFESS       Professional Fees                     X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           410GENERAL       General and Administrative            X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           420ROOMS         Room Expense - Housekeeping                                       X
           ----------------------------------------------------------------------------------------------------------
           430MEALS         Meal expense                                                      X
           ----------------------------------------------------------------------------------------------------------
           440OTHEREX       Other Expenses                        X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           450GROUNDR       Ground Rent                           X              X            X             X
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RESRV &    490LEASING       Leasing Commissions                   X
CAPEX
           ----------------------------------------------------------------------------------------------------------
           500TENANTI       Tenant Improvements                   X
           ----------------------------------------------------------------------------------------------------------
           510CAPEX         Capital Expenditures                  X              X            X             X
           ----------------------------------------------------------------------------------------------------------
           520EXCAPEX       Extraordinary Capital                 X              X            X             X
                            Expenditures
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
              DATA TYPES
---------------------------------------------------------------------------------------------------------------------
                 YTD        Current Year - Year to Date
---------------------------------------------------------------------------------------------------------------------
                  AN        Annual (prior 12 months' data...fiscal year - audited)
---------------------------------------------------------------------------------------------------------------------
                  TR        Trailing 12 months' data
---------------------------------------------------------------------------------------------------------------------
                  UB        Underwriting Base Line
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                           STATEMENT TYPES
---------------------------------------------------------------------------------------------------------------------
                 BOR        Borrower's Statement (as submitted)
---------------------------------------------------------------------------------------------------------------------
                 ADJ        Adjustments to Borrower's Statement
---------------------------------------------------------------------------------------------------------------------
                 NOR        Normalized Statement (to CMSA format)
---------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT F-1A


                        FORM I OF TRANSFEROR CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES

                                     [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001

             Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class ______ Certificates [having an initial aggregate Certificate Principal Balance as of June __, 2000 (the "Closing Date") of $__________]
                   [evidencing a ____% Percentage Interest in the related
                   Class]


Dear Sirs:

             This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

             1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

             2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred

Certificates under the Securities Act of 1933, as amended (the
"Securities Act"), or would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

             3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of another person that is itself a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter has relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

    ___ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

    ___ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

    ___ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

    ___ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies", as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

    ___      (e) Other. (Please specify brief description of method) __________

             4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

         (a) the following instruments and interests shall be excluded: securities of issuers that are affiliated with such entity; securities that are part of an unsold allotment to or subscription by such entity, if such entity is a dealer; securities of issuers that are part of such entity's "family of investment companies", if such entity is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

         (b) the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market; and

         (c) securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

             5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

             6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement, and (e) all related matters, that the Transferee has requested.

                                           Very truly yours,

                                           (Transferor)



                                            By:
                                               ------------------------
                                               Name:
                                               Title:

                                  EXHIBIT F-1B


                        FORM II OF TRANSFEROR CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES

                                     [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001

             Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class ______ Certificates [having an initial aggregate Certificate Principal Balance as of June __, 2000 (the "Closing Date") of $__________]
                   [evidencing a ____% Percentage Interest in the related
                   Class]


Dear Sirs:

             This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the captioned Certificates, (the "Transferred Certificates"), pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

             1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

             2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred

Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

                                    Very truly yours,



                                    (Transferor)

                                    By:
                                        ------------------------
                                        Name:
                                        Title:

                                  EXHIBIT F-2A


                        FORM I OF TRANSFEREE CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES

                                     [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Street
New York, New York  10001


             Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class ______ Certificates [having an initial aggregate Certificate Principal Balance as of June __, 2000 (the "Closing Date") of $__________]
                    [evidencing a ____% Percentage Interest in the related
                    Class]


Dear Sirs:

             This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

             1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer and to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
(b) pursuant to another exemption from registration under the Securities Act.

             2. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) the nature, performance
and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, and (e) all related matters, that it has requested.

             3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                           Very truly yours,



                                           (Transferee)

                                           By:
                                              -----------------------
                                              Name:
                                              Title:

                            Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.



                                           (Nominee)

                                           By:
                                               -----------------------
                                               Name:
                                               Title:

                                                        ANNEX 1 TO EXHIBIT F-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

             The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and The Chase Manhattan Bank as Certificate Registrar, with respect to the mortgage pass-through certificates being transferred (the "Transferred Certificates") as described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

             1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

             2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Transferee [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

    ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

    ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan

----------------
(1) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

             association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

    ___      Broker-dealer. The Transferee is a dealer registered pursuant to
             Section 15 of the Securities Exchange Act of 1934, as amended.

    ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

    ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

    ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

    ___ QIB Subsidiary. All of the Transferee's equity owners are "qualified institutional buyers" within the meaning of Rule 144A.

    ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
             (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

             3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such

Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

             5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

      ___   ___ Will the Transferee be purchasing the Transferred Certificates
      Yes   No  only for the Transferee's own account?

             6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

             7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

             8. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.



                                        ------------------------------
                                         Print Name of Transferee


                                        By:
                                            --------------------------
                                            Name:
                                            Title:
                                            Date:

                                                        ANNEX 2 TO EXHIBIT F-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

             The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and The Chase Manhattan Bank, as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

             1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

             2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

    ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

    ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

             3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

             4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment

Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

             5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

    ___ ___ Will the Transferee be purchasing the Transferred Certificates Yes No only for the Transferee's own account?

             6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

             7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

             8. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.



                                Print Name of Transferee or Adviser


                                By:
                                   ------------------------
                                   Name:
                                   Title:


                                IF AN ADVISER:



                                Print Name of Transferee
                                                         -------------
                                Date:
                                      --------------------------------

                                 EXHIBIT F-2B


                        FORM II OF TRANSFEREE CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES

                                     [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001

             Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class ___ Certificates [having an initial aggregate Certificate Principal Balance as of June __, 2000 (the "Closing Date") of $__________]
                    [evidencing a ____% Percentage Interest in the related
                    Class]


Ladies and Gentlemen:

             This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to _______________________________
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

             1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

             2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee, the Certificate Administrator or Certificate Registrar is obligated so to register or qualify the Transferred Certificates, and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received (A) a certificate from the prospective transferor substantially in the form attached as Exhibit F-1A to the Pooling and Servicing Agreement; (B) a certificate from the prospective transferor substantially in the form attached as Exhibit F-1B to the Pooling and Servicing Agreement and a certificate from the prospective transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Pooling and Servicing Agreement; or (C) an Opinion of Counsel satisfactory to the Certificate Registrar that the transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding the transfer from the prospective transferor and/or prospective transferee upon which such Opinion of Counsel is based.

             3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO
         (A) ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") OR (2) AN ACCREDITED INVESTOR WITHIN THE MEANING OF PARAGRAPH (1), (2),
         (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS CONSTITUTE ENTITIES DESCRIBED IN SUCH PARAGRAPHS.

             4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

             5. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto and (e) all related matters, that it has requested.

             6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

             7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                           Very truly yours,



                                           (Transferee)

                                           By:
                                              ------------------------
                                              Name:
                                              Title:
                                              Date:

                             Nominee Acknowledgment

             The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.



                                           (Nominee)


                                           By:
                                               -----------------------
                                               Name:
                                               Title:

                                    EXHIBIT G


                         FORM OF TRANSFEREE CERTIFICATE
                            IN CONNECTION WITH ERISA
                     (DEFINITIVE SUBORDINATED CERTIFICATES)

                                     [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, new York  10001

             Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class ______ Certificates [having an initial Certificate Principal Balance as of June __, 2000 (the "Closing Date") of $________] [evidencing a _____% Percentage Interest in the related Class]


Ladies and Gentlemen:

             This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the captioned mortgage pass-through certificates (the "Transferred Certificates") pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as Certificate Registrar, as follows (check the applicable paragraph):

___ The Transferee is neither (A) a retirement plan or other employee benefit plan or arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including an insurance company general account, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), nor (B) a Person who is directly or indirectly purchasing the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or

___ The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates, however, the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

                                           Very truly yours,



                                           (Transferee)

                                           By:
                                               ---------------------
                                               Name:
                                               Title:

                                   EXHIBIT H-1


                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                      FOR TRANSFERS OF CLASS R CERTIFICATES

STATE OF            )
                    ) ss:
COUNTY OF           )

             ____________________, being first duly sworn, deposes and says that:

             1. He/She is the ____________________ of ____________________ (the
prospective transferee (the "Transferee") of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class R, evidencing a __% Percentage Interest in such Class (the "Residual Interest Certificates")), a _________________ duly organized and validly existing under the laws of ____________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement pursuant to which the Residual Interest Certificates were issued (the "Pooling and Servicing Agreement").

             2. The Transferee (i) is, and as of the date of transfer will be, a Permitted Transferee and will endeavor to remain a Permitted Transferee for so long as it holds the Residual Interest Certificates, and (ii) is acquiring the Residual Interest Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a "Disqualified Organization" or a "non-United States Person", but in addition, if such Person is classified as a partnership under the Code, such Person can only be a "Permitted Transferee" if all of its beneficial owners are United States Persons. For this purpose, a "Disqualified Organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income. A "non-United States Person" is any Person other than a "United States Person". A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust as to which (i) a court in the United States is able to exercise primary supervision over the administration of the trust and (ii) one or more United States fiduciaries have the right to control all substantial decisions of the trust or, to the extent provided in the Treasury regulations, a trust if it was in existence on August 20, 1996 and if elected to be treated as a United States Person).

             3. The Transferee is aware (i) of the tax that would be imposed under the Code on transfers of the Residual Interest Certificates to non-Permitted Transferees; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Interest Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulation Section 1.860E-1(c) and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

             4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Interest Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

             5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Interest Certificates by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false. In addition, the Transferee is aware the Certificate Registrar will not register any transfer of the Residual Interest Certificates to an entity classified as a partnership under the Code unless at the time of transfer, all of the beneficial owners of such entity are "United States Persons".

             6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Interest Certificates will only be owned, directly or indirectly, by a Permitted Transferee.

             7. The Transferee's taxpayer identification number is
______________.

             8. The Transferee has reviewed the provisions of Section 5.02(d) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Interest Certificates (in particular, clause (ii)(A) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Interest Certificates to a Person other than the Transferee and clause (ii)(B) of Section 5.02(d) which authorizes the Trustee to negotiate a mandatory sale of the Residual Interest Certificates, in either case, in the event that the Transferee holds such Residual Interest Certificates in violation of Section 5.02(d)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

             9. No purpose of the Transferee relating to its purchase or any sale of the Residual Interest Certificates is or will be to impede the assessment or collection of any tax.

             10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Interest Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Interest Certificates.

             11. The Transferee will, in connection with any transfer that it makes of the Residual Interest Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit H-2 to the Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Interest Certificates to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed Transferee (or its current beneficial owners if such Transferee is classified as a partnership under the Code) as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

             IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________________ and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of ______________.



                                           [NAME OF TRANSFEREE]


                                           By:
                                              --------------------------
                                              [Name of Officer]
                                              [Title of Officer]
[Corporate Seal]

ATTEST:

--------------------------------
[Assistant] Secretary

             Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

             Subscribed and sworn before me this ______ day of __________________, ________.



                                  NOTARY PUBLIC
COUNTY OF
STATE OF __________

My Commission expires the _________ day of ___________, ____.

                                   EXHIBIT H-2


                 FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF
                              CLASS R CERTIFICATES

                                     [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, new York  10001

             Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class R Certificates, evidencing a ____% Percentage Interest in such Class (the "Residual Interest Certificates")


Ladies and Gentlemen:

             This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Residual Interest Certificates, pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

             1. No purpose of the Transferor relating to the transfer of the Residual Interest Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

             2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Transferor does not know or believe that any representation contained therein is false.

             3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee (or the beneficial owners of the Transferee if the Transferee is classified as a partnership under the Code) as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Interest Certificates may not be respected for United States income tax purposes (and the

Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                           Very truly yours,



                                           (Transferor)

                                           By:
                                               ---------------------
                                               Name:
                                               Title:

                                   EXHIBIT I-1


                        FORM OF NOTICE AND ACKNOWLEDGMENT
                   CONCERNING REPLACEMENT OF SPECIAL SERVICER

                                     [date]


Moody's Investors Service
99 Church Street, 6th Floor
New York, New York  10007
Attention:   Commercial MBS
             Monitoring Department

Standards & Poor's Ratings Service,
 a division of The
 McGraw Hill Companies, Inc.
55 Water Street
41st Floor
New York, New York  10041

             Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

             This notice is being delivered pursuant to Section 6.06 of the Pooling and Servicing Agreement, dated as of June 1, 2000, and relating to Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have respective meanings assigned to them in the Agreement.

             Notice is hereby given that the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class have designated __________________ to serve as the Special Servicer under the Agreement.

             The designation of _______________________________as Special
Servicer will become final if certain conditions are met and each Rating Agency delivers to Norwest Bank Minnesota, National Association, the trustee under the Agreement (the "Trustee"), written confirmation that if the person designated to become the Special Servicer were to serve as such, such event would not result in the qualification, downgrade or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates. Accordingly, such confirmation is hereby requested as soon as possible.

             Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee, in the enclosed stamped self-addressed envelope.

                                           Very truly yours,



                                           NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION,
                                           as Trustee


                                           By:
                                               ---------------------
                                               Name:
                                               Title:
Receipt acknowledged:

MOODY'S INVESTORS SERVICE

By:
   -----------------------
   Name:
   Title:
   Date:

STANDARD & POOR'S RATINGS SERVICE,
A division of The McGraw-Hill Companies, Inc.

By:
   -----------------------
   Name:
   Title:
   Date:

                                   EXHIBIT I-2


               FORM OF ACKNOWLEDGMENT OF PROPOSED SPECIAL SERVICER

                                  June __, 2000


Norwest Bank Minnesota,
  National Association
11000 Broken Land Parkway
Columbia, Maryland  21044-3562

GMAC Commercial Mortgage Corporation
200 Witmer Road
P. O. Box 1015
Horsham, Pennsylvania  19044

Salomon Brothers Mortgage Securities VII, Inc.
388 Greenwich Street
New York, New York  10013

             Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

             Pursuant to Section 6.06 of the Pooling and Servicing Agreement, dated as of June 1, 2000 relating to Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Agreement"), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as Special Servicer under, and as defined in, the Agreement. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of Special Servicer. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in Section 2.06 of the Agreement, with the following corrections with respect to type of entity and jurisdiction of organization:
___________________________.



                                           By:
                                              -------------------------
                                              Name:
                                              Title:

                                   EXHIBIT J


                        FORM OF UCC-1 FINANCING STATEMENT

DEBTOR:

Salomon Brothers Mortgage Securities VII, Inc.
388 Greenwich Street
New York, New York  10013

SECURED PARTY:

Norwest Bank Minnesota, National Association as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc.,
Commercial Mortgage Pass-Through Certificates,
Series 2000-C1
45 Broadway, 12th Floor
New York, New York 10006

TEXT:


See Exhibit 1 Attached Hereto

                             EXHIBIT 1 TO EXHIBIT J

             This Exhibit 1 is attached to and incorporated in a financing statement pertaining to Salomon Brothers Mortgage Securities VII, Inc., as depositor (referred to as the "Debtor" for the purpose of this financing statement only), and Norwest Bank Minnesota, National Association, as trustee for the holders of the Series 2000-C1 Certificates (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among the Debtor as depositor, the Secured Party as trustee, GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), relating to the issuance of the Debtor's Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (collectively, the "Series 2000-C1 Certificates"). Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement. The attached financing statement covers all of the Debtor's right (including the power to convey title thereto), title and interest in and to the Trust Fund created pursuant to the Pooling and Servicing Agreement, consisting of the following:

             1. The mortgage notes or other evidence of indebtedness of a borrower (the "Mortgage Notes") with respect to the mortgage loans (the "Mortgage Loans") listed on the Mortgage Loan Schedule to the Pooling and Servicing Agreement, which Mortgage Loan Schedule is attached hereto as Exhibit A;

             2. The related mortgages, deeds of trust or other similar instruments securing such Mortgage Notes (the "Mortgages");

             3. With respect to each Mortgage Note and each Mortgage, each other legal, credit and servicing document related to such Mortgage Note and Mortgage (collectively, with such related Mortgage Note and Mortgage, the "Mortgage Loan Documents");

             4. (a) the Collection Account maintained by the Master Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Collection Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

             5.           All REO Property;

             6. (a) the REO Account required to be maintained by the Special Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the REO Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

             7. (a) the Servicing Account(s) and Reserve Account(s) required to be maintained by the Master Servicer or Special Servicer pursuant to the Pooling and Servicing Agreement, and (b) all funds from time to time on deposit in the Servicing Account(s) and Reserve Account(s);

             8. (a) the Distribution Account required to be maintained by the Secured Party pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Distribution Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

             9. All insurance policies, including the right to payments thereunder, with respect to the Mortgage Loans required to be maintained pursuant to the Mortgage Loan Documents and the Pooling and Servicing Agreement, transferred to the Trust and to be serviced by the Master Servicer or Special Servicer; and

             10. All income, payments, products and proceeds of any of the foregoing, together with any additions thereto or substitutions therefor.

THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF THE INTEREST IN THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE OTHER MORTGAGE LOAN DOCUMENTS, AND THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE OR THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER MORTGAGE LOAN DOCUMENT. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND OTHER OBLIGATIONS SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION IS NOT AN INSTRUMENT, A CERTIFICATED SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS FINANCING STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN THE CONTRACTUAL RIGHT TO PAYMENT, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE THE RELATED PAYMENT OBLIGATIONS, ARISING FROM OR UNDER ANY

SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING, WITHOUT LIMITATION, ANY PERMITTED INVESTMENT). WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.

                                    EXHIBIT A


                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT K

                       CALCULATION OF NET OPERATING INCOME

             With respect to any Mortgaged Property, "Net Operating Income" shall mean for each fiscal year or portion thereof, (i) the related Operating Income allocable to such period, less (ii) the related Operating Expenses allocable to such period, and less (iii) any Contractual Recurring Replacement Reserve for such Mortgaged Property as indicated in the Prospectus Supplement dated June 5, 2000 relating to Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the amounts described in this clause (iii) to be prorated if "Net Operating Income" is being calculated for less than a full fiscal year).

             With respect to any Mortgaged Property "Operating Income" shall mean, for each fiscal year or portion thereof, all revenue derived by the related Mortgagor arising from the Mortgaged Property, including, without limitation, rental revenues (whether denominated as basic rent, additional rent, percentage rent, escalation payments, electrical payments or otherwise) and other fees and charges payable pursuant to leases or otherwise in connection with the Mortgaged Property, and rent insurance proceeds. Operating Income shall not include (a) insurance proceeds (other than proceeds of business interruption or other similar insurance allocable to the applicable period) and condemnation awards (other than awards arising from a temporary taking or the use and occupancy of all or part of the applicable Mortgaged Property allocable to the applicable period), or interest accrued on such proceeds or awards, (b) proceeds of any financing, (c) proceeds of any sale, exchange or transfer of the Mortgaged Property or any part thereof or interest therein, (d) capital contributions or loans to the Mortgagor or an Affiliate of the Mortgagor, (e) any item of income otherwise includible in Operating Income but paid directly by any tenant to a Person other than the Mortgagor except for real estate taxes paid directly to any taxing authority by any tenant, (f) any other extraordinary, non-recurring revenues, (g) rent paid by or on behalf of any lessee under space lease which is the subject of any proceeding or action relating to its bankruptcy, reorganization or other arrangement pursuant to federal bankruptcy law or any similar federal or state law or which has been adjudicated a bankrupt or insolvent, unless such space lease has been affirmed by the trustee in such proceeding or action, or (h) rent paid by or on behalf of any lessee under a space lease the demised premises of which are not occupied either by such lessee or by a sublessee thereof.

             With respect to any Mortgaged Property "Operating Expenses" shall mean, for each fiscal year or portion thereof, all expenses directly attributable to the operation, repair and/or maintenance of the Mortgaged Property, including, without limitation, impositions, insurance premiums, management fees, payments to third party suppliers, and costs attributable to the operation, repair and maintenance of the systems for heating, ventilating and air conditioning, and actually paid for by the Mortgagor. Operating Expenses shall not include interest, principal and premium, if any, due under the Mortgage Note or otherwise in connection with any other secured indebtedness, income taxes, extraordinary capital improvements costs, or any non-cash charge or expense such as depreciation.

                                   EXHIBIT L-1


                   INFORMATION REQUEST FROM CERTIFICATEHOLDER
                              OR CERTIFICATE OWNER

                                     [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, new York  10001


             Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1

             In accordance with the Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation, as master servicer and as special servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), with respect to the Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

             1. The undersigned is a beneficial holder of $___________ aggregate [Certificate Principal Balance/Certificate Notional Amount] of the Class ____ Certificates.

             2. The undersigned is requesting access to the following information (the "Information"):

                           ___      The information on the Certificate
                                    Administrator's Internet Website pursuant to
                                    Section 4.02(a) of the Pooling and Servicing
                                    Agreement.

                           ___ The information identified on the schedule attached hereto pursuant to Section 8.12(b) of the Pooling and Servicing Agreement.

             3. In consideration of the Certificate Administrator's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in evaluating the Information), and such Information will not, without the prior written consent of the Certificate Administrator, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided that the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential; and provided that the undersigned may provide all or any part of the Information to its auditors, legal counsel and regulators.

             4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Privately Offered Certificate (as defined in the Pooling and Servicing Agreement) pursuant to Section 5 of the Securities Act.

             IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.



                                            [BENEFICIAL HOLDER OF A
                                                 CERTIFICATE]


                                            By:
                                               --------------------------
                                               Name:
                                               Title:
                                               Telephone No.:

                                  EXHIBIT L-2


                  INFORMATION REQUEST FROM PROSPECTIVE INVESTOR

                                     [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, new York  10001


             Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1

             In accordance with the Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation, as master servicer and as special servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), with respect to the Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

             1. The undersigned is contemplating an investment in the Class ____ Certificates.

             2. The undersigned is requesting access to the following information (the "Information") for use in evaluating such possible investment:

                           ___      The information on the Certificate
                                    Administrator's Internet Website pursuant to
                                    Section 4.02(a) of the Pooling and Servicing
                                    Agreement.

                           ___ The information identified on the schedule attached hereto pursuant to Section 8.12(b) of the Pooling and Servicing Agreement.

             3. In consideration of the Certificate Administrator's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the investment decision described in paragraphs 1 and 2), and such Information will not, without the prior written consent of the Certificate Administrator, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided that in the event the undersigned purchases any Certificate or any interest in any Certificate, the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential; and provided that the undersigned may provide all or any part of the Information to its auditors, legal counsel and regulators.

             4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Privately Offered Certificate (as defined in the Pooling and Servicing Agreement) pursuant to Section 5 of the Securities Act.

             IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.



                                 [PROSPECTIVE PURCHASER]


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:
                                    Telephone No.:

                                  EXHIBIT M-1

                       FORM OF SBRC MORTGAGE LOAN PURCHASE
                                    AGREEMENT

                       MORTGAGE LOAN PURCHASE AGREEMENT

             This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of June 5, 2000, between Salomon Brothers Realty Corp., a New York corporation ("SBRC"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation ("SBMS VII"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").


                                    RECITALS

             SBRC desires to sell, assign, transfer and otherwise convey to SBMS VII, without recourse, and SBMS VII desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

             A real estate mortgage investment conduit ("REMIC") election has been made with respect to each of 18 Mortgage Loans (the resulting REMICs being herein referred to as "Loan REMICs"), for federal income tax purposes. SBRC also desires to sell, assign, transfer and otherwise convey to SBMS VII, without recourse, and SBMS VII desires to purchase, subject to the terms and conditions set forth herein, the regular interests (the "Loan REMIC Regular Interests") and residual interests (the "Loan REMIC Residual Interests"; and, collectively with the Loan REMIC Regular Interests, the "Loan REMIC Interests") in the Loan REMICs.

             SBMS VII intends to create a trust (the "Trust"), the primary assets of which will be the Mortgage Loans, certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans") and the Loan REMIC Interests. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among SBMS VII as depositor, GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that SBMS VII will transfer the Mortgage Loans and the Loan

REMIC Interests to the Trust contemporaneously with its purchase of the Mortgage Loans and the Loan REMIC Interests hereunder.

             SBMS VII intends to sell the Registered Certificates to Salomon Smith Barney Inc. ("Salomon"), Greenwich Capital Markets, Inc. ("Greenwich Capital"), and Chase Securities Inc. ("Chase"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among SBMS VII, Salomon, Greenwich Capital and Chase; and SBMS VII intends to sell the remaining Certificates (the "Non-Registered Certificates") to Salomon, Greenwich Capital, and Chase, pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"), among SBMS VII, Salomon, Greenwich Capital and Chase. The Registered Certificates are more fully described in the prospectus dated June 5, 2000 (the "Basic Prospectus"); and the supplement to the Basic Prospectus dated June 5, 2000 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus") as each may be amended or supplemented any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated June 5, 2000 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

             SBRC will indemnify SBMS VII, Salomon, Greenwich Capital, Chase and certain related parties with respect to the disclosure regarding the Mortgage Loans and SBRC contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated the date hereof (the "Indemnification Agreement"), among SBRC, SBMS VII, Salomon, Greenwich Capital and Chase.

             Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

             SECTION 1. Agreement to Purchase.

             The Seller agrees to sell, assign, transfer and otherwise convey (without recourse) to the Purchaser, and the Purchaser agrees to purchase, subject to the terms and conditions set forth herein, the Mortgage Loans and the Loan REMIC Interests. The purchase and sale of the Mortgage Loans and the Loan REMIC Interests shall take place on June 28, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on June 1, 2000 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $227,276,522, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans and the Loan REMIC Interests shall be as set forth in the price confirmation between the Seller and the Purchaser, and shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date (or by such other method as shall be mutually acceptable to the parties hereto).

             SECTION 2. Conveyance of the Mortgage Loans.

             (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date and any and all related Loan REMIC Interests. The Seller shall, within 15 days of the discovery of an error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement.

             (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

             (c) On or before the Closing Date, the Seller shall, at its expense, deliver or cause to be delivered to the Purchaser or its designee the Mortgage File and any Additional Collateral (other than reserve funds) with respect to each Mortgage Loan. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in the preceding sentence shall be the Trustee.

             If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related Mortgage File, solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall notify the Purchaser, in writing, of such delay (unless the Trustee shall have provided the Purchaser with an exception report indicating such delay), and the Seller shall deliver such documents to the Purchaser or its designee promptly upon the Seller's receipt thereof.


             In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, on or before the Closing Date, the following items: (i) copies of the Mortgage Files for the respective Original Mortgage Loans, (ii) originals or copies of all financial statements, appraisals, environmental/ engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File in accordance with the definition thereof, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans; and (iii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) -
(iii) of the preceding sentence shall be the Master Servicer.

             The Seller shall also provide to the Purchaser or its designee the initial data on the Mortgage Loans (as of the Closing Date or the most recent earlier date for which such date is available) contemplated by the Loan Set-up File, the Loan Periodic Update File, the Operating Statement Analysis Report and the Property File.

             (d) The Seller shall be responsible for all costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer. If any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, and the Seller is given notice to this effect by the Purchaser or its designee, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents that the Purchaser has been unable to record.

             (e) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller shall report its transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser, as provided herein, as a sale of those assets to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

             (f) After the Seller's transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans and the Loan REMIC Interests. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans and the Loan REMIC Interests by the Seller to the Purchaser.

             SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

             The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans and the Loan REMICs, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans and the Loan REMICs, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4.

             SECTION 4. Representations, Warranties and Covenants of the Seller.

             (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B.

             (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty) to and for the benefit of the Purchaser, each of the representations and warrantees set forth in Exhibit C.

             (c) It is understood and agreed that the representations and warranties set forth in this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans and/or the Loan REMIC Interests remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

             SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

             (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller that there has been a Material Breach or a Material Document Defect, the Seller shall, subject to subsection (b) below, (i) cure such Material Breach in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price, to be deposited or delivered in accordance with the directions of the Purchaser; provided that if (i) any such Material Breach does not relate to whether the Defective Mortgage Loan was, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach is capable of being cured but not within such 90-day period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach within such 90-day period, (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof setting forth the reason that such Material Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach will be cured within an additional period not to exceed 90 more days, and (v) the Defective Mortgage Loan is not a Specially Serviced Mortgage Loan under the Pooling and Servicing Agreement, then the Seller shall have up to an additional 90 days to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or a Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)) and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (x) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (y) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis (subject to any right of a Designated Sub-Servicer to continue to sub-service such Defective Mortgage Loan as set forth in the related Designated Sub-Servicer Agreement). The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or a Material Document Defect, but if the Seller discovers a Material Breach with respect to a Mortgage Loan, it will notify the Purchaser.

             In connection with any repurchase of any of the Mortgage Loans held by a Loan REMIC, pursuant to this Section 5(a), the Purchaser shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions. Any Replacement Mortgage Loan substituted for any such Mortgage Loan, pursuant to this Section 5(a), shall be an asset of the related Loan REMIC.

             Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent cure of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the related date of substitution) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

             If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

             For purposes of the application of remedies (but not for purposes of determining if there is a Material Breach or Material Document Defect) under this Section 5(a), any group of two or more Mortgage Loans that are cross-collateralized with each other shall be treated as a single Mortgage Loan.

             It is understood and agreed that the obligations of the Seller set forth in this Section 5(a) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to a Breach or Document Defect.

             (b) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Trustee as assignee of the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder and (ii) the Purchaser or its assignee shall release or cause the release to the Seller or its designee of the Mortgage File, any Additional Collateral, the Servicing File and any Escrow Payments and/or

Reserve Funds held by or on behalf of the Purchaser (or its assignee) with respect to such Mortgage Loan.

             (c) Promptly upon the receipt of notice from the Master Servicer that the Borrower under the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Heritage House intends to defease the related Mortgage Loan prior to the second anniversary of the initial issuance of the Certificates, the Seller shall repurchase such Mortgage Loan at the related Purchase Price in accordance with the directions of the Master Servicer.

             SECTION 6. Closing.

             The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

             The Closing shall be subject to each of the following conditions:

             (a) All of the representations and warranties of the Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

             (b) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as it affects the obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

             (c) The Seller shall have delivered and released to the Purchaser or its designee, all documents and funds required to be so delivered pursuant to Section 2 of this Agreement;

             (d) The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans and the Loan REMICs performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its sole determination;

             (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

             (f) The Seller shall have paid all fees, costs and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

             (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

             Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

             SECTION 7. Closing Documents.

             The Closing Documents shall consist of the following:

             (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

             (b) The Indemnification Agreement dated as of June 5, 2000, duly executed and delivered by SBRC, the Depositor and each of Salomon, Greenwich Capital and Chase;

             (c) The Pooling and Servicing Agreement duly executed and delivered by SBMS VII, the Master Servicer, the Special Servicer and the Trustee;

             (d) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Purchaser, Salomon, Greenwich Capital, Chase and the Rating Agencies (collectively, the "Interested Parties") may rely, attaching thereto as exhibits the organizational documents of the Seller, as in full force and effect on the date hereof, and the Resolutions described in (g) below;

             (e) A certificate of good standing with respect to the Seller issued by the Secretary of State of the State of New York dated not earlier than 10 days prior to the Closing Date;

             (f) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Interested Parties may rely;

             (g) Resolutions of the Seller authorizing the transactions contemplated by this Agreement, which resolutions will be in full force and effect, and will not have been rescinded, as of the Closing Date;

             (h) A written opinion of in house counsel for the Seller, substantially in the form of Exhibit D-3A hereto (with any modifications required by any Rating Agency, and subject to such reasonable assumptions, qualifications and limitations as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to SBMS VII, each of the other parties to the Pooling and Servicing Agreement, Salomon, Greenwich Capital, Chase and each Rating Agency; a written opinion of Sidley & Austin as special counsel for the Seller, substantially in the form of Exhibit D-3B hereto (with any modifications required by any Rating Agency, and subject to such reasonable assumptions, qualifications and limitations as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to SBMS VII, each of the other parties to the Pooling and Servicing Agreement, Salomon, Greenwich Capital, Chase and each Rating Agency; and such other written opinions as may be required by a Rating Agency

(including, without limitation, a favorable opinion as to the "true sale" characterization of the transfer of the Mortgage Loans contemplated by this Agreement);

             (i) With respect to each Loan REMIC, the related Loan REMIC Declaration and a written opinion of counsel for the Seller, addressed to the Interested Parties, to the effect that, assuming the election required by
Section 860D(b) of the Internal Revenue Code of 1986 (the "Code") is properly made, such Loan REMIC will qualify for treatment as a REMIC for federal income tax purposes;

             (j) One or more accountants' comfort letters relating to the information regarding the Mortgage Loans contained in the Prospectus and Memorandum that is of a statistical nature; and

             (k) Such further certificates, opinions and documents as the Purchaser may reasonably request.

             SECTION 8. Costs.

             Any costs and expenses incurred by either party hereto in connection with the transactions contemplated hereunder shall be borne by the parties in accordance with the terms of the Joint Securitization Term Sheet, dated January 26, 2000 (the "Term Sheet") between Salomon Smith Barney, Inc. and Greenwich Capital Financial Products, Inc.

             SECTION 9. Notices.

             All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 388 Greenwich Street, New York, New York 10013, attention: Angela Hutzel, facsimile no. 212-816-8306, or to such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and, if to the Seller, addressed to the Seller at 388 Greenwich Street, New York, New York 10013, attention: Angela Hutzel, facsimile no.: (212) 816-8306, or to such other address or facsimile number as may hereafter be furnished to the Purchaser in writing by the Seller.

            SECTION 10. Characterization.

             The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans and the Loan REMIC Interests. The parties hereto further agree that it is not their intention that such conveyance be deemed a pledge of the Mortgage Loans and the Loan REMIC Interests by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans and the Loan REMIC Interests are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans and the Loan REMIC Interests provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and the Loan REMIC Interests and all amounts payable to the holder(s) of those assets in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by SBMS VII to the Trustee of its interests in the Mortgage Loans and the Loan REMIC Interests as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser or any successor thereto of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and
(e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser or any successor thereto for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the Loan REMIC Interests, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 11. Representations, Warranties and Agreements to Survive
                        Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans and the Loan REMIC Interests by the Seller to the Purchaser.

            SECTION 12. Severability of Provisions.

             Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

             This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 15.  Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

           SECTION 16. Successors and Assigns.

           The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans and the Loan REMIC Interests to the Trust as contemplated by the recitals hereto, SBMS VII is expressly authorized to assign it rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments.


           (a) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

           (b) Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, no amendment of the Pooling and Servicing Agreement that increases the obligations of or otherwise adversely affects the Seller, shall be effective against the Seller.

            SECTION 18. Assumption Expenses.

            The Seller agrees to indemnify the Purchaser for the normal and customary expenses incurred by the Trust in connection with an assumption, to the extent that the related Mortgage Loan documents do not require the related Borrower to pay all expenses incurred in connection with such assumption, provided that the Seller is notified promptly after the related Borrower asserts that it is not obligated to pay such expenses. The Seller will have five business days following such notice to respond with a proposed resolution. The Purchaser shall cooperate with the Seller in providing a copy of the relevant portion of the Mortgage Loan documents and the Borrower's basis for asserting no liability.

            SECTION 19. Entire Agreement.

            Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.



                            [SIGNATURE PAGE FOLLOWS]

             IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                        SALOMON BROTHERS REALTY CORP.



                                        By:
                                           -----------------------
                                        Name:
                                        Title:


                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.



                                        By:
                                           ----------------------
                                        Name:
                                        Title:

                                    EXHIBIT A


                             MORTGAGE LOAN SCHEDULE

                             [See Attached Schedule]



 LOAN        CONTROL    MORTGAGE     LOAN / PROPERTY NAME      PROPERTY ADDRESS
 NUMBER      NUMBER     LOAN SELLER

-------------------------------------------------------------------------------------------------


6603287          1        SBRC    Putnam Building               One Upland Road
6000190          7        SBRC    Sports Arena Village          3730-3780 Sports Arena Blvd. &
                                                                4015-4065 Hancock Street
6603464          19       SBRC    Los Altos Woods Office        5050 El Camino Real
                                  Building
6603657          23       SBRC    Bridgetown 1 Office Building  1631 NW Thurman Street
6000112          36       SBRC    Herndon Plaza Retail Center   East Colonial Drive
6602879          40       SBRC    132 South Rodeo Drive         132 South Rodeo Drive
SLP23981         43       SBRC    Cherry Tree Shopping Center   11200 Scaggsville Road
6603600          44       SBRC    1916-1928 Old Middlefield     1916-1928 Old Middlefield Road
                                  Road
SLP24688         54       SBRC    Jester Village Retail Center  6507 Jester Boulevard
SLP25023         57       SBRC    Otay Distribution Center      6987-6995 Calle De Linea
GMSL2020         62       SBRC    Valley Sunset Center          704 W. Sunset Road
6603216          71       SBRC    Ponderosa Village Shopping    Highway 260 and Granite Dells
                                  Center                        Road
6603106          72       SBRC    Heinz Apartments              750-808 Enterprise Street and
                                                                451 Frazee Avenue
6603438          74       SBRC    Highbury Court Apartments     50 Mount Zion Road
6603015          78       SBRC    58-38 Page Place              58-38 Page Place
6203043          80       SBRC    Sweetwater Plaza East         1717-1747 Sweetwater Road
6603022          81       SBRC    Duane Reade Maspeth           66-56 Grand Avenue
GMSL1050         83       SBRC    Brentwood Apartments          1660 NE 150th Street
GMSL1140         84       SBRC    Whitehall Apartments          14860 NE 6th Ave
6603228          85       SBRC    Wind River Park Plaza         18141 Beach Boulevard
6603229          86       SBRC    Newport Victoria Plaza        2183 Fairview Road
6603565          87       SBRC    Haverty Furniture Store       598 East FM 3040
GMSL1360         90       SBRC    New Jersey Portfolio          Various
GMSL1360A       90A       SBRC    5004 Palisades                5004 Palisade Avenue & 330 50th
                                                                Street
GMSL1360B       90B       SBRC    727 & 727A 25th Street        727 & 727A 25th Street
GMSL1360D       90C       SBRC    Franklin's Tower Two          6120 Monroe Place
GMSL1360C       90D       SBRC    Franklin's Tower One          211 64th Street
6601465          93       SBRC    South Pointe Townhomes        1500 Shelby Drive East
SLP19741         95       SBRC    Alameda Shopping Center       321-325 East Alameda Avenue
6603655          96       SBRC    41 North Division Street      41 North Division Street
6603517         101       SBRC    Office Max Traverse           3111 South Airport Road
6603524         105       SBRC    Office Max Mankato            2020 Adams Street
6000078         106       SBRC    Office Max Martinsburg        800 Foxcroft Avenue
GMSL1010        114       SBRC    Holiday Inn Express           835 Buford Road
6603169         117       SBRC    Amberwood  Mobile Home Park   1027 Tempe Street
SLP22017        118       SBRC    Carson Commerce Center        930 East Dominguez Street
6600279         121       SBRC    Fountain Plaza                7336 East Shoeman Lane




 LOAN        CITY                STATE     ZIP CODE    CUT-OFF DATE   ORIGINAL             MORT-
 NUMBER                                                 BALANCE       BALANCE              GAGE
                                                                                           RATE
------------------------------------------------------------------------------------------------


6603287     Norwood                 MA       02062   28,618,254.87  28,878,148.39(@)       7.570%
6000190     San Diego               CA       92110   12,904,149.90  13,500,000.00          7.510%
6603464     Los Altos               CA       94022    7,816,668.83   7,860,000.00          7.840%
6603657     Portland                OR       97209    6,624,008.88   6,650,000.00          8.200%
6000112     Orlando                 FL       32801    5,285,529.04   5,492,990.56(&)       7.280%
6602879     Beverly Hills           CA       90212    4,976,477.85   5,000,000.00          8.450%
SLP23981    Laurel                  MD       20723    4,685,601.62   4,700,000.00          8.400%
6603600     Mountain View           CA       94043    4,575,158.99   4,700,000.00          7.690%
SLP24688    Austin                  TX       78750    3,863,651.49   3,875,000.00          8.560%
SLP25023    San Diego               CA       92137    3,690,076.62   3,700,000.00          8.375%
GMSL2020    Henderson               NV       89015    3,394,280.78   3,500,000.00          8.000%
6603216     Payson                  AZ       85541    3,180,107.73   3,200,000.00          8.020%
6603106     Bowling Green           OH       43402    3,179,259.26   3,191,000.00          8.430%
6603438     Atlanta                 GA       30354    3,106,150.84   3,125,000.00          8.130%
6603015     Maspeth                 NY       11378    2,975,696.38   3,000,000.00          8.900%
6203043     National City           CA       91950    2,908,631.50   3,000,000.00          7.300%
6603022     Maspeth                 NY       11378    2,878,420.21   2,900,000.00          7.750%
GMSL1050    Miami                   FL       33181    1,694,918.56   1,710,000.00          7.875%
GMSL1140    North Miami             FL       33161    1,129,945.62   1,140,000.00          7.875%
6603228     Huntington Beach        CA       92648    1,418,562.85   1,425,000.00          8.600%
6603229     Costa Mesa              CA       92627    1,373,766.17   1,380,000.00          8.600%
6603565     Lewisville              TX       75067    2,735,316.46   2,750,000.00          7.966%
GMSL1360    Various                                   2,683,469.68   2,704,000.00          8.250%
GMSL1360A   West New York           NJ       07093
GMSL1360B   Union City              NJ       07087
GMSL1360D   West New York           NJ       07093
GMSL1360C   West New York           NJ       07093
6601465     Memphis                 TN       38116    2,554,420.24   2,565,030.12(#)       7.130%
SLP19741    Burbank                 CA       91502    2,510,907.57   2,525,000.00          8.125%
6603655     Peekskill               NY       10566    2,488,377.63   2,500,000.00          7.950%
6603517     Traverse City           MI       49684    2,348,838.78   2,500,000.00          8.250%
6603524     Mankato                 MN       56001    2,270,572.67   2,400,000.00          7.950%
6000078     Martinsburg             WV       25401    2,269,770.36   2,360,000.00          7.375%
GMSL1010    Cumming                 GA       30041    2,105,292.43   2,150,000.00          9.250%
6603169     Amarillo                TX       79118    2,059,553.23   2,080,000.00          8.370%
SLP22017    Carson                  CA       90745    2,047,625.49   2,062,500.00          8.500%
6600279     Scottsdale              AZ       85251    2,004,409.18   2,050,000.00          7.500%

6603368         124       SBRC    Hampton Inn Blythe            900 West Hobson Way
SLP24490        125       SBRC    The Grove Shopping Center     3103-3193 North Garey Avenue
SLP24415        127       SBRC    Copeland Shopping Center      15099 Hesperian Boulevard
GMSL1020        131       SBRC    Las Posadas Shopping Center   802 - 806 Buchanan Boulevard
GMSL1030        132       SBRC    The Ville Apartments          4348 Kennerly Ave.
SLP23056        134       SBRC    Long Street Townhouses        1401 and 1501 East Long Street
GMSL1040        136       SBRC    Garden Apartments             1021, 1027, 1030, 1035, 1039,
                                                                1045 NE 8th Avenue
SLP20991        138       SBRC    Madison Midtown Shopping      1060 U.S. Highway 51
                                  Center
SLP21067        139       SBRC    Cleveland Corners Shopping    600 North Davis Avenue
                                  Center
GMSL1060        140       SBRC    Park Place Apartments         1661 West 259th Street
GMSL1070        143       SBRC    Federal Express               109 - 111 Commission Blvd
GMSL1400        144       SBRC    Levittown Professional        2900 Hempstead Turnpike
                                  Building
6603331         145       SBRC    3311 Richmond Office Building 3311 Richmond Avenue
GMSL1080        146       SBRC    Carmel Towers                 16700-16701 NE 21st Avenue
SLP22240        148       SBRC    Crestridge Apartments         3200 West Walnut Street
GMSL1090        152       SBRC    The Town Center               110-120 E. La Habra Boulevard
GMSL3010        153       SBRC    Bayridge Apartments           3001 F.M. 1266
SLP22898        154       SBRC    Ramada Inn - Elizabethtown    108 Commerce Drive
SLP20897        155       SBRC    Oasis Surgery Center          44301-44305 Lorimer Avenue
GMSL3020        156       SBRC    715 South Oxford Court        715 South Oxford Avenue
                                  Apartments
GMSL1100        157       SBRC    Barefoot Bay Medical Office   8000 Ron Beatty Blvd.
                                  Center
SLP22053        159       SBRC    Presidio Plaza                401 South El Camino Real
GMSL1310        160       SBRC    904-912 21st Avenue           904-912 21st Avenue South
GMSL1110        162       SBRC    Frisco South Shopping Center  8200 Stonebrook Parkway
6602381         165       SBRC    Milan Apartments              6600 Yucca Street
SLP20535        166       SBRC    Palm Pacific Plaza Shopping   1114-1120 North Pacific Avenue
                                  Center
SLP22955        167       SBRC    North Dixie Commerce Center   3601 North Dixie Highway
GMSL1120        168       SBRC    Meadowlark Apartments         233-239 W. San Marcos Blvd
GMSL1350        169       SBRC    Old Judge Building            704 North 2nd Street
SLP22517        170       SBRC    Sherman/Lennox Portfolio
SLP22517B       170A      SBRC    6839-6841 Lennox Avenue       6839-6841 Lennox Avenue
SLP22517A       170B      SBRC    17732 Sherman Way             17732 Sherman Way
SLP22980        171       SBRC    Pacific Winds Apartments      5578 34th Street
GMSL1370        172       SBRC    Isle of Capri Apartments      1359 NE 127th Street
GMSL1380        173       SBRC    Datura Station                120 S. Dixie Highway
SLP22416        174       SBRC    Park View Cooperative         53 Prospect Street
SLP21241        175       SBRC    H & Z Office Building         4300 Evergreen Lane
SLP23854        176       SBRC    Nassau Bay Villas Apartments  130 Surf Court Drive
SLP23640        177       SBRC    2180 West First Street        2180 West First Street
SLP22238        179       SBRC    Irving Place Apartments       1005 Metker Street

6603368     Blythe                  CA       92225    1,894,734.91   2,000,000.00     8.900%
SLP24490    Pomona                  CA       91767    1,869,414.72   1,875,000.00     8.500%
SLP24415    San Leandro             CA       94578    1,866,547.09   1,880,000.00     8.375%
GMSL1020    Boulder City            NV       89005    1,814,130.98   1,830,000.00     7.955%
GMSL1030    St. Louis               MO       63113    1,813,445.59   1,840,000.00     7.680%
SLP23056    Carson City             NV       89706    1,790,809.92   1,800,000.00     8.140%
GMSL1040    Ft. Lauderdale          FL       33304    1,743,925.69   1,762,500.00     7.750%
SLP20991    Madison                 MS       39110    1,158,627.96   1,165,000.00     8.200%
SLP21067    Cleveland               MS       38732      482,347.26     485,000.00     8.200%
GMSL1060    Harbor City             CA       90710    1,634,079.51   1,650,000.00     7.875%
GMSL1070    Lafayette               LA       70508    1,573,379.15   1,600,000.00     7.750%
GMSL1400    Levittown               NY       11756    1,550,442.42   1,560,000.00     8.740%
6603331     Houston                 TX       77098    1,542,902.27   1,550,000.00     8.550%
GMSL1080    North Miami Beach       FL       33162    1,536,329.70   1,550,000.00     7.875%
SLP22240    Garland                 TX       75042    1,470,068.80   1,480,000.00     9.375%
GMSL1090    La Habra                CA       90631    1,441,959.68   1,455,000.00     8.230%
GMSL3010    League City             TX       77573    1,440,455.81   1,492,000.00     8.750%
SLP22898    Elizabethtown           KY       42701    1,439,330.14   1,450,000.00     9.875%
SLP20897    Lancaster               CA       93534    1,391,384.67   1,400,000.00     8.720%
GMSL3020    Los Angeles             CA       90005    1,375,649.74   1,408,000.00     8.375%
GMSL1100    Barefoot Bay            FL       32935    1,352,817.51   1,365,000.00     8.250%
SLP22053    San Clemente            CA       92672    1,343,943.22   1,350,000.00     8.625%
GMSL1310    Minneapolis             MN       55404    1,342,654.78   1,360,000.00     7.970%
GMSL1110    Frisco                  TX       75034    1,334,047.56   1,345,000.00     8.250%
6602381     Los Angeles             CA       90028    1,294,196.36   1,300,000.00     8.100%
SLP20535    Glendale                CA       91202    1,293,656.12   1,300,000.00     8.313%
SLP22955    Boca Raton              FL       33431    1,289,805.51   1,295,000.00     8.490%
GMSL1120    San Marcos              CA       92069    1,285,194.53   1,300,000.00     7.375%
GMSL1350    St. Louis               MO       63102    1,285,126.47   1,300,000.00     8.625%
SLP22517                                              1,265,523.31   1,275,000.00     8.875%
SLP22517B   Van Nuys                CA       91405
SLP22517A   Reseda                  CA       91355
SLP22980    Rubidoux                CA       92509    1,253,201.21   1,260,000.00     8.250%
GMSL1370    North Miami             FL       33161    1,240,509.23   1,250,000.00     8.250%
GMSL1380    West Palm Beach         FL       33401    1,215,941.09   1,225,000.00     8.375%
SLP22416    Stamford                CT       06901    1,213,892.97   1,230,000.00     8.875%
SLP21241    Annandale               VA       22003    1,192,865.05   1,200,000.00     8.875%
SLP23854    Nassau Bay              TX       77058    1,191,800.49   1,200,000.00     8.000%
SLP23640    Fort Myers              FL       33901    1,191,440.30   1,195,000.00     8.500%
SLP22238    Irving                  TX       75062    1,185,590.57   1,193,600.00     9.375%

GMSL3030        184       SBRC    Madrid Apartments             3201 Second Avenue
GMSL1150        185       SBRC    Comfort Inn - Milledgeville   2595 North Columbia Street
SLP20328        186       SBRC    Wal-Mart Shopping Center      NWC of Highway 75 & Highway 82
GMSL1160        187       SBRC    Stratford Apartments          1901-1931 Hazelwood Avenue
GMSL1180        188       SBRC    Willow Glen Plaza             1111 Town East Blvd.
GMSL1190        189       SBRC    Edgewater Bay Apartments      750 NE 62nd Street
GMSL1170        190       SBRC    420 Group                     420 West 17th Street
GMSL1200        192       SBRC    Lake Forest North Apartments  3605 and 3613 Lake Forest Drive
                                                                & 3626 and 3636 North 112th Avenue
SLP21920        193       SBRC    CompuChem Industrial          501 Madison Avenue
SLP20822        195       SBRC    A. E. Larson Building         6 South Second Street
GMSL2040        198       SBRC    Corbus-Peppertree Lane        5920 West Laurie Lane
                                  Apartments
GMSL3040        199       SBRC    Missouri Meadows Apartments   3501 West Missouri Avenue
SLP22704        200       SBRC    Highlander Square Apartments  4000 North 19th Street
GMSL1340        201       SBRC    Hillcrest Crossing            17404 Hillcrest Road
GMSL1390        202       SBRC    Virginia Plaza                2310 Virginia Parkway
GMSL2050        203       SBRC    Pedersen Building             398 West Colorado Avenue
SLP22239        205       SBRC    Shadowood Apartments          120 South Jupiter Road
SLP21331        206       SBRC    Arroyo Shopping Center        8129-8147 Arroyo Drive
GMSL2060        209       SBRC    Petite Chateau Villa Mobile   2075 W. Rialto Avenue
                                  Home Park
GMSL1320        211       SBRC    Palmer Highway Shopping       3305-3319 Palmer Highway
                                  Center
SLP23012        212       SBRC    Somerset Apartments           3445 Almand Drive
GMSL2070        213       SBRC    Shady Acres/Pine Shadows
                                  Portfolio
GMSL2070A       213A      SBRC    Shady Acres Duplexes          723A-748B Vicky Drive
GMSL2070B       213B      SBRC    Pine Shadows Estates          3300 Pine Grove Drive
SLP21691        214       SBRC    Vanowen Street Retail Center  12500-12510 Vanowen Street
SLP22527        216       SBRC    Stanford Place Apartments     1406 Acadian Drive
GMSL1220        217       SBRC    Panola-Redan Crossing         5616 Redan Road
SLP25096        218       SBRC    Garnet Avenue Shopping Center 2263-2275 Garnet Avenue
GMSL1230        219       SBRC    The Chalet Apartments         951 French St.
SLP23017        220       SBRC    Galt Ocean Plaza              3300 N.E. 34th Street
SLP24396        221       SBRC    Zion Street Apartments        399 Zion Street
GMSL1250        225       SBRC    Heritage House Apartments     45 Wheeler Ave
GMSL1240        226       SBRC    Troy Building                 1025 SE Pine
SLP24391        227       SBRC    Arlington Manor Mobile Home   222 Rockwell Drive
                                  Park
GMSL2080        229       SBRC    Beresford Retail              2340 East Pacific Coast Highway
GMSL2090        230       SBRC    120 Standard Street           120 Standard Street
GMSL2110        232       SBRC    Blair Place Duplexes          31902-31940 Michael Street
GMSL2100        233       SBRC    18714 Parthenia Street        18714 Parthenia Street
GMSL1260        236       SBRC    Fox Tile                      2121-2131 South Industrial Road
GMSL1270        237       SBRC    471 Prospect Street           471 Prospect Street
GMSL2120        239       SBRC    Wishney                       475 W. Stetson Ave
GMSL1330        241       SBRC    Centennial Apartments         2624 SE 182nd Avenue

GMSL3030       Lake Charles            LA       70601    1,108,725.41   1,140,000.00    8.250%
GMSL1150       Milledgeville           GA       31061    1,106,990.73   1,150,000.00    9.250%
SLP20328       Sherman                 TX       75090    1,095,753.19   1,100,000.00    8.625%
GMSL1160       Ft Wayne                IN       46805    1,084,891.94   1,100,000.00    7.250%
GMSL1180       Mesquite                TX       75150    1,083,192.32   1,100,000.00    8.250%
GMSL1190       Miami                   FL       33138    1,082,470.75   1,094,000.00    7.750%
GMSL1170       Hialeah                 FL       33010    1,068,761.10   1,100,000.00    8.000%
GMSL1200       Omaha                   NE       68164      999,938.16   1,015,000.00    8.030%
SLP21920       Cary                    NC       27513      995,609.84   1,027,000.00    8.625%
SLP20822       Yakima                  WA       98901      995,186.67   1,000,000.00    8.875%
GMSL2040       Glendale                AZ       85302      989,751.96   1,000,000.00    8.250%
GMSL3040       Phoenix                 AZ       85019      979,133.44   1,000,000.00    8.875%
SLP22704       Waco                    TX       76708      960,874.52     965,000.00    8.260%
GMSL1340       Dallas                  TX       75252      952,900.75     960,000.00    8.375%
GMSL1390       McKinney                TX       75070      939,381.20     945,000.00    8.875%
GMSL2050       Telluride               CO       81435      890,126.41     900,000.00    8.250%
SLP22239       Garland                 TX       75042      879,061.35     885,000.00    9.375%
SLP21331       South San Gabriel       CA       91770      877,898.53     882,500.00    8.375%
GMSL2060       San Bernardino          CA       92410      836,266.18     850,000.00    8.625%
GMSL1320       Texas City              TX       77590      805,651.33     812,000.00    8.875%
SLP23012       College Park            GA       30337      797,127.72     800,000.00    8.875%
GMSL2070                                                   787,123.06     800,000.00    8.375%
GMSL2070A      Huntsville              TX       77340
GMSL2070B      Huntsville              TX       77340
SLP21691       Los Angeles             CA       91605      773,970.40     780,000.00    9.125%
SLP22527       Houma                   LA       70363      756,932.13     760,000.00    9.250%
GMSL1220       Stone Mountain          GA       30088      753,022.67     770,000.00    7.250%
SLP25096       San Diego               CA       92109      748,251.82     750,000.00    8.900%
GMSL1230       Irving                  TX       75061      741,137.06     750,000.00    7.750%
SLP23017       Fort Lauderdale         FL       33308      739,942.14     742,500.00    8.820%
SLP24396       Hartford                CT       06106      725,157.00     730,000.00    8.750%
GMSL1250       Bridgeport              CT       06606      638,130.36     650,000.00    8.125%
GMSL1240       Portland                OR       97214      627,514.38     650,000.00    7.500%
SLP24391       Midland                 MI       48642      594,538.78     600,000.00    8.438%
GMSL2080       Long Beach              CA       90804      586,644.61     592,000.00    8.375%
GMSL2090       El Segundo              CA       90245      561,038.23     570,000.00    8.500%
GMSL2110       Magnolia                TX       77355      538,687.46     547,500.00    8.375%
GMSL2100       Northridge              CA       91324      538,306.29     550,000.00    7.750%
GMSL1260       Las Vegas               NV       89102      516,620.50     525,000.00    8.625%
GMSL1270       East Orange             NJ       07017      515,209.45     525,000.00    7.625%
GMSL2120       Hemet                   CA       92543      491,952.03     500,000.00    8.375%
GMSL1330       Gresham                 OR       97230      472,008.93     475,000.00    9.125%

GMSL2130     242       SBRC    Vanguard Industrial Building  546 Vanguard Way
GMSL2140     244       SBRC    Brentwood Village Apartments  8703-8715 Beechnut Street
SLP22681     246       SBRC    Glendale Apartments           1803 West Gramercy
GMSL1280     252       SBRC    Notre Dame Apartments         404-412 Notre Dame Ave.
SLP24033     254       SBRC    Somers Apartments             924 NE 17th Terrace
GMSL1290     256       SBRC    Muse Apartments               217 Muse Street
SLP22362     260       SBRC    C. Martin Company             1259 East Ridgecrest
                                                             Boulevard

GMSL2130     Brea             CA       92821      470,577.63     475,000.00    8.875%
GMSL2140     Houston          TX       77036      450,509.51     459,000.00    8.250%
SLP22681     San Antonio      TX       78201      437,587.79     440,000.00    9.125%
GMSL1280     Manchester       NH       03102      363,632.31     370,000.00    8.500%
SLP24033     Ft. Lauderdale   FL       33304      348,696.54     350,000.00    8.750%
GMSL1290     Newton           KS       67114      317,444.64     322,875.00    8.625%
SLP22362     Ridgecrest       CA       93555      292,148.47     300,000.00    9.750%


@ Loan was funded in two stages. First funding was on 7/29/98 for $18,600,000;
  second funding was for $10,400,000 on 4/13/99
# Note Date shown is loan modification date. Original Note Date and Original
  Balance were 7/23/98 and  $2,650,000, respectively.
& Note Date shown is loan modification date. Original Note Date and Original
  Balance were3/2/87 and $7,600,000, respectively.

                                    EXHIBIT B

         The Seller hereby represents and warrants, as of the Closing Date, that:

             (a) The Seller is a duly formed corporation, validly existing and in good standing under the laws of the State of New York.

             (b) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

             (c) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
(ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

             (d) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or instrument to which it is a party or which is applicable to it or any of its assets.

             (e) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

             (f) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

             (g) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed.

             (h) The transfer of the Mortgage Loans and the Loan REMIC Interests by the Seller to the Purchaser, as contemplated herein, is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

             (i) The Seller is not transferring the Mortgage Loans and the Loan REMIC Interests to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

             (j) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser, as contemplated herein.

             (k) After giving effect to its transfer of the Mortgage Loans and the Loan REMIC Interests to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

             (l) The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

             (m) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                                    EXHIBIT C

                The Seller hereby represents and warrants, as of the Closing Date (or as of such other date specified in the particular representation and warranty) with respect to each Mortgage Loan, that:

                1. Immediately prior to the transfer thereof by Seller to the Purchaser, Seller had good title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, charges, encumbrances or any other ownership or participation interests on, in or to such Mortgage Loan (other than, in certain cases, either (a) the right of the Master Servicer or a Sub-Servicer to master service or primary service such Mortgage Loan or (b) the lien of a warehouse lender on such Mortgage Loan which lien will be released contemporaneously with the transfer). Upon completion of the conveyance contemplated hereby, Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest created by or through Seller.

                2. Seller had full right and authority to sell, assign and transfer such Mortgage Loan to the Purchaser; and each Mortgage Loan is properly endorsed as provided in the Pooling and Servicing Agreement, and such endorsement is genuine.

                3. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct, and met the requirements of this Agreement, in all material respects as of the Cut-off Date.

                4. Such Mortgage Loan was not, as of the Cut-off Date or at any time during the twelve-month period prior thereto, more than thirty (30) days delinquent in respect of any Scheduled P&I Payment required thereunder, without giving effect to any applicable grace period.

                5. Each Mortgage securing such Mortgage Loan constitutes a legal, valid and, subject to the exceptions in paragraph 12 below, enforceable first lien upon the Borrower's interest in the related Mortgaged Property, including, without limitation, all buildings located thereon and all fixtures attached thereto, subject only to (and such Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of such Mortgage, except for) (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and other matters to which like properties are commonly subject, which do not materially and adversely affect the current use of the Mortgaged Property, the security interest of the lender or the value of the Mortgaged Property, (c) the rights of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (d) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan, and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the exceptions set forth in the foregoing clauses (a), (b), (c), (d) and (e), collectively, "Permitted Encumbrances"). Such Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage(s), or materially and adversely affect the current use or value of the related Mortgaged Property or the current ability of such Mortgaged Property to generate Net Operating Income sufficient to service the Mortgage Loan. None of the Permitted Encumbrances are senior mortgage liens. If the related Mortgaged Property is operated as a healthcare facility or a hospitality property, a UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property of the related Borrower granted under such Mortgage and/or any related security agreement, chattel mortgage or equivalent document related to and delivered in connection with such Mortgage Loan, and such document or documents establish and create a valid and, subject to the exceptions in paragraph 12 below, enforceable first lien and first priority security interest in the property of the related Borrower described therein, subject to any purchase money security interest or any security interest to secure a line of credit or similar financing.

                6. Except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as Herndon where part of the Mortgaged Property was omitted from the title insurance policy (such exception applying only to such omitted part of the Mortgaged Property), the lien of each related Mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company or its subsidiary, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of any Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such Mortgage Loan). Such title policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to Seller's knowledge as of the Closing Date, no material claims have been made thereunder and no claims have been paid thereunder (and Seller has not received notice of any material claims having been made or paid thereunder). No holder of the related Mortgage has done, by act or omission, anything that would, and Seller has no actual knowledge of any other circumstance that would, materially impair the coverage under such title policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser, such title policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser without the consent of or notice to the insurer. To Seller's knowledge, the insurance company that issued (or is obligated to issue) such title policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

                7. Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note, except that certain post-closing conditions or requirements that would either be reasonably acceptable to a prudent commercial lender or that would not otherwise materially and adversely affect the security intended to be provided for the related Mortgage Loan, may not have yet been completed.

                8. There is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Mortgage Loan (including the defense of usury), nor will the operation of any of the terms of such Mortgage Loan, or the exercise of any rights thereunder, render the Mortgage Loan, the related Mortgage Note or the related Mortgage unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim.

To Seller's actual knowledge, no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect to any Mortgage Loan.

              9. Seller has not received actual notice and is not otherwise aware that (a) there is any proceeding pending or threatened for condemnation affecting all or a material portion of the related Mortgaged Property or (b) there is any damage at the related Mortgaged Property that materially and adversely affects the value of such Mortgaged Property (except in such case where an escrow of funds exists, or an effective insurance policy provides coverage, sufficient to effect the necessary repairs and maintenance).

              10. At origination, such Mortgage Loan complied in all material respects with all requirements of federal, state and local laws (including, without limitation, laws pertaining to usury) relating to the origination, funding and terms of such Mortgage Loan.

              11. The proceeds of such Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder.

              12. The Mortgage and Mortgage Note for such Mortgage Loan and all other documents to which the related Borrower is a party and which evidence or secure such Mortgage Loan, are each the legal, valid and binding obligations of the related Borrower (subject to any non-recourse provisions and any applicable state anti-deficiency legislation), enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, redemption, fraudulent conveyance, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity, and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provisions nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby.

              13. The related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying rating of at least AV from A.M. Best Company, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on the related Mortgaged Property, with (if applicable) an appropriate endorsement to avoid the application of any co-insurance provisions with respect to such Mortgaged Property, and is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by institutional lenders, and (except if such Mortgaged Property is operated as a mobile home park) by business interruption or rental loss insurance in an amount equal to the gross rentals for at least a 12-month period. In addition, no such insurance policy provides that it may be canceled, endorsed, altered or reissued to effect a change in coverage unless such insurer shall have first given the mortgagee under such Mortgage Loan thirty (30) days' prior written notice, and no notice has been received as of the date hereof; all premiums required to be paid on such policy have been paid; all such policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage Loan; and the related Mortgage obligates the related Borrower to maintain all such insurance and, at the related Borrower's failure to do so, authorizes the mortgagee under such Mortgage Loan to purchase such insurance at the related Borrower's cost and expense and to seek reimbursement from such Borrower. Furthermore, all insurance coverage required under the related Mortgage is in full force and effect with respect to the related Mortgaged Property, and if the related Mortgaged Property is located in a federally designated special flood hazard area, the related Borrower is required to maintain flood insurance in respect thereof (exclusive of any parking lot or unused or undeveloped portion thereof). To Seller's knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds, remaining after the repair or restoration of the related Mortgaged Property and payment of amounts due under the Mortgage Loan.

              14. Except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule as Corbus-Peppertree Lane Apartments, Pedersen Building, Petite Chateau Villa Mobile Home Park, Walnut Hills Apartments, Shady Acres Duplexes, Pine Shadows Estates, Beresford Retail, Blair Place Duplexes, 18714 Parthenia Street, Wishney, Vanguard Industrial Building and Brentwood Village Apartments where a limited environmental screen or assessment was obtained (collectively, the "Limited Environmental Report Loans") and except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule as Otay Distribution Center, Brentwood Apartments, Whitehall Apartments, 5004 Palisades, 727 & 727A 25th Street, Franklin's Tower One, Franklin's Tower Two, Holiday Inn Express, Carson Commerce Center, The Grove Shopping Center, Copeland Shopping Center, Long Street Townhouses, Garden Apartments, Madison Midtown Shopping Center, Cleveland Corners Shopping Center, Park Place Apartments, Levittown Professional Building, Carmel Towers, The Town Center, Ramada Inn-Elizabethtown, Oasis Surgery Center, Barefoot Bay Medical Office Center, Presidio Plaza, 904-912 21st Avenue, Frisco South Shopping Center, North Dixie Commerce Center, Meadowlark Apartments, 6839-6841 Lennox Avenue, 17732 Sherman Way, Pacific Winds Apartments, Datura Station, Park View Cooperative, H & Z Office Building, Nassau Bay Villas Apartments, 2180 West First Street, Madrid Apartments, Wal-Mart Shopping Center, Stratford Apartments, Edgewater Bay Apartments, 420 Group, Lake Forest North Apartments, CompuChem Industrial, A. E. Larson Building, Highlander Square Apartments, Hillcrest Crossing, Arroyo Shopping Center, Palmer Highway Shopping Center, Somerset Apartments, Vanowen Street Retail Center, Stanford Place Apartments, Garnet Avenue Shopping Center, The Chalet Apartments, Galt Ocean Plaza, Heritage House Apartments, Arlington Manor Mobile Home Park, Fox Tile, 471 Prospect Street, Centennial Apartments, Glendale Apartments, Notre Dame Apartments, Somers Apartments, Muse Apartments and C. Martin Company where no environmental screen or assessment was obtained (collectively, the "Waived Environmental Report Loans"), but for which the related Mortgaged Property for such Limited Environmental Report Loans and Waived Environmental Report Loans, is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against possible losses arising from certain environmental circumstances or conditions, a "Phase I" environmental site assessment meeting ASTM requirements (or an update of a previously conducted assessment) was performed by a licensed third-party professional experienced in environmental matters with respect to the related Mortgaged Property within the 24-month period prior to the Closing Date, and in the case of the Mortgage Loans identified on the Mortgage Loan Schedule as Zion Street Apartments and 58-38 Page Place a "Phase II" environmental site assessment was performed in connection with the origination of each such loan. Either (x) the related environmental reports did not reveal any known circumstances or conditions with respect to the related Mortgaged Property that rendered such Mortgaged Property, at the date(s) of such environmental report(s), in material violation of any applicable environmental laws or (y) if any such environmental report did reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then either (i) the expenditure of funds necessary to effect such remediation is not material in relation to the outstanding principal balance of the related Mortgage Loan, or
(ii) a sufficient escrow of funds exists for purposes of effecting such remediation, or (iii) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (iv) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against possible losses arising from such circumstances and conditions. Seller has no knowledge of any environmental condition or circumstance affecting such Mortgaged Property and not disclosed in the related environmental report(s), which would impact such Mortgaged Property's soil or groundwater quality or require remediation by the related Borrower under applicable environmental law. All such environmental assessments that were in the possession of the Seller and that relate to a Mortgaged Property which is insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy. The related Mortgage or other loan documents contain covenants on the part of the related Borrower requiring its compliance with applicable federal and state environmental laws and regulations in respect of the related Mortgaged Property. The Seller has not taken any action with respect to any Mortgage Loan or the related Mortgaged Property that could subject the Purchaser or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA").

              15. Except as indicated on the Mortgage Loan Schedule, such Mortgage Loan is not cross-collateralized with other Mortgage Loans in the Mortgage Pool. Such Mortgage Loan is not cross-collateralized with a mortgage loan outside the Mortgage Pool.

              16. The terms of the Mortgage Note and Mortgage for such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except by written instrument which is specifically set forth in the related Mortgage File; no Mortgage has been satisfied, canceled, rescinded or subordinated, no material portion of the related Mortgaged Property has been released, and no instrument has been executed that would effect any such satisfaction, cancellation, subordination or rescission; to the best knowledge of the Seller and to the extent not covered by any other representation in this Exhibit C, there has been no assumption or material modification to the terms of the Mortgage Loan after March 15, 2000.

              17. There are no delinquent taxes, ground rents, water charges, sewer rents, or other similar outstanding charges affecting the related Mortgaged Property that are not otherwise covered by an escrow of funds sufficient to pay such charges.

              18. The interest of the Borrower in the related Mortgaged Property consists of a fee simple and/or leasehold estate or interest in real property.

              19. Such Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

              20. The assignment of the related Mortgage to the Purchaser has been duly authorized, executed and delivered by Seller, is in a recordable form and constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Purchaser, and the assignment of the related Assignment of Leases, if any, or of any other agreement executed in connection with such Mortgage Loan to the Purchaser constitutes the legal, valid and binding assignment thereof from the relevant assignor to the Purchaser.

              21. All escrow deposits (including capital improvements and environmental remediation reserves) relating to such Mortgage Loan that were required to be delivered to the lender under the terms of the related loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrows and deposits are conveyed hereunder to the Trust.

              22. As of the date of origination of such Mortgage Loan and as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage(s).

              23. Except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as Bayridge Apartments where three buildings encroach into building restriction lines and title insurance was not obtained with respect thereto; no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such property to any material extent (except to the extent that it may constitute a legal non-conforming use or structure or title insurance was provided with respect thereto); no improvements on adjoining properties materially encroach upon such Mortgaged Property to any material extent; and no improvement located on or forming part of such Mortgaged Property is in material violation of any applicable zoning laws or ordinances and any non-material violation does not materially and adversely affect the value of such Mortgaged Property (provided, however, that, although it does not constitute a violation of law, the improvements on such Mortgaged Property may constitute a legal non-conforming use or structure).

              24. To the extent required under applicable law as of the Closing Date and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

              25. There is no material default, breach or event of acceleration existing under the related Mortgage or Mortgage Note, and Seller has not, without having reviewed any public records, received notice of any event (other than payments due but not yet 30 days' delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any other paragraph of this Exhibit C and provided, further, that certain post-closing conditions or requirements may not have yet been completed.

              26. If such Mortgage Loan is secured in whole or in part by the interest of a Borrower under a Ground Lease and by the related fee interest, such fee interest is encumbered by the related Mortgage, and the related Mortgage does not by its terms provide that it will be subordinated to the lien of any mortgage or any other lien upon such fee interest.

              27. Such Mortgage Loan does not contain any equity participation by the lender, provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, except for ARD Loans, provide for the negative amortization of interest.

              28. No holder of such Mortgage Loan has, to Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by thirty (30) days the first Due Date under the related Mortgage Note.

              29. To Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans, as of the date of origination of such Mortgage Loan, (a)(i) the related Borrower was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership of the related Mortgaged Property as it was then operated and
(ii) with respect to each Mortgaged Property improved by a hotel or health care facility, the related Borrower was in possession of all material licenses, permits and authorizations required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated, and (b) all such licenses, permits and authorizations were valid and in full force and effect.

              30. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 12 above) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

              31. Such Mortgage Loan is (and, if such Mortgage loan is an asset of a Loan REMIC, the related Loan REMIC Regular Interest also is) a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

              32. No fraud with respect to such Mortgage Loan has taken place on the part of Seller in connection with the origination of such Mortgage Loan.

              33. The terms of such Mortgage Loan provide or, at lender's option, permit, and the terms of the Pooling and Servicing Agreement and any Sub-Servicing Agreement to which such Mortgage Loan is subject provide for purposes of calculating distributions on the Certificates and additional compensation payable to the Master Servicer, the Special Servicer and any related Sub-Servicer, that payments on and proceeds of such Mortgage Loan will be applied to principal and interest at the related Mortgage Rate (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) due and owing at the time such payments or proceeds are received, prior to being applied to any Default Charges, assumption fees and modification fees then due and owing.

              34. The origination, servicing and collection practices used with respect to such Mortgage Loan have been in all material respects legal and have met generally accepted servicing standards for similar commercial and multifamily mortgage loans.

              35. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage); and such Assignment of Leases creates in favor of the holder, a valid, perfected and (subject to the exceptions set forth in paragraph 12 above) enforceable lien of the same priority as the related Mortgage, in the property and rights described therein; provided that the enforceability of such lien is subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by general principles of equity. Seller has the full right to assign to the Purchaser such Assignment of Leases and the lien created thereby as described in the immediately preceding sentence. No Person other than the Borrower owns any interest in any payments due under the related leases. The related Mortgage or such Assignment of Leases provides for the appointment of a receiver for rents or allows the lender to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of a default.

              36. Without having reviewed any public records since origination, Seller has no knowledge that the related Mortgaged Property is encumbered by any debt other than the related Mortgage Loan or another Mortgage Loan.

              37. Subject to a one-time (or, in the case of certain Mortgage Loans, a multiple-time) transfer right allowed in accordance with certain provisions set forth in the related Mortgage, the related Mortgage contains a "due-on-sale" clause which provides for the acceleration of, or permits the lender to accelerate, the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of the Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan documents, the related Borrower transfers ownership of the related Mortgaged Property subject to such Mortgage or, any controlling interest in the related Borrower is directly or indirectly transferred or sold.

              38. Seller has not waived any claims against the related Borrower or any related guarantor under any non-recourse exceptions contained in the related Mortgage Note.

              39. The related Mortgage and/or Mortgage Note provides that the related Borrower shall be fully and personally liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the lender by reason of or in connection with and to the extent of any material fraud or intentional and material misrepresentation by the related Borrower in connection with such Mortgage Loan.

              40. If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date, and it provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is approximately five (5) to fifteen (15) years following the origination of such Mortgage Loan; (iii) except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as Federal Express Facility, no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Scheduled P&I Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures; and (v) except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as Federal Express Facility, if the property manager for the related Mortgaged Property can be removed by or at the direction of the lender on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Rate on such Mortgage Loan's Anticipated Repayment Date.

              41. At origination of such Mortgage Loan, the related Borrower was not, to Seller's knowledge (based on customary and usual due diligence conducted by prudent institutional commercial mortgage lenders), a debtor in any pending state or federal bankruptcy or insolvency proceeding. Furthermore, at the Closing Date, without having reviewed any public records, Seller has no knowledge that the related Borrower was a debtor in any pending state or federal bankruptcy or insolvency proceeding.

              42. The servicing and collection practices used with respect to such Mortgage Loan have in all material respects been legal and met customary standards used by institutional lenders with respect to comparable mortgage loans.

              43. Without having reviewed any public records since origination, Seller has no knowledge of any pending litigation or other legal proceedings involving the related Borrower or the related Mortgaged Property that can reasonably be expected to materially interfere with the security intended to be provided by the related Mortgage, the current use of the related Mortgaged Property, or the current ability of the Mortgaged Property to generate net cash flow sufficient to service the Mortgage Loan.

              44. If such Mortgage Loan had a Cut-off Date Balance greater than $5,000,000, the related Borrower has provided in its organizational documents and/or covenanted in the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property, Mortgaged Properties securing other Mortgage Loans and assets incidental to its ownership and operation of such Mortgaged Property or Properties; and to Seller's knowledge, at the time of origination of such Mortgage Loan, the related Borrower was in compliance with such provisions/covenants.

              45. Except in cases where the related Mortgage Note or the related Mortgage provide for (a) a release of a portion of the related Mortgaged Property, which portion was not considered material for purposes of underwriting the Mortgage Loan or (b) a release of a portion of the related Mortgaged Property conditioned upon the satisfaction of certain underwriting and legal requirements, property performance requirements and/or the payment of a release price, neither the related Mortgage Note nor the related Mortgage requires the lender to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan.

              46. Such Mortgage Loan does not permit the related Mortgaged Property to be encumbered subsequent to the Closing Date by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof.

              47. With respect to any Mortgage Loan that is a Defeasance Loan, except for the Mortgage Loan identified on the Mortgage Loan Schedule as Heritage House, the related Mortgage Note or Mortgage provides that (a) the Defeasance Option is not exercisable prior to a date that is at least two (2) years following the Startup Day for REMIC I (or, if such Mortgage Loan is an asset of a Loan REMIC, for such Loan REMIC) and (b) the Borrower will not be liable for any shortfalls from the Defeasance Collateral or otherwise become subject to recourse liability with respect to the Defeasance Loan except to the extent so liable prior to defeasance; and, further, contains no provision that would result in a new Borrower on the Defeasance Loan without the consent of the related lender (unless such new Borrower is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan). In addition, each Mortgage loan that is a Defeasance Loan permits defeasance (i) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) and (ii) to Seller's knowledge, only for the purpose of facilitating the disposition of mortgaged real property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

              48. If the Mortgage Loan permits defeasance, then the related Mortgage or other related loan document provides that the related Borrower shall pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or, with respect to opinions of counsel, provide all such opinions including a REMIC opinion.

              49. If the Mortgage in respect of any Mortgage Loan is a deed of trust, (A) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (B) except in connection with a trustee's sale after default by the related Borrower, no fees or expenses are payable to such trustee by Seller or any subsequent mortgagee.

              50. The related Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

              51. If such Mortgage Loan is secured by the interest of the related Borrower as a lessee under a Ground Lease covering all or any material portion of the related Mortgaged Property, but not by the related fee interest in such Mortgaged Property or portion thereof:

              (A) As of the origination of such Mortgage Loan, such Ground Lease was in full force and effect and, to Seller's knowledge, no material default existed under such Ground Lease nor did any estoppel from the related ground lessor indicate a material incipient default; Seller has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease; and, as of the Closing Date, Seller has not received written notice of any material default under such Ground Lease;

              (B) Either (1) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (2) the related ground lessor has granted the holder of the Mortgage Loan notice of and the right to cure any default or breach by the ground lessee (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease);

              (C) Upon the foreclosure of such Mortgage Loan or acceptance of a deed in lieu thereof (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease), the related Ground Lease is assignable to the lender under such Mortgage Loan and its assigns without the consent of the ground lessor thereunder (or such consent, if required, cannot be unreasonably withheld);

              (D) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

              (E) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances;

              (F) Such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, provides that (provided that, to the extent required by such Ground Lease or estoppel letter, the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease) no notice of termination given under such Ground Lease is effective against the holder unless a copy has been delivered to such lender in the manner described in such Ground Lease, to the extent the manner of delivery is described in such Ground Lease or estoppel letter;

              (G) Such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, requires the ground lessor to enter into a new lease with the holder of such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease);

              (H) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the holder of such Mortgage Loan if it becomes the owner of such leasehold interest) that extends not less than the earlier to occur of (i) 20 years beyond the stated maturity of such Mortgage Loan or (ii) 10 years beyond the amortization period of such Mortgage Loan;

              (I) Under the terms of such Ground Lease, or an estoppel letter or other agreement received by the originator of the Mortgage Loan from the ground lessor, and the related Mortgage, taken together (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease), any related insurance proceeds or condemnation proceeds with respect to the leasehold interest will be applied either (1) to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where the Ground Lease contains a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (2) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

              (J) Except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as Herndon, such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and

              (K) Such Ground Lease may not be amended, modified or, except in the case of a default, canceled or terminated without the prior written consent of the holder of the Mortgage Loan, and any such action without such consent is not binding on such holder, provided that such holder has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

              52. Neither the related Mortgage Note nor the related Mortgage contain provisions limiting the right or ability of Seller to assign, transfer and convey such documents.

              53. Each Mortgaged Property constitutes one or more complete separate tax lots.

              54. Seller has inspected or caused to be inspected each related Mortgaged Property within the 24 months preceding the Cut-off Date.

              55. The related Mortgage requires the related Borrower to provide the holder of such Mortgage with annual operating statements, rent rolls and related information.

              56. The related Mortgage or other related loan document provides that the Borrower shall pay any fees payable to a Rating Agency in connection with the approval of an assumption of the related Mortgage Loan (if such Mortgage or other related loan document provides that Rating Agency approval is a specific condition precedent thereto).

              57. The related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date.

              58. The related Mortgage or Mortgage Note provides that scheduled payments of principal and/or interest on the related Mortgage Loan are due on the first day or first Business Day of each month.

                                   EXHIBIT D-1

                             FORM OF CERTIFICATE OF
                       A SECRETARY OR ASSISTANT SECRETARY
                        OF SALOMON BROTHERS REALTY CORP.

      Certificate of [Assistant] Secretary of Salomon Brothers Realty Corp.

              I, __________________, hereby certify that I am a duly elected and acting [Assistant] Secretary of Salomon Brothers Realty Corp. (the "Company"), and certify further as follows:

2. The Company is a corporation duly organized and validly existing under the laws of the State of New York;

3. Attached hereto as Exhibit A is a true, correct and complete copy of the organizational documents of the Company, as in full force and effect on the date hereof;

4. Attached hereto as Exhibit B is a certificate of the Secretary of State of the State of New York, issued within 10 days of the date hereof with respect to the good standing of the Company;

5. Since the date of the certificate attached hereto as Exhibit B, the Company has not received any notification from the Secretary of the State of New York, or from any other source, that the Company is not in good standing in New York;

6. Attached hereto as Exhibit C are the resolutions of the board of directors of the Company authorizing the transactions contemplated by the Mortgage Loan Purchase Agreement dated as June 5, 2000 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company.

7. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Company are pending or contemplated; and

8.     Each person who, as an officer or representative of the Company, signed
       (a) the Mortgage Loan Purchase Agreement, (b) the Indemnification Agreement dated as of June 5, 2000 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets Inc. and Chase Securities Inc., and (c) any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the foregoing documents, was, at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on such documents are their genuine signatures.

              Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.


                                     D-1-1

                            [SIGNATURE PAGE FOLLOWS]


                                     D-1-2

              IN WITNESS WHEREOF, I have hereunto signed my name as of June ___, 2000.

                                               By:
                                                   -----------------------------
                                              Name:
                                              Title:     [Assistant] Secretary

              The undersigned, an officer of the Company hereby certifies that ________________________ is the duly elected and qualified and acting [Assistant] Secretary of the Company and that the signature appearing above is his/her genuine signature.

              IN WITNESS WHEREOF, I have hereunto signed my name as of June ___, 2000.

                                               By:
                                                   -----------------------------
                                              Name:
                                              Title:


                                     D-1-3

                                   EXHIBIT D-2

                             FORM OF CERTIFICATE OF
                          SALOMON BROTHERS REALTY CORP.

                  Certificate of Salomon Brothers Realty Corp.

              In connection with the execution and delivery by Salomon Brothers Realty Corp. (the "Company") of, and the consummation of the transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of June 5, 2000 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company, the Company hereby certifies that (i) its representations and warranties set forth in the Mortgage Loan Purchase Agreement and in the Indemnification Agreement dated as of June 5, 2000, among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc. and Chase Securities Inc. (the "Indemnification Agreement"; and, collectively with the Mortgage Loan Purchase Agreement, the "Agreements"), are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) it has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

              Certified this ___ day of June, 2000.

                                                SALOMON BROTHERS REALTY CORP.

                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:


                                      D-2-1

                                  EXHIBIT D-3A

                     FORM OF OPINION OF IN-HOUSE COUNSEL TO
                                   THE SELLER

                                 June ___, 2000

Addressees listed on Exhibit A hereto

              Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through
                     Certificates, Series 2000-C1

Ladies and Gentlemen:

              This opinion is being provided to you by ____________ pursuant to
Section 7(g) the Mortgage Loan Purchase Agreement, dated as of June 5, 2000 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and Salomon Brothers Realty Corp. (the "Company"), relating to the sale by the Company of certain mortgage loans (the "Mortgage Loans"). I have also acted as counsel to the Company in connection with its entering into the Indemnification Agreement dated as of June ___, 2000 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc. and Chase Securities Inc. The Mortgage Loan Purchase Agreement and the Indemnification Agreement are collectively referred to herein as the "Agreements". Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

              I have examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons and other documents, agreements and instruments and have made such other investigations as I have deemed necessary or appropriate for purposes of this opinion.

              Based upon the foregoing, I am of the opinion that:

1. The Company is a validly existing ______________ in good standing under the laws of the State of _____, with corporate power and authority under such laws to own its properties and assets and to conduct its business as contemplated in the Agreements and to enter into and perform its obligations under the Agreements.

2. Each Agreement has been duly authorized, executed and delivered by the Company.

3. No consent, approval, authorization or order of any court, governmental agency or body is required in connection with the execution and delivery by the Company of the


                                     D-3A-1

       Agreements, except for those consents, approvals, authorizations or orders that previously have been obtained.

4. The transfer of the Mortgage Loans as provided in the Agreements and the fulfillment of the other terms of the Agreements will not conflict with or result in a violation of the [Articles of Incorporation or the By-laws] of the Company or any agreement, instrument, order, writ, judgment or decree known to me to which the Company is a party or is subject.

5. To the best of my knowledge, there are no actions or proceedings against the Company, pending (with regard to which the Company has received service of process) or overtly threatened in writing before any court, governmental agency or arbitrator which affect the enforceability of the Agreements, or which would draw into question the validity of the Agreements or any action taken or to be taken in connection with the Company's obligations contemplated therein, or which would materially impair the Company's ability to perform under the terms of the Agreements.

              The opinions expressed herein are limited to the laws of the State of New York and the federal law of the United States.

              This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon without my express written consent.

                                              Very truly yours,



                                     D-3A-2

                                  EXHIBIT D-3B

             FORM OF OPINION OF SIDLEY & AUSTIN, SPECIAL COUNSEL TO
                                   THE SELLER

                                     June _____, 2000

Salomon Brothers Mortgage                    Standard & Poor's Rating Services,
   Securities VII, Inc.                         a division of The McGraw-Hill
388 Greenwich Street                            Companies, Inc.
New York, New York 10013                     55 Water Street, 41st Floor
                                             New York, New York  10004

Salomon Smith Barney Inc.                    Moody's Investors Service, Inc.
388 Greenwich Street                         99 Church Street
New York, New York 10013                     New York, New York 10007

Greenwich Capital Markets, Inc.              Salomon Brothers Realty Corp.
600 Steamboat Road                           388 Greenwich Street
Greenwich, Connecticut 06830                 New York, New York 10013

Chase Securities Inc.                        Norwest Bank Minnesota,
270 Park Avenue                                 National Association
New York, New York 10017                     45 Broadway, 12th Floor
                                             New York, New York 10006

              Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

              We have acted as special counsel to Salomon Brothers Realty Corp. ("SBRC") with respect to certain matters in connection with the transactions contemplated by that certain Mortgage Loan Purchase Agreement, dated as of June 5, 2000 (the "Mortgage Loan Purchase Agreement"), between SBRC, as seller, and Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII"), as purchaser.

              This opinion letter is being provided to you pursuant to Section 7(h) of the Mortgage Loan Purchase Agreement. Capitalized terms not defined herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Mortgage Loan Purchase Agreement.

              For the purposes of this opinion letter, we have reviewed the Mortgage Loan Purchase Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates


                                     D-3B-1
from and made such inquiries of officers and representatives of the parties to the Mortgage Loan Purchase Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters material to this opinion contained in the Mortgage Loan Purchase Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to the authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of the parties to the Mortgage Loan Purchase Agreement and the valid existence of each such entity in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of the parties to the Mortgage Loan Purchase Agreement to enter into, perform under and consummate the transactions contemplated by the Mortgage Loan Purchase Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Mortgage Loan Purchase Agreement by the parties thereto, (ix) except as expressly addressed below, the constitution of the Mortgage Loan Purchase Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Mortgage Loan Purchase Agreement, as expressed therein. In delivering this opinion letter, we do not express any opinions concerning the laws of any jurisdiction other than the laws of the State of New York (without regard to conflicts of laws principles).

              Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum,


                                     D-3B-2
to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

              Based upon and subject to the foregoing, we are of the opinion that the Mortgage Loan Purchase Agreement constitutes a valid, legal and binding agreement of SBRC, enforceable against SBRC in accordance with its terms.

              The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is being delivered solely for your benefit in connection with the transactions contemplated by the Mortgage Loan Purchase Agreement. Accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                                  Very truly yours,


                                     D-3B-3

NEWYORK  166883v17


                                     D-3B-4

                                   EXHIBIT M-2

                       FORM OF GCFP MORTGAGE LOAN PURCHASE
                               AND SALE AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT

              This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of June 5, 2000, between Greenwich Capital Financial Products, Inc., a Delaware corporation ("GCFP"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation ("SBMS VII"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

              GCFP desires to sell, assign, transfer and otherwise convey to SBMS VII, without recourse, and SBMS VII desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

              SBMS VII intends to create a trust (the "Trust"), the primary assets of which will be the Mortgage Loans and certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among SBMS VII as depositor, GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that SBMS VII will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

              SBMS VII intends to sell the Registered Certificates to Salomon Smith Barney Inc. ("Salomon"), Greenwich Capital Markets, Inc. ("Greenwich Capital") and Chase Securities Inc. ("Chase"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among SBMS VII, Salomon, Greenwich Capital and Chase; and SBMS VII intends to sell the remaining Certificates (the "Non-Registered Certificates") to Salomon, Greenwich Capital and Chase, pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"), among SBMS VII, Salomon, Greenwich Capital and Chase. The Registered Certificates are more fully described in the prospectus dated June 5, 2000

(the "Basic Prospectus"), and the supplement to the Basic Prospectus dated June 5, 2000 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated June 5, 2000 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

              GCFP will indemnify SBMS VII, Salomon, Greenwich Capital, Chase and certain related parties with respect to the disclosure regarding the Mortgage Loans and GCFP contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated the date hereof (the "Indemnification Agreement"), among GCFP, SBMS VII, Salomon, Greenwich Capital and Chase.

              Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

              SECTION 1. Agreement to Purchase.

              The Seller agrees to sell, assign, transfer and otherwise convey (without recourse) to the Purchaser, and the Purchaser agrees to purchase, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on June 28, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on June 1, 2000 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $486,023,600, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be as set forth in the price confirmation between the Seller and the Purchaser, together with accrued interest at their respective Net Mortgage Rates from and including the Cut-off Date to but not including the Closing Date, and shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date (or by such other method as shall be mutually acceptable to the parties hereto).

              SECTION 2  Conveyance of the Mortgage Loans.

              (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date. The Seller shall, within 15 days of the discovery of an error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement.

              (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

              (c) On or before the Closing Date, the Seller shall, at its expense, deliver or cause to be delivered to the Purchaser or its designee the Mortgage File and any Additional Collateral (other than reserve funds) with respect to each Mortgage Loan. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in the preceding sentence shall be the Trustee.

              If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related Mortgage File, solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall notify the Purchaser, in writing, of such delay (unless the Trustee shall have provided the Purchaser with an exception report indicating such delay), and the Seller shall deliver such documents to the Purchaser or its designee promptly upon the Seller's receipt thereof.

              In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, on or before the Closing Date, the following items: (i) copies of the Mortgage Files for the respective Original Mortgage Loans, (ii) originals or copies of all financial statements, appraisals, environmental/ engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File in accordance with the definition thereof, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans; and (iii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) -
(iii) of the preceding sentence shall be the Master Servicer.

              The Seller shall also provide to the Master Servicer and the Certificate Administrator the initial data on the Mortgage Loans (as of the Closing Date or the most recent earlier date for which such data is available) contemplated by the Loan Set-up File, the Loan Periodic Update File, the Operating Statement Analysis Report and the Property File.

              (d) The Seller shall be responsible for all costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer. If any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, and the Seller is given notice to this effect by the Purchaser or its designee, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents that the Purchaser has been unable to record.

              (e) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

              (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

              SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

              The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4.

              SECTION 4. Representations, Warranties and Covenants of the
Seller.

              (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B.

              (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty) to and for the benefit of the Purchaser, each of the representations and warrantees set forth in Exhibit C.

              (c) It is understood and agreed that the representations and warranties set forth in this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

              SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

              (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller that there has been a Material Breach or a Material Document Defect, the Seller shall, subject to subsection (b) below, (i) cure such Material Breach in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price, to be deposited or delivered in accordance with the directions of the Purchaser; provided that if (i) any such Material Breach does not relate to whether the Defective Mortgage Loan was, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a

"Qualified Mortgage"), (ii) such Material Breach is capable of being cured but not within such 90-day period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach within such 90-day period, (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof setting forth the reason that such Material Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach will be cured within an additional period not to exceed 90 more days, and (v) the Defective Mortgage Loan is not a Specially Serviced Mortgage Loan under the Pooling and Servicing Agreement, then the Seller shall have up to an additional 90 days to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or a Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (x) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (y) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis (subject to any right of a Designated Sub-Servicer to continue to sub-service such Defective Mortgage Loan as set forth in the related Designated Sub-Servicer Agreement). The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or a Material Document Defect, but if the Seller discovers a Material Breach with respect to a Mortgage Loan, it will notify the Purchaser.

              Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall
(i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent cure of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the related date of substitution) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

              If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

              It is understood and agreed that the obligations of the Seller set forth in this Section 5(a) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to a Breach or Document Defect.

              For purposes of the application of remedies (but not for purposes of determining if there is a Material Breach or Material Document Defect) under this Section 5(a), any group of two or more Mortgage Loans that are cross-collateralized with each other shall be treated as a single Mortgage Loan.

              (b) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Trustee as assignee of the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder and (ii) the Purchaser or its assignee shall release or cause the release to the Seller or its designee of the Mortgage File, any Additional Collateral, the Servicing File and any Escrow Payments and/or Reserve Funds held by or on behalf of the Purchaser (or its assignee) with respect to such Mortgage Loan.

              SECTION 6. Closing.

              The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

              The Closing shall be subject to each of the following conditions:

              (a) All of the representations and warranties of the Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

              (b) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as it affects the obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

              (c) The Seller shall have delivered and released to the Purchaser or its designee, all documents and funds required to be so delivered pursuant to Section 2 of this Agreement;

              (d) The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to
              Section 3 hereof shall be satisfactory to the Purchaser in its sole determination;

              (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

              (f) The Seller shall have paid all fees, costs and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

              (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

              Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

              SECTION 7. Closing Documents.

              The Closing Documents shall consist of the following:

              (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

              (b) The Pooling and Servicing Agreement duly executed and delivered by SBMS VII, the Master Servicer, the Special Servicer and the Trustee;

              (c) The Indemnification Agreement dated as of June 5, 2000; duly executed and delivered by GCFP, the Depositor and each of Salomon, Greenwich Capital and Chase;

              (d) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Purchaser, Salomon, Greenwich Capital, Chase and the Rating Agencies (collectively, the "Interested Parties") may rely, attaching thereto as exhibits the organizational documents of the Seller, as in full force and effect on the date hereof, and the Resolutions described in (g) below;

              (e) A certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware, dated not earlier than 10 days prior to the Closing Date;

              (f) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Interested Parties may rely;

              (g) Resolutions of the Seller authorizing the transactions contemplated by this Agreement, which resolutions will be in full force and effect, and will not have been rescinded, as of the Closing Date;

              (h) A written opinion of in-house counsel for the Seller, substantially in the form of Exhibit D-3A hereto (with any modifications required by any Rating Agency, and subject to such reasonable assumptions, qualifications and limitations as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to SBMS VII, each of the other parties to the Pooling and Servicing Agreement, Salomon, Greenwich Capital, Chase and each Rating Agency; a written opinion of Sidley & Austin as special counsel for the Seller, substantially in the form of Exhibit D-3B hereto (with any modifications required by any Rating Agency, and subject to such reasonable assumptions, qualifications and limitations as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to SBMS VII, each of the other parties to the Pooling and Servicing Agreement, Salomon, Greenwich Capital, Chase and each Rating Agency; and such other written opinions as may be required by a Rating Agency (including, without limitation, a favorable opinion as to the "true sale" characterization of the transfer of the Mortgage Loans contemplated by this Agreement);

              (i) One or more accountants' comfort letters relating to the information regarding the Mortgage Loans contained in the Prospectus and Memorandum that is of a statistical nature; and

              (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

              SECTION 8. Costs.

              Any costs and expenses incurred by either party hereto in connection with the transactions contemplated hereunder shall be borne by the parties in accordance with the terms of the Joint Securitization Term Sheet, dated January 26, 2000 (the "Term Sheet") between Salomon Smith Barney, Inc. and Greenwich Capital Markets, Inc.

              SECTION 9. Notices.

              All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 388 Greenwich Street, New York, New York 10013, attention: Angela Hutzel, facsimile no. 212-816-8306, or to such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and, if to the Seller, addressed to the Seller at 600 Steamboat Road, Greenwich, Connecticut 06830, attention: Mark Jarrell, facsimile no.: (203) 618-2134, or to such other address or facsimile number as may hereafter be furnished to the Purchaser in writing by the Seller. A copy of any such notice to the Seller shall be delivered concurrently by the same means to: Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, attention: MBS Operations.

              SECTION 10. Characterization.

              The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by SBMS VII to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser or any successor thereto of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and
(e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser or any successor thereto for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

              SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

              All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser.

              SECTION 12. Severability of Provisions.

              Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

              SECTION 13. Counterparts.

              This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

              SECTION 14. GOVERNING LAW.

              THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

              SECTION 15. Further Assurances.

              The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

              SECTION 16. Successors and Assigns.

              The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, SBMS VII is expressly authorized to assign it rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

              SECTION 17. Amendments.

              (a) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

              (b) Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, no amendment of the Pooling and Servicing Agreement that increases the obligations of or otherwise adversely affects the Seller, shall be effective against the Seller.

              SECTION 18. Assumption Expenses.

              The Seller agrees to indemnify the Purchaser for the normal and customary expenses incurred by the Trust in connection with an assumption, to the extent that the related Mortgage Loan documents do not require the related Borrower to pay all expenses incurred in connection with such assumption, provided that the Seller is notified promptly after the related Borrower asserts that it is not obligated to pay such expenses. The Seller will have five business days following such notice to respond with a proposed resolution. The Purchaser shall cooperate with the Seller in providing a copy of the relevant portion of the Mortgage Loan documents and the Borrower's basis for asserting no liability.

              SECTION 19. Entire Agreement.

              Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

              IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                                 GREENWICH CAPITAL FINANCIAL
                                                 PRODUCTS, INC.

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                                                 SALOMON BROTHERS MORTGAGE
                                                 SECURITIES VII, INC.

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [See Attached Schedule]








                                    Exh A-1

                      CONTROL   MORTGAGE LOAN
LOAN NUMBER           NUMBER       SELLER        LOAN/PROPERTY NAME                     PROPERTY ADDRESS
----------------------------------------------------------------------------------------------------------------------------------
03-0812021a              2          GCFP      Jovanna Villas Apartments             2720 West Serene Avenue
03-0812021b              3          GCFP      Los Cabos II Apartments               4701 Lawerence Street
03-0810209               4          GCFP      Sunrise Plaza Shopping Center         620-696 Blossom Hill Road
HHCC0062                 5          GCFP      Hasbrouck & Torview Apartments        16A Kensington Circle
9902010037               8          GCFP      Holiday Inn Somerset                  195 Davidson Avenue
03-0812009               9          GCFP      Southridge Shopping Center            1300-1450 Mendota Road
9903010048              10          GCFP      Stewart Plaza                         370-494 North Mountain Avenue
03-0810176              11          GCFP      The Carriage Building (Building 39)   39 First Avenue
9904010057              12          GCFP      1000 Adams Avenue                     1000 Adams Avenue
03-0812750              13          GCFP      101 West Avenue                       101 West Avenue
03-0810693              14          GCFP      Clearview Farms Apartments            306 Robert Quigley Drive
03-0810134              15          GCFP      The TJ Building                       930 Flushing Avenue
03-0812008              16          GCFP      International Precision Components    28468 & 28251 North Ballard Road
                                              Corp. Building
9908010077              17          GCFP      480 Sprague Street                    480 Sprague Street
03-0812751              18          GCFP      990 Spring Garden Street              990 Spring Garden Street
03-0810647              20          GCFP      655 Merrick Avenue                    655 Merrick Avenue
9906020003              21          GCFP      Nicholson Plaza                       5000-5060 Nicholson Lane
03-0810192              22          GCFP      Ventura Village Shopping Center       21347 Ventura Boulevard
03-0810146              24          GCFP      Courtyard Center                      2404-2410 San Ramon Valley Boulevard
9904010055              25          GCFP      Raymour & Flanigan Plaza A            625-665 Boston Road
03-0810207              26          GCFP      4707 East Baseline Road               4707 East Baseline Road
9911010023              27          GCFP      Holiday Inn Arena                     2-8 Hawley Street
03-0810195              28          GCFP      Kentbrook Apartments                  9803 South 248th Street
9901010030              29          GCFP      Ramada Plaza Hotel and Office         One Ramada Plaza
                                              Building
20001020008             30          GCFP      Quail Park I                          801 South Rancho Drive
9902010043              31          GCFP      139 Main Street                       139 Main Street
9911010016              32          GCFP      Holiday Inn University                4105 Vestal Parkway East
03-0812500              33          GCFP      PRG - Scenic Technologies             6050 South Valley View Boulevard
9910010080              34          GCFP      Raymour & Flanigan Plaza B            490 New Park Avenue
9912020007              35          GCFP      West County Professional and Medical  14120-14180 Beach Boulevard
                                              Center
03-0810070              37          GCFP      15250 Avenue of Science               15250 Avenue of Science
03-0810074              38          GCFP      The Barnyard Retail Center            Highway One at Carmel Valley Road
03-0810184              39          GCFP      711 Madison Avenue                    25 East 63rd Street
03-0810202              41          GCFP      4001 Fairview Industrial Drive        4001 Fairview Industrial Drive Southeast
                                              Southeast
03-0810175              42          GCFP      The Parris Building (Building 34)     One First Avenue
03-0812501              45          GCFP      Days Inn Singer Island                2700 North Ocean Avenue
03-0810097              46          GCFP      The Sports Authority                  51-30 Northern Boulevard
03-0810119              47          GCFP      Grand Union Supermarket               Southwest Corner of Route 7A and Equinox
                                                                                    Terrace
9911020006              48          GCFP      Parklawn Center                       11910 Parklawn Drive
03-0810154              49          GCFP      Two World's Fair Drive                Two World's Fair Drive


LOAN NUMBER             CITY                     STATE       ZIP CODE         CUT-OFF DATE BALANCE            ORIGINAL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
03-0812021a          Las Vegas                    NV          89123               13,712,398.54                 13,750,000.00
03-0812021b          North Las Vegas              NV          89031                9,972,653.53                 10,000,000.00
03-0810209           San Jose                     CA          95123               14,887,462.50                 14,930,000.00
HHCC0062             Garnerville                  NY          10923               14,641,646.86                 14,700,000.00
9902010037           Somerset                     NJ          08873               12,899,823.81                 13,000,000.00
03-0812009           Inver Grove Heights          MN          55077               11,417,665.34                 11,442,000.00
9903010048           Upland                       CA          91786               11,180,811.13                 11,261,000.00
03-0810176           Charlestown                  MA          02129               10,957,229.98                 11,000,000.00
9904010057           Lower Providence Township    PA          19403               10,862,493.05                 10,920,000.00
03-0812750           Jenkintown                   PA          19046               10,334,868.59                 10,400,000.00
03-0810693           Scottsville                  NY          14546                9,745,437.85                  9,773,000.00
03-0810134           Brooklyn                     NY          11206                8,133,454.02                  8,200,000.00
03-0812008           Lake Forest                  IL          60045                8,028,928.29                  8,048,000.00

9908010077           Dedham                       MA          02026                7,973,179.25                  8,000,000.00
03-0812751           Philadelphia                 PA          19123                7,957,951.34                  7,980,000.00
03-0810647           Westbury                     NY          11590                6,959,929.00                  7,000,000.00
9906020003           Rockville                    MD          20852                6,834,741.86                  6,900,000.00
03-0810192           Woodland Hills               CA          91364                6,674,166.58                  6,690,000.00
03-0810146           San Ramon                    CA          94583                6,557,619.61                  6,600,000.00
9904010055           Springfield                  MA          01119                6,472,287.81                  6,500,000.00
03-0810207           Phoenix                      AZ          85040                6,269,162.87                  6,286,000.00
9911010023           Binghamton                   NY          13901                6,221,465.02                  6,300,000.00
03-0810195           Kent                         WA          98031                6,079,439.34                  6,100,000.00
9901010030           New Rochelle                 NY          10801                5,922,694.68                  6,000,000.00

20001020008          Las Vegas                    NV          89106                5,888,509.06                  5,900,000.00
9902010043           Cambridge                    MA          02142                5,657,038.58                  5,700,000.00
9911010016           Vestal                       NY          13850                5,431,437.71                  5,500,000.00
03-0812500           Las Vegas                    NV          89118                5,420,526.03                  5,475,000.00
9910010080           West Hartford                CT          06110                5,385,573.66                  5,400,000.00
9912020007           Westminster                  CA          92683                5,286,459.35                  5,300,000.00

03-0810070           San Diego                    CA          92128                5,259,510.24                  5,350,000.00
03-0810074           Carmel Valley                CA          93923                5,168,611.92                  5,250,000.00
03-0810184           New York                     NY          10021                5,151,514.54                  5,200,000.00
03-0810202           Salem                        OR          97302                4,836,599.49                  4,850,000.00

03-0810175           Charlestown                  MA          02129                4,768,465.71                  4,795,000.00
03-0812501           Singer Island                FL          33404                4,462,078.10                  4,500,000.00
03-0810097           Long Island City             NY          11377                4,460,072.55                  4,500,000.00
03-0810119           Manchester                   VT          05201                4,424,160.29                  4,468,462.62

9911020006           Rockville                    MD          20852                4,112,970.74                  4,125,000.00
03-0810154           Franklin                     NJ          08873                4,090,384.44                  4,115,000.00


LOAN NUMBER          MORTGAGE RATE
------------------------------------
03-0812021a              8.300%
03-0812021b              8.300%
03-0810209               8.140%
HHCC0062                 8.140%
9902010037               9.140%
03-0812009               8.670%
9903010048               7.920%
03-0810176               8.220%
9904010057               8.020%
03-0812750               7.685%
03-0810693               8.180%
03-0810134               8.430%
03-0812008               8.840%

9908010077               8.070%
03-0812751               8.260%
03-0810647               8.030%
9906020003               8.560%
03-0810192               8.220%
03-0810146               7.900%
9904010055               8.270%
03-0810207               8.380%
9911010023               8.060%
03-0810195               8.050%
9901010030               7.890%

20001020008              9.030%
9902010043               7.700%
9911010016               8.060%
03-0812500               8.310%
9910010080               8.390%
9912020007               8.560%

03-0810070               6.870%
03-0810074               7.000%
03-0810184               8.200%
03-0810202               8.260%

03-0810175               7.825%
03-0812501               9.110%
03-0810097               7.920%
03-0810119               8.120%

9911020006               8.575%
03-0810154               8.160%


                                    Exh A-1

03-0812011              50          GCFP      Arden Woods Office Building           4105 Lexington Avenue North
03-0810650              51          GCFP      350 Centerpointe                      350 Essjay Road
9912010031              52          GCFP      Erie Canal Commons                    2500-2570 Ridgeway Avenue
9908010074              53          GCFP      Executive Center Northridge           19145-19215 Parthenia Street
03-0810663              55          GCFP      Suncreek Corporate Center             7777 Greenback Lane
03-0810049              56          GCFP      Airport Business Plaza                6401, 6431, 6451 South Country Club Road; 3191
                                                                                    East Valencia Road
03-0812014              58          GCFP      Groesbeck Industrial Park             145-195 Malow Street
03-0810166              59          GCFP      A Safe Self Storage                   160 Johnson Avenue
9904010051              60          GCFP      Audobon One                           1890 Preston White Drive
03-0812503              61          GCFP      Quail Valley Apartments               5300 Baseline Road
03-0810100              63          GCFP      Tangerine Hill Apartments             360 Bethel Avenue
03-0812502              64          GCFP      Modesto Imaging Center                157 East Coolidge Avenue
03-0812020a             65          GCFP      Beechnut Grove Apartments             7511 Beechnut
03-0812020b             66          GCFP      Woodvine Apartments                   7550 Longpoint Road
9911010024              67          GCFP      Holiday Inn Kennedy Space Center      4951 South Washington Avenue
03-0812001              68          GCFP      Chateau Resort & Conf.                300 Camelback Road
03-0810199              69          GCFP      West Pointe Apartments                2184 West 3100 South
03-0812013              70          GCFP      Auburn Hills Industrial Center        68-70 Squirrel Road
03-0810160              73          GCFP      Barcelona Apartments                  5625 Manzanita Avenue
03-0810180              75          GCFP      BankBoston Building                   10 North Main Street
03-0810673              77          GCFP      43 West 47th Street                   43 West 47th Street
03-0810041              79          GCFP      3832-3844 Sepulveda Boulevard         3832-3844 Sepulveda Boulevard
03-0810116              82          GCFP      Fairfield Inn Houma                   1530 Martin Luther King Boulevard
9904010050              88          GCFP      Westgate Office Center                700 West Johnson Avenue
9904010053              89          GCFP      Commonwealth Park                     300 Dominion Drive
03-0810181              91          GCFP      Centerpointe 24-Hour Fitness          336 North Sunrise Boulevard
9911020005              92          GCFP      Keats Plaza                           12115 Parklawn Drive
03-0810193              94          GCFP      Glenmoor Green I Apartments           4602 Tieton Drive
03-0810194              97          GCFP      Glenmoor Green II Apartments          701 South 48th Avenue
03-0810147              98          GCFP      Flagship Wharf Commercial             197 Eighth Street
                                              Condominium
9904010065              99          GCFP      South Park Center                     4700 Riverside Drive
03-0810142              100         GCFP      1952 West El Camino                   1952 El Camino Real
03-0810171              102         GCFP      Rockland Multi-family Residences      Hingham Street & Cobb Drive; Manzella Court;
                                                                                    Pierce Road
03-0810664              103         GCFP      Realty Expert Building                41051 Mission Boulevard
03-0810674              104         GCFP      75 Bermar Park, Nickel Office         75 Bermar Park, 3515 & 3535 Buffalo Road
                                              Building & Tonida Office Building
03-0812002              107         GCFP      Kmart South Bend                      4850 Western Avenue
03-0810145              108         GCFP      Wolfie's Plaza                        100 South Military Trail
03-0810670              109         GCFP      200-220 West 1st Street               200-220 West 1st Street
9905010062              110         GCFP      The Loring Building                   3685 Main Street
03-0810178              111         GCFP      Park Paloma Apartments                2930 North 46th Street
03-0810079              112         GCFP      Mitchell Building                     387-391 Main Mall
03-0812006              113         GCFP      Kennedy I Office Building             804 North Milwaukee Street
03-0810152              115         GCFP      16300 Addison Road Office Building    16300 Addison Road
03-0810117              116         GCFP      Fairfield Inn Jackson                 5723 I-55 North

03-0812011              Arden Hills                  MN          55126                4,089,469.58                  4,100,000.00
03-0810650              Williamsville                NY          14221                4,013,407.35                  4,050,000.00
9912010031              Rochester                    NY          14626                3,968,362.42                  4,000,000.00
9908010074              Northridge                   CA          91324                3,911,014.79                  3,925,000.00
03-0810663              Citrus Heights               CA          95610                3,837,367.70                  3,850,000.00
03-0810049              Tucson                       AZ          85706                3,705,428.48                  3,800,000.00

03-0812014              Mount Clemens                MI          48143                3,687,015.36                  3,700,000.00
03-0810166              Hackensack                   NJ          07601                3,538,409.59                  3,560,000.00
9904010051              Reston                       VA          20190                3,501,443.38                  3,525,000.00
03-0812503              Little Rock                  AR          72209                3,488,139.63                  3,500,000.00
03-0810100              Sanger                       CA          93657                3,345,711.83                  3,375,000.00
03-0812502              Modesto                      CA          95351                3,339,332.56                  3,350,000.00
03-0812020a             Houston                      TX          77074                2,208,119.47                  2,215,000.00
03-0812020b             Houston                      TX          77055                1,081,629.66                  1,085,000.00
9911010024              Titusville                   FL          32780                3,258,862.60                  3,300,000.00
03-0812001              Tannersville                 PA          18372                3,227,894.73                  3,250,000.00
03-0810199              West Valley City             UT          84119                3,215,949.33                  3,229,000.00
03-0812013              Auburn Hills                 MI          48326                3,213,470.27                  3,220,000.00
03-0810160              Carmichael                   CA          95608                3,151,810.47                  3,170,000.00
03-0810180              Fall River                   MA          02724                3,038,355.72                  3,050,000.00
03-0810673              New York                     NY          10036                2,978,382.70                  3,000,000.00
03-0810041              Torrance                     CA          90505                2,946,157.15                  3,000,000.00
03-0810116              Houma                        LA          70360                2,878,288.00                  2,910,000.00
9904010050              Cheshire                     CT          06410                2,725,901.42                  2,740,000.00
9904010053              Morrisville                  NC          27560                2,710,733.50                  2,722,500.00
03-0810181              Roseville                    CA          95661                2,639,607.64                  2,650,000.00
9911020005              Rockville                    MD          20852                2,617,345.03                  2,625,000.00
03-0810193              Yakima                       WA          98908                2,541,542.28                  2,550,000.00
03-0810194              Yakima                       WA          98908                2,466,813.16                  2,475,000.00
03-0810147              Charlestown                  MA          02129                2,370,296.60                  2,400,000.00

9904010065              Palm Beach Gardens           FL          33410                2,364,397.65                  2,376,000.00
03-0810142              Mountain View                CA          94040                2,357,761.67                  2,370,000.00
03-0810171              Rockland                     MA          02370                2,312,850.05                  2,325,000.00

03-0810664              Fremont                      CA          94539                2,291,068.77                  2,300,000.00
03-0810674              Gates                        NY          14624                2,283,786.06                  2,300,000.00

03-0812002              South Bend                   IN          46619                2,240,142.88                  2,250,000.00
03-0810145              Deerfield Beach              FL          33442                2,228,325.68                  2,250,000.00
03-0810670              Santa Ana                    CA          92701                2,216,999.71                  2,225,000.00
9905010062              Riverside                    CA          92501                2,180,904.70                  2,200,000.00
03-0810178              Phoenix                      AZ          85018                2,139,610.92                  2,150,000.00
03-0810079              Poughkeepsie                 NY          12601                2,123,146.03                  2,150,000.00
03-0812006              Milwaukee                    WI          53202                2,105,829.14                  2,110,000.00
03-0810152              Addison                      TX          75248                2,082,048.10                  2,100,000.00
03-0810117              Jackson                      MS          39213                2,067,224.04                  2,090,000.00

03-0812011               8.540%
03-0810650               8.360%
9912010031               7.780%
9908010074               8.550%
03-0810663               8.150%
03-0810049               7.180%

03-0812014               8.766%
03-0810166               8.620%
9904010051               7.750%
03-0812503               8.030%
03-0810100               7.420%
03-0812502               8.260%
03-0812020a              8.350%
03-0812020b              8.350%
9911010024               8.060%
03-0812001               9.310%
03-0810199               8.070%
03-0812013               8.866%
03-0810160               7.680%
03-0810180               8.290%
03-0810673               8.340%
03-0810041               7.090%
03-0810116               8.730%
9904010050               8.110%
9904010053               8.220%
03-0810181               8.570%
9911020005               8.575%
03-0810193               8.110%
03-0810194               8.120%
03-0810147               7.710%

9904010065               8.310%
03-0810142               8.410%
03-0810171               8.050%

03-0810664               8.225%
03-0810674               8.450%

03-0812002               8.170%
03-0810145               8.470%
03-0810670               8.870%
9905010062               8.080%
03-0810178               7.800%
03-0810079               8.050%
03-0812006               8.970%
03-0810152               8.160%
03-0810117               8.730%

03-0810622              119         GCFP      Nome Plaza Shopping Center            436-464 Nome Avenue
9901010034              120         GCFP      River Park Shopping Center            3312 Peachtree Industrial Boulevard
03-0810115              122         GCFP      Fairfield Inn Hattiesburg             173 Thornhill Drive
03-0810118              123         GCFP      Fairfield Inn Lake Charles-Sulphur    2615 Ruth Street
03-0810603              126         GCFP      475-499 Hillside Avenue               475-499 Hillside Avenue
03-0810179              128         GCFP      The Fleet Building                    25 John A. Cummings Way
9905020002              129         GCFP      Commack Tower Plaza                   6300 Jericho Turnpike
9906010066              130         GCFP      Shoppes of Northshore                 363 Atlantic Boulevard
03-0810639              133         GCFP      Amelia Court Apartments               1381 Ohio Pike (S.R. 125)
03-0810653              135         GCFP      Silverbrook Apartments                1245 Columbine Street
9901010033              137         GCFP      Westchester and New Haven Apartments  4021 & 4217 Hessmer Avenue
03-0810182              141         GCFP      Horizons Apartments                   1510 North 48th Street
03-0810005              142         GCFP      Regency Square Apartments             1401 Cartier Drive
03-0810186              147         GCFP      Westwood Apartments                   6810 West Preece Lane
03-0812600              149         GCFP      Pine Tree Square                      379 Main Street
03-0810634              150         GCFP      Thistlewood Apartments                1637 Alameda Drive
03-0810643              151         GCFP      Lesbo/Bullion Mobile Home Park        611 Bullion Road
03-0810625              158         GCFP      14 Mamaroneck Avenue                  14 Mamaroneck Avenue
03-0810607              161         GCFP      Ambassador Apartments                 3094 Brighton 5th Street
03-0810696              163         GCFP      Oquendo Office Warehouse              3720 West Oquendo Road
03-0810685              164         GCFP      Palm Harbor Mobile Home Park          7175 South U.S. 1
03-0810580              178         GCFP      8020 Northwest 60th Street            8020 Northwest 60th Street
03-0810000              180         GCFP      Regency Palms Apartments              4113 East Linebaugh Avenue
03-0810563              181         GCFP      Four Flags Motors, Inc.               2901 South Highway 159
03-0810652              182         GCFP      Alexandria Gardens Apartments         130 South Alexandria Avenue
03-0810655              183         GCFP      47-49 Main Street                     47-49 Main Street
03-0810621              191         GCFP      7-Eleven                              9190 West Cheyenne Avenue
03-0810680              194         GCFP      Palazzolo Plaza                       800 Central Park Avenue
03-0810687              196         GCFP      Lanewood Apartments                   7075 Lanewood Avenue
03-0810678              197         GCFP      Chris-Town Mobile Home Park           1919 West Colter Street
03-0810646              204         GCFP      Spring Oaks Mobile Home &             22014 Spring Oaks Drive
                                              Recreational Vehicle Park
03-0810573              207         GCFP      The Nog Retail Center                 2801 Nogalitos Street
03-0810630              208         GCFP      London Square Apartments              403 Rockdale Avenue
03-0810638              210         GCFP      Walnut Hills Apartments               102 Walnut Hills Drive
03-0810629              215         GCFP      Rena's Village Plaza                  7325-7371 Lake Underhill Drive
03-0810624              222         GCFP      Country Square Mobile Home Park       NC Highway 16/18
03-0810562              223         GCFP      1513-1517 Taylor Avenue               1513-1517 Taylor Avenue
03-0810658              224         GCFP      Westside Warehouse                    5201 Interstate Avenue
03-0810626              228         GCFP      Capitol View Apartments, Charles      44-46 Capitol Avenue; 490 Burritt Street; 195
                                              Apartments & Randolph Apartments      Overlook Avenue
03-0810686              231         GCFP      2077-2089 New York Avenue             2077-2089 New York Avenue
03-0810632              234         GCFP      Thornapple Apartments                 4401 Thornway Drive
03-0810677              235         GCFP      2800 Oakmont Drive                    2800 Oakmont Drive
03-0810654              238         GCFP      Barclay Arms Apartments               5 Simmons Street
03-0810636              240         GCFP      Elmgrove Apartments                   510 Elmgrove Terrace
03-0810689              243         GCFP      135-145 Orange Street Apartments      135-145 Orange Street & 640-644 Union Street

03-0810622            Staten Island                NY          10314                2,026,300.14                  2,050,000.00
9901010034            Duluth                       GA          30096                2,025,941.76                  2,050,000.00
03-0810115            Hattiesburg                  MS          39402                1,997,986.88                  2,020,000.00
03-0810118            Sulphur                      LA          70664                1,983,150.37                  2,005,000.00
03-0810603            Hillside                     NJ          07205                1,868,202.60                  1,900,000.00
03-0810179            Woonsocket                   RI          02895                1,842,937.09                  1,850,000.00
9905020002            Commack                      NY          11725                1,839,805.53                  1,860,000.00
9906010066            Atlantic Beach               FL          32233                1,829,638.83                  1,847,000.00
03-0810639            Pierce Township              OH          45102                1,810,481.02                  1,835,000.00
03-0810653            Denver                       CO          80206                1,766,204.21                  1,780,000.00
9901010033            Metairie                     LA          70002                1,722,373.19                  1,740,000.00
03-0810182            Phoenix                      AZ          85008                1,619,197.81                  1,629,000.00
03-0810005            Tampa                        FL          33612                1,578,624.24                  1,635,000.00
03-0810186            Boise                        ID          88704                1,493,285.55                  1,500,000.00
03-0812600            Waterville                   ME          04901                1,455,343.12                  1,461,000.00
03-0810634            Xenia                        OH          45385                1,453,361.98                  1,472,000.00
03-0810643            Elko                         NV          89801                1,443,674.70                  1,460,000.00
03-0810625            White Plains                 NY          10601                1,348,077.93                  1,358,100.00
03-0810607            Brooklyn                     NY          11233                1,339,668.48                  1,370,000.00
03-0810696            Las Vegas                    NV          89118                1,326,813.98                  1,330,000.00
03-0810685            Titusville                   FL          32780                1,313,821.90                  1,324,000.00
03-0810580            Miami                        FL          33166                1,191,028.86                  1,235,000.00
03-0810000            Tampa                        FL          33617                1,179,962.75                  1,220,000.00
03-0810563            Glen Carbon                  IL          62034                1,160,198.90                  1,200,000.00
03-0810652            Los Angeles                  CA          90004                1,135,768.32                  1,144,000.00
03-0810655            Freeport                     ME          04032                1,123,198.55                  1,129,000.00
03-0810621            Las Vegas                    NV          89129                1,024,554.52                  1,041,000.00
03-0810680            Scarsdale                    NY          10583                  995,333.32                  1,000,000.00
03-0810687            Los Angeles                  CA          90028                  994,285.82                  1,000,000.00
03-0810678            Phoenix                      AZ          85015                  992,424.76                  1,000,000.00
03-0810646            Spring                       TX          77389                  889,599.06                    900,000.00

03-0810573            San Antonio                  TX          78225                  866,706.97                    900,000.00
03-0810630            Boardman                     OH          44512                  854,047.69                    865,000.00
03-0810638            Chillicothe                  OH          45601                  834,300.81                    845,000.00
03-0810629            Orlando                      FL          32822                  765,693.60                    775,000.00
03-0810624            Wilkesboro                   NC          28697                  718,584.02                    725,000.00
03-0810562            Bronx                        NY          10460                  704,282.87                    720,000.00
03-0810658            Shreveport                   LA          71109                  644,208.11                    650,000.00
03-0810626            New Britain                  CT          06052                  592,119.45                    600,000.00

03-0810686            Huntington Station           NY          11746                  546,440.14                    550,000.00
03-0810632            Columbus                     OH          43231                  537,111.98                    544,000.00
03-0810677            Round Rock                   TX          78664                  536,562.37                    540,000.00
03-0810654            Saugerties                   NY          12477                  512,551.71                    520,000.00
03-0810636            Middletown                   OH          45044                  478,859.01                    485,000.00
03-0810689            Manchester                   NH          03103                  457,704.49                    460,000.00

03-0810622                 8.440%
9901010034                 7.990%
03-0810115                 8.730%
03-0810118                 8.730%
03-0810603                 8.780%
03-0810179                 8.290%
9905020002                 8.390%
9906010066                 8.590%
03-0810639                 7.700%
03-0810653                 7.590%
9901010033                 8.220%
03-0810182                 7.840%
03-0810005                 8.060%
03-0810186                 8.090%
03-0812600                 9.190%
03-0810634                 7.980%
03-0810643                 8.240%
03-0810625                 8.040%
03-0810607                 7.250%
03-0810696                 8.800%
03-0810685                 8.010%
03-0810580                 7.670%
03-0810000                 8.140%
03-0810563                 8.210%
03-0810652                 7.880%
03-0810655                 8.690%
03-0810621                 8.890%
03-0810680                 8.480%
03-0810687                 8.920%
03-0810678                 8.780%
03-0810646                 8.070%

03-0810573                 7.800%
03-0810630                 7.980%
03-0810638                 7.980%
03-0810629                 8.250%
03-0810624                 8.880%
03-0810562                 7.920%
03-0810658                 8.430%
03-0810626                 7.790%

03-0810686                 8.870%
03-0810632                 7.980%
03-0810677                 8.950%
03-0810654                 8.940%
03-0810636                 7.980%
03-0810689                 8.700%

03-0810688              245         GCFP      Seoul Plaza                           11101 Pacific Highway Southwest
03-0810641              247         GCFP      Riverview Apartments                  3160-3184 Riverview Circle
03-0810617              248         GCFP      820 Linden Boulevard                  820 Linden Boulevard
03-0810583              249         GCFP      Vail Valley Auto                      41000 U.S. Highway 6
03-0810635              250         GCFP      Hawthorne Apartments II               10 McGibney Road
03-0810616              251         GCFP      2096 Saint Georges Avenue             2096 Saint Georges Avenue
03-0810682              253         GCFP      Nash Multi-family Apartments          345-357 South Main Street
03-0810640              255         GCFP      Foxglove Apartments, Phase I          103-113 Palmer Lane
03-0810692              257         GCFP      Chalmer Place                         10545-10573 Chalmer Place
03-0810637              258         GCFP      Ivy Court Apartments                  203 Ivy Court
03-0810642              259         GCFP      Royce Apartments                      6813 Weedin Place Northeast
03-0810633              261         GCFP      Aster Court Apartments                26 Aster Court
03-0810691              262         GCFP      Zora Lee Apartments                   4831 Junius Street
03-0810631              263         GCFP      Foxglove II Apartments                115-121 Palmer Lane
03-0810628              264         GCFP      Indiana Street Apartments             1710 Indiana Street
03-0810604              265         GCFP      "A" Street Apartments                 2332-2336 "A" Street
03-0810577              266         GCFP      The Colonial Apartments               108-114 Mason Road
03-0810589              267         GCFP      Taylene Court Apartments              809-829 Southeast 187th Avenue
03-0810690              268         GCFP      Myrtle Street Apartments              120-122 Myrtle Street & 539-541 Pine Street

03-0810688             Lakewood                     WA          98499                  447,545.53                    450,000.00
03-0810641             Columbus                     OH          43202                  410,846.03                    415,000.00
03-0810617             Brooklyn                     NY          11203                  410,524.89                    420,000.00
03-0810583             Avon                         CO          81620                  392,098.34                    400,000.00
03-0810635             Mount Vernon                 OH          43050                  380,125.29                    385,000.00
03-0810616             Rahway                       NJ          07065                  369,676.83                    375,000.00
03-0810682             Cheshire                     CT          06410                  352,441.97                    355,000.00
03-0810640             Bryan                        OH          43506                  335,695.05                    340,000.00
03-0810692             Spring Hill                  FL          34442                  312,426.03                    315,000.00
03-0810637             Eaton                        OH          45320                  302,125.59                    306,000.00
03-0810642             Seattle                      WA          98115                  293,949.40                    300,000.00
03-0810633             New London                   OH          44851                  286,328.06                    290,000.00
03-0810691             Dallas                       TX          75246                  283,284.01                    284,000.00
03-0810631             Bryan                        OH          43506                  256,707.94                    260,000.00
03-0810628             Houston                      TX          77006                  246,785.14                    250,000.00
03-0810604             Forest Grove                 OR          97116                  241,620.61                    246,000.00
03-0810577             New Ipswich                  NH          03071                  235,560.58                    240,000.00
03-0810589             Gresham                      OR          97233                  229,780.70                    235,000.00
03-0810690             Manchester                   NH          03103                  223,877.18                    225,000.00

03-0810688             9.150%
03-0810641             8.280%
03-0810617             8.210%
03-0810583             8.150%
03-0810635             7.980%
03-0810616             8.170%
03-0810682             8.340%
03-0810640             7.980%
03-0810692             9.180%
03-0810637             7.980%
03-0810642             8.390%
03-0810633             7.980%
03-0810691             8.610%
03-0810631             7.980%
03-0810628             7.900%
03-0810604             7.960%
03-0810577             8.250%
03-0810589             8.060%
03-0810690             8.700%

                                   EXHIBIT B

   The Seller hereby represents and warrants, as of the Closing Date, that:

       (a) The Seller is a duly formed corporation, validly existing and in good standing under the laws of the State of Delaware.

       (b) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

       (c) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

       (d) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or instrument to which it is a party or which is applicable to it or any of its assets.

       (e) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

       (f) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

       (g) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed.



                                    Exh B-1

       (h) The transfer of the Mortgage Loans by the Seller to the Purchaser, as contemplated herein, is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

       (i) The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

       (j) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

       (k) After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

       (l) The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

       (m) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.



                                    Exh B-2

                                   EXHIBIT C

       The Seller hereby represents and warrants, as of the Closing Date (or as of such other date specified in the particular representation and warranty) with respect to each Mortgage Loan, that:

       1. Immediately prior to the transfer thereof by Seller to the Purchaser,Seller had good title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, charges, encumbrances or any other ownership or participation interests on, in or to such Mortgage Loan (other than, in certain cases, either (a) the right of the Master Servicer or a Sub-Servicer to master service or primary service such Mortgage Loan or (b) the lien of a warehouse lender on such Mortgage Loan which lien will be released contemporaneously with the transfer). Upon completion of the conveyance contemplated hereby, Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest created by or through Seller.

       2. Seller had full right and authority to sell, assign and transfer such Mortgage Loan to the Purchaser; and each Mortgage Loan is properly endorsed as provided in the Pooling and Servicing Agreement, and such endorsement is genuine.

       3. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct, and met the requirements of this Agreement, in all material respects as of the Cut-off Date.

       4. Such Mortgage Loan was not, as of the Cut-off Date, and, except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as 75 Bermar Park, such Mortgage Loan was not at any time during the twelve-month period prior thereto, more than thirty (30) days delinquent in respect of any Scheduled P&I Payment required thereunder, without giving effect to any applicable grace period.

       5. Each Mortgage securing such Mortgage Loan constitutes a legal, valid and, subject to the exceptions in paragraph 12 below, enforceable first lien upon the Borrower's interest in the related Mortgaged Property, including, without limitation, all buildings located thereon and all fixtures attached thereto, subject only to (and such Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of such Mortgage, except for) (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and other matters to which like properties are commonly subject, which do not materially and adversely affect the current use of the Mortgaged Property, the security interest of the lender or the value of the Mortgaged Property, (c) the rights of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (d) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan, and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the exceptions set forth in the foregoing clauses (a), (b), (c), (d) and (e),

                                    Exh C-1
collectively, "Permitted Encumbrances"). Such Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage(s), or materially and adversely affect the current use or value of the related Mortgaged Property or the current ability of such Mortgaged Property to generate Net Operating Income sufficient to service the Mortgage Loan. None of the Permitted Encumbrances are senior mortgage liens. If the related Mortgaged Property is operated as a self-storage facility, a healthcare facility or a hospitality property, a UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property of the related Borrower granted under such Mortgage and/or any related security agreement, chattel mortgage or equivalent document related to and delivered in connection with such Mortgage Loan, and such document or documents establish and create a valid and, subject to the exceptions in paragraph 12 below, enforceable first lien and first priority security interest in the property of the related Borrower described therein, subject to any purchase money security interest or any security interest to secure a line of credit or similar financing.

       6. The lien of each related Mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company or its subsidiary, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of any Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such Mortgage
Loan). Such title policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to Seller's knowledge as of the Closing Date, no material claims have been made thereunder and no claims have been paid thereunder (and Seller has not received notice of any material claims having been made or paid thereunder). No holder of the related Mortgage has done, by act or omission, anything that would, and Seller has no actual knowledge of any other circumstance that would, materially impair the coverage under such title policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser, such title policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser without the consent of or notice to the insurer. To Seller's knowledge, the insurance company that issued (or is obligated to issue) such title policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

       7. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note, except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as the 7-Eleven, where the Seller has received notice of violation of the due-on-sale clause, and except that certain post-closing conditions or requirements that would either be reasonably acceptable to a prudent commercial lender or that would not otherwise materially and adversely affect the security intended to be provided for the related Mortgage Loan may not have yet been completed.

       8. There is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Mortgage Loan (including the defense of usury), nor will the operation of any of the terms of such Mortgage Loan, or the exercise of any rights thereunder, render the Mortgage Loan, the related Mortgage Note or the related Mortgage unenforceable, in whole or in



                                    Exh C-2
part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim. To Seller's actual knowledge, no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect to any Mortgage Loan.

       9.  Seller has not received actual notice and is not otherwise aware that
(a) there is any proceeding pending or threatened for condemnation affecting all or a material portion of the related Mortgaged Property or (b) there is any damage at the related Mortgaged Property that materially and adversely affects the value of such Mortgaged Property (except in such case where an escrow of funds exists, or an effective insurance policy provides coverage, sufficient to effect the necessary repairs and maintenance).

       10. At origination, such Mortgage Loan complied in all material respects with all requirements of federal, state and local laws (including, without limitation, laws pertaining to usury) relating to the origination, funding and terms of such Mortgage Loan.

       11. The proceeds of such Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder.

       12. The Mortgage and Mortgage Note for such Mortgage Loan and all other documents to which the related Borrower is a party and which evidence or secure such Mortgage Loan, are each the legal, valid and binding obligations of the related Borrower (subject to any non-recourse provisions and any applicable state anti-deficiency legislation), enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, redemption, fraudulent conveyance, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity, and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provisions nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby.

       13. The related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying rating of at least A:V from A.M. Best Company, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on the related Mortgaged Property, with (if applicable) an appropriate endorsement to avoid the application of any co-insurance provisions with respect to such Mortgaged Property, and is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by institutional lenders, and (except with respect to the Mortgage Loan identified on the Mortgage Loan Schedule as Zora Lee Apartments, and except if such Mortgaged Property is operated as a mobile home park) by business interruption or rental loss insurance in an amount equal to the gross rentals for at least a 12-month period. In addition, no such insurance policy provides that it may be canceled, endorsed, altered or reissued to effect a change in coverage unless such insurer shall have first given the mortgagee under such Mortgage Loan thirty (30) days' prior written


                                    Exh C-3
notice, and no notice has been received as of the date hereof; all premiums required to be paid on such policy have been paid; all such policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage Loan; and the related Mortgage obligates the related Borrower to maintain all such insurance and, at the related Borrower's failure to do so, authorizes the mortgagee under such Mortgage Loan to purchase such insurance at the related Borrower's cost and expense and to seek reimbursement from such Borrower. Furthermore, all insurance coverage required under the related Mortgage is in full force and effect with respect to the related Mortgaged Property, and if the related Mortgaged Property is located in a federally designated special flood hazard area, the related Borrower is required to maintain flood insurance in respect thereof (exclusive of any parking lot or unused or undeveloped portion thereof). To Seller's knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds, remaining after the repair or restoration of the related Mortgaged Property and payment of amounts due under the Mortgage Loan.

       14. Except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule as 1513-1517 Taylor Avenue, Four Flags Motors, Inc., The Colonial Apartments, 8020 NW 60th Street, Vail Valley Auto, Taylene Court Apartments, "A" Street Apartments, 2096 Saint Georges Avenue, 820 Linden Boulevard, Country Square MHP, Capital View, Charles & Overlook Apartments, Indiana Street Apartments, Rena's Village Plaza, Amelia Court Apartments, Riverview Apartments, Royce Apartments, Lesbo/Bullion Mobile Home Park, Spring Oaks Mobile Home Park, Barclay Arms Apartments, Oakmont Drive, Chris-Town Mobile Home Park, Palazzolo Plaza, South Main Street Apartments, Palm Harbor Mobile Home Park, 2077-2089 New York Avenue, Lanewood Apartments, Seoul Plaza, 135-145 Orange Street Apartments, Myrtle Street Apartments, Zora Lee Apartments and Chalmer Place where an environmental screening assessment was obtained; and except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule as London Square Apartments, Foxglove Apartments-Phase II, Thornapple Apartments, Aster Court Apartments, Thistlewood Apartments, Hawthorne Apartments II, Elmgrove Apartments, Ivy Court Apartments, Walnut Hills Apartments and Foxglove Apartments-Phase I, where a transaction screen was obtained, a "Phase I" environmental site assessment meeting ASTM requirements (or an update of a previously conducted assessment) was performed by a licensed third-party professional experienced in environmental matters with respect to the related Mortgaged Property within the 24-month period prior to the Closing Date; except in the case of the Mortgage Loans identified as Regency Square, Regency Palms, 475-499 Hillside, Wherehouse Retail, Colonial Apartments, Airport Business Plaza, Nog Retail Center, 1513-1517 Taylor Avenue, Barnyard Retail Center, 15250 Avenue of Science, Vail Valley Auto and 8020 NY 60th Street, where the "Phase I" environmental site assessment was not performed within the 24-month period prior to the Closing Date. Either (x) the related environmental reports did not reveal any known circumstances or conditions with respect to the related Mortgaged Property that rendered such Mortgaged Property, at the date(s) of such environmental report(s), in material violation of any



                                    Exh C-4
applicable environmental laws or (y) if any such environmental report did reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then either (i) the expenditure of funds necessary to effect such remediation is not material in relation to the outstanding principal balance of the related Mortgage Loan, or (ii) a sufficient escrow of funds exists for purposes of effecting such remediation, or (iii) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (iv) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against possible losses arising from such circumstances and conditions. Seller has no knowledge of any environmental condition or circumstance affecting such Mortgaged Property and not disclosed in the related environmental report(s), which would impact such Mortgaged Property's soil or groundwater quality or require remediation by the related Borrower under applicable environmental law. All such environmental assessments that were in the possession of the Seller and that relate to a Mortgaged Property which is insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy. The related Mortgage or other loan documents contain covenants on the part of the related Borrower requiring its compliance with applicable federal and state environmental laws and regulations in respect of the related Mortgaged Property. The Seller has not taken any action with respect to any Mortgage Loan or the related Mortgaged Property that could subject the Purchaser or its successors and assigns, in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA").

       15. Except as indicated on the Mortgage Loan Schedule, such Mortgage Loan is not cross-collateralized with other Mortgage Loans in the Mortgage Pool. Such Mortgage Loan is not cross-collateralized with a mortgage loan outside the Mortgage Pool.

       16. The terms of the Mortgage Note and Mortgage for such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except by a written instrument which is specifically set forth in the related Mortgage File; no material portion of the related Mortgaged Property has been released, and no Mortgage has been satisfied, canceled, rescinded, or subordinated, and no instrument has been executed that would affect any such satisfaction, cancellation, subordination, or rescission; to the best knowledge of the Seller and to the extent not covered by any other representation in this Exhibit C, there has been no assumption or material modification to the terms of the Mortgage Loan after March 15, 2000.

       17. There are no delinquent taxes, ground rents, water charges, sewer rents, or other similar outstanding charges affecting the related Mortgaged Property that are not otherwise covered by an escrow of funds sufficient to pay such charges.

       18. The interest of the Borrower in the related Mortgaged Property consists of a fee simple and/or leasehold estate or interest in real property.

       19. Such Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.



                                    Exh C-5

       20. The assignment of the related Mortgage to the Trustee has been duly authorized, executed and delivered by Seller, is in a recordable form and constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee, and the assignment of the related Assignment of Leases, if any, or of any other agreement executed in connection with such Mortgage Loan to the Trustee constitutes the legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

       21. All escrow deposits (including capital improvements and environmental remediation reserves) relating to such Mortgage Loan that were required to be delivered to the lender under the terms of the related loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrows and deposits are conveyed hereunder to the Trust.

       22. As of the date of origination of such Mortgage Loan and as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage(s).

       23. No improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such property to any material extent (except to the extent that it may constitute a legal non-conforming use or structure or title insurance was provided with respect thereto); no improvements on adjoining properties materially encroach upon such Mortgaged Property to any material extent; and no improvement located on or forming part of such Mortgaged Property is in material violation of any applicable zoning laws or ordinances and any non-material violation does not materially and adversely affect the value of such Mortgaged Property (provided, however, that, although it does not constitute a violation of law, the improvements on such Mortgaged Property may constitute a legal non-conforming use or structure).

       24. To the extent required under applicable law as of the Closing Date and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

       25. Except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as 7-Eleven, where the Seller has received notice of violation of the due-on-sale clause, there is no material default, breach or event of acceleration existing under the related Mortgage or Mortgage Note, and Seller has not, without having reviewed any public records, received notice of any event (other than payments due but not yet 30 days' delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any other paragraph of this Exhibit C and provided, further, that certain post-closing conditions or requirements may not have yet been completed.

                                    Exh C-6

       26. If such Mortgage Loan is secured in whole or in part by the interest of a Borrower under a Ground Lease and by the related fee interest, such fee interest is encumbered by the related Mortgage, and the related Mortgage does not by its terms provide that it will be subordinated to the lien of any mortgage or any other lien upon such fee interest.

       27. Such Mortgage Loan does not contain any equity participation by the lender, provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, except for ARD Loans, provide for the negative amortization of interest.

       28. No holder of such Mortgage Loan has, to Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by thirty (30) days the first Due Date under the related Mortgage Note.

       29. To Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans, as of the date of origination of such Mortgage Loan, (a)(i) the related Borrower was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership of the related Mortgaged Property as it was then operated and (ii) with respect to each Mortgaged Property improved by a hotel or health care facility, the related Borrower was in possession of all material licenses, permits and authorizations required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated, and (b) all such licenses, permits and authorizations were valid and in full force and effect.

       30. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 12 above) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

       31. Such Mortgage Loan is a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code.

       32. No fraud with respect to such Mortgage Loan has taken place on the part of Seller in connection with the origination of such Mortgage Loan.

       33. Except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule as Ramada Plaza Hotel and Office Building, Westchester and New Haven Apartments, River Park Shopping Center, Holiday Inn-Somerset, 139 Main Street, Stewart Plaza, Westgate Office Center, Audubon One, Commonwealth Park, Raymour & Flanigan Plaza, 1000 Adams Avenue, South Park Center, The Loring Building, Shoppes of Northshore, Executive Center Northridge, 480 Sprague Street, Holiday Inn University, Holiday Inn Arena, Holiday Inn Kennedy Space Center and Erie Canal Commons, where the related Mortgage Loan documents


                                    Exh C-7
provide that, so long as no event of default has occurred, payments on such Mortgage Loan will be applied to late fees prior to being applied to principal and interest, the terms of such Mortgage Loan provide or, at lender's option, permit, and the terms of the Pooling and Servicing Agreement and any Sub-Servicing Agreement to which such Mortgage Loan is subject provide for purposes of calculating distributions on the Certificates and additional compensation payable to the Master Servicer, the Special Servicer and any related Sub-Servicer, that payments on and proceeds of such Mortgage Loan will be applied to principal and interest at the related Mortgage Rate (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) due and owing at the time such payments or proceeds are received, prior to being applied to any Default Charges, assumption fees and modification fees then due and owing.

       34. The origination, servicing and collection practices used with respect to such Mortgage Loan have been in all material respects legal and have met generally accepted servicing standards for similar commercial and multifamily mortgage loans.

       35. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage); and such Assignment of Leases creates in favor of the holder, a valid, perfected and (subject to the exceptions set forth in paragraph 12 above) enforceable lien of the same priority as the related Mortgage, in the property and rights described therein; provided that the enforceability of such lien is subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by general principles of equity. Seller has the full right to assign such Assignment of Leases and the lien created thereby as described in the immediately preceding sentence. No Person other than the Borrower owns any interest in any payments due under the related leases. The related Mortgage or such Assignment of Leases provides for the appointment of a receiver for rents or allows the lender to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of a default.

       36. Without having reviewed any public records since origination, Seller has no knowledge that the related Mortgaged Property is encumbered by any debt other than the related Mortgage Loan or another Mortgage Loan.

       37. Subject to a one-time (or, in the case of certain Mortgage Loans, a multiple-time) transfer right allowed in accordance with certain provisions set forth in the related Mortgage, the related Mortgage contains a "due-on-sale" clause which provides for the acceleration of, or permits the lender to accelerate, the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of the Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan documents, the related Borrower transfers ownership of the related Mortgaged Property subject to such Mortgage or, any controlling interest in the related Borrower is directly or indirectly transferred or sold.

       38. Except in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as 7-Eleven, where the Seller has received notice of violation of the due-on-sale clause, the Seller has not waived any claims against the related Borrower or any related guarantor under any non-recourse exceptions contained in the related Mortgage Note.


                                    Exh C-8

       39. The related Mortgage and/or Mortgage Note provides that the related Borrower or another person shall be fully and personally liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the lender by reason of or in connection with and to the extent of any material fraud or intentional and material misrepresentation by the related Borrower in connection with such Mortgage Loan.

       40. If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date, and it provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is approximately five (5) to fifteen (15) years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Scheduled P&I Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures; and (v) if the property manager for the related Mortgaged Property can be removed by or at the direction of the lender on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Rate on such Mortgage Loan's Anticipated Repayment Date.

       41. At origination of such Mortgage Loan, the related Borrower was not, to Seller's knowledge (based on customary and usual due diligence conducted by prudent institutional commercial mortgage lenders), a debtor in any pending state or federal bankruptcy or insolvency proceeding. Furthermore, at the Closing Date, without having reviewed any public records, Seller has no knowledge that the related Borrower was a debtor in any pending state or federal bankruptcy or insolvency proceeding.

       42. The servicing and collection practices used with respect to such Mortgage Loan have in all material respects been legal and met customary standards used by institutional lenders with respect to comparable mortgage loans.

       43. Without having reviewed any public records since origination, Seller has no knowledge of any pending litigation or other legal proceedings involving the related Borrower or the related Mortgaged Property that can reasonably be expected to materially interfere with the security intended to be provided by the related Mortgage, the current use of the related Mortgaged Property, or the current ability of the Mortgaged Property to generate net cash flow sufficient to service the Mortgage Loan.

       44. If such Mortgage Loan had a Cut-off Date Balance greater than $5,000,000, the related Borrower has provided in its organizational documents and/or covenanted in the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property, Mortgaged Properties securing other Mortgage Loans and assets incidental to its ownership and operation of such Mortgaged Property or Properties; and to Seller's knowledge, at the time of origination of such Mortgage Loan, the related Borrower was in compliance with such provisions/covenants.


                                    Exh C-9

       45. Except in cases where the related Mortgage Note or the related Mortgage provide for (a) a release of a portion of the related Mortgaged Property, which portion was not considered material for purposes of underwriting the Mortgage Loan or (b) a release of a portion of the related Mortgaged Property conditioned upon the satisfaction of certain underwriting and legal requirements, property performance requirements and/or the payment of a release price, neither the related Mortgage Note nor the related Mortgage requires the lender to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan.

       46. Except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule as Park Paloma Apartments and 4001 Fairview, where each of the related Mortgaged Properties may be encumbered by future subordinate debt subject to conditions specified in the related mortgage loan documents, such Mortgage Loan does not permit the related Mortgaged Property to be encumbered subsequent to the Closing Date by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof.


       47. With respect to any Mortgage Loan that is a Defeasance Loan, the related Mortgage Note or Mortgage provides that (a) the Defeasance Option is not exercisable prior to a date that is at least two (2) years following the Startup Day for the REMIC Pool which holds such Mortgage Loan and (b) the Borrower will not be liable for any shortfalls from the Defeasance Collateral or otherwise become subject to recourse liability with respect to the Defeasance Loan except to the extent so liable prior to defeasance; and, further, contains no provision that would result in a new Borrower on the Defeasance Loan without the consent of the related lender (unless such new Borrower is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan). In addition, each Mortgage loan that is a Defeasance Loan permits defeasance (i) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) and (ii) to Seller's knowledge, only for the purpose of facilitating the disposition of mortgaged real property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

       48. If the Mortgage Loan permits defeasance, then the related Mortgage or other related loan document provides that the related Borrower shall pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or, with respect to opinions of counsel, provide all such opinions, including a REMIC opinion.

       49. If the Mortgage in respect of any Mortgage Loan is a deed of trust,
(A) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (B) except in connection with a trustee's sale after default by the related Borrower, no fees or expenses are payable to such trustee by Seller or any subsequent mortgagee.

       50. The related Mortgage Note is not secured by any collateral that is not included in the Trust Fund.


                                    Exh C-10

       51. If such Mortgage Loan is secured by the interest of the related Borrower as a lessee under a Ground Lease covering all or any material portion of the related Mortgaged Property, but not by the related fee interest in such Mortgaged Property or portion thereof:

       (A) As of the origination of such Mortgage Loan, such Ground Lease was in full force and effect and, to Seller's knowledge, no material default existed under such Ground Lease nor did any estoppel from the related ground lessor indicate a material incipient default; Seller has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease; and, as of the Closing Date, Seller has not received written notice of any material default under such Ground Lease;

       (B) Either (1) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (2) the related ground lessor has granted the holder of the Mortgage Loan notice of and the right to cure any default or breach by the ground lessee (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease);

       (C) Upon the foreclosure of such Mortgage Loan or acceptance of a deed in lieu thereof (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease), the related Ground Lease is assignable to the lender under such Mortgage Loan and its assigns without the consent of the ground lessor thereunder (or such consent, if required, cannot be unreasonably withheld);

       (D) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

       (E) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances;

       (F) Such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, provides that (provided that, to the extent required by such Ground Lease or estoppel letter, the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease) no notice of termination given under such Ground Lease is effective against the holder unless a copy has been delivered to such lender in the manner described in such Ground Lease, to the extent the manner of delivery is described in such Ground Lease or estoppel letter;


                                    Exh C-11

       (G) Such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, requires the ground lessor to enter into a new lease with the holder of such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease);

       (H) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the holder of such Mortgage Loan if it becomes the owner of such leasehold interest) that extends not less than the earlier to occur of (i) 20 years beyond the stated maturity of such Mortgage Loan or (ii) 10 years beyond the amortization period of such Mortgage Loan;

       (I) Under the terms of such Ground Lease, or an estoppel letter or other agreement received by the originator of the Mortgage Loan from the ground lessor, and the related Mortgage, taken together (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease), any related insurance proceeds or condemnation proceeds with respect to the leasehold interest will be applied either (1) to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where the Ground Lease contains a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (2) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

       (J) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and

       (K) Such Ground Lease may not be amended, modified or, except in the case of a default, canceled or terminated without the prior written consent of the holder of the Mortgage Loan, and any such action without such consent is not binding on such holder, provided that such holder has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

       52. Neither the related Mortgage Note nor the related Mortgage contain provisions limiting the right or ability of Seller to assign, transfer and convey such documents.

       53. Each Mortgaged Property constitutes one or more complete separate tax lots.


                                    Exh C-12

       54. Seller has inspected or caused to be inspected each related Mortgaged Property within the 24 months preceding the Cut-off Date.

       55. The related Mortgage requires the related Borrower to provide the holder of such Mortgage with annual operating statements, rent rolls and related information.

       56. The related Mortgage or other related loan document provides that the Borrower shall pay any fees payable to a Rating Agency in connection with the approval of an assumption of the related Mortgage Loan (if such Mortgage or other related loan document provides that Rating Agency approval is a specific condition precedent thereto).

       57. The related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date.

       58. The related Mortgage or Mortgage Note provides that scheduled payments of principal and/or interest on the related Mortgage Loan are due on the first day or first Business Day of each month.



                                    Exh C-13

                                  EXHIBIT D-1

                            FORM OF CERTIFICATE OF
                      A SECRETARY OR ASSISTANT SECRETARY
                 OF GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

           Certificate of [Assistant] Secretary of Greenwich Capital
                           Financial Products, Inc.

              I, __________________, hereby certify that I am a duly elected and acting [Assistant] Secretary of Greenwich Capital Financial Products, Inc. (the "Company"), and certify further as follows:

1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware;

2. Attached hereto as Exhibit A is a true, correct and complete copy of the organizational documents of the Company, as in full force and effect on the date hereof;

3. Attached hereto as Exhibit B is a certificate of the Secretary of State of the State of Delaware, issued within 10 days of the date hereof, with respect to the good standing of the Company;

4. Since the date of the certificate attached hereto as Exhibit B, the Company has not received any notification from the Secretary of the State of Delaware, or from any other source, that the Company is not in good standing in Delaware;

5. Attached hereto as Exhibit C are the resolutions of the board of directors of the Company authorizing the transactions contemplated by the Mortgage Loan Purchase Agreement dated as of June 5, 2000 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company.

6. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Company are pending or contemplated; and

7.     Each person who, as an officer or representative of the Company, signed
       (a) the Mortgage Loan Purchase Agreement, (b) the Indemnification Agreement dated as of June 5, 2000 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc. and Chase Securities Inc., and (c) any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the foregoing documents, was, at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on such documents are their genuine signatures.

              Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

                                   Exh D-1-1

              IN WITNESS WHEREOF, I have hereunto signed my name as of June __, 2000.

                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:      [Assistant] Secretary

              The undersigned, an officer of the Company hereby certifies that ________________________ is the duly elected and qualified and acting [Assistant] Secretary of the Company and that the signature appearing above is his/her genuine signature.

              IN WITNESS WHEREOF, I have hereunto signed my name as

of June __, 2000.

                                        By:
                                          ---------------------------------
                                        Name:
                                        Title:


                                   Exh D-1-2

                                  EXHIBIT D-2

                            FORM OF CERTIFICATE OF
                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

           Certificate of Greenwich Capital Financial Products, Inc.


       In connection with the execution and delivery by Greenwich Capital Financial Products, Inc. (the "Company") of, and the consummation of the transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of June 5, 2000 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company, the Company hereby certifies that (i) its representations and warranties set forth in the Mortgage Loan Purchase Agreement and in the Indemnification Agreement dated as of June 5, 2000, among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc. and Chase Securities Inc. (the "Indemnification Agreement"; and, collectively with the Mortgage Loan Purchase Agreement, the "Agreements"), are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) it has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

       Certified this ___ day of June 2000.

                                                  GREENWICH CAPITAL FINANCIAL
                                                  PRODUCTS, INC.

                                                  By:
                                                     ------------------------
                                                  Name:
                                                  Title:

                                  Exh. D-2-1

                                 EXHIBIT D-3A

                    FORM OF OPINION OF IN-HOUSE COUNSEL TO
                                  THE SELLER

                                 June __, 2000

Addressees listed on Exhibit A hereto

              Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial
                  Mortgage Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

              This opinion is being provided to you by _________ pursuant to
Section 7(g) the Mortgage Loan Purchase Agreement, dated as of June 5, 2000 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and Greenwich Capital Financial Products, Inc. (the "Company"), relating to the sale by the Company of certain mortgage loans (the "Mortgage Loans"). I have also acted as counsel to the Company in connection with its entering into the Indemnification Agreement dated as of June 5, 2000 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc. and Chase Securities Inc. The Mortgage Loan Purchase Agreement and the Indemnification Agreement are collectively referred to herein as the "Agreements". Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

              I have examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons and other documents, agreements and instruments and have made such other investigations as I have deemed necessary or appropriate for purposes of this opinion.

              Based upon the foregoing, I am of the opinion that:

1. The Company is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own its properties and assets and to conduct its business as contemplated in the Agreements and to enter into and perform its obligations under the Agreements.

2. Each Agreement has been duly authorized, executed and delivered by the Company.

3. No consent, approval, authorization or order of any court, governmental agency or body is required in connection with the execution and delivery by the Company of the Agreements, except for those consents, approvals, authorizations or orders that previously

                                Exh. D-3A-1
       have been obtained.

4. The transfer of the Mortgage Loans as provided in the Agreements and the fulfillment of the other terms of the Agreements will not conflict with or result in a violation of the Articles of Incorporation or the By-laws of the Company or any agreement, instrument, order, writ, judgment or decree known to me to which the Company is a party or is subject.

5. To the best of my knowledge, there are no actions or proceedings against the Company, pending (with regard to which the Company has received service of process) or overtly threatened in writing before any court, governmental agency or arbitrator which affect the enforceability of the Agreements, or which would draw into question the validity of the Agreements or any action taken or to be taken in connection with the Company's obligations contemplated therein, or which would materially impair the Company's ability to perform under the terms of the Agreements.

              The opinions expressed herein are limited to the laws of the State of New York and the federal law of the United States.

              This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon without my express written consent.

                                               Very truly yours,

                                  Exh. D-3A-2

                                 EXHIBIT D-3B

            FORM OF OPINION OF SIDLEY & AUSTIN, SPECIAL COUNSEL TO
                                  THE SELLER

                               June _____, 2000

Salomon Brothers Mortgage                    Standard & Poor's Rating Services,
   Securities VII, Inc.                         a division of The McGraw-Hill
388 Greenwich Street                         Companies, Inc.
New York, New York 10013                     55 Water Street, 41st Floor
                                             New York, New York  10004

Salomon Smith Barney Inc.                    Moody's Investors Service, Inc.
388 Greenwich Street                         99 Church Street
New York, New York 10013                     New York, New York 10007

Greenwich Capital Markets, Inc.              Greenwich Capital Financial Products, Inc.
600 Steamboat Road                           600 Steamboat Road
Greenwich, Connecticut 06830                 Greenwich, Connecticut 06830


Chase Securities Inc.                        Norwest Bank Minnesota,
450 West 33rd Street, 14th Floor                National Association
New York, New York 10001                     45 Broadway, 12th Floor
                                             New York, New York 10006

              Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial
                  Mortgage Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

              We have acted as special counsel to Greenwich Capital Financial Products, Inc. ("GCFP") with respect to certain matters in connection with the transactions contemplated by that certain Mortgage Loan Purchase Agreement, dated as of June 5, 2000 (the "Mortgage Loan Purchase Agreement"), between GCFP, as seller, and Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII"), as purchaser.

              This opinion letter is being provided to you pursuant to Section 7(h) of the Mortgage Loan Purchase Agreement. Capitalized terms not defined herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Mortgage Loan Purchase Agreement.

              For the purposes of this opinion letter, we have reviewed the Mortgage Loan Purchase Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Mortgage Loan Purchase Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect


                                  Exh D-3B-1
to the factual matters upon which such opinions are based. We have also assumed
(i) the truthfulness and accuracy of each of the representations and warranties as to factual matters material to this opinion contained in the Mortgage Loan Purchase Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to the authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of the parties to the Mortgage Loan Purchase Agreement and the valid existence of each such entity in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of the parties to the Mortgage Loan Purchase Agreement to enter into, perform under and consummate the transactions contemplated by the Mortgage Loan Purchase Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Mortgage Loan Purchase Agreement by the parties thereto, (ix) except as expressly addressed below, the constitution of the Mortgage Loan Purchase Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Mortgage Loan Purchase Agreement, as expressed therein. In delivering this opinion letter, we do not express any opinions concerning the laws of any jurisdiction other than the laws of the State of New York (without regard to conflicts of laws principles).

              Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or


                                  Exh D-3B-2
to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

              Based upon and subject to the foregoing, we are of the opinion that the Mortgage Loan Purchase Agreement constitutes a valid, legal and binding agreement of GCFP, enforceable against GCFP in accordance with its terms.

              The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is being delivered solely for your benefit in connection with the transactions contemplated by the Mortgage Loan Purchase Agreement. Accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                          Very truly yours,



                                  Exh D-3B-3

                                  Exh D-3B-4

                                   EXHIBIT N

                       SCHEDULE OF DESIGNATED ARD LOANS

PROPERTY NAME                      BALANCE                            MATURITY DATE                        ARD DATE
-------------                      -------                            -------------                        --------
Airport Business Plaza          $3,705,428.48                            09/01/23                          09/01/08

475-499 Hillside Avenue         $1,868,202.60                            11/01/23                          11/01/13

Federal Express                 $1,573,379.15                            11/01/26                          11/01/08

                                   EXHIBIT O

                     SCHEDULE OF DESIGNATED SUB-SERVICERS


                                                                           PRIMARY
                                                                           SERVICING
                MORTGAGE                                                   RETAINED         PREVIOUS
  CONTROL        LOAN                                 CUT-OFF DATE           OR              PRIMARY         NEW PRIMARY
  NUMBER        SELLER     LOAN / PROPERTY NAME         BALANCE           RELEASED?         SERVICER           SERVICER
------------------------------------------------------------------------------------------------------------------------------

     1           SBRC      Putnam Building           28,618,254.87        Released          Midland Loan       GMACCM
                                                                                            Services Inc.
     2           GCFP      Jovanna Villas            13,712,398.54          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
     3           GCFP      Los Cabos II               9,972,653.53          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
     4           GCFP      Sunrise Plaza             14,887,462.50          Fully           Midland Loan       GMACCM
                           Shopping Center                                 Released         Services, LP
     5           GCFP      Hasbrouck & Torview       14,641,646.86        Partially         Huntoon            Huntoon
                           Apartments                                      Released         Hastings           Hastings
                                                                                            Capital Corp.     Capital Corp.
     7           SBRC      Sports Arena Village      12,904,149.90         Retained         GMACCM             GMACCM

     8           GCFP      Holiday Inn Somerset      12,899,823.81         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
     9           GCFP      Southridge Shopping       11,417,665.34          Fully           Midland Loan       GMACCM
                           Center                                          Released         Services, LP
    10           GCFP      Stewart Plaza             11,180,811.13         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    11           GCFP      The Carriage              10,957,229.98        Partially         Meredith &         Meredith &
                           Building (Building                              Released         Grew               Grew
                           39)                                                              Incorporated       Incorporated
    12           GCFP      1000 Adams Avenue         10,862,493.05         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    13           GCFP      101 West Avenue           10,334,868.59          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    14           GCFP      Clearview Farms            9,745,437.85          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    15           GCFP      The TJ Building            8,133,454.02          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    16           GCFP      International              8,028,928.29          Fully           Midland Loan       GMACCM
                           Precision                                       Released         Services, LP
                           Components Corp.
                           Building
    17           GCFP      480 Sprague Street         7,973,179.25         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    18           GCFP      990 Spring Garden          7,957,951.34          Fully           Midland Loan       GMACCM
                           Street                                          Released         Services, LP
    19           SBRC      Los Altos Woods            7,816,668.83         Released         Midland Loan       GMACCM
                           Office Building                                                  Services Inc.
    20           GCFP      655 Merrick Avenue         6,959,929.00          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    21           GCFP      Nicholson Plaza            6,834,741.86          Fully           Skymar             GMACCM
                                                                           Released         Capital
                                                                                            Corporation
    22           GCFP      Ventura Village            6,674,166.58          Fully           Midland Loan       GMACCM
                           Shopping Center                                 Released         Services, LP
    23           SBRC      Bridgetown 1 Office        6,624,008.88         Retained         Holliday           Holliday
                           Building                                                         Fenoglio           Fenoglio
                                                                                            Fowler L.P.        Fowler L.P.
    24           GCFP      Courtyard Center           6,557,619.61          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    25           GCFP      Raymour & Flanigan         6,472,287.81         Retained         Continental        Continental
                           Plaza A                                                          Wingate            Wingate Capital
                                                                                            Capital
    26           GCFP      4707 East Baseline         6,269,162.87          Fully           Midland Loan       GMACCM
                           Road                                            Released         Services, LP
    27           GCFP      Holiday Inn Arena          6,221,465.02         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    28           GCFP      Kentbrook Apartments       6,079,439.34          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    29           GCFP      Ramada Plaza Hotel         5,922,694.68         Retained         Continental        Continental
                           and Office Building                                              Wingate            Wingate Capital
                                                                                            Capital
    30           GCFP      Quail Park I               5,888,509.06          Fully           Skymar             GMACCM
                                                                           Released         Capital
                                                                                            Corporation
    31           GCFP      139 Main Street            5,657,038.58         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    32           GCFP      Holiday Inn                5,431,437.71         Retained         Continental        Continental
                           University                                                       Wingate            Wingate Capital
                                                                                            Capital
    33           GCFP      PRG - Scenic               5,420,526.03          Fully           Midland Loan       GMACCM
                           Technologies                                    Released         Services, LP
    34           GCFP      Raymour & Flanigan         5,385,573.66         Retained         Continental        Continental
                           Plaza B                                                          Wingate            Wingate Capital
                                                                                            Capital
    35           GCFP      West County                5,286,459.35          Fully           Skymar             GMACCM
                           Professional and                                Released         Capital
                           Medical Center                                                   Corporation
    36           SBRC      Herndon Plaza              5,285,529.04         Retained         AMRESCO            AMRESCO
                           Retail Center                                                    Services LP        Services LP
    37           GCFP      15250 Avenue of            5,259,510.24          Fully           Midland Loan       GMACCM
                           Science                                         Released         Services, LP
    38           GCFP      The Barnyard Retail        5,168,611.92          Fully           Midland Loan       GMACCM
                           Center                                          Released         Services, LP
    39           GCFP      711 Madison Avenue         5,151,514.54        Partially         Holliday           Holliday
                                                                           Released         Fenoglio           Fenoglio
                                                                                            Fowler, L.P.       Fowler, L.P.
    40           SBRC      132 South Rodeo            4,976,477.85         Released         Midland Loan       GMACCM
                           Drive                                                            Services Inc.
    41           GCFP      4001 Fairview              4,836,599.49          Fully           Midland Loan       GMACCM
                           Industrial Drive                                Released         Services, LP
                           Southeast
    42           GCFP      The Parris Building        4,768,465.71        Partially         Meredith &         Meredith &
                           (Building 34)                                   Released         Grew               Grew Incorporated
    43           SBRC      Cherry Tree                4,685,601.62         Retained         GMACCM             GMACCM
                           Shopping Center
    44           SBRC      1916-1928 Old              4,575,158.99         Released         Midland Loan       GMACCM
                           Middlefield Road                                                 Services Inc.
    45           GCFP      Days Inn Singer            4,462,078.10          Fully           Midland Loan       GMACCM
                           Island                                          Released         Services, LP
    46           GCFP      The Sports Authority       4,460,072.55          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP

                                                                           PRIMARY
                                                                           SERVICING
                MORTGAGE                                                   RETAINED         PREVIOUS
  CONTROL        LOAN                                 CUT-OFF DATE           OR             PRIMARY          NEW PRIMARY
  NUMBER        SELLER     LOAN / PROPERTY NAME         BALANCE           RELEASED?         SERVICER           SERVICER
---------------------------------------------------------------------------------------------------------------------------------

    47           GCFP      Grand Union                4,424,160.29          Fully           Midland Loan       GMACCM
                            Supermarket                                    Released         Services, LP
    48           GCFP      Parklawn Center            4,112,970.74          Fully           Skymar             GMACCM
                                                                           Released         Capital
                                                                                             Corporation
    49           GCFP      Two World's Fair           4,090,384.44        Partially         Holliday           Holliday
                            Drive                                          Released         Fenoglio           Fenoglio
                                                                                             Fowler, L.P.       Fowler, L.P.
    50           GCFP      Arden Woods Office         4,089,469.58          Fully           Midland Loan       GMACCM
                            Building                                       Released         Services, LP
    51           GCFP      350 Centerpointe           4,013,407.35          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    52           GCFP      Erie Canal Commons         3,968,362.42         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                             Capital
    53           GCFP      Executive Center           3,911,014.79         Retained         Continental        Continental
                            Northridge                                                      Wingate            Wingate Capital
                                                                                             Capital
    54           SBRC      Jester Village             3,863,651.49         Retained         GMACCM             GMACCM
                            Retail Center
    55           GCFP      Suncreek Corporate         3,837,367.70          Fully           Midland Loan       GMACCM
                            Center                                         Released         Services, LP
    56           GCFP      Airport Business           3,705,428.48          Fully           Midland Loan       GMACCM
                            Plaza                                          Released         Services, LP
    57           SBRC      Otay Distribution          3,690,076.62         Retained         GMACCM             GMACCM
                            Center
    58           GCFP      Groesbeck                  3,687,015.36          Fully           Midland Loan       GMACCM
                           Industrial Park                                 Released         Services, LP
    59           GCFP      A Safe Self Storage        3,538,409.59        Partially         Holliday           Holliday
                                                                           Released         Fenoglio           Fenoglio
                                                                                             Fowler, L.P.       Fowler, L.P.
    60           GCFP      Audobon One                3,501,443.38         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    61           GCFP      Quail Valley               3,488,139.63          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    62           SBRC      Valley Sunset Center       3,394,280.78         Retained         GMACCM             GMACCM

    63           GCFP      Tangerine Hill             3,345,711.83          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    64           GCFP      Modesto Imaging            3,339,332.56          Fully           Midland Loan       GMACCM
                           Center                                          Released         Services, LP
    65           GCFP      Beechnut Grove             2,208,119.47        Partially         Holliday           Holliday
                           Apartments                                      Released         Fenoglio           Fenoglio
                                                                                            Fowler, L.P.       Fowler, L.P.
    66           GCFP      Woodvine Apartments        1,081,629.66        Partially         Holliday           Holliday
                                                                           Released         Fenoglio           Fenoglio
                                                                                            Fowler, L.P.       Fowler, L.P.
    67           GCFP      Holiday Inn Kennedy        3,258,862.60         Retained         Continental        Continental
                           Space Center                                                     Wingate            Wingate Capital
                                                                                            Capital
    68           GCFP      Chateau Resort &           3,227,894.73          Fully           Midland Loan       GMACCM
                           Conf.                                           Released         Services, LP
    69           GCFP      West Pointe                3,215,949.33          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    70           GCFP      Auburn Hills               3,213,470.27          Fully           Midland Loan       GMACCM
                           Industrial Center                               Released         Services, LP
    71           SBRC      Ponderosa Village          3,180,107.73         Retained         LJ Melody &        LJ Melody &
                           Shopping Center                                                  Company Inc.       Company Inc.
    72           SBRC      Heinz Apartments           3,179,259.26         Retained         Huntington         Huntington
                                                                                            Capital Corp.      Capital Corp.
    73           GCFP      Barcelona Apartments       3,151,810.47          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    74           SBRC      Highbury Court             3,106,150.84         Retained         Financial          Financial
                           Apartments                                                       Federal            Federal
                                                                                            Savings Bank       Savings Bank
    75           GCFP      BankBoston Building        3,038,355.72        Partially         Meredith &         Meredith &
                                                                           Released         Grew               Grew Incorporated
    77           GCFP      43 West 47th Street        2,978,382.70          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    78           SBRC      58-38 Page Place           2,975,696.38         Released         Midland Loan       GMACCM
                                                                                            Services Inc.
    79           GCFP      3832-3844 Sepulveda        2,946,157.15          Fully           Midland Loan       GMACCM
                            Boulevard                                      Released         Services, LP
    80           SBRC      Sweetwater Plaza           2,908,631.50         Released         Midland Loan       GMACCM
                            East                                                            Services Inc.
    81           SBRC      Duane Reade Maspeth        2,878,420.21         Released         Midland Loan       GMACCM
                                                                                            Services Inc.
    82           GCFP      Fairfield Inn Houma        2,878,288.00          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    83           SBRC      Brentwood Apartments       1,694,918.56         Retained         GMACCM             GMACCM

    84           SBRC      Whitehall Apartments       1,129,945.62         Retained         GMACCM             GMACCM

    85           SBRC      Wind River Park            1,418,562.85         Retained         LJ Melody &        LJ Melody &
                           Plaza                                                            Company Inc.       Company Inc.
    86           SBRC      Newport Victoria           1,373,766.17         Retained         LJ Melody &        LJ Melody &
                           Plaza                                                            Company Inc.       Company Inc.
    87           SBRC      Haverty Furniture          2,735,316.46         Released         Midland Loan       GMACCM
                           Store                                                            Services Inc.
    88           GCFP      Westgate Office            2,725,901.42         Retained         Continental        Continental
                           Center                                                           Wingate            Wingate Capital
                                                                                            Capital
    89           GCFP      Commonwealth Park          2,710,733.50         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    90           SBRC      New Jersey Portfolio       2,683,469.68         Retained         GMACCM             GMACCM

   90A          SBRC      5004 Palisades                                   0.000%                        0                     0
   90B          SBRC      727 & 727A 25th                                  0.000%                        0                     0
                           Street
   90C          SBRC      Franklin's Tower Two                             0.000%                        0                     0
   90D          SBRC      Franklin's Tower One                             0.000%                        0                     0
    91          GCFP      Centerpointe                2,639,607.64          Fully           Midland Loan       GMACCM
                           24-Hour Fitness                                 Released         Services, LP
    92          GCFP      Keats Plaza                 2,617,345.03          Fully           Skymar             GMACCM
                                                                           Released         Capital
                                                                                            Corporation
    93          SBRC       South Pointe               2,554,420.24         Retained         Financial          Financial
                           Townhomes                                                        Federal            Federal
                                                                                            Savings Bank       Savings Bank
    94          GCFP       Glenmoor Green I           2,541,542.28          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    95          SBRC       Alameda Shopping           2,510,907.57         Retained         GMACCM             GMACCM
                            Center
    96          SBRC       41 North Division          2,488,377.63         Released         Midland Loan       GMACCM
                           Street                                                           Services Inc.

                                                                           PRIMARY
                                                                           SERVICING
                MORTGAGE                                                   RETAINED         PREVIOUS
  CONTROL        LOAN                                 CUT-OFF DATE           OR             PRIMARY          NEW PRIMARY
  NUMBER        SELLER     LOAN / PROPERTY NAME         BALANCE           RELEASED?         SERVICER           SERVICER
--------------------------------------------------------------------------------------------------------------------------------

    97          GCFP       Glenmoor Green II          2,466,813.16          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    98          GCFP       Flagship Wharf             2,370,296.60          Fully           Midland Loan       GMACCM
                           Commercial                                      Released         Services, LP
                           Condominium
    99          GCFP       South Park Center          2,364,397.65         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    100         GCFP       1952 West El Camino        2,357,761.67          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    101         SBRC       Office Max Traverse        2,348,838.78         Released         Skymar Capital     GMACCM

    102         GCFP       Rockland                   2,312,850.05        Partially         Meredith &         Meredith &
                           Multi-family Residences                         Released         Grew               Grew Incorporated
    103         GCFP       Realty Expert              2,291,068.77          Fully           Midland Loan       GMACCM
                           Building                                        Released         Services, LP
    104         GCFP       75 Bermar Park,            2,283,786.06          Fully           Midland Loan       GMACCM
                           Nickel Office                                   Released         Services, LP
                           Building & Tonida
                           Office Building
    105         SBRC       Office Max Mankato         2,270,572.67         Released         Skymar Capital     GMACCM

    106         SBRC       Office Max                 2,269,770.36         Released         Skymar Capital     GMACCM
                           Martinsburg
    107         GCFP       Kmart South Bend           2,240,142.88          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    108         GCFP       Wolfie's Plaza             2,228,325.68          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    109         GCFP       200-220 West 1st           2,216,999.71          Fully           Midland Loan       GMACCM
                           Street                                          Released         Services, LP
    110         GCFP       The Loring Building        2,180,904.70         Retained         Continental        Continental
                                                                                            Wingate            Wingate Capital
                                                                                            Capital
    111         GCFP       Park Paloma                2,139,610.92          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    112         GCFP       Mitchell Building          2,123,146.03          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    113         GCFP       Kennedy I Office           2,105,829.14          Fully           Midland Loan       GMACCM
                           Building                                        Released         Services, LP
    114         SBRC       Holiday Inn Express        2,105,292.43         Retained         GMACCM             GMACCM

    115         GCFP       16300 Addison Road         2,082,048.10          Fully           Midland Loan       GMACCM
                           Office Building                                 Released         Services, LP
    116         GCFP       Fairfield Inn              2,067,224.04          Fully           Midland Loan       GMACCM
                           Jackson                                         Released         Services, LP
    117         SBRC       Amberwood  Mobile          2,059,553.23         Released         Midland Loan       GMACCM
                           Home Park                                                        Services Inc.
    118         SBRC       Carson Commerce            2,047,625.49         Retained         GMACCM             GMACCM
                           Center
    119         GCFP       Nome Plaza Shopping        2,026,300.14          Fully           Midland Loan       GMACCM
                           Center                                          Released         Services, LP
    120         GCFP       River Park Shopping        2,025,941.76         Retained         Continental        Continental
                           Center                                                           Wingate            Wingate Capital
                                                                                            Capital
    121         SBRC       Fountain Plaza             2,004,409.18         Retained         LJ Melody &        LJ Melody &
                                                                                            Company Inc.       Company Inc.
    122         GCFP       Fairfield Inn              1,997,986.88          Fully           Midland Loan       GMACCM
                           Hattiesburg                                     Released         Services, LP
    123         GCFP       Fairfield Inn Lake         1,983,150.37          Fully           Midland Loan       GMACCM
                           Charles-Sulphur                                 Released         Services, LP
    124         SBRC       Hampton Inn Blythe         1,894,734.91         Released         GE Capital         GMACCM
                                                                                            Loan
                                                                                            Services, Inc.
    125         SBRC       The Grove Shopping         1,869,414.72         Retained         GMACCM             GMACCM
                           Center
    126         GCFP       475-499 Hillside           1,868,202.60          Fully           Midland Loan       GMACCM
                           Avenue                                          Released         Services, LP
    127         SBRC       Copeland Shopping          1,866,547.09         Retained         GMACCM             GMACCM
                           Center
    128         GCFP       The Fleet Building         1,842,937.09        Partially         Meredith &         Meredith &
                                                                           Released         Grew               Grew Incorporated
    129         GCFP       Commack Tower Plaza        1,839,805.53          Fully           Skymar             GMACCM
                                                                           Released         Capital
                                                                                            Corporation
    130         GCFP       Shoppes of                 1,829,638.83         Retained         Continental        Continental
                           Northshore                                                       Wingate            Wingate Capital
                                                                                            Capital
    131         SBRC       Las Posadas                1,814,130.98         Retained         GMACCM             GMACCM
                           Shopping Center
    132         SBRC       The Ville Apartments       1,813,445.59         Retained         GMACCM             GMACCM

    133         GCFP       Amelia Court               1,810,481.02          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    134         SBRC       Long Street                1,790,809.92         Retained         GMACCM             GMACCM
                           Townhouses
    135         GCFP       Silverbrook                1,766,204.21          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    136         SBRC       Garden Apartments          1,743,925.69         Retained         GMACCM             GMACCM

    137         GCFP       Westchester and New        1,722,373.19         Retained         Continental        Continental
                           Haven Apartments                                                 Wingate            Wingate Capital
                                                                                            Capital
    138         SBRC       Madison Midtown            1,158,627.96         Retained         GMACCM             GMACCM
                           Shopping Center
    139         SBRC       Cleveland Corners            482,347.26         Retained         GMACCM             GMACCM
                           Shopping Center
    140         SBRC       Park Place                 1,634,079.51         Retained         GMACCM             GMACCM
                           Apartments
    141         GCFP       Horizons Apartments        1,619,197.81          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    142         GCFP       Regency Square             1,578,624.24          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    143         SBRC       Federal Express            1,573,379.15         Retained         GMACCM             GMACCM

    144         SBRC       Levittown                  1,550,442.42         Retained         GMACCM             GMACCM
                           Professional
                           Building

                                                                           PRIMARY
                                                                           SERVICING
                MORTGAGE                                                   RETAINED         PREVIOUS
  CONTROL        LOAN                                 CUT-OFF DATE           OR             PRIMARY          NEW PRIMARY
  NUMBER        SELLER     LOAN / PROPERTY NAME         BALANCE            RELEASED?        SERVICER           SERVICER
--------------------------------------------------------------------------------------------------------------------------------


    145         SBRC       3311 Richmond              1,542,902.27         Retained         LJ Melody &        LJ Melody &
                           Office Building                                                  Company Inc.       Company Inc.
    146         SBRC       Carmel Towers              1,536,329.70         Retained         GMACCM             GMACCM

    147         GCFP       Westwood Apartments        1,493,285.55          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    148         SBRC       Crestridge                 1,470,068.80         Retained         GMACCM             GMACCM
                           Apartments
    149         GCFP       Pine Tree Square           1,455,343.12          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    150         GCFP       Thistlewood                1,453,361.98          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    151         GCFP       Lesbo/Bullion              1,443,674.70          Fully           Midland Loan       GMACCM
                           Mobile Home Park                                Released         Services, LP
    152         SBRC       The Town Center            1,441,959.68         Retained         GMACCM             GMACCM

    153         SBRC       Bayridge Apartments        1,440,455.81         Retained         GMACCM             GMACCM

    154         SBRC       Ramada Inn -               1,439,330.14         Retained         GMACCM             GMACCM
                           Elizabethtown
    155         SBRC       Oasis Surgery Center       1,391,384.67         Retained         GMACCM             GMACCM

    156         SBRC       715 South Oxford           1,375,649.74         Retained         GMACCM             GMACCM
                           Court Apartments
    157         SBRC       Barefoot Bay               1,352,817.51         Retained         GMACCM             GMACCM
                           Medical Office
                           Center
    158         GCFP       14 Mamaroneck Avenue       1,348,077.93          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    159         SBRC       Presidio Plaza             1,343,943.22         Retained         GMACCM             GMACCM

    160         SBRC       904-912 21st Avenue        1,342,654.78         Retained         GMACCM             GMACCM

    161         GCFP       Ambassador                 1,339,668.48          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    162         SBRC       Frisco South               1,334,047.56         Retained         GMACCM             GMACCM
                           Shopping Center
    163         GCFP       Oquendo Office             1,326,813.98          Fully           Midland Loan       GMACCM
                           Warehouse                                       Released         Services, LP
    164         GCFP       Palm Harbor Mobile         1,313,821.90          Fully           Midland Loan       GMACCM
                           Home Park                                       Released         Services, LP
    165         SBRC       Milan Apartments           1,294,196.36         Released         Midland Loan       GMACCM
                                                                                            Services Inc.
    166         SBRC       Palm Pacific Plaza         1,293,656.12         Retained         GMACCM             GMACCM
                           Shopping Center
    167         SBRC       North Dixie                1,289,805.51         Retained         GMACCM             GMACCM
                           Commerce Center
    168         SBRC       Meadowlark                 1,285,194.53         Retained         GMACCM             GMACCM
                           Apartments
    169         SBRC       Old Judge Building         1,285,126.47         Retained         GMACCM             GMACCM

    170         SBRC       Sherman/Lennox             1,265,523.31         Retained         GMACCM             GMACCM
                              Portfolio
   170A         SBRC       6839-6841 Lennox                                 0.000%                      0                     0
                           Avenue
   170B         SBRC       17732 Sherman Way
                                                                            0.000%                      0                     0
    171         SBRC       Pacific Winds              1,253,201.21         Retained         GMACCM             GMACCM
                            Apartments
    172         SBRC       Isle of Capri              1,240,509.23         Retained         GMACCM             GMACCM
                            Apartments
    173         SBRC       Datura Station             1,215,941.09         Retained         GMACCM             GMACCM

    174         SBRC       Park View                  1,213,892.97         Retained         GMACCM             GMACCM
                           Cooperative
    175         SBRC       H & Z Office               1,192,865.05         Retained         GMACCM             GMACCM
                           Building
    176         SBRC       Nassau Bay Villas          1,191,800.49         Retained         GMACCM             GMACCM
                           Apartments
    177         SBRC       2180 West First            1,191,440.30         Retained         GMACCM             GMACCM
                           Street
    178         GCFP       8020 Northwest 60th        1,191,028.86          Fully           Midland Loan       GMACCM
                            Street                                         Released         Services, LP
    179         SBRC       Irving Place               1,185,590.57         Retained         GMACCM             GMACCM
                            Apartments
    180         GCFP       Regency Palms              1,179,962.75          Fully           Midland Loan       GMACCM
                            Apartments                                     Released         Services, LP
    181         GCFP       Four Flags Motors,         1,160,198.90          Fully           Midland Loan       GMACCM
                            Inc.                                           Released         Services, LP
    182         GCFP       Alexandria Gardens         1,135,768.32          Fully           Midland Loan       GMACCM
                            Apartments                                     Released         Services, LP
    183         GCFP       47-49 Main Street          1,123,198.55          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    184         SBRC       Madrid Apartments          1,108,725.41         Retained         GMACCM             GMACCM

    185         SBRC       Comfort Inn -              1,106,990.73         Retained         GMACCM             GMACCM
                           Milledgeville
    186         SBRC       Wal-Mart Shopping          1,095,753.19         Retained         GMACCM             GMACCM
                           Center
    187         SBRC       Stratford Apartments       1,084,891.94         Retained         GMACCM             GMACCM

    188         SBRC       Willow Glen Plaza          1,083,192.32         Retained         GMACCM             GMACCM

    189         SBRC       Edgewater Bay              1,082,470.75         Retained         GMACCM             GMACCM
                           Apartments
    190         SBRC       420 Group                  1,068,761.10         Retained         GMACCM             GMACCM

    191         GCFP       7-Eleven                   1,024,554.52          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP

                                                                           PRIMARY
                                                                           SERVICING
                MORTGAGE                                                   RETAINED         PREVIOUS
  CONTROL        LOAN                                 CUT-OFF DATE           OR             PRIMARY          NEW PRIMARY
  NUMBER        SELLER     LOAN / PROPERTY NAME         BALANCE            RELEASED?        SERVICER           SERVICER
-------------------------------------------------------------------------------------------------------------------------------


    192         SBRC       Lake Forest North            999,938.16         Retained         GMACCM             GMACCM
                           Apartments
    193         SBRC       CompuChem Industrial         995,609.84         Retained         GMACCM             GMACCM

    194         GCFP       Palazzolo Plaza              995,333.32          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    195         SBRC       A. E. Larson                 995,186.67         Retained         GMACCM             GMACCM
                           Building
    196         GCFP       Lanewood Apartments          994,285.82          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    197         GCFP       Chris-Town Mobile            992,424.76          Fully           Midland Loan       GMACCM
                           Home Park                                       Released         Services, LP
    198         SBRC       Corbus-Peppertree            989,751.96         Retained         GMACCM             GMACCM
                           Lane Apartments
    199         SBRC       Missouri Meadows             979,133.44         Retained         GMACCM             GMACCM
                           Apartments
    200         SBRC       Highlander Square            960,874.52         Retained         GMACCM             GMACCM
                           Apartments
    201         SBRC       Hillcrest Crossing           952,900.75         Retained         GMACCM             GMACCM

    202         SBRC       Virginia Plaza               939,381.20         Retained         GMACCM             GMACCM

    203         SBRC       Pedersen Building            890,126.41         Retained         GMACCM             GMACCM

    204         GCFP       Spring Oaks Mobile           889,599.06          Fully           Midland Loan       GMACCM
                           Home & Recreational                             Released         Services, LP
                           Vehicle Park
    205         SBRC       Shadowood Apartments         879,061.35         Retained         GMACCM             GMACCM

    206         SBRC       Arroyo Shopping              877,898.53         Retained         GMACCM             GMACCM
                           Center
    207         GCFP       The Nog Retail               866,706.97          Fully           Midland Loan       GMACCM
                           Center                                          Released         Services, LP
    208         GCFP       London Square                854,047.69          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    209         SBRC       Petite Chateau               836,266.18         Retained         GMACCM             GMACCM
                           Villa Mobile Home
                           Park
    210         GCFP       Walnut Hills                 834,300.81          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    211         SBRC       Palmer Highway               805,651.33         Retained         GMACCM             GMACCM
                           Shopping Center
    212         SBRC       Somerset Apartments          797,127.72         Retained         GMACCM             GMACCM

    213         SBRC       Shady Acres/Pine             787,123.06         Retained         CMACCM             GMACCM
                           Shadows Portfolio
   213A         SBRC       Shady Acres Duplexes                             0.000%                       0                     0
   213B         SBRC       Pine Shadows Estates                             0.000%                       0                     0
    214         SBRC       Vanowen Street               773,970.40         Retained         GMACCM             GMACCM
                           Retail Center
    215         GCFP       Rena's Village Plaza         765,693.60          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    216         SBRC       Stanford Place               756,932.13         Retained         GMACCM             GMACCM
                           Apartments
    217         SBRC       Panola-Redan                 753,022.67         Retained         GMACCM             GMACCM
                           Crossing
    218         SBRC       Garnet Avenue                748,251.82         Retained         GMACCM             GMACCM
                           Shopping Center
    219         SBRC       The Chalet                   741,137.06         Retained         GMACCM             GMACCM
                           Apartments
    220         SBRC       Galt Ocean Plaza             739,942.14         Retained         GMACCM             GMACCM

    221         SBRC       Zion Street                  725,157.00         Retained         GMACCM             GMACCM
                           Apartments
    222         GCFP       Country Square               718,584.02          Fully           Midland Loan       GMACCM
                           Mobile Home Park                                Released         Services, LP
    223         GCFP       1513-1517 Taylor             704,282.87          Fully           Midland Loan       GMACCM
                           Avenue                                          Released         Services, LP
    224         GCFP       Westside Warehouse           644,208.11          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    225         SBRC       Heritage House               638,130.36         Retained         GMACCM             GMACCM
                           Apartments
    226         SBRC       Troy Building                627,514.38         Retained         GMACCM             GMACCM

    227         SBRC       Arlington Manor              594,538.78         Retained         GMACCM             GMACCM
                           Mobile Home Park
    228         GCFP       Capitol View                 592,119.45          Fully           Midland Loan       GMACCM
                           Apartments, Charles                             Released         Services, LP
                           Apartments &
                           Randolph Apartments
    229         SBRC       Beresford Retail             586,644.61         Retained         GMACCM             GMACCM

    230         SBRC       120 Standard Street          561,038.23         Retained         GMACCM             GMACCM

    231         GCFP       2077-2089 New York           546,440.14          Fully           Midland Loan       GMACCM
                           Avenue                                          Released         Services, LP
    232         SBRC       Blair Place Duplexes         538,687.46         Retained         GMACCM             GMACCM

    233         SBRC       18714 Parthenia              538,306.29         Retained         GMACCM             GMACCM
                           Street
    234         GCFP       Thornapple                   537,111.98          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    235         GCFP       2800 Oakmont Drive           536,562.37          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    236         SBRC       Fox Tile                     516,620.50         Retained         GMACCM             GMACCM

    237         SBRC       471 Prospect Street          515,209.45         Retained         GMACCM             GMACCM


                                                                           Primary
                                                                           Servicing
                Mortgage                                                   Retained         Previous
  CONTROL        Loan                                 Cut-off Date           or             Primary          New Primary
  NUMBER        Seller     Loan / Property Name         Balance            Released?        Servicer           Servicer
--------------------------------------------------------------------------------------------------------------------------------



    238         GCFP       Barclay Arms                 512,551.71          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    239         SBRC       Wishney                      491,952.03         Retained         GMACCM             GMACCM

    240         GCFP       Elmgrove Apartments          478,859.01          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    241         SBRC       Centennial                   472,008.93         Retained         GMACCM             GMACCM
                           Apartments
    242         SBRC       Vanguard Industrial          470,577.63         Retained         GMACCM             GMACCM
                           Building
    243         GCFP       135-145 Orange               457,704.49          Fully           Midland Loan       GMACCM
                           Street Apartments                               Released         Services, LP
    244         SBRC       Brentwood Village            450,509.51         Retained         GMACCM             GMACCM
                           Apartments
    245         GCFP       Seoul Plaza                  447,545.53          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    246         SBRC       Glendale Apartments          437,587.79         Retained         GMACCM             GMACCM

    247         GCFP       Riverview Apartments         410,846.03          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    248         GCFP       820 Linden Boulevard         410,524.89          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    249         GCFP       Vail Valley Auto             392,098.34          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    250         GCFP       Hawthorne                    380,125.29          Fully           Midland Loan       GMACCM
                           Apartments II                                   Released         Services, LP
    251         GCFP       2096 Saint Georges           369,676.83          Fully           Midland Loan       GMACCM
                           Avenue                                          Released         Services, LP
    252         SBRC       Notre Dame                   363,632.31         Retained         GMACCM             GMACCM
                           Apartments
    253         GCFP       Nash Multi-family            352,441.97          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    254         SBRC       Somers Apartments            348,696.54         Retained         GMACCM             GMACCM

    255         GCFP       Foxglove                     335,695.05          Fully           Midland Loan       GMACCM
                           Apartments, Phase I                             Released         Services, LP
    256         SBRC       Muse Apartments              317,444.64         Retained         GMACCM             GMACCM

    257         GCFP       Chalmer Place                312,426.03          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    258         GCFP       Ivy Court Apartments         302,125.59          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    259         GCFP       Royce Apartments             293,949.40          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    260         SBRC       C. Martin Company            292,148.47         Retained         GMACCM             GMACCM

    261         GCFP       Aster Court                  286,328.06          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    262         GCFP       Zora Lee Apartments          283,284.01          Fully           Midland Loan       GMACCM
                                                                           Released         Services, LP
    263         GCFP       Foxglove II                  256,707.94          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    264         GCFP       Indiana Street               246,785.14          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    265         GCFP       "A" Street                   241,620.61          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    266         GCFP       The Colonial                 235,560.58          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    267         GCFP       Taylene Court                229,780.70          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP
    268         GCFP       Myrtle Street                223,877.18          Fully           Midland Loan       GMACCM
                           Apartments                                      Released         Services, LP       GMACCM